As filed with Securities and Exchange Commission on April 21, 2022.
Registration Nos. 333-52366/
811-04001

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

Registration Statement
Under the Securities Act of 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 37	☒
and/or

Registration Statement
Under the Investment Company Act of 1940
Amendment No. 308	☒

Metropolitan Life Separate Account E
(Exact Name of Registrant)

Metropolitan Life Insurance Company
(Exact Name of Depositor)
200 Park Avenue
New York, New York 10166
(Address of Depositor’s Principal Executive Offices)
(212) 578-9500
(Depositor’s Telephone Number, including Area Code)
Stephen W. Gauster
Executive Vice President General Counsel
Metropolitan Life Insurance Company
200 Park Avenue, New York, New York 10116
(Name and Address of Agent for Service)

COPIES TO:
W. Thomas Conner Vedder Price P.C.
1401 New York Avenue, Suite 500
Washington, D.C. 20005
Approximate Date of Proposed Public Offering: May 1, 2022
It is proposed that the filing will become effective (check appropriate box):
□	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2022 pursuant to paragraph (b)
□	60 days after filing pursuant to paragraph (a)(1)
□	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:
□	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

May 1, 2022
Preference Plus Select® Variable Annuity Contracts
B Class, Bonus Class, C Class and L Class
Issued by Metropolitan Life Separate Account E of Metropolitan
Life Insurance Company (“MetLife”)
This Prospectus describes individual Preference Plus Select® Contracts for deferred variable annuities (“Deferred Annuities”). The following classes are offered by this prospectus: B Class, Bonus Class, C Class and L Class. The Deferred Annuities are individual contracts and were also sold in group arrangements or under retirement plans through SEP and SIMPLE IRAs.
You decide how to allocate your money among the various available investment choices. Your choices may include the Fixed Account and Divisions (Divisions may be referred to as “Investment Divisions” in your Contract and marketing materials) available through Metropolitan Life Separate Account E which, in turn, invest in the Portfolios described in Appendix A (“Portfolios”). As noted in Appendix A below, if your annuity was issued in connection with an employer plan, you should check with your Employer as to which Portfolios are available under your Contract. The Deferred Annuity is no longer available for sale; however, MetLife will continue to accept additional payments for existing Deferred Annuities.
How to learn more:
Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference.
B Class, Bonus Class, C Class and L Class of the Deferred Annuities each have their own base contract charge and Withdrawal Charge schedule. Each provides the opportunity to invest for retirement. The expenses for the Bonus Class Deferred Annuity may be higher than similar Contracts without a bonus. Expenses of a class that includes a bonus feature (the Bonus Class) may be higher than expenses of a class of the Deferred Annuity without the bonus, and the additional amount of the bonus may be more than offset by the additional fees and charges associated with the class, including Withdrawal Charges.
Additional information about certain investment products, including variable annuities has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense. Interests in the Separate Account and the Fixed Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person.
The Deferred Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities other than the information in this Prospectus, any supplements to this Prospectus or any supplemental sales material we authorize.
The date of this prospectus is May 1, 2022

IMPORTANT TERMS YOU SHOULD KNOW
Account Balance — When You purchase a Deferred Annuity, an account is set up for You. Your Account Balance is the total amount of money credited to You under your Deferred Annuity including money in the Divisions of the Separate Account, the Fixed Account and the Enhanced Dollar Cost Averaging Program.
Accumulation Unit Value — With a Deferred Annuity, money paid-in or transferred into a Division of the Separate Account is credited to You in the form of Accumulation Units. Accumulation Units are established for each Division. We determine the value of these Accumulation Units as of the close of the New York Stock Exchange (the "Exchange") each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.
Administrative Office — Your Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity. Your Contract will indicate the address of your Administrative Office. We will notify You if there is a change in the address of your Administrative Office. The telephone number to initiate a request is 800-638-7732.
Annuitant  — The natural person whose life is the measure for determining the duration and the dollar amount of income payments.
Annuity Unit Value — With a variable pay-out option, the money paid-in or reallocated into a Division of the Separate Account is held in the form of Annuity Units. Annuity Units are established for each Division. We determine the value of these Annuity Units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.
Assumed Investment Return (AIR) — Under a variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Division to determine all subsequent payments to You.
Beneficiary  — The person or persons who receives a benefit, including continuing payments or a lump sum payment, if the Contract Owner dies.
Contract  — A Contract is the legal agreement between You and MetLife. This document contains relevant provisions of your Deferred Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.
Contract Anniversary — An anniversary of the date we issue the Deferred Annuity.
Contract Owner — The person or entity which has all rights including the right to direct who receives income payments.
Contract Year — The Contract Year for a Deferred Annuity is the one year period starting on the date we issue the Contract and each Contract Anniversary thereafter.
Divisions  —  Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to a Division, the Division purchases shares of a Portfolio (with the same name) within Brighthouse Trust I, Brighthouse Trust II, or the American Funds®.

Good Order — A request or transaction generally is considered in “Good Order” if it complies with our administrative procedures and the required information is complete and correct. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Divisions affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact us or your sales representative before submitting the form or request.
MetLife  —  MetLife is Metropolitan Life Insurance Company which is the company that issues the Deferred Annuities. Throughout this Prospectus, MetLife is also referred to as the “Company,” “we,” “us” or “our.”
Separate Account — Metropolitan Life Separate Account E (“Separate Account”) is an investment account. All assets contributed to Divisions under the Deferred Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities.
Variable Annuity — An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Divisions in a variable annuity.
Withdrawal Charge — The Withdrawal Charge is the amount we deduct from your Account Balance, if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.
You — In this Prospectus “You” is the Contract Owner of the Deferred Annuity and can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by MetLife). “You” can also be a Beneficiary of a deceased person’s Individual Retirement Account Contract or non-qualified Deferred Annuity who purchases the Deferred Annuity in his or her capacity as Beneficiary. A Contract generally may have two Owners (both of whom must be individuals). The Contract is not available to corporations or other business organizations, except to the extent an employer is the purchaser of a SEP or SIMPLE IRA Contract.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	A Withdrawal Charge of up to 9.00% will be assessed on any premium payment paid less than 7 years before the date of the withdrawal.
	For example, if you purchase a Bonus Class Contract for $100,000 and surrender your Contract during the first year, You will pay a Withdrawal Charge of up to $9,000.			Charges
Transaction Charges	In addition to surrender charges, you also may be charged for other transactions. Although we do not currently charge a fee for transfers of cash value among Divisions or between the Divisions and the Fixed Account, We reserve the right to impose a transfer fee of $25.			Charges
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Fees
	Annual Fee	Minimum	Maximum
	Base Contract (varies by Contract class)	1.25%(1)	1.70% (1)
	Investment options (Portfolio fees and expenses) (As a percentage of Portfolio assets.)	0.42%	1.21%
	Optional benefits for an additional charge (for a single optional benefit, if elected)	0.20%(2)	1.50% (3)
(1) As a percentage of your Account Balance in the Separate Account.
(2) As a percentage of your average Account Balance in the Separate Account.
(3) As a percentage of the Total Guaranteed Withdrawal Amount (as defined later in this Prospectus).
Because your Contract is customizable, the choices you make affect how much you will pay. To help understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.
	Lowest Annual Cost:	Highest Annual Cost:
	$1,559	$3,644
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Contract classes and Portfolio fees and expenses
• No optional benefits
• No sales charges
• No additional purchase payments, transfers or withdrawals	Assumes:
• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of Contract classes, optional benefits and Portfolio fees and expenses
• No sales charges
• No additional purchase payments, transfers or withdrawals

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment	This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
• Withdrawal Charges may apply for up to 7 years following each purchase payment. Withdrawal Charges will reduce the value of your Contract if you withdraw money during that time.
• The benefits of tax deferral and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.
	• Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59 1⁄2.	Principal Risks of Investing in the Contract
Risks Associated with Investment Options	• An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolios).
• Each investment option (including any Fixed Account investment option) will have its own unique risks.
	• You should review these investment options before making an investment decision.	Principal Risks of Investing in the Contract
Insurance Company Risks	An investment in the Contract is subject to the risks related to the Company. Any obligations (including under any Fixed Account investment option), guarantees, or benefits are subject to the claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product. More information about the Company, including its financial strength ratings, is available by visiting https://www.metlife.com/about-us/corporate-profile/ratings/.	Principal Risks of Investing in the Contract
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments	Although we do not currently charge a fee for transfers of cash value among Divisions or between the Divisions and the Fixed Account, We reserve the right to impose a transfer fee in the future of $25 for each transfer over twelve in a Contract Year.
We reserve the right to add, remove or substitute Portfolios.
	The Company also has policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading, and in those instances, there are additional limits that apply to transfers.	Charges – Transfer Fee

	RESTRICTIONS	LOCATION IN PROSPECTUS
Optional Benefits	Many optional benefits limit or restrict the Portfolios You may select under the Contract. We may change these restrictions in the future.
You are required to have a certain Contract value for some optional benefits. If withdrawals reduce Your Contract below this value, your optional benefits may be reduced or terminated.
	Subsequent purchase payments are currently restricted for certain optional benefits. If your annuity was issued in connection with an employer plan, you should check with your employer regarding the availability of riders.	Benefits Available Under the Contract
	TAXES	LOCATION IN PROSPECTUS
Tax Implications	• You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.
• There is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account (IRA).
	• Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59 1⁄2.	Federal Tax Considerations
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.	Who Sells the Deferred Annuities
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.	Replacement of Annuity Contracts
OVERVIEW OF THE CONTRACT
Purpose
The Preference Plus Select® Variable Annuity Contract is designed to provide long-term accumulation of assets through investments in a variety of investment options during the accumulation phase. It can supplement your retirement income by providing a stream of income payments during the payout phase. It also offers death benefits to protect your designated beneficiaries and favorable tax treatment of insurance proceeds. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.
Phases of the Contract
Your Contract has two phases: 1) an accumulation or “pay-in” phase; and 2) an income or “pay-out” phase.
1)	Accumulation (Pay-in) Phase

To help You accumulate assets, You can invest your premium payments in:
•	Portfolios (mutual funds), each of which has its own investment strategies, investment advisers, expense ratios, and returns; and
•	a Fixed Account option, which offers a guaranteed interest rate during a selected period.
Additional information about each Portfolio including its Portfolio type, advisers and any subadvisers as well as current expenses and certain performance information is included in Appendix A.
2)	Income (Pay-out) Phase
You can elect to annuitize your Contract and turn your Contract value into a stream of income payments (sometimes called annuity payments) from MetLife, at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the investment options you select.
Please note that if you annuitize, your investments will be converted to income payments and you may no longer be able to choose to withdraw money at will from your Contract. All benefits (including guaranteed minimum death benefits and living benefits) terminate upon annuitization.
Contract Features
Contract classes. The Contract has several classes that have different ongoing fees and surrender charges. For example, this Contract offers Class B with a 7-year Withdrawal Charge period, Bonus Class with a 7-year Withdrawal Charge period and higher ongoing fees., Class C with no Withdrawal Charge and Class L with a 3-year Withdrawal Charge. If you purchased a Bonus Class Contract, We add an additional lump sum amount to each purchase payment made during the first Contract year. It should be noted that the expenses for the Bonus Class Contract may be higher than similar contracts without a bonus. In addition, the amount of the bonus may be more than offset by the additional fees and charges associated with the class, including Withdrawal Charges.
Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Contract value at any time (although if you withdraw early, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59 1⁄2).
Tax treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you make a withdrawal; (2) you receive an income payment from the Contract; or (3) upon payment of a death benefit.
Death benefits. Your Contract includes a basic death benefit that will pay your designated beneficiaries at the time of your death the greater of (1) your Account Balance; (2) total purchase payments (adjusted for withdrawals); or (3) your “Highest Anniversary Value” as of the fifth Contract Anniversary (adjusted for witdrawals). You can purchase additional death benefits for an additional fee. These additional provisions may increase the amount of money payable to your designated beneficiaries upon your death.
Optional benefits that occur during your lifetime. Optional benefits were available some of which incurred additional fees.
Automated investment strategies. At no additional charge, you may select from among four automated investment strategies to help you manage your money based on your risk tolerance and savings goals. You may select Enhanced Dollar Cost Averaging, which automatically transfers a specific amount of money from the fixed account to the investment options you have selected, at set intervals over a specific period of time. For applicable restrictions see “Classes of the Deferred Annuity”.
FEES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.
Transaction Expenses
	B Class	Bonus Class	C Class	L Class
Sales Load Imposed on Purchases	None	None	None	None
Withdrawal Charge (as a percentage of each purchase payment)(1)	7%	9%	None	7%
Transfer Fee(2)	$ 25	$ 25	$ 25	$ 25
(1)	If an amount is determined to include the withdrawal of prior purchase payments, a Withdrawal Charge may apply. The charges on purchase payments for each class is calculated according to the following schedule:

Number of Complete Years from Receipt of Purchase Payment	B Class	Bonus Class	C Class	L Class
0	7%	9%	None	7%
1	6%	8%	—	6%
2	6%	8%	—	5%
3	5%	7%	—	0%
4	4%	6%	—	0%
5	3%	4%	—	0%
6	2%	3%	—	0%
7 and thereafter	0%	0%	—	0%
(2)	We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio Company fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses
Expense	B Class	Bonus Class(5)	C Class	L Class
Base Contract Expenses (as a percentage of average account value) (3,4)	1.26%	1.71%	1.66%	1.51%
Optional Annual Step-Up Death Benefit (as a percentage of average account value)	.20%	.20%	.20%	.20%

Expense	B Class	Bonus Class(5)	C Class	L Class
Optional Greater of Annual Step-Up or 5% Annual Increase Amount Death Benefit (as a percentage of average account value)	.35%	.35%	.35%	.35%
Optional Earnings Preservation Benefit	.25%	.25%	.25%	.25%
Enhanced Death Benefit I – maximum charge (as a percentage of the Death Benefit Base)(6)	1.50%	1.50%	1.50%	1.50%
Enhanced Death Benefit I (issue age 69 or younger) – current charge (as a percentage of the Death Benefit Base)(6)	.75%	.75%	.75%	.75%
Enhanced Death Benefit I (issue age 70-75) – current charge (as a percentage of the Death Benefit Base)(6)	.95%	.95%	.95%	.95%
Guaranteed Minimum Income Benefit Plus II – maximum charge (as a percentage of the Income Base)(7)	1.50%	1.50	1.50	1.50
Guaranteed Minimum Income Benefit Plus II – current charge (as a percentage of the Income Base)(7)	1.00%	1.00%	1.00%	1.00%
Guaranteed Minimum Income Benefit Plus I – maximum charge (as a percentage of the Income Base)(7)	1.50%	1.50%	1.50%	1.50%
Guaranteed Minimum Income Benefit Plus I – current charge (as a percentage of the Income Base)(7)	0.80%	0.80%	0.80%	0.80%
Guaranteed Minimum Income Benefit II – maximum charge (as a percentage of the Income Base)(7)	0.50%	0.50%	0.50%	0.50%
Guaranteed Minimum Income Benefit II – current charge (as a percentage of the Income Base)(7)	0.50%	0.50%	0.50%	0.50%
Guaranteed Minimum Income Benefit I – maximum charge (as a percentage of the Income Base)(7)	0.50%	0.50%	0.50%	0.50%
Guaranteed Minimum Income Benefit I – current charge (as a percentage of the Income Base)(7)	0.50%	0.50%	0.50%	0.50%
Lifetime Withdrawal Guarantee Benefit II (Single Life Version) – maximum charge (as a percentage of the Total Guaranteed Withdrawal Amount)(8)	1.60%	1.60%	1.60%	1.60%
Lifetime Withdrawal Guarantee Benefit II (Single Life Version) – current charge (as a percentage of the Total Guaranteed Withdrawal Amount)(8)	1.25%	1.25%	1.25%	1.25%
Lifetime Withdrawal Guarantee Benefit II (Joint Life Version) – maximum charge (as a percentage of the Total Guaranteed Withdrawal Amount)(8)	1.80%	1.80%	1.80%	1.80%
Lifetime Withdrawal Guarantee Benefit II (Joint Life Version) – current charge (as a percentage of the Total Guaranteed Withdrawal Amount)(8)	1.50%	1.50%	1.50%	1.50%
Lifetime Withdrawal Guarantee Benefit I (Single Life Version) – maximum charge (as a percentage of the Total Guaranteed Withdrawal Amount)(8)	0.95%	0.95%	0.95%	0.95%
Lifetime Withdrawal Guarantee Benefit I (Single Life Version) – current charge (as a percentage of the Total Guaranteed Withdrawal Amount)(8)	0.50%	0.50%	0.50%	0.50%
Lifetime Withdrawal Guarantee Benefit I (Joint Life Version) – maximum charge (as a percentage of the Guaranteed Withdrawal Amount)(8)	1.40%	1.40%	1.40%	1.40%

Expense	B Class	Bonus Class(5)	C Class	L Class
Lifetime Withdrawal Guarantee Benefit I (Joint Life Version) – current charge (as a percentage of the Guaranteed Withdrawal Amount)(8)	0.70%	0.70%	0.70%	0.70%
Enhanced Guaranteed Withdrawal Benefit – maximum charge (as a percentage of the Guaranteed Withdrawal Amount)(8)	1.00%	1.00%	1.00%	1.00%
Enhanced Guaranteed Withdrawal Benefit – current charge (as a percentage of the Guaranteed Withdrawal Amount)(8)	0.55%	0.55%	0.55%	0.55%
Enhanced Guaranteed Withdrawal Benefit I – maximum charge (as a percentage of the Guaranteed Withdrawal Amount)(8)	0.95%	0.95%	0.95%	0.95%
Enhanced Guaranteed Withdrawal Benefit I – current charge (as a percentage of the Guaranteed Withdrawal Amount)(8)	0.50%	0.50%	0.50%	0.50%
Guaranteed Minimum Accumulation Benefit (as a percentage of the Guaranteed Accumulation Amount)(9)	0.75%	0.75%	0.75%	0.75%
(3)	The Base Contract Fee includes .01% for the Annual Contract Fee. The Annual Contract Fee is $30 annually and is charged only against amounts in the Separate Account. The Annual Contract Fee is waived if the Account Balance is $50,000 or more. Regardless of the amount of your Account Balance, the entire fee will be deducted if You take a total withdrawal of your Account Balance. During the pay-out phase, we reserve the right to deduct this fee.
(4)	You pay the Base Contract Expenses for your class of the Deferred Annuity during the pay-out phase of your Contract. Charges for optional benefits are those for Deferred Annuities purchased after April 30, 2005. Different charges may have been in effect for prior time periods.
(5)	The Base Contract Expenses for the Bonus Class will be reduced by 0.45% to 1.25% for the Basic Death Benefit after You have held the Contract for seven years. Similarly, the Separate Account charge will be reduced by 0.45% to 1.45% for the Annual Step-Up Death Benefit and 1.60% for the Greater of Annual Step-Up or 5% Annual Increase Death Benefit after You have held the Contract for seven years.
(6)	The charge for the Enhanced Death Benefit I is a percentage of your Death Benefit Base, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract or after your optional benefit terminates. (See “Optional Death Benefits” for more information.)
(7)	The charge for the Guaranteed Minimum Income Benefit is a percentage of your guaranteed minimum income base, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract or after your optional benefit terminates. (See “Guaranteed Income Benefits” for more information.)
(8)	The charge for the Guaranteed Withdrawal Benefit I and the Enhanced Guaranteed Withdrawal Benefit is a percentage of your Guaranteed Withdrawal Amount, as defined later in this Prospectus. The charge for the Lifetime Withdrawal Guarantee Benefit I and Lifetime Withdrawal Guarantee Benefit II is a percentage of your Total Guaranteed Withdrawal Amount, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Deferred Annuity, or after your optional benefit terminates. (See “Guaranteed Withdrawal Benefits” for more information.)
(9)	The charge for the Guaranteed Minimum Accumulation Benefit is a percentage of your Guaranteed Accumulation Amount, as defined later in this Prospectus. You do not pay for this charge once You are in the pay-out phase of your Contract or after your optional benefits terminates. (See “Guaranteed Minimum Accumulation Benefit” for more information.)
The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. These amounts also include applicable Platform Charges if you choose to invest in certain Portfolios.(1) A complete list of Portfolios available under the Contract, including their annual expenses, may be found in “Appendix A-Portfolio Companies Available Under the Contract” at the back of this Prospectus.

Annual Portfolio Company Expenses
	Minimum	Maximum
(expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.42%	1.21%
(1)	Investments in the American Funds® Division are subject to a platform charge of 0.25%. We reserve the right to impose an additional platform charge on Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average Account Balance in any such Divisions.
Examples
These Examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses and Annual Portfolio Operating Expenses.
The Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year. Examples 1 through 4 assume the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. Example 1 relates to the purchase of the Deferred Annuity with the B Class; Example 2 relates to the purchase of the Deferred Annuity with the Bonus Class; Example 3 relates to the purchase of the Deferred Annuity with the C Class; and Example 4 relates to the purchase of the Deferred Annuity with the L Class.
Examples 5 through 8 assume You purchased the Contract with no optional benefits that result in the least expensive combination of charges. Example 5 relates to the purchase of the Deferred Annuity with the B Class; Example 6 relates to the purchase of the Deferred Annuity with the Bonus Class; Example 7 relates to the purchase of the Deferred Annuity with the C Class; and Example 8 relates to the purchase of the Deferred Annuity with the L Class.
Example 1. This example shows the dollar amount of expenses that You would bear on a $100,000 investment for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	You select the B Class;
•	You bear the minimum or maximum fees and expenses of any of the Portfolios (see “Table 3 — Annual Portfolio Operating Expenses”);
•	the underlying Portfolio earns a 5% annual return;
•	You select the Enhanced Death Benefit I and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
•	You select the Guaranteed Minimum Income Benefit Plus II (“GMIB Plus II”) and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.
Based on these assumptions, your charges would be:

	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$12,490	$22,229	$32,351	$61,308
Minimum	$11,700	$19,911	$28,587	$54,384

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$5,490	$16,829	$28,751	$61,308
Minimum	$4,700	$14,511	$24,987	$54,384
Example 2. This example shows the dollar amount of expenses that You would bear on a $100,000 investment for the periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	You select the Bonus Class;
•	You bear the minimum or maximum fees and expenses of any of the Portfolios (see “Table 3 — Annual Portfolio Operating Expenses”);
•	the underlying Portfolio earns a 5% annual return;
•	You select the Enhanced Death Benefit I and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
•	You select the Guaranteed Minimum Income Benefit Plus II (“GMIB Plus II”) and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$15,118	$26,147	$38,091	$71,400
Minimum	$14,304	$23,710	$34,052	$63,563

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$6,118	$18,947	$32,691	$71,400
Minimum	$5,304	$16,510	$28,652	$63,563
Example 3. This example shows the dollar amount of expenses that You would bear on a $100,000 investment for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	You select the C Class;

•	You bear the minimum or maximum fees and expenses of any of the Portfolios (see “Annual Portfolio Operating Expenses”);
•	the underlying Portfolio earns a 5% annual return;
•	You select the Enhanced Death Benefit I and You are age 70 and assume that you elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
•	You select the Guaranteed Minimum Income Benefit Plus II (“GMIB Plus II”) and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender, annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$5,890	$17,988	$30,609	$64,602
Minimum	$5,100	$15,690	$26,908	$57,961
Example 4. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	You select the L Class;
•	You bear the minimum or maximum fees and expenses of any of the Portfolios (see “Table 3 — Annual Portfolio Operating Expenses”);
•	the underlying Portfolio earns a 5% annual return;
•	You select the Enhanced Death Benefit I and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
•	You select the Guaranteed Minimum Income Benefit Plus II (“GMIB Plus II”) and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$12,740	$22,055	$29,916	$63,383
Minimum	$11,950	$19,749	$26,192	$56,637

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$5,740	$17,555	$29,916	$63,383
Minimum	$4,950	$15,249	$26,192	$56,637

Examples 5 through 8 assume You purchased the Contract with no optional benefits that result in the least expensive combination of charges.
Example 5. This example shows the dollar amount of expenses that You would bear on a $100,000 investment for the time periods indicated. Your actual costs may be higher or lower:
Assumptions:
•	You select the B Class;
•	You bear the minimum or maximum fees and expenses of any of the Portfolios (see “Annual Portfolio Operating Expenses”); and
•	the underlying Portfolio earns a 5% annual return.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$9,490	$12,999	$16,569	$27,637
Minimum	$8,700	$10,608	$12,554	$19,465

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$2,490	$7,599	$12,969	$27,637
Minimum	$1,700	$5,208	$ 8,954	$19,465
Example 6. This example shows the dollar amount of expenses that You would bear on a $100,000 investment for the periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	You select the Bonus Class;
•	You bear the minimum or maximum fees and expenses of any of the Portfolios (see “Table 3 — Annual Portfolio Operating Expenses”); and
•	the underlying Portfolio earns a 5% annual return.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$12,028	$16,693	$22,041	$37,994
Minimum	$11,214	$14,179	$17,730	$28,762

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$3,028	$9,493	$16,641	$37,994
Minimum	$2,214	$6,979	$12,330	$28,762
Example 7. This example shows the dollar amount of expenses that You would bear on a $100,000 investment for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	You select the C Class;
•	You bear the minimum or maximum fees and expenses of any of the Portfolios (see “Table 3 — Annual Portfolio Operating Expenses”); and
•	the underlying Portfolio earns a 5% annual return.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender, annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$2,890	$8,794	$14,954	$31,543
Minimum	$2,100	$6,423	$11,003	$23,680
Example 8. This example shows the dollar amount of expenses that You would bear on a $100,000 investment for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	You select the L Class;
•	You bear the minimum or maximum fees and expenses of any of the Portfolios (see “Table 3 — Annual Portfolio Operating Expenses”); and
•	the underlying Portfolio earns a 5% annual return.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$9,740	$12,847	$14,213	$30,096
Minimum	$8,950	$10,469	$10,239	$22,119

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$2,740	$8,347	$14,213	$30,096
Minimum	$1,950	$5,969	$10,239	$22,119
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Investing in the Contracts involves risks. The following are the principal risks of an investment in the Contract. You should carefully consider the below risks in addition to the other information contained in this Prospectus.
Risk of Loss. An investment in the Contract is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Contract is subject to market risk (the risk that your investments may decline in value or underperform your expectations). As a result, You can lose money by investing in the Contract, including loss of principal.
Not a Short-Term Investment. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. If you withdraw early, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59 1⁄2. Withdrawal Charges may apply for up to 7 years following each purchase payment. Withdrawal Charges will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.
Risk of Underlying Portfolios. An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolio Companies). Each investment option (including the Fixed Account investment option) will have its own unique risks. We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Account Balance of your Contract resulting from the performance of the Portfolio You have chosen. You should review these investment options before making an investment decision. Information regarding the Portfolios available under your Contract is available in Appendix A to this Prospectus.
Risks Associated with the Company. An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
Conflicts of Interest. Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment. In addition, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.

Suitability. An investment in the Contract may not be suitable for all investors. For example, there is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account (IRA). Therefore, there should be reasons other than tax deferral for acquiring the Contract. You should consult with a tax or investment professional to determine the tax and other implications of an investment in and purchase payments received under the Contract.
Taxation Risk. Although the provisions of the Code relevant to the Contract are generally described under “Federal Tax Considerations,” an investor should consult its own tax advisor concerning the effects of federal, state, local and foreign tax law on the Contract. No assurance can be given that, even if the tax provisions currently applicable to the Contract are favorable, the law or regulations or interpretations thereunder will not change and the Contract may be disadvantaged.
Cybersecurity. Our business is highly dependent upon the effective operation of our information systems, and those of our service providers, vendors, and other third parties. Cybersecurity breaches of such systems can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality and our disaster recovery systems may be insufficient to safeguard our ability to conduct business. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible loss or destruction of confidential Contract Owner or business information; impede order processing or cause other operational issues; and result in regulatory enforcement actions or new laws or regulations which could increase our compliance costs. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, and we require our critical vendors to implement effective cybersecurity and data protection measures, there is no guarantee that we will be able to successfully manage this risk at all times.
Bonus Class Risk. Expenses of a class that includes a bonus feature may be higher than expenses of a class of the Deferred Annuity without the bonus, and the additional amount of the bonus may be more than offset by the additional fees and charges associated with the bonus Class, including Withdrawal Charges.
Pandemics and Other Public Health Issues. The pandemic spread of the novel coronavirus COVID-19 has caused and may continue to cause illnesses and deaths. This pandemic, other pandemics, and their related major public health issues, and governmental, business and consumer reactions to them, have affected and may continue to have a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing uncertainty, and creating the potential for more rapid changes to which the Company may find it more difficult to adjust. For example, regulatory action in response to pandemics or other health issues may impose new requirements affecting the Company’s obligations under your Contract, exposing the Company to risks and costs that the Company is unable to foresee or underwrite.
METLIFE
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The

Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.
METROPOLITAN LIFE SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Select Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”).
The Separate Account’s assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the Contracts. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business. Income, gains and losses credited to, or charged against, this Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets.
We are obligated to pay all money we owe under the Contracts — such as death benefits and income payments — even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any amount under any optional death benefit, optional Guaranteed Minimum Income Benefit, optional Guaranteed Withdrawal Benefit or optional Guaranteed Minimum Accumulation Benefit that exceeds the assets in the Separate Account are also paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments, and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
The investment manager to certain of the Portfolios offered with the Contracts or with other variable annuity contracts issued through the Separate Account may be regulated as a Commodity Pool Operator. While it does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
VARIABLE ANNUITIES
This Prospectus describes a type of variable annuity, a Deferred Annuity. These annuities are “variable” because the value of your account or income payment varies based on the investment performance of the Divisions You choose. In short, the value of your Deferred Annuity and your income payments under a variable pay-out option of your Deferred Annuity may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the Divisions You select. The Accumulation Unit Value or Annuity Unit Value for

each Division rises or falls based on the investment performance (or “experience”) of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.
The Deferred Annuity have a fixed interest rate option called the “Fixed Account.” The Fixed Account is not available to all Contract Owners. The Fixed Account is part of our general account and offers an interest rate that is guaranteed by us. The minimum interest rate depends on the date your Contract is issued but will not be less than 1%. The current interest rate may vary by Deferred Annuity class. Your registered representative can tell you the current and minimum interest rates that apply. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor our general account has been registered as an investment company under the 1940 Act. The variable pay-out options under the Deferred Annuities have a fixed payment option called the “Fixed Income Payment Option.” Under the Fixed Income Payment Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them. All guarantees as to purchase payments or Account Balance allocated to the Fixed Account, interest credited to the Fixed Account, and fixed Income Option payments are subject to our financial strength and claims-paying ability.
Replacement of Annuity Contracts
Exchange Programs: From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us may be exchanged for the Deferred Annuity offered by this Prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this Deferred Annuity, an existing Contract is eligible for exchange if a withdrawal from, or surrender of, the Contract would not trigger a Withdrawal Charge. The Account Balance of this Deferred Annuity attributable to the exchanged assets will not be subject to any Withdrawal Charge or be eligible for the Enhanced Dollar Cost Averaging Program. Any additional purchase payments contributed to the new Deferred Annuity will be subject to all fees and charges, including the Withdrawal Charge described in this Prospectus. You should carefully consider whether an exchange is appropriate for You by comparing the death benefits, living benefits, and other guarantees provided by the contract You currently own to the benefits and guarantees that would be provided by the new Contract offered in this Prospectus. Then You should compare the fees and charges (e.g., the death benefit charges, the living benefit charges, and the separate account charge) of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for federal income tax purposes; however, You should consult your tax adviser before making any such exchange.
Other Exchanges: Generally, You can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code (the “Code”). Before making an exchange You should compare both annuities carefully. If You exchange another annuity for the one described in this Prospectus, unless the exchange occurs under one of our exchange programs described above, You might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this Deferred Annuity . Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing variable annuity contract. Before You exchange another annuity for our Deferred Annuity, ask your registered representative whether the exchange would be advantageous, given the Contract features, benefits and charges.

Deferred Annuities
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account. This Prospectus describes the following Deferred Annuities under which You can accumulate money:
•	Non-Qualified
•	Traditional IRAs (Individual Retirement Annuities)
•	Roth IRAs (Roth Individual Retirement Annuities)
•	SEPs (Simplified Employee Pensions)
•	SIMPLE IRAs (Savings Incentive Match Plan for Employees Individual Retirement Annuities)
The Deferred Annuity and Your Retirement Plan
The Deferred Annuities are individual contracts and were also sold in group arrangements or under retirement plans through SEP and SIMPLE IRAs. If You participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan’s terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and pay-out options. We may rely on your employer’s or plan administrator’s statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer’s retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how You may be affected.
All IRAs receive tax deferral under the Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity, such as the availability of a guaranteed income for life, the death benefits or the other optional benefits available under this Deferred Annuity.
Non-Natural Persons as Owners or Beneficiaries. If a non-natural person, such as a trust, is the Owner of a non-qualified Deferred Annuity, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living and/or death benefits. Naming a non-natural person, such as a trust or estate, as a Beneficiary under the Deferred Annuity will generally, eliminate the Beneficiary’s ability to “stretch” or a spousal Beneficiary’s ability to continue the Deferred Annuity and the living and/or death benefits.
A Deferred Annuity consists of two phases: the accumulation or “pay-in” or annuitization phase and the income or “pay-out” phase. The pay-out phase begins when You elect to have us pay You “income” payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. There is no death benefit during the pay-out phase, however, depending on the pay-out option You elect, any remaining guarantee (i.e., cash refund amount or guaranteed income payments) will be paid to your Beneficiary(ies) (see “Pay Out (or Income Options)” for more information). Because Deferred Annuities offer the insurance benefit of income payment options, including our guarantee of income for your lifetime, they are “annuities.”
The Deferred Annuity is offered in several variations, which we call “classes.” Each class offers You the ability to choose certain features. Each has its own Separate Account charge and applicable Withdrawal Charge (except C Class which has no Withdrawal Charges). The Deferred Annuity also offers You the opportunity to choose optional benefits, each for a charge in addition to the Separate Account charge with the Basic Death Benefit for that class. If You purchase any of the optional death benefits, You receive the optional benefit in place of the Basic Death Benefit. In considering any of the optional benefits, You should consider the desirability of the benefit relative to its additional cost and to your needs. You should carefully consider which of the available classes is appropriate for you. Determination of the appropriate balance between (a) the ability to access your Account Balance without incurring a Withdrawal Charge (see “Charges — Withdrawal Charge”); (b) the impact of Separate Account charges on your Account Balance (see “Charges — Separate Account Charge” as well as “Purchase Payments — The Value of Your Investment”); and (c) should you elect an optional living or death benefit rider, the duration you must own the Contract to take full advantage of the guaranteed protection provided by the optional benefit, are important factors to consider. You should discuss the relative benefits and costs of the different share classes with your financial representative. Unless You tell us otherwise, we will assume that You are purchasing the B Class Deferred Annuity with the Basic Death Benefit and no optional benefits. These optional benefits are:
•	an Annual Step-Up Death Benefit;
•	a Greater of Annual Step-Up or 5% Annual Increase Death Benefit;
•	an Enhanced Death Benefit (the “EDB I”);
•	an Earnings Preservation Benefit;
•	Guaranteed Minimum Income Benefits (the Guaranteed Minimum Income Benefit Plus II (the “GMIB Plus II”), the Guaranteed Minimum Income Plus I (the “GMIB Plus I”), the Guaranteed Minimum Income Benefit II (the “GMIB II”) and the Guaranteed Minimum Income Benefit I (the “GMIB I”) are collectively, the “GMIBs”);
•	Guaranteed Withdrawal Benefits (the Lifetime Withdrawal Guarantee II (the “LWG II”), the Lifetime Withdrawal Guarantee I (the “LWG I”), the Enhanced Guaranteed Withdrawal Benefit (the “Enhanced GWB”) and the Guaranteed Withdrawal Benefit I (the “GWB I”) are collectively, the “GWBs”); and
•	a Guaranteed Minimum Accumulation Benefit (the “GMAB”).
You may not have a GMIB, a GWB or the GMAB in effect at the same time. You may not have the EDB I in effect with any living benefit except the GMIB Plus II. None of these optional benefits are currently available for sale.
Each of these optional benefits is described in more detail later in this Prospectus. The availability of optional benefits and features of optional benefits may vary by state.
The Prospectus describes the material features of the Deferred Annuity.
We may restrict the investment choices available to You if You select certain optional benefits. These restrictions are intended to reduce the risk of investment losses which could require the Company to use its general account assets to pay amounts due under the selected optional benefit.
Certain withdrawals, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the Prospectus describing such benefits and guarantees.
The Deferred Annuities are no longer available for sale; however, MetLife will continue to accept additional purchase payments for the Contracts issued under limited circumstances.

Classes of the Deferred Annuity
B Class
The B Class has a 1.25% annual Separate Account charge (previously referred to as a “Base Contract Charge”) and a declining seven year Withdrawal Charge on each purchase payment. If You choose the Annual Step-Up Death Benefit or the greater of Annual Step-Up or 5% Annual Increase Death Benefit, the Separate Account charge would range from 1.45% to 1.60%. If You choose the optional Earnings Preservation Benefit and either of these optional death benefits, the Separate Account charge would range from 1.70% to 1.85%.
The Bonus Class (may also be known as the “B Plus Class” in our sales literature and advertising)
You may purchase a Contract in the Bonus Class before your 81st birthday. If there are Joint Contract Owners, the age of the oldest Joint Contract Owner will be used to determine eligibility. Under the Bonus Class Deferred Annuity, we currently credit 3% to each of your purchase payments made during the first Contract Year. The Bonus will be applied on a pro-rata basis to the Fixed Account, if available, and the Divisions of the Separate Account based upon your allocation for your purchase payments. The Bonus Class has a 1.70% annual Separate Account charge and a declining seven year Withdrawal Charge on each purchase payment. If You choose the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, the Separate Account charge would range from 1.90% to 2.05%. If You choose the optional Earnings Preservation Benefit and either of these optional death benefits, the Separate Account charge would range from 2.15% to 2.30%. After You have held the Contract for seven years, the Separate Account charge declines 0.45% to 1.25% with the Basic Death Benefit. After You have held the Contract for seven years, the Separate Account charge declines to 1.45% and 1.60%, respectively, for the Annual Step-Up Death Benefit and for the Greater of Annual Step-Up or 5% Annual Increase Death Benefit.
Investment returns for the Bonus Class Deferred Annuity may be lower than those for the B Class Deferred Annuity if Separate Account investment performance is not sufficiently high to offset increased Separate Account charges for the Bonus Class Deferred Annuity.
The Bonus Class Deferred Annuity may not be appropriate with certain qualified plans where there may be minimal initial purchase payments submitted in the first year.
Therefore, the choice between the Bonus Class and the B Class Deferred Annuity is a judgment as to whether a higher Separate Account charge with a 3% credit is more advantageous than a lower Separate Account charge without the 3% credit.
There is no guarantee that the Bonus Class Deferred Annuity will have higher returns than the B Class Deferred Annuity, the other classes of the Deferred Annuity, similar Contracts without a bonus or any other investment. The Bonus will be credited only to purchase payments made during the first Contract Year, while the additional Separate Account charge of 0.45% for the Bonus will be assessed on all amounts in the Separate Account for the first seven years.
The following table demonstrates hypothetical investment returns for a Deferred Annuity with the 3% credit compared to a Contract without the Bonus. Both Deferred Annuities are assumed to have no optional benefits. The figures are based on:
a)	a $50,000 initial purchase payment with no other purchase payments;
b)	deduction of the Separate Account charge at a rate of 1.70% (1.25% in years 8-10) (Bonus Class Deferred Annuity) and 1.25% (B Class Deferred Annuity); and

c)	an assumed investment return for the investment choices before Separate Account charges of 8.05% for each of 10 years.

Contract Year	Bonus Class (1.70% Separate Account charge for first 7 years)	B Class (1.25% Separate Account charge all years)
1	$54,770	$53,400
2	$58,248	$57,031
3	$61,947	$60,909
4	$65,881	$65,051
5	$70,064	$69,475
6	$74,513	$74,199
7	$79,245	$79,244
8	$84,633	$84,633
9	$90,388	$90,388
10	$96,535	$96,534
Generally, the higher the rate of return, the more advantageous the Bonus Class is. The table above assumes no additional purchase payments are made after the first Contract Anniversary. If additional purchase payments were made to the Deferred Annuity, the rate of return would have to be higher in order to “break-even” by the end of the seventh year or the break-even point would otherwise occur sooner. The break-even point is when the Account Balance of a Bonus Class Contract will equal the Account Balance of a B Class Contract, assuming equal initial purchase payments and a level rate of return, and thereafter, the Account Balance would be higher in a B Class Contract.
The decision to elect the Bonus Class is irrevocable. We may make a profit from the additional Separate Account charge. The Enhanced Dollar Cost Averaging Program is not available with the Bonus Class.
The guaranteed annuity rates for the Bonus Class are the same as those for the other classes of the Deferred Annuity. Current rates for the Bonus Class may be lower than those for the other classes of the Deferred Annuity.
Any 3% credit does not become yours until after the “free look” period; we retrieve it if You exercise the “free look”. Your exercise of the “free look” is the only circumstance under which the 3% credit will be retrieved (commonly called “recapture”). We then will refund either your purchase payments or Account Balance, depending upon your state law. In the case of a refund of Account Balance, the refunded amount will include any investment performance on amounts attributable to the 3% credit. If there have been any losses from the investment performance on the amounts attributable to the 3% credit, we will bear that loss.
If we agree to permit your Beneficiary to hold the Traditional IRA Deferred Annuity in your name after your death for his/ her benefit, a new Contract will be issued in order to facilitate the distribution of payments. The new Contract will be issued in the same Contract class, except, if You had a Bonus Class Deferred Annuity, the Contract will be issued as a B Class Deferred Annuity.

C Class
The C Class has a 1.65% annual Separate Account charge and no Withdrawal Charge. If You choose the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, the Separate Account charge would range from 1.85% to 2.00%. If You choose the optional Earnings Preservation Benefit and either of these optional death benefits, the Separate Account charge would range from 2.10% to 2.25%. The Fixed Account, the Enhanced Dollar Cost Averaging Program, Equity Generator® and the AllocatorSM are not available in the C Class Deferred Annuity purchased after April 30, 2003. A money market Division is available in the C Class Deferred Annuity purchased after April 30, 2003.
L Class
The L Class has a 1.50% annual Separate Account charge and a declining three-year Withdrawal Charge on each purchase payment. If You choose the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, the Separate Account charge would range from 1.70% to 1.85%. If You choose the optional Earnings Preservation Benefit and either of these optional death benefits, the Separate Account charge would range from 1.95% to 2.10%.
PORTFOLIOS
Information regarding the Portfolio investments available under your Contract, including each Portfolio’s (i) name; (ii) type (e.g., money market fund, bond fund, balanced fund, etc.); (iii) investment adviser and any sub-investment adviser; (iv) current expenses and (v) performance is available in Appendix A to this Prospectus.
We currently charge a platform charge for investments in the American Funds Division to defray additional administrative cost associated with making the American Funds available.
Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio, investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios.
If You elect certain optional benefits, there are certain investment allocation restrictions. For optional benefits subject to such restrictions, investors have two allocation options: “Option A” and “Option B.” Please see “Appendix B — Investment Allocation Restrictions For Certain Optional Benefits” for a description of investment allocation restrictions and the investments available under Option A and Option B.
Information about Investment Choices
Managed Volatility Strategies
Some of the Portfolios are managed in a way that is intended to minimize volatility of returns (referred to as a “managed volatility strategy”). The following Portfolios have a managed volatility strategy:
•	AB Global Dynamic Allocation Portfolio
•	BlackRock Global Tactical Strategies Portfolio
•	Brighthouse Balanced Plus Portfolio
•	Invesco Balanced-Risk Allocation Portfolio
•	JPMorgan Global Active Allocation Portfolio

•	MetLife Multi-Index Targeted Risk Portfolio
•	PanAgora Global Diversified Risk Portfolio
•	Schroders Global Multi-Asset Portfolio
Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors or general market conditions. Bond prices may fluctuate because they move in the opposite direction of interest rates. Foreign investing carries additional risks such as currency and market volatility. A managed volatility strategy is designed to reduce volatility of returns to the above Portfolios from investing in stocks and bonds. This strategy seeks to reduce such volatility by “smoothing” returns, which may result in an Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. This means that in periods of high market volatility, this managed volatility strategy could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Account Balance and, in turn, the value of any guaranteed benefit that is tied to investment performance. Other investment options may offer the potential for higher returns.
If You elect certain optional riders, you will be subject to investment allocation restrictions that include these Portfolios. This is intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under those riders. You pay an additional fee for a guaranteed benefit which, in part, pays for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, a managed volatility strategy might not provide meaningful additional benefit to you. Please see the Portfolio prospectuses for more information in general, as well as more information about the managed volatility strategy.
Investment Choices Which Are Fund of Funds
The following portfolios available within Brighthouse Trust I and Brighthouse Trust II are “fund of funds”:
•	American Funds® Balanced Allocation Portfolio
•	American Funds® Growth Allocation Portfolio
•	American Funds® Moderate Allocation Portfolio
•	BlackRock Global Tactical Strategies Portfolio
•	Brighthouse Asset Allocation 20 Portfolio
•	Brighthouse Asset Allocation 40 Portfolio
•	Brighthouse Asset Allocation 60 Portfolio
•	Brighthouse Asset Allocation 80 Portfolio
•	Brighthouse Asset Allocation 100 Portfolio
•	Brighthouse Balanced Plus Portfolio
•	MetLife Multi-Index Targeted Risk Portfolio
•	SSGA Growth ETF Portfolio
•	SSGA Growth and Income ETF Portfolio
“Fund of funds” Portfolios invest substantially all of their assets in other portfolios or, with respect to the SSGA Growth ETF Portfolio and the SSGA Growth and Income ETF Portfolio, other exchange-traded funds (“Underlying

ETFs”). Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or Underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or Underlying ETFs in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and Underlying ETFs instead of investing in the fund of funds Portfolios, if such underlying portfolios or Underlying ETFs are available under the Contract. However, no Underlying ETFs and only some of the underlying portfolios are available under the Contract.
Restrictions on Subsequent Purchase Payments — GMIB I, GMIB Plus I, GMIB Plus II, GWB I, Enhanced GWB, LWG I, LWG II, GMAB and EDB I
Current Restrictions on Subsequent Purchase Payments. If applicable in your state and except as noted below, until further notice we will not accept subsequent purchase payments from You after the close of the Exchange on August 17, 2012 if your Contract was issued with one or more of the following optional benefits: GMIB I, GMIB Plus I, GMIB Plus II, GWB I, Enhanced GWB, LWG I, LWG II, GMAB and EDB I. You still will be permitted to transfer your Account Balance among the Portfolios available with your Contract and optional benefit. If subsequent purchase payments will be permitted in the future, we will notify You in writing, in advance of the date the restriction will end.
We will permit You to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Balance is below the minimum described in the “When We Can Cancel Your Deferred Annuity” section of the prospectus; or (b) the optional benefit charge is greater than your Account Balance.
In addition, for Traditional IRA, Roth IRA, SEP and SIMPLE Contracts (including annuity contracts held under custodial IRAs), we will permit subsequent purchase payments up to your applicable annual IRS limits, provided the subsequent purchase payment is not in the form of a transfer or rollover from another tax-qualified plan or tax-qualified investment.
If your Contract was issued in one of the following states, this restriction does not apply and You may continue to make subsequent purchase payments at this time: Connecticut, Florida, Massachusetts, Maryland, Minnesota, New Jersey, New York, Oregon, Pennsylvania, Texas, Utah, or Washington.
Additional Information about the Portfolios.
The Divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of either Brighthouse Trust I, Brighthouse Trust II, or the American Funds®, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account’s purchase or sale of these mutual fund shares. The Portfolios of Brighthouse Trust I, Brighthouse Trust II, and the American Funds® are made available only through various insurance company annuities and life insurance policies.
Brighthouse Trust I, Brighthouse Trust II, and the American Funds® are each “series” type funds registered with the Securities and Exchange Commission as an “open-end management investment company” under the 1940 Act. A “series” fund means that each Portfolio is one of several available through the fund.
The Portfolios of Brighthouse Trust I and Brighthouse Trust II pay Brighthouse Advisers, LLC a monthly fee for its services as their investment manager. The Portfolios of the American Funds® pay Capital Research and

Management Company a monthly fee for its services as their investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and SAI for Brighthouse Trust I, Brighthouse Trust II, and the American Funds®.
Certain Payments We Receive with Regard to the Portfolios. An investment manager or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Deferred Annuities and, in the Company’s role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Deferred Annuities and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment managers or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.
As of December 31, 2021, approximately 87% of Portfolio assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and certain of Our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby We receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Contract Owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.
Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio’s 12b-1 Plan, if any, is described in more detail in the prospectuses for the Portfolios. See the “Table of Expenses” and “Who Sells the Deferred Annuities”. Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio’s 12b-1 Plan decrease the Portfolios’ investment returns.
Portfolio Selection. We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager’s or sub-investment manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios’ investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Account Balance if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Account Balance to such Portfolios.
Optional Automated Investment Strategies and Optional Enhanced Dollar Cost Averaging Program
There are four optional automated investment strategies and an optional Enhanced Dollar Cost Averaging Program available to You. We created these investment strategies and program to help You manage your money. You decide if one is appropriate for You, based upon your risk tolerance and savings goals. Also, the strategies and program were designed to help You take advantage of the tax deferred status of a Non-Qualified annuity. The Enhanced Dollar Cost Averaging Program is not available to the Bonus and the C Class Deferred Annuities or to purchase payments which consist of money exchanged from other MetLife or its affiliates’ annuities. The Index Selector® is not available if You purchase the GMIB Plus I, the LWG I, the GMAB or choose Option (B) of the Investment Allocation Restrictions for the EDB I, GMIB Plus II or the LWG II. The Moderate to Aggressive and Aggressive Models are not available with the EDB I, the GMIB Plus II or the LWG II. The Equity Generator® and the AllocatorSM are not available in the C Class Deferred Annuity purchased after April 30, 2003, the Deferred Annuity issued in New York State and Washington State with the GMIB I, GMIB II, the GWB I, the Enhanced GWB or the LWG I or if You purchase the GMIB Plus I, the GMAB, the GMIB Plus II, LWG II, or the EDB I. The Rebalancer® is not available with the GMAB or if You have chosen Option (B) of the Investment Allocation Restrictions for the EDB I, the GMIB Plus II or the LWG II. The automated investment strategies and the Enhanced Dollar Cost Averaging Program are available to You without any additional charges. As with any investment program, none of them can guarantee a gain — You can lose money. We may modify or terminate any of the strategies at any time. You may have only one strategy in effect at a time. You may have the Enhanced Dollar Cost Averaging Program and either the Index Selector® or the Rebalancer® in effect at the same time, but You may not have the Enhanced Dollar Cost Averaging Program in effect at the same time as the Equity Generator® or the Allocator.SM
If You make a subsequent purchase payment while The Equity Generator®, The AllocatorSM or the Enhanced Dollar Cost Averaging program is in effect, we will not allocate the subsequent purchase payment to The Equity Generator®, The AllocatorSM or the Enhanced Dollar Cost Averaging program unless You tell us to do so. Instead, unless You previously provided different allocation instructions for future purchase payments or provide new allocation instructions with the payment, we will allocate the subsequent purchase payment directly to the same destination Divisions You selected under The Equity Generator®, The AllocatorSM or the Enhanced Dollar Cost Averaging program. Any purchase payments received after The Equity Generator®, The AllocatorSM or Enhanced Dollar Cost Averaging program has ended will be allocated as described in “Purchase Payments — Allocation of Purchase Payments.”
Enhanced Dollar Cost Averaging Program: Each month, for a specified period, for example three, six or twelve months, a portion of a specified dollar amount of a purchase payment that You have agreed to allocate to the Enhanced Dollar Cost Averaging Program will be transferred from the program to any of the Divisions You choose, unless your destination Division is restricted because You have elected certain optional benefits or the Index Selector®. While amounts are in the program, we may credit them with a higher rate than that declared for the Fixed Account in general. (Amounts in the Enhanced Dollar Cost Averaging Program are in our Fixed Account. For convenience, we may refer to it as “the program” or the “Enhanced Dollar Cost Averaging Program balance” to avoid confusion with the Fixed Account in general.) The transferred amount will be equal to the amount allocated to the program divided by the number of months in the program. The interest attributable to your Enhanced Dollar Cost Averaging Program is transferred separately in the month after the last scheduled payment. Transfers from the Enhanced Dollar Cost Averaging Program to the Separate Account begin on any day we receive your payment and the Exchange is open, other than the 29th, 30th or 31st of the month. If purchase payments are received on those days, transfers begin on the first day of the next month. Subsequent transfers will be made on the same day in succeeding months. If the scheduled transfer date occurs on a date the Exchange is not open, the transfer will be deducted from the Enhanced Dollar Cost Averaging Program on the selected day but will be applied to the Divisions on the next day the Exchange is open. Enhanced Dollar Cost Averaging Program interest will not be credited on the transferred amount between the selected day and the next day the Exchange is open. Transfers are made on a first-in-first-out basis.
If a subsequent purchase payment is allocated to the program, that subsequent payment will receive the enhanced program interest rate in effect on that date. The allocation of a subsequent purchase payment to the program increases the dollar amount transferred each month. We determine the increase in your monthly dollar amount by dividing your new allocation by the number of months in the program You chose. Your existing monthly transfer amount is then increased by this additional amount to determine the total new dollar amount to be transferred each month. Then, the time period for the transfer of a specific purchase payment and interest attributable to that purchase payment will be accelerated. Your Enhanced Dollar Cost Averaging Program will terminate on the date of the last transfer.
If You cancel your participation in the Enhanced Dollar Cost Averaging Program, or upon notice of your death, your participation in the Enhanced Dollar Cost Averaging Program will be terminated and any remaining dollar amounts will be transferred to the default funding options in accordance with the percentages you have chosen for the Enhanced Dollar Cost Averaging program unless You have instructed Us otherwise. For Contracts issued prior to November 1, 2005, any remaining dollar amounts will be transferred to the Fixed Account. We may impose minimum purchase payments and other restrictions to utilize this program.
The Enhanced Dollar Cost Averaging Program is not available in Oregon.
Upon notice of death, your participation in the Equity Generator or the Allocator is terminated.
Example:
		Date	Amount	EDCA 6-Month Program Interest Rate	Amount Transferred from EDCA Fixed Account to Selected Division(s)
A	Enhanced Dollar Cost Averaging Program (“EDCA”) 6-Month Program Initial purchase payment	5/1	$12,000*	3.00%	$2,000*
B		6/1			$2,000
C		7/1			$2,000
D	EDCA 6-Month Program Subsequent purchase payment	8/1	$18,000**	3.00%	$5,000**
E		9/1			$5,000
F		10/1			$5,000
G		11/1			$5,000
H		12/1			$4,173.97
*	$2,000/month to be transferred from first purchase payment of $12,000 divided by 6 months.
**	Additional $3,000/month to be transferred from subsequent purchase payment of $18,000 divided by 6 months. Amounts transferred are from the oldest purchase payment and its interest, and so forth, until the EDCA balance is exhausted.
The example is hypothetical and is not based upon actual previous or current rates.

Optional Automated Investment Strategies
The Equity Generator®: An amount equal to the interest earned in the Fixed Account is transferred on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), to any one Division, based on your selection. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. If your Account Balance in the Fixed Account at the time of a scheduled transfer is zero, this strategy is automatically discontinued. There is no additional charge for electing the Equity Generator. For example, if you elected the Equity Generator and $1,000 of interest was credited to your account each month, then the $1,000 of interest would be transferred from the fixed interest account to the specified Division every month for a 12 month period.
The Rebalancer®: You select a specific asset allocation for your entire Account Balance from among the Investment Divisions and the Fixed Account, if available. Every three months, on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. You may utilize the Rebalancer with the Enhanced Dollar Cost Averaging Program, provided that 100% of your Account Balance (other than amounts in the Enhanced Dollar Cost Averaging Program) is allocated to this strategy. There is no additional charge for electing the Rebalancer. For example, if you allocated 25% among four Divisions then on a quarterly basis, we will transfer amounts among those four Divisions so that 25% of your Policy’s Cash Value is in each such Division.
The Index Selector®: You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Balance is divided among the MetLife Aggregate Bond Index, MetLife MSCI EAFE® Index, MetLife Mid Cap Stock Index, MetLife Russell 2000® Index, and MetLife Stock Index Divisions and the Fixed Account (or the BlackRock Ultra-Short Term Bond Division in lieu of the Fixed Account for the C Class Deferred Annuities, a Deferred Annuity issued in New York State and Washington State with GMIB I, GMIB II, GWB I, Enhanced GWB or the LWG I). Every three months, on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), the percentage in each of these Divisions and the Fixed Account (or the BlackRock Ultra-Short Term Bond Division) is brought back to the selected model percentage by transferring amounts among the Divisions and the Fixed Account. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open.
You may participate in the Enhanced Dollar Cost Averaging Program if You choose the Index Selector, as long as your destination Divisions are those in the Index Selector model You have selected.
If You utilize the Index Selector strategy, 100% of your initial and future purchase payments (other than amounts in the Enhanced Dollar Cost Averaging Program) must be allocated to the asset allocation model You choose. Any allocation to a Division not utilized in the asset allocation model You choose (other than amounts in the Enhanced Dollar Cost Averaging Program) will immediately terminate the Index Selector strategy.
We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector strategy. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.
The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative.
You may choose another Index Selector strategy or terminate your Index Selector strategy at any time. If You choose another Index Selector strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to again select the Index Selector strategy, You must select from the asset allocation models available at that time. There is no additional charge for electing the Index Selector. For example, if you chose the Conservative Model, then on a quarterly basis we would transfer amounts in the Divisions and the Fixed Interest Account so that the balances in each reflect the selected Conservative Model percentage.
The AllocatorSM: Each month a dollar amount You choose is transferred from the Fixed Account to any of the Divisions You choose. You select the day of the month (other than the 29th, 30th or 31st of the month) and the number of months over which the transfers will occur. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. A minimum periodic transfer of $50 is required. Once your Account Balance in the Fixed Account is exhausted, this strategy is automatically discontinued. There is no additional charge for electing the Allocator. For example, you may elect to have $100 a month transferred of the 15th of the month from the Fixed Interest Account to a Division for a period of two years.
The Allocator, Equity Generator and the Enhanced Dollar Cost Averaging Program are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You can continue the strategy through periods of fluctuating prices.
We will terminate all transactions under any automated investment strategy upon notification of your death.
The chart below summarizes the availability of the Enhanced Dollar Cost Averaging Program and the automated investment strategies:
Enhanced Dollar Cost Averaging Program (“EDCA”) and Automated Investment Strategies

	B Class	Bonus Class	C Class	L Class
a. Enhanced Dollar Cost Averaging Program (“EDCA”)	Yes	No	No	Yes
May not be used with purchase payments which consist of money from other MetLife or its affiliates’ variable annuities. Restrictions apply to destination Investment Divisions with any living benefit (except for the GMIB I, GMIB II, GWB and Enhanced GWB), the EDB I and the Index Selector.
b. Choice of one Automated Investment Strategy
1. Equity Generator	Yes (but not with EDCA)	Yes	No	Yes (but not with EDCA)
Not available in Contracts issued in New York State and Washington State with any living benefit or EDB I.
2. Rebalancer	Yes	Yes	Yes	Yes
Not available with GMAB or the Option (B) Investment Allocation Restrictions.
3. Index Selector	Yes	Yes	Yes	Yes
Not available with GMIB Plus I, the LWG I, the GMAB or the Option (B) Investment Allocation Restrictions; Moderate to Aggressive and Aggressive Models not available with the EDB I, the GMIB Plus II or the LWG II
4. Allocator	Yes (but not with EDCA)	Yes	No	Yes (but not with EDCA)
Not available in Contracts issued in New York State and Washington State with any living benefit or EDB I.
PURCHASE PAYMENTS
We reserve the right to reject any purchase payment.
A purchase payment is the money You give us to invest in the Deferred Annuity. The initial purchase payment is due on the date the Deferred Annuity is issued. You may also be permitted to make subsequent purchase payments. Initial and subsequent purchase payments are subject to certain requirements. These requirements are explained below. We may restrict your ability to make subsequent purchase payments. The manner in which subsequent purchase payments may be restricted is discussed below.
General Requirements for Purchase Payments. The following requirements apply to initial and subsequent purchase payments.
•	The B Class minimum initial purchase payment is $5,000 for the Non-Qualified Deferred Annuity and $2,000 for the Traditional IRA, Roth IRA, SEP and SIMPLE IRA Deferred Annuities.
•	The minimum initial purchase payment through debit authorization for the B Class Non-Qualified Deferred Annuity is $500.
•	The minimum initial purchase payment through debit authorization for the B Class Traditional IRA , Roth IRA, SEP and SIMPLE IRA Deferred Annuities is $100.
•	The Bonus Class Deferred Annuity minimum initial purchase payment $10,000.
•	The C Class and L Class minimum initial purchase payment is $25,000.
•	We reserve the right to accept amounts transferred from other annuity contracts that meet the initial minimum purchase payment requirement at the time of the transfer request, but, at the time of receipt in Good Order, do not meet such requirement because of loss in market value.
•	If You are purchasing the Deferred Annuity as the Beneficiary of a deceased person’s IRA, purchase payments must consist of monies which are direct transfers (as defined under the tax law) from other IRA contracts in the name of the same decedent.

•	You may continue to make purchase payments while You receive Systematic Withdrawal Program payments (described later in this Prospectus) unless your purchase payments are made through debit authorization.
•	The minimum subsequent purchase payment for all Deferred Annuities is $500, except for debit authorizations, where the minimum subsequent purchase payment is $100, or any amount we are required to accept under applicable tax law.
•	We will also accept at least once every 24 months any otherwise allowable contribution to your Traditional IRA or Roth IRA provided it is at least $50.
•	SEP and SIMPLE IRA Deferred Annuities are issued on an individual basis, however, purchase payments are generally forwarded to us on a collective (“group”) basis by the employer, either directly or automatically. If purchase payments are made on this type of “group” basis by the employer for SEP and SIMPLE IRA Deferred Annuities, the “group” needs only to satisfy the minimum subsequent purchase payment amounts based upon the number of persons in the “group”.
•	We will issue the B, C or L Class Deferred Annuity to You before your 86th birthday. We will issue the Bonus Class Deferred Annuity to You before your 81st birthday. We will accept your purchase payments up to your 91st birthday (89 in Massachusetts for the B and Bonus Class).
The chart below summarizes the minimum initial and subsequent purchase payments for each Contract class:
Initial Purchase Payment	B Class	Bonus Class	C Class	L Class
	$5,000 ($2,000: Traditional IRA and Roth IRA, SEP and SIMPLE IRA)	$10,000	$25,000	$25,000
Subsequent Purchase Payment	$500	$500	$500	$500
	(or any amount we are required to accept under applicable tax law)
Debit Authorizations
Initial	$500 ($100: Traditional IRA and Roth IRA, SEP and SIMPLE IRA)	$10,000	$25,000	$25,000
Subsequent	$100	$100	$100	$100
	(or any amount we are required to accept under applicable tax law)
Restrictions on Subsequent Purchase Payments. We may restrict your ability to make subsequent purchase payments. We will notify You in advance if we impose restrictions on subsequent purchase payments. You and your financial representative should carefully consider whether our ability to restrict subsequent purchase payments is consistent with your investment objectives.
Purchase payments may be limited by Federal tax laws or regulatory requirements.
The maximum total purchase payments for the Contract is $1,000,000 without prior approval.
We reserve the right to restrict purchase payments to the Fixed Account, if available, and the Enhanced Dollar Cost Averaging Program if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Account Balance and Enhanced Dollar Cost Averaging Program balance is equal to or exceeds our maximum for Fixed Account allocations (e.g., $1,000,000).
We reserve the right to reject any purchase payment and to limit future purchase payments. This means that we may restrict your ability to make subsequent purchase payments for any reason, subject to applicable requirements in your state. We may make certain exceptions to restrictions on subsequent purchase payments in accordance with our established administrative procedures.

Certain optional benefits have current restrictions on subsequent purchase payments that are described in more detail above. For more information, see “Portfolios — Restrictions on Subsequent Purchase Payments.”
Allocation of Purchase Payments
You decide how your money is allocated among the Fixed Account, if available, the Enhanced Dollar Cost Averaging (EDCA) Program, if available, The Equity Generator® and The AllocatorSM, if available, and the Investment Divisions. If You make a subsequent purchase payment while The Equity Generator®, and The AllocatorSM or the Enhanced Dollar Cost Averaging program is in effect, we will not allocate the subsequent purchase payment to The Equity Generator® and The AllocatorSM or the Enhanced Dollar Cost Averaging program unless You tell us to do so. Instead, unless You give us other instructions, we will allocate the additional purchase payment directly to the same destination Divisions You selected under the Enhanced Dollar Cost Averaging program, the Equity Generator® or The AllocatorSM, (see “Deferred Annuities — Optional Automated Investment Strategies and Optional Enhanced Dollar Cost Averaging Programs.”) You may not choose more than 18 funding choices at the time your initial purchase payment is allocated among the funding choices. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. Unless we have a record of your request to allocate future purchase payments to more than 18 funding choices, You may not choose more than 18 funding choices at the time your subsequent purchase payment is allocated among the funding choices. You may also specify an effective date for the change as long as it is within 30 days after we receive the request. See “Appendix B — Investment Allocation Restrictions For Certain Optional Benefits”, “The EDB I”, “Guaranteed Income Benefits” and “Guaranteed Withdrawal Benefits” for allocation restrictions if You elect certain optional benefits.
Debit Authorizations
You may elect to have purchase payments made automatically. With this payment method, your bank deducts money from your bank account and makes the purchase payment for You.
The Value of Your Investment
We use the term “experience factor” to describe investment performance for a Division. We calculate Accumulation Unit Values once a day on every day the Exchange is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the “Valuation Period.” We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred.
The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the Valuation Period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Deferred Annuity.
Accumulation Units are credited to You when You make purchase payments or transfers into a Division. When You withdraw or transfer money from a Division (as well as when we apply the Annual Contract Fee and, if selected, the charges for the EDB I or any of the optional Living Benefits), Accumulation Units are liquidated. We determine the number of Accumulation Units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.
This is how we calculate the Accumulation Unit Value for each Division:
Step 1: First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;
Step 2: Next, we subtract the daily equivalent of the Separate Account charge (for the class of the Deferred Annuity You have chosen, including any optional benefits where the charge is assessed on the Separate Account) for each day since the last Accumulation Unit Value was calculated; and
Step 3: Finally, we multiply the previous Accumulation Unit Value by this result.
Examples
Calculating the Number of Accumulation Units
Assume You make a purchase payment of $500 into one Division and that Division’s Accumulation Unit Value is currently $10.00. You would be credited with 50 Accumulation Units.
$500	=	50 Accumulation Units
$10
Calculating the Accumulation Unit Value
Assume yesterday’s Accumulation Unit Value was $10.00 and the number we calculate for today’s investment experience (minus charges) for an underlying Portfolio is 1.05 (Step 1 and Step 2 described above). Today’s Accumulation Unit Value is $10.50. ($10.00 x 1.05 = $10.50 is the new Accumulation Unit Value) The value of your $500 investment is then $525 (50 x $10.50 = $525) (Step 3 described above).
However, assume that today’s investment experience (minus charges) is .95 instead of 1.05. Today’s Accumulation Unit Value is $9.50. ($10.00 x .95 = $9.50 is the new Accumulation Unit Value) The value of your $500 investment is then $475 (50 x $.950 = $475).
Transfer Privilege
You may make tax-free transfers among Divisions or between the Divisions and the Fixed Account, if available. Each transfer must be at least $500 or, if less, your entire balance in a Division (unless the transfer is in connection with an automated investment strategy or the Enhanced Dollar Cost Averaging Program). You may not make a transfer to more than 18 funding options at any one time if this request is made through our telephone voice response system or by Internet. A request to transfer to more than 18 funding options may be made by calling your Administrative Office. For us to process a transfer, You must tell us:
•	The percentage or dollar amount of the transfer;
•	The Divisions (or Fixed Account) from which You want the money to be transferred;
•	The Divisions (or Fixed Account) to which You want the money to be transferred; and
•	Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

We reserve the right to restrict transfers to the Fixed Account (which is not available in the C Class Deferred Annuity purchased after April 20, 2003 and the Deferred Annuity with any optional Living Benefit issued in New York State and Washington State) if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Account Balance is equal to or exceeds our maximum for Fixed Account allocations (i.e., $1,000,000).
Please see “Appendix B — Investment Allocation Restrictions For Certain Optional Benefits” for transfer restrictions in effect if You have the EDB I, the GMIB Plus II or the LWG II.
For additional transfer restrictions, see “General Information — Valuation — Suspension of Payments.”
Your transfer request must be in Good Order and completed prior to the close of the Exchange (generally 4:00 p.m. Eastern Time) on a business day, if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day. We may require You to use our original forms.
Restrictions on Transfers
Restrictions on Frequent Transfers/Reallocations. Frequent requests from Contract Owners to make transfers/ reallocations may dilute the value of a Portfolio’s shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be present in:
•	American Funds Global Small Capitalization Fund
•	American Funds Growth Fund
•	American Funds Growth-Income Fund
•	American Funds The Bond Fund of America
•	Baillie Gifford International Stock Portfolio
•	CBRE Global Real Estate Portfolio
•	Harris Oakmark International Portfolio
•	Invesco Global Equity Portfolio
•	Invesco Small Cap Growth Portfolio
•	Loomis Sayles Global Allocation Portfolio
•	Loomis Sayles Small Cap Core Portfolio
•	Loomis Sayles Small Cap Growth Portfolio
•	MetLife MSCI EAFE® Index Portfolio
•	MetLife Russell 2000® Index Portfolio
•	MFS ® Research International Portfolio

•	Neuberger Berman Genesis Portfolio
•	T. Rowe Price Small Cap Growth Portfolio
•	Western Asset Management Strategic Bond Opportunities Portfolio
We monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds® as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were, (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more “round-trips” involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/ reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.
We do not believe that other portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
As a condition to making their Portfolios available in our products, American Funds® requires us to treat all American Funds® Portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds® requires us to impose additional specified monitoring criteria for all American Funds Portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds Portfolios to determine if there were two or more transfers/reallocations in followed by transfers/ reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds® monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all reallocation/transfer requests to or from an American Funds Portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds Portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below) and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy.
Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/ reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers/reallocations.
The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract Owners and other persons with interests in the Contracts.

We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any Contract Owner to engage in frequent transfers/ reallocations; we apply our policies and procedures without exception, waiver, or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfer/reallocation transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement as required by SEC regulation with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract Owners who violate the frequent transfer/reallocation policies established by the Portfolio.
In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract Owners) will not be harmed by transfer/reallocation activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from Contract Owners engaged in frequent transfers/ reallocations, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single Contract Owner). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocations activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

Access To Your Money
You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 or the Account Balance, if less. If any withdrawal would decrease your Account Balance below $2,000, we will consider this a request for a full withdrawal. To process your request, we need the following information:
•	The percentage or dollar amount of the withdrawal; and
•	The Divisions (or Fixed Account and Enhanced Dollar Cost Averaging Program) from which You want the money to be withdrawn.
Your withdrawal may be subject to Withdrawal Charges. Withdrawals may affect your annual step-up death benefit and there may be adverse tax consequences.
Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.
We may withhold payment of withdrawal if any portion of those proceeds would be derived from a Contract Owner’s check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
You may submit a written withdrawal request, which must be received at your Administrative Office on or before the date the pay-out phase begins, that indicates that the withdrawal should be processed as of the date the pay-out phase begins, in which case the request will be deemed to have been received on, and the withdrawal amount will be priced according to, the Accumulation Unit Value calculated as of the date the pay-out phase begins.
Systematic Withdrawal Program
Under this program and subject to approval in your state, You may choose to automatically withdraw a certain amount each Contract Year. This amount is then paid throughout the Contract Year according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. For all Contract classes, except for the C Class, payments may be made monthly or quarterly during the first Contract Year. Unless we agree otherwise, this program will not begin within the first 60 days after the date we have issued You the Contract. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable Withdrawal Charges. Payments under this program are not the same as income payments You would receive from a Deferred Annuity pay-out option.
If You do not provide us with your desired allocation, or there are insufficient amounts in the Divisions, Enhanced Dollar Cost Averaging Program or the Fixed Account that You selected, the payments will be taken out pro-rata from the Fixed Account, Enhanced Dollar Cost Averaging Program and any Divisions in which You then have money.
Selecting a Payment Date: Your payment date is the date we make the withdrawal. You may choose any calendar day for the payment date, other than the 29th, 30th or 31st of the month. When You select or change a payment date, we must receive your request at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should make your request by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month after the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request (other than the 29th, 30th or 31st of the month).
You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance. Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us (or over the Internet, if we agree) at your Administrative Office. We will also terminate your participation in the program upon notification of your death.
Systematic Withdrawal Program payments may be subject to a Withdrawal Charge unless an exception to this charge applies. We will determine separately the Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.
Participation in the Systematic Withdrawal Program is subject to our administrative procedures.
Minimum Distributions
In order to comply with certain tax law provisions, You may be required to take money out of the Contract. We have a required minimum distribution service that can help You fulfill minimum distribution requirements. Rather than receiving your minimum required distribution in one lump-sum payment. You may request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Balance at the time You request these payments. You may not have a Systematic Withdrawal Program in effect if we pay your minimum required distribution in installments. We will terminate your participation in the program upon notification of your death.
CHARGES
There are two types of charges You pay while You have money in a Division
•	A separate Account charge, and
•	An investment-related charge.
We describe these charges below. The amount of the charge may not necessarily correspond to costs associated with providing the services or benefits indicated by the designation of the charge or associated with the Deferred Annuity. For example, the Withdrawal Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Deferred Annuity charges.
Separate Account Charge
Each class of the Deferred Annuity has a different annual Separate Account charge (also described in this prospectus as a “Base Contract Charge”) that is expressed as a percentage of the average Account Balance in the Separate Account. A portion of this annual Separate Account charge is paid to us daily based upon the value of the amount You have in the Separate Account on the day the charge is assessed.
This charge includes insurance-related charges that pay us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your pay-in phase is larger than your

Account Balance. This charge also includes the risk that our expenses in administering the Deferred Annuities may be greater than we estimated. The Separate Account charge also pays us for our distribution costs to both our licensed salespersons and other broker-dealers. The Separate Account charges You pay will not reduce the number of Accumulation Units credited to You. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value. We guarantee that the Separate Account insurance-related charge will not increase while You have the Deferred Annuity.
The chart below summarizes the Separate Account charge for each class of the Deferred Annuity along with each death benefit that has an additional asset-based Separate Account charge prior to entering the pay-out phase of the Contract.
Separate Account Charges
	B CLASS	BONUS CLASS[1]	C CLASS	L CLASS
Separate Account Charge with Basic Death Benefit[2]	1.25%	1.70%	1.65%	1.50%
Optional Annual Step-Up Death Benefit	1.45%	1.90%	1.85%	1.70%
Optional Greater of Annual Step-Up or 5% Annual Increase Death Benefit	1.60%	2.05%	2.00%	1.85%
Optional Earnings Preservation Benefit[3].	.25%	.25%	.25%	.25%
[1]	The Separate Account charge for the Bonus Class will be reduced by 0.45% after You have held the Contract for seven years.
[2]	The Separate Account charge includes the Basic Death Benefit.
[3]	The Optional Earnings Preservation Benefit may be elected with or without the Optional Annual Step-Up Death Benefit or the optional Greater of Annual Step-Up or 5% Annual Increase Death Benefit.
Portfolio Company Charges
Charges are deducted from and expenses are paid out of the assets of the Portfolios that are described in the prospectuses for those companies.
We currently charge a platform charge of 0.25% of average daily net assets in the American Funds Growth-Income, American Funds Growth, American Funds Bond and American Funds Global Small Capitalization Divisions. We reserve the right to impose an additional platform charge on Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of average daily net assets in any such Divisions.
Annual Contract Fee
There is a $30 Annual Contract Fee. This fee is waived if your Account Balance is $50,000 or more. It is deducted on a pro-rata basis from the Divisions on the Contract Anniversary. No portion of the fee is deducted from the Fixed Account. Regardless of the amount of your Account Balance, the entire fee will be deducted at the time of a total withdrawal of your Account Balance. This charge pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses. We reserve the right to deduct this fee during the pay-out phase.
Transfer Fee
We reserve the right to limit the number of transfers per Contract Year to a maximum of twelve (excluding transfers resulting from automated investment strategies). Currently we do not limit the number of transfers You may make in a Contract Year. We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a fee were to be imposed, it would be $25.00 for each transfer over twelve in a Contract Year. The transfer fee will be deducted from the Division or the Fixed Account from which the transfer is made. However, if the entire interest in the Separate Account or Fixed Account is being transferred, the transfer fee will be deducted from the amount that is transferred.
Optional Enhanced Death Benefit
The Enhanced Death Benefit I is available for an additional charge of 0.75% for issue ages 69 or younger and 0.95% for issue ages 70-75 of the Death Benefit Base (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Step-Up by withdrawing amounts on a pro rata basis from your Account Balance in the Fixed Account, Enhanced Dollar Cost Averaging Program balance and Account Balance. We take amounts from the Separate Account by canceling Accumulation Units from your Account Balance. If You elect an Optional Step-Up of the Enhanced Death Benefit I, we may increase the charge beginning after the Contract Anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate we charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up. For Contracts for which an application and any necessary information were received in Good Order at your Administrative Office from February 24, 2009 through May 1, 2009, the charge for the Enhanced Death Benefit I is 0.65% of the Death Benefit Base for issue ages 0-69 and 0.90% of the Death Benefit Base for issue ages 70-75. For Contracts issued on or before February 23, 2009, the charge is 0.65% of the Death Benefit Base for issue ages 0-69 and 0.85% of the Death Benefit Base for issue ages 70-75. For Contracts for which an application and any necessary information were received in Good Order on or before May 1, 2009, if You elected both the GMIB Plus II and the Enhanced Death Benefit I, the percentage charge for the Enhanced Death Benefit I is reduced by 0.05%. If you elected both the GMIB Plus II and the Enhanced Death Benefit I, and only the GMIB Plus II has terminated, the 0.05% reduction will continue to apply.
If You make a total withdrawal of your Account Balance, elect to receive income payments under your Contract, change the Contract Owner or Joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro-rata portion of the Enhanced Death Benefit I charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment. If an Enhanced Death Benefit I is terminated because the Contract is terminated, the death benefit amount is determined or your Account Balance is not sufficient to pay the optional benefit charge, no Enhanced Death Benefit I charge will be assessed based on the number of months from the last Contract Anniversary to the date the termination takes effect.
Optional Guaranteed Minimum Income Benefits
The Optional Guaranteed Minimum Income Benefits are no longer available for purchase. The GMIB Plus II, the GMIB Plus I, the GMIB II and the GMIB I are each an additional charge equal to a percentage of the guaranteed minimum income base (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Step-Up (GMIB Plus II) or Optional Reset (GMIB Plus I) by withdrawing amounts on a pro rata basis from your Account Balance in the Fixed Account, Enhanced Dollar Cost Averaging Program balance and Separate Account value. We take amounts from the Separate Account by canceling Accumulation Units from your Separate Account value.
If You make a total withdrawal of your Account Balance, elect to receive income payments under your Contract, change the Contract Owner or Joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person)

or assign your Contract, a pro rata portion of the GMIB optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/ Annuitant or the assignment.
If a GMIB optional benefit is terminated for the following reasons, no GMIB optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date the termination takes effect:
•	the death of the Contract Owner or Joint Contract Owner (or the Annuitant, if a non-natural person owns the Contract);
•	because it is the 30th day following the Contract Anniversary prior to the Contract Owner’s 86th birthday (for GMIB I, GMIB II or GMIB Plus I) or 91st birthday (for GMIB Plus II); or
•	the Guaranteed Principal Option is exercised (only applicable to GMIB Plus I and GMIB Plus II).
For versions of the GMIB optional benefit with an optional Step-Up (GMIB Plus II), or Optional Reset (GMIB Plus I), if You elect an Optional Step-Up/Optional Reset, we may increase the charge applicable beginning after the Contract Anniversary on which the Optional Step-Up/Optional Reset occurs to a rate that does not exceed the lower of (a) the maximum Optional Step-Up/Optional Reset charge (1.50%) or (b) the current rate we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up/Optional Reset.
(See below for certain versions of the GMIB Plus II, GMIB Plus I and GMIB Plus (For New York State only) optional benefits for which We are currently increasing the rider charge upon an Optional Step-Up/Optional Reset on a Contract Anniversary occurring on July 1, 2012 or later.)
If You selected the GMIB Plus II with a Contract issued on or before February 23, 2009, the optional benefit charge is 0.80% of the guaranteed minimum income base. If You selected the GMIB Plus II with a Contract issued on or after February 24, 2009, the optional benefit charge is 1.00% of the guaranteed minimum income base. For Contracts issued with the version of the GMIB Plus II optional benefit with an annual increase rate of 6%, if your Income Base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, We currently will increase the optional benefit charge to 1.20% of the guaranteed minimum income base.
(For New York State only: For Contracts issued on or before February 23, 2009, the GMIB Plus optional benefit charge is 0.75% of the guaranteed minimum income base, and for Contracts issued on or after February 24, 2009, the GMIB Plus optional benefit charge is 0.95% of the guaranteed minimum income base. For Contracts issued with the version of the GMIB Plus optional benefit with an annual increase rate of 6%, if your Income Base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, We currently will increase the optional benefit charge to 1.15% of the guaranteed minimum income base.)
If You selected the GMIB Plus I with a Contract issued on or before February 23, 2007, the optional benefit charge is 0.75% of the guaranteed minimum income base. If your Income Base is increased due to an Optional Reset on a Contract Anniversary occurring on July 1, 2012 or later, We currently will increase the optional benefit charge to 1.00% of the guaranteed minimum income base, applicable after the Contract Anniversary on which the Optional Reset occurs.
If You selected the GMIB Plus I with a Contract issued on and after February 26, 2007, the optional benefit charge is 0.80% of the guaranteed minimum income base. If your Income Base is increased due to an Optional Reset on a Contract Anniversary occurring on July 1, 2012 or later, We currently will increase the optional benefit charge to 1.20% of the guaranteed minimum income base, applicable after the Contract Anniversary on which the Optional Reset occurs.

If You selected the GMIB II or the GMIB I the optional benefit charge is 0.50% of the guaranteed minimum income base. For the GMIB I and GMIB II available in Contracts issued from May 1, 2003 and on or before April 29, 2005, the optional benefit charge is reduced to 0.45% of the guaranteed minimum income base if You choose either the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. For Contracts issued on and after May 2, 2005, the optional benefit charge is not reduced if you elected either the optional Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. For Contracts for which a completed application and any other required paperwork were received in Good Order at your Administrative Office by February 14, 2003, and for which an initial purchase payment was received within 60 days, the charge for the GMIB I is 0.15% lower (0.35% rather than 0.50%).
Optional Guaranteed Withdrawal Benefits
The Lifetime Withdrawal Guarantee (“LWG”) is no longer available for purchase. There are two versions of the LWG optional benefit (the LWG II and the LWG I) that are an additional charge of a percentage of the Total Guaranteed Withdrawal Amount (as defined later in this Prospectus). The percentage is deducted for the prior Contract Year on the Contract Anniversary after applying any Compounding Income Amount, and prior to taking into account any Automatic Annual Step-Up occurring on the Contract Anniversary, by withdrawing amounts on a pro rata basis from your Account Balance in the Fixed Account, Enhanced Dollar Cost Averaging Program balance and Account Balance in the Separate Account. We take amounts from the Separate Account by canceling Accumulation Units from your Account Balance in the Separate Account.
There are two versions of the GWB optional benefit (the Enhanced GWB and the GWB I) that are an additional charge of a percentage of the Guaranteed Withdrawal Amount (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Reset by withdrawing amounts on a pro rata basis from your Account Balance in the Fixed Account, Enhanced Dollar Cost Averaging Program balance and Account Balance in the Separate Account. We take amounts from the Separate Account by canceling Accumulation Units from your Account Balance.
If you: make a full withdrawal (surrender) of your Account Balance; You apply all of your Account Balance to an Annuity Option; there is a change in Contract Owners, Joint Contract Owners or Annuitants (if the Contract Owner is a non-natural person); the Contract terminates (except for a termination due to death); or (under the Lifetime Withdrawal Guarantee II) You assign your Contract, a pro rata portion of the optional benefit charge will be assessed based on the number of full months from the last Contract Anniversary to the date of the change.
If an Lifetime Withdrawal Guarantee optional benefit or GWB optional benefit is terminated because of the death of the Contract Owner, Joint Contract Owner or Annuitants (if the Contract Owner is a non-natural person), or if an Lifetime Withdrawal Guarantee or the Enhanced GWB is cancelled pursuant to the cancellation provisions of each optional benefit, no optional benefit charge will be assessed based on the period from the most recent Contract Anniversary to the date the termination takes effect.
Lifetime Withdrawal Guarantee — Automatic Annual Step-Up
We reserve the right to increase the Lifetime Withdrawal Guarantee optional benefit charge upon an Automatic Annual Step-Up. The increased Lifetime Withdrawal Guarantee optional benefit charge will apply after the Contract Anniversary on which the Automatic Annual Step-Up occurs. If an Automatic Annual Step-Up occurs, the Lifetime Withdrawal Guarantee optional benefit charge may be reset to a rate that does not exceed the lower of: (a) the maximum Automatic Annual Step-Up charge or (b) the current rate that We charge for the same optional benefit available for new Contract purchases at the time of the Automatic Annual Step-Up.

•	For Contracts issued with the Lifetime Withdrawal Guarantee II on or after February 24, 2009, the maximum Automatic Annual Step-Up charge is 1.60% for the Single Life Version and 1.80% for the Joint Life Version.
•	For Contracts issued with the Lifetime Withdrawal Guarantee II on or before February 23, 2009, the maximum Automatic Annual Step-Up charge is 1.25% for the Single Life Version and 1.50% for the Joint Life Version.
•	For Contracts issued with the Lifetime Withdrawal Guarantee I, the maximum Automatic Annual Step-Up charge is 0.95% for the Single Life Version and 1.40% for the Joint Life Version.
(See below for certain versions of the Lifetime Withdrawal Guarantee optional benefits for which we are currently increasing the optional benefit charge upon an Automatic Annual Step-Up on a Contract Anniversary occurring on July 1, 2012 or later.)
Lifetime Withdrawal Guarantee — Optional Benefit Charge
For Contracts issued with the Lifetime Withdrawal Guarantee II optional benefit on or after February 24, 2009, the charge is 1.25% (Single Life version) or 1.50% (Joint Life version) of the Total Guaranteed Withdrawal Amount.
For Contracts issued with the Lifetime Withdrawal Guarantee II optional benefit on or before February 23, 2009, the charge is 0.65% for the Single Life Version and 0.85% for the Joint Life Version. If Your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, We currently will increase the Lifetime Withdrawal Guarantee II optional benefit charge for the Single Life Version to 0.95% of the Total Guaranteed Withdrawal Amount, and We will increase the optional benefit charge for Joint Life Version to 1.20% of the Total Guaranteed Withdrawal Amount, applicable after the Contract Anniversary on which the Automatic Annual Step-Up occurs.
The optional benefit charge for the Lifetime Withdrawal Guarantee I is 0.50% for the Single Life Version and 0.70% for the Joint Life Version. If Your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, We currently will increase the LWG I optional benefit charge for the Single Life Version to 0.80% of the Total Guarantee Withdrawal Amount, and We will increase the optional benefit charge for Joint Life Version to 1.05% of the Total Guaranteed Withdrawal Amount, applicable after the Contract Anniversary on which the Automatic Annual Step-Up occurs.
If an Lifetime Withdrawal Guarantee is in effect, the optional benefit charge will continue even if your Remaining Guaranteed Withdrawal Amount equals zero.
The charge for the Enhanced GWB is 0.55% and the charge for the GWB I is 0.50%. If You elect an Optional Reset, we may increase the Enhanced GWB and the GWB I charge to the charge applicable to current Contract purchases of the same optional benefit at the time of the reset, but to no more than a maximum of 1.00% for the Enhanced GWB and 0.95% for the GWB I. (For Contracts issued on or before July 13, 2007, the charge for the Enhanced GWB prior to any Optional Reset is 0.50% of the Guaranteed Withdrawal Amount and the maximum charge upon an Optional Reset is 0.95%.)
If the Enhanced GWB or the GWB I is in effect, the charge will not continue if your Benefit Base equals zero.
Optional Guaranteed Minimum Accumulation Benefit
The GMAB charge is of 0.75% of the Guaranteed Accumulation Amount (as defined in this Prospectus), deducted at the end of each Contract Year by withdrawing amounts on a pro rata basis from your Enhanced Dollar Cost Averaging Program and Account Balance in the Separate Account. We take amounts from the Separate Account by canceling Accumulation Units from your Account Balance in the Separate Account. The GMAB is no longer available for sale, effective for Contracts for which applications and necessary information are received at your Administrative Office on or after May 4, 2009.
Premium and Other Taxes
Some jurisdictions tax what are called “annuity considerations.” These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as “annuity” taxes) only when You exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes at some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.
Premium taxes, if applicable, currently depend on the Deferred Annuity You purchase and your home state or jurisdiction. The chart in Appendix C shows the jurisdictions where premium taxes are charged and the amount of these taxes.
We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.
We reserve the right to deduct from the Contract for any income taxes which we incur because of the Contract. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.
Withdrawal Charges
A Withdrawal Charge may apply if You make a withdrawal and the amount of the withdrawal is determined to include the withdrawal of purchase payments that were credited to your Deferred Annuity. There are no Withdrawal Charges for the C Class Deferred Annuity or in certain situations or upon the occurrence of certain events (see “When No Withdrawal Charge Applies”). To determine the Withdrawal Charge for the Deferred Annuities, we treat your Fixed Account, Enhanced Dollar Cost Averaging Program and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Account, Enhanced Dollar Cost Averaging Program or Divisions from which the withdrawal is actually coming. To determine what portion (if any) of a withdrawal includes prior purchase payments and is therefore subject to a Withdrawal Charge, amounts are withdrawn from your Contract in the following order: (1) Earnings in your Contract (earnings are equal to your Account Balance, less purchase payments not previously withdrawn); (2) The free withdrawal amount described below (deducted from purchase payments not previously withdrawn, in the order such purchase payments were made, with the oldest purchase payment first, as described below); and (3) purchase payments not previously withdrawn, in the order such purchase payments were made: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. Once we have determined the amount of the Withdrawal Charge, we will then withdraw it from the Fixed Account, Enhanced Dollar Cost Averaging Program and the Divisions in the same proportion as the withdrawal is being made.
For a full withdrawal, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest.
For partial withdrawals, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the Withdrawal Charge, or if the withdrawal leaves an Account Balance that is less than the minimum required.
The Withdrawal Charge on purchase payments withdrawn for each class is as follows:
Number Of Complete Years From Receipt Of Purchase Payment	B Class	Bonus Class	C Class	L Class
0	7%	9%	None	7%
1	6%	8%		6%
2	6%	8%		5%
3	5%	7%		0%
4	4%	6%		0%
5	3%	4%		0%
6	2%	3%		0%
7 and thereafter	0%	0%		0%
The Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Withdrawal Charges we collect.
Free Withdrawal Amount. The free withdrawal amount for each Contract Year after the first (there is no free withdrawal amount in the first Contract Year) is equal to 10% of your total Purchase Payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Also, we currently will not assess the Withdrawal Charge on amounts withdrawn during the first Contract Year under the Systematic Withdrawal Program. Any unused free withdrawal amount in one Contract Year does not carry over to the next Contract Year.
Divorce. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Balance, the death benefit, and the amount of any optional benefit (including the benefit base that we use to determine the guaranteed amount of the benefit). The amount withdrawn could exceed the maximum amount that can be withdrawn without causing a proportionate reduction in the benefit base used to calculate the guaranteed amount provided by an optional benefit, as described in “Death Benefit – Generally” and “Living Benefits.” The withdrawal could have a significant negative impact on the death benefit and on any optional benefit.
When No Withdrawal Charge Applies
In some cases, we will not charge You the Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet any of the conditions listed below.
You do not pay a Withdrawal Charge:

•	If You have a C Class Deferred Annuity.
•	On transfers You make within your Deferred Annuity among the Divisions and transfers to or from the Fixed Account.
•	On withdrawals of purchase payments You made over seven Contract Years ago for the B Class, seven Contract Years ago for the Bonus Class, three Contract Years ago for the L Class.
•	If You choose payments over one or more lifetimes except, in certain cases, under the GMIB.
•	If You die during the pay-in phase. Your Beneficiary will receive the full death benefit without deduction.
•	If your Contract permits and your spouse is substituted as the Contract Owner of the Deferred Annuity and continues the Contract, that portion of the Account Balance that is equal to the “step-up” portion of the death benefit.
•	If You withdraw only your earnings from the Divisions.
•	During the first Contract Year, if You are in the Systematic Withdrawal Program, and You withdraw up to 10% of your total purchase payments at the rate of 1⁄12 of such 10% each month on a non-cumulative basis, if withdrawals are on a monthly basis, or 1/4 of such 10% each quarter on a non-cumulative basis, if withdrawals are on a quarterly basis.
•	After the first Contract Year, if You withdraw up to 10% of your total purchase payments, per Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year.
•	If the withdrawal is to avoid required Federal income tax penalties (not including Section 72(t) or (q) under the Code) or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Deferred Annuity. For purposes of this exception, we assume that the Deferred Annuity is the only contract or funding vehicle from which distributions are required to be taken and we will ignore all other Account Balances. This exception does not apply if You have a Non-Qualified or Roth IRA Deferred Annuity.
•	If You accept an amendment converting your Traditional IRA Deferred Annuity to a Roth IRA Deferred Annuity.
•	If You properly “recharacterize” as permitted under Federal tax law your Traditional IRA Deferred Annuity or a Roth IRA Deferred Annuity using the same Deferred Annuity.
•	This Contract feature is only available if You are less than 81 years old on the Contract issue date. After the first Contract Year, if approved in your state, and your Contract provides for this, to withdrawals to which a Withdrawal Charge would otherwise apply, if You have been either the Contract Owner continuously since the issue of the Contract or the spouse who continues the Contract:
•	Has been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6-month break in that residency and the residencies are for related causes, where You have exercised this right no later than 90 days of exiting the nursing home facility or hospital. This Contract feature is not available in Massachusetts; or
•	Is diagnosed with a terminal illness and not expected to live more than 12 months (24 months in the state of Massachusetts).
•	This Contract feature is only available if You are less than 65 years old on the date You became disabled and if the disability commences subsequent to the first Contract Anniversary. After the first Contract Year, if approved in your state, and your Contract provides for this, if You are disabled as defined in the Federal Social Security Act (or as defined by the Internal Revenue Code for Oregon Contracts) and if You have been the Contract Owner continuously since the issue of the Contract or the spouse who continues the Contract. This Contract feature is not available in Massachusetts or Connecticut.
•	If You have transferred money which is not subject to a Withdrawal Charge (because You have satisfied contractual provisions for a withdrawal without the imposition of a Contract Withdrawal Charge) from certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Withdrawal Charge schedule.
•	Subject to availability in your state, if the early Withdrawal Charge that would apply if not for this provision (1) would constitute less than 0.50% of your Account Balance and (2) You transfer your total Account Balance to certain eligible contracts issued by MetLife or one of its affiliated companies and we agree.
General. We may elect to reduce or eliminate the amount of the Withdrawal Charge when the Contract is sold under circumstances which reduce our sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the Contract, or if a prospective purchaser already had a relationship with us.
BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract:
NAME OF BENEFIT*	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Basic Death Benefit	Guarantees that the death benefit will not be less than the greatest of (1) your Account Balance; (2) total purchase payment (adjusted for withdrawals); or (3) your “Highest Anniversary Value” as of each fifth Contract Anniversary.	Standard	None	• Available only at Contract purchase. • Withdrawals could significantly reduce the benefit.
Annual Step-Up Death Benefit	Guarantees that the death benefit will not be less than the greater of (1) your Account Balance; or (2) your “Highest Anniversary Value” as of each Contract Anniversary.	Optional	0.20%	• Available for Deferred Annuities purchased after April 30, 2003. • Withdrawals could significantly reduce the benefit. • You may not purchase this benefit if You are 80 years of age or older.
Greater of Annual Step-Up or 5% Annual Increase Death Benefit	Provides that the death benefit will be not less than the greatest of (1) your Account Balance, (2) the “Annual Increase Amount” which is the total of your purchase payments (adjusted for	Optional	0.35%	• Available for Deferred Annuities purchased after April 30, 2003. • Withdrawals could significantly reduce the benefit. • You may not

NAME OF BENEFIT*	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
	withdrawals) accumulated at 5% per year or (3) your “Highest Anniversary Value.”			purchase this benefit if You are 80 years of age or older.
Enhanced Death Benefit I	Guarantees that the death benefit will not be less than the greater of: (1) the Account Balance, or (2) the Death Benefit Base. The Death Benefit Base is the greater of (b) “Highest Anniversary Value” and (b) “Annual Increase Amount”	Optional	1.50%	• No longer available for purchase.
• Benefit limits available investment options.
• Withdrawals could significantly reduce or terminate benefit.
				• Available only to Contract owners who were age 75 or younger as of the effective date of their Contract and did not elect any optional living benefit other than GMIB Plus II.
Earnings Preservation Benefit	Intended to provide an additional benefit to pay expenses that may be due upon your death.	Optional	0.25%	• Available only at Contract purchase.
• Withdrawals could significantly reduce or terminate benefit.
				• We do not guarantee that the amounts provided by the Earnings Preservation Benefit will be sufficient to cover any such expenses that your heirs may have to pay.
Guaranteed Minimum Income Benefit (GMIB Plus II, GMIB Plus I, GMIB II and GMIB I)	Designed to guarantee a predictable, minimum level of fixed income payments, regardless of investment performance of your Account Balance during the pay-in	Optional	1.50%	• There were four versions of the GMIB that have been available under this Contract, GMIB Plus II, GMIB Plus I, GMIB II and GMIB I. None of the GMIBs are available for sale.

NAME OF BENEFIT*	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
phase.	• Not available in all states.
• Electing the GMIB Plus I or GMIB Plus II limits available investment options.
• You may not have this optional benefit and another optional living benefit (Lifetime Withdrawal Guarantee, Guaranteed Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit) in effect at the same time.
• Age restrictions apply.
• May only be exercised after a 10-year waiting period.
Guaranteed Withdrawal Benefits (LWG II, LWG I, Enhanced GWB and GWB I)	Guarantees that the entire amount of purchase payments You make will be returned to You through a series of withdrawals that You may begin taking immediately or at a later time, provided withdrawals in any Contract Year do not exceed the maximum amount allowed.	Optional	1.80%	• There were four Guaranteed Withdrawal Benefits that have been available under this Contract, two versions of the GWB and two versions of the LWG. None of the GWBs or LWGs are available for sale.
• Electing the LWG II or LWG I limits available investment options.
• Age restrictions apply.
• You may not have this optional benefit and another optional living benefit (Guaranteed

NAME OF BENEFIT*	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Minimum Income Benefit or Guaranteed Minimum Accumulation Benefit) in effect at the same time.
Guaranteed Minimum Accumulation Benefit	Guarantees that your Account Balance will not be less than a minimum amount at the end of a specified number of years.	Optional	0.75%	• No longer available for sale.
• Benefit limits available investment options.
• No transfers are permitted while this optional benefit is in effect.
• Age restrictions apply.
• you may not have this optional benefit and another living benefit or the Enhanced Death Benefit I in effect at the same time.
The Equity Generator	An amount equal to the interest earned in the fixed account is transferred to any one division that you choose.	Optional	None	• The Equity Generator is not available to Class C Deferred Annuities purchased after April 30, 2003, the Deferred Annuity issued in New York State and Washington State with the GMIB I, GMIB II, the GWB I, the Enhanced GWB, or the LWG I or if you purchased the GMIB Plus I, the GMAB, the GMIB Plus II, LWG II or the EDB I.
• You may not have the Enhanced Dollar Cost Averaging Program in effect at

NAME OF BENEFIT*	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
the same time as the Equity Generator®.
The Rebalancer	You select a specific allocation for your entire Account Balance from among the Investment Divisions and the Fixed Account, if available. Every three months, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation.	Optional	None	• The Rebalancer is not available with the GMAB or if you have chosen Option B of the Investment Allocation Restrictions for the EDB I, GMIB Plus II, or the LWG II
The Index Selector	You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Balance is divided among certain investment divisions and the fixed account if available. Every three months the percentage allocated to each investment division and the fixed account if available is brought back to the selected model percentage.	Optional	None	• Benefit may limit available investment options.
• The Index Selector is not available if you purchased the GMIB Plus I, the LWG I, The GMAB, or choose Option B of the investment allocation restrictions for the EDB I, GMIB Plus II, or LWG Plus II.
The Allocator	Each month a dollar amount you choose is transferred from the Fixed Account to any of the Divisions You choose. You select the day of the month and number of months over which the transfers will occur.	Optional	None	• Benefit You may not have the Enhanced Dollar Cost Averaging Program in effect at the same time as the Allocator.SM

NAME OF BENEFIT*	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Enhanced Dollar Cost Averaging Program	Each month, for a specified period, a portion of a specified dollar amount of a purchase payment that You have agreed to allocate to the Enhanced Dollar Cost Averaging Program will be transferred from the program to any of the Divisions You choose.	Optional	None	• Benefit may limit available investment options.
• You may have the Enhanced Dollar Cost Averaging Program and either the Index Selector® or the Rebalancer® in effect at the same time, but You may not have the Enhanced Dollar Cost Averaging Program in effect at the same time as the Equity Generator® or the Allocator.SM
• The Enhanced Dollar Cost Averaging Program is not available to the Bonus and the C Class Deferred Annuities or to purchase payments which consist of money exchanged from other MetLife or its affiliates’ annuities. The Enhanced Dollar Cost Averaging Program is not available in Oregon.
Systematic Withdrawal Program	Automatically withdraws a specific dollar amount or a percentage of your Account Balance of your choice.	Optional	None	• Not available in all states. • Income taxes, tax penalties and Withdrawal Charges may apply to your withdrawals. • Subject to our required minimums and administrative restrictions
Waiver of Withdrawal Charge for Nursing	Allows you to withdraw money without a	Standard	No charge	• Only available after the first Contract

NAME OF BENEFIT*	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Home or Hospital Confinement	Withdrawal Charge in the event of nursing home or hospital confinement, subject to certain conditions			Year. • Age restrictions, ownership requirements and doctor certification requirements apply. • Must be approved in your state • You must meet certain length of confinement requirements.
Waiver of Withdrawal Charge for Terminal Illness	Allows you to withdraw money without a Withdrawal Charge in the event of a terminal illness, subject to certain conditions	Standard	No charge	• Only available after the first Contract Year.
• Age restrictions, ownership requirements and doctor certification requirements apply.
• Must be approve
• Certain requirements relating to the nature of the terminal illness apply.
• You had not been diagnosed with the terminal illness as of the Contract issue date
*	You should check with your employer regarding the availability of riders.
Death Benefit — Generally
One of the insurance guarantees we provide You under your Deferred Annuity is that your Beneficiaries will be protected during the “pay-in” phase against market downturns. You name your Beneficiary(ies). There is no death benefit after the payout phase begins, however, depending on the payout option you elect, any remaining guarantee will be paid to your Beneficiary.
If You intend to purchase the Deferred Annuity for use with a Traditional IRA, Roth IRA, SEP or SIMPLE IRA, see “Federal Tax Considerations” for a discussion concerning IRAs.
The basic death benefit is described below. The additional optional death benefits (the Annual Step-Up Death Benefit, the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, the Enhanced Death Benefit I, and the Earnings Preservation Benefit) are described in the “Optional Death Benefits” section. Check your Contract and riders for the specific provisions applicable to You. One or more optional death benefits may not be available in your state (check with your registered representative regarding availability). You may elect the Earnings Preservation Benefit with or without the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. You may not elect the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit and/or the Earnings Preservation Benefit with the Enhanced Death Benefit I.
The death benefits are described below. There may be versions of each optional death benefit that vary by issue date and state availability. In addition, a version of an optional death benefit may become available (or unavailable) in different states at different times. Please check with your registered representative regarding which version(s) are available in your state. If You have already been issued a Contract, please check your Contract and optional death benefits for the specific provisions applicable to You.
The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.
If we are presented with notification of your death before any requested transaction is completed (including transactions under automated investment strategies, the Enhanced Dollar Cost Averaging Program, the automated required minimum distribution service and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method.
Where there are multiple Beneficiaries, the death benefit will only be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance, in accordance with the current allocation of the Account Balance. This death benefit amount remains in the Divisions until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Divisions on behalf of the remaining Beneficiaries are subject to investment risk. There is no additional death benefit guarantee.
Your Beneficiary has the option to apply the death benefit less any applicable premium taxes to a pay-out option offered under your Deferred Annuity. Your Beneficiary may, however, decide to take payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. If You purchased the Contract as a deceased person’s Beneficiary under an IRA, your Beneficiary may be limited by tax law as to the method of distribution of any death benefit. See “Federal Tax Considerations” for more information.
If You are a non-natural person, then the life of the Annuitant is the basis for determining the death benefit. If there are joint Contract Owners, the oldest of the two will be used as a basis for determining the death benefit.
If You are a natural person and You change ownership of the Deferred Annuity to someone other than your spouse, the death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Anniversary Value as of each fifth Contract Anniversary, Highest Anniversary Value as of each Contract Anniversary and Annual Increase Amount (depending on whether You choose an optional benefit), are reset to the Account Balance on the date of the change in Contract Owner.

Spousal Continuation. If the Beneficiary is your spouse, the Beneficiary may be substituted as the Contract Owner of the Deferred Annuity and continue the Contract under the terms and conditions of the Contract that applied prior to the Owner’s death, with certain exceptions described in the Contract. In that case, the Account Balance will be adjusted to equal the death benefit. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in a Division, Enhanced Dollar Cost Averaging Program and the Fixed Account as each bears to the total Account Balance.) There would be a second death benefit payable upon the death of the spouse. The spouse is permitted to make additional purchase payments. The spouse would not be permitted to choose any optional benefit available under the Contract, unless the deceased spouse had previously purchased the benefit at issue of the Contract. Any amounts in the Deferred Annuity would be subject to applicable Withdrawal Charges except for that portion of the Account Balance that is equal to the “step-up” portion of the death benefit.
If the spouse continues the Deferred Annuity, the second death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include the Highest Anniversary Value as of each fifth Contract Anniversary or the Highest Anniversary Value as of each Contract Anniversary, are reset to the Account Balance which has been adjusted to include the death benefit on the date the spouse continues the Deferred Annuity. If the Contract includes the GMIB Plus II or both the GMIB Plus II and the Enhanced Death Benefit I, the Annual Increase Amount for the GMIB Plus II or both the GMIB Plus II and the Enhanced Death Benefit I are also reset to the Account Balance which has been adjusted to include the death benefit on the date the spouse continues the Contract.
Spousal continuation will not satisfy required minimum distribution rules for tax-qualified Contracts other than IRAs.
Any reference to “spouse” includes those persons who enter into lawful marriages under state law, regardless of sex.
Non-Spousal Beneficiaries. While the Code may permit an Eligible Designated Beneficiary to “stretch” distribution of payments over his or her life expectancy, this option may not be available at MetLife. Your beneficiary should consult with her or her own independent tax advisor to discuss alternate options for stretching death benefit payments.
Total Control Account. The Beneficiary may elect to have the Contract’s death proceeds paid through a settlement option called the Total Control Account, subject to our current established administrative procedures and requirements. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for You subject to our current established administrative procedures and requirements.
Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
Enhanced Death Benefit I and Decedent Contracts. If You are purchasing this Contract with a non-taxable transfer of death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which

You were the Eligible Designated Beneficiary and You are “stretching” the distributions under the Code required distribution rules, You may not purchase the Enhanced Death Benefit I.
Basic Death Benefit
The Basic Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greatest of (1) your Account Balance; (2) total purchase payment less partial withdrawals; or (3) your “Highest Anniversary Value” (as described below) as of each fifth Contract Anniversary.
If You die during the pay-in phase and You have not chosen one of the optional death benefits, the death benefit the Beneficiary receives will be equal to the greatest of:
1.	Your Account Balance; or
2.	Total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal (including any applicable Withdrawal Charge); or
3.	“Highest Anniversary Value” as of each fifth Contract Anniversary, determined as follows:
•	At issue, the Highest Anniversary Value is your initial purchase payment;
•	Increase the Highest Anniversary Value by each subsequent purchase payment;
•	Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge);
•	On each fifth Contract Anniversary before your 81st birthday, compare the (1) then-Highest Anniversary Value to the (2) current Account Balance and (3) total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal (including any applicable Withdrawal Charge) and set the Highest Anniversary Value equal to the greatest of the three.
•	After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:
•	Increase the Highest Anniversary Value by each subsequent purchase payment, or
•	Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge).
For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals however, reduce the Highest Anniversary Value proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges) divided by the Account Balance before the withdrawal.
Example:
		Date	Amount
A	Initial purchase payment	10/1/2018	$100,000
B	Account Balance	10/1/2019 (First Contract Anniversary)	$104,000
C	Death Benefit	As of 10/1/2019	$104,000 (= greater of A and B)

		Date	Amount
D	Account Balance	10/1/2020 (Second Contract Anniversary)	$90,000
E	Death Benefit	10/1/2020	$100,000 (= greater of A and D)
F	Withdrawal	10/2/2020	$9,000
G	Percentage Reduction in Account Balance	10/2/2020	10% (= F/D)
H	Account Balance after Withdrawal	10/2/2020	$81,000 (= D–F)
I	Purchase Payments reduced for Withdrawal	As of 10/2/2020	$90,000 (= A–(A × G))
J	Death Benefit	10/2/2020	$90,000 (= greater of H and I)
K	Account Balance	10/1/2023	$125,000
L	Death Benefit (Highest Anniversary Value)	As of 10/1/2023 (Fifth Contract Anniversary)	$125,000 (= greater of I and K)
M	Account Balance	10/2/2022	$110,000
N	Death Benefit	As of 10/2/2023	$125,000 (= greatest of I, L, M)
Notes to Example
Purchaser is age 60 at issue.
Any Withdrawal Charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.
The Account Balances on 10/1/2020 and 10/2/2020 are assumed to be equal prior to the withdrawal.
Optional Death Benefits
Annual Step-Up Death Benefit
The Annual Step-Up Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greater of (1) your Account Balance; or (2) your “Highest Anniversary Value” (as described below) as of each Contract Anniversary.
You may purchase at application a death benefit that provides that the death benefit amount is equal to the greater of:
1.	The Account Balance; or
2.	“Highest Anniversary Value” as of each Contract Anniversary, determined as follows:
•	At issue, the Highest Anniversary Value is your initial purchase payment;
•	Increase the Highest Anniversary Value by each subsequent purchase payment;
•	Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and

•	On each Contract Anniversary before your 81st birthday, compare the (1) then-Highest Anniversary Value to the (2) current Account Balance and set the Highest Anniversary Value equal to the greater of the two.
•	After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:
•	Increase the Highest Anniversary Value by each subsequent purchase payment or
•	Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge).
For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals, however, reduce the Highest Anniversary Value proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges) divided by the Account Balance immediately before the withdrawal.
You may not purchase this benefit if You are 80 years of age or older.
The Annual Step-Up Death Benefit is available in Deferred Annuities purchased after April 30, 2003, for an additional charge of 0.20% annually of the average daily value of the amount You have in the Separate Account.
Example:
		Date	Amount
A	Initial purchase payment	10/1/2018	$100,000
B	Account Balance	10/1/2019 (First Contract Anniversary)	$104,000
C	Death Benefit (Highest Anniversary Value)	As of 10/1/2019	$104,000 (= greater of A and B)
D	Account Balance	10/1/2020 (Second Contract Anniversary)	$90,000
E	Death Benefit (Highest Contract Year Anniversary)	10/1/2020	$104,000 (= greater of B and D)
F	Withdrawal	10/2/2020	$9,000
G	Percentage Reduction in Account Balance	10/2/2020	10% (= F/D)
H	Account Balance after Withdrawal	10/2/2020	$81,000 (= D–F)
I	Highest Anniversary Value reduced for Withdrawal	As of 10/2/2020	$93,600 (= E–(E × G))
J	Death Benefit	10/2/2020	$93,600 (= greater of H and I)
Notes to Example
Purchaser is age 60 at issue.
Any Withdrawal Charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.

The Account Balances on 10/1/2020 and 10/2/2020 are assumed to be equal prior to the withdrawal.
Greater of Annual Step-Up or 5% Annual Increase Death Benefit
In states where approved, only one of either the Greater of Annual Step-Up or 5% Annual Increase Death Benefit or the Enhanced Death Benefit I will be available. The Greater of Annual Step-Up or 5% Annual Increase Amount Death Benefit is designed to protect against adverse investment experience. In general, it provides that the death benefit will be not less than the greatest of (1) your Account Balance, (2) the “Annual Increase Amount” which is the total of your purchase payments (adjusted for withdrawals) accumulated at 5% per year or (3) your “Highest Anniversary Value”, as described below.
You may purchase at application a death benefit that provides that the death benefit amount is equal to the greatest of:
1.	Your Account Balance;
2.	The Annual Increase Amount which is equal to the sum total of each purchase payment accumulated at a rate of 5% a year, through the Contract Anniversary date immediately preceding your 81st birthday, reduced by the sum total of each withdrawal adjustment accumulated at the rate of 5% a year from the date of the withdrawal (the withdrawal adjustment is the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal) (including any applicable withdrawal charge); or
3.	“Highest Anniversary Value” as of each Contract Anniversary, determined as follows:
•	At issue, the Highest Anniversary Value is your initial purchase payment;
•	Increase the Highest Anniversary Value by each subsequent purchase payment;
•	Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and
•	On each Contract Anniversary before your 81st birthday, compare the (1) then-Highest Anniversary Value to the (2) current Account Balance and set the Highest Anniversary Value equal to the greater of the two.
•	After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:
•	Increase the Highest Anniversary Value by each subsequent purchase payment, or
•	Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge).
For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals, however, reduce the Highest Anniversary Value proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges), divided by the Account Balance immediately before the withdrawal.
You may not purchase this benefit if You are 80 years of age or older.
The Greater of Annual Step-Up or 5% Annual Increase Death Benefit is available in Deferred Annuities purchased after April 30, 2003, for an additional charge, of 0.35% annually of the average daily value of the amount You have in the Separate Account.

Example:
		Date	Amount
A	Initial purchase payment	10/1/2018	$100,000
B	Account Balance	10/1/2019 (First Contract Anniversary)	$104,000
C1	Account Balance (Highest Anniversary Value)	10/1/2019	$104,000 (= greater of A and B)
C2	5% Annual Increase Amount	10/1/2019	$105,000 (= A × 1.05)
C3	Death Benefit	As of 10/1/2019	$105,000 (= greater of C1 and C2)
D	Account Balance	10/1/2020 (Second Contract Anniversary)	$90,000
E1	Highest Anniversary Value	10/1/2020	$104,000 (= greater of C1 and D)
E2	5% Annual Increase Amount	As of 10/1/2020	$110,250 (= A × 1.05 × 1.05)
E3	Death Benefit	10/1/2020	$110,250 (= greater of E1 and E2)
F	Withdrawal	10/2/2020	$9,000
G	Percentage Reduction in Account Balance	10/2/2020	10% (= F/D)
H	Account Balance after Withdrawal	10/2/2020	$81,000 (= D-F)
I1	Highest Anniversary Value reduced for Withdrawal	As of 10/2/2020	$93,600 (= E1-(E1 × G))
I2	5% Annual Increase Amount reduced for Withdrawal	As of 10/2/2020	$99,238 (= E2 — (E2 × G). Note: E2 includes additional day of interest at 5%)
I3	Death Benefit	10/2/2020	$99,238 (= greatest of H, I1 and I2)
Notes to Example
Purchaser is age 60 at issue.
Any Withdrawal Charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.
The Account Balances on 10/1/2020 and 10/02/2020 are assumed to be equal prior to the withdrawal. All amounts are rounded to the nearest dollar.
The Enhanced Death Benefit I
The Enhanced Death Benefit I is no longer available for purchase. The Enhanced Death Benefit I (“EDBI”) was available (subject to investment allocation restrictions) if You were age 75 or younger at the effective date of your

Contract and You had not elected any optional living benefit (other than the GMIB Plus II, which is also known as the “Predictor Plus II” in our sales literature and advertising ). The Enhanced Death Benefit I is not available in the State of Oregon or with a B Plus Class or C Class Contract in Washington or New York State.
Description of the Enhanced Death Benefit I
If you selected the Enhanced Death Benefit I, the amount of the death benefit will be the greater of:
(1)	The Account Balance; or
(2)	The Death Benefit Base.
The Death Benefit Base provides protection against adverse investment experience. It guarantees that the death benefit will not be less than the greater of: (1) the highest Account Balance on any Contract Anniversary (adjusted for withdrawals), or (2) the amount of your initial investment (adjusted for withdrawals), accumulated at 5%.
The Death Benefit Base is the greater of (a) or (b) below:
(a)	Highest Anniversary Value: On the date we issue your Contract, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal (including any applicable Withdrawal Charge). The percentage reduction in Account Balance is the dollar amount of the withdrawal (including any applicable Withdrawal Charge) divided by the Account Balance immediately preceding such withdrawal. On each Contract Anniversary prior to your 81st birthday, the Highest Anniversary Value will be recalculated to equal the greater of the Highest Anniversary Value before the recalculation or the Account Balance on the date of the recalculation.
(b)	Annual Increase Amount: On the date we issue your Contract, the Annual Increase Amount is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your Contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:
(i)	is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and
(ii)	is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.
The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Balance, the Annual Increase Amount is not set equal to the Account Balance. See “Optional Step-Up” below for a feature that can be used to reset the Annual Increase Amount to the Account Balance.
Annual Increase Rate. As noted above, we calculate a Death Benefit Base under the EDB I that helps determine the amount of the death benefit. One of the factors used in calculating the Death Benefit Base is called the “annual increase rate.”
Through the Contract Anniversary immediately prior to your 91st birthday, the Annual Increase Rate is 5%.
On the first Contract Anniversary, “at the beginning of the Contract Year” means on the issue date, on a later Contract Anniversary, “at the beginning of the Contract Year” means on the prior Contract Anniversary.
After the Contract Anniversary immediately prior to the owner’s 91st birthday, the Annual Increase Rate is 0%. Withdrawal Adjustments. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):
(a)	The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase

Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to that partial withdrawal (including any applicable Withdrawal Charge); or
(b)(1)	If total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year; (2) if the withdrawals occur before the Contract Anniversary immediately prior to your 91st birthday; and (3) if these withdrawals are payable to the Contract Owner (or to the Annuitant, if the Contract Owner is a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a), immediately above, and will be treated as though the corresponding withdrawals occurred at the end of that Contract Year.
As described in (a) above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Balance. This reduction may be significant, particularly when the Account Balance is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of the death benefit under the EDB I. Complying with the three conditions described in (b) immediately above (including limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year) will result in dollar-for-dollar treatment of the withdrawals.
The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionately by the percentage reduction in Account Balance attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). The Annual Increase Amount does not change after the Contract Anniversary immediately preceding your 91st birthday, except that it is increased for each subsequent purchase payment and reduced by the withdrawal adjustments described above.
For Contracts for which applications and necessary information were received at your Administrative Office on or before May 1, 2009, we offered a version of the EDB I that is no longer available. The prior version is the same as the current version except that the annual increase rate for the Annual Increase Amount and for withdrawal adjustments is 6%, with respect to section 2(a) above, different investment allocation restrictions apply and different charges apply.
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1⁄2, a 10% Federal income tax penalty may apply.
Optional Step-Up. On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Balance. An Optional Step-Up may be beneficial if your Account Balance has grown at a rate above the Annual Increase Rate or the Annual Increase Amount (5%). As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Balance. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. However, if You elect to reset the Annual Increase Amount, we may reset the EDB I charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.
An Optional Step-Up is permitted only if: (1) the Account Balance exceeds the Annual Increase Amount immediately before the step-up; and (2) the Contract Owner (or oldest Joint Contract Owner or Annuitant if the

Deferred Annuity is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Deferred Annuity has both the GMIB Plus II optional benefit and the EDB I optional benefit, and You would like to elect an Optional Step-Up, You must elect an Optional Step-Up for both optional benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.
You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Balance automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which an Optional Step-Up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Ups to continue. If You discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Step-Ups, the optional benefit (and the charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)
We must receive your request to exercise the Optional Step-Up in writing, or any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.
The Optional Step-Up:
a)	resets the Annual Increase Amount to the Account Balance on the Contract Anniversary following the receipt of an Optional Step-Up election; and
b)	may reset the EDB I charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.
In the event that the charge applicable to Deferred Annuity purchases at the time of the step-up is higher than your current charge, You will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that You may choose to decline the Automatic Annual Step-Up. If You choose to decline the Automatic Annual Step-Up, You must notify us in writing at your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary. Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing at your Administrative Office that You wish to reinstate the step-ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.
On the date of the Optional Step-Up, the Account Balance on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the step-up. All purchase payments and withdrawal adjustments previously used to calculate the annual increase amount will be set equal to zero on the date of the step-up.
Investment Allocation Restrictions. If You elect the EDB I, there are certain investment allocation restrictions. Please see “Investment Allocation Restrictions For Certain Optional Benefits.”

If You elect the EDB I, You may not participate in the Equity Generator or the Allocator. However, You may elect to participate in the Enhanced Dollar Cost Averaging (“EDCA”) program, provided that your destination investment choices are selected in accordance with the investment allocation restrictions.
Current Restrictions on Subsequent Purchase Payments. Subsequent purchase payments under the EDB I are restricted as described in “Portfolios — Restrictions on Subsequent Purchase Payments.”
Terminating the EDB I. The EDB I will terminate upon the earliest of:
(a)	The date You make a total withdrawal of your Account Balance (a pro-rata portion of the optional benefit charge will be assessed);
(b)	The date there are insufficient funds to deduct the annual optional benefit charge from your Account Balance;
(c)	The date You elect to receive income payments under your Contract (a pro-rata portion of the annual optional benefit charge will be assessed);
(d)	A change of the Contract Owner or Joint Contract Owner (or Annuitant, if the Contract Owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);
(e)	The date You assign your Contract, subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);
(f)	The date the death benefit amount is determined (excluding the determination of the death benefit amount under the spousal continuation option); or
(g)	Termination of the Deferred Annuity to which the benefit is attached.
Under our current administrative procedures, we will waive the termination of the Enhanced Death Benefit I if You assign a portion of the Contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of the Account Balance under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity Contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.
The EDB I and Annuitization. Since the annuity date at the time You purchase the Deferred Annuity is the later of age 90 of the Annuitant or 10 years after issue of your Deferred Annuity, You must make an election if You would like to extend your annuity date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If You elect to extend your annuity date to the latest date permitted, and that date is reached, your Deferred Annuity must be annuitized (see “Pay-Out Options (or Income Options)”), or You must make a complete withdrawal of your Account Balance. Generally, once your Deferred Annuity is annuitized, You are ineligible to receive the death benefit selected. However, for Deferred Annuities purchased with an EDB I, if You annuitize at the latest date permitted, You must elect one of the following options:
(1)	Annuitize the Account Balance under the Deferred Annuity’s pay-out option provisions; or
(2)	Elect to receive income payments determined by applying the Death Benefit Base to the greater of the guaranteed annuity rates for the Deferred Annuity at the time of purchase or the current annuity rates applicable to this class of Deferred Annuity. If You die before the complete return of the Death Benefit Base, your Beneficiary will receive a lump sum equal to the death benefit determined at annuitization less income payments already paid to the Contract Owner.

If You fail to select one of the above options, we will annuitize your Deferred Annuity under the Lifetime Income Annuity with a 10-Year Guarantee Period income payment type, unless the payment under option (2) above is greater, in which case we will apply option (2) to your Deferred Annuity.
EDB I — Examples
The purpose of these examples is to illustrate the operation of the Death Benefit Base under the EDB I.
(1)	Withdrawal Adjustments to Annual Increase Amount
Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary
Assume the initial purchase payment is $100,000 and the EDB I is selected. Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).
Proportionate adjustment when withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary
Assume the initial purchase payment is $100,000 and the EDB I is selected. Assume the Account Balance at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an account balance of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Account Balance attributed to that withdrawal (10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 – $10,500 = $94,500). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).
(2)	The Annual Increase Amount
Example
Assume the Contract Owner is a male, age 55 at issue, and he elects the EDB I. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Annual Increase Amount is equal to $100,000 (the initial purchase payment). The Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary on or following the Contract Owner’s 90th birthday). At the tenth Contract Anniversary, when the Contract Owner is age 65, the Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.
Determining a death benefit based on the Annual Increase Amount
Assume that You make an initial purchase payment of $100,000. Prior to annuitization, your Account Balance fluctuates above and below your initial purchase payment depending on the investment performance of the

Divisions You selected. The Annual Increase Amount, however, accumulates an amount equal to your purchase payments at the Annual Increase Rate of 5% per year, until the Contract Anniversary on or following the Contract Owner’s 90th birthday. The Annual Increase Amount is also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The Annual Increase Amount is the value upon which a future death benefit amount can be based (if it is greater than the Highest Anniversary Value and Account Balance on the date the death benefit amount is determined).
(3)	The Highest Anniversary Value
Example
Assume, as in the example in section (2) above, the Contract Owner is a male, age 55 at issue, and he elects the EDB I. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Account Balance on the first Contract Anniversary is $108,000 due to good market performance. Because the Account Balance is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Balance ($108,000). Assume the Account Balance on the second Contract Anniversary is $102,000 due to poor market performance. Because the Account Balance is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.
Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Account Balance is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Account Balance ($155,000).
Determining a death benefit based on the Highest Anniversary Value
Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Balance at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner’s 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional payments made. The Highest Anniversary Value is the value upon which a future death benefit amount can be based (if it is greater than the Annual Increase Amount and Account Balance on the date the death benefit amount is determined).
(4)	Putting It All Together
Example
Continuing the examples in sections (2) and (3) above, assume the Contract Owner dies after the tenth Contract Anniversary but prior to the eleventh Contract Anniversary, and on the date the death benefit amount is determined, the Account Balance is $150,000 due to poor market performance. Because the 5% Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the 5% Annual Increase Amount ($162,889) is used as the Death Benefit Base. Because the Death Benefit Base ($162,889) is greater than the Account Balance ($150,000), the Death Benefit Base will be the death benefit amount.
The above example does not take into account the impact of premium taxes and other taxes. The Death Benefit Base is not available for cash withdrawals and is only used for purposes of calculating the death benefit amount and the charge for the benefit.
(5)	The Optional Step-Up

Assume your initial purchase payment is $100,000 and no withdrawals are taken. The Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Balance at the first Contract Anniversary is $110,000 due to good market performance, and You elect an Optional Step-Up.
The effect of the Optional Step-Up election is:
(1)	The Annual Increase Amount resets from $105,000 to $110,000; and
(2)	The EDB I charge is reset to the fee we charge new Contract Owners for the EDB I at that time.
The Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Balance at the second Contract Anniversary is $112,000 due to poor market performance. You may NOT elect an Optional Step-Up at this time, because the Account Balance is less than the Annual Increase Amount.
(6)	The Optional Step-Up: Automatic Annual Step-Up
Assume your initial purchase payment is $100,000 and no withdrawals are taken. The Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Balance at the first Contract Anniversary is $110,000 due to good market performance, and You elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Account Balance is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)	The Annual Increase Amount automatically resets from $105,000 to $110,000; and
(2)	The EDB I charge is reset to the fee we charge new Contract Owners for the EDB I at that time.
The Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Balance at the second Contract Anniversary is $120,000 due to good market performance, and You have not discontinued the Automatic Annual Step-Up feature. Because your Account Balance is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)	The Annual Increase Amount automatically resets from $115,500 to $120,000; and
(2)	The EDB I charge is reset to the fee we charge new Contract Owners for the EDB I at that time.
Assume your Account Balance increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Balance would exceed the Annual Increase Amount and an Optional Step-Up would automatically occur (provided You had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).
The effect of the Optional Step-Up is:
(1)	The Annual Increase Amount automatically resets to the higher Account Balance; and
(2)	The EDB I charge is reset to the fee we charge new Contract Owners for the EDB I at that time.
After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires. Assume You do not make a new election of the Automatic Annual Step-Up. The Annual Increase Amount increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Account Balance at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Balance is lower than your Annual Increase Amount. However, because the Optional Step-Up has locked-in previous gains, the Annual Increase Amount remains at $178,500 despite poor market performance, and, provided the optional benefit continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday. Also, note the EDB I charge remains at its current level.
Earnings Preservation Benefit
You may purchase this benefit at application. The Earnings Preservation Benefit is intended to provide additional amounts at death to pay expenses that may be due upon your death. We do not guarantee that the amounts provided by the Earnings Preservation Benefit will be sufficient to cover any such expenses that your heirs may have to pay.
This benefit provides that an additional death benefit is payable equal to:
The difference between
1.	Your death benefit (either the basic death benefit or an optional death benefit for which You pay an additional charge); and
2.	Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments, or
On or after the Contract Anniversary immediately preceding your 81st birthday, the additional death benefit that is payable is equal to:
1.	The difference between
a.	Your death benefit amount on the Contract Anniversary immediately preceding your 81st birthday, plus subsequent purchase payments made after each Contract Anniversary, reduced proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and
b.	Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments.
2.	In each case, multiplied by the following percentage, depending upon your age when You purchased the Contract:

Purchase Age	Percentage
Ages 69 or younger	40%
Ages 70-79	25%
Ages 80 and above	0%
You may not purchase this benefit if You are 80 years of age or older.
For purposes of the above calculation, purchase payments increase the Account Balance on a dollar for dollar basis. Partial withdrawals, however, reduce Account Balance proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal plus applicable Withdrawal Charges divided by the Account Balance immediately before the withdrawal.
If the spouse continues the Contract, the spouse can choose one of the following two options:

•	Continue the Earnings Preservation Benefit. The additional death benefit is calculated in the same manner as above except the calculation takes into account the surviving spouse’s age for purposes of determining what is the Contract Anniversary prior to the 81st birthday. In this case, the benefit is paid as of the death of the surviving spouse, rather than the first spouse.
•	Stop the Earnings Preservation Benefit. The Account Balance is reset to equal the death benefit plus the additional death benefit on the date the spouse continues the Contract. The Earnings Preservation Benefit will cease and the Separate Account charge will be reduced by 0.25%.
If we do not receive notification from the surviving spouse either to elect to continue or to discontinue the Earnings Preservation Benefit within 90 days of notice to us of the death of a spouse, we will treat the absence of a notification as if the Earnings Preservation Benefit had been discontinued and the amount of the benefits will be added to the Account Balance.
If You are a natural person and You change ownership of the Deferred Annuity to someone other than your spouse, this benefit is calculated in the same manner except (1) purchase payments (for the purpose of calculating the Earnings Preservation Benefit) are set equal to the Account Balance on the date of the change in Contract Owner (gain is effectively reset to zero) and (2) the percentage from the table above is based on the age of the new Contract Owner as of the date of the change in Contract Owner.
If You are a non-natural person, the life of the Annuitant is the basis for determining the additional death benefit. If there are Joint Contract Owners, the oldest of the two will be used as a basis for determining the additional death benefit.
The Earnings Preservation Benefit is available for an additional charge of 0.25% annually of the average daily value of the amount You have in the Separate Account.
Example:
		Date	Amount
A	Purchase Payments Not Withdrawn	10/1/2019	$100,000
B	Death Benefit	10/1/2020	$105,000
C	Additional Death Benefit	10/1/2020	$2,000 (= 40% × (B – A))
D	Account Balance	10/1/2021	$90,000
E	Withdrawal	10/2/2021	$9,000
F	Account Balance after Withdrawal	10/2/2021	$81,000 (= D – E)
G	Purchase Payments Not Withdrawn	10/2/2021	$91,000 (= A – E, because there is no gain at time of withdrawal)
H	Death Benefit		$99,238
I	Additional Death Benefit	10/2/2021	$3,295 (= 40% × (H – G))
Notes to Example
Purchaser is age 60 at issue.

Any Withdrawal Charge from the Account Balance is included when determining the percentage of Account Balance withdrawn.
All amounts are rounded to the nearest dollar.
Living Benefits
Overview of Living Benefits
There are a suite of optional living benefits that, for an additional charge, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations). Only one version of these optional benefits may be elected, and the optional benefit must be elected at Contract issue. These optional benefits are described briefly below. Please see the more detailed description that follows for important information on the costs, restrictions and availability of each optional benefit.
Guaranteed Income Benefits	Guaranteed Withdrawal Benefits	Guaranteed Asset Accumulation Benefit
• Guaranteed Minimum Income Benefit Plus (GMIB Plus I and GMIB Plus II or, the Predictor Plus, or Predictor Plus I and Predictor Plus II)
• Guaranteed Minimum Income Benefit (GMIB I and GMIB II or the Predictor)
Our guaranteed income benefits are designed to allow You to invest your Account Balance in the market while at the same time assuring a specified guaranteed, level of minimum fixed income payments if You elect to annuitize. The fixed annuity payment amount is guaranteed regardless of investment performance or the actual Account Balance at the time You elect pay-outs. Prior to exercising this benefit and annuitizing your Contract, You may make withdrawals up to a maximum level specified in the rider and still maintain the benefit amount. (GMIB I and GMIB II were formerly known as “Versions I and Versions II of the Guaranteed Minimum Income Benefit”; and GMIB Plus I was formerly known as “Version III of the Guaranteed Minimum Income Benefit”.)	• Lifetime Withdrawal Guarantee (LWG I and LWG II)
• Enhanced Guaranteed Withdrawal Benefit (Enhanced GWB)
• Guaranteed Withdrawal Benefit (GWB I)
These optional benefits are designed to guarantee that at least the entire amount of purchase payments You make will be returned to You through a series of withdrawals (without annuitizing), regardless of investment performance, as long as withdrawals in any Contract Year do not exceed the maximum amount allowed. With the LWG, You get the same benefits, but in addition, if You make your first withdrawal on or after the date You reach age 59 1⁄2, You are guaranteed income for your life (and, for states other than New York, the life of your spouse, if the Joint Life version was elected and the spouse elects to continue the Contract is at least age 59 1⁄2 at spousal continuation), even after the entire amount of purchase payments has been returned. (GWB I was formerly known as “Version I of the Guaranteed Withdrawal Benefit”; Enhanced GWB was formerly known as “Version II of the Guaranteed Withdrawal Benefit”; and LWG I was formerly known as “Version III - the Lifetime Withdrawal Guarantee Benefit”.)	• Guaranteed Minimum Accumulation Benefit (GMAB)
GMAB is designed to guarantee that your Account Balance will not be less than a minimum amount at the end of the 10-year waiting period.
The amount of the guarantee depends on which of three permitted Divisions You select.

Guaranteed Income Benefits
At the time You buy the Contract, You may elect a guaranteed income benefit (“GMIB”) for an additional charge. Each version of this optional benefit is designed to guarantee a predictable, minimum level of fixed income payments, regardless of investment performance of your Account Balance during the pay-in phase. However, if applying your actual Account Balance at the time You annuitize the Contract to then-current annuity purchase rates (outside of the optional benefit) produces higher income payments, You will receive the higher payments, and thus You will have paid for the optional benefit even though it was not used. Also, prior to exercising the optional benefit, You may make specified withdrawals that reduce your income base (as explained below) during the pay-in phase and still leave the optional benefit guarantees intact, provided the conditions of the optional benefit are met. Your registered representative can provide You an illustration of the amounts You would receive, with or without withdrawals, if You exercised the optional benefit.
There are four versions of the GMIB that have been available with this Contract, GMIB Plus II, GMIB Plus I, GMIB II and GMIB I. None of the GMIBs are available for sale.
There may be versions of each optional guaranteed income benefit that vary by issue date and state availability. In addition, a version may become available (or unavailable) in different states at different times. Please check with your registered representative regarding which version(s) are available in your state. If You have already been issued a Contract, please check your Contract and optional benefits for the specific provisions applicable to You.
You may not have this optional benefit and another optional living benefit (LWG, GWB or GMAB) in effect at the same time. Once elected, the optional benefit cannot be terminated except as discussed below.
Facts About Guaranteed Income Benefits
Income Base and GMIB Income Payments. Under all versions of the GMIB, we calculate an “income base” (as described below) that determines, in part, the minimum amount You receive as an income payment upon exercising the GMIB and annuitizing the Contract. It is important to recognize that this income base is not available for cash withdrawals and does not establish or guarantee your Account Balance or a minimum return for any Division. After a minimum 10-year waiting period, and then only within 30 days following a Contract Anniversary, You may exercise the benefit. We then will apply the income base calculated at the time of exercise to the GMIB Annuity Table (as described below) specified in the optional benefit in order to determine your minimum guaranteed lifetime fixed monthly income payments (your actual payment may be higher than this minimum if, as discussed above, the base Contract under its terms would provide a higher payment).
The GMIB Annuity Table. The GMIB Annuity Table is specified in the rider. For GMIB Plus II Contracts issued on or after May 4, 2009, this table is calculated based on the Annuity 2000 Mortality Table with a 10 year age set back with interest of 1.5% per year. For GMIB Plus II Contracts issued from February 24, 2009 through May 1, 2009, this table is calculated based on the Annuity 2000 Mortality Table with a 7 year age set back with interest of 1.5% per year. For GMIB I, GMIB II, GMIB Plus I and GMIB Plus II Contracts issued prior to February 24, 2009, this table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year. For GMIB Plus II Contracts issued in New York from July 14, 2008 through May 1, 2009, this table is calculated based on the Annuity 2000 Mortality Table with a 7 year age set back with interest of 1.5% per year. As with other pay-out types, the amount You receive as an income payment also depends on your age, your sex, (where permitted by state law), and the income type You select. For GMIB Plus II, the annuity rates for attained ages 86 to 90 are the same as those for attained age 85. The annuity rates in the GMIB Annuity Table are conservative and a Withdrawal Charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your Account Balance on your annuity date to then-current annuity purchase rates.
If You exercise a GMIB, your income payments will be the greater of:
•	the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or
•	the income payment determined for the same income type in accordance with the base Contract. (See “Pay-Out Options (or Income Options)”.)
If You choose not to receive income payments as guaranteed under the GMIB, You may elect any of the income options available under the Contract.
Ownership. If the Owner is a natural person, the Owner must be the Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the Owner in determining the income base and GMIB income payments.
If Joint Owners are named, the age of the older Joint Owner will be used to determine the income base and GMIB income payments. For the purposes of the Guaranteed Income Benefits section of the prospectus, “You” always means the Owner, oldest Joint Owner or the Annuitant, if the Owner is a non-natural person.
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1⁄2, a 10% Federal income tax penalty may apply.
GMIB and Decedent Contracts. If You are purchasing this Contract with a nontaxable transfer of the death proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which You were the Eligible Designated Beneficiary and You are “stretching” the distributions under the Internal Revenue Service (“IRS”) required distribution rules, You may not purchase the GMIB.
GMIB and Qualified Contracts. The GMIB may have limited usefulness in connection with a qualified Contract, such as IRA (See “Federal Tax Considerations”), in circumstances where, due to the 10-year waiting period after purchase (and, for the GMIB Plus II and GMIB Plus I, after an Optional Step-Up), the Owner is unable to exercise the benefit until after the required beginning date of required minimum distributions under the Contract. In such event, required minimum distributions received from the Contract during the 10-year waiting period will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of income payments under the GMIB. You should consult your tax adviser prior to electing the GMIB.
Description of GMIB Plus II
The GMIB Plus II is no longer available for purchase. In states where approved, the GMIB Plus II is available only for Owners up through age 78 and You can only elect the GMIB Plus II at the time You purchase the Contract. The GMIB Plus II is not available in the State of Oregon. The GMIB Plus II may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the Owner’s 90th birthday.
Income Base. The income base is equal to the greater of (a) or (b) below:
(a)	Highest Anniversary Value: On the issue date, the “Highest Anniversary Value” is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Balance attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to Your 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Balance on the date of the recalculation.
The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding Your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Balance attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).
(b)	Annual Increase Amount: On the date we issue your Contract, the “Annual Increase Amount” is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your Contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:
(i)	is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and
(ii)	is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.
The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Balance, the Annual Increase Amount is not set equal to the Account Balance. See “Optional Step-Up” below for a feature that can be used to reset the Annual Increase Amount to the Account Balance.
For Deferred Annuities issued in New York State, the Annual Increase Amount shall not exceed 270% of total purchase payments or, if greater, 270% of the Annual Increase Amount as of the most recent Optional Step-Up for GMIB Plus II (see “Optional Step-Up” below). Each time the Annual Increase Amount is increased by an Optional Step-Up, the limit on the Annual Increase Amount is raised to 270% of the new, higher Annual Increase Amount, if it is greater than 270% of your Purchase Payments.
Annual Increase Rate. As noted above, we calculate an income base under the GMIB that helps determine the minimum amount You receive as an income payment upon exercising the optional benefit. One of the factors used in calculating the income base is called the “annual increase rate.”
Through the Contract Anniversary immediately prior to the your 91st birthday, the Annual Increase Rate is 5%.
On the first Contract Anniversary, “at the beginning of the Contract Year” means on the issue date; on a later Contract Anniversary, “at the beginning of the Contract Year” means on the prior Contract Anniversary.
During the 30 day period following the Contract Anniversary immediately prior to the your 91st birthday, the annual increase rate is 0%.
Withdrawal Adjustments. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):
(a)	The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal (including any applicable Withdrawal Charge); or
(b)	If total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, and if these withdrawals are paid to You (or to the Annuitant, if the Deferred Annuity is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a) immediately above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.

As described in (a) above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Balance. This reduction may be significant, particularly when the Account Balance is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of income payments under the GMIB optional benefit. Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, will result in dollar-for-dollar treatment of the withdrawals as described in (b) immediately above.
Partial annuitizations are not permitted.
In determining the GMIB Plus II income payments, an amount equal to the Withdrawal Charge that would apply upon a complete withdrawal and the amount of any premium taxes and other taxes that may apply will be deducted from the income base. For purposes of calculating the income base, purchase payment credits (i.e., bonus payments) are not included.
Optional Step-Up. On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Balance. An Optional Step-Up may be beneficial if your Account Balance has grown at a rate above the Annual Increase Rate on the Annual Increase Amount (5%). As described below, an Optional
Step-Up resets the Annual Increase Amount to the Account Balance. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. However, if You elect to reset the Annual Increase Amount, we will also restart the 10-year waiting period. In addition, we may reset the rider charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.
An Optional Step-Up is permitted only if: (1) the Account Balance exceeds the Annual Increase Amount immediately before the reset; and (2) the Contract Owner (or oldest Joint Contract Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Deferred Annuity has both the GMIB Plus II and the EDB I, and You would like to elect an Optional Step-Up, You must elect an Optional Step-Up for both optional benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.
You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Balance automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which a step-up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Ups to continue. If You discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Step-Ups, the optional benefit (and charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)

We must receive your request to exercise the Optional Step-Up in writing, at your Administrative Office, or by any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.
The Optional Step-Up:
(1)	resets the Annual Increase Amount to the Account Balance on the Contract Anniversary following the receipt of an Optional Step-Up election;
(2)	resets the waiting period to exercise the GMIB Plus II to the 10th Contract Anniversary following the date the Optional Step-Up took effect;
(3)	For Contracts issued in New York State only, may reset the maximum Annual Increase Amount to a percentage (270%) multiplied by the Annual Increase Amount calculated in (1) above, if greater than the maximum Annual Increase Amount immediately before the Optional Step-Up; and
(4)	may reset the charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.
In the event that the charge applicable to Deferred Annuity purchases at the time of the step-up is higher than your current charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up. If You decline the Automatic Annual Step-Up, You must notify us in accordance with our administrative procedures (currently we require You to submit your request in writing to your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing to our Administrative Office that You wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.
On the date of the step-up, the Account Balance on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the step-up. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.
Investment Allocation Restrictions. If You elect the GMIB Plus II, there are certain investment allocation restrictions. Please see “Appendix B — Investment Allocation Restrictions For Certain Optional Benefits.”
If You elect the GMIB Plus II, You may not participate in the Equity Generator or the Allocator. However, You may elect to participate in the Enhanced Dollar Cost Averaging program, provided that your destination Investment Divisions are selected in accordance with the investment allocation restrictions.
Current Restrictions on Subsequent Purchase Payments. Subsequent purchase payments under the GMIB Plus II are restricted as described in “Portfolios — Restrictions on Subsequent Purchase Payments.”
Guaranteed Principal Option. On each Contract Anniversary, starting with the tenth Contract Anniversary and through the Contract Anniversary prior to the Owner’s 91st birthday, You may exercise the Guaranteed Principal Option. If the Owner is a non-natural person, the Annuitant’s age is the basis for determining the birthday. If there are Joint Owners, the age of the older Owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the eligible Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following the eligible Contract Anniversary.

By exercising the Guaranteed Principal Option, You elect to receive an additional amount to be added to your Account Balance intended to restore your initial investment in the Contract, in lieu of receiving GMIB payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to (a) minus (b) where:
(a)	is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal (including applicable Withdrawal Charges) prior to the exercise of the Guaranteed Principal Option) and
(b)	the Account Balance on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.
For purposes of calculating the Guaranteed Principal Adjustment, purchase payment credits are not included. The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable Division in the ratio the portion of the Account Balance in such Division bears to the total Account Balance in all Divisions. It is important to note that only purchase payments made during the first 120 days that You hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment.
Guaranteed Principal Adjustment. If You anticipate making purchase payments after 120 days, You should understand that such payments will not increase the Guaranteed Principal Adjustment. However, because purchase payments made after 120 days will increase your Account Balance, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, the GMIB Plus II may not be appropriate for You if You intend to make additional purchase payments after the 120-day period and are purchasing the GMIB Plus II for this feature.
The Guaranteed Principal Adjustment will never be less than zero. If the Guaranteed Principal Option is exercised, the GMIB Plus II will terminate as of the date the option takes effect and no additional GMIB charges will apply thereafter. The Contract, however, will continue, and the GMIB Plus II allocation and subsequent purchase payment restrictions, described above, will no longer apply. If You elected both the GMIB Plus II and the EDB I, the EDB I investment allocation restrictions described in “Appendix B Investment Allocation Restrictions For Certain Optional Benefits” and the subsequent purchase payment restrictions described in “Appendix B — Restrictions on Subsequent Purchase Payments” will continue to apply as long as the EDB I optional benefit has not terminated.
The Guaranteed Principal Option is not available in the state of Washington.
Exercising the GMIB Plus II. If You exercise the GMIB Plus II, You must select to receive income payments under one of the following income types:
(1)	Lifetime Income Annuity with a 5-Year Guarantee Period.
(2)	Lifetime Income Annuity for Two with a 5-Year Guarantee Period. Based on Federal tax rules, this option is not available for qualified Contracts where the difference in ages of the joint Annuitants, who are non-spouses, is greater than 10 years. See “Pay-Out Options (or Income Options).” (For Contracts issued in New York State, this income type is only available if the youngest Annuitant’s attained age is 35 or older).
These options are described in the Contract and the GMIB Plus II.
The GMIB Annuity Table is specified in the rider. For GMIB Plus II Contracts issued on or after May 4, 2009, this table is calculated based on the Annuity 2000 Mortality Table with a 10 year age set back with interest of 1.5% per year. For GMIB Plus II Contracts issued from February 24, 2009 through May 1, 2009, this table is calculated based on the Annuity 2000 Mortality Table with a 7 year age set back with interest of 1.5% per year. For GMIB Plus II

Contracts issued prior to February 24, 2009, this table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year. For GMIB Plus II Contracts issued in New York from July 14, 2008 through May 1, 2009, this table is calculated based on the Annuity 2000 Mortality Table with a 7 year age set back with interest of 1.5% per year. As with other pay-out types, the amount You receive as an income payment also depends on the income payment type You select, your age, and your sex (where permitted under state law). The annuity rates for attained ages 86 or 90 are the same as those for attained age 85. The annuity rates in the GMIB Annuity Table are conservative and a Withdrawal Charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your Account Balance on your annuity date to then current annuity purchase rates.
If You exercise the GMIB Plus II, your income payments will be the greater of: the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or the income payment determined for the same income payment type in accordance with the base Contract. (See “Pay-out Options (or Income Options).”)
If the amount of the guaranteed minimum lifetime income that the GMIB Plus II produces is less than the amount of annuity income that would be provided by applying Account Balance on the annuity date to the then-current annuity purchase rates, then You would have paid for a benefit that You did not use.
If You take a full withdrawal of your Account Balance, your Contract is terminated by us due to its small Account Balance and inactivity (see “When We Can Cancel Your Deferred Annuity”), or your Contract lapses and there remains any income base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the income base after any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.
Enhanced Payout Rates (Does not apply to Contracts issued in New York State). The GMIB payout rates are enhanced under either of the following circumstances, if:
(a)	You take no withdrawals prior to age 62;
(b)	your Account Balance is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining; and
(c)	the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period.
Then the annual income payments under the GMIB Plus II will equal or exceed 5.5% of the income base (calculated on the date the payments are determined).
For example, if an Owner dies and the Owner’s spouse (age 89 or younger) is the Beneficiary of the Contract, the spouse may elect to continue the Contract and the GMIB Plus II. If the spouse elects to continue the Contract and the Owner had begun to take withdrawals prior to his or her death, and the Owner was older than the spouse, the spouse’s eligibility for the enhanced payout rates described above is based on the Owner’s age when the withdrawals began. For example, if an Owner had begun to take withdrawals at age 62 and subsequently died, if that Owner’s spouse continued the Contract and the GMIB Plus II, the spouse would be eligible for the 5.5% enhanced payout rate described above, even if the spouse were younger than age 62 at the time the Contract was continued. If the spouse elects to continue the Contract and the Owner had not taken any withdrawals prior to his or her death, the spouse’s eligibility for the enhanced payout rates described above is based on the spouse’s age when the spouse begins to take withdrawals.
If an Owner dies and the Owner’s spouse (age 89 or younger) is the Beneficiary of the Contract, the spouse may elect to continue the Contract and the GMIB Plus II. If the spouse elects to continue the Contract and the Owner had begun to take withdrawals prior to his or her death, and the Contract Owner was older than the spouse, the spouse’s eligibility for the Enhanced Payout Rates described above is based on the Contract Owner’s age when the withdrawals began. For example, if a Contract Owner had begun to take withdrawals at age 62 and subsequently died, if that Contract Owner’s spouse continued the Contract and the GMIB Plus II, the spouse would be eligible for the 5.5% Enhanced Payout Rate as described above, even if the spouse were younger than age 62 at the time the Contract was continued. If the spouse elects to continue the Contract and the Contract Owner had not taken any withdrawals prior to his or her death, the spouse’s eligibility for the Enhanced Payout Rates described above is based on the spouse’s age when the spouse begins to take withdrawals.
Similarly, if:
(a)	You take no withdrawals prior to age 60;
(b)	your Account Balance is fully withdrawn or decreases to zero on or after age 60 and there is an income base remaining; and
(c)	the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period.
Then the annual income payments under the GMIB Plus II will equal or exceed 5% of the income base (calculated on the date the payments are determined).
If You choose not to receive income payments as guaranteed under the GMIB Plus II, You may elect any of the pay-out options under the Contract.
If the income base being annuitized is less than $5,000, we reserve the right to make one lump sum payment to You instead of income payments. If the amount of the initial income payment would be less than $100, we may reduce the frequency of payments so that the payment is a minimum of $100, but not less frequently then annually.
Terminating the GMIB Plus II. Except as otherwise provided, the GMIB Plus II will terminate upon the earliest of:
(a)	The 30th day following the Contract Anniversary on or following your 90th birthday;
(b)	The date You make a complete withdrawal of your Account Balance (if there is an income base remaining You will receive payments based on the remaining income base) (a pro rata portion of the annual optional benefit charge will be assessed).
(c)	The date You elect to receive income payments under the Contract and You do not elect to receive payments under the GMIB Plus II (a pro rata portion of the annual optional benefit charge will be assessed);
(d)	Death of the Contract Owner or Joint Contract Owner (unless the spouse (aged 89 or younger) is the Beneficiary and elects to continue the Contract), or death of the Annuitant if a non-natural person owns the Contract;
(e)	A change for any reason of the Contract Owner or Joint Contract Owner (or Annuitant, if the Contract Owner is a non-natural person), subject to our administrative procedures; (a pro rata portion of the annual optional benefit charge will be assessed);
(f)	The effective date of the Guaranteed Principal Option; or
(g)	The date You assign your Contract, subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed).
If a Contract Owner or Joint Contract Owner dies and:
•	the spouse elects to continue the Contract and the GMIB Plus II optional benefit under termination provision (d) above; and

•	before the 10-year waiting period to exercise the GMIB Plus II optional benefit has elapsed, the GMIB Plus II optional benefit will terminate under termination provision (a) above (because it is the 30th day following the Contract Anniversary on or following the spouse’s 90th birthday);
we will permit the spouse to exercise the GMIB Plus II optional benefit within the 30 days following the Contract Anniversary on or following his or her 90th birthday, even though the 10-year waiting period has not elapsed.
Under our current administrative procedures, we will waive the termination of the GMIB Plus II if You assign a portion of the Contract under the following limited circumstances. If the assignment is solely for your benefit on account of your direct transfer of the Account Balance under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity Contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.
When the GMIB Plus II terminates, the corresponding GMIB Plus II charge terminates and GMIB Plus II investment restrictions allocation and any subsequent purchase payment restriction no longer apply. However, if you elected both the GMIB Plus II and the EDB I options, and only the GMIB Plus II has terminated, the restrictions on subsequent purchase payments will continue to apply.
For Contracts issued in all states except New York from February 24, 2009 through May 1, 2009, the following differences apply:
(1)	The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 1.5% per year;
(2)	The GMIB payout rates are enhanced to be at least (a) 6% of the income base (calculated on the date the payments are determined) in the event: (i) You take no withdrawals prior to age 62; (ii) your Account Balance is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining; and (iii) the annuity option You select is the Lifetime Income Annuity with a 10-Year Guarantee Period, or (b) 5% of the income base (calculated on the date the payments are determined) if: (i) You take no withdrawals prior to age 60; (ii) your Account Balance is fully withdrawn or decreases to zero on or after age 60 and there is an income base remaining; and (iii) You select the Lifetime Income Annuity with a 10-Year Guarantee Period;
(3)	Different investment allocation restrictions apply;
(4)	The annual increase rate is 6% through the Contract Anniversary immediately prior to your 91st birthday, and 0% per year thereafter;
(5)	If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year, and if these withdrawals are paid to You (or the Annuitant if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year; and
(6)	The fixed annuity options are the Lifetime Income Annuity with a 10-Year Guaranteed Period (if You choose to start the annuity option after age 79, the year of the guarantee period component of the annuity option is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at ages 84 through 90) or the Lifetime Income Annuity for Two with a 10-Year Guarantee Period. (Based upon Federal tax rules, this option is not available for qualified Contracts where the difference in ages of the Joint Annuitants, who are non-spouses, is greater than 10 years.)
(7)	If your Income Base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.20% of the Income Base, applicable after the Contract Anniversary on which the Optional Step-Up occurs.

For Contracts issued in New York State on or before May 1, 2009, the following differences apply:
(1)	The annual increase rate is 6% through the Contract Anniversary immediately prior to your 91st birthday, and 0% per year thereafter;
(2)	The GMIB annuity rates for attained ages 85-90 are the same as those for attained age 84;
(3)	Different investment allocation restrictions apply;
(4)	The Lifetime Income Annuity for Two income option type is only available if the oldest Annuitant’s attained age is 55 or older;
(5)	The Annual Increase Amount shall not exceed 190% of total purchase payments or, if greater, 190% of the Annual Increase Amount as of the most recent Optional Step-Up;
(6)	If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year, and if these withdrawals are paid to You (or the Annuitant if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year; and
(7)	The GMIB Annuity Table is calculated based upon the Annuity Mortality Table with a 7-year age set back with interest of 1.5% per year.
(8)	If your Income Base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.15% of the Income Base, applicable after the Contract Anniversary on which the Optional Step-Up occurs.
For Contracts issued in all states except New York on or before February 23, 2009, the GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year; the GMIB payout rates are enhanced to be at least 6% of the Annual Increase Amount (calculated on the date the payments are determined) in the event: (i) You take no withdrawals prior to age 60; (ii) your Account Balance is fully withdrawn or decreases to zero on or after age 60 and there is an income base remaining; and (iii) the annuity option You select is the Lifetime Income Annuity with a 10-Year Guarantee Period and differences (3) through (7) in the non-New York version apply.
Notes on Graphs and Examples:
The purpose of these examples is to illustrate the operation of the GMIB Plus II. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Divisions chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges or income taxes and tax penalties.
(1)	Withdrawal Adjustments to Annual Increase Amount
Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary
Assume the initial purchase payment is $100,000 and the GMIB Plus II is selected. Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract

Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).
Proportionate adjustment when withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary
Assume the initial purchase payment is $100,000 and the GMIB Plus II is selected. Assume the Account Balance at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an Account Balance of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Account Balance attributed to that entire withdrawal: 10% (the $10,000 withdrawal reduced the $100,000 Account Balance by 10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 – $10,500 = $94,500). (If multiple withdrawals are made during a Contract Year — for example, two $5,000 withdrawals instead of one $10,000 withdrawal — and those withdrawals total more than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced proportionately by each of the withdrawals made during that Contract Year and there will be no dollar-for-dollar withdrawal adjustment for the Contract Year.) Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).
(2)	The Annual Increase Amount
Example
Assume the Owner of the Contract is a male, age 55 at issue, and he elects the GMIB Plus II. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Annual Increase Amount is equal to $100,000 (the initial purchase payment). The Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary prior to the owner’s 91st birthday). At the tenth Contract Anniversary, when the owner is age 65, the Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.
Determining a value upon which future income payments will be based
Assume that You make an initial purchase payment of $100,000. Prior to annuitization, your Account Balance fluctuates above and below your initial purchase payment depending on the investment performance of the Divisions You selected. Your purchase payments accumulate at the annual increase rate of 5%, until the Contract Anniversary on or immediately after the Contract Owner’s 90th birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 270% maximum increase limitation). Your purchase payments are also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The line (your purchase payments accumulated at 5% a year adjusted for withdrawals and charges “the Annual Increase Amount”) is the value upon which future income payments can be based.

Determining your guaranteed lifetime income stream
Assume that You decide to annuitize your Contract and begin taking income payments after 20 years. In this example, your Annual Increase Amount is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the Annual Increase Amount will be applied to the annuity pay-out rates in the GMIB Annuity Table to determine your lifetime income payments. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.
(3)	The “Highest Anniversary Value” (“HAV”)
Example
Assume, as in the example in section (2) above, the Contract Owner is a male, age 55 at issue, and he elects GMIB Plus II. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Account Balance on the first Contract Anniversary is $108,000 due to good market performance. Because the Account Balance is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Balance ($108,000). Assume the Account Balance on the second Contract Anniversary is $102,000 due to poor market performance. Because the Account Balance is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.
Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Account Balance is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Account Balance ($155,000). See section (4) below for an example of the exercise of GMIB Plus II.
Determining a value upon which future income payments will be based
Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Balance at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner’s 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

Determining your guaranteed lifetime income stream
Assume that You decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value is higher than the Account Balance. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime income payments. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.
(4)	Putting It All Together
Example
Continuing the examples in sections (2) and (3) above, assume the Contract Owner chooses to exercise the GMIB Plus II at the tenth Contract Anniversary and elects a Lifetime Income Annuity with a 5-Year Guarantee Period. Because the 5% Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the 5% Annual Increase Amount ($162,889) is used as the income base. The income base of $162,889 is applied to the GMIB Annuity Table. This yields income payments of $591 per month for life, with a minimum of 5 years guaranteed. (If the same Owner were instead age 70, the income base of $162,889 would yield monthly payments of $673; if the Contract Owner were age 75, the income base of $162,889 would yield monthly payments of $785.)
Assume the Contract Owner, a New York resident, chooses to exercise the GMIB Plus II optional benefit at the 21st Contract Anniversary and elects a Lifetime Income Annuity with a 5-Year Guarantee Period. Assume the Account Balance has declined due to poor market performance. The 5% Annual Increase Amount would be limited to the maximum of 270% of the total purchase payments, which equals $270,000. Because the 5% Annual Increase Amount ($270,000) is greater than the Highest Anniversary Value ($150,000), the 5% Annual

Increase Amount ($270,000) is used as the income base. The income base of $270,000 is applied to the GMIB Annuity Table. This yields income payments of $1,345 per month for life, with a minimum of 5 years guaranteed. (If the same Contract Owner were instead age 81, the income base of $270,000 would yield monthly payments of $1,607; if the Contract Owner were age 86, the income base of $270,000 would yield monthly payments of $1,877.)
The above example does not take into account the impact of premium taxes and other taxes. As with other pay-out types, the amount You receive as an income payment depends on the income type You select, your age, and (where permitted by state law) your sex. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.
Prior to annuitization, the two calculations (the 5% Annual Increase Amount and the Highest Anniversary Value) work together to protect your future income. Upon annuitization of the Contract, You will receive income payments for life and the Annual Increase Amount, Highest Anniversary Value and the Account Balance will cease to exist. Also, the GMIB Plus II may only be exercised no later than the Contract Anniversary on or following the Contract Owner’s 90th birthday, after a 10-year waiting period, and then only within a 30 day period following the Contract Anniversary.
With the GMIB, the income base is applied to special, conservative GMIB annuity purchase factors, which are guaranteed at the time the Contract is issued. However, if then-current annuity purchase factors applied to the Account Balance would produce a greater amount of income, then You will receive the greater amount. In other words, when You annuitize your Contract, You will receive whatever amount produces the greatest income payment. Therefore, if your Account Balance would provide greater income than would the amount provided under the GMIB, You will have paid for the GMIB although it was never used.
(5)	The Guaranteed Principal Option — Graph and Example
Initial investment is $100,000. Assume that no withdrawals are taken. Assume that Account Balance at the 10th Contract Anniversary is $50,000 due to poor market performance, and the Guaranteed Principal Option is exercised at this time.

The effect of exercising the Guaranteed Principal Option:
(1)	A Guaranteed Principal Adjustment of $100,000 – $50,000 = $50,000 is added to the Account Balance 30 days after the 10th Contract Anniversary bringing it back up to $100,000.
(2)	The GMIB Plus II benefit and the benefit charge terminate as of the date that the adjustment is made to the Account Balance; the Contract continues.
(3)	The GMIB Plus II allocation and transfer restrictions terminate as of the date that the adjustment is made to the Account Balance (except if the GMIB Plus II was elected with the EDB I, the investment allocation restrictions described above will continue to apply as long as the EDB I has not terminated).
*	Withdrawals reduce the original purchase payment (i.e., those payments credited within 120 days of the Contract’s issue date) proportionately and, therefore, may have a significant impact on the amount of the Guaranteed Principal Adjustment.
(6)	The Optional Step-Up: Optional Automatic Annual Step-up
Assume your initial investment is $100,000 and no withdrawals are taken. The Annual Increase Amount of the GMIB Plus II Income Base increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Balance at the first Contract Anniversary is $110,000 due to good market performance, and You elected Optional Step-Ups to occur under the Optional Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Account Balance is higher than your Annual Increase Amount of the Income Base, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)	The Annual Increase Amount of the Income Base automatically resets from $105,000 to $110,000;
(2)	The 10-year waiting period to annuitize the Contract is reset to 10 years from the first Contract Anniversary;
(3)	The charge is reset to the fee we charge new Contract Owners for the same optional benefit at that time; and
(4)	The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.
The Annual Increase Amount of the Income Base increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Balance at the second Contract Anniversary is $120,000 due to good market performance, and You have not discontinued the Automatic Annual Step-Up feature. Because your Account Balance is higher than your Annual Increase Amount of the Income Base, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)	The Annual Increase Amount of the Income Base automatically resets from $115,500 to $120,000;

(2)	The 10-year waiting period to annuitize the Contract is reset to 10 years from the second Contract Anniversary;
(3)	The charge is reset to the fee we charge new Contract Owners for the same optional benefit at that time; and
(4)	The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.
Assume your Account Balance increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Balance would exceed the Annual Increase Amount of the Income Base and an Optional Step-Up would automatically occur (provided You had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).
The effect of each Optional Step-Up is:
(1)	The Annual Increase Amount of the Income Base automatically resets to the higher Account Balance;
(2)	The 10-year waiting period to annuitize the Contract is reset to 10 years from the date of the Optional Step-Up;
(3)	The charge is reset to the fee we charge new Contract Owners for the same optional benefit at the time; and
(4)	The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.
After the seventh Contract Anniversary, the initial Optional Automatic Annual Step-Up election expires. Assume You do not make a new election of the Optional Automatic Annual Step-Up. The Annual Increase Amount of the Income Base increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Account Balance at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Balance is lower than your Annual Increase Amount of the Income Base. However, because the Optional Step-Up has locked-in previous gains, the Annual Increase Amount of the Income Base remains at $178,500 despite poor market performance, and, provided the benefit continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 270% maximum increase limitation). Also, please note:
(1)	The 10-year waiting period to annuitize the Contract remains at the 17th Contract Anniversary (10 years from the date of the last Optional Step-Up);
(2)	The charge remains at its current level; and
(3)	The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

Description of GMIB Plus I
The GMIB Plus I is no longer available for purchase. The GMIB Plus I was available only for Contract Owners up through age 75, and You could only have elected GMIB Plus I at the time You purchased the Contract. GMIB Plus I may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the Owner’s 85th birthday.
GMIB Plus I is otherwise identical to GMIB Plus II, with the following exceptions:
(1)	The GMIB Plus I Income Base is calculated as described above, except that the annual increase rate is 6% per year through the Contract Anniversary on or following the Owner’s 85th birthday and 0% thereafter.
(2)	An “Optional Step-Up” under the GMIB Plus II is referred to as an “Optional Reset” under the GMIB Plus I. An Optional Reset is permitted only if: (1) the Account Balance exceeds the Annual Increase Amount immediately before the reset; and (2) the Contract Owner (or oldest Joint Contract Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 75 on the date of the Optional Reset.
(3)	If your income base is increased due to an Optional Reset on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.20% of the Income Base, applicable after the Contract Anniversary on which the Optional Reset occurs.
(4)	Termination provision (g) above does not apply and the following replaces termination provision (a), above: The 30th day following the Contract Anniversary on or following your 85th birthday.
and the following replaces provision (d) above:
Death of the Contract Owner or Joint Contract Owner (unless the spouse (age 84 or younger) is the Beneficiary and elects to continue the Contract), or the death of the Annuitant if a non-natural person owns the Contract.
and the following replaces the paragraph immediately after provision (g) above:
If a Contract Owner or Joint Contract Owner dies and:
•	the spouse elects to continue the Contract and the GMIB Plus I optional benefit under termination provision (d) above; and

•	before the 10-year waiting period to exercise the GMIB Plus I optional benefit has elapsed, the GMIB Plus I optional benefit will terminate under termination provision (a) above (because it is the 30th day following the Contract Anniversary on or following the spouse’s 85th birthday);
we will permit the spouse to exercise the GMIB Plus I optional benefit within the 30 days following the Contract Anniversary on or following his or her 85th birthday, even though the 10-year waiting period has not elapsed.
(5)	If You elect the GMIB Plus I, You are limited to allocating your purchase payments and Account Balance among the funding options described under “Appendix B — Investment Allocation Restrictions for Certain Optional Benefits.”
(6)	The Guaranteed Principal Option may be exercised starting with the tenth Contract Anniversary prior to the Contract Owner’s 86th birthday.
(7)	We reserve the right to prohibit an Optional Reset if we no longer offer this benefit for a class of the Contract. We are waiving this right with respect to purchasers of the Contract offered by this prospectus who elect or have elected the GMIB Plus I benefit and will allow Optional Resets by those purchasers even if this benefit is no longer offered for a class of the Contract.
(8)	If You exercise the GMIB Plus I benefit under the life annuity with 10 years of annuity payments guaranteed option, the Guaranteed Period is 5 years for ages 84-85.
(9)	If You exercise the GMIB Plus I benefit under the life annuity, 10 years of annuity payments are guaranteed.
(10)	If approved in your state, the GMIB payout rates are enhanced to be at least 6% of the income base (calculated on the date the payments are determined) in the event; (i) You take no withdrawals prior to age 60; (ii) your Account Balance is fully withdrawn or decreases to zero on or after age 60 and there is no income base remaining; and (iii) the annuity option You select is the Lifetime Income Annuity with a 10-Year Guarantee Period.
(11)	The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year.
You may elect to participate in the Enhanced Dollar Cost Averaging program, provided that your destination Divisions are one or more of the above-listed investment choices.
Current Restrictions on Subsequent Purchase Payments. Subsequent purchase payments under the GMIB Plus I are restricted as described in “Portfolios — Restrictions on Subsequent Purchase Payments.”
For Contracts issued prior to July 16, 2007, the GMIB Plus II payout rates described in (10) above will not be applied.
For Contracts issued prior to February 26, 2007, we offered a version of the GMIB Plus I that is no longer available. This prior version of the GMIB Plus I differs from the current version with respect to the calculation of the Annual Increase Amount and the applicable benefit charge. Specifically: (1) for purposes of calculating the Annual Increase Amount, (a) the annual increase rate is 5% per year through the Contract Anniversary on or following the Owner’s 85th birthday, and (b) the amount of total withdrawal adjustments for a Contract Year as calculated in paragraph “a” of the “Income Base” section above will be set equal to the dollar amount of total withdrawals in such Contract Year provided that such total withdrawals do not exceed 5% of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year; and (2) the additional charge for the GMIB Plus I is 0.75% of the Income Base (with a maximum Optional Reset charge of 1.50% of the Income Base applicable upon the exercise of the Optional Reset feature). If your Income Base is increased due to an Optional

Reset on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.00% of the Income Base, applicable after the Contract Anniversary on which the Optional Reset occurs.
Example
The Optional Step-Up
Assume your initial purchase payment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount of the Income Base increases to $105,000 on the first Contract Anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Balance at the first Contract Anniversary is $110,000 due to good market performance, and You elect an Optional Step-Up.
The effect of the Optional Step-Up election is:
(1)	The 5% Annual Increase Amount of the Income Base resets from $105,000 to $110,000;
(2)	The 10-year waiting period to annuitize the Contract under the GMIB Plus I is reset to 10 years from the first Contract Anniversary;
(3)	The charge is reset to the fee we charge new Contract Owners at that time; and
(4)	The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.
The 5% Annual Increase Amount of the Income Base increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Balance at the second Contract Anniversary is $112,000 due to poor market performance. You may NOT elect an Optional Step-Up at this time, because the Account Balance is less than the 5% Annual Increase Amount of the Income Base.
For Contracts issued prior to February 27, 2006, You may elect an Optional Step-Up as described above, except that: 1) You may elect an Optional Reset on any Contract Anniversary only on or after the third Contract Anniversary, and You may then elect an Optional Reset at any subsequent Contract Anniversary only if it has been at least three years since the last Optional Reset; and 2) You are required to affirmatively elect an Optional Reset in accordance with the procedures described above, the Automatic Annual Step-Up feature is not available. Subject to state approval, we will enhance your Contract to change the frequency of the resets from every third Contract Anniversary to each Contract Anniversary and You will also be able to elect Optional Automatic Resets under the Automatic Annual Step-Ups, following the same procedure, as described above. The optional benefit charge for this prior version of the GMIB Plus I is 0.75% of the guaranteed minimum Income Base. If your Income Base is increased due to an Optional Reset on a Contract Anniversary occurring on July 1, 2012 or later, We currently will increase the optional benefit charge to 1.00% of the Income Base, applicable after the Contract Anniversary on which the Optional Reset occurs.
Description of GMIB II
The GMIB II is no longer available for purchase. The GMIB II was available only for Contract Owners up through age 75, and You could have only elected the GMIB II at the time You purchased the Contract. The GMIB II may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the Owner’s 85th birthday.
The GMIB II is otherwise identical to the GMIB Plus II, with the following exceptions:
(1)	The additional charge for GMIB II is 0.50%

(2)	The GMIB II Income Base is calculated as described above, except that, for purposes of calculating the Annual Increase Amount:
a.	the annual increase rate is 5% per year through the Contract Anniversary on or following the Owner’s 85th birthday and 0% thereafter, and
b.	the amount of total withdrawal adjustments for a Contract Year as calculated in paragraph “(a)” of the “Income Base” section of “Description of GMIB Plus II” above will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in such Contract Year provided that such total withdrawals do not exceed 5% of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year.
(3)	There is no Guaranteed Principal Option.
(4)	There is no Optional Step-Up feature.
(5)	There are no limitations to how You may allocate your purchase payments and Account Balance among the investment choices.
(6)	The following replaces termination provision (a) , above:
The 30th day following the Contract Anniversary on or following your 85th birthday.
(7)	The following replaces termination provision (e) , above:
A change for any reason of the Owner or Joint Owner or the Annuitant if a non-natural person owns the Contract.
(8)	Termination provisions, (f) and (g) , above, do not apply.
(9)	The fixed annuity options are the Lifetime Income Annuity with a 10-year Guarantee Period (if You choose to annuitize after age 79, the Guarantee Period is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at age 84 and 85) or the Lifetime Income Annuity for Two with a 10-year Guarantee Period (not available for qualified Contracts where the difference in ages of the Joint Annuitants, who are non-spouses, is greater than 10 years).
(10)	The following replaces termination provision (d), above:
Death of the Owner or Joint Owner unless the spouse (age 84 or younger) is the Beneficiary and elects to continue the Contract, or death of the Annuitant if a non-natural person owns the Contract.
(11)	If a Contract Owner or Joint Contract Owner dies and:
•	the spouse elects to continue the Contract and the GMIB II optional benefit under termination provision (d) above; and
•	before the 10-year waiting period to exercise the GMIB II optional benefit has elapsed, the GMIB II optional benefit will terminate under termination provision (a) above (because it is the 30th day following the Contract Anniversary on or following the spouse’s 85th birthday);
we will permit the spouse to exercise the GMIB II optional benefit within the 30 days following the Contract Anniversary on or following his or her 85th birthday, even though the 10-year waiting period has not elapsed.
(12)	There are no enhanced payout rates.
(13)	The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year.
(14)	Subsequent purchase payments are not currently restricted under the GMIB II.

Description of GMIB I
The GMIB I is no longer available for purchase. In states where GMIB I was approved and GMIB II had not been approved You could have only elected the GMIB I at the time You purchased the Contract and if You were age 75 or less. Once elected, this optional benefit cannot be terminated except as described below. The GMIB I may be exercised after a 10-year waiting period, up through age 85, within 30 days following a Contract Anniversary.
The GMIB I is identical to the GMIB II, with the following exceptions:
(1)	The GMIB I Income Base is calculated as described above in “Description of GMIB Plus II — Income Base”, except that:
a)	Withdrawals may be payable as You direct without affecting the withdrawal adjustments;
b)	The annual increase rate is 6% per year through the Contract Anniversary immediately prior to the Owner’s 81st birthday and 0% thereafter; and
(c)	If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or previous Contract Anniversary, if later, the total withdrawal adjustments for the Contract Year will be set equal to the dollar amount of total withdrawals in that Contract Year.
(2)	The following replaces termination provision (d), above:
Death of the Owner or death of the Annuitant if a non-natural person owns the Contract.
(3)	If You take a full withdrawal of your Account Balance, your Contract is terminated by us due to its small Account Balance and inactivity or your Contract lapses, the GMIB I terminates (even if there remains any income base) will be made under the benefit. For more information on when we may or may not terminate Your Deferred Annuity see “When We Can Cancel Your Deferred Annuity.”
(4)	Subsequent purchase payments under the GMIB I are currently restricted as described in “Portfolios — Restrictions on Subsequent Purchase Payments.”
We currently waive the contractual requirement that terminates the GMIB I in the event of the death of the Owner in circumstances where the spouse of the Owner elects to continue the Contract. See “Death Benefit — Generally.” In such event, the GMIB I will automatically continue unless the spouse elects to terminate the rider. We are permanently waiving this requirement with respect to purchasers of the Contract offered by this Prospectus who have elected GMIB I.
Guaranteed Withdrawal Benefits
None of the LWGs or the GWBs are available for sale. There are four Guaranteed Withdrawal Benefits for an additional charge, two versions of the GWB and two versions of the LWG under this Contract:
•	Lifetime Withdrawal Guarantee II (“LWG II”)
•	Lifetime Withdrawal Guarantee I (“LWG I”)
•	Enhanced Guaranteed Withdrawal Benefit (“Enhanced GWB”)
•	Guaranteed Withdrawal Benefit I (“GWB I”)
Each of the Guaranteed Withdrawal Benefits guarantees that the entire amount of purchase payments You make will be returned to You through a series of withdrawals that You may begin taking immediately or at a later time, provided withdrawals in any Contract Year do not exceed the maximum amount allowed. This means that, regardless of negative investment performance, You can take specified annual withdrawals until the entire amount of the purchase payments You made during the time period specified in your benefit has been returned to You. Moreover, if You make your first withdrawal on or after the date You reach age 59 1⁄2, the LWGs riders guarantee income, without annuitizing the Contract, for your life (and, for Contracts not issued in New York State, the life of your spouse, if the Joint Life version of this optional benefit was elected, and your spouse elects to continue the Contract and is at least age 59 1⁄2 at continuation), even after the entire amount of purchase payments has been returned. (See “Description of the LWG II” below.)
There may be versions of each optional Guaranteed Withdrawal Benefit that vary by issue date and state availability. In addition, a version may become available (or unavailable) in different states at different times. Please check with your registered representative regarding which version(s) are available in your state. If You have already been issued a Contract, please check your Contract and riders for the specific provisions applicable to You.
If You purchase a Guaranteed Withdrawal Benefit (“GWB”), You must elect one version at the time You purchase the Contract, prior to age 86. A maximum of two versions of the GWBs are offered in any particular state. Please check with your registered representative regarding which version(s) are available in your state. You may not have this benefit and another living benefit (GMIB or GMAB) or the EDB I in effect at the same time. Once elected, the optional benefit may not be terminated except as stated below.
Facts About Guaranteed Withdrawal Benefits
Managing Your Withdrawals. The GWB guarantee may be reduced if your annual withdrawals or any amount applied to a pay-out option are greater than the maximum amount allowed, called the Annual Benefit Payment, which is described in more detail below. The GWB does not establish or guarantee an Account Balance or minimum return for any Division. The Benefit Base (as described below) under the GWB I and Enhanced GWB and the Remaining Guaranteed Withdrawal Amount (as described below) under the Lifetime Withdrawal Guarantees cannot be taken as a lump sum. (However, if You cancel a Lifetime Withdrawal Guarantee benefit after a waiting period of at least fifteen years, the Guaranteed Principal Adjustment will increase your Account Balance to the purchase payments credited within the first 120 days of the date that we issue the Contract, reduced proportionately for any withdrawals. See “Description of the LWG II — Cancellation and Guaranteed Principal Adjustment” below.) Income taxes and penalties may apply to your withdrawals, and Withdrawal Charges may apply to withdrawals during the first Contract Year unless You take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal Charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount.
If in any Contract Year You take cumulative withdrawals that exceed the Annual Benefit Payment, the total payments that the GWB guarantees that You or your Beneficiary will receive from the Contract over time may be less than the initial Guaranteed Withdrawal Amount (Total Guaranteed Withdrawal Amount for the Lifetime Withdrawal Guarantees). This reduction may be significant and means that return of your purchase payments may be lost. The GWB charge will continue to be deducted and calculated based on the Guaranteed Withdrawal Amount (Total Guaranteed Withdrawal Amount for the Lifetime Withdrawal Guarantees) until termination of the optional benefit.
For purposes of calculating the Guaranteed Withdrawal Amount or the Total Guaranteed Withdrawal Amount (for the Lifetime Withdrawal Guarantees), purchase payment credits (i.e., bonus payments) are not included. In any event, withdrawals under the GWB will reduce your Account Balance and death benefit.

Charges. If the LWG is in effect, we will continue to assess the GWB benefit charge even in the case where your Remaining Guaranteed Withdrawal Amount, as described below, equals zero. However, if the GWB I or Enhanced GWB is in effect, we will not continue to assess the GWB charge if your Benefit Base, as described below, equals zero.
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1⁄2, a 10% Federal income tax penalty may apply.
Tax Treatment. The tax treatment of withdrawals under the GWB and LWG is uncertain. It is conceivable that the amount of potential gain could be determined based on the Benefit Base (Remaining Guaranteed Withdrawal Amount under the Lifetime Withdrawal Guarantees) at the time of the withdrawal, if the Benefit Base (or Remaining Guaranteed Withdrawal Amount) is greater than the Account Balance (prior to Withdrawal Charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the Contract. Consult your tax adviser prior to purchase.
GWB, LWG and Decedent Contracts. If You are purchasing this Contract with a non-taxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which You were the Eligible Designated Beneficiary and You are “stretching” the distributions under the IRS required distribution rules, You may not purchase the LWG.
If You are purchasing this Contract with a nontaxable transfer of the death proceeds of any Non-Qualified annuity contract of which You were the Beneficiary and You are “stretching” the distributions under the IRS required distribution rules, You may not purchase the Enhanced GWB or GWB.
Description of the LWG II
Total Guaranteed Withdrawal Amount. While the LWG II is in effect, we guarantee that You will receive a minimum amount over time. We refer to this minimum amount as the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. We increase the Total Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by each additional purchase payment. If You take a withdrawal that does not exceed the Annual Benefit Payment (see “Annual Benefit Payment” below), then we will not reduce the Total Guaranteed Withdrawal Amount. We refer to this type of withdrawal as a Non-Excess Withdrawal. If, however, You take a withdrawal that results in cumulative withdrawals for the current Contract Year that exceeds the Annual Benefit Payment, then we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable Withdrawal Charge) reduces the Account Balance. We refer to this type of withdrawal as an Excess Withdrawal. This reduction may be significant, particularly when the Account Balance is lower than the Total Guaranteed Withdrawal Amount (see “Managing Your Withdrawals” below). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals.
Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount is the remaining amount You are guaranteed to receive over time. The initial Remaining Guaranteed Withdrawal Amount is equal to the initial Total Guaranteed Withdrawal Amount. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by additional purchase payments, and we decrease the Remaining Guaranteed Withdrawal Amount by withdrawals. If You take a Non-Excess Withdrawal, we will decrease the Remaining Guaranteed Withdrawal Amount dollar-for-dollar by the amount of the Non-Excess Withdrawal (including any applicable Withdrawal Charge). If, however, You take an Excess Withdrawal, then we will reduce the Remaining Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable

Withdrawal Charge) reduces the Account Balance. This reduction may be significant, particularly when the Account Balance is lower than the Remaining Guaranteed Withdrawal Amount (see “Managing Your Withdrawals” below). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals. As described below under “Annual Benefit Payment,” the Remaining Guaranteed Withdrawal Amount is the total amount you are guaranteed to receive over time if you take your first withdrawal before the Contract Owner or oldest Joint Owner (or the Annuitant if the Contract Owner is non-natural person) is age 59 1⁄2. The Remaining Guaranteed Withdrawal Amount is also used to calculate an alternate death benefit available under the LWG (see “Additional Information” below).
7.25% Compounding Income Amount. For all Contracts except Contracts issued in New York, on each Contract Anniversary until the earlier of: (a) the date of the second withdrawal from the Contract or (b) the tenth Contract Anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 7.25% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We take the Total Guaranteed Withdrawal Amount and the remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. We may also increase the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-Up (discussed below), if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.
6% Compounding Income Amount (New York State only). For Contracts issued in New York State, if You elect the Single Life Version of LWG II, on each Contract Anniversary beginning with the Contract Anniversary following the date You reach age 63, until the earlier of: (a) five years or (b) the date of the first withdrawal from the Contract, we increase the Total Guaranteed Withdrawal Amount and the Remaining Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We take the Total Guaranteed Withdrawal Amount and the remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. If the first withdrawal is taken before the Contract Anniversary following the date You reach age 63, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.
If You elect the Joint Life Version of LWG II, on each Contract Anniversary beginning with the Contract Anniversary following the date the younger spouse reaches age 66, until the earlier of: (a) five years or (b) the date of the first withdrawal from the Contract, we increase the Total Guaranteed Withdrawal Amount and the Remaining Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We take the Total Guaranteed Withdrawal Amount and the remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. We may increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-up (discussed below), if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount. If the first withdrawal is taken before the Contract Anniversary following the date the youngest spouse reaches age 66, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.
Automatic Annual Step-Up. On each Contract Anniversary prior to the Contract Owner’s 91st birthday (or in New York State, the youngest spouse’s 91st birthday, if the Joint Life Version is elected), an Automatic Annual Step-Up will occur, provided that the Account Balance exceeds the Total Guaranteed Withdrawal Amount (after compounding) immediately before the step-up (and provided that You have not chosen to decline the step-up as described below).
The Automatic Annual Step-Up:
•	resets the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the Account Balance on the date of the step-up, up to a maximum of $10,000,000 regardless of whether or not You have taken any withdrawals;
•	resets the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the Step-Up (or 6% if You make your first withdrawal on or after the date You reach age 76) or, for Contracts issued in New York State, if the Joint Life version of LWG II was elected, reset the Annual Benefit Payment equal to 4.5% of the Total Guaranteed Withdrawal Amount after the step-up (or 5% if You make your first withdrawal on or after the Contract Anniversary following the date You and your spouse are at least age 63); and
•	may reset the LWG II charge to a rate that does not exceed the lower of: (a) the maximum of 1.60% (Single Life version) or 1.80% (Joint Life version) or (b) the current rate that we would charge for the same rider available for new Contract purchases at the time of the Automatic Annual Step-Up.
For Contracts issued on or before February 23, 2009, the maximum charge upon an Automatic Annual Step-Up is 1.25% (Single Life version) or 1.50% (Joint Life version).
In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current LWG II charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up. If You choose to decline the Automatic Annual Step-Up, You must notify us in writing at our Administrative Office no less than seven calendar days prior to the Contract Anniversary.
Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing at your Administrative Office that You wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if You intend to make purchase payments that would cause your Account Balance to approach $10,000,000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $10,000,000.
For Contracts issued on or before February 23, 2009, if your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the optional benefit charge for the Single Life version to 0.95% of the of the Total Guaranteed Withdrawal Amount, and we will increase the optional benefit charge for the Joint Life version to 1.20% of the of the Total Guaranteed Withdrawal Amount, applicable after the Contract Anniversary on which the Automatic Annual Step-Up occurs.
Annual Benefit Payment. For all Contracts except Contracts issued in New York, the initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (6% withdrawal rate if You make the first withdrawal on or after the date You reach age 76). If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 7.25% Compounding Income Amount, the Automatic Annual Step-Up, or Excess Withdrawals), the Annual Benefit

Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (6% withdrawal rate if You make your first withdrawal on or after the date You reach age 76).
Annual Benefit Payment (New York State only). For Contracts issued in New York State, if You elect the Single Life Version of LWG II, the Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (6% if You make the first withdrawal on or after the Contract Anniversary following the date You reach age 76). If You elect the Joint Life Version of LWG II, the initial Annual Benefit Payment is equal to the Total Guaranteed Withdrawal Amount multiplied by the 4.5% withdrawal rate (5% withdrawal rate if You make the first withdrawal on or after the Contract Anniversary following the date You and your spouse are at least age 63). If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 6% Compounding Income Amount, the Automatic Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset to equal the new Total Guaranteed Withdrawal Amount multiplied by the 4.5% withdrawal rate (5% withdrawal rate if You make your first withdrawal on or after the Contract Anniversary following the date You and your spouse reach age 63).
It is important to note:
•	If You take your first withdrawal before the date You reach age 59 1⁄2 (or, for Contracts issued in New York State with the Joint Life Version, if You take your first withdrawal before the date when both You and your spouse are at least 59 1⁄2), we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Account Balance declines to zero. This means if your Account Balance is depleted due to a Non-Excess Withdrawal or the deduction of the benefit charge and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay You the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Account Balance was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to You each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that You will receive your purchase payments even if your Account Balance declines to zero due to market performance so long as You do not take Excess Withdrawals, however, You will not be guaranteed income for the rest of your life.
•	If You take your first withdrawal on or after the date You reach age 59 1⁄2, we will continue to pay the Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if the Joint Life Version is elected and your spouse elects to continue the Contract and is at least age 59 1⁄2 at continuance, and, for Contracts issued in New York State, if You take your first withdrawal when both You and your spouse are at least age 59 1⁄2), even if your Remaining Guaranteed Withdrawal Amount or your Account Balance declines to zero. This means if your Remaining Guaranteed Withdrawal Amount and/or your Account Balance is depleted due to a Non-Excess Withdrawal or the deduction of the benefit charge we will pay to You the remaining Annual Benefit Payment, if any, not yet withdrawn during that Contract Year that the Account Balance was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to You each year for the rest of your life (and your spouse’s life, if applicable). Therefore, You will be guaranteed income for life.
•	If You take your first withdrawal on or after the date You reach age 76, your Annual Benefit Payment will be set equal to a 6% withdrawal rate multiplied by the Total Guaranteed Withdrawal Amount. For Contracts issued in New York State, if You elect the Joint Life Version, if You take your first withdrawal on or after the Contract Anniversary following the date You and your spouse are at least age 63, your Annual Benefit Payment will be set equal to 5% withdrawal rate multiplied by the Total Guaranteed Withdrawal Amount.
•	If You have elected the LWG II, You should carefully consider when to begin taking withdrawals. If You begin taking withdrawals too soon, You may limit the value of the LWG II. For example, we no longer increase your Total Guaranteed Withdrawal Amount by the 7.25% Compounding Income Amount (6% Compounding Income Amount for Contracts issued in New York State) once You make your second withdrawal (first withdrawal for Contracts issued in New York State). However, if You delay taking withdrawals for too long, You may limit the number of years available for You to take withdrawals in the future (due to life expectancy) and You may be paying for a benefit You are not using.
•	At any time during the pay-in phase, You can elect to annuitize under current annuity rates in lieu of continuing the LWG II.
•	Annuitization may provide higher income amounts if the current income payment type rates applied to the adjusted Account Balance exceed the payments under the LWG II optional benefit. Also, income payments provided by annuitizing under current annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the LWG II optional benefit.
•	You have the option of receiving withdrawals under the LWG II or receiving payments under a pay-out option. You should consult with your registered representative when deciding how to receive income under this Contract. In making this decision, You should consider many factors, including the relative amount of current income provided by the two options, the potential ability to receive higher future payments through potential increases to the value of the LWG II, your potential need to make additional withdrawals in the future, and the relative values to You of the death benefits available prior to and after annuitization (See “Lifetime Withdrawal Guarantee and Annuitization” below).
Managing Your Withdrawals. It is important that You carefully manage your annual withdrawals. To retain the full guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. In other words, You should not take Excess Withdrawals. We do not include Withdrawal Charges for the purpose of calculating whether You have made an Excess Withdrawal. If You do take an Excess Withdrawal, we will recalculate the Total Guaranteed Withdrawal Amount and reduce the Annual Benefit Payment to the new Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (6% withdrawal rate if You make your first withdrawal on or after the date You reach age 76).
In addition, as noted above, if You take an Excess Withdrawal, we will reduce the Remaining Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Balance. These reductions in the Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount may be significant. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Account Balance to decline to zero. An Excess Withdrawal that reduces the Account Balance to zero will terminate the Contract.
If you take an Excess Withdrawal in a Contract Year, you may be able to reduce the impact of the Excess Withdrawal on your Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount by making two separate withdrawals (on different days) instead of a single withdrawal. The first withdrawal should be equal to your Annual Benefit Payment (or remaining Annual Benefit Payment if withdrawals have already occurred in the Contract Year); this withdrawal will not reduce your Total Guaranteed Withdrawal Amount (and Annual Benefit Payment) and it will reduce your Remaining Guaranteed Withdrawal Amount dollar-for-dollar by the amount of the withdrawal. The second withdrawal (on a subsequent day) should be for the amount in excess of the Annual Benefit Payment (or remaining Annual Benefit Payment); this withdrawal will reduce your Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Value. For an example of taking multiple withdrawals in this situation, see “A. Lifetime Withdrawal Guarantee — 2. When Withdrawals Do Exceed the Annual Benefit Payment — a. LWG II — Proportionate Reduction” under the heading “Examples of LWG I and II.”
You can always take Non-Excess Withdrawals. However, if You choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining

Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 5% of your Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount, You cannot withdraw 3% in one year and then withdraw 7% the next year without making an Excess Withdrawal in the second year.
Required Minimum Distributions. For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020). These required distributions may be larger than your Annual Benefit Payment. If You enroll in the automated required minimum distribution service, after the first Contract Year, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit Payment. You must be enrolled only in the automated required minimum distribution service to qualify for this increase in the Annual Benefit Payment. You may not be enrolled in any other Systematic Withdrawal Program. The frequency of your withdrawals must be annual. The automated required minimum distribution service is based on information relating to this Contract only. To enroll in the automated required minimum distribution service, please contact your Administrative Office.
Investment Allocation Restrictions. If You elect the LWG II, there are certain investment allocation restrictions. Please see “Appendix B — Investment Allocation Restrictions For Certain Optional Benefits” above.
Current Restrictions on Subsequent Purchase Payments. Subsequent purchase payments under the LWG II are restricted as described in “Portfolios — Restrictions on Subsequent Purchase Payments.”
Joint Life Version. Like the Single Life version of the LWG II, the Joint Life version must be elected at the time You purchase the Contract, and the Contract Owner (or oldest Joint Owner) must be age 85 or younger. Under the Joint Life version, when the Owner of the Contract dies (or when the first Joint Owner dies), the LWG II will automatically remain in effect only if the spouse is the primary Beneficiary and elects to continue the Contract under the spousal continuation provisions. This means that if You purchase the Joint Life version and subsequently get divorced, or your spouse is no longer the primary Beneficiary at the time of your death, he or she will not be eligible to receive payments under the LWG II. If the spouse is younger than age 59 1⁄2 when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. If the spouse is age 59 1⁄2 or older when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year for the remainder of his or her life. If the first withdrawal was taken before the Contract Owner died (or before the first Joint Owner died), the withdrawal rate upon continuation of the Contract and the LWG II rider by the spouse will be based on the age of the Contract Owner, oldest Joint Owner or youngest spouse (if the Joint Life version is elected in New York) at the time the first withdrawal was taken. In situations in which a trust is both the Owner and Beneficiary of the Contract, the Joint Life version of the benefit would not apply.
For Contracts issued in New York State, in order for You and your spouse to receive lifetime income, both You and your spouse must be at least age 59 1⁄2 at the time of the first withdrawal. Please note that a change of the primary Beneficiary will terminate the LWG II rider in New York State. The age at which the 6% Compounding Income Amount may begin to be applied to the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount is different for the Single Life and Joint Life versions of LWG II for Contracts issued in New York State (see “6% Compounding Income Amount” above.) In addition, the withdrawal rate for the Joint Life Version of LWG II may differ from the withdrawal rate for the Single Life Version for Contracts issued in New York State — (see “Annual Benefit Payment” above).
Cancellation and Guaranteed Principal Adjustment. You may elect to cancel the LWG Benefit II on the Contract Anniversary every five Contract Years for the first 15 Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the eligible Contract Anniversary in writing at your Administrative Office. The cancellation will take effect on receipt of your request. If cancelled, the LWG II will terminate, we will no longer deduct the LWG II charge and, the investment allocation restrictions described in “Appendix B — Investment Allocation Restrictions for Certain Optional Benefits” will no longer apply. The Contract, however, will continue.
If You cancel the LWG II on the fifteenth Contract Anniversary or any eligible Contract Anniversary thereafter, we will add a Guaranteed Principal Adjustment to your Account Balance (does not apply to Contracts issued in Washington State). The Guaranteed Principal Adjustment is intended to restore your initial investment in the Contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) – (b) where:
(a)	is purchase payments credited within 120 days of the date that we issued the Contract, reduced proportionately by the percentage reduction in Account Balance attributable to any partial withdrawals taken (including any applicable Withdrawal Charges), and
(b)	is the Account Balance on the date of cancellation.
The Guaranteed Principal Adjustment will be added to each applicable Division in the ratio the portion of the Account Balance in such Division bears to the total Account Balance in all Divisions. The Guaranteed Principal Adjustment will never be less than zero.
Only purchase payments made during the first 120 days that You hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract Owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase payments made after 120 days are added to your Account Balance and impact whether or not a benefit is due. Therefore, the LWG II may not be appropriate for You if You intend to make additional purchase payments after the 120 day period and are purchasing the LWG II for its Guaranteed Principal Adjustment feature.

Termination of the LWG II. The LWG II will terminate upon the earliest of:
(1)	The date of a full withdrawal of the Account Balance (a pro rata portion of the charge will be assessed; You are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of this optional benefit have been met);
(2)	The date the Account Balance is applied to a pay-out option (a pro rata portion of the charge for this benefit will be assessed);
(3)	The date there are insufficient amounts to deduct the LWG charge and your Contract is thereby terminated (whatever Account Balance is available will be applied to pay the charge and You are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of this optional benefit have been met, however You will have no other benefits under the Contract);
(4)	Death of the Contract Owner or Joint Contract Owner (or the Annuitant if the Owner is a non-natural person), except where the Contract is issued under the Joint Life version of the LWG II, the primary Beneficiary is the spouse, and the spouse elects to continue the Contract under the spousal continuation provisions of the Contract;
(5)	Change in Contract Owners or Joint Contract Owners or Annuitants (if the Contract Owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the charge for this benefit will be assessed, except for termination due to death);
(6)	The Deferred Annuity is terminated (a pro-rata portion of the charge will be assessed, except for termination due to death.)
(7)	Effective date of the cancellation of this benefit by the Contract Owner;
(8)	The date You assign your Contract (a pro-rata portion of the rider charge will be assessed), subject to our administrative procedures; or
(9)	For Contracts issued in New York State with the Joint Life Version, the effective date of a change of the primary Beneficiary (a pro-rata portion of the rider charge will be assessed), subject to our administrative procedures.
Under our current administrative procedures, we will waive the termination of the LWG II if You assign a portion of the Contract under the following limited circumstances. If the assignment is solely for your benefit on account of your direct transfer of the Account Balance under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.
Once the optional benefit is terminated, the LWG II charge will no longer be deducted and the LWG II investment allocation restrictions will no longer apply.
Additional Information. The LWG II may affect the death benefit available under your Contract. If the Owner or Joint Owner should die while the LWG II is in effect, an alternative death benefit amount will be calculated under the LWG II that can be taken in a lump sum. The LWG II death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals (deducted on a dollar-for-dollar basis). If this death benefit amount is greater than the death benefit provided by your Contract, and if You made no Excess Withdrawals, then this death benefit amount will be paid instead of the death benefit provided by the Contract. All other provisions of your Contract’s death benefit will apply.

Alternatively, the Beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. The surviving spouse’s withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). This death benefit will be paid instead of the applicable contractual death benefit or the alternative death benefit amount calculated under the LWG II as described above. Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary’s estate unless we have agreed to another payee in writing.
If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Code. If the Contract Owner (or the Annuitant, if the Contract Owner is not a natural person) dies prior to the “annuity starting date” (as defined under the Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.
We reserve the right to accelerate any payment in a lump sum that is less than $500 or to comply with requirements under the Code (including minimum distribution requirements for IRAs and other Contracts subject to Section 401(a)(9) of the Code and Non-Qualified Contracts subject to Section 72(s) of the Code). If You terminate the LWG II because (1) You make a total withdrawal of your Account Balance; (2) your Account Balance is insufficient to pay the LWG II charge; or (3) the Contract Owner dies, except where the Beneficiary or Joint Owner is the spouse of the Contract Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, You may not make additional purchase payments under the Contract.
Charges. For the LWG II the current charges are 1.25% of the Total Guaranteed Withdrawal Amount for the Single Life version and 1.50% for the Joint Life version. If an Automatic Annual Step-Up occurs we may increase the LWG II charge to the then current charge for the same optional benefit, but no more than a maximum of 1.60% for the Single Life version or 1.80% for the Joint Life version.
The charge is deducted for the prior Contract Year on the Contract Anniversary after applying any 7.25% Compounding Income Amount (6% Compounding Income Amount for Contracts issued in New York State) and prior to taking into account any Automatic Annual Step-Up occurring by withdrawing amounts on a pro rata basis from your Account Balance in the Fixed Account, Enhanced Dollar Cost Averaging Program balance and Account Balance in the Separate Account. We take amounts from the Separate Account by canceling accumulation units from your Account Balance in the Separate Account. The Fixed Account is not available with the C Class Deferred Annuity or in the State of New York if this optional benefit is selected.
Lifetime Withdrawal Guarantee and Annuitization. Since the annuity date at the time You purchase the Deferred Annuity is the later of age 90 of the Annuitant or 10 years after issue of your Deferred Annuity, You must make an election if You would like to extend your annuity date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If You elect to extend your annuity date to the latest date permitted, and that date is reached, your Deferred Annuity must be annuitized (see “Pay-Out Options (or Income Options)”), or You must make a complete withdrawal of your Account Balance. Annuitization may provide higher income amounts than the payments under the LWG II, depending on the applicable annuity rates and your Account Balance on the Annuity Date.

If You annuitize at the latest date permitted, You must elect one of the following options:
(1)	Annuitize the Account Balance under the Deferred Annuity’s pay-out option provisions;
(2)	If You took withdrawals before age 59 1⁄2, and therefore You are not eligible for lifetime withdrawals under the LWG II, elect to receive the Annual Benefit Payment paid each year until the Remaining Guaranteed Withdrawal Amount is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount to zero; or
(3)	If you are eligible for lifetime withdrawals under the LWG II, elect to receive the Annual Benefit Payment paid each year until your death (or the later of You and your spousal Beneficiary’s death for the Joint Life version). If You (or You and your spousal Beneficiary for the Joint Life version) die before the Remaining Guaranteed Withdrawal Amount is depleted, your Beneficiaries will continue to receive payments equal to the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount to zero.
If You do not select a pay-out option or elect to receive payments under the LWG II, we will annuitize your Deferred Annuity under the Lifetime Annuity with a 10-Year Guarantee Period income payment type. However, if we do, we will adjust your income payment or the pay-out option, if necessary, so your aggregate income payments will not be less than what You would have received under the LWG II.
Description of LWG I
In states where the LWG II was not approved, we offered (in states where approved) the LWG I. The LWG I is identical to LWG II, with except as described below.
Total Guaranteed Withdrawal Amount. The maximum Total Guaranteed Withdrawal Amount under the LWG I is $5,000,000. If You elect the LWG I and take an Excess Withdrawal, we will reduce the Total Guaranteed Withdrawal Amount by an amount equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal (if lower). On the other hand, if You elect the LWG II and take an Excess Withdrawal, we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Balance.
Remaining Guaranteed Withdrawal Amount. The maximum Remaining Total Guaranteed Withdrawal Amount under the LWG I is $5,000,000. If You elect the LWG I and take a withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount by the amount of each withdrawal regardless of whether it is an Excess or Non-Excess withdrawal. However, if the withdrawal is an Excess Withdrawal, then we will additionally reduce the Remaining Guaranteed Withdrawal Amount to equal the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal (if lower). On the other hand, if You elect the LWG II and take a withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount by the amount of each withdrawal for withdrawals that are Non-Excess Withdrawals and for Excess Withdrawals, we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Balance.
Compounding Income Amount. If You elect the LWG I on each Contract Anniversary until the earlier of: (a) the date of the first withdrawal from the Contract or (b) the tenth Contract Anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase. We take the Total Guaranteed Withdrawal Amount and the remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. On the other hand, if You elect the LWG II, on each Contract Anniversary until the earlier of: (a) the date of the second withdrawal from the Contract or (b) the tenth Contract Anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 7.25% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase. We take the Total Guaranteed Withdrawal Amount and the remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase.
Automatic Annual Step-Up. If an Automatic Annual Step-Up occurs under the LWG I, we may increase the LWG I charge to the charge applicable to current Contract purchases of the same optional benefit at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount. If your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, We currently will increase the optional benefit charge for the Single Life version to 0.80% of the Total Guaranteed Withdrawal Amount, and We will increase the optional benefit charge for the Joint Life version to 1.05% of the Total Guaranteed Withdrawal Amount, applicable after the Contract Anniversary on which the Automatic Annual Step-Up occurs. Automatic Annual Step-Ups may occur on each Contract Anniversary prior to the owner’s 86th birthday.
Annual Benefit Payment. Under the LWG I, the Annual Benefit Payment is set equal to the Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (there is no 6% withdrawal rate for taking later withdrawals).
Issue Ages. For Contracts issued in New York State, the following issue age requirements apply: (1) the Contract Owner or oldest joint Contract Owner (or Annuitant if the owner is a non-natural person) is at least 60 years old for the Single Life Version and (2) the Joint Life Version must be owned by joint Contract Owners who are spouses and both joint Contract Owners must be at least 63 years old. (Because of the requirement that the Contract be owned by joint Contract Owners, the Joint Life Version is only available for Non-Qualified Contracts).
Termination. Termination provision (8) under “Termination of the LWG II” does not apply to the LWG I optional benefit.
Investment Allocation Restrictions. If You elect the LWG I, You are limited to allocating your purchase payments and Account Balance among the Fixed Account and the following Divisions listed in “Appendix B — Investment Allocation Restrictions for Certain Optional Benefits.”
The Fixed Account is not available in New York State and Washington State with this optional benefit. You may elect to participate in the Enhanced Dollar Cost Averaging Program provided that your destination Divisions are one or more of the above listed investment choices.
Current Restrictions on Subsequent Purchase Payments. Subsequent purchase payments under the LWG I are restricted as described in “Portfolios — Restrictions on Subsequent Purchase Payments.”
Charges. The LWG I is available for an additional charge of 0.50% for the Single Life version and 0.70% for the Joint Life version of the Total Guaranteed Withdrawal Amount each Contract Anniversary, prior to taking into account any Automatic Annual Step-Up. As described above, this charge may change as a result of an Automatic Annual Step-Up. This charge is made by withdrawing amounts on a pro-rata basis from your Account Balance in the Fixed Account, Enhanced Dollar Cost Averaging Program balance and Account Balance in the Separate Account. We take amounts from the Separate Account by canceling Accumulation Units from your Account Balance in the Separate Account. (The Fixed Account is not available in the C Class Deferred Annuity purchased after April 30, 2003 or when available, a Deferred Annuity issued in New York State and Washington State with this optional benefit.)

Examples of LWG I and II
The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Divisions chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges and applicable income taxes and penalties. The Lifetime Withdrawal Guarantees do not guarantee an Account Balance or minimum investment return for any Division. The Remaining Guaranteed Withdrawal Amount cannot be taken as a lump sum.
A.	LWG
1.	When Withdrawals Do Not Exceed the Annual Benefit Payment
Assume that a Contract had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 × 5%).
Assume that $5,000 is withdrawn each year, beginning before the Contract Owner attains age 59 1⁄2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Guaranteed Total Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the Account Balance is reduced to zero.
If the first withdrawal is taken after age 59 1⁄2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the Contract Owner’s lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Account Balance are reduced to zero. (Under the LWG II, if the Contract Owner makes the first withdrawal at or after age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment is $6,000.)
2.	When Withdrawals Do Exceed the Annual Benefit Payment

a.	LWG II — Proportionate Reduction
Assume that a Contract had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 × 5%). (If the Contract Owner makes the first withdrawal on or after the date he or she reaches age 76, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract Owner makes the first withdrawal before he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)
Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Account Balance was further reduced to $80,000 at year two due to poor market performance. If You withdrew $10,000 at this time, your Account Balance would be reduced to $80,000 – $10,000 = $70,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000, there would be a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction is equal to the entire withdrawal ($10,000) divided by the Account Balance before the withdrawal ($80,000), or 12.5%. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be $83,125 ($95,000 reduced by 12.5%). This new Remaining Guaranteed Withdrawal Amount of $83,125 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would be reduced to $87,500 ($100,000 reduced by 12.5%). The Annual Benefit Payment would be set equal to 5% × $87,500 = $4,375.
(Assume instead that You withdrew $10,000 during year two in two separate withdrawals of $4,000 and $6,000. Since the first withdrawal of $4,000 did not exceed the Annual Benefit Payment of $5,000, there would be no proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount at the time of that withdrawal. The second withdrawal ($6,000), however, results in cumulative withdrawals of $10,000 during year two and causes a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction would be equal to the entire amount of the second withdrawal ($6,000) divided by the Account Balance before that withdrawal.)
b.	LWG I — Reduction to Account Balance
Assume that a Contract with the LWG I had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 × 5%).
Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Account Balance was further reduced to $75,000 at year two due to poor market performance. If You withdrew $10,000 at this time, your Account Balance would be reduced to $75,000 – $10,000 = $65,000. Your Remaining Guaranteed Withdrawal Amount would be reduced to $95,000 – $10,000 = $85,000. Since the withdrawal of $ 10,000 exceeded the Annual Benefit Payment of $5,000 and the resulting Remaining Guaranteed Withdrawal Amount would be greater than the resulting Account Balance, there would be an additional reduction to the Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be set equal to the Account Balance after the withdrawal ($65,000). This new Remaining Guaranteed Withdrawal Amount of $65,000 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would also be reduced to $65,000. The Annual Benefit Payment would be set equal to 5% × $65,000 = $3,250.
B.	LWG — Compounding Income Amount (for all states except New York)

Assume that a Contract with LWG II had an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 × 5%). (If the Contract Owner makes the first withdrawal on or after the date he or she reaches age 76, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract Owner makes the first withdrawal before he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)
The Total Guaranteed Withdrawal Amount will increase by 7.25% of the Total Guaranteed Withdrawal Amount on each Contract Anniversary until the earlier of the second withdrawal or the 10th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.
If the second withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 × 5%).
If the second withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $107,250 ($100,000 × 107.25%), and the Annual Benefit Payment would increase to $5,362 ($107,250 × 5%).
If the second withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $115,025 ($105,000 × 107.25%), and the Annual Benefit Payment would increase to $5,751 ($115,025 × 5%).
If the second withdrawal is taken after the 10th Contract Year then the Total Guaranteed Withdrawal Amount would increase to $201,360 (the initial $100,000, increased by 7.25% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $10,068 ($201,360 × 5%).
(In contrast to the LWG II, the LWG I has a 5% Compounding Income Amount and the Total Guaranteed Withdrawal Amount is increased by 5% on each Contract Anniversary until the earlier of the date of the first withdrawal or the tenth Contract Anniversary.)

C.	LWG — Automatic Annual Step-Ups and 7.25% Compounding Amount (No Withdrawals)
Assume that a Contract with LWG II had an initial purchase payment of $100,000. Assume that no withdrawals are taken.
At the first Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $107,250 ($100,000 increased by 7.25%, compounded annually). Assume the Account Balance has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $107,250 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 × 5%).
At the second Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $117,975 ($110,000 increased by 7.25%, compounded annually). Assume the Account Balance has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $117,975 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 × 5%).
Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 7.25%, compounded annually, from the second Contract Anniversary through the ninth Contract Anniversary, and at that point would be equal to $195,867. Assume that during these Contract years the Account Balance does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Balance at the ninth Contract Anniversary has increased to $200,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $195,867 to $200,000 and reset the Annual Benefit Payment to $10,000 ($200,000 × 5%).
At the 10th Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $214,500 ($200,000 increased by 7.25%, compounded annually). Assume the Account

Balance is less than $214,500. There is no Automatic Annual Step-Up since the Account Balance is below the Total Guaranteed Withdrawal Amount; however, due to the 7.25% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $10,725 ($214,500 × 5%).
D.	For Contracts Issued in New York State: LWG — Compounding Income Amount
Assume that a Contract Owner, age 63 at issue, elected the Single Life version of the LWG II and made an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 × 5%). (If the Contract Owner makes the first withdrawal on or after the Contract Anniversary following the date he or she reaches age 76, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract Owner makes the first withdrawal before the Contract Anniversary following the date he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)
The Total Guaranteed Withdrawal Amount will increase by 6% of the previous year’s Total Guaranteed Withdrawal Amount on each Contract Anniversary until the earlier of the first withdrawal or the 5th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.
If the first withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 × 5%).
If the first withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $106,000 ($100,000 × 106%), and the Annual Benefit Payment would increase to $5,300 ($106,000 × 5%).
If the first withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $112,360 ($106,000 × 106%), and the Annual Benefit Payment would increase to $5,618 ($112,360 × 5%).

If the first withdrawal is taken after the 5th Contract Year then the Total Guaranteed Withdrawal Amount would increase to $133,822 (the initial $100,000, increased by 6% per year, compounded annually for 5 years), and the Annual Benefit Payment would increase to $6,691 ($133,822 × 5%).
E.	For Contracts Issued in New York State: LWG — Automatic Annual Step-Ups and 6% Compounding Income Amount (No Withdrawals)
Assume that a Contract Owner, age 63 at issue, elected the Single Life version of LWG II and made an initial purchase payment of $100,000. Assume that no withdrawals are taken.
At the first Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $106,000 ($100,000 increased by 6%, compounded annually). Assume the Account Balance has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $106,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 × 5%).
At the second Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $116,600 ($110,000 increased by 6%, compounded annually). Assume the Account Balance has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $116,600 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 × 5%).
Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 6%, compounded annually, from the second Contract Anniversary through the fourth Contract Anniversary, and at that point would be equal to $134,832. Assume that during these Contract years the Account Balance does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Balance at the fourth Contract Anniversary has increased to $150,000 due to good market performance. The Automatic Annual

Step-Up will increase the Total Guaranteed Withdrawal Amount from $134,832 to $150,000 and reset the Annual Benefit Payment to $7,500 ($150,000 × 5%).
At the 5th Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $159,000 ($150,000 increased by 6%, compounded annually). Assume the Account Balance is less than $159,000. There is no Automatic Annual Step-Up since the Account Balance is below the Total Guaranteed Withdrawal Amount; however, due to the 6% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $7,950 ($159,000 × 5%).
Description of Enhanced GWB
Benefit Base. The Guaranteed Withdrawal Amount is the maximum total amount of money that You are guaranteed to receive over time under the Enhanced GWB. At issue, the Guaranteed Withdrawal Amount and the Benefit Base are both equal to your initial purchase payment plus the GWB Bonus. At any subsequent point in time, the Benefit Base is the remaining amount of money that You are guaranteed to receive through withdrawals under the Enhanced GWB. Your Benefit Base will change with each purchase payment, or as the result of an Optional Reset. Also, each withdrawal will reduce your Benefit Base. If negative investment performance reduces your Account Balance below the Benefit Base, You are still guaranteed to be able to withdraw the entire amount of your Benefit Base.
The Benefit Base is equal to:
•	Your initial purchase payment, increased by the 5% GWB Bonus;
•	Increased by each subsequent purchase payment, and by the 5% GWB Bonus;
•	Reduced dollar for dollar by withdrawals, which are withdrawals (including any applicable Withdrawal Charge) and amounts applied to an income option (currently, You may not apply amounts less than your entire Account Balance to an annuity option); and
•	If any withdrawal from your Contract is not payable to the Contract Owner or the Contract Owner’s bank account (or to the Annuitant or the Annuitant’s bank account, if the Owner is a non-natural person), or results in cumulative withdrawals for the current Contract Year exceeding the Annual Benefit Payment, and the resulting Benefit Base exceeds the Account Balance, an additional reduction in the Benefit Base will be made. This additional reduction will be equal to the difference between the Benefit Base and your Account Balance, after the decrease for withdrawals. The Benefit Base will also be reset as a result of an Optional Reset as described below.
Annual Benefit Payment. The Annual Benefit Payment is the maximum amount of your Benefit Base You may withdraw each Contract Year without adversely impacting the amount guaranteed to be available to You through withdrawals over time. The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the GWB withdrawal rate (7%). The Annual Benefit Payment is reset after each subsequent purchase payment to the greater of: (1) the Annual Benefit Payment before the subsequent purchase payment, and (2) the GWB withdrawal rate multiplied by the Benefit Base after the subsequent purchase payment. The Annual Benefit Payment will also be reset as a result of an Optional Reset as described below. You can continue to receive annual withdrawals in an amount equal to or less than your Annual Benefit Payment until your Benefit Base is depleted.
Managing Your Withdrawals. It is important that You carefully manage your annual withdrawals. To retain the guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. We refer to withdrawals during a Contract Year that exceed the Annual Benefit Payment as Excess Withdrawals. We do not include Withdrawal Charges for the purpose of calculating whether You have taken an Excess Withdrawal. You should not take Excess Withdrawals. If You do take an Excess Withdrawal, or if a withdrawal is not payable to the Contract Owner or the Contract Owner’s bank account (or to the Annuitant or the Annuitant’s bank account, if the Owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced. This reduction may be significant. The new Annual Benefit Payment will equal the lower of (1) the Annual Benefit Payment before the withdrawal and (2) your Account Balance after the reduction for the withdrawal (including any applicable Withdrawal Charge) multiplied by the GWB withdrawal rate. Because the GWB charge is assessed as a percentage of the Guaranteed Withdrawal Amount, any decrease of the Annual Benefit Payment caused by an Excess Withdrawal results in an increase in the cost of the benefit relative to the benefits You will receive.
You can always take annual withdrawals less than the Annual Benefit Payment. However, if You choose to receive only a part of, or none of, your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Benefit Base and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 7% of your Benefit Base and You withdraw only 4% one year, You cannot then withdraw 10% the next year without exceeding your Annual Benefit Payment.
All withdrawals are subject to applicable early Withdrawal Charges and taxes.
Required Minimum Distributions. For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020). These required distributions may be larger than your Annual Benefit Payment. If You enroll in the automated required minimum distribution service, after the first Contract Year, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit Payment. You must be enrolled in the automated required minimum distribution service to qualify for this increase in the Annual Benefit Payment. The frequency of your withdrawals must be annual. The automated required minimum distribution service is based on information relating to this Contract only. To enroll in the automated required minimum distribution service, please contact your Administrative Office.
Guaranteed Withdrawal Amount. We assess the GWB charge as a percentage of the Guaranteed Withdrawal Amount, which is initially set at an amount equal to your initial purchase payment plus the GWB Bonus. The Guaranteed Withdrawal Amount may increase with subsequent purchase payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of: (1) the Guaranteed Withdrawal Amount before the purchase payment and (2) the Benefit Base after the purchase payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will also be reset as a result of an Optional Reset as described below. If your Guaranteed Withdrawal Amount increases, the amount of the Enhanced GWB charge we deduct will increase because the charge is a percentage of your Guaranteed Withdrawal Amount.
Optional Reset. At any Contract Anniversary prior to the 86th birthday of the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) You may elect an Optional Reset. The purpose of an Optional Reset is to “lock-in” a higher Benefit Base, which may increase the amount of the Annual Benefit Payment and lengthen the period of time over which these withdrawals can be taken. We reserve the right to prohibit an Optional Reset election if we no longer offer this benefit.
An Optional Reset will:
•	Reset your Guaranteed Withdrawal Amount and Benefit Base equal to the Account Balance on the date of the reset;
•	Reset your Annual Benefit Payment equal to the Account Balance on the date of the reset multiplied by the GWB withdrawal rate (7%); and

•	Reset the Enhanced GWB charge equal to the then current level we charge for the same benefit at the time of the reset, up to the maximum charge of 1.00%.
You may elect either a one-time Optional Reset or Automatic Annual Resets. A one-time Optional Reset is permitted only if: (1) your Account Balance is larger than the Benefit Base immediately before the reset, and (2) the reset occurs prior to the 86th birthday of the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person).
For Contracts issued prior to July 16, 2007, you may elect an Optional Reset beginning with the third Contract Anniversary (as long as it is prior to the owner's 86th birthday) and at any subsequent Contract Anniversary prior to the owner's 86th birthday as long as it has been at least three years since the last Optional Reset. Automatic Annual Resets are not available.
We must receive your request for a one-time Optional Reset in accordance with our administrative procedures (currently we require You to submit your request in writing) before the applicable Contract Anniversary. The Optional Reset will take effect on the next Contract Anniversary following our receipt of your written request.
If You elect Automatic Annual Resets, a reset will occur automatically on any Contract Anniversary if: (1) your Account Balance is larger than the Guaranteed Withdrawal Amount immediately before the reset, and (2) the Contract Anniversary is prior to the 86th birthday of the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person). The same conditions will apply to each Automatic Annual Reset.
In the event that the charge applicable to Contract purchases at the time of the Automatic Annual Reset is higher than your current Enhanced GWB rider charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Reset. You may discontinue Automatic Annual Resets by notifying us in writing (or by any other method acceptable to us), prior to the Contract Anniversary on which a reset may otherwise occur. If You discontinue the Automatic Annual Resets, no reset will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Resets, the Enhanced GWB rider (and the rider charge) will continue, and You may choose to elect a one-time Optional Reset or reinstate Automatic Annual Resets.)
It is possible to elect a one-time Optional Reset when the Account Balance is larger than the Benefit Base but smaller than the Guaranteed Withdrawal Amount. (By contrast, an Automatic Annual Reset will never occur if the Account Balance is smaller than the Guaranteed Withdrawal Amount.) If You elect a one-time Optional Reset when the Account Balance before the reset was less than the Guaranteed Withdrawal Amount, You would lock in a higher Benefit Base which would increase the total amount You are guaranteed to receive through withdrawals under the Enhanced GWB rider, and extend the period of time over which You could make those withdrawals. However, You would also decrease the Annual Benefit Payment and the Guaranteed Withdrawal Amount. You should consider electing a one-time Optional Reset when your Account Balance is smaller than the Guaranteed Withdrawal Amount only if You are willing to accept the decrease in the Annual Benefit Payment and Guaranteed Withdrawal Amount in return for locking in the higher Benefit Base. Otherwise, You should only elect a one-time Optional Reset when your Account Balance is larger than the Guaranteed Withdrawal Amount.
Any benefit of a one-time Optional Reset or Automatic Annual Reset also depends on the current Enhanced GWB rider charge. If the current charge in effect at the time of the reset is higher than the charge You are paying, it may not be beneficial to elect a reset because we will begin applying the higher current charge at the time of the reset (even if a one-time Optional Reset results in a decrease of your Annual Benefit Payment and/or your Guaranteed Withdrawal Amount).

Withdrawal Charge. We will apply a Withdrawal Charge to withdrawals from purchase payments of up to 7% of purchase payments taken in the first seven years following receipt of the applicable purchase payment.
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1⁄2, a 10% Federal tax penalty may apply.
Cancellation of the Enhanced GWB. You may elect to cancel the Enhanced GWB in accordance with our administrative procedures (currently we require You to submit your cancellation request in writing to our Administrative Office) during the 90-day period following your fifth Contract Anniversary. Such cancellation will take effect upon our receipt of your request. If You cancel the Enhanced GWB, You may not re-elect it. Upon cancellation, the Enhanced GWB charge will no longer apply. The Contract, however, will continue.
Termination of the Enhanced GWB. The Enhanced GWB will terminate upon the earliest of:
(1)	the date You make a full withdrawal of your Account Balance (a pro rata portion of the charge will apply) (You are still eligible to receive annual payments until the Benefit Base declines to zero, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the optional benefit have been met.);
(2)	the date You apply all of your Account Balance to a pay-out option (a pro rata portion of the charge will apply);
(3)	the date there are insufficient amounts to deduct the Enhanced GWB charge from your Account Balance (whatever Account Balance is available will be applied to pay the annual Enhanced GWB benefit charge) (You are still eligible to receive annual payments until the Benefit Base declines to zero, provided your withdrawals did not exceed the Annual Benefit Payment and the provisions and conditions of the rider have been met.);
(4)	the date we receive due proof of the Owner’s death and a Beneficiary claim form, except where the Beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, or the Annuitant dies if the Owner is a non-natural person; note: (a) if the spouse elects to continue the Contract (so long as the spouse is less than 85 years old and the Enhanced GWB is in effect at the time of continuation), all terms and conditions of the Enhanced GWB will apply to the surviving spouse; and (b) we will not terminate the benefit until we receive both due proof of the Owner’s death and a Beneficiary claim form (from certain Beneficiaries, such as a trust, we may require additional information, such as the trust document), which means we will continue to deduct the Enhanced GWB charge until we receive this information;
(5)	the effective date of cancellation of the rider;
(6)	a change of the Contract Owner or Joint Contract Owner (or the Annuitant if the Contract Owner is a non-natural person) for any reason (currently we follow our administrative procedures regarding termination for a change of Contract Owner or Joint Contract Owner or Annuitant, if a non-natural person owns the Contract) (a pro rata portion of the charge will apply); or
(7)	the termination of the Deferred Annuity (a pro rata portion of the charge will apply).
Additional Information. If You take a full withdrawal of your Account Balance and the withdrawal does not exceed the Annual Benefit Payment, or your Account Balance is reduced to zero because You do not have a sufficient Account Balance to pay the Enhanced GWB charge and your Benefit Base after the withdrawal is greater than zero, we will commence making payments to the Owner or Joint Owner (or to the Annuitant if the Owner is a non-natural person) on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. Your withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than

$500 (see below). The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Code. If You or the Joint Owner (or the Annuitant if the Owner is a non-natural person) should die while these payments are being made, your Beneficiary will receive these payments. No other death benefit will be paid.
If the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person) should die while the Enhanced GWB is in effect, your Beneficiary may elect to receive the Benefit Base as a death benefit in lieu of any other contractual death benefits. Otherwise, the provisions of those death benefits will determine the amount of the death benefit and no benefit will be payable under the Enhanced GWB.
If the Beneficiary elects the Benefit Base as a death benefit, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed-upon frequency, but no less frequently than annually) until the Benefit Base is exhausted. Except as may be required by the Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary’s estate unless we have agreed to another payee in writing. If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Code. If the Owner (or the Annuitant, if the Owner is not a natural person) dies prior to the “annuity starting date” (as defined under the Code and regulations thereunder), the period over which the Benefit Base is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Benefit Base must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.
We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Code (including minimum distribution requirements for IRAs and other Contracts subject to Section 401(a)(9) of the Code and Non-Qualified Contracts subject to Section 72(s) of the Code). If You terminate the Enhanced GWB because (1) You make a total withdrawal of your Account Balance; (2) your Account Balance is insufficient to pay the Enhanced GWB charge; or (3) the Contract Owner or Joint Owner (or the Annuitant, if the Owner is a non-natural person) dies, except where the Beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, You may not make additional purchase payments under the Contract.
Current Restrictions on Subsequent Purchase Payments. Subsequent purchase payments under the Enhanced GWB are restricted as described in “Portfolios — Restrictions on Subsequent Purchase Payments.”
The Enhanced GWB and Annuitization. Since the annuity date at the time You purchase the Deferred Annuity is the later of age 90 of the Annuitant or 10 years after issue of your Deferred Annuity, You must make an election if You would like to extend your annuity date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If You elect to extend your annuity date to the latest date permitted, and that date is reached, your Deferred Annuity must be annuitized (see “Pay-Out Options (or Income Options)”), or You must make a complete withdrawal of your Account Balance. If You annuitize at the latest date permitted, You must elect one of the following options:
(1)	Annuitize the Account Balance under the Deferred Annuity’s pay-out option provisions; or
(2)	Elect to receive the Annual Benefit Payment under the Enhanced GWB paid each year until the Benefit Base is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Benefit Base to zero.
If You do not select a pay-out option or elect to receive payments under the Enhanced GWB, we will annuitize your Deferred Annuity under the Lifetime Annuity with a 10-Year Guarantee Period income payment type. However, if we do, we will adjust your income payment or the pay-out option, if necessary, so your aggregate income payments will not be less than what You would have received under the Enhanced GWB.
Charges. The Enhanced GWB is available for an additional charge of 0.55% of the Guaranteed Withdrawal Amount each Contract Anniversary, prior to taking into account any Optional Reset. As described above, this charge may change as a result of an Optional Reset. We will not continue to assess the charge if your Benefit Base equals zero. The charge is made by withdrawing amounts on a pro-rata basis from your Account Balance in the Fixed Account, Enhanced Dollar Cost Averaging Program balance and Account Balance in the Separate Account. We take amounts from the Separate Account by canceling accumulation units from your Account Balance in the Separate Account. (The Fixed Account is not available in the C Class Deferred Annuity purchased after April 30, 2003 or a Deferred Annuity issued in New York State and Washington State with this optional benefit. The Enhanced Dollar Cost Averaging Program is not available in the C and Bonus Class Deferred Annuity.)
Examples
The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Divisions chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges and applicable income taxes and penalties.
A.	How Withdrawals Affect the Benefit Base
1.	An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. ($100,000 × 5%). Assume that the Account Balance grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $105,000 – $10,000 = $95,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Balance of $100,000 exceeds the Benefit Base of $95,000, no further reduction to the Benefit Base is made.
2.	An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. Assume that the Account Balance shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $95,000 and the Account Balance would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Balance of $80,000 is less than the Benefit Base of $95,000, a further reduction of the $15,000 difference is made, bringing the Benefit Base to $80,000.
B.	How Withdrawals and Subsequent Purchase Payments Affect the Annual Benefit Payment
An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If $7,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $70,000. If a subsequent purchase payment of $10,000 were made the next day, the Benefit Base would be increased to $70,000 + $10,000 + (5% × $10,000) = $80,500. The Annual Benefit Payment would be reset to the greater of a) $7,350 (the Annual Benefit Payment before the second purchase payment) and b) $5,635 (7% multiplied by the Benefit Base after the second purchase payment). In this case, the Annual Benefit Payment would remain at $7,350.
C.	How Withdrawals Affect the Annual Benefit Payment
1.	An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the Account Balance by an additional $1,000, the Account Balance would be reduced to $100,000 – $9,000 – $1,000 = $90,000. Since the withdrawal of $9,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350

(the Annual Benefit Payment before the withdrawal) and b) $6,300 (7% multiplied by the Account Balance after the withdrawal). In this case the Annual Benefit Payment would be reset to $6,300.
2.	An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $10,000 was made two years later after the Account Balance had increased to $150,000, the Account Balance would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $9,800 (7% multiplied by the Account Balance after the withdrawal). In this case the Annual Benefit Payment would remain at $7,350.
D.	How Withdrawals and Subsequent Purchase Payments Affect the Guaranteed Withdrawal Amount
An initial purchase payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $105,000. Assume that over the next five years, withdrawals reduced the Benefit Base to $70,000. If a subsequent purchase payment of $10,000 was made, the Benefit Base would be increased to $70,000 + $10,000 + (5% × $10,000) = $80,500. The Guaranteed Withdrawal Amount would be reset to the greater of a) $105,000 (the Guaranteed Withdrawal Amount before the second purchase payment) and b) $80,500 (the Benefit Base after the second purchase payment). In this case, the Guaranteed Withdrawal Amount would remain at $105,000.
E.	Putting It All Together
1.	When Withdrawals Do Not Exceed the Annual Benefit Payment
An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year and assume that the Account Balance was further reduced to $50,000 at year four due to poor market performance. If You withdrew $7,350 at this time, your Account Balance would be reduced to $50,000 – $7,350 = $42,650. Your Benefit Base would be reduced to $82,950 – $7,350 = $75,600. Since the withdrawal of $7,350 did not exceed the Annual Benefit Payment, there would be no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount would remain at $105,000 and the Annual Benefit Payment would remain at $7,350.

2.	When Withdrawals Do Exceed the Annual Benefit Payment
An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year. Assume the Account Balance was further reduced to $50,000 at year four due to poor market performance. If You withdrew $10,000 at this time, your Account Balance would be reduced to $50,000 – $10,000 = $40,000. Your Benefit Base would be reduced to $82,950 – $10,000 = $72,950. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350 and the resulting Benefit Base would be greater than the resulting Account Balance, there would be an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the Account Balance after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $7,350 and 7% × $40,000 = $2,800. The Guaranteed Withdrawal Amount would remain at $105,000, but this amount now no longer would be guaranteed to be received over time. The new Benefit Base of $40,000 would be now the amount guaranteed to be available to be withdrawn over time.
F.	Annual Benefit Payment Continuing When Account Balance Reaches Zero
An initial purchase payment is made of $100,000. The initial Account Balance would be $100,000, the initial Benefit Base would be $105,000 and the Annual Benefit Payment would be $7,350 ($105,000 × 7%).
Assume that the Benefit Base was reduced to $31,500 due to 10 years of withdrawing $7,350 each year. Assume that the Account Balance was further reduced to $0 at year 11 due to poor market performance. We would commence making payments to You (equal on an annual basis, to the Annual Benefit Payment) until the Benefit Base is exhausted.
In this situation (assuming there are monthly payments), there would be 51 payments of $612.50 and a final payment of $262.50, which, in sum, would deplete the $31,500 Benefit Base. The total amount withdrawn over the life of the Contract would then be $105,000.
G.	How the Optional Reset Works if Elected on the 3rd Contract Anniversary (may be elected prior to age 86)

Assume that a Contract had an initial purchase payment of $100,000 and the fee is .55%. The initial Account Balance would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.
The Account Balance on the third Contract Anniversary grew due to market performance to $148,350. Assume the fee remains at .55%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at .55%, the Guaranteed Withdrawal Amount and the Benefit Base would be reset to $148,350, and the Annual Benefit Payment would become 7% × $148,350 = $10,385.
The Account Balance on the sixth Contract Anniversary grew due to market performance to $179,859. Assume the fee has been increased to .60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would increase to .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $179,859, and the Annual Benefit Payment would become 7% × $179,859 = $12,590.
The Account Balance on the ninth Contract Anniversary grew due to market performance to $282,582. Assume the fee is still .60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $282,582, and the Annual Benefit Payment would become 7% × $282,582= $19,781.
The period of time over which the Annual Benefit Payment may be taken would be lengthened.
H.	How an Optional Reset May Increase the Benefit Base While Decreasing the Guaranteed Withdrawal Amount and Annual Benefit Payment

Assume that a Contract had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.
Assume that the Benefit Base is reduced to $70,000 due to 5 years of withdrawing $7,000 each year, but also assume that, due to positive market performance, the Account Balance at the end of 5 years is $80,000. If a one-time Optional Reset is elected, the Benefit Base would be reset from $70,000 to $80,000, the Guaranteed Withdrawal Amount would be reduced from $105,000 to $80,000, and the Annual Benefit Payment would be reduced from $7,350 to $5,600 ($80,000 × 7%). (If You elect Automatic Annual Resets, a reset will not occur if the Account Balance is lower than the Guaranteed Withdrawal Amount.)
Under these circumstances, the one-time Optional Reset increases the Benefit Base (the remaining amount of money You are guaranteed to receive) by $10,000, but also reduces the Annual Benefit Payment, thereby lengthening the period of time over which You will receive the money. This Optional Reset also reduces the Guaranteed Withdrawal Amount, against which the benefit charge is calculated. If the benefit charge rate does not increase in connection with the Optional Reset, the reduced Guaranteed Withdrawal Amount will result in a reduction in the amount of the annual benefit charge.
Description of the GWB I
The GWB I is no longer available for sale. The GWB I is the same as the Enhanced GWB described above with the following differences: (1) there is no favorable treatment of required minimum distributions; (2) the GWB charge continues even if your Benefit Base equals zero; (3) You may only elect the Optional Reset once every five Contract years instead of every Contract Year; (4) the GWB I charge is 0.50% and the maximum GWB I charge upon an Optional Reset is 0.95%; (5) You do not have the ability to cancel the benefit following your fifth Contract Anniversary; and (6) we include Withdrawal Charges for the purposes of determining whether your annual withdrawals exceeded your Annual Benefit Payment.
By endorsement, the GWB I has been enhanced so that items (1) and (2) above no longer apply and the interval between Optional Resets in item (3) has been decreased to every three Contract Years. You may now elect an Optional Reset under the GWB I starting with the third Contract Anniversary (as long as it is prior to the Owner’s 86th birthday), and You may elect an Optional Reset at any subsequent Contract Anniversary prior to the Owner’s 86th birthday, as long as it has been at least three years since the last Optional Reset. Automatic annual resets are not available.
Current Restrictions on Subsequent Purchase Payments. Subsequent purchase payments under the GWB I are restricted as described in “Portfolios — Restrictions on Subsequent Purchase Payments.”
GMAB
The GMAB guarantees that your Account Balance will not be less than a minimum amount at the end of a specified number of years (the “Maturity Date”). If your Account Balance is less than the minimum guaranteed amount at the Maturity Date, we will apply an additional amount to increase your Account Balance so that it is equal to the guaranteed amount. This benefit is intended to protect You against poor investment performance during the accumulation or “pay-in” phase of your Deferred Annuity.
The GMAB is no longer available for sale.
If You have elected the GMAB, we require You to allocate your purchase payments and all of your Account Balance to one of the asset allocation Divisions listed in the table below. You may also allocate purchase payments to the

Enhanced Dollar Cost Averaging Program, if available, provided that any amounts transferred from the program to a Division must be transferred to the one Division You have chosen. The Fixed Account is not available. No transfers are permitted while this optional benefit is in effect. The asset allocation Division You choose will determine the percentage of purchase payments that equal the guaranteed amount. The asset allocation Divisions available, if You choose the GMAB, and the percentage of purchase payments that determine the guaranteed amount and the number of years to the Maturity Date for each, are:
Division*	Guaranteed Amount (% of Purchase Payments)	Years to Maturity Date
Brighthouse Asset Allocation 20 Division	130%	10 years
Brighthouse Asset Allocation 40 Division	120%	10 years
Brighthouse Asset Allocation 60 Division	110%	10 years
*	You can learn more about these Divisions in “Appendix A — Portfolio Companies Available Under the Contract.”
You may elect the GMAB when You purchase the Deferred Annuity through age 80. You may not have this benefit and another living benefit or the EDB I in effect at the same time.
Benefit Description. The GMAB guarantees that at the Maturity Date, your Account Balance will at least be equal to a percentage of the purchase payments You made during the first 120 days that You held the Deferred Annuity (the “Eligibility Period”), less reductions for any withdrawals (and related Withdrawal Charges) that You made at any time before the Maturity Date. The percentage of purchase payments made that determines the guaranteed amount range from 110% to 130%, depending on the asset allocation Division You selected. This guaranteed amount is the “Guaranteed Accumulation Amount.” The Guaranteed Accumulation Amount is used only to determine the amount of any benefit payable under the GMAB and the amount of the annual charge for the GMAB. There is a maximum Guaranteed Accumulation Amount (currently $5 million). Purchase payments made after this maximum Guaranteed Accumulation Amount is reached will not increase the Guaranteed Accumulation Amount above the maximum. However, if You make a withdrawal during the GMAB Eligibility Period that reduces the Guaranteed Accumulation Amount below the maximum, then purchase payments made after the withdrawal and during the Eligibility Period will increase the Guaranteed Accumulation Amount until it reaches the maximum. Only purchase payments made during the first 120 days that You hold the Deferred Annuity are taken into consideration in determining the Guaranteed Accumulation Amount. Contract Owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Accumulation Amount. Purchase payments made after 120 days are added to your Account Balance and impact whether or not a benefit is due under the GMAB at the Maturity Date.
At issue, the Guaranteed Accumulation Amount is equal to a percentage of your initial purchase payment. Subsequent purchase payments made during the Eligibility Period increase the Guaranteed Accumulation Amount by the target percentage of the asset allocation Division You have selected. When You make a withdrawal, the Guaranteed Accumulation Amount is reduced in the same proportion that the amount of the withdrawal (including any related Withdrawal Charge) bears to the Account Balance. Purchase payment credits (i.e., bonus payments) are not considered to be purchase payments in the calculation of the Guaranteed Accumulation Amount.
The Guaranteed Accumulation Amount does not represent an amount of money available for withdrawal and is used to calculate any benefits under the Contract prior to the Maturity Date.
Example:

Assume your Account Balance is $100,000 and your Guaranteed Accumulation Amount is $120,000, prior to making a $10,000 withdrawal from the Deferred Annuity. The withdrawal amount is 10% of the Account Balance. Therefore, after the withdrawal, your Account Balance would be $90,000 and your Guaranteed Accumulation Amount would be $108,000 (90% of $120,000).
At the Maturity Date, after deduction of the annual charge for the GMAB, we will compare your Account Balance to the Guaranteed Accumulation Amount. If the Account Balance is less than the Guaranteed Accumulation Amount, we will contribute to your Account Balance the amount needed to make it equal the Guaranteed Accumulation Amount. (This added amount is the “Guaranteed Accumulation Payment.”) The Guaranteed Accumulation Payment is allocated entirely to the Division You have selected. (No portion of the Guaranteed Accumulation Payment is allocated to the Enhanced Dollar Cost Averaging Program.)
If your Account Balance is greater than or equal to the Guaranteed Accumulation Amount at the Maturity Date, then no Guaranteed Accumulation Payment will be paid into your Account Balance. The GMAB terminates at the Maturity Date. We no longer assess the charge after that date, and the related investment requirements and restrictions will no longer apply.
If your Account Balance is reduced to zero for any reason other than a full withdrawal of the Account Balance or application of your Account Balance to a pay-out option prior to the Maturity Date, but your Deferred Annuity has a positive Guaranteed Accumulation Amount remaining, the Deferred Annuity and the GMAB will remain in force. No charge for the GMAB will be deducted or accrue while there is an insufficient Account Balance to cover the deductions for the charge. At the Maturity Date, the Guaranteed Accumulation Payment will be paid into the Account Balance.
Purchase payments made after the 120 day Eligibility Period may have a significant impact on whether or not a Guaranteed Accumulation Payment is due at the Maturity Date. Even if the purchase payments You made during the 120 day Eligibility Period lose significant value, if the Account Balance, which includes all purchase payments, is equal to or greater than the target percentage amount of your purchase payments made during the first 120 day period (depending on which asset allocation investment You have selected), then no Guaranteed Accumulation Payment is made. Therefore, the GMAB may not be appropriate for You, if You intend to make additional purchase payments after the end of the Eligibility Period.
Example
Assume that You make one $10,000 purchase payment during the 120 day Eligibility Period and You select the Brighthouse Asset Allocation 60 Division. Therefore, the Guaranteed Accumulation Amount is $11,000 (110% of your purchase payment). At the Maturity Date, your Account Balance is $0. The Guaranteed Accumulation Amount payable is $11,000 ($11,000 – $0 = $11,000).
In contrast, assume that You make one $10,000 purchase payment during the 120 day Eligibility Period and You select the Brighthouse Asset Allocation 60 Division. Therefore, the Guaranteed Accumulation Amount is $11,000. Also assume that on the day before the Maturity Date your Account Balance is $0. Assume that You decide to make one purchase payment on the day before the Maturity Date of $11,000. At the Maturity Date, assume that there has not been any positive or negative investment experience for the one day between your purchase payment and the Maturity Date. Consequently, your Account Balance is $11,000. We would not pay a Guaranteed Accumulation Payment, because the Account Balance of $11,000 would equal the Guaranteed Accumulation Amount of $11,000 ($11,000 – $11,000 = $0.)

Current Restrictions on Subsequent Purchase Payments. Subsequent purchase payments under the GMAB are restricted as described in “Portfolios — Restrictions on Subsequent Purchase Payments.”
Termination. The GMAB will terminate at the earliest of: (1) the Maturity Date; (2) the date You take a total withdrawal of your Account Balance (A pro-rata portion of the charge will be applied); (3) the date You cancel this benefit, as described below; (4) the date You apply all of your Account Balance to a pay-out option (a pro-rata portion of the charge will be applied); and (5) the date of death of the Owner or Joint Owner (or Annuitant if the Owner is a non-natural person) unless the Beneficiary is the spouse of the Owner and elects to continue the Deferred Annuity under the spousal continuation provisions of the Deferred Annuity.
Once the GMAB is terminated, the GMAB charge will no longer be deducted and the related investment requirements and limitations will no longer apply. If the GMAB is terminated before the Maturity Date, the Guaranteed Accumulation Payment will not be paid.
Cancellation. You have a one-time right to cancel this optional benefit in accordance with our administrative procedures (currently we require You to submit your request to cancel in writing at your Administrative Office) during the 90 day period after your fifth Contract Anniversary. Such cancellation will take effect upon our receipt of your request. Once You have cancelled the benefit, You will no longer be eligible to receive the Guaranteed Accumulation Payment or be bound by the investment requirements and restrictions and we will no longer deduct the charge for this benefit.
Charge. The GMAB is available for an additional charge of 0.75% of the Guaranteed Accumulation Amount determined at the end the prior Contract Year and deducted each Contract Anniversary, by withdrawing amounts on a pro-rata basis from your Enhanced Dollar Cost Averaging Program and Account Balance in the Separate Account. (We take the amount from the Separate Account by canceling Accumulation Units from your Account Balance in the Separate Account.)
GMAB and Decedent Contracts. If You are purchasing this Contract with a nontaxable transfer of the death benefit proceeds of any annuity Contract or IRA (or any other tax-qualified arrangement) of which You are the Eligible Designated Beneficiary and You are “stretching” the distribution under IRS required distribution rules, You may not purchase the GMAB.
Nursing Home or Hospital Confinement Rider
We will not impose a withdrawal charge if, after you have owned the Contract for one year, you become confined to a nursing home and/or hospital for at least 90 consecutive days or confined for a total of at least 90 days if there is no more than a 6-month break in confinement and the confinements are for related causes. The confinement must begin after the first contract anniversary and you must have been the Owner continuously since the Contract was issued (or have become the Owner as the spousal Beneficiary who continues the Contract). The confinement must be prescribed by a physician and be medically necessary. You must exercise this right no later than 90 days after you or your Joint Owner exits the nursing home or hospital. This waiver terminates on the earlier of the Annuity Date or the date the Contract terminates. You may not make additional Purchase Payments after the waiver is used. There is no charge for this rider. Age restrictions apply, and this rider is not available in all U.S. States. Additional conditions and requirements apply to the Nursing Home or Hospital Confinement rider, which are specified in the rider(s) that are part of your Contract.
Hypothetically, assume you purchased the Contract and shortly after one year of owning the Contract, you become confined to a nursing home and then request to take a withdrawal that would have normally been subject to a 6%

Withdrawal Charge. In that instance, if you satisfy the conditions of the rider, we would not impose that Withdrawal Charge that would have otherwise applied to that withdrawal.
Terminal Illness Rider
After the first contract anniversary, we will waive the withdrawal charge if you are terminally ill and not expected to live more than 12 months; a physician certifies to your illness and life expectancy; you were not diagnosed with the terminal illness as of the date we issued your Contract; and you have been the Owner continuously since the Contract was issued (or have become the Owner as the spousal Beneficiary who continues the Contract). This waiver terminates on the earlier of the Annuity Date or the date the Contract terminates. You may not make additional Purchase Payments after the waiver is used. This rider is not available in all U.S. States. There is no charge for this rider.
Hypothetically, assume you purchased the Contract and shortly after one year of owning the Contract, you become terminally ill and then request to take a withdrawal that would have normally been subject to a 6% Withdrawal Charge. In that instance, if you satisfy the conditions of the rider, we would not impose that Withdrawal Charge that would have otherwise applied to that withdrawal.
Additional conditions and requirements apply to the Terminal Illness rider, which are specified in the rider(s) that are part of your contract.
PAY-OUT OPTIONS FOR INCOME ANNUITIES
You may convert your Deferred Annuity into a regular stream of income after your “pay-in” or “accumulation” phase. The pay-out phase is often referred to as either “annuitizing” your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable Contract fees), then we apply the net amount to the option. See “Federal Tax Considerations” for a discussion of partial annuitization. You are required to hold your Deferred Annuity for at least 30 days from the date we issue the Contract before You annuitize. When You purchase the Deferred Annuity, the Annuity Date will be the later of the first day of the calendar month after the Annuitant’s 95th birthday (90th birthday in New York State) or 10 years from the date your Deferred Annuity was issued. You can change or extend the Annuity Date at any time before the Annuity Date with 30 days prior notice to us (subject to restrictions that may apply in your state and our current established administrative procedures). Although guaranteed annuity rates for the Bonus Class are the same as those for the other classes of the Deferred Annuity, current rates for the Bonus Class may be lower than the other classes of the Deferred Annuity. You must convert at least $5,000 of your Account Balance to receive income payments. Please be aware that once your Contract is annuitized, You are ineligible to receive the Death Benefit You have selected. Additionally, if You have selected a living benefit, such as a GMIB, a GWB , or the GMAB, annuitizing your Contract terminates the optional benefit, including any death benefit provided by the rider and any Guaranteed Principal Option or Guaranteed Principal Adjustment (for GMIB Plus I and GMIB Plus II or LWGs, respectively) or Guaranteed Accumulation Payment (for the GMAB) that may also be provided by the optional benefit.
When considering a pay-out option, You should think about whether You want:
•	Payments guaranteed by us for the rest of your life (or for the rest of two lives) or the rest of your life (or for the rest of two lives) with a guaranteed period; and
•	A fixed dollar payment or a variable payment.

Your income option provides You with a regular stream of payments for either your lifetime or your lifetime with a guaranteed period.
You may choose the frequency of your income payments (choosing less frequent payments will result in each income payment being larger). For example, You may receive your payments on a monthly, quarterly, semiannual or annual basis.
Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted), of the measuring lives (Annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse’s lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or Joint Annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger.
If You do not tell us otherwise, your Account Balance in the Fixed Account and Enhanced Dollar Cost Averaging Program balance will be used to provide a Fixed Income Option and your Account Balance in the Separate Account will be used to provide a variable pay-out option.
We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. Should our current annuity rates for a fixed pay-out option for your class of the Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.
Income Payment Types
Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income pay-out type when You decide to take a pay-out option. Your decision is irrevocable. There are three people who are involved in payments under your pay-out option:
•	Contract Owner: the person or entity which has all rights including the right to direct who receives payment.
•	Annuitant: the natural person whose life is the measure for determining the duration and the dollar amount of payments.
•	Beneficiary: the person who receives continuing payments or a lump sum payment, if any, if the Contract Owner dies.
Many times, the Contract Owner and the Annuitant are the same person.
When deciding how to receive income, consider:
•	The amount of income You need;
•	The amount You expect to receive from other sources;
•	The growth potential of other investments; and
•	How long You would like your income to be guaranteed.

The following income payment types are currently available. We may make available other income payment types if You so request and we agree. Where required by state law or under a qualified retirement plan, the Annuitant’s sex will not be taken into account in calculating income payments. Annuity rates will not be less than the rates guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income Annuity for Two income types and/or may also prohibit payments for as long as the Owner’s life in certain circumstances.
Lifetime Income Annuity: A variable income that is paid as long as the Annuitant is living.
Lifetime Income Annuity with a Guarantee Period: A variable income that continues as long as the Annuitant is living but is guaranteed to be paid for a number of years. If the Annuitant dies before all of the guaranteed payments have been made, payments are made to the Contract Owner of the annuity until the end of the guarantee period. If the Contract Owner dies during the guarantee period, payments will be made to the beneficiary in accordance with the Code. No payments are made once the guarantee period has expired and the Annuitant is no longer living.
Lifetime Income Annuity for Two: A variable income that is paid to the Annuitant(s) as long as the Contract Owner is living. After the Contract Owner dies, payments continue to be made to the Annuitant(s) either for (1) life (provided certain Federal tax law requirements are met) or (2) ten (10) years. Payments made for life to the Annuitant after the death of the Contract Owner may be the same as those made while the Contract Owner was living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the Annuitants are no longer living.
Lifetime Income Annuity for Two with a Guarantee Period: A variable income that continues as long as either of the two Annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both Annuitants die before all of the guaranteed payments have been made, payments are made to the Contract Owner of the annuity until the end of the guaranteed period. If the Owner dies during the guarantee period, payments will be made to the beneficiary in accordance with the Code. If one Annuitant dies after the guarantee period has expired, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the guarantee period has expired and both Annuitants are no longer living.
Allocation
You decide how your money is allocated among the Fixed Income Option and the Divisions.
Minimum Size of Your Income Payment
Your initial income payment must be at least $100. This means that the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment. We may reduce the frequency of your income payments to produce a payment of at least $100, in which case your payment will be made at least annually.

The Value of Your Income Payments
Amount of Income Payments
Variable Income Payments from a Division will depend upon the number of Annuity Units held in that Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.
The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Division to determine the number of Annuity Units held in that Division. The number of Annuity Units held remains the same for duration of the Contract if no reallocations are made.
The dollar amount of subsequent variable income payments will vary with the amount by which investment performance less the Separate Account charge is greater or less than the AIR.
Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the Owner that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the Owner will be given the benefit of the higher rates.
Annuity Units
Annuity Units are credited to You when You first convert your Deferred Annuity into an income stream or make a reallocation of your income payment into a Division during the pay-out phase. Before we determine the number of Annuity Units to credit to You, we reduce your Account Balance by any premium taxes and the Annual Contract Fee, if applicable. (The premium taxes and the Annual Contract Fee are not applied against reallocations.) We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to a Division) by the Annuity Unit Value on the date of the transaction. The result is the number of Annuity Units credited for that Division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of Annuity Units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date You convert your Deferred Annuity into an income stream. When You reallocate an income payment from a Division, Annuity Units supporting that portion of your income payment in that Division are liquidated.
AIR
Your income payments are determined by using the AIR to benchmark the investment experience of the Divisions You select. We currently offer an AIR of 3% and 4%. Certain states may require a different AIR or a cap on what AIR may be chosen. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Basic Death Benefit Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Basic Death Benefit Separate Account (the net investment return) charge is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Divisions.
The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after You convert your Deferred Annuity to an income stream, then the amount of that payment will be determined on the date You convert your Deferred Annuity to a pay-out option.
Valuation
This is how we calculate the Annuity Unit Value for each Division:
•	First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;
•	Next, we subtract the daily equivalent of the Basic Death Benefit Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.
•	Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and
•	Finally, we multiply the previous Annuity Unit Value by this result.
Reallocation Privilege
During the pay-out phase of the Deferred Annuity, You may make reallocations among Divisions or from the Divisions to the Fixed Income Option. Each reallocation must be at least $500 or, if less, your entire income payment allocated to the Division. Once You reallocate your income payment into the Fixed Income Option, You may not later reallocate it into a Division. There is no Withdrawal Charge to make a reallocation.
For us to process a reallocation, You must tell us:
•	The percentage of the income payment to be reallocated;
•	The Divisions (or Fixed Income Option) to which You want to reallocate your income payment; and
•	The Divisions from which You want to reallocate your income payment.
We may require that You use our original forms to make reallocations.
Reallocations will be made at the end of the business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange, on that business day. All other reallocation requests will be processed on the next business day.
When You request a reallocation from a Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.
•	First, we update the income payment amount to be reallocated from the Division based upon the applicable Annuity Unit Value at the time of the reallocation;
•	Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

•	Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;
•	Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.
When You request a reallocation from one Division to another, Annuity Units in one Division are liquidated and Annuity Units in the other Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Division to which You have reallocated.
You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a Beneficiary’s ability to make a reallocation.
Here are examples of the effect of a reallocation on the income payment:
•	Suppose You choose to reallocate 40% of your income payment supported by Division A to the Fixed Income Option and the recalculated income payment supported by Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125/$100) or $50, and your income payment supported by Division A will be decreased by $40. (The number of Annuity Units in Division A will be decreased as well.)
•	Suppose You choose to reallocate 40% of your income payment supported by Division A to Division B and the recalculated income payment supported by Division A is $100. Then, your income payment supported by Division B will be increased by $40 and your income payment supported by Division A will be decreased by $40. (Changes will also be made to the number of Annuity Units in both Divisions as well.)
Please see the “Transfer Privilege” section regarding our transfer restriction policies and procedures.
Charges
You pay the Basic Death Benefit Separate Account charge for your Contract class during the pay-out phase of the Deferred Annuity. In addition, You pay the applicable investment-related charge during the pay-out phase of your Deferred Annuity. During the pay-out phase, we reserve the right to deduct the $30 Annual Contract Fee. If we do so, it will be deducted pro-rata from each income payment. The Separate Account charge You pay will not reduce the number of Annuity Units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.
GENERAL INFORMATION
Administration
All transactions will be processed in the manner described below.
Purchase Payments
Send your purchase payments, by check, cashier’s check or certified check, made payable to “MetLife,” to MetLife Preference Plus Select, P.O. Box 371537, Pittsburgh, PA 15250-7537. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler’s checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments. If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.
We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled.
Purchase payments (including any portion of your Account Balance under a Deferred Annuity which You apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in Good Order at your Administrative Office, except when they are received:
•	On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or
•	After the close of the Exchange.
In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated. If payments on your behalf are not made in a timely manner, there may be a delay in when amounts are credited.
We reserve the right to credit your initial purchase payment to You within two days after its receipt at your Administrative Office or MetLife sales office, if applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.
Confirming Transactions
You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.
Processing Transactions
We permit You to request transactions by mail and telephone. We make Internet access available to You. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.
If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a Contract Owner’s account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

By Telephone or Internet
You may obtain information and initiate a variety of transactions by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to You include:
•	Account Balance
•	Unit Values
•	Current rates for the Fixed Account
•	Transfers
•	Changes to investment strategies
•	Changes in the allocation of future purchase payments.
Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.
We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at your Administrative Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.
Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:
•	any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or
•	any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.
Telephone and Computer Systems
Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to your Administrative Office.

After Your Death
If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the Enhanced Dollar Cost Averaging Program, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. If the Beneficiary is your spouse, the spouse may be substituted as the Contract Owner of the Deferred Annuity and continue the Contract. We permit the Beneficiary of a Traditional IRA Deferred Annuity to hold the Deferred Annuity in your name for his/her benefit. If You are receiving income payments, we will cancel the request and continue making payments to your Beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a Joint Annuitant.
Abandoned Property Requirements
Every state has unclaimed property laws that generally declare non-ERISA (“Employee Retirement Income Security Act of 1974”) annuity contracts to be abandoned after a period of inactivity of three to five years from the Contract’s maturity date (the latest day on which annuity payments may begin under the Contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or You last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Contract’s proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update your Beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7732 to make such changes.
Misstatement
We may require proof of age or sex (where permitted) of the Owner, Annuitant or Beneficiary before making any payments under this Contract that are measured by the Owner’s, Annuitant’s or Beneficiary’s life. If the age or sex (where permitted) of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age and sex (where permitted).
Once income payments have begun, any overpayments or underpayments will be made up in one sum with the next income payment in a manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we may be required to pay interest on any underpayments.
Third Party Requests
Generally, we only accept requests for transactions or information from You. In addition, we reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other Contract Owners and who simultaneously makes the same request or series of requests on behalf of other Contract Owners.

Valuation — Suspension of Payments
We separately determine the Accumulation Unit Value and Annuity Unit Value, as applicable, for each Division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days’ notice.
When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/ reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of Annuity Units You receive on the next available Annuity Unit Value.
We reserve the right to suspend or postpone payment for a withdrawal or transfer/reallocation when:
•	rules of the SEC so permit (trading on the Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or
•	during any other period when the SEC by order so permits.
Other Matters
Advertising Performance
We periodically advertise the performance of the Divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.
We may state performance in terms of “yield,” “change in Accumulation Unit Value/Annuity Unit Value,” “average annual total return” or some combination of these terms.
Yield is the net income generated by an investment in a particular Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually. The yield of the money market Divisions refers to the income generated by an investment in the Division over a seven-day period. This income is then annualized, by assuming that the same amount of income is generated each week over a 52-week period, and the total income is shown as a percentage of the investment.
Change in Accumulation/Annuity Unit Value (“Non-Standard Performance”) is calculated by determining the percentage change in the value of an Accumulation (or Annuity) Unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the Separate Account charges and the Annual Contract Fee; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Withdrawal Charges and the charge for the EDB I, the Earnings Preservation Benefit, GMIBs, the GWBs or GMAB. Withdrawal Charges would reduce performance experience.
Average annual total return (“Standard Performance”) calculations reflect the Separate Account charge, the additional Separate Account charge for the American Funds Portfolio’s and the Annual Contract Fee and applicable Withdrawal Charges since the Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity. These figures also assume a steady annual rate of return. They assume that combination of optional benefits (including the greater of Annual Step-Up or 5% Annual Increase Death Benefit) that would produce the greatest total Separate Account charge.
Performance figures will vary among the various classes of the Deferred Annuities and the Divisions as a result of different Separate Account charges and Withdrawal Charges.
We may calculate performance for certain investment strategies including Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. We assume the Separate Account charge reflects the Basic Death Benefit. The information does not assume the charges for the EDB I, the Earnings Preservation Benefit, GMIBs, GMAB or the GWBs. This percentage return assumes that there have been no withdrawals or other unrelated transactions.
For purposes of presentation of Non-Standard Performance, we may assume the Deferred Annuities were in existence prior to the inception date of the Divisions in the Separate Account that funds the Deferred Annuity. In these cases, we calculate performance based on the historical performance of the underlying Brighthouse Trust I, Brighthouse Trust II, and American Funds® Portfolios since the Portfolio inception date. We use the actual Accumulation Unit or Annuity Unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.
We may also present average annual total return calculations which reflect all Separate Account charges and applicable Withdrawal Charges since the Portfolio inception date. We use the actual Accumulation Unit or Annuity Unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities had been introduced as of the Portfolio inception date.
Past performance is no guarantee of future results.
We may demonstrate hypothetical future values of Account Balances over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.
We may demonstrate hypothetical future values of Account Balances for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.
We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.
We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.
We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.
We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.
Any illustration should not be relied on as a guarantee of future results.
Changes to Your Deferred Annuity
We have the right to make certain changes to your Deferred Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity Contract Owners or would be appropriate in carrying out the purposes of the Deferred Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:
•	To operate the Separate Account in any form permitted by law.
•	To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.
•	To transfer any assets in a Division to another Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Divisions in the Separate Account.
•	To substitute for the Portfolio shares in any Division, the shares of another class of Brighthouse Trust I, Brighthouse Trust II, or the shares of another investment company or any other investment permitted by law.
•	To make any necessary technical changes in the Deferred Annuities in order to conform with any of the above-described actions.
If any changes result in a material change in the underlying investments of a Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Divisions. For Deferred Annuities issued in Pennsylvania, we will ask your approval before making any technical changes. We will notify You of any changes to the Separate Account.
Voting Rights
Based on our current view of applicable law, You have voting interests under your Deferred Annuity concerning Brighthouse Trust I, Brighthouse Trust II, or American Funds® proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio’s shares based on our own judgment.
You are entitled to give instructions regarding the votes attributable to your Deferred Annuity in your sole discretion.
There are certain circumstances under which we may disregard voting instructions. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. Shares of Brighthouse Trust I, Brighthouse Trust II, or the American Funds® that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:
•	The shares for which voting instructions are received; and
•	The shares that are voted in proportion to such voting instructions.
However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio’s shares based on our judgment.
Who Sells the Deferred Annuities
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other Variable Annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuity (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities). MLIDC does not retain any fees under the Deferred Annuities.
MLIDC’s principal executive offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 as amended (the “Exchange Act”), as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
MLIDC and in certain cases, we, have entered into selling agreements with unaffiliated broker-dealers who are registered with the SEC under the Exchange Act and are members of FINRA. We no longer offer the Deferred Annuities to new purchasers, but continue to accept purchase payments from existing Contract Owners.
There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Deferred Annuities.
MLIDC pays compensation based upon a ‘gross dealer concession’ model. With respect to the Deferred Annuities, the maximum gross dealer concession ranges from 0.00% to 7.15% (depending on class purchased) of each purchase payment each year the Contract is in force and, starting in the second Contract Year, ranges from 0.00% to 1.00% (depending on the class purchased) of the Account Balance each year that the Contract is in force for servicing the Contract. Gross dealer concession may also be credited when the Contract is annuitized. The amount of gross dealer concession credited upon annuitization depends on several factors, including the number of years the Contract has been in force.
Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Deferred Annuities. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm’s guidelines, directly from us or the Distributor. An unaffiliated broker-dealer or sales representatives of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask your sales representative from the unaffiliated broker-dealer for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.
Withdrawals
We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at your Administrative Office, but We may delay payment as permitted by law, under certain circumstances. (See “Valuation — Suspension of Payments”). We reserve the right to defer payment for a partial withdrawal, withdrawal or transfer from the Fixed Account for the period permitted by law, but for not more than six months.
Financial Statements
Our financial statements and the financial statements of the Separate Account have been included in the SAI.
Your Spouse’s Rights
If You received your Contract through a qualified retirement plan and your plan is subject to ERISA and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse’s rights.
If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse’s consent.
Any reference to “spouse” includes those persons who are married spouses under state law, regardless of sex. For details or advice on how the law applies to your circumstances, consult your tax adviser or attorney.
When We Can Cancel Your Deferred Annuity
We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 24 consecutive months and your Account Balance is less than $2,000 and you do not have an optional benefit or death benefit with a guaranteed value higher than $2,000. Accordingly, no Deferred Annuity will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we do so, we will return the full Account Balance. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA, Roth IRA SEP and SIMPLE IRA Deferred Annuity. We will not terminate the Deferred Annuity if it includes an LWG or a GMAB. In addition, we will not terminate any Deferred Annuity that includes a GWB or a GMIB or a guaranteed death benefit if at the time the termination would otherwise occur the Income Base/Benefit Base of the optional benefit, or the guaranteed amount under any death benefit, is greater than the Account Balance. For all other Deferred Annuities, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision, under Deferred Annuities issued in New York. However, if your plan determines to terminate the Deferred Annuity at a time when You have an Income Base/Benefit Base of the optional benefit or a guaranteed amount under any death benefit that is greater than the Account Balance, You forfeit any Income Base/Benefit Base of the optional benefit or any guaranteed amount under any death benefit You have accrued upon termination of the Contract.
FEDERAL TAX CONSIDERATIONS
Introduction
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code (“Code”) and the provisions of the Code that govern annuities are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Contract or Deferred Annuity, as applicable. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract or Deferred Annuity, as applicable. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.
When you invest in an annuity Contract, you usually do not pay taxes on your investment gains until you withdraw the money — generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.
We are not responsible for determining if your employer’s plan or arrangement satisfies the requirements of the Code and/or ERISA.
We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.
To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.
Any Code reference to “spouse” includes those persons who enter into lawful marriages under state law, regardless of sex.
Non-Qualified Annuity Contracts
This discussion assumes the Contract or Deferred Annuity, as applicable, is an annuity Contract for Federal income tax purposes that is not held in a tax qualified “plan” defined by the Code. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a),403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457(b) or governmental 457(b) plans. Deferred Annuities owned through such plans are referred to below as “qualified” contracts.

Accumulation
Generally, an Owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract or Deferred Annuity, as applicable until there is a distribution from the Contract or Deferred Annuity, as applicable, i.e., surrender, partial withdrawal, income payment or commutation. This deferral of taxation on accumulated value in the Contract or Deferred Annuity, as applicable is limited to Deferred Annuities owned by or held for the benefit of “natural persons.” A Contract or Deferred Annuity, as applicable will be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract or Deferred Annuity, as applicable as an agent for the exclusive benefit of a natural person.
In contrast, a Contract or Deferred Annuity, as applicable, owned or not treated as held by a “natural person,” such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in accumulated value in the Contract or Deferred Annuity, as applicable, in the year earned. Note that in this regard, an employer which is the Owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees, or otherwise, is considered a non-natural Owner and any annual increase in the Account Balance will be subject to current income taxation.
Surrenders or Withdrawals — Early Distribution
If You take a withdrawal from your Contract or Deferred Annuity, as applicable, or surrender your Contract or Deferred Annuity, as applicable prior to the date You commence taking annuity or “income” payments (the “Annuity Starting Date”), the amount You receive will be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax).
The portion of any withdrawal from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for “early” distribution if such withdrawal is taken prior to You reaching age 59 1⁄2, unless an exception applies.
Exceptions include distributions made:
(a) on account of your death or disability,
(b) as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (joint life expectancies) of You and your designated Beneficiary, or
(c) under certain immediate income annuities providing for substantially equal payments made at least annually.
If You receive systematic payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59 1⁄2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free rollovers) and additional withdrawals from the Contract or Deferred Annuity, as applicable.
For non-qualified Contracts, amounts received under the exercise of a partial withdrawal may be fully included in taxable income. The entire amount of the withdrawal could be treated as taxable income. Exercise of a withdrawal feature may adversely impact the amount of subsequent payments which can be treated as a nontaxable return of investment.
If your Contract or Deferred Annuity, as applicable has been purchased with an Optional Two Year Withdrawal Feature or is for a guaranteed period only (term certain) annuity, and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax purchase payment.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract or Deferred Annuity, as applicable charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract or Deferred Annuity, as applicable to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract or Deferred Annuity, as applicable and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.
Guaranteed Withdrawal Benefits (where applicable)
If You have purchased the Guaranteed Withdrawal Benefit I, Enhanced Guaranteed Withdrawal Benefit or Lifetime Withdrawal Guarantee, where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Balance (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GWB exceeds the Account Balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments. (See “Taxation of Payments in Annuity Form” below.)
MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).
Aggregation
If You purchase two or more Contract or Deferred Annuity, as applicable Contracts from MetLife (or its affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (see “Taxation of Payments in Annuity Form” below).
Exchanges/Transfers
The annuity Contract may be exchanged tax-free in whole or in part for another annuity contract or a long-term care insurance policy. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange – other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or “deemed” distribution may be includible in your taxable income (plus a 10% Federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the Contract or Deferred Annuity, as applicable (your “gain”). Some of the ramifications of a partial exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether these rules apply to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.
A transfer of Ownership of the Contract or Deferred Annuity, as applicable, or the designation of an Annuitant or other Beneficiary who is not also the Contract Owner, may result in income or gift tax consequences to the Contract Owner. You should consult your tax adviser if You are considering such a transfer or assignment.
Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Contract Owner (under the rules for withdrawals or income payments, whichever is applicable).
After your death, any death benefit determined under the Contract or Deferred Annuity, as applicable must be distributed in accordance with Section 72(s) of the Code. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date.
If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract or Deferred Annuity, as applicable must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
If You die before the Annuity Starting Date, the entire interest in the Contract or Deferred Annuity, as applicable must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death) and the Beneficiary must be a natural person. Naming a non-natural person, such as a trust or estate, as a designated beneficiary, may eliminate the ability to stretch the payment over an individual’s life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Code. If a non-natural person, such as a trust, is the owner of a non-qualified contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of death benefit features.
Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract or Deferred Annuity, as applicable may be continued with your spouse as the Owner.
For Deferred Annuities owned by a non-natural person, the required distribution rules apply upon the death or change in the primary Annuitant. If there is more than one Annuitant of a Contract or Deferred Annuity, as applicable held by a non-natural person, then such required distributions will be triggered by the death of the first co-Annuitant.
Investor Control
In certain circumstances, Owners of variable annuity non-qualified contracts have been considered to be the Owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract or Deferred Annuity, as applicable, such as the number of Portfolios available and the flexibility of the Contract Owner to allocate purchase payments and transfer amounts among the Divisions have not been addressed. While we believe that the Contract or Deferred Annuity, as applicable does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract or Deferred Annuity, as applicable, as necessary to prevent a Contract Owner from being treated as the Owner of the Separate Account assets supporting the Contract or Deferred Annuity, as applicable.
Taxation of Payments in Annuity Form
Payments received from the Contract or Deferred Annuity, as applicable in the form of an annuity are taxed differently depending on whether You select a fixed or variable payment option. For fixed annuity payments, payments are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Contract or Deferred Annuity, as applicable is annuitized (i.e., the accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Contract or Deferred Annuity, as applicable divided by the total payments You expect to receive based on IRS factors, such as the form of annuity and mortality. The exclusion ratio is applied to each fixed annuity payment to determine the portion that is a non-taxable return of investment in the Contract or Deferred Annuity, as applicable and it is excludable from your taxable income until your investment in the Contract or Deferred Annuity, as applicable is fully recovered.
Variable annuity payments are expected to fluctuate and the amount You may receive is uncertain. Variable annuity payments are taxable as ordinary income to the extent they exceed the portion of each annuity payment that is determined to be a non-taxable return of your investment in the Contract. The non-taxable return of your investment in the Contract is determined by dividing the investment in the Contract (with adjustment) by the number of years over which it is anticipated the annuity will be paid. In general, your investment in the Contract is recovered pro-rata over the expected payment period.
We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater — or less — than the taxable amount determined by us and reported by us to You and the IRS.
Once You have recovered the investment in the Contract or Deferred Annuity, as applicable, further annuity payments are fully taxable.
If You die before your investment in the Contract or Deferred Annuity, as applicable is fully recovered, the balance of your investment may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be recovered by your Beneficiary.
The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Start Date.
Once annuity payments have commenced, You may not be able to transfer to another non-qualified annuity contract or a long-term care contract as part of a tax-free exchange.
If the Contract or Deferred Annuity, as applicable allows, You may elect to convert less than the full value of your Contract or Deferred Annuity, as applicable to an annuity form of pay-out (i.e., “partial annuitization.”) In this case, your investment in the Contract or Deferred Annuity, as applicable will be pro-rated between the annuitized portion of the Contract or Deferred Annuity, as applicable and the deferred portion. An exclusion ratio or excludable amount will apply to the annuity payments as described above, provided the annuity form You elect is payable for at least 10 years or for the life of one or more individuals.
The federal income tax treatment of an annuity payment option that contains a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain. Specifically, it is possible that (a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.
Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a Contract or Deferred Annuity, as applicable, thus requiring payout of any remaining interest in the Contract or Deferred Annuity, as applicable within five years of an Owner’s death (or the primary annuitant’s death where the Owner is not a natural person) or over the designated beneficiary’s life (or over a period no longer than the beneficiary’s remaining life expectancy) with such payments beginning within 12 months of the date of death if an Owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of an Owner’s death (or of a primary annuitant’s death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.
3.8% Tax on Net Investment Income
Federal tax law imposes a 3.8% Medicare tax on the lesser of:
(1) the taxpayer’s “net investment income” (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or
(2) the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately, and $200,000 for single filers).
“Net investment income” in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b)), but such income will increase modified adjusted gross income in Item 2 above.
You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.
Puerto Rico Tax Considerations
The Puerto Rico Internal Revenue Code of 2011 (the “2011 PR Code”) taxes distributions from non-qualified annuity contracts differently than in the U.S.
Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.

The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if You are a resident of Puerto Rico.
Qualified Annuity Contracts
Introduction
The Contract or Deferred Annuity, as applicable may be purchased through certain types of retirement plans that receive favorable treatment under the Code (“tax qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457 (b) nongovernmental or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract or Deferred Annuity, as applicable with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract or Deferred Annuity, as applicable comply with the law.
The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract or Deferred Annuity, as applicable.
We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
A Contract or Deferred Annuity, as applicable may also be available in connection with an employer’s non-qualified deferred compensation plan or qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex; please consult your tax adviser about your particular situation.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution.

Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution under qualified plans are limited under the Code. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.
The Contract or Deferred Annuity, as applicable will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
For income annuities established as “pay-outs” of SIMPLE IRAs, the Contract or Deferred Annuity, as applicable will only accept a single purchase payment consisting of a transfer or rollover from another SIMPLE IRA.
For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or 457(b) or nongovernmental 457(b) plan), the Contract or Deferred Annuity, as applicable will only accept as its single purchase payment a transfer from such employer retirement plan.
Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, You generally pay income taxes on the full amount of money You receive under the Contract or Deferred Annuity, as applicable. Withdrawals attributable to any after-tax contributions are basis in the Contract or Deferred Annuity, as applicable and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).
Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If You meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings can be received free of Federal income taxes.
With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we will withhold is determined by the Code.
Guaranteed Withdrawal Benefits (where applicable)
If You have purchased the Lifetime Withdrawal Guarantee benefit (“LWG”), where otherwise made available, note the following:
In determining your required minimum distribution each year, the actuarial value of this benefit as of the prior December 31 must be taken into account in addition to the Account Balance of the Contract or Deferred Annuity, as applicable.

If You have purchased the GWB I, Enhanced GWB or LWG, where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Balance (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Account Balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.
MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).
Withdrawals Prior to Age 59 1⁄2
A taxable withdrawal from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if taken prior to age 59 1⁄2, unless an exception applies. The penalty rate is 25% for SIMPLE plan Deferred Annuities if the withdrawal occurs within the first 2 years of your participation in the plan.
These exceptions include but are not limited to withdrawals made:
(a) on account of your death or disability, or
(b) as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or life expectancies) of You and your designated Beneficiary and You are separated from employment.
If You receive systematic payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59 1⁄2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest (25% for certain SIMPLE plan withdrawals). Such modifications may include but are not limited to additional purchase payments to the Contract or Deferred Annuity, as applicable (including tax-free transfers or rollovers) and additional withdrawals from the Contract or Deferred Annuity, as applicable.
The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan Contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.
In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000.

Other exceptions may be applicable under certain circumstances and special rules may apply or may become applicable in connection with the exceptions enumerated above. You should consult with your tax advisor for further details.
Rollovers
Your Contract or Deferred Annuity, as applicable is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).
Nevertheless, Contracts held in certain employer plans may be transferred in part pursuant to a QDRO.
Under certain circumstances, You may be able to transfer amounts distributed from your Contract or Deferred Annuity, as applicable to another eligible retirement plan or IRA. Federal tax law limits You to making only one 60-day rollover from an IRA to another IRA in any 12 month period and the limit is applied across all IRAs that You own, including SEP, SIMPLE and Roth IRAs. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.
You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. Rollovers from another qualified plan can generally be made to your SIMPLE IRA after you have participated in the SIMPLE IRA for at least two years. Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that You participate in the SIMPLE IRA plan. After this two year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.
Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received:
(a) to meet minimum distribution requirements,
(b) for financial hardship, or
(c) for a period of ten or more years or for life.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You directly transfer a withdrawal from this Contract or Deferred Annuity, as applicable to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into the Contract or Deferred Annuity, as applicable from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the withholding percentage.
Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Contract Owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).

CONTRACTS ANNUITIZED ON OR BEFORE 12/20/19 AND DEATHS OCCURRING ON OR BEFORE 12/31/19
Distributions required from a qualified annuity Contract following your death depend on whether You die before You had converted your Contract or Deferred Annuity, as applicable to an annuity form and started taking annuity payments (your Annuity Start Date).
If You die on or after your Annuity Start Date, the remaining portion of the interest in the Contract or Deferred Annuity, as applicable must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
If You die before your Annuity Start Date, the entire interest in the Contract or Deferred Annuity, as applicable must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death).
Your designated Beneficiary is the person to whom benefit rights under the Contract or Deferred Annuity, as applicable pass by reason of death; the Beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.
If the IRA is payable to (or for the benefit of) your surviving spouse, that portion of the Contract or Deferred Annuity, as applicable may be continued with your spouse as the Owner. If your Contract or Deferred Annuity, as applicable permits, your Beneficiary spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1⁄2.
Your spouse may elect to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to roll over the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your Beneficiary is not your spouse and your plan and Contract or Deferred Annuity, as applicable permit, your Beneficiary may be able to roll over the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse Beneficiary may not treat the inherited IRA as his or her own IRA.
CONTRACTS ANNUITIZED AFTER 12/20/19 AND DEATHS OCCURRING AFTER 12/31/19
Distributions required from a qualified Contract following Your death must be distributed to designated Beneficiaries within ten (10) years after the date of death. This distribution period applies regardless of whether You die before, on, or after the Annuity Start Date, unless the designated Beneficiary is an Eligible Designated Beneficiary (EDB).
An Eligible Designated Beneficiary is an individual who, on the date of death, is:
(1) Your surviving spouse;
(2) Your child who has not yet reached the age of majority (as defined by federal tax law);
(3) a chronically ill individual as defined by the Code; or
(4) any other individual who is not more than ten (10) years younger than You.
An Eligible Designated Beneficiary may receive the remaining portion of the interest in the Contract over his/her life or life expectancy, beginning in the year following the year of death.

If your contract permits, your Eligible Designated Beneficiary spouse may delay the start of these payments until December 31 of the year You would have reached age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020).
Following the death of an Eligible Designated Beneficiary, the remaining interest in the Contract must be distributed within ten (10) years. In addition, a child who is an Eligible Designated Beneficiary because he or she has not yet reached the age of majority must have the remaining interest in the Contract fully distributed within ten (10) years after reaching the age of majority.
Your spouse may elect to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to roll over the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your Beneficiary is not your spouse and your plan and Contract or Deferred Annuity, as applicable permit, your Beneficiary may be able to roll over the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse Beneficiary may not treat the inherited IRA as his or her own IRA.
NON-DESIGNATED BENEFICIARIES
Distributions required from a qualified Contract following your death must generally be distributed to Non-designated beneficiaries (for example, charitable organizations or nonqualified trusts) within five (5) years of the date of death. However, if your death occurs after the Required Beginning Date, the benefits may be paid out to the non-designated beneficiary at least as rapidly as under the method of distribution being used as of the date of death.
Required Minimum Distributions
Generally, You must begin receiving amounts from your retirement plan by April 1 following the latter of:
(a) the calendar year in which You reach age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020), or
(b) the calendar year You retire, provided You do not own more than 5% of the outstanding stock, capital, or profits of your employer.
For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1 of the year after You reach age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020) even if You have not retired.
Your required minimum distribution request must be in Good Order and payment must be processed by MetLife prior to the due date (generally the end of the calendar year or April 1st of the year You reach age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020) in order to satisfy the requirement for the applicable tax year.
A tax penalty of 50% applies to the shortfall of any required minimum distributions You fail to receive.
You may not satisfy minimum distributions for one employer’s qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs) or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of your 403(b) plan contracts. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of your SIMPLE IRAs.

Complex rules apply to the calculation of minimum distributions. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the portfolios but also with respect to actuarial gains.
The regulations also require that the value of benefits under a Contract or Deferred Annuity, as applicable including certain death benefits in excess of Account Balance must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.
If You intend to receive your minimum distributions which are payable over the joint lives of You and a Beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal Beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the Beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. You should consult your own tax adviser as to how these rules affect your own Contract or Deferred Annuity, as applicable.
Required minimum distribution rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs.
Additional Information regarding IRAs
Purchase Payments
Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple’s compensation is at least equal to their aggregate contributions. If you have compensation, you can continue to make purchase payments after beginning required minimum distributions if permitted by your Contract. Individuals age 50 and older are permitted to make additional “catch-up” contributions if they have sufficient compensation. If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If You exceed purchase payment limits You may be subject to a tax penalty.
Roth IRA purchase payments for individuals are non-deductible (made on an “after tax” basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional “catch-up” purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. If You exceed purchase payment limits, You may be subject to a tax penalty.
Withdrawals
If and to the extent that Traditional IRA purchase payments are made on an “after tax” basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.
Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after the tax year for which you made your first purchase payment to a Roth IRA; and (2) they are made on or after the date You reach age 59 1⁄2 or upon your death, disability or for a qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise. The amount will be determined by the Code.
Conversion
Traditional IRAs may be converted to Roth IRAs. Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract or Deferred Annuity, as applicable may include such benefits and applicable charges. Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the Account Balance at the date of conversion.
A conversion from a traditional IRA, SEP or SIMPLE to a Roth IRA made on or after January 1, 2018 cannot be recharacterized. Please consult your tax adviser.
Additional Information regarding TSA (ERISA and non-ERISA) 403(b)
Special Rules Regarding Exchanges
In order to satisfy tax regulations, contract exchanges within a 403(b) plan must, at a minimum, meet the following requirements: (1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a Participant’s or a Beneficiary’s accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult Your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.
Withdrawals
If You are under age 59 1⁄2, You generally cannot withdraw money from your 403(b) Contract unless the withdrawal:
a) Relates to purchase payments made prior to 1989 and pre-1989 earnings on those purchase payments;
b) Is exchanged to another permissible investment under your 403(b) plan;
c) Relates to contributions to an annuity contract that are not salary reduction elective deferrals, if Your plan allows it;
d) Occurs after You die, leave Your job or become disabled (as defined by the Code);
e) Is for financial hardship (but only to the extent of elective deferrals), if Your plan allows it;
f) Relates to distributions attributable to certain 403(b) plan terminations, if the conditions of the Code are met;
g) Relates to rollover or after-tax contributions; or
h) Is for the purchase of permissive service credit under a governmental defined benefit plan.

In addition, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant’s severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.
Other exceptions may apply or become applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.
Distinction for Puerto Rico Code
An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a “cash or deferred” arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.
A Puerto Rico qualified retirement plan trust may be exempted from income taxation pursuant to 2011 PR Code Section 1081.01 and Section 1022(i) of the Employee Retirement Income Security Act of 1974, as amended (ERISA). If a variable annuity contract is acquired by said trust, the earnings accumulated or distributed under such contract or any income realized from the sale or exchange of the contract may not be subject to current income taxation due to the income tax exemption that the trust is entitled to. Whether a Puerto Rico retirement plan trust is qualified under 2011 PR Code Section 1081.01 depends on the facts and circumstances of each case. Each fiduciary of a Puerto Rico retirement plan should ascertain the qualified status of the retirement plan trust, and thus, that it enjoys the benefits of income tax exemption before investing in the variable annuity contract.
Contributions
The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.
Distributions
Any amount received or made available to the employee under the qualified plan is generally includible in the gross income of the employee in the taxable year in which received or made available. However, Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation of employment or termination of a retirement plan will generally be treated as ordinary income subject to a withholding tax rate of 20%.
A special rate of 10% may apply instead, if the plan satisfies the following requirements:
•	(1) the plan’s trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and
•	(2) 10% of all plan’s trust assets (calculated based on the average balance of the investments of the trust) attributable to participants which are Puerto Rico residents must be invested in “property located in Puerto Rico” for a three-year period.
If those two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three- year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes Shares of stock of a Puerto Rico Registered Investment Company (RIC), Fixed or Variable Annuities issued by a domestic insurance company or by a foreign insurance company that derives more than 80% of its gross income from sources within Puerto Rico, bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
In the case of distributions from a qualified plan in the form of annuity installments as a result of termination of employment, amounts received are taxable in an amount equal to 3% of the after-tax contributions not previously distributed, which would be considered the tax cost. The remaining portion is not taxable until you have recovered the total after-tax contributions made to the qualified plan. You may be able to exclude from gross income up to $11,000, if you are less than 60 years of age, or up to $15,000, if you are at least 60 years of age, of the taxable portion of the installment payments received every year.
In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company (RIC), fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
Upon the occurrence of a “Declared Disaster”, like a hurricane, Retirement Plans are allowed to make Eligible Distributions to a participant resident of Puerto Rico who requests the same. The Eligible Distribution may not exceed $100,000, and must be made during a period of time to be identified by the Puerto Rico Treasury through administrative guidance and be used to cover damages or losses suffered, and extraordinary expenses incurred by the individual as a result of a Declared Disaster. The first $10,000 will be exempted from income taxation, including the alternate basic tax, and amounts exceeding $10,000 will be subject to a 10% income tax to be withheld at the source, in lieu of any other income tax, including the alternate basic tax.
Distributions of retirement income made to a Non-Resident of Puerto Rico by a dual qualified retirement plan (qualified under the U.S. Internal Revenue Code and the 2011 PR Code) funded through a U.S. situs trust will not be subject to Puerto Rico income tax. However, in order for such exemption to be available, the Puerto Rico Treasury requires the participant to submit to his/her employer either: (i) IRS Form 8898 (Statement for Individuals Who Begin or End Bona Fide Residence in a U.S. Possession; or (ii) a Sworn Statement including certain personal information directed to establish his/her residence in a State within the continental U.S.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution if you are a resident of Puerto Rico.
Rollover
Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee’s benefit no later than sixty (60) days after the distribution.
ERISA Considerations
In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has recently held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors
Similar to the IRS Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013 providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term “spouse” spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction that does not recognize same-sex marriage.
LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

APPENDIX A — PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolios available. You should check with your Employer as to which Portfolios are available under your Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000204. You can also request this information at no cost by calling 800-638-7732, by sending an email request to RCG@metlife.com, or through your registered representative. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies. If your annuity was issued in connection with an employer plan, you should check with your Employer as to which Portfolios are available under your Contract.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Deferred Annuity may charge, such as Platform Charges. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company's past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
					1 YEAR	5 YEAR	10 YEAR
Allocation	AB Global Dynamic Allocation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: AllianceBernstein L.P.	0.88%	—	—	9.28%	7.67%	7.07%
Global Equity	American Funds Global Small Capitalization Fund*(1) - Class 2 Capital Research and Management CompanySM	0.90%	0.25%	1.15%	6.74%	12.51%	15.45%
US Equity	American Funds Growth Fund(1) - Class 2 Capital Research and Management CompanySM	0.60%	0.25%	0.85%	21.97%	19.71%	25.43%
US Equity	American Funds Growth-Income Fund(1) - Class 2 Capital Research and Management CompanySM	0.54%	0.25%	0.79%	24.10%	15.42%	16.39%
US Fixed Income	American Funds The Bond Fund of America*(1) - Class 2 Capital Research and Management CompanySM	0.45%	0.25%	0.70%	-0.31%	3.27%	4.25%
Allocation	American Funds® Balanced Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	0.97%	—	—	12.14%	11.61%	10.22%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
					1 YEAR	5 YEAR	10 YEAR
Allocation	American Funds® Growth Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	1.01%	—	—	15.91%	13.89%	12.35%
Allocation	American Funds® Moderate Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	0.94%	—	—	9.64%	9.44%	8.33%
International Equity	Baillie Gifford International Stock Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.96%	—	—	-0.99%	13.08%	9.70%
International Equity	Baillie Gifford International Stock Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.86%	—	—	-0.91%	13.18%	9.81%
US Fixed Income	BlackRock Bond Income Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.62%	—	—	-0.69%	4.00%	3.60%
US Fixed Income	BlackRock Bond Income Portfolio† - Class E Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.52%	—	—	-0.60%	4.10%	3.70%
US Equity	BlackRock Capital Appreciation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.87%	—	—	20.88%	25.13%	18.34%
Allocation	BlackRock Global Tactical Strategies Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: BlackRock Financial Management, Inc.	0.93%	—	—	9.79%	7.76%	6.81%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
					1 YEAR	5 YEAR	10 YEAR
US Fixed Income	BlackRock Ultra-Short Term Bond Portfolio*(2) - Class B Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.61%	—	—	-0.45%	0.76%	0.39%
Allocation	Brighthouse Asset Allocation 100 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.97%	—	—	18.13%	14.64%	12.88%
Allocation	Brighthouse Asset Allocation 20 Portfolio* - Class B Brighthouse Investment Advisers, LLC	0.85%	—	—	3.69%	5.73%	5.03%
Allocation	Brighthouse Asset Allocation 40 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.85%	—	—	7.42%	7.84%	7.10%
Allocation	Brighthouse Asset Allocation 60 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.88%	—	—	10.90%	10.18%	9.20%
Allocation	Brighthouse Asset Allocation 80 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.92%	—	—	14.71%	12.62%	11.26%
Allocation	Brighthouse Balanced Plus Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: Overlay Portion: Pacific Investment Management Company LLC	0.89%	—	—	7.54%	10.39%	9.22%
US Equity	Brighthouse/Artisan Mid Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	1.00%	—	—	26.59%	10.04%	10.72%
US Equity	Brighthouse/Artisan Mid Cap Value Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	0.90%	—	—	26.71%	10.15%	10.83%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
					1 YEAR	5 YEAR	10 YEAR
US Fixed Income	Brighthouse/Franklin Low Duration Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.	0.72%	—	—	0.28%	1.75%	1.78%
Allocation	Brighthouse/Wellington Balanced Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.76%	—	—	13.73%	12.56%	11.36%
Allocation	Brighthouse/Wellington Balanced Portfolio† - Class E Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.66%	—	—	13.86%	12.68%	11.48%
US Equity	Brighthouse/Wellington Core Equity Opportunities Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.85%	—	—	24.11%	16.33%	14.46%
US Equity	Brighthouse/Wellington Core Equity Opportunities Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.75%	—	—	24.23%	16.44%	14.58%
US Equity	Brighthouse/Wellington Large Cap Research Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.78%	—	—	24.03%	17.85%	16.04%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
					1 YEAR	5 YEAR	10 YEAR
US Equity	Brighthouse/Wellington Large Cap Research Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.68%	—	—	24.20%	17.96%	16.16%
Sector	CBRE Global Real Estate Portfolio - Class B (formerly known as Clarion Global Real Estate Portfolio - Class B) Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	0.87%	—	—	34.42%	10.02%	9.01%
US Equity	Frontier Mid Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.95%	—	—	14.38%	18.60%	15.20%
US Equity	Frontier Mid Cap Growth Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.85%	—	—	14.48%	18.72%	15.31%
International Equity	Harris Oakmark International Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	1.01%	—	—	8.44%	7.08%	8.73%
International Equity	Harris Oakmark International Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.91%	—	—	8.52%	7.18%	8.83%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
					1 YEAR	5 YEAR	10 YEAR
Alternative	Invesco Balanced-Risk Allocation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.92%	—	—	9.69%	7.47%	—
Global Equity	Invesco Global Equity Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.82%	—	—	15.47%	18.14%	14.17%
Global Equity	Invesco Global Equity Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.72%	—	—	15.61%	18.27%	14.29%
US Equity	Invesco Small Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	1.05%	—	—	6.93%	18.91%	16.63%
US Equity	Invesco Small Cap Growth Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.95%	—	—	7.01%	19.03%	16.75%
US Equity	Jennison Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.78%	—	—	16.91%	27.14%	20.21%
US Equity	Jennison Growth Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.68%	—	—	17.00%	27.26%	20.32%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
					1 YEAR	5 YEAR	10 YEAR
Allocation	JPMorgan Global Active Allocation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	0.97%	—	—	9.64%	9.27%	—
Allocation	Loomis Sayles Global Allocation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.02%	—	—	14.26%	14.24%	11.33%
US Equity	Loomis Sayles Growth Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.81%	—	—	18.27%	16.29%	15.70%
US Equity	Loomis Sayles Growth Portfolio† - Class E Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.71%	—	—	18.46%	16.41%	15.82%
US Equity	Loomis Sayles Small Cap Core Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.12%	—	—	21.64%	11.67%	12.94%
US Equity	Loomis Sayles Small Cap Core Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.02%	—	—	21.77%	11.78%	13.06%
US Equity	Loomis Sayles Small Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.11%	—	—	9.74%	18.78%	15.50%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
					1 YEAR	5 YEAR	10 YEAR
US Equity	Loomis Sayles Small Cap Growth Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.01%	—	—	9.86%	18.90%	15.61%
US Fixed Income	MetLife Aggregate Bond Index Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.52%	—	—	-2.22%	3.05%	2.38%
US Fixed Income	MetLife Aggregate Bond Index Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.42%	—	—	-2.08%	3.16%	2.48%
US Equity	MetLife Mid Cap Stock Index Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.54%	—	—	24.07%	12.52%	13.64%
US Equity	MetLife Mid Cap Stock Index Portfolio† - Class E Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.44%	—	—	24.23%	12.65%	13.76%
International Equity	MetLife MSCI EAFE® Index Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.63%	—	—	10.48%	9.11%	7.56%
International Equity	MetLife MSCI EAFE® Index Portfolio† - Class E Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.53%	—	—	10.54%	9.23%	7.68%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
					1 YEAR	5 YEAR	10 YEAR
Allocation	MetLife Multi-Index Targeted Risk Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: Overlay Portion: MetLife Investment Management, LLC	0.64%	—	—	9.72%	8.82%	—
US Equity	MetLife Russell 2000® Index Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.55%	—	—	14.23%	11.66%	12.92%
US Equity	MetLife Russell 2000® Index Portfolio† - Class E Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.45%	—	—	14.31%	11.76%	13.02%
US Equity	MetLife Stock Index Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.51%	—	—	28.04%	17.89%	15.97%
US Equity	MetLife Stock Index Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.41%	—	—	28.17%	18.00%	16.09%
International Equity	MFS ® Research International Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.89%	—	—	11.71%	12.29%	8.45%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
					1 YEAR	5 YEAR	10 YEAR
International Equity	MFS ® Research International Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.79%	—	—	11.80%	12.40%	8.56%
Allocation	MFS ® Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.84%	—	—	13.93%	9.61%	9.41%
Allocation	MFS ® Total Return Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.74%	—	—	14.05%	9.72%	9.52%
US Equity	MFS ® Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.82%	—	—	25.30%	12.22%	13.42%
US Equity	MFS ® Value Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.72%	—	—	25.40%	12.34%	13.53%
US Equity	Morgan Stanley Discovery Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.87%	—	—	-10.78%	37.29%	20.60%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
					1 YEAR	5 YEAR	10 YEAR
US Equity	Morgan Stanley Discovery Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.77%	—	—	-10.69%	37.43%	20.72%
US Equity	Neuberger Berman Genesis Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	1.03%	—	—	18.12%	15.42%	13.92%
US Equity	Neuberger Berman Genesis Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.93%	—	—	18.21%	15.54%	14.04%
Alternative	PanAgora Global Diversified Risk Portfolio*‡ - Class B Brighthouse Investment Advisers, LLC Subadviser: PanAgora Asset Management, Inc.	1.09%	—	—	6.39%	8.60%	—
US Fixed Income	PIMCO Inflation Protected Bond Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.78%	—	—	5.42%	5.15%	2.91%
US Fixed Income	PIMCO Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.72%	—	—	-1.39%	3.89%	3.32%
US Fixed Income	PIMCO Total Return Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.62%	—	—	-1.30%	4.00%	3.42%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
					1 YEAR	5 YEAR	10 YEAR
Allocation	Schroders Global Multi-Asset Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Schroder Investment Management North America Inc.; Schroder Investment Management North America Limited	0.92%	—	—	11.42%	7.43%	—
Allocation	SSGA Growth and Income ETF Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.76%	—	—	13.38%	10.04%	8.47%
Allocation	SSGA Growth ETF Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.79%	—	—	17.60%	11.73%	10.03%
US Equity	T. Rowe Price Large Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.82%	—	—	19.95%	23.08%	18.97%
US Equity	T. Rowe Price Large Cap Growth Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.72%	—	—	20.08%	23.21%	19.09%
US Equity	T. Rowe Price Mid Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.95%	—	—	14.98%	17.90%	16.28%
US Equity	T. Rowe Price Mid Cap Growth Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.85%	—	—	14.98%	18.02%	16.40%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
					1 YEAR	5 YEAR	10 YEAR
US Equity	T. Rowe Price Small Cap Growth Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.74%	—	—	11.36%	15.95%	15.61%
US Equity	T. Rowe Price Small Cap Growth Portfolio† - Class E Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.64%	—	—	11.49%	16.08%	15.73%
US Equity	Victory Sycamore Mid Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.	0.84%	—	—	31.80%	12.47%	11.98%
US Equity	Victory Sycamore Mid Cap Value Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.	0.74%	—	—	31.91%	12.58%	—
US Fixed Income	Western Asset Management Government Income Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.69%	—	—	-1.97%	3.07%	2.29%
US Fixed Income	Western Asset Management Strategic Bond Opportunities Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.79%	—	—	2.61%	5.30%	4.96%
US Fixed Income	Western Asset Management Strategic Bond Opportunities Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.69%	—	—	2.68%	5.39%	5.06%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
					1 YEAR	5 YEAR	10 YEAR
US Fixed Income	Western Asset Management U.S. Government Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.73%	—	—	-1.77%	2.22%	1.71%
US Fixed Income	Western Asset Management U.S. Government Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.63%	—	—	-1.60%	2.33%	1.82%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
†	The Portfolio is no longer available for additional allocations.
‡	Prior to the opening of business on May 2, 2022, the PanAgora Global Diversified Risk Portfolio of Brighthouse Funds Trust I merged with and into the PanAgora Global Diversified Risk Portfolio II (formerly AQR Global Risk Balanced Portfolio) of Brighthouse Funds Trust I. Values prior to May 2, 2022 reflect the performance of the PanAgora Global Diversified Risk Portfolio. Effective at close of business on April 29, 2022, the PanAgora Global Diversified Risk Portfolio II was renamed the PanAgora Global Diversified Risk Portfolio.
(1)	The Portfolio has an additional platform fee of .25%. This amount is included in the Mortality and Expense Risk Charge and is not a separate charge.
(2)	The BlackRock Ultra-Short Term Bond Division is only available in the C Class Deferred Annuity purchased after April 30, 2003, and Deferred Annuities issued in New York State and Washington State with the GMIB I, the GMIB II, the GMIB Plus I, the GMIB Plus II, the GWB I, the Enhanced GWB, the LWG I, the LWG II or the EDB I.
Some of the investment choices may not be available under the terms of your Deferred Annuity. Your Contract or other correspondence we provide You will indicate the Divisions that are available to You.

APPENDIX B — INVESTMENT ALLOCATION RESTRICTIONS FOR CERTAIN OPTIONAL BENEFITS
If You elected the GMIB Plus I or LWG I You are limited to allocating your purchase payments and Account Balance among the following funding options:
GMIB Plus I	LWG I
Brighthouse Asset Allocation 20 Division	Brighthouse Asset Allocation 20 Division
Brighthouse Asset Allocation 40 Division	Brighthouse Asset Allocation 40 Division
Brighthouse Asset Allocation 60 Division	Brighthouse Asset Allocation 60 Division
Brighthouse Asset Allocation 80 Division	Brighthouse Asset Allocation 80 Division
American Funds® Moderation Allocation Division	BlackRock Ultra-Short Term Bond Division (available with C Class Deferred Annuities issued after April 30, 2003, and in New York State and Washington State only)
American Funds® Balanced Allocation Division	American Funds® Moderate Allocation Division
American Funds® Growth Allocation Division	American Funds® Balanced Allocation Division
Fixed Account	American Funds® Growth Allocation Division
SSGA Growth ETF Division	SSGA Growth ETF Division
SSGA Growth and Income ETF Division	SSGA Growth and Income ETF Division
BlackRock Ultra-Short Term Bond Division (where available)	AB Global Dynamic Allocation Division
AB Global Dynamic Allocation Division
BlackRock Global Tactical Strategies Division
BlackRock Global Tactical Strategies Division,	Brighthouse Balanced Plus Division
Brighthouse Balanced Plus Division	Invesco Balanced-Risk Allocation Division
Invesco Balanced-Risk Allocation Division	JPMorgan Global Active Allocation Division
JPMorgan Global Active Allocation Division	MetLife Aggregate Bond Index Division
MetLife Aggregate Bond Index Division	MetLife Multi-Index Targeted Risk Division
MetLife Multi-Index Targeted Risk Division	PanAgora Global Diversified Risk Division
PanAgora Global Diversified Risk Division	Western Asset Management® Government Income Division
Western Asset Management® Government Income Division	Schroders Global Multi-Asset Division
Schroders Global Multi-Asset Division
If You elect the LWG II, the GMIB Plus II or the EDB I, You must comply with certain investment allocation restrictions. Specifically, You must allocate according to either Option (A) or Option (B) below. The Enhanced Dollar Cost Averaging Program is available in either Option (A) or Option (B). Only certain of the automated investment strategies are available under Option (A) and Option (B). (See “Optional Automated Investment Strategies and Optional Enhanced Dollar Cost Averaging Program” and the charts titled “Enhanced Dollar Cost Averaging (“EDCA”) Program and Automated Investment Strategies”).

Option A(1)(2)
100% of purchase payments or Account Balance to the following Investment Choices
	AB Global Dynamic Allocation Division	Brighthouse Balanced Plus Division
	American Funds® Balanced Allocation Division	Invesco Balanced-Risk Allocation Division
	American Funds® Moderate Allocation Division	JPMorgan Global Active Allocation Division
MetLife Multi-Index Targeted Risk Division
	BlackRock Global Tactical Strategies Division	PanAgora Global Diversified Risk Division
	Brighthouse Asset Allocation 20 Division	Schroders Global Multi-Asset Division
	Brighthouse Asset Allocation 40 Division	SSGA Growth and Income ETF Division
Brighthouse Asset Allocation 60 Division
(1)	You may also allocate purchase payments or Account Balance to the Fixed Account and the BlackRock Ultra-Short Term Bond Division (where available), and may also allocate purchase payments to the EDCA program, provided that your destination portfolios are one or more of the above listed Divisions; You may not allocate purchase payments to an automated investment strategy.
(2)	For Contracts for which applications and necessary information were received at your Administrative Office prior to May 4, 2009, the following Divisions are also available under Option (A): American Funds® Growth Allocation Division, Brighthouse Asset Allocation 80 Division, and SSGA Growth ETF Division.
OR
Option B(1)(2)
Platform 1 (at least 30% of purchase payments or Account Balance to the following investment choices and/or to the Fixed Account and the BlackRock Ultra-Short Term Bond Division (where available)
	American Funds Bond	BlackRock Bond Income
	Brighthouse/Franklin Low Duration Total Return	MetLife Aggregate Bond Index
	PIMCO Inflation Protection Bond	PIMCO Total Return
	Western Asset Management® Government Income	Western Asset Management U.S. Government
Platform 2 (up to 70% of purchase payments or Account Balance to the following investment choices)
	AllianceBernstein Global Dynamic Allocation	Invesco Global Equity
	American Funds Growth	Jennison Growth
	American Funds Growth-Income	JPMorgan Global Active Allocation
Loomis Sayles Global Allocation
	Baillie Gifford International Stock	Loomis Sayles Growth

	BlackRock Capital Appreciation	MetLife Multi-Index Targeted Risk
	BlackRock Global Tactical Strategies	MetLife MSCI EAFE® Index
	Brighthouse Asset Allocation 100	MetLife Stock Index
	Brighthouse Balanced Plus	MFS ® Research International
	Brighthouse/Wellington Balanced	MFS ® Total Return
	Brighthouse/Wellington Core Equity Opportunities	MFS ® Value
	Brighthouse/Wellington Large Cap Research	PanAgora Global Diversified Risk
	Harris Oakmark International	Schroders Global Multi-Asset
	Invesco Balanced-Risk Allocation	T. Rowe Price Large Cap Growth
Western Asset Management StrategicBond Opportunities
Platform 3 (up to 15% of purchase payments or Account Balance to the following investment choices)
	Brighthouse/Artisan Mid Cap Value	Frontier Mid Cap Growth
	MetLife Mid Cap Stock Index	Morgan Stanley Discovery
	T. Rowe Price Mid Cap Growth	Victory Sycamore Mid Cap Value
Platform 4 (up to 15% of purchase payments or Account Balance to the following investment choices)
	American Funds Global Small Capitalization	Clarion Global Real Estate
	Invesco Small Cap Growth	Loomis Sayles Small Cap Core
	Loomis Sayles Small Cap Growth	MetLife Russell 2000® Index
	Neuberger Berman Genesis	T. Rowe Price Small Cap Growth
(1)	For Contracts for which applications and necessary information were received at your Administrative Office prior to May 4, 2009 the following investment allocation restrictions apply under Option (B): You must allocate at least 15% of purchase payments or Account Balance to Platform 1 investment choices and/or the Fixed Account and the BlackRock Ultra-Short Term Bond Division (where available) and You may allocate up to 85% of purchase payments or Account Balance to Platform 2 investment choices (the percentages for Platforms 3 and 4 are the same as those listed above)
(2)	We determine whether an investment choice is classified as Platform 1, Platform 2, Platform 3 or Platform 4. We may determine or change the classification of an investment choice in the event that an investment choice is added, deleted, substituted, merged or otherwise reorganized. You will not be required to reallocate purchase payments or Account Balance that You allocated to an investment choice before we changed its classification, unless You make a new purchase payment or request a transfer among investment choices (other than pursuant to rebalancing and an Enhanced Dollar Cost Averaging Program in existence at the time the classification of the investment choice changed). If You make a new purchase payment or request a transfer among investment choices, You will be required to take the new classification into account in the allocation of your entire Account Balance. We will provide You with prior written notice of any changes in classification of investment choices.
If You elect the Index Selector You are limited to allocating your purchase payments and Account Balance among the following funding options and the Fixed Account (or the BlackRock Ultra-Short Term Bond Division in lieu of the Fixed Account for the C Class Deferred Annuities, a Deferred Annuity issued in New York State and Washington State with GMIB I, GMIB II, GWB I, Enhanced GWB or the LWG I):
Index Selector
MetLife Aggregate Bond Index
MetLife Stock Index
MetLife MSCI EAFE Index
MetLife Russell 2000 Index
MetLife Mid Cap Stock Index

The asset allocation Divisions available if you choose the GMAB and the percentage of purchase payments that determine the guaranteed amount and the number of years to the Maturity Date for each are:
Division	Guaranteed Amount (% of Purchase Payments)	Years to Maturity Date
Brighthouse Asset Allocation 20 Division	130%	10 years
Brighthouse Asset Allocation 40 Division	120%	10 years
Brighthouse Asset Allocation 60 Division	110%	10 years
Optional Enhanced Dollar Cost Averaging Program and Automated Investment Strategies. The Enhanced Dollar Cost Averaging Program is available in either Option (A) or Option (B). If You choose to allocate according to Option (B) above, and You choose to allocate a purchase payment to the Enhanced Dollar Cost Averaging Program, You must allocate the entire purchase payment to that program. Any transfer from an Enhanced Dollar Cost Averaging Program balance must be allocated in accordance with the limitations described above. In addition, if You made previous purchase payments before allocating a purchase payment to the Enhanced Dollar Cost Averaging Program, all transfers from the Enhanced Dollar Cost Averaging Program balance must be allocated to the same Divisions as your most recent allocations for purchase payments. The Rebalancer is available in Option (A). Only the Conservative and Conservative to Moderate Models of Index Selector are available in Option (A). Index Selector is not available if You choose Option (B).
Your purchase payments and transfer requests must be allocated in accordance with the above limitations. We will reject any purchase payments or transfer requests that do not comply with the above limitations.
Rebalancing. If You choose to allocate according to Option (B) above, we will rebalance your Account Balance on a quarterly basis based on your most recent allocation of purchase payments that complies with the allocation limitations described above. We will also rebalance your Account Balance when we receive a subsequent purchase payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your Account Balance on the date that is three months from the optional benefit issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the first day of the following month. We will subsequently rebalance your Account Balance on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a business day, the reallocation will occur on the next business day. Withdrawals from the Contract will not result in rebalancing on the date of withdrawal. The rebalancing requirement described above does not apply if You choose to allocate according to Option (A) above.

APPENDIX C — PREMIUM TAX TABLE
Premium tax rates are subject to change. At present the Company pays premium taxes in the following jurisdictions at the rates shown.
Jurisdiction	Contracts Used With Tax Qualified Retirement Plans	All Other Contracts
California	0.50%*	2.35%
Colorado	0.00%	2.00%
Florida(1)	1.00%	1.00%
Maine(2)	—	2.00%
Nevada	—	3.50%
Puerto Rico(3)	1.00%	1.00%
South Dakota(4)	—	1.25%
Wyoming	—	1.00%
* Contracts sold to §408(a) IRA Trusts are taxed at 2.35%.
See “Premium Tax Charges” in the prospectus for more information about how premium taxes affect the Contracts.
(1)	Annuity purchase payments are exempt from taxation provided that the tax savings are passed back to the Contract Owners. Otherwise, they are taxable at 1.0%.
(2)	Special rate of 1% applies for certified Long Term Care and qualified group disability Contracts.
(3)	The Company will not deduct premium taxes paid by us to Puerto Rico from purchase payments, Contract Value, withdrawals, death benefits or income payments.
(4)	Special rate applies for large case annuity Contracts. Rate is 0.08% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case Contracts is not subject to retaliation.
C-1

The SAI includes additional information about the Deferred Annuities and Separate Account. To view and download the SAI, please visit our dfinview.com/metlife/tahd/MET000204. To request a free copy of the SAI you can send an e-mail to RCG@metlife.com, write or call:
Metropolitan Life Insurance Company
Attn: Fulfillment Unit – PPS
PO Box 10342
Des Moines, IA 50306-0342
(800) 638-7732
This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.
Reports and other information about the Contracts and the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C000003506

METROPOLITAN LIFE INSURANCE COMPANY
METROPOLITAN LIFE SEPARATE ACCOUNT E
PREFERENCE PLUS SELECT® VARIABLE ANNUITY CONTRACTS
B Class, Bonus Class, C Class and L Class
STATEMENT OF ADDITIONAL INFORMATION
FORM N-4 PART B
May 1, 2022
This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus dated May 1, 2022 relating to B Class, Bonus Class, C Class and L Class of the Preference Plus Select Deferred Variable Annuities, and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained by visiting dfinview.com/metlife/tahd/MET000204, calling (800) 638-7732 or writing to us at Metropolitan Life Insurance Company, Attn: Fulfillment Unit-PPS, PO Box 10342, Des Moines, IA 50306-0342.
Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the section entitled “Important Terms You Should Know” of the Prospectus for Preference Plus Select Contracts dated May 1, 2022.
SAI-1

Page
HISTORY	SAI-3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-3
PRINCIPAL UNDERWRITER	SAI-3
CUSTODIAN	SAI-3
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT	SAI-4
EXPERIENCE FACTOR	SAI-5
VARIABLE INCOME PAYMENTS	SAI-6
Assumed Investment Return (AIR)	SAI-6
Amount of Income Payments	SAI-6
Annuity Unit Value	SAI-6
Reallocation Privilege	SAI-6
CALCULATING THE ANNUITY UNIT VALUE	SAI-7
Determining the Variable Income Payment	SAI-8
ADVERTISEMENT OF THE SEPARATE ACCOUNT	SAI-9
VOTING RIGHTS	SAI-12
Disregarding Voting Instructions	SAI-12
TAXES	SAI-12
Non-Qualified Annuity Contracts	SAI-12
Diversification	SAI-12
ERISA	SAI-13
Federal Estate Taxes	SAI-14
Generation-Skipping Transfer Tax	SAI-14
Annuity Purchase Payments By Nonresident Aliens and Foreign Corporations	SAI-15
FINANCIAL STATEMENTS	SAI-15
SAI-2

HISTORY
Metropolitan Life Separate Account E (the “Variable Account”) is a separate account of Metropolitan Life Insurance Company (the “Company”). The Variable Account was first established on September 27, 1983 and meets the definition of a separate account under the federal securities laws, and complies with the provisions of the Investment Company Act of 1940, as amended. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statements of assets and liabilities comprising each of the Divisions of Metropolitan Life Separate Account E as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the years in or partial periods included within the two-year period ended December 31, 2021, and the financial highlights for each of the years in or partial periods included within the five-year period ended December 31, 2021 included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial highlights are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The financial statements of Metropolitan Life Insurance Company as of December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.
PRINCIPAL UNDERWRITER
MetLife Investors Distribution Company (“MLIDC”) serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDC’s principal executive offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is affiliated with the Company and the Separate Account.
CUSTODIAN
Metropolitan Life Insurance Company (“MetLife”), 200 Park Avenue, New York, NY 10166, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.
SAI-3

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT
Information about the distribution of the Contracts is contained in the Prospectus (see “Who Sells the Deferred Annuities”). Additional information is provided below.
Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.
The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter with respect to the Contracts over the past three years.
Underwriting Commissions
Year	Underwriting Commissions Paid to the Distributor by the Company	Amount of Underwriting Commissions Retained by the Distributor
2021	$47,762,828	$0
2020	$41,741,244	$0
2019	$40,783,164	$0
SAI-4

EXPERIENCE FACTOR
We use the term “experience factor” to describe investment performance for a Division. We calculate Accumulation Unit Values once a day on every day the Exchange is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the “Valuation Period.” We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred.
The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the Valuation Period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Deferred Annuity.
Below is a chart of the daily factors for each class of the Deferred Annuity and the various death benefits and Earnings Preservation Benefit:
Separate Account charges for all Divisions except American Funds Growth-Income, the American Funds® Growth and American Funds Global Small Capitalization (Daily Factor) are:
	B Class	Bonus Class (Years 1-7)*	C Class	L Class
Basic Death Benefit	0.000034247	0.000046575	0.000045205	0.000041096
Annual Step-Up Death Benefit	0.000039726	0.000052055	0.000050685	0.000046575
Greater of Annual Step-Up or 5% Annual Increase Death Benefit	0.000043836	0.000056164	0.000054795	0.000050685
Additional Charge for Earnings Preservation Benefit	0.000006849	0.000006849	0.000006849	0.000006849

*	Applies only for the first seven years; Separate Account charges are reduced after seven years to those of B Class.
Separate Account charges for the American Funds Growth-Income, the American Funds® Growth and American Funds Global Small Capitalization Divisions (Daily Factor) are:
	B Class	Bonus Class (Years 1-7)*	C Class	L Class
Basic Death Benefit	0.000041096	0.000053425	0.000052055	0.000047945
Annual Step-Up Death Benefit	0.000046575	0.000058904	0.000057534	0.000053425
Greater of Annual Step-Up or 5% Annual Increase Death Benefit	0.000050685	0.000063014	0.000061644	0.000057534
Additional Charge for Earnings Preservation Benefit	0.000006849	0.000006849	0.000006849	0.000006849

*	Applies only for the first seven years; Separate Account charges are reduced after seven years to those of B Class.
SAI-5

VARIABLE INCOME PAYMENTS
Assumed Investment Return (AIR)
The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 4% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.
Amount of Income Payments
The cash You receive periodically from a Division (after your first payment if paid within 10 days of the issue date) will depend upon the number of Annuity Units held in that Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.
The Deferred Annuity specifies the dollar amount of the initial variable income payment for each Division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific Division (net any applicable premium tax owed or Contract charge), the AIR, the age and/or sex (where permitted) of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Division to determine the number of Annuity Units held in that Division. The number of Annuity Units held remains fixed for the duration of the Contract (if no reallocations are made).
The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.
Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the Owner that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the Owner will be given the benefit of the higher rates. Although guaranteed annuity rates for the Bonus Class are the same as for the other classes of the Deferred Annuity, current rates for the Bonus Class may be lower than the other classes of the Deferred Annuity and may be less than the currently issued Contract rates.
Annuity Unit Value
The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Deferred Annuities is calculated and is based on the same change in investment performance in the Separate Account. (See “The Value of Your Income Payments” in the Prospectus.)
Reallocation Privilege
The annuity purchase rate is the dollar amount You would need when You annuitize Your Contract to receive $1 per payment period. For example, if it would cost $50 to buy an annuity that pays You $1 a month for the rest of your life, then the annuity purchase rate for that life income annuity is $50. The annuity purchase rate is based on the annuity income payment type You choose, an interest rate, and Your age, sex (where permitted) and number of payments remaining. The annuity purchase rate is reset each valuation date to reflect any changes in these components. The reset annuity purchase rate represents the cost You would incur if You were choosing the same income option You have in light of this updated information.
When You request a reallocation from a Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.
•	First, we update the income payment amount to be reallocated from the Division based upon the applicable Annuity Unit Value at the time of the reallocation;
•	Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;
SAI-6

•	Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;
•	Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.
When You request a reallocation from one Division to another, Annuity Units in one Division are liquidated and Annuity Units in the other Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Division to which You have reallocated.
You generally may make a reallocation on any day the Exchange is open. At a future date We may limit the number of reallocations You may make, but never to fewer than one a month. If We do so, We will give You advance written notice. We may limit a Beneficiary’s ability to make a reallocation.
Here are examples of the effect of a reallocation on the income payment:
•	Suppose You choose to reallocate 40% of your income payment supported by Division A to the Fixed Income Option and the recalculated income payment supported by Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 × ($125 ÷ $100) or $50, and your income payment supported by Division A will be decreased by $40. (The number of Annuity Units in Division A will be decreased as well.)
•	Suppose You choose to reallocate 40% of your income payment supported by Division A to Division B and the recalculated income payment supported by Division A is $100. Then, your income payment supported by Division B will be increased by $40 and your income payment supported by Division A will be decreased by $40. (Changes will also be made to the number of Annuity Units in both Divisions as well.)
CALCULATING THE ANNUITY UNIT VALUE
We calculate Annuity Unit Values once a day on every day the Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the Valuation Period. We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go down. To calculate an Annuity Unit Value, we first subtract from the experience factor the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was Calculated; the resulting number is the net investment return. We then multiply the experience factor net investment return for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 4% and a one day Valuation Period, the factor is .99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in your Deferred Annuity and the laws in your state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.
The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.
Illustration of Calculation of Annuity Unit value
1. Annuity Unit Value, beginning of period	$10.20000
2. Experience factor (less insurance-related/Separate Account charges) for period	1.023558
3. Daily adjustment for 4% of Assumed Investment Return	99989255
4. (2) x (3)	1.023448
5. Annuity Unit Value, end of period (1) x (4)	$10.4391
SAI-7

Illustration of Annuity Payments
(Assumes the first monthly payment is made within 10 days of the issue date of the Income Annuity)
Annuitant age 65, Life Annuity with 120 Payments Guaranteed
1. Number of Accumulation Units as of Annuity Date	1,500.00
2. Accumulation Unit Value	$11.80000
3. Accumulation Unit Value of the Deferred Annuity (1) x (2)	$17,700.00
4. First monthly income payment per $1,000 of Accumulation Value	$5.63
5. First monthly income payment (3) × (4) ÷ 1,000	$99.65
6. Assume Annuity Unit Value as of Annuity Date equal to	$10.80000
7. Number of Annuity Units (5) ÷ (6)	9.2269
8. Assume Annuity Unit Value for the second month equal to (10 days prior to payment)	$10.97000
9. Second monthly Annuity Payment (7) × (8)	$101.22
10. Assume Annuity Unit Value for third month equal to	$10.52684
11. Next monthly Annuity Payment (7) × (10)	$97.13
Determining the Variable Income Payment
Variable income payments can go up or down based upon the investment performance of the Divisions. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the Divisions is compared. The higher the AIR, the higher the first variable income payment will be.
Subsequent variable income payments will increase only to the extent that the investment performance of the Divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the Divisions.
SAI-8

ADVERTISEMENT OF THE SEPARATE ACCOUNT
From time to time We advertise the performance of Divisions. For the Divisions, this performance will be stated in terms of either “yield,” “change in Accumulation Unit Value,” “change in Annuity Unit Value” or “average annual total return” or some combination of the foregoing. Yield, change in Accumulation Unit Value, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements state the net income generated by an investment in a particular Division for a thirty-day period or month, which will be specified in the advertisement, and then expressed as a percentage yield of that investment. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to: 2[(a-b/cd+1)6-1], where “a” represents dividends and interest earned during the period; “b” represents expenses accrued for the period (net of reimbursements); “c” represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and “d” represents the maximum offering price per share on the last day of the period. This percentage yield is then compounded semiannually. Change in Accumulation Unit Value or Annuity Unit Value (“Non-Standard Performance”) refers to the comparison between values of Accumulation Units or Annuity Units over specified periods in which a Division has been in operation, expressed as a percentages and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value or Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Change in Accumulation Unit Value is expressed by this formula [UV\1\/UV\0\ (annualization factor)]-1, where UV\1\ represents the current unit value and UV\0\ represents the prior unit value. The annualization factor can be either (1/number of years) or (365/number of days). Yield and change in Accumulation Unit Value figures do not reflect the possible imposition of a Withdrawal Charge for the Deferred Annuities, of up to 9% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Average annual total return (“Standard Performance”) differs from the change in Accumulation Unit Value and Annuity Unit Value because it assumes a steady rate of return and reflects all expenses and applicable withdrawal charges. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1+T)n=ERV, where “P” represents a hypothetical initial payment of $1,000; “T” represents average annual total return; “n” represents number of years; and “ERV” represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion). Performance figures will vary among the various classes of the Deferred Annuities and the Divisions as a result of different Separate Account charges and withdrawal charges since the Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity.
Performance may be calculated based upon historical performance of the underlying Portfolios of the Brighthouse Funds Trust I, Brighthouse Funds Trust II, and American Funds® and may assume that the Deferred Annuities were in existence prior to their inception date. After the inception date, actual Accumulation Unit or Annuity Unit data is used.
Historical performance information should not be relied on as a guarantee of future performance results.
Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its Divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS® and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor’s 500 Composite Stock Price Index, the Standard & Poor’s Mid Cap 400 Index, the Standard & Poor’s North American Technology Sector Index, the Standard & Poor’s North American Natural Resources Sector Index, the S&P/LSTA Leveraged Loan Index, the Russell 3000 Growth Index, the Russell 3000 Value Index, the Russell 2000® Index, the Russell MidCap Index, the Russell MidCap Growth Index, the Russell MidCap Value Index, the Russell 2000® Growth Index, the Russell 2000® Value Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the NASDAQ Composite Index, the MSCI World Index, the MSCI All Country World Index, the MSCI All Country World ex-U.S. Index, the MSCI World ex-U.S. Small Cap Index, the MSCI All Country World Small Cap Index, the MSCI U.S. Small Cap Growth Index, the MSCI Emerging Markets Index, the MSCI EAFE® Index, the Lipper Intermediate Investment Grade Debt Funds Average, the Lipper Global Small-Cap Funds Average, the Lipper Capital Appreciation Funds Index, the Lipper Growth Funds Index, the Lipper Growth & Income Funds Index, the Dow Jones Moderate Index, the Dow Jones Moderately Aggressive Index,
SAI-9

the Dow Jones Moderately Conservative Index, the Dow Jones Aggressive Index, the Dow Jones Conservative Index, the Dow Jones U.S. Small-Cap Total Stock Market Index, the Citigroup World Government Bond Index, the Citigroup World Government Bond Index (WGBI) ex-U.S., the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays U.S. Credit Index, the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index, the Bloomberg Barclays U.S. TIPS Index, the Bloomberg Barclays U.S. Universal Index, the Bloomberg Barclays U.S. Government Bond Index, the Bloomberg Barclays U.S. Intermediate Government Bond Index, the Bank of America Merrill Lynch High Yield Master II Constrained Index and Hybrid Index and the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.
Performance may be shown for certain investment strategies that are available under the Deferred Annuities. The first is the “Equity Generator®”.
Under the “Equity Generator®”, an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Account is transferred to a Division. The second strategy is the “Index Selector®”. Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the MetLife Aggregate Bond Index, MetLife Stock Index, MetLife MSCI EAFE® Index, MetLife Russell 2000® Index and MetLife Mid Cap Stock Index Divisions and the Fixed Account (or the BlackRock Ultra-Short Term Bond Division for the C Class Deferred Annuity or a Deferred Annuity, when available, with an optional GMIB issued in New York State) in order to bring the percentage of the total Account Balance in each of these Divisions and Fixed Account (or Ultra-Short Term Bond Division) back to the current allocation of Your choice of one of several asset allocation models. The elements which form the basis of the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.
An “Equity Generator” Return or “Index Selector” Return for a model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The “Return” is each case will assume that no withdrawals have occurred other or unrelated transactions. We assume the Separate Account charge reflects the Basic Death Benefit. The information does not assume the charges for the Earnings Preservation Benefit or GMIB. We may also show Index Selector strategies using other Divisions for which there strategies are made available in the future. If We do so, performance will be calculated in the same manner as described above, using the appropriate account and/or Division.
For purposes of presentation of Non-Standard Performance, We may assume the Deferred Annuities were in existence prior to the inception date of the Divisions in the Separate Account that funds the Deferred Annuity. In these cases, We calculate performance based on the historical performance of Brighthouse Trust I, Brighthouse Trust II, and American Funds® Portfolios since the Portfolio inception date. We use the actual Accumulation Unit or Annuity Unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date. We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual Accumulation Unit or Annuity Unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities had been introduced as of the Portfolio inception date.
Past performance is no guarantee of future results.
We may demonstrate hypothetical future values of Account Value over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.
We may demonstrate hypothetical future values of Account Value for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.
SAI-10

We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment- related charge and the charge for the optional benefit being illustrated.
We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.
We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.
We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.
Any illustration should not be relied on as a guarantee of future results.
SAI-11

VOTING RIGHTS
In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to all the Deferred Annuities described in the Prospectus) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having voting interests in the corresponding Divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.
Accordingly, You have voting interests under all the Deferred Annuities described in the Prospectus. The number of shares held in each Division deemed attributable to You is determined by dividing the value f Accumulation or Annuity Units attributable to You in that Division, if any, by the net asset value of one share in the Portfolio in which the assets in that Division are invested. Fractional votes will be counted. The number of shares for which You have the right to give instructions will be determined as of the record date for the meeting.
Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including all the Deferred Annuities described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.
Qualified retirement plans which invest directly in the Portfolios do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the Division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.
You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity, in your sole discretion.
You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.
Disregarding Voting Instructions
MetLife may disregard voting instructions under the following circumstances (1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority; (2) to refrain from making any change in the investment policies or any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Brighthouse Trust I’s, Brighthouse Trust II’s, American Funds’®, and Fidelity® Funds’ boards of directors, provided MetLife’s disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio’s objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.
TAXES
Non-Qualified Annuity Contracts
Diversification
In order for your non-qualified Contract to be considered an annuity contract for federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Failure to meet these standards would result in immediate taxation to Contract Owners of gains under their Contracts. Inadvertent failure to meet these standards may be correctable.
SAI-12

Changes to Tax Rules and Interpretations
Changes to applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively.
We reserve the right to amend your Contract where necessary to maintain its status as a Variable Annuity Contract under federal tax law and to protect You and other Contract Owners in the Divisions from adverse tax consequences.
3.8 % Medicare Tax
The 3.8 % Medicare tax applies to the lesser of (1) “net investment income” or (2) the excess of the modified adjusted gross income over the applicable threshold amount, $250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately and $200,000 for single filers and will result in the following top tax rates on investment income:
Capital Gains	Dividends	Other
23.8%	40.8%	40.8%
Qualified Annuity Contracts
Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract Owners and plan participants.
Traditional IRA
Established by an individual, or employer as part of an employer plan.
SIMPLE
Established by a for-profit employer with fewer that 100 employees, based on IRA accounts for each participant.
SEP
Established by a for-profit employer, based on IRA accounts for each participant. Generally, employer only contributions. If the SEP-IRA permits non-SEP contributions, employee can make regular IRA contributions (including IRA catch-up contributions) to the SEP-IRA, up to the maximum annual limit.
Roth IRA/Designated Roth Accounts
Individual or employee plan contributions made to certain plans on an after-tax basis. An IRA may be established as a Roth IRA, and 401(k), 403(b) and 457(b) plans may provide for Roth accounts.
ERISA
If your plan is subject to ERISA and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Contract may be subject to your spouse’s rights as described below.
Generally, the spouse must give qualified consent whenever You elect to:
(a)	Choose income payments other than on a qualified joint and survivor annuity basis (“QJSA”) (one under which we make payments to You during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any): or choose to waive the qualified pre-retirement survivor annuity benefit (“QPSA”) (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);
SAI-13

(b)	Make certain withdrawals under plans for which a qualified consent is required;
(c)	Name someone other than the spouse as your beneficiary; or
(d)	Use your accrued benefit as security for a loan exceeding $5,000.
Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of the QJSA generally must be executed during the 180 day period (90 days for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise.
The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which You attain age 35. The waiver period for the QPSA ends on the date of your death.
If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.
Comparison of Plan Limits for Individual Contributions:
Plan Type	Elective Contribution	Catch-up Contribution
IRA (Traditional and Roth)	$6,000	$1,000
SIMPLE	$14,000*	$3,000
SEP	(Employer contributions only)

*	If you participate in any other employer plan during the year and have elective salary reductions under those plans, the total amount of salary reduction contributions that you can make to all plans in which you participate is limited to $20,500 in 2022.
Dollar limits are for 2022 and subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions such that the total annual plan contributions do not exceed the lesser of $61,000 or 100% of an employee’s compensation for 2022.
Federal Estate Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract, You should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
SAI-14

Annuity Purchase Payments By Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity Contract purchase.
FINANCIAL STATEMENTS
The financial statements and financial highlights comprising each of the Divisions of the Separate Account and the consolidated financial statements of the Company are included herein.
The financial statements of the Company should be considered only as bearing upon the ability of Metropolitan Life Insurance Company to meet its obligations under the contract.
SAI-15
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Metropolitan Life Separate Account E
and Board of Directors of
Metropolitan Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Metropolitan Life Separate Account E (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2A as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 8 for each of the five years in the period then ended for the Divisions, except for the Divisions included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Divisions and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Divisions Comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
FTVIPT Templeton Foreign VIP Division	For the year ended December 31, 2021	For the year ended December 31, 2021 (Had no net assets at December 31, 2020)	For the years ended December 31, 2021, 2018, and 2017 (Had no net assets at December 31, 2020 and 2019)
Fidelity® VIP Freedom 2035 Division Fidelity® VIP Freedom 2045 Division	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended December 31, 2021, 2020, 2019, and the period from April 30, 2018 (commencement of operations) through December 31, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2021, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 25, 2022

We have served as the Separate Account's auditor since 1984.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	American Funds® Global Growth Division	American Funds® Global Small Capitalization Division	American Funds® Growth Division	American Funds® Growth-Income Division
Assets:
Investments at fair value	$273,170	$443,146,069	$1,359,475,900	$808,908,101
Due from Metropolitan Life Insurance Company	—	—	—	—
Total Assets	273,170	443,146,069	1,359,475,900	808,908,101
Liabilities:
Accrued fees	3	110	66	51
Due to Metropolitan Life Insurance Company	—	3	1	1
Total Liabilities	3	113	67	52
Net Assets	$273,167	$443,145,956	$1,359,475,833	$808,908,049
Contract Owners' Equity
Net assets from accumulation units	$273,167	$442,293,531	$1,357,091,829	$806,783,225
Net assets from contracts in payout	—	852,425	2,384,004	2,124,824
Total Net Assets	$273,167	$443,145,956	$1,359,475,833	$808,908,049

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2021

	American Funds® The Bond Fund of America Division	BHFTI AB Global Dynamic Allocation Division	BHFTI Allspring Mid Cap Value Division	BHFTI American Funds® Balanced Allocation Division	BHFTI American Funds® Growth Allocation Division
Assets:
Investments at fair value	$83,591,336	$1,149,682,538	$248,640	$792,659,720	$502,935,551
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	83,591,336	1,149,682,538	248,640	792,659,720	502,935,551
Liabilities:
Accrued fees	72	32	13	49	44
Due to Metropolitan Life Insurance Company	1	1	—	2	2
Total Liabilities	73	33	13	51	46
Net Assets	$83,591,263	$1,149,682,505	$248,627	$792,659,669	$502,935,505
Contract Owners' Equity
Net assets from accumulation units	$83,345,677	$1,149,555,748	$248,627	$792,209,590	$502,566,149
Net assets from contracts in payout	245,586	126,757	—	450,079	369,356
Total Net Assets	$83,591,263	$1,149,682,505	$248,627	$792,659,669	$502,935,505

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Growth Division	BHFTI American Funds® Moderate Allocation Division	BHFTI BlackRock Global Tactical Strategies Division	BHFTI BlackRock High Yield Division	BHFTI Brighthouse Asset Allocation 100 Division
Assets:
Investments at fair value	$344,916,983	$738,578,263	$1,456,631,272	$374,246	$278,056,016
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	344,916,983	738,578,263	1,456,631,272	374,246	278,056,016
Liabilities:
Accrued fees	38	42	31	21	81
Due to Metropolitan Life Insurance Company	—	1	1	1	1
Total Liabilities	38	43	32	22	82
Net Assets	$344,916,945	$738,578,220	$1,456,631,240	$374,224	$278,055,934
Contract Owners' Equity
Net assets from accumulation units	$344,724,016	$737,930,646	$1,456,384,347	$374,224	$270,566,858
Net assets from contracts in payout	192,929	647,574	246,893	—	7,489,076
Total Net Assets	$344,916,945	$738,578,220	$1,456,631,240	$374,224	$278,055,934

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2021

	BHFTI Brighthouse Balanced Plus Division	BHFTI Brighthouse Small Cap Value Division	BHFTI Brighthouse/ Aberdeen Emerging Markets Equity Division	BHFTI Brighthouse/ Eaton Vance Floating Rate Division	BHFTI Brighthouse/ Franklin Low Duration Total Return Division
Assets:
Investments at fair value	$3,294,483,447	$20,325,131	$40,417,675	$19,666,431	$67,677,540
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	3,294,483,447	20,325,131	40,417,675	19,666,431	67,677,540
Liabilities:
Accrued fees	18	32	54	42	70
Due to Metropolitan Life Insurance Company	1	1	1	—	1
Total Liabilities	19	33	55	42	71
Net Assets	$3,294,483,428	$20,325,098	$40,417,620	$19,666,389	$67,677,469
Contract Owners' Equity
Net assets from accumulation units	$3,293,860,498	$20,325,098	$40,407,078	$19,666,389	$67,635,249
Net assets from contracts in payout	622,930	—	10,542	—	42,220
Total Net Assets	$3,294,483,428	$20,325,098	$40,417,620	$19,666,389	$67,677,469

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/ Templeton International Bond Division	BHFTI Brighthouse/ Wellington Large Cap Research Division	BHFTI CBRE Global Real Estate Division	BHFTI Harris Oakmark International Division	BHFTI Invesco Balanced-Risk Allocation Division
Assets:
Investments at fair value	$4,563,998	$889,105,343	$183,528,874	$379,548,692	$420,943,489
Due from Metropolitan Life Insurance Company	—	—	2	—	—
Total Assets	4,563,998	889,105,343	183,528,876	379,548,692	420,943,489
Liabilities:
Accrued fees	47	105	102	104	31
Due to Metropolitan Life Insurance Company	—	1	—	3	1
Total Liabilities	47	106	102	107	32
Net Assets	$4,563,951	$889,105,237	$183,528,774	$379,548,585	$420,943,457
Contract Owners' Equity
Net assets from accumulation units	$4,563,951	$876,645,489	$183,229,382	$378,865,702	$420,815,823
Net assets from contracts in payout	—	12,459,748	299,392	682,883	127,634
Total Net Assets	$4,563,951	$889,105,237	$183,528,774	$379,548,585	$420,943,457

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2021

	BHFTI Invesco Comstock Division	BHFTI Invesco Global Equity Division	BHFTI Invesco Small Cap Growth Division	BHFTI JPMorgan Core Bond Division	BHFTI JPMorgan Global Active Allocation Division
Assets:
Investments at fair value	$17,961	$286,660,672	$73,101,508	$71,214,253	$727,927,996
Due from Metropolitan Life Insurance Company	—	2	—	—	—
Total Assets	17,961	286,660,674	73,101,508	71,214,253	727,927,996
Liabilities:
Accrued fees	18	105	105	31	23
Due to Metropolitan Life Insurance Company	—	—	1	1	1
Total Liabilities	18	105	106	32	24
Net Assets	$17,943	$286,660,569	$73,101,402	$71,214,221	$727,927,972
Contract Owners' Equity
Net assets from accumulation units	$17,943	$286,116,008	$73,009,863	$71,184,497	$727,883,073
Net assets from contracts in payout	—	544,561	91,539	29,724	44,899
Total Net Assets	$17,943	$286,660,569	$73,101,402	$71,214,221	$727,927,972

The accompanying notes are an integral part of these financial statements.

	BHFTI JPMorgan Small Cap Value Division	BHFTI Loomis Sayles Global Allocation Division	BHFTI Loomis Sayles Growth Division	BHFTI MetLife Multi-Index Targeted Risk Division	BHFTI MFS® Research International Division
Assets:
Investments at fair value	$19,297,073	$105,733,449	$480,887,374	$774,902,126	$168,979,666
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	19,297,073	105,733,449	480,887,374	774,902,126	168,979,666
Liabilities:
Accrued fees	64	43	101	37	97
Due to Metropolitan Life Insurance Company	1	1	1	2	3
Total Liabilities	65	44	102	39	100
Net Assets	$19,297,008	$105,733,405	$480,887,272	$774,902,087	$168,979,566
Contract Owners' Equity
Net assets from accumulation units	$19,295,389	$105,723,653	$480,379,161	$774,838,882	$168,489,450
Net assets from contracts in payout	1,619	9,752	508,111	63,205	490,116
Total Net Assets	$19,297,008	$105,733,405	$480,887,272	$774,902,087	$168,979,566

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2021

	BHFTI Morgan Stanley Discovery Division	BHFTI PanAgora Global Diversified Risk Division	BHFTI PanAgora Global Diversified Risk II Division	BHFTI PIMCO Inflation Protected Bond Division	BHFTI PIMCO Total Return Division
Assets:
Investments at fair value	$729,134,310	$92,948,468	$886,250,857	$337,008,262	$667,326,855
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	729,134,310	92,948,468	886,250,857	337,008,262	667,326,855
Liabilities:
Accrued fees	99	22	23	71	97
Due to Metropolitan Life Insurance Company	6	1	—	2	3
Total Liabilities	105	23	23	73	100
Net Assets	$729,134,205	$92,948,445	$886,250,834	$337,008,189	$667,326,755
Contract Owners' Equity
Net assets from accumulation units	$727,083,217	$92,921,255	$886,175,048	$336,507,820	$666,526,815
Net assets from contracts in payout	2,050,988	27,190	75,786	500,369	799,940
Total Net Assets	$729,134,205	$92,948,445	$886,250,834	$337,008,189	$667,326,755

The accompanying notes are an integral part of these financial statements.

	BHFTI Schroders Global Multi-Asset Division	BHFTI SSGA Growth and Income ETF Division	BHFTI SSGA Growth ETF Division	BHFTI T. Rowe Price Large Cap Value Division	BHFTI T. Rowe Price Mid Cap Growth Division
Assets:
Investments at fair value	$649,441,192	$616,034,222	$133,226,874	$731,485	$496,061,884
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	649,441,192	616,034,222	133,226,874	731,485	496,061,884
Liabilities:
Accrued fees	48	62	77	9	53
Due to Metropolitan Life Insurance Company	2	1	1	—	2
Total Liabilities	50	63	78	9	55
Net Assets	$649,441,142	$616,034,159	$133,226,796	$731,476	$496,061,829
Contract Owners' Equity
Net assets from accumulation units	$649,217,074	$615,726,369	$133,111,373	$731,476	$495,261,207
Net assets from contracts in payout	224,068	307,790	115,423	—	800,622
Total Net Assets	$649,441,142	$616,034,159	$133,226,796	$731,476	$496,061,829

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2021

	BHFTI TCW Core Fixed Income Division	BHFTI Victory Sycamore Mid Cap Value Division	BHFTI Western Asset Management Government Income Division	BHFTII Baillie Gifford International Stock Division	BHFTII BlackRock Bond Income Division
Assets:
Investments at fair value	$45,405	$394,482,000	$326,125,352	$126,145,588	$361,432,026
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	45,405	394,482,000	326,125,352	126,145,588	361,432,026
Liabilities:
Accrued fees	14	86	33	92	89
Due to Metropolitan Life Insurance Company	—	3	1	2	2
Total Liabilities	14	89	34	94	91
Net Assets	$45,391	$394,481,911	$326,125,318	$126,145,494	$361,431,935
Contract Owners' Equity
Net assets from accumulation units	$45,391	$393,544,138	$326,036,025	$125,621,976	$359,363,126
Net assets from contracts in payout	—	937,773	89,293	523,518	2,068,809
Total Net Assets	$45,391	$394,481,911	$326,125,318	$126,145,494	$361,431,935

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Capital Appreciation Division	BHFTII BlackRock Ultra-Short Term Bond Division	BHFTII Brighthouse Asset Allocation 20 Division	BHFTII Brighthouse Asset Allocation 40 Division	BHFTII Brighthouse Asset Allocation 60 Division
Assets:
Investments at fair value	$234,988,310	$37,400,806	$280,143,892	$818,808,413	$3,004,188,068
Due from Metropolitan Life Insurance Company	4	—	—	—	—
Total Assets	234,988,314	37,400,806	280,143,892	818,808,413	3,004,188,068
Liabilities:
Accrued fees	85	59	62	42	32
Due to Metropolitan Life Insurance Company	—	1	2	1	1
Total Liabilities	85	60	64	43	33
Net Assets	$234,988,229	$37,400,746	$280,143,828	$818,808,370	$3,004,188,035
Contract Owners' Equity
Net assets from accumulation units	$233,377,507	$37,146,156	$279,292,703	$815,969,594	$3,001,092,383
Net assets from contracts in payout	1,610,722	254,590	851,125	2,838,776	3,095,652
Total Net Assets	$234,988,229	$37,400,746	$280,143,828	$818,808,370	$3,004,188,035

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2021

	BHFTII Brighthouse Asset Allocation 80 Division	BHFTII Brighthouse/ Artisan Mid Cap Value Division	BHFTII Brighthouse/ Dimensional International Small Company Division	BHFTII Brighthouse/ Wellington Balanced Division	BHFTII Brighthouse/ Wellington Core Equity Opportunities Division
Assets:
Investments at fair value	$1,751,110,157	$195,847,282	$6,805,231	$629,816,707	$531,319,755
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	1,751,110,157	195,847,282	6,805,231	629,816,707	531,319,755
Liabilities:
Accrued fees	38	81	65	27	93
Due to Metropolitan Life Insurance Company	1	1	1	—	2
Total Liabilities	39	82	66	27	95
Net Assets	$1,751,110,118	$195,847,200	$6,805,165	$629,816,680	$531,319,660
Contract Owners' Equity
Net assets from accumulation units	$1,748,238,453	$194,842,212	$6,805,165	$619,071,349	$527,926,118
Net assets from contracts in payout	2,871,665	1,004,988	—	10,745,331	3,393,542
Total Net Assets	$1,751,110,118	$195,847,200	$6,805,165	$629,816,680	$531,319,660

The accompanying notes are an integral part of these financial statements.

	BHFTII Frontier Mid Cap Growth Division	BHFTII Jennison Growth Division	BHFTII Loomis Sayles Small Cap Core Division	BHFTII Loomis Sayles Small Cap Growth Division	BHFTII MetLife Aggregate Bond Index Division
Assets:
Investments at fair value	$586,525,766	$287,427,895	$163,685,727	$64,952,457	$910,569,553
Due from Metropolitan Life Insurance Company	—	1	—	—	—
Total Assets	586,525,766	287,427,896	163,685,727	64,952,457	910,569,553
Liabilities:
Accrued fees	84	82	106	66	84
Due to Metropolitan Life Insurance Company	1	—	1	2	3
Total Liabilities	85	82	107	68	87
Net Assets	$586,525,681	$287,427,814	$163,685,620	$64,952,389	$910,569,466
Contract Owners' Equity
Net assets from accumulation units	$583,973,827	$286,649,380	$162,520,552	$64,825,577	$907,317,852
Net assets from contracts in payout	2,551,854	778,434	1,165,068	126,812	3,251,614
Total Net Assets	$586,525,681	$287,427,814	$163,685,620	$64,952,389	$910,569,466

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2021

	BHFTII MetLife Mid Cap Stock Index Division	BHFTII MetLife MSCI EAFE® Index Division	BHFTII MetLife Russell 2000® Index Division	BHFTII MetLife Stock Index Division	BHFTII MFS® Total Return Division
Assets:
Investments at fair value	$534,360,091	$465,174,903	$353,923,855	$3,495,089,970	$120,981,465
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	534,360,091	465,174,903	353,923,855	3,495,089,970	120,981,465
Liabilities:
Accrued fees	100	88	102	71	46
Due to Metropolitan Life Insurance Company	3	3	1	2	2
Total Liabilities	103	91	103	73	48
Net Assets	$534,359,988	$465,174,812	$353,923,752	$3,495,089,897	$120,981,417
Contract Owners' Equity
Net assets from accumulation units	$532,853,871	$464,331,781	$353,312,252	$3,433,912,581	$118,793,025
Net assets from contracts in payout	1,506,117	843,031	611,500	61,177,316	2,188,392
Total Net Assets	$534,359,988	$465,174,812	$353,923,752	$3,495,089,897	$120,981,417

The accompanying notes are an integral part of these financial statements.

	BHFTII MFS® Value Division	BHFTII Neuberger Berman Genesis Division	BHFTII T. Rowe Price Large Cap Growth Division	BHFTII T. Rowe Price Small Cap Growth Division	BHFTII Van Eck Global Natural Resources Division
Assets:
Investments at fair value	$663,945,402	$320,936,656	$769,206,525	$476,701,992	$24,223,609
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	663,945,402	320,936,656	769,206,525	476,701,992	24,223,609
Liabilities:
Accrued fees	91	107	64	65	39
Due to Metropolitan Life Insurance Company	7	3	1	2	—
Total Liabilities	98	110	65	67	39
Net Assets	$663,945,304	$320,936,546	$769,206,460	$476,701,925	$24,223,570
Contract Owners' Equity
Net assets from accumulation units	$655,966,065	$319,460,643	$752,099,020	$475,657,314	$24,220,001
Net assets from contracts in payout	7,979,239	1,475,903	17,107,440	1,044,611	3,569
Total Net Assets	$663,945,304	$320,936,546	$769,206,460	$476,701,925	$24,223,570

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2021

	BHFTII Western Asset Management Strategic Bond Opportunities Division	BHFTII Western Asset Management U.S. Government Division	BlackRock Global Allocation V.I. Division	Calvert VP SRI Balanced Division	Calvert VP SRI Mid Cap Division
Assets:
Investments at fair value	$381,592,805	$123,805,852	$20,057	$59,231,543	$7,860,497
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	381,592,805	123,805,852	20,057	59,231,543	7,860,497
Liabilities:
Accrued fees	128	119	7	20	—
Due to Metropolitan Life Insurance Company	2	2	—	—	—
Total Liabilities	130	121	7	20	—
Net Assets	$381,592,675	$123,805,731	$20,050	$59,231,523	$7,860,497
Contract Owners' Equity
Net assets from accumulation units	$379,970,265	$123,618,146	$20,050	$59,152,618	$7,860,497
Net assets from contracts in payout	1,622,410	187,585	—	78,905	—
Total Net Assets	$381,592,675	$123,805,731	$20,050	$59,231,523	$7,860,497

The accompanying notes are an integral part of these financial statements.

	Delaware VIP® Small Cap Value Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Equity-Income Division	Fidelity® VIP Freedom 2020 Division	Fidelity® VIP Freedom 2025 Division
Assets:
Investments at fair value	$906	$981,731	$72,640,466	$4,368,236	$8,278,237
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	906	981,731	72,640,466	4,368,236	8,278,237
Liabilities:
Accrued fees	4	7	10	2	4
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	4	7	10	2	4
Net Assets	$902	$981,724	$72,640,456	$4,368,234	$8,278,233
Contract Owners' Equity
Net assets from accumulation units	$902	$981,724	$71,501,288	$4,368,234	$8,278,233
Net assets from contracts in payout	—	—	1,139,168	—	—
Total Net Assets	$902	$981,724	$72,640,456	$4,368,234	$8,278,233

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2021

	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2050 Division
Assets:
Investments at fair value	$8,836,624	$4,718,098	$3,038,803	$3,065,224	$6,746,816
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	8,836,624	4,718,098	3,038,803	3,065,224	6,746,816
Liabilities:
Accrued fees	3	15	27	17	21
Due to Metropolitan Life Insurance Company	1	—	1	1	1
Total Liabilities	4	15	28	18	22
Net Assets	$8,836,620	$4,718,083	$3,038,775	$3,065,206	$6,746,794
Contract Owners' Equity
Net assets from accumulation units	$8,836,620	$4,718,083	$3,038,775	$3,065,206	$6,746,794
Net assets from contracts in payout	—	—	—	—	—
Total Net Assets	$8,836,620	$4,718,083	$3,038,775	$3,065,206	$6,746,794

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP FundsManager 50% Division	Fidelity® VIP FundsManager 60% Division	Fidelity® VIP Government Money Market Division	Fidelity® VIP Growth Division	Fidelity® VIP Investment Grade Bond Division
Assets:
Investments at fair value	$240,652,047	$241,915,886	$4,949,044	$140,954,875	$8,929,968
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	240,652,047	241,915,886	4,949,044	140,954,875	8,929,968
Liabilities:
Accrued fees	—	1	—	—	—
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	—	1	—	—	—
Net Assets	$240,652,047	$241,915,885	$4,949,044	$140,954,875	$8,929,968
Contract Owners' Equity
Net assets from accumulation units	$240,652,047	$241,915,885	$4,949,044	$140,954,875	$8,929,968
Net assets from contracts in payout	—	—	—	—	—
Total Net Assets	$240,652,047	$241,915,885	$4,949,044	$140,954,875	$8,929,968

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2021

	Fidelity® VIP Mid Cap Division	FTVIPT Templeton Developing Markets VIP Division	FTVIPT Templeton Foreign VIP Division	Janus Henderson Enterprise Division	LMPVET ClearBridge Variable Appreciation Division
Assets:
Investments at fair value	$545,739	$49,753	$483	$153,239	$60,142
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	545,739	49,753	483	153,239	60,142
Liabilities:
Accrued fees	—	6	1	2	3
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	—	6	1	2	3
Net Assets	$545,739	$49,747	$482	$153,237	$60,139
Contract Owners' Equity
Net assets from accumulation units	$545,739	$49,747	$482	$153,237	$60,139
Net assets from contracts in payout	—	—	—	—	—
Total Net Assets	$545,739	$49,747	$482	$153,237	$60,139

The accompanying notes are an integral part of these financial statements.

	LMPVET ClearBridge Variable Dividend Strategy Division	LMPVET ClearBridge Variable Large Cap Growth Division	LMPVET ClearBridge Variable Small Cap Growth Division	LMPVIT Western Asset Core Plus Division	Morgan Stanley VIF Global Infrastructure Division
Assets:
Investments at fair value	$103,663	$555,920	$61,513	$423	$65,753
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	103,663	555,920	61,513	423	65,753
Liabilities:
Accrued fees	7	3	12	9	16
Due to Metropolitan Life Insurance Company	—	—	—	—	1
Total Liabilities	7	3	12	9	17
Net Assets	$103,656	$555,917	$61,501	$414	$65,736
Contract Owners' Equity
Net assets from accumulation units	$103,656	$555,917	$61,501	$414	$65,736
Net assets from contracts in payout	—	—	—	—	—
Total Net Assets	$103,656	$555,917	$61,501	$414	$65,736

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2021

	PIMCO VIT CommodityRealReturn® Strategy Division	PIMCO VIT Dynamic Bond Division	PIMCO VIT Emerging Markets Bond Division	TAP 1919 Variable Socially Responsive Balanced Division
Assets:
Investments at fair value	$38,898	$20,579	$40,625	$10,424
Due from Metropolitan Life Insurance Company	—	—	—	—
Total Assets	38,898	20,579	40,625	10,424
Liabilities:
Accrued fees	16	13	17	1
Due to Metropolitan Life Insurance Company	1	1	—	—
Total Liabilities	17	14	17	1
Net Assets	$38,881	$20,565	$40,608	$10,423
Contract Owners' Equity
Net assets from accumulation units	$38,881	$20,565	$40,608	$10,423
Net assets from contracts in payout	—	—	—	—
Total Net Assets	$38,881	$20,565	$40,608	$10,423

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
For the year ended December 31, 2021

	American Funds® Global Growth Division	American Funds® Global Small Capitalization Division	American Funds® Growth Division	American Funds® Growth-Income Division	American Funds® The Bond Fund of America Division
Investment Income:
Dividends	$941	$—	$2,869,526	$8,744,880	$1,198,983
Expenses:
Mortality and expense risk and other charges	2,285	5,868,255	16,547,496	9,883,720	1,066,755
Administrative charges	285	905,413	2,335,066	1,471,198	175,697
Total expenses	2,570	6,773,668	18,882,562	11,354,918	1,242,452
Net investment income (loss)	(1,629)	(6,773,668)	(16,013,036)	(2,610,038)	(43,469)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	13,900	10,744,781	172,711,317	7,855,697	3,473,654
Realized gains (losses) on sale of investments	22,327	26,853,169	97,510,269	43,927,541	288,641
Net realized gains (losses)	36,227	37,597,950	270,221,586	51,783,238	3,762,295
Change in unrealized gains (losses) on investments	6,284	(4,521,614)	(5,753,875)	111,065,267	(5,273,900)
Net realized and change in unrealized gains (losses) on investments	42,511	33,076,336	264,467,711	162,848,505	(1,511,605)
Net increase (decrease) in net assets resulting from operations	$40,882	$26,302,668	$248,454,675	$160,238,467	$(1,555,074)

The accompanying notes are an integral part of these financial statements.

	BHFTI AB Global Dynamic Allocation Division	BHFTI Allspring Mid Cap Value Division	BHFTI American Funds® Balanced Allocation Division	BHFTI American Funds® Growth Allocation Division	BHFTI American Funds® Growth Division
Investment Income:
Dividends	$2,668,777	$1,486	$9,519,093	$4,010,280	$—
Expenses:
Mortality and expense risk and other charges	11,669,146	2,551	8,066,583	5,026,621	3,670,723
Administrative charges	2,985,721	588	1,940,570	1,162,954	901,083
Total expenses	14,654,867	3,139	10,007,153	6,189,575	4,571,806
Net investment income (loss)	(11,986,090)	(1,653)	(488,060)	(2,179,295)	(4,571,806)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	68,007,809	—	27,106,507	15,822,871	25,923,757
Realized gains (losses) on sale of investments	31,078,486	7,808	21,603,301	13,215,276	36,537,674
Net realized gains (losses)	99,086,295	7,808	48,709,808	29,038,147	62,461,431
Change in unrealized gains (losses) on investments	4,345,270	51,434	34,664,966	39,648,497	8,656,989
Net realized and change in unrealized gains (losses) on investments	103,431,565	59,242	83,374,774	68,686,644	71,118,420
Net increase (decrease) in net assets resulting from operations	$91,445,475	$57,589	$82,886,714	$66,507,349	$66,546,614

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	BHFTI American Funds® Moderate Allocation Division	BHFTI BlackRock Global Tactical Strategies Division	BHFTI BlackRock High Yield Division	BHFTI Brighthouse Asset Allocation 100 Division	BHFTI Brighthouse Balanced Plus Division
Investment Income:
Dividends	$11,735,455	$20,553,208	$16,384	$3,278,557	$80,143,287
Expenses:
Mortality and expense risk and other charges	7,659,392	14,813,306	4,108	2,740,510	34,004,200
Administrative charges	1,851,433	3,783,595	763	625,163	8,639,795
Total expenses	9,510,825	18,596,901	4,871	3,365,673	42,643,995
Net investment income (loss)	2,224,630	1,956,307	11,513	(87,116)	37,499,292
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	25,900,928	58,164,182	—	20,211,054	117,807,800
Realized gains (losses) on sale of investments	14,461,683	16,775,160	7,440	5,940,394	57,900,720
Net realized gains (losses)	40,362,611	74,939,342	7,440	26,151,448	175,708,520
Change in unrealized gains (losses) on investments	18,466,990	46,237,837	(2,913)	15,619,775	(3,734,062)
Net realized and change in unrealized gains (losses) on investments	58,829,601	121,177,179	4,527	41,771,223	171,974,458
Net increase (decrease) in net assets resulting from operations	$61,054,231	$123,133,486	$16,040	$41,684,107	$209,473,750

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse Small Cap Value Division	BHFTI Brighthouse/ Aberdeen Emerging Markets Equity Division	BHFTI Brighthouse/ Eaton Vance Floating Rate Division	BHFTI Brighthouse/ Franklin Low Duration Total Return Division	BHFTI Brighthouse/ Templeton International Bond Division
Investment Income:
Dividends	$164,251	$73,995	$635,526	$1,289,085	$—
Expenses:
Mortality and expense risk and other charges	179,868	436,727	232,188	703,556	47,237
Administrative charges	49,252	109,741	50,111	164,047	11,933
Total expenses	229,120	546,468	282,299	867,603	59,170
Net investment income (loss)	(64,869)	(472,473)	353,227	421,482	(59,170)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	8,878	—	—	—	—
Realized gains (losses) on sale of investments	758,371	2,648,795	(127,367)	(438,431)	(186,707)
Net realized gains (losses)	767,249	2,648,795	(127,367)	(438,431)	(186,707)
Change in unrealized gains (losses) on investments	4,307,576	(4,561,000)	179,559	(656,790)	(64,974)
Net realized and change in unrealized gains (losses) on investments	5,074,825	(1,912,205)	52,192	(1,095,221)	(251,681)
Net increase (decrease) in net assets resulting from operations	$5,009,956	$(2,384,678)	$405,419	$(673,739)	$(310,851)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	BHFTI Brighthouse/ Wellington Large Cap Research Division	BHFTI CBRE Global Real Estate Division	BHFTI Harris Oakmark International Division	BHFTI Invesco Balanced-Risk Allocation Division	BHFTI Invesco Comstock Division
Investment Income:
Dividends	$7,182,954	$5,106,540	$2,661,780	$13,267,511	$315
Expenses:
Mortality and expense risk and other charges	9,261,146	1,844,253	4,187,132	4,338,615	278
Administrative charges	277,157	368,570	875,640	1,092,204	62
Total expenses	9,538,303	2,212,823	5,062,772	5,430,819	340
Net investment income (loss)	(2,355,349)	2,893,717	(2,400,992)	7,836,692	(25)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	84,183,740	—	—	13,141,554	—
Realized gains (losses) on sale of investments	34,055,494	3,397,563	7,623,214	1,137,365	4,111
Net realized gains (losses)	118,239,234	3,397,563	7,623,214	14,278,919	4,111
Change in unrealized gains (losses) on investments	59,969,075	43,781,344	25,327,901	13,002,923	8,361
Net realized and change in unrealized gains (losses) on investments	178,208,309	47,178,907	32,951,115	27,281,842	12,472
Net increase (decrease) in net assets resulting from operations	$175,852,960	$50,072,624	$30,550,123	$35,118,534	$12,447

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Global Equity Division	BHFTI Invesco Small Cap Growth Division	BHFTI JPMorgan Core Bond Division	BHFTI JPMorgan Global Active Allocation Division	BHFTI JPMorgan Small Cap Value Division
Investment Income:
Dividends	$161,794	$—	$1,716,639	$3,665,242	$188,597
Expenses:
Mortality and expense risk and other charges	3,176,708	800,329	778,679	7,444,982	197,885
Administrative charges	407,313	149,101	185,640	1,888,681	48,922
Total expenses	3,584,021	949,430	964,319	9,333,663	246,807
Net investment income (loss)	(3,422,227)	(949,430)	752,320	(5,668,421)	(58,210)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	11,798,525	14,563,254	—	40,206,594	495,150
Realized gains (losses) on sale of investments	18,481,509	2,540,840	5,729	18,164,138	1,698,482
Net realized gains (losses)	30,280,034	17,104,094	5,729	58,370,732	2,193,632
Change in unrealized gains (losses) on investments	11,623,772	(12,066,264)	(2,825,618)	7,598,360	3,164,275
Net realized and change in unrealized gains (losses) on investments	41,903,806	5,037,830	(2,819,889)	65,969,092	5,357,907
Net increase (decrease) in net assets resulting from operations	$38,481,579	$4,088,400	$(2,067,569)	$60,300,671	$5,299,697

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	BHFTI Loomis Sayles Global Allocation Division	BHFTI Loomis Sayles Growth Division	BHFTI MetLife Multi-Index Targeted Risk Division	BHFTI MFS® Research International Division	BHFTI Morgan Stanley Discovery Division
Investment Income:
Dividends	$888,539	$167,673	$14,161,134	$1,755,926	$—
Expenses:
Mortality and expense risk and other charges	1,094,594	5,066,196	7,888,252	1,784,570	10,349,163
Administrative charges	239,172	1,040,158	2,006,966	339,498	550,332
Total expenses	1,333,766	6,106,354	9,895,218	2,124,068	10,899,495
Net investment income (loss)	(445,227)	(5,938,681)	4,265,916	(368,142)	(10,899,495)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	10,407,074	15,712,980	29,647,991	6,238,604	424,773,328
Realized gains (losses) on sale of investments	3,931,230	14,679,408	13,140,354	5,960,729	60,197,574
Net realized gains (losses)	14,338,304	30,392,388	42,788,345	12,199,333	484,970,902
Change in unrealized gains (losses) on investments	(887,597)	52,736,767	17,460,716	5,641,144	(566,916,409)
Net realized and change in unrealized gains (losses) on investments	13,450,707	83,129,155	60,249,061	17,840,477	(81,945,507)
Net increase (decrease) in net assets resulting from operations	$13,005,480	$77,190,474	$64,514,977	$17,472,335	$(92,845,002)

The accompanying notes are an integral part of these financial statements.

	BHFTI PanAgora Global Diversified Risk Division	BHFTI PanAgora Global Diversified Risk II Division	BHFTI PIMCO Inflation Protected Bond Division	BHFTI PIMCO Total Return Division	BHFTI Schroders Global Multi-Asset Division
Investment Income:
Dividends	$—	$—	$2,474,716	$12,857,212	$2,179,674
Expenses:
Mortality and expense risk and other charges	957,928	8,945,144	3,434,302	7,175,027	6,660,296
Administrative charges	243,039	2,280,277	786,232	1,568,543	1,686,981
Total expenses	1,200,967	11,225,421	4,220,534	8,743,570	8,347,277
Net investment income (loss)	(1,200,967)	(11,225,421)	(1,745,818)	4,113,642	(6,167,603)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	7,700,273	36,839,925	—	29,661,251	1,245,528
Realized gains (losses) on sale of investments	1,270,800	(22,508,293)	922,394	(682,673)	13,549,099
Net realized gains (losses)	8,971,073	14,331,632	922,394	28,978,578	14,794,627
Change in unrealized gains (losses) on investments	(2,924,407)	94,475,129	14,552,033	(51,522,591)	56,009,498
Net realized and change in unrealized gains (losses) on investments	6,046,666	108,806,761	15,474,427	(22,544,013)	70,804,125
Net increase (decrease) in net assets resulting from operations	$4,845,699	$97,581,340	$13,728,609	$(18,430,371)	$64,636,522

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	BHFTI SSGA Growth and Income ETF Division	BHFTI SSGA Growth ETF Division	BHFTI T. Rowe Price Large Cap Value Division	BHFTI T. Rowe Price Mid Cap Growth Division	BHFTI TCW Core Fixed Income Division
Investment Income:
Dividends	$11,304,880	$1,936,127	$13,020	$—	$624
Expenses:
Mortality and expense risk and other charges	6,295,713	1,330,690	6,509	5,251,887	511
Administrative charges	1,572,236	313,959	1,252	1,013,040	92
Total expenses	7,867,949	1,644,649	7,761	6,264,927	603
Net investment income (loss)	3,436,931	291,478	5,259	(6,264,927)	21
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	28,769,612	6,968,254	799	49,015,296	2,093
Realized gains (losses) on sale of investments	15,975,316	3,697,697	19,722	14,891,106	393
Net realized gains (losses)	44,744,928	10,665,951	20,521	63,906,402	2,486
Change in unrealized gains (losses) on investments	24,346,137	9,091,896	132,856	7,170,398	(3,857)
Net realized and change in unrealized gains (losses) on investments	69,091,065	19,757,847	153,377	71,076,800	(1,371)
Net increase (decrease) in net assets resulting from operations	$72,527,996	$20,049,325	$158,636	$64,811,873	$(1,350)

The accompanying notes are an integral part of these financial statements.

	BHFTI Victory Sycamore Mid Cap Value Division	BHFTI Western Asset Management Government Income Division	BHFTII Baillie Gifford International Stock Division	BHFTII BlackRock Bond Income Division	BHFTII BlackRock Capital Appreciation Division
Investment Income:
Dividends	$4,565,115	$7,716,440	$1,192,090	$9,947,304	$—
Expenses:
Mortality and expense risk and other charges	4,178,170	3,577,875	1,575,549	4,057,367	2,421,091
Administrative charges	662,850	900,008	150,445	704,468	548,482
Total expenses	4,841,020	4,477,883	1,725,994	4,761,835	2,969,573
Net investment income (loss)	(275,905)	3,238,557	(533,904)	5,185,469	(2,969,573)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	10,432,495	—	13,529,362	7,493,995	32,253,126
Realized gains (losses) on sale of investments	16,629,361	835,475	5,136,281	496,206	15,347,251
Net realized gains (losses)	27,061,856	835,475	18,665,643	7,990,201	47,600,377
Change in unrealized gains (losses) on investments	74,194,902	(16,464,114)	(20,382,097)	(20,344,177)	(2,918,447)
Net realized and change in unrealized gains (losses) on investments	101,256,758	(15,628,639)	(1,716,454)	(12,353,976)	44,681,930
Net increase (decrease) in net assets resulting from operations	$100,980,853	$(12,390,082)	$(2,250,358)	$(7,168,507)	$41,712,357

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	BHFTII BlackRock Ultra-Short Term Bond Division	BHFTII Brighthouse Asset Allocation 20 Division	BHFTII Brighthouse Asset Allocation 40 Division	BHFTII Brighthouse Asset Allocation 60 Division	BHFTII Brighthouse Asset Allocation 80 Division
Investment Income:
Dividends	$43,228	$8,909,496	$22,934,654	$66,204,977	$29,916,846
Expenses:
Mortality and expense risk and other charges	449,399	3,080,800	8,781,497	31,407,242	17,994,604
Administrative charges	106,797	700,644	2,018,291	7,357,546	4,022,224
Total expenses	556,196	3,781,444	10,799,788	38,764,788	22,016,828
Net investment income (loss)	(512,968)	5,128,052	12,134,866	27,440,189	7,900,018
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	3,755,677	30,121,956	162,426,491	114,833,017
Realized gains (losses) on sale of investments	(183,551)	2,218,508	10,242,556	60,805,537	41,294,463
Net realized gains (losses)	(183,551)	5,974,185	40,364,512	223,232,028	156,127,480
Change in unrealized gains (losses) on investments	(35,833)	(3,976,725)	(1,465,683)	35,631,578	57,221,877
Net realized and change in unrealized gains (losses) on investments	(219,384)	1,997,460	38,898,829	258,863,606	213,349,357
Net increase (decrease) in net assets resulting from operations	$(732,352)	$7,125,512	$51,033,695	$286,303,795	$221,249,375

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/ Artisan Mid Cap Value Division	BHFTII Brighthouse/ Dimensional International Small Company Division	BHFTII Brighthouse/ Wellington Balanced Division	BHFTII Brighthouse/ Wellington Core Equity Opportunities Division	BHFTII Frontier Mid Cap Growth Division
Investment Income:
Dividends	$1,622,908	$108,759	$11,309,178	$6,460,671	$—
Expenses:
Mortality and expense risk and other charges	2,110,657	72,131	7,627,924	5,388,132	7,072,172
Administrative charges	326,905	17,732	213,856	1,067,729	206,300
Total expenses	2,437,562	89,863	7,841,780	6,455,861	7,278,472
Net investment income (loss)	(814,654)	18,896	3,467,398	4,810	(7,278,472)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	4,211,596	362,013	53,652,908	26,766,295	79,134,650
Realized gains (losses) on sale of investments	7,581,903	39,958	13,588,881	16,317,546	22,178,414
Net realized gains (losses)	11,793,499	401,971	67,241,789	43,083,841	101,313,064
Change in unrealized gains (losses) on investments	31,811,752	421,698	3,157,671	62,915,404	(20,345,195)
Net realized and change in unrealized gains (losses) on investments	43,605,251	823,669	70,399,460	105,999,245	80,967,869
Net increase (decrease) in net assets resulting from operations	$42,790,597	$842,565	$73,866,858	$106,004,055	$73,689,397

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	BHFTII Jennison Growth Division	BHFTII Loomis Sayles Small Cap Core Division	BHFTII Loomis Sayles Small Cap Growth Division	BHFTII MetLife Aggregate Bond Index Division	BHFTII MetLife Mid Cap Stock Index Division
Investment Income:
Dividends	$—	$42,249	$—	$22,383,890	$5,022,410
Expenses:
Mortality and expense risk and other charges	3,083,461	1,729,403	715,920	9,701,136	5,635,018
Administrative charges	563,251	328,468	109,679	1,987,939	952,310
Total expenses	3,646,712	2,057,871	825,599	11,689,075	6,587,328
Net investment income (loss)	(3,646,712)	(2,015,622)	(825,599)	10,694,815	(1,564,918)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	61,866,490	10,363,391	6,473,436	—	25,438,362
Realized gains (losses) on sale of investments	17,608,377	5,561,074	2,083,641	748,264	27,190,618
Net realized gains (losses)	79,474,867	15,924,465	8,557,077	748,264	52,628,980
Change in unrealized gains (losses) on investments	(33,158,872)	16,360,102	(2,231,635)	(43,389,208)	57,382,024
Net realized and change in unrealized gains (losses) on investments	46,315,995	32,284,567	6,325,442	(42,640,944)	110,011,004
Net increase (decrease) in net assets resulting from operations	$42,669,283	$30,268,945	$5,499,843	$(31,946,129)	$108,446,086

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife MSCI EAFE® Index Division	BHFTII MetLife Russell 2000® Index Division	BHFTII MetLife Stock Index Division	BHFTII MFS® Total Return Division	BHFTII MFS® Value Division
Investment Income:
Dividends	$7,655,266	$3,214,373	$48,609,861	$2,093,482	$9,293,989
Expenses:
Mortality and expense risk and other charges	4,898,534	3,904,287	37,548,662	1,222,467	7,006,332
Administrative charges	906,609	591,840	3,807,606	231,335	1,273,211
Total expenses	5,805,143	4,496,127	41,356,268	1,453,802	8,279,543
Net investment income (loss)	1,850,123	(1,281,754)	7,253,593	639,680	1,014,446
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	18,544,421	209,365,065	7,217,619	6,844,131
Realized gains (losses) on sale of investments	13,841,508	20,409,537	209,479,640	2,663,971	18,042,318
Net realized gains (losses)	13,841,508	38,953,958	418,844,705	9,881,590	24,886,449
Change in unrealized gains (losses) on investments	25,722,402	6,739,194	364,436,767	3,825,226	114,170,286
Net realized and change in unrealized gains (losses) on investments	39,563,910	45,693,152	783,281,472	13,706,816	139,056,735
Net increase (decrease) in net assets resulting from operations	$41,414,033	$44,411,398	$790,535,065	$14,346,496	$140,071,181

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	BHFTII Neuberger Berman Genesis Division	BHFTII T. Rowe Price Large Cap Growth Division	BHFTII T. Rowe Price Small Cap Growth Division	BHFTII Van Eck Global Natural Resources Division	BHFTII Western Asset Management Strategic Bond Opportunities Division
Investment Income:
Dividends	$113,085	$—	$79,886	$254,620	$14,339,276
Expenses:
Mortality and expense risk and other charges	3,570,953	8,274,790	5,356,769	252,038	4,186,559
Administrative charges	437,293	1,326,017	643,726	64,635	819,401
Total expenses	4,008,246	9,600,807	6,000,495	316,673	5,005,960
Net investment income (loss)	(3,895,161)	(9,600,807)	(5,920,609)	(62,053)	9,333,316
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	20,538,549	85,314,907	53,416,072	—	—
Realized gains (losses) on sale of investments	15,742,859	38,538,229	19,938,942	1,214,701	2,546,268
Net realized gains (losses)	36,281,408	123,853,136	73,355,014	1,214,701	2,546,268
Change in unrealized gains (losses) on investments	17,247,271	17,425,080	(19,755,734)	3,395,487	(6,497,701)
Net realized and change in unrealized gains (losses) on investments	53,528,679	141,278,216	53,599,280	4,610,188	(3,951,433)
Net increase (decrease) in net assets resulting from operations	$49,633,518	$131,677,409	$47,678,671	$4,548,135	$5,381,883

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management U.S. Government Division	BlackRock Global Allocation V.I. Division	Calvert VP SRI Balanced Division	Calvert VP SRI Mid Cap Division	Delaware VIP® Small Cap Value Division
Investment Income:
Dividends	$3,337,551	$366	$670,443	$15,197	$7
Expenses:
Mortality and expense risk and other charges	1,395,318	535	625,528	73,930	5
Administrative charges	280,646	133	53,150	—	—
Total expenses	1,675,964	668	678,678	73,930	5
Net investment income (loss)	1,661,587	(302)	(8,235)	(58,733)	2
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	4,027	1,730,242	327,648	—
Realized gains (losses) on sale of investments	(400,867)	12,885	1,734,203	153,751	2
Net realized gains (losses)	(400,867)	16,912	3,464,445	481,399	2
Change in unrealized gains (losses) on investments	(5,249,706)	(12,508)	4,039,572	587,387	225
Net realized and change in unrealized gains (losses) on investments	(5,650,573)	4,404	7,504,017	1,068,786	227
Net increase (decrease) in net assets resulting from operations	$(3,988,986)	$4,102	$7,495,782	$1,010,053	$229

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	Fidelity® VIP Contrafund® Division	Fidelity® VIP Equity-Income Division	Fidelity® VIP Freedom 2020 Division	Fidelity® VIP Freedom 2025 Division	Fidelity® VIP Freedom 2030 Division
Investment Income:
Dividends	$257	$1,317,479	$36,986	$71,053	$75,503
Expenses:
Mortality and expense risk and other charges	7,780	662,693	42,369	79,249	71,716
Administrative charges	934	47,401	1,069	7,640	8,286
Total expenses	8,714	710,094	43,438	86,889	80,002
Net investment income (loss)	(8,457)	607,385	(6,452)	(15,836)	(4,499)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	116,349	7,689,754	272,877	287,398	335,093
Realized gains (losses) on sale of investments	47,593	1,195,380	149,674	349,471	317,728
Net realized gains (losses)	163,942	8,885,134	422,551	636,869	652,821
Change in unrealized gains (losses) on investments	65,649	5,092,373	(89,647)	87,169	111,660
Net realized and change in unrealized gains (losses) on investments	229,591	13,977,507	332,904	724,038	764,481
Net increase (decrease) in net assets resulting from operations	$221,134	$14,584,892	$326,452	$708,202	$759,982

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP FundsManager 50% Division
Investment Income:
Dividends	$35,804	$19,975	$19,596	$44,975	$2,720,595
Expenses:
Mortality and expense risk and other charges	32,204	21,076	23,227	52,323	4,771,534
Administrative charges	5,139	1,581	2,674	4,587	—
Total expenses	37,343	22,657	25,901	56,910	4,771,534
Net investment income (loss)	(1,539)	(2,682)	(6,305)	(11,935)	(2,050,939)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	120,437	101,081	92,280	199,851	4,207,943
Realized gains (losses) on sale of investments	100,130	172,991	24,586	195,700	4,476,283
Net realized gains (losses)	220,567	274,072	116,866	395,551	8,684,226
Change in unrealized gains (losses) on investments	169,661	33,778	238,268	383,767	11,880,662
Net realized and change in unrealized gains (losses) on investments	390,228	307,850	355,134	779,318	20,564,888
Net increase (decrease) in net assets resulting from operations	$388,689	$305,168	$348,829	$767,383	$18,513,949

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	Fidelity® VIP FundsManager 60% Division	Fidelity® VIP Government Money Market Division	Fidelity® VIP Growth Division	Fidelity® VIP Investment Grade Bond Division	Fidelity® VIP Mid Cap Division
Investment Income:
Dividends	$2,671,005	$536	$—	$185,492	$1,869
Expenses:
Mortality and expense risk and other charges	4,802,154	50,684	1,270,908	86,882	4,192
Administrative charges	—	—	—	—	523
Total expenses	4,802,154	50,684	1,270,908	86,882	4,715
Net investment income (loss)	(2,131,149)	(50,148)	(1,270,908)	98,610	(2,846)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	4,103,798	—	27,768,689	247,956	85,042
Realized gains (losses) on sale of investments	4,699,035	—	5,855,907	59,376	14,876
Net realized gains (losses)	8,802,833	—	33,624,596	307,332	99,918
Change in unrealized gains (losses) on investments	17,165,175	—	(5,741,106)	(553,430)	15,549
Net realized and change in unrealized gains (losses) on investments	25,968,008	—	27,883,490	(246,098)	115,467
Net increase (decrease) in net assets resulting from operations	$23,836,859	$(50,148)	$26,612,582	$(147,488)	$112,621

The accompanying notes are an integral part of these financial statements.

	FTVIPT Templeton Developing Markets VIP Division	FTVIPT Templeton Foreign VIP Division	Janus Henderson Enterprise Division	LMPVET ClearBridge Variable Appreciation Division	LMPVET ClearBridge Variable Dividend Strategy Division
Investment Income:
Dividends	$479	$4	$371	$351	$1,445
Expenses:
Mortality and expense risk and other charges	437	1	1,241	444	764
Administrative charges	54	—	154	54	95
Total expenses	491	1	1,395	498	859
Net investment income (loss)	(12)	3	(1,024)	(147)	586
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,099	—	13,987	2,108	7,280
Realized gains (losses) on sale of investments	840	—	9,066	1,643	2,592
Net realized gains (losses)	1,939	—	23,053	3,751	9,872
Change in unrealized gains (losses) on investments	(5,328)	(19)	349	7,560	11,694
Net realized and change in unrealized gains (losses) on investments	(3,389)	(19)	23,402	11,311	21,566
Net increase (decrease) in net assets resulting from operations	$(3,401)	$(16)	$22,378	$11,164	$22,152

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)
For the year ended December 31, 2021

	LMPVET ClearBridge Variable Large Cap Growth Division	LMPVET ClearBridge Variable Small Cap Growth Division	LMPVIT Western Asset Core Plus Division	Morgan Stanley VIF Global Infrastructure Division
Investment Income:
Dividends	$—	$—	$11	$1,447
Expenses:
Mortality and expense risk and other charges	4,414	500	233	651
Administrative charges	530	58	28	155
Total expenses	4,944	558	261	806
Net investment income (loss)	(4,944)	(558)	(250)	641
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	33,681	7,062	—	2,237
Realized gains (losses) on sale of investments	30,844	5,150	1,615	886
Net realized gains (losses)	64,525	12,212	1,615	3,123
Change in unrealized gains (losses) on investments	40,824	(4,841)	(2,362)	4,095
Net realized and change in unrealized gains (losses) on investments	105,349	7,371	(747)	7,218
Net increase (decrease) in net assets resulting from operations	$100,405	$6,813	$(997)	$7,859

The accompanying notes are an integral part of these financial statements.

	PIMCO VIT CommodityRealReturn® Strategy Division	PIMCO VIT Dynamic Bond Division	PIMCO VIT Emerging Markets Bond Division	TAP 1919 Variable Socially Responsive Balanced Division
Investment Income:
Dividends	$1,483	$425	$1,727	$34
Expenses:
Mortality and expense risk and other charges	413	228	455	111
Administrative charges	90	57	107	13
Total expenses	503	285	562	124
Net investment income (loss)	980	140	1,165	(90)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	371	112	946
Realized gains (losses) on sale of investments	(87)	700	171	5,352
Net realized gains (losses)	(87)	1,071	283	6,298
Change in unrealized gains (losses) on investments	9,269	(1,103)	(3,306)	(4,873)
Net realized and change in unrealized gains (losses) on investments	9,182	(32)	(3,023)	1,425
Net increase (decrease) in net assets resulting from operations	$10,162	$108	$(1,858)	$1,335

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2021 and 2020

	American Funds® Global Growth Division		American Funds® Global Small Capitalization Division		American Funds® Growth Division		American Funds® Growth-Income Division
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,629)	$(1,310)	$(6,773,668)	$(5,113,939)	$(16,013,036)	$(11,753,513)	$(2,610,038)	$(602,616)
Net realized gains (losses)	36,227	14,204	37,597,950	40,401,533	270,221,586	90,497,706	51,783,238	35,564,519
Change in unrealized gains (losses) on investments	6,284	52,453	(4,521,614)	72,689,737	(5,753,875)	376,078,166	111,065,267	46,266,465
Net increase (decrease) in net assets resulting from operations	40,882	65,347	26,302,668	107,977,331	248,454,675	454,822,359	160,238,467	81,228,368
Contract Transactions:
Purchase payments received from Contract owners	70	2,146	4,384,060	4,598,544	11,778,445	11,244,114	6,504,223	6,816,775
Net transfers (including fixed account)	(6,783)	(19,283)	(6,469,791)	(32,708,047)	(37,841,541)	(87,262,854)	(25,097,291)	(14,906,107)
Contract charges	—	—	(1,534,473)	(1,630,583)	(2,684,626)	(2,718,925)	(2,276,995)	(2,416,491)
Transfers for Contract benefits and terminations	(42,772)	(9,375)	(54,478,703)	(40,418,656)	(157,236,091)	(102,227,815)	(96,566,881)	(71,891,597)
Net increase (decrease) in net assets resulting from Contract transactions	(49,485)	(26,512)	(58,098,907)	(70,158,742)	(185,983,813)	(180,965,480)	(117,436,944)	(82,397,420)
Net increase (decrease) in net assets	(8,603)	38,835	(31,796,239)	37,818,589	62,470,862	273,856,879	42,801,523	(1,169,052)
Net Assets:
Beginning of year	281,770	242,935	474,942,195	437,123,606	1,297,004,971	1,023,148,092	766,106,526	767,275,578
End of year	$273,167	$281,770	$443,145,956	$474,942,195	$1,359,475,833	$1,297,004,971	$808,908,049	$766,106,526

(a) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	American Funds® The Bond Fund of America Division		BHFTI AB Global Dynamic Allocation Division		BHFTI Allspring Mid Cap Value Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(43,469)	$575,154	$(11,986,090)	$6,509,295	$(1,653)	$(1,207)
Net realized gains (losses)	3,762,295	1,319,071	99,086,295	97,608,961	7,808	5,226
Change in unrealized gains (losses) on investments	(5,273,900)	4,226,664	4,345,270	(51,728,783)	51,434	(20,151)
Net increase (decrease) in net assets resulting from operations	(1,555,074)	6,120,889	91,445,475	52,389,473	57,589	(16,132)
Contract Transactions:
Purchase payments received from Contract owners	968,357	895,837	889,078	1,223,748	—	—
Net transfers (including fixed account)	5,831,177	12,047,508	(18,923,741)	(27,350,237)	(13,399)	(22,339)
Contract charges	(356,099)	(377,842)	(17,476,412)	(18,779,759)	(8)	(7)
Transfers for Contract benefits and terminations	(9,115,497)	(8,092,059)	(142,695,787)	(119,431,482)	(25,523)	(100,512)
Net increase (decrease) in net assets resulting from Contract transactions	(2,672,062)	4,473,444	(178,206,862)	(164,337,730)	(38,930)	(122,858)
Net increase (decrease) in net assets	(4,227,136)	10,594,333	(86,761,387)	(111,948,257)	18,659	(138,990)
Net Assets:
Beginning of year	87,818,399	77,224,066	1,236,443,892	1,348,392,149	229,968	368,958
End of year	$83,591,263	$87,818,399	$1,149,682,505	$1,236,443,892	$248,627	$229,968

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI American Funds® Balanced Allocation Division		BHFTI American Funds® Growth Allocation Division		BHFTI American Funds® Growth Division		BHFTI American Funds® Moderate Allocation Division
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(488,060)	$3,665,433	$(2,179,295)	$1,324,203	$(4,571,806)	$(1,430,361)	$2,224,630	$4,770,097
Net realized gains (losses)	48,709,808	48,763,745	29,038,147	34,446,052	62,461,431	52,435,070	40,362,611	37,598,807
Change in unrealized gains (losses) on investments	34,664,966	48,641,023	39,648,497	26,639,362	8,656,989	85,040,883	18,466,990	38,610,347
Net increase (decrease) in net assets resulting from operations	82,886,714	101,070,201	66,507,349	62,409,617	66,546,614	136,045,592	61,054,231	80,979,251
Contract Transactions:
Purchase payments received from Contract owners	4,160,842	4,583,892	5,642,241	6,285,668	773,020	625,840	4,974,620	4,670,913
Net transfers (including fixed account)	6,173,459	(3,582,796)	1,959,261	(6,917,640)	(33,200,207)	(55,639,339)	(7,291,973)	(14,774,898)
Contract charges	(7,078,783)	(7,516,391)	(3,647,278)	(3,655,876)	(2,232,086)	(2,424,796)	(7,137,150)	(7,562,742)
Transfers for Contract benefits and terminations	(107,294,219)	(81,669,105)	(41,220,457)	(35,928,398)	(61,386,885)	(37,847,257)	(91,595,518)	(70,958,218)
Net increase (decrease) in net assets resulting from Contract transactions	(104,038,701)	(88,184,400)	(37,266,233)	(40,216,246)	(96,046,158)	(95,285,552)	(101,050,021)	(88,624,945)
Net increase (decrease) in net assets	(21,151,987)	12,885,801	29,241,116	22,193,371	(29,499,544)	40,760,040	(39,995,790)	(7,645,694)
Net Assets:
Beginning of year	813,811,656	800,925,855	473,694,389	451,501,018	374,416,489	333,656,449	778,574,010	786,219,704
End of year	$792,659,669	$813,811,656	$502,935,505	$473,694,389	$344,916,945	$374,416,489	$738,578,220	$778,574,010

(a) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI BlackRock Global Tactical Strategies Division		BHFTI BlackRock High Yield Division		BHFTI Brighthouse Asset Allocation 100 Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,956,307	$5,205,795	$11,513	$17,330	$(87,116)	$61,550
Net realized gains (losses)	74,939,342	135,967,798	7,440	(377)	26,151,448	23,637,058
Change in unrealized gains (losses) on investments	46,237,837	(104,410,629)	(2,913)	8,720	15,619,775	13,805,803
Net increase (decrease) in net assets resulting from operations	123,133,486	36,762,964	16,040	25,673	41,684,107	37,504,411
Contract Transactions:
Purchase payments received from Contract owners	1,538,484	1,403,679	38,463	13,502	6,280,007	6,301,266
Net transfers (including fixed account)	(23,066,241)	(26,213,981)	16,856	(11,996)	2,175,804	(5,750,288)
Contract charges	(22,218,505)	(23,572,409)	(38)	(46)	(452,727)	(449,482)
Transfers for Contract benefits and terminations	(185,236,853)	(152,122,933)	(146,942)	(26,914)	(26,229,781)	(20,527,629)
Net increase (decrease) in net assets resulting from Contract transactions	(228,983,115)	(200,505,644)	(91,661)	(25,454)	(18,226,697)	(20,426,133)
Net increase (decrease) in net assets	(105,849,629)	(163,742,680)	(75,621)	219	23,457,410	17,078,278
Net Assets:
Beginning of year	1,562,480,869	1,726,223,549	449,845	449,626	254,598,524	237,520,246
End of year	$1,456,631,240	$1,562,480,869	$374,224	$449,845	$278,055,934	$254,598,524

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI Brighthouse Balanced Plus Division		BHFTI Brighthouse Small Cap Value Division		BHFTI Brighthouse/Aberdeen Emerging Markets Equity Division		BHFTI Brighthouse/Eaton Vance Floating Rate Division
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$37,499,292	$37,824,508	$(64,869)	$25,479	$(472,473)	$345,742	$353,227	$714,272
Net realized gains (losses)	175,708,520	365,952,100	767,249	408,319	2,648,795	1,846,979	(127,367)	(548,543)
Change in unrealized gains (losses) on investments	(3,734,062)	(42,557,558)	4,307,576	(359,019)	(4,561,000)	8,426,457	179,559	(395,946)
Net increase (decrease) in net assets resulting from operations	209,473,750	361,219,050	5,009,956	74,779	(2,384,678)	10,619,178	405,419	(230,217)
Contract Transactions:
Purchase payments received from Contract owners	2,728,744	2,790,064	579,159	544,475	63,604	89,753	12,354	14,368
Net transfers (including fixed account)	26,289,313	20,395,161	(312,442)	(133,290)	1,798,956	(4,555,855)	3,190,664	(3,359,284)
Contract charges	(46,802,308)	(48,811,289)	(32,266)	(29,261)	(327,276)	(362,761)	(47,858)	(55,567)
Transfers for Contract benefits and terminations	(469,537,834)	(373,686,666)	(1,983,587)	(1,287,166)	(5,967,548)	(5,225,570)	(3,832,469)	(3,214,956)
Net increase (decrease) in net assets resulting from Contract transactions	(487,322,085)	(399,312,730)	(1,749,136)	(905,242)	(4,432,264)	(10,054,433)	(677,309)	(6,615,439)
Net increase (decrease) in net assets	(277,848,335)	(38,093,680)	3,260,820	(830,463)	(6,816,942)	564,745	(271,890)	(6,845,656)
Net Assets:
Beginning of year	3,572,331,763	3,610,425,443	17,064,278	17,894,741	47,234,562	46,669,817	19,938,279	26,783,935
End of year	$3,294,483,428	$3,572,331,763	$20,325,098	$17,064,278	$40,417,620	$47,234,562	$19,666,389	$19,938,279

(a) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/Franklin Low Duration Total Return Division		BHFTI Brighthouse/Templeton International Bond Division		BHFTI Brighthouse/Wellington Large Cap Research Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$421,482	$1,447,805	$(59,170)	$241,692	$(2,355,349)	$773,455
Net realized gains (losses)	(438,431)	(918,768)	(186,707)	(224,697)	118,239,234	62,203,560
Change in unrealized gains (losses) on investments	(656,790)	(355,786)	(64,974)	(383,388)	59,969,075	77,864,713
Net increase (decrease) in net assets resulting from operations	(673,739)	173,251	(310,851)	(366,393)	175,852,960	140,841,728
Contract Transactions:
Purchase payments received from Contract owners	295,461	314,851	2,056	6,460	5,185,785	4,594,596
Net transfers (including fixed account)	10,882,137	3,263,677	752,411	637,384	(16,272,541)	(18,145,896)
Contract charges	(507,036)	(542,137)	(48,579)	(56,745)	(511,886)	(548,628)
Transfers for Contract benefits and terminations	(10,714,329)	(8,457,544)	(775,098)	(726,532)	(80,876,968)	(62,308,692)
Net increase (decrease) in net assets resulting from Contract transactions	(43,767)	(5,421,153)	(69,210)	(139,433)	(92,475,610)	(76,408,620)
Net increase (decrease) in net assets	(717,506)	(5,247,902)	(380,061)	(505,826)	83,377,350	64,433,108
Net Assets:
Beginning of year	68,394,975	73,642,877	4,944,012	5,449,838	805,727,887	741,294,779
End of year	$67,677,469	$68,394,975	$4,563,951	$4,944,012	$889,105,237	$805,727,887

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI CBRE Global Real Estate Division		BHFTI Harris Oakmark International Division		BHFTI Invesco Balanced-Risk Allocation Division		BHFTI Invesco Comstock Division
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,893,717	$5,108,435	$(2,400,992)	$7,382,828	$7,836,692	$17,702,686	$(25)	$488
Net realized gains (losses)	3,397,563	826,425	7,623,214	(3,704,789)	14,278,919	16,565,236	4,111	969
Change in unrealized gains (losses) on investments	43,781,344	(16,050,338)	25,327,901	21,388,533	13,002,923	(230,264)	8,361	(2,916)
Net increase (decrease) in net assets resulting from operations	50,072,624	(10,115,478)	30,550,123	25,066,572	35,118,534	34,037,658	12,447	(1,459)
Contract Transactions:
Purchase payments received from Contract owners	1,921,238	2,090,238	4,863,466	5,510,753	493,345	531,775	—	—
Net transfers (including fixed account)	(13,280,159)	9,562,809	(14,704,634)	2,024,962	14,427,934	(8,978,169)	(795)	3,796
Contract charges	(628,088)	(638,953)	(1,871,494)	(1,934,476)	(6,053,372)	(6,177,085)	(4)	(4)
Transfers for Contract benefits and terminations	(21,077,633)	(16,906,569)	(57,538,748)	(37,997,552)	(59,700,559)	(44,600,059)	(48,361)	(5,547)
Net increase (decrease) in net assets resulting from Contract transactions	(33,064,642)	(5,892,475)	(69,251,410)	(32,396,313)	(50,832,652)	(59,223,538)	(49,160)	(1,755)
Net increase (decrease) in net assets	17,007,982	(16,007,953)	(38,701,287)	(7,329,741)	(15,714,118)	(25,185,880)	(36,713)	(3,214)
Net Assets:
Beginning of year	166,520,792	182,528,745	418,249,872	425,579,613	436,657,575	461,843,455	54,656	57,870
End of year	$183,528,774	$166,520,792	$379,548,585	$418,249,872	$420,943,457	$436,657,575	$17,943	$54,656

(a) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Global Equity Division		BHFTI Invesco Small Cap Growth Division		BHFTI JPMorgan Core Bond Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(3,422,227)	$(1,145,075)	$(949,430)	$(648,300)	$752,320	$1,390,131
Net realized gains (losses)	30,280,034	12,463,468	17,104,094	2,631,682	5,729	286,305
Change in unrealized gains (losses) on investments	11,623,772	48,619,406	(12,066,264)	23,163,417	(2,825,618)	2,786,121
Net increase (decrease) in net assets resulting from operations	38,481,579	59,937,799	4,088,400	25,146,799	(2,067,569)	4,462,557
Contract Transactions:
Purchase payments received from Contract owners	2,908,913	2,611,477	965,301	639,070	129,710	124,347
Net transfers (including fixed account)	(5,398,969)	(15,922,074)	6,582,050	76,156	11,192,168	7,591,087
Contract charges	(890,031)	(920,208)	(217,108)	(181,401)	(567,074)	(627,887)
Transfers for Contract benefits and terminations	(29,958,489)	(25,404,149)	(9,570,530)	(5,481,199)	(12,899,709)	(10,478,393)
Net increase (decrease) in net assets resulting from Contract transactions	(33,338,576)	(39,634,954)	(2,240,287)	(4,947,374)	(2,144,905)	(3,390,846)
Net increase (decrease) in net assets	5,143,003	20,302,845	1,848,113	20,199,425	(4,212,474)	1,071,711
Net Assets:
Beginning of year	281,517,566	261,214,721	71,253,289	51,053,864	75,426,695	74,354,984
End of year	$286,660,569	$281,517,566	$73,101,402	$71,253,289	$71,214,221	$75,426,695

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI JPMorgan Global Active Allocation Division		BHFTI JPMorgan Small Cap Value Division		BHFTI Loomis Sayles Global Allocation Division		BHFTI Loomis Sayles Growth Division
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(5,668,421)	$7,849,780	$(58,210)	$(8,978)	$(445,227)	$(562,889)	$(5,938,681)	$(2,723,129)
Net realized gains (losses)	58,370,732	28,209,593	2,193,632	(388,762)	14,338,304	9,681,945	30,392,388	172,776,482
Change in unrealized gains (losses) on investments	7,598,360	39,125,127	3,164,275	1,812,380	(887,597)	3,298,239	52,736,767	(48,166,763)
Net increase (decrease) in net assets resulting from operations	60,300,671	75,184,500	5,299,697	1,414,640	13,005,480	12,417,295	77,190,474	121,886,590
Contract Transactions:
Purchase payments received from Contract owners	307,838	399,012	39,693	42,377	1,016,041	937,456	4,882,603	4,950,774
Net transfers (including fixed account)	8,821,451	(19,151,762)	(1,854,829)	554,985	(586,586)	(2,676,303)	(22,812,168)	(54,502,976)
Contract charges	(10,296,459)	(10,714,610)	(128,589)	(121,712)	(597,016)	(643,517)	(2,357,725)	(2,651,438)
Transfers for Contract benefits and terminations	(101,844,532)	(78,778,097)	(3,027,241)	(1,858,934)	(12,324,900)	(11,924,345)	(62,603,735)	(50,155,264)
Net increase (decrease) in net assets resulting from Contract transactions	(103,011,702)	(108,245,457)	(4,970,966)	(1,383,284)	(12,492,461)	(14,306,709)	(82,891,025)	(102,358,904)
Net increase (decrease) in net assets	(42,711,031)	(33,060,957)	328,731	31,356	513,019	(1,889,414)	(5,700,551)	19,527,686
Net Assets:
Beginning of year	770,639,003	803,699,960	18,968,277	18,936,921	105,220,386	107,109,800	486,587,823	467,060,137
End of year	$727,927,972	$770,639,003	$19,297,008	$18,968,277	$105,733,405	$105,220,386	$480,887,272	$486,587,823

(a) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI MetLife Multi-Index Targeted Risk Division		BHFTI MFS® Research International Division		BHFTI Morgan Stanley Discovery Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$4,265,916	$7,762,640	$(368,142)	$1,688,540	$(10,899,495)	$(7,663,721)
Net realized gains (losses)	42,788,345	78,086,344	12,199,333	6,958,191	484,970,902	153,359,181
Change in unrealized gains (losses) on investments	17,460,716	(46,068,839)	5,641,144	9,411,537	(566,916,409)	439,136,144
Net increase (decrease) in net assets resulting from operations	64,514,977	39,780,145	17,472,335	18,058,268	(92,845,002)	584,831,604
Contract Transactions:
Purchase payments received from Contract owners	421,644	637,273	2,186,314	1,932,064	6,512,207	5,635,010
Net transfers (including fixed account)	(6,552,982)	(2,857,384)	938,504	455,816	(12,261,899)	(38,986,130)
Contract charges	(10,819,041)	(11,532,770)	(680,661)	(722,941)	(670,265)	(618,806)
Transfers for Contract benefits and terminations	(104,319,553)	(79,072,598)	(23,558,147)	(15,477,356)	(91,793,548)	(54,419,213)
Net increase (decrease) in net assets resulting from Contract transactions	(121,269,932)	(92,825,479)	(21,113,990)	(13,812,417)	(98,213,505)	(88,389,139)
Net increase (decrease) in net assets	(56,754,955)	(53,045,334)	(3,641,655)	4,245,851	(191,058,507)	496,442,465
Net Assets:
Beginning of year	831,657,042	884,702,376	172,621,221	168,375,370	920,192,712	423,750,247
End of year	$774,902,087	$831,657,042	$168,979,566	$172,621,221	$729,134,205	$920,192,712

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI PanAgora Global Diversified Risk Division		BHFTI PanAgora Global Diversified Risk II Division		BHFTI PIMCO Inflation Protected Bond Division		BHFTI PIMCO Total Return Division
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,200,967)	$1,602,289	$(11,225,421)	$10,283,727	$(1,745,818)	$4,535,533	$4,113,642	$17,008,900
Net realized gains (losses)	8,971,073	5,970,985	14,331,632	66,569,870	922,394	(3,299,101)	28,978,578	3,510,190
Change in unrealized gains (losses) on investments	(2,924,407)	1,365,825	94,475,129	(65,907,392)	14,552,033	28,967,594	(51,522,591)	27,043,093
Net increase (decrease) in net assets resulting from operations	4,845,699	8,939,099	97,581,340	10,946,205	13,728,609	30,204,026	(18,430,371)	47,562,183
Contract Transactions:
Purchase payments received from Contract owners	60,442	19,619	1,098,505	1,418,896	1,933,498	2,151,448	5,104,171	5,059,209
Net transfers (including fixed account)	2,553,740	11,963,712	(19,024,564)	(14,211,328)	38,760,414	10,933,166	66,366,031	34,809,356
Contract charges	(1,382,248)	(1,240,540)	(13,964,431)	(14,767,147)	(2,458,284)	(2,615,019)	(4,298,205)	(4,909,464)
Transfers for Contract benefits and terminations	(10,197,798)	(6,906,384)	(108,853,659)	(90,022,528)	(45,458,686)	(37,429,568)	(96,780,080)	(82,551,445)
Net increase (decrease) in net assets resulting from Contract transactions	(8,965,864)	3,836,407	(140,744,149)	(117,582,107)	(7,223,058)	(26,959,973)	(29,608,083)	(47,592,344)
Net increase (decrease) in net assets	(4,120,165)	12,775,506	(43,162,809)	(106,635,902)	6,505,551	3,244,053	(48,038,454)	(30,161)
Net Assets:
Beginning of year	97,068,610	84,293,104	929,413,643	1,036,049,545	330,502,638	327,258,585	715,365,209	715,395,370
End of year	$92,948,445	$97,068,610	$886,250,834	$929,413,643	$337,008,189	$330,502,638	$667,326,755	$715,365,209

(a) Had no net assets at December 31, 2020.
The accompanying notes are an integral part of these financial statements.

	BHFTI Schroders Global Multi-Asset Division		BHFTI SSGA Growth and Income ETF Division		BHFTI SSGA Growth ETF Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(6,167,603)	$3,803,281	$3,436,931	$8,897,011	$291,478	$1,446,089
Net realized gains (losses)	14,794,627	42,809,773	44,744,928	24,302,608	10,665,951	4,673,682
Change in unrealized gains (losses) on investments	56,009,498	(44,616,426)	24,346,137	14,978,644	9,091,896	4,092,403
Net increase (decrease) in net assets resulting from operations	64,636,522	1,996,628	72,527,996	48,178,263	20,049,325	10,212,174
Contract Transactions:
Purchase payments received from Contract owners	430,517	452,168	2,596,062	2,626,377	1,704,952	1,892,489
Net transfers (including fixed account)	(17,232,768)	(21,051,439)	(13,251,391)	(15,966,504)	(2,725,636)	(5,790,328)
Contract charges	(9,192,598)	(10,177,753)	(6,592,122)	(7,153,374)	(919,531)	(959,136)
Transfers for Contract benefits and terminations	(92,542,113)	(70,721,468)	(83,936,543)	(63,221,576)	(15,687,006)	(12,872,803)
Net increase (decrease) in net assets resulting from Contract transactions	(118,536,962)	(101,498,492)	(101,183,994)	(83,715,077)	(17,627,221)	(17,729,778)
Net increase (decrease) in net assets	(53,900,440)	(99,501,864)	(28,655,998)	(35,536,814)	2,422,104	(7,517,604)
Net Assets:
Beginning of year	703,341,582	802,843,446	644,690,157	680,226,971	130,804,692	138,322,296
End of year	$649,441,142	$703,341,582	$616,034,159	$644,690,157	$133,226,796	$130,804,692

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI T. Rowe Price Large Cap Value Division		BHFTI T. Rowe Price Mid Cap Growth Division		BHFTI TCW Core Fixed Income Division		BHFTI Victory Sycamore Mid Cap Value Division
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$5,259	$15,535	$(6,264,927)	$(5,280,242)	$21	$4,288	$(275,905)	$840,222
Net realized gains (losses)	20,521	3,920	63,906,402	51,803,519	2,486	16,400	27,061,856	16,916,428
Change in unrealized gains (losses) on investments	132,856	34,047	7,170,398	49,384,564	(3,857)	(2,902)	74,194,902	3,802,161
Net increase (decrease) in net assets resulting from operations	158,636	53,502	64,811,873	95,907,841	(1,350)	17,786	100,980,853	21,558,811
Contract Transactions:
Purchase payments received from Contract owners	156	932	5,963,654	6,364,380	—	—	2,987,753	3,232,576
Net transfers (including fixed account)	(58,703)	(82,633)	(14,014,541)	(33,270,264)	—	(10,722)	(15,503,799)	(2,159,042)
Contract charges	(25)	(36)	(1,736,980)	(1,883,211)	—	(2)	(1,103,413)	(1,095,497)
Transfers for Contract benefits and terminations	(54,527)	(11,768)	(64,376,721)	(46,231,297)	(5,816)	(195,025)	(44,680,247)	(31,543,793)
Net increase (decrease) in net assets resulting from Contract transactions	(113,099)	(93,505)	(74,164,588)	(75,020,392)	(5,816)	(205,749)	(58,299,706)	(31,565,756)
Net increase (decrease) in net assets	45,537	(40,003)	(9,352,715)	20,887,449	(7,166)	(187,963)	42,681,147	(10,006,945)
Net Assets:
Beginning of year	685,939	725,942	505,414,544	484,527,095	52,557	240,520	351,800,764	361,807,709
End of year	$731,476	$685,939	$496,061,829	$505,414,544	$45,391	$52,557	$394,481,911	$351,800,764

(a) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI Western Asset Management Government Income Division		BHFTII Baillie Gifford International Stock Division		BHFTII BlackRock Bond Income Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,238,557	$4,507,060	$(533,904)	$779,866	$5,185,469	$8,026,392
Net realized gains (losses)	835,475	2,430,380	18,665,643	9,889,901	7,990,201	1,424,032
Change in unrealized gains (losses) on investments	(16,464,114)	17,153,359	(20,382,097)	17,623,238	(20,344,177)	15,602,773
Net increase (decrease) in net assets resulting from operations	(12,390,082)	24,090,799	(2,250,358)	28,293,005	(7,168,507)	25,053,197
Contract Transactions:
Purchase payments received from Contract owners	601,439	687,605	1,110,698	931,187	2,880,538	3,000,255
Net transfers (including fixed account)	19,275,312	75,174,345	5,020,923	(1,244,055)	27,018,606	22,414,370
Contract charges	(5,783,050)	(6,518,386)	(314,880)	(339,203)	(1,736,205)	(1,911,579)
Transfers for Contract benefits and terminations	(73,928,278)	(71,581,650)	(18,307,886)	(10,357,185)	(48,749,496)	(44,199,935)
Net increase (decrease) in net assets resulting from Contract transactions	(59,834,577)	(2,238,086)	(12,491,145)	(11,009,256)	(20,586,557)	(20,696,889)
Net increase (decrease) in net assets	(72,224,659)	21,852,713	(14,741,503)	17,283,749	(27,755,064)	4,356,308
Net Assets:
Beginning of year	398,349,977	376,497,264	140,886,997	123,603,248	389,186,999	384,830,691
End of year	$326,125,318	$398,349,977	$126,145,494	$140,886,997	$361,431,935	$389,186,999

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTII BlackRock Capital Appreciation Division		BHFTII BlackRock Ultra-Short Term Bond Division		BHFTII Brighthouse Asset Allocation 20 Division		BHFTII Brighthouse Asset Allocation 40 Division
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(2,969,573)	$(2,561,674)	$(512,968)	$189,931	$5,128,052	$4,742,568	$12,134,866	$12,076,689
Net realized gains (losses)	47,600,377	35,489,561	(183,551)	69,509	5,974,185	6,662,956	40,364,512	40,360,651
Change in unrealized gains (losses) on investments	(2,918,447)	33,799,658	(35,833)	(761,962)	(3,976,725)	12,184,016	(1,465,683)	23,436,358
Net increase (decrease) in net assets resulting from operations	41,712,357	66,727,545	(732,352)	(502,522)	7,125,512	23,589,540	51,033,695	75,873,698
Contract Transactions:
Purchase payments received from Contract owners	2,634,998	2,143,896	187,278	157,528	2,323,246	2,104,951	6,408,014	6,598,803
Net transfers (including fixed account)	(9,323,076)	(8,578,450)	8,146,597	14,465,808	1,654,761	4,760,399	(539,635)	(9,619,760)
Contract charges	(920,884)	(951,732)	(483,053)	(481,466)	(2,398,710)	(2,450,958)	(6,713,631)	(7,049,456)
Transfers for Contract benefits and terminations	(29,244,507)	(21,900,122)	(17,191,773)	(11,146,935)	(40,023,748)	(38,435,664)	(106,445,875)	(99,473,166)
Net increase (decrease) in net assets resulting from Contract transactions	(36,853,469)	(29,286,408)	(9,340,951)	2,994,935	(38,444,451)	(34,021,272)	(107,291,127)	(109,543,579)
Net increase (decrease) in net assets	4,858,888	37,441,137	(10,073,303)	2,492,413	(31,318,939)	(10,431,732)	(56,257,432)	(33,669,881)
Net Assets:
Beginning of year	230,129,341	192,688,204	47,474,049	44,981,636	311,462,767	321,894,499	875,065,802	908,735,683
End of year	$234,988,229	$230,129,341	$37,400,746	$47,474,049	$280,143,828	$311,462,767	$818,808,370	$875,065,802

(a) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 60 Division		BHFTII Brighthouse Asset Allocation 80 Division		BHFTII Brighthouse/Artisan Mid Cap Value Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$27,440,189	$28,175,408	$7,900,018	$9,121,825	$(814,654)	$(648,717)
Net realized gains (losses)	223,232,028	212,327,428	156,127,480	152,914,504	11,793,499	1,104,026
Change in unrealized gains (losses) on investments	35,631,578	99,879,881	57,221,877	60,188,388	31,811,752	8,080,216
Net increase (decrease) in net assets resulting from operations	286,303,795	340,382,717	221,249,375	222,224,717	42,790,597	8,535,525
Contract Transactions:
Purchase payments received from Contract owners	24,017,175	27,409,116	21,855,608	24,124,224	1,786,243	1,815,217
Net transfers (including fixed account)	(19,479,129)	(63,505,425)	(20,209,478)	(45,714,163)	(4,009,993)	(2,396,615)
Contract charges	(24,565,931)	(26,296,980)	(10,008,728)	(10,534,672)	(439,528)	(438,671)
Transfers for Contract benefits and terminations	(394,308,570)	(311,735,085)	(184,195,930)	(138,075,799)	(22,579,094)	(15,428,011)
Net increase (decrease) in net assets resulting from Contract transactions	(414,336,455)	(374,128,374)	(192,558,528)	(170,200,410)	(25,242,372)	(16,448,080)
Net increase (decrease) in net assets	(128,032,660)	(33,745,657)	28,690,847	52,024,307	17,548,225	(7,912,555)
Net Assets:
Beginning of year	3,132,220,695	3,165,966,352	1,722,419,271	1,670,394,964	178,298,975	186,211,530
End of year	$3,004,188,035	$3,132,220,695	$1,751,110,118	$1,722,419,271	$195,847,200	$178,298,975

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTII Brighthouse/Dimensional International Small Company Division		BHFTII Brighthouse/Wellington Balanced Division		BHFTII Brighthouse/Wellington Core Equity Opportunities Division		BHFTII Frontier Mid Cap Growth Division
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$18,896	$83,460	$3,467,398	$5,197,233	$4,810	$909,892	$(7,278,472)	$(5,925,076)
Net realized gains (losses)	401,971	(167,783)	67,241,789	31,868,837	43,083,841	57,851,428	101,313,064	67,085,888
Change in unrealized gains (losses) on investments	421,698	593,647	3,157,671	48,657,548	62,915,404	(15,212,853)	(20,345,195)	74,213,352
Net increase (decrease) in net assets resulting from operations	842,565	509,324	73,866,858	85,723,618	106,004,055	43,548,467	73,689,397	135,374,164
Contract Transactions:
Purchase payments received from Contract owners	17,981	20,526	3,657,298	4,306,177	3,785,409	4,100,080	3,062,177	2,801,014
Net transfers (including fixed account)	(344,012)	(363,172)	(688,417)	(5,447,805)	(17,687,364)	(7,896,223)	(7,644,833)	(18,852,946)
Contract charges	(36,156)	(40,002)	(261,167)	(270,566)	(1,932,196)	(2,087,063)	(429,490)	(460,262)
Transfers for Contract benefits and terminations	(800,128)	(741,159)	(57,387,398)	(48,399,470)	(62,630,915)	(54,517,414)	(54,694,118)	(40,875,080)
Net increase (decrease) in net assets resulting from Contract transactions	(1,162,315)	(1,123,807)	(54,679,684)	(49,811,664)	(78,465,066)	(60,400,620)	(59,706,264)	(57,387,274)
Net increase (decrease) in net assets	(319,750)	(614,483)	19,187,174	35,911,954	27,538,989	(16,852,153)	13,983,133	77,986,890
Net Assets:
Beginning of year	7,124,915	7,739,398	610,629,506	574,717,552	503,780,671	520,632,824	572,542,548	494,555,658
End of year	$6,805,165	$7,124,915	$629,816,680	$610,629,506	$531,319,660	$503,780,671	$586,525,681	$572,542,548

(a) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII Jennison Growth Division		BHFTII Loomis Sayles Small Cap Core Division		BHFTII Loomis Sayles Small Cap Growth Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(3,646,712)	$(2,823,468)	$(2,015,622)	$(1,648,415)	$(825,599)	$(676,408)
Net realized gains (losses)	79,474,867	39,012,211	15,924,465	11,007,626	8,557,077	7,560,022
Change in unrealized gains (losses) on investments	(33,158,872)	69,169,806	16,360,102	6,382,559	(2,231,635)	9,885,408
Net increase (decrease) in net assets resulting from operations	42,669,283	105,358,549	30,268,945	15,741,770	5,499,843	16,769,022
Contract Transactions:
Purchase payments received from Contract owners	4,519,138	3,059,590	1,419,043	1,467,971	941,910	880,325
Net transfers (including fixed account)	(7,796,037)	(3,120,525)	(5,129,618)	(3,362,707)	(980,429)	(4,352,865)
Contract charges	(1,097,276)	(1,108,541)	(525,508)	(529,940)	(128,386)	(127,460)
Transfers for Contract benefits and terminations	(40,372,362)	(26,022,423)	(18,869,881)	(14,191,055)	(6,393,426)	(4,496,437)
Net increase (decrease) in net assets resulting from Contract transactions	(44,746,537)	(27,191,899)	(23,105,964)	(16,615,731)	(6,560,331)	(8,096,437)
Net increase (decrease) in net assets	(2,077,254)	78,166,650	7,162,981	(873,961)	(1,060,488)	8,672,585
Net Assets:
Beginning of year	289,505,068	211,338,418	156,522,639	157,396,600	66,012,877	57,340,292
End of year	$287,427,814	$289,505,068	$163,685,620	$156,522,639	$64,952,389	$66,012,877

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTII MetLife Aggregate Bond Index Division		BHFTII MetLife Mid Cap Stock Index Division		BHFTII MetLife MSCI EAFE® Index Division		BHFTII MetLife Russell 2000® Index Division
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$10,694,815	$13,072,264	$(1,564,918)	$319,781	$1,850,123	$7,601,556	$(1,281,754)	$39,630
Net realized gains (losses)	748,264	7,071,864	52,628,980	36,524,964	13,841,508	7,281,489	38,953,958	26,713,820
Change in unrealized gains (losses) on investments	(43,389,208)	31,503,576	57,382,024	22,452,963	25,722,402	16,429,135	6,739,194	31,044,533
Net increase (decrease) in net assets resulting from operations	(31,946,129)	51,647,704	108,446,086	59,297,708	41,414,033	31,312,180	44,411,398	57,797,983
Contract Transactions:
Purchase payments received from Contract owners	10,140,944	10,864,000	7,535,921	7,767,987	7,477,049	7,860,084	5,235,786	5,454,391
Net transfers (including fixed account)	105,505,716	49,566,755	(29,168,370)	(17,954,834)	1,066,646	8,010,588	(3,976,590)	(20,416,201)
Contract charges	(4,959,053)	(5,593,760)	(1,546,034)	(1,551,495)	(1,609,261)	(1,670,310)	(825,235)	(827,113)
Transfers for Contract benefits and terminations	(117,708,457)	(109,045,885)	(56,960,322)	(42,382,787)	(50,077,959)	(39,276,779)	(37,637,134)	(26,100,918)
Net increase (decrease) in net assets resulting from Contract transactions	(7,020,850)	(54,208,890)	(80,138,805)	(54,121,129)	(43,143,525)	(25,076,417)	(37,203,173)	(41,889,841)
Net increase (decrease) in net assets	(38,966,979)	(2,561,186)	28,307,281	5,176,579	(1,729,492)	6,235,763	7,208,225	15,908,142
Net Assets:
Beginning of year	949,536,445	952,097,631	506,052,707	500,876,128	466,904,304	460,668,541	346,715,527	330,807,385
End of year	$910,569,466	$949,536,445	$534,359,988	$506,052,707	$465,174,812	$466,904,304	$353,923,752	$346,715,527

(a) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Stock Index Division		BHFTII MFS® Total Return Division		BHFTII MFS® Value Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$7,253,593	$16,665,539	$639,680	$1,237,643	$1,014,446	$3,210,980
Net realized gains (losses)	418,844,705	316,872,651	9,881,590	6,383,046	24,886,449	34,572,759
Change in unrealized gains (losses) on investments	364,436,767	126,015,016	3,825,226	1,056,451	114,170,286	(24,712,952)
Net increase (decrease) in net assets resulting from operations	790,535,065	459,553,206	14,346,496	8,677,140	140,071,181	13,070,787
Contract Transactions:
Purchase payments received from Contract owners	32,238,629	31,569,454	1,562,824	1,164,619	6,404,512	6,613,410
Net transfers (including fixed account)	(129,714,180)	(101,965,375)	196,331	(2,731,520)	(23,267,172)	5,460,026
Contract charges	(5,978,396)	(6,187,543)	(324,689)	(347,189)	(2,373,898)	(2,440,109)
Transfers for Contract benefits and terminations	(346,797,597)	(265,605,717)	(12,544,971)	(12,780,101)	(84,640,456)	(60,538,325)
Net increase (decrease) in net assets resulting from Contract transactions	(450,251,544)	(342,189,181)	(11,110,505)	(14,694,191)	(103,877,014)	(50,904,998)
Net increase (decrease) in net assets	340,283,521	117,364,025	3,235,991	(6,017,051)	36,194,167	(37,834,211)
Net Assets:
Beginning of year	3,154,806,376	3,037,442,351	117,745,426	123,762,477	627,751,137	665,585,348
End of year	$3,495,089,897	$3,154,806,376	$120,981,417	$117,745,426	$663,945,304	$627,751,137

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTII Neuberger Berman Genesis Division		BHFTII T. Rowe Price Large Cap Growth Division		BHFTII T. Rowe Price Small Cap Growth Division		BHFTII Van Eck Global Natural Resources Division
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(3,895,161)	$(3,180,128)	$(9,600,807)	$(7,488,830)	$(5,920,609)	$(4,820,183)	$(62,053)	$1,711
Net realized gains (losses)	36,281,408	26,740,247	123,853,136	71,413,186	73,355,014	56,997,596	1,214,701	(2,302,992)
Change in unrealized gains (losses) on investments	17,247,271	36,614,576	17,425,080	137,503,730	(19,755,734)	39,472,994	3,395,487	8,059,472
Net increase (decrease) in net assets resulting from operations	49,633,518	60,174,695	131,677,409	201,428,086	47,678,671	91,650,407	4,548,135	5,758,191
Contract Transactions:
Purchase payments received from Contract owners	2,857,483	2,717,284	9,328,336	9,277,398	6,137,316	5,723,882	35,666	26,155
Net transfers (including fixed account)	(6,454,892)	(11,168,285)	(13,345,751)	(39,247,424)	(14,957,233)	(23,111,025)	(4,242,840)	(1,910,189)
Contract charges	(511,813)	(542,365)	(1,860,133)	(1,982,277)	(952,505)	(1,038,633)	(276,869)	(289,933)
Transfers for Contract benefits and terminations	(36,178,934)	(27,319,796)	(94,756,093)	(60,682,479)	(52,482,546)	(37,758,660)	(3,574,437)	(2,764,136)
Net increase (decrease) in net assets resulting from Contract transactions	(40,288,156)	(36,313,162)	(100,633,641)	(92,634,782)	(62,254,968)	(56,184,436)	(8,058,480)	(4,938,103)
Net increase (decrease) in net assets	9,345,362	23,861,533	31,043,768	108,793,304	(14,576,297)	35,465,971	(3,510,345)	820,088
Net Assets:
Beginning of year	311,591,184	287,729,651	738,162,692	629,369,388	491,278,222	455,812,251	27,733,915	26,913,827
End of year	$320,936,546	$311,591,184	$769,206,460	$738,162,692	$476,701,925	$491,278,222	$24,223,570	$27,733,915

(a) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management Strategic Bond Opportunities Division		BHFTII Western Asset Management U.S. Government Division		BlackRock Global Allocation V.I. Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$9,333,316	$17,726,545	$1,661,587	$2,078,549	$(302)	$(106)
Net realized gains (losses)	2,546,268	360,637	(400,867)	221,649	16,912	6,569
Change in unrealized gains (losses) on investments	(6,497,701)	803,335	(5,249,706)	2,399,994	(12,508)	12,407
Net increase (decrease) in net assets resulting from operations	5,381,883	18,890,517	(3,988,986)	4,700,192	4,102	18,870
Contract Transactions:
Purchase payments received from Contract owners	3,315,926	3,585,553	1,170,573	1,059,588	—	—
Net transfers (including fixed account)	16,197,583	7,008,182	8,606,612	24,361,402	1,303	(2,002)
Contract charges	(1,371,525)	(1,551,192)	(651,891)	(742,576)	(3)	(3)
Transfers for Contract benefits and terminations	(50,637,237)	(41,946,718)	(20,582,596)	(20,397,844)	(103,497)	(743)
Net increase (decrease) in net assets resulting from Contract transactions	(32,495,253)	(32,904,175)	(11,457,302)	4,280,570	(102,197)	(2,748)
Net increase (decrease) in net assets	(27,113,370)	(14,013,658)	(15,446,288)	8,980,762	(98,095)	16,122
Net Assets:
Beginning of year	408,706,045	422,719,703	139,252,019	130,271,257	118,145	102,023
End of year	$381,592,675	$408,706,045	$123,805,731	$139,252,019	$20,050	$118,145

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	Calvert VP SRI Balanced Division		Calvert VP SRI Mid Cap Division		Delaware VIP® Small Cap Value Division		Fidelity® VIP Contrafund® Division
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(8,235)	$176,206	$(58,733)	$(36,653)	$2	$3	$(8,457)	$(6,380)
Net realized gains (losses)	3,464,445	2,455,032	481,399	462,013	2	32	163,942	15,567
Change in unrealized gains (losses) on investments	4,039,572	3,996,829	587,387	197,700	225	(53)	65,649	185,696
Net increase (decrease) in net assets resulting from operations	7,495,782	6,628,067	1,010,053	623,060	229	(18)	221,134	194,883
Contract Transactions:
Purchase payments received from Contract owners	1,018,177	1,075,029	144,284	174,517	—	—	8,595	12,411
Net transfers (including fixed account)	1,586,172	334,536	(221,370)	(568,593)	—	—	(2,675)	(18,670)
Contract charges	(21,457)	(22,187)	(419)	(424)	—	—	(12)	(13)
Transfers for Contract benefits and terminations	(6,457,466)	(5,331,249)	(635,817)	(736,394)	(4)	(2)	(105,428)	(46,305)
Net increase (decrease) in net assets resulting from Contract transactions	(3,874,574)	(3,943,871)	(713,322)	(1,130,894)	(4)	(2)	(99,520)	(52,577)
Net increase (decrease) in net assets	3,621,208	2,684,196	296,731	(507,834)	225	(20)	121,614	142,306
Net Assets:
Beginning of year	55,610,315	52,926,119	7,563,766	8,071,600	677	697	860,110	717,804
End of year	$59,231,523	$55,610,315	$7,860,497	$7,563,766	$902	$677	$981,724	$860,110

(a) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Equity-Income Division		Fidelity® VIP Freedom 2020 Division		Fidelity® VIP Freedom 2025 Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$607,385	$450,011	$(6,452)	$9,465	$(15,836)	$14,207
Net realized gains (losses)	8,885,134	2,595,984	422,551	197,265	636,869	209,592
Change in unrealized gains (losses) on investments	5,092,373	(146,123)	(89,647)	287,105	87,169	586,013
Net increase (decrease) in net assets resulting from operations	14,584,892	2,899,872	326,452	493,835	708,202	809,812
Contract Transactions:
Purchase payments received from Contract owners	485,055	634,291	210,038	573,466	442,431	498,053
Net transfers (including fixed account)	(160,963)	(1,531,291)	968,447	648,700	2,153,416	2,879,680
Contract charges	(7,082)	(7,490)	(42)	(16)	(11,259)	(6,080)
Transfers for Contract benefits and terminations	(5,763,651)	(5,745,192)	(1,477,095)	(331,629)	(2,138,920)	(714,163)
Net increase (decrease) in net assets resulting from Contract transactions	(5,446,641)	(6,649,682)	(298,652)	890,521	445,668	2,657,490
Net increase (decrease) in net assets	9,138,251	(3,749,810)	27,800	1,384,356	1,153,870	3,467,302
Net Assets:
Beginning of year	63,502,205	67,252,015	4,340,434	2,956,078	7,124,363	3,657,061
End of year	$72,640,456	$63,502,205	$4,368,234	$4,340,434	$8,278,233	$7,124,363

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	Fidelity® VIP Freedom 2030 Division		Fidelity® VIP Freedom 2035 Division		Fidelity® VIP Freedom 2040 Division		Fidelity® VIP Freedom 2045 Division
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(4,499)	$6,393	$(1,539)	$663	$(2,682)	$(1,999)	$(6,305)	$(948)
Net realized gains (losses)	652,821	233,135	220,567	45,409	274,072	110,041	116,866	39,970
Change in unrealized gains (losses) on investments	111,660	588,129	169,661	339,095	33,778	232,695	238,268	271,505
Net increase (decrease) in net assets resulting from operations	759,982	827,657	388,689	385,167	305,168	340,737	348,829	310,527
Contract Transactions:
Purchase payments received from Contract owners	1,123,441	989,812	936,464	435,685	906,770	654,135	893,515	455,197
Net transfers (including fixed account)	2,168,435	1,029,839	1,545,725	843,656	721,359	13,970	89,964	309,242
Contract charges	(2,109)	(556)	(2,070)	(574)	(1,109)	(477)	(1,255)	(815)
Transfers for Contract benefits and terminations	(1,643,388)	(725,356)	(218,815)	(94,985)	(806,167)	(393,431)	(132,421)	(58,592)
Net increase (decrease) in net assets resulting from Contract transactions	1,646,379	1,293,739	2,261,304	1,183,782	820,853	274,197	849,803	705,032
Net increase (decrease) in net assets	2,406,361	2,121,396	2,649,993	1,568,949	1,126,021	614,934	1,198,632	1,015,559
Net Assets:
Beginning of year	6,430,259	4,308,863	2,068,090	499,141	1,912,754	1,297,820	1,866,574	851,015
End of year	$8,836,620	$6,430,259	$4,718,083	$2,068,090	$3,038,775	$1,912,754	$3,065,206	$1,866,574

(a) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2050 Division		Fidelity® VIP FundsManager 50% Division		Fidelity® VIP FundsManager 60% Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(11,935)	$1,021	$(2,050,939)	$(1,960,126)	$(2,131,149)	$(2,041,045)
Net realized gains (losses)	395,551	83,513	8,684,226	6,169,046	8,802,833	5,405,502
Change in unrealized gains (losses) on investments	383,767	584,987	11,880,662	21,870,120	17,165,175	24,261,562
Net increase (decrease) in net assets resulting from operations	767,383	669,521	18,513,949	26,079,040	23,836,859	27,626,019
Contract Transactions:
Purchase payments received from Contract owners	2,225,763	1,287,185	615,165	753,439	2,401,655	618,747
Net transfers (including fixed account)	566,509	864,434	—	—	—	—
Contract charges	(5,058)	(1,376)	—	—	—	—
Transfers for Contract benefits and terminations	(881,313)	(115,983)	(25,730,530)	(32,402,129)	(27,247,172)	(24,861,165)
Net increase (decrease) in net assets resulting from Contract transactions	1,905,901	2,034,260	(25,115,365)	(31,648,690)	(24,845,517)	(24,242,418)
Net increase (decrease) in net assets	2,673,284	2,703,781	(6,601,416)	(5,569,650)	(1,008,658)	3,383,601
Net Assets:
Beginning of year	4,073,510	1,369,729	247,253,463	252,823,113	242,924,543	239,540,942
End of year	$6,746,794	$4,073,510	$240,652,047	$247,253,463	$241,915,885	$242,924,543

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	Fidelity® VIP Government Money Market Division		Fidelity® VIP Growth Division		Fidelity® VIP Investment Grade Bond Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(50,148)	$(33,396)	$(1,270,908)	$(932,307)	$98,610	$116,765
Net realized gains (losses)	—	—	33,624,596	15,924,275	307,332	127,287
Change in unrealized gains (losses) on investments	—	—	(5,741,106)	24,009,460	(553,430)	510,938
Net increase (decrease) in net assets resulting from operations	(50,148)	(33,396)	26,612,582	39,001,428	(147,488)	754,990
Contract Transactions:
Purchase payments received from Contract owners	232,460	285,146	675,406	884,436	230,622	248,825
Net transfers (including fixed account)	(385,828)	1,412,672	(716,968)	(2,643,371)	276,942	1,030,767
Contract charges	—	—	(862)	(976)	(2,359)	(2,786)
Transfers for Contract benefits and terminations	(811,884)	(1,114,894)	(10,810,223)	(10,591,349)	(973,171)	(1,492,814)
Net increase (decrease) in net assets resulting from Contract transactions	(965,252)	582,924	(10,852,647)	(12,351,260)	(467,966)	(216,008)
Net increase (decrease) in net assets	(1,015,400)	549,528	15,759,935	26,650,168	(615,454)	538,982
Net Assets:
Beginning of year	5,964,444	5,414,916	125,194,940	98,544,772	9,545,422	9,006,440
End of year	$4,949,044	$5,964,444	$140,954,875	$125,194,940	$8,929,968	$9,545,422

(a) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Mid Cap Division		FTVIPT Templeton Developing Markets VIP Division		FTVIPT Templeton Foreign VIP Division	Janus Henderson Enterprise Division
	2021	2020	2021	2020	2021 (a)	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(2,846)	$(1,949)	$(12)	$1,441	$3	$(1,024)	$(1,204)
Net realized gains (losses)	99,918	(612)	1,939	1,239	—	23,053	12,871
Change in unrealized gains (losses) on investments	15,549	71,216	(5,328)	4,954	(19)	349	15,992
Net increase (decrease) in net assets resulting from operations	112,621	68,655	(3,401)	7,634	(16)	22,378	27,659
Contract Transactions:
Purchase payments received from Contract owners	375	73	—	—	500	55	1,494
Net transfers (including fixed account)	(7,094)	3,304	—	—	—	(1,077)	(2,220)
Contract charges	—	—	—	—	—	—	—
Transfers for Contract benefits and terminations	(41,855)	(34,518)	(1,790)	(3)	(2)	(25,510)	(1,079)
Net increase (decrease) in net assets resulting from Contract transactions	(48,574)	(31,141)	(1,790)	(3)	498	(26,532)	(1,805)
Net increase (decrease) in net assets	64,047	37,514	(5,191)	7,631	482	(4,154)	25,854
Net Assets:
Beginning of year	481,692	444,178	54,938	47,307	—	157,391	131,537
End of year	$545,739	$481,692	$49,747	$54,938	$482	$153,237	$157,391

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	LMPVET ClearBridge Variable Appreciation Division		LMPVET ClearBridge Variable Dividend Strategy Division		LMPVET ClearBridge Variable Large Cap Growth Division		LMPVET ClearBridge Variable Small Cap Growth Division
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(147)	$50	$586	$457	$(4,944)	$(4,047)	$(558)	$(448)
Net realized gains (losses)	3,751	3,345	9,872	1,200	64,525	38,744	12,212	6,179
Change in unrealized gains (losses) on investments	7,560	3,271	11,694	4,306	40,824	80,138	(4,841)	14,669
Net increase (decrease) in net assets resulting from operations	11,164	6,666	22,152	5,963	100,405	114,835	6,813	20,400
Contract Transactions:
Purchase payments received from Contract owners	22	585	—	—	13,458	15,780	3,593	4,644
Net transfers (including fixed account)	(168)	(5,702)	(4,502)	4,117	(18,467)	(66,210)	(330)	(6,558)
Contract charges	—	—	—	—	(10)	(10)	(4)	(4)
Transfers for Contract benefits and terminations	(3,939)	(2,507)	(3)	(3)	(47,080)	(19,556)	(10,317)	(271)
Net increase (decrease) in net assets resulting from Contract transactions	(4,085)	(7,624)	(4,505)	4,114	(52,099)	(69,996)	(7,058)	(2,189)
Net increase (decrease) in net assets	7,079	(958)	17,647	10,077	48,306	44,839	(245)	18,211
Net Assets:
Beginning of year	53,060	54,018	86,009	75,932	507,611	462,772	61,746	43,535
End of year	$60,139	$53,060	$103,656	$86,009	$555,917	$507,611	$61,501	$61,746

(a) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	LMPVIT Western Asset Core Plus Division		Morgan Stanley VIF Global Infrastructure Division		PIMCO VIT CommodityRealReturn® Strategy Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(250)	$448	$641	$76	$980	$1,450
Net realized gains (losses)	1,615	(169)	3,123	712	(87)	(994)
Change in unrealized gains (losses) on investments	(2,362)	2,480	4,095	(2,704)	9,269	(607)
Net increase (decrease) in net assets resulting from operations	(997)	2,759	7,859	(1,916)	10,162	(151)
Contract Transactions:
Purchase payments received from Contract owners	—	—	621	132	83	75
Net transfers (including fixed account)	(35,608)	(2,570)	6,476	1,548	(2,080)	1,118
Contract charges	—	—	(19)	(25)	(8)	(8)
Transfers for Contract benefits and terminations	(1,126)	(1,601)	(9,942)	(7,712)	(3,587)	(1,693)
Net increase (decrease) in net assets resulting from Contract transactions	(36,734)	(4,171)	(2,864)	(6,057)	(5,592)	(508)
Net increase (decrease) in net assets	(37,731)	(1,412)	4,995	(7,973)	4,570	(659)
Net Assets:
Beginning of year	38,145	39,557	60,741	68,714	34,311	34,970
End of year	$414	$38,145	$65,736	$60,741	$38,881	$34,311

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2021 and 2020

	PIMCO VIT Dynamic Bond Division		PIMCO VIT Emerging Markets Bond Division		TAP 1919 Variable Socially Responsive Balanced Division
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$140	$353	$1,165	$1,425	$(90)	$(34)
Net realized gains (losses)	1,071	1,455	283	526	6,298	2,169
Change in unrealized gains (losses) on investments	(1,103)	(79)	(3,306)	519	(4,873)	4,523
Net increase (decrease) in net assets resulting from operations	108	1,729	(1,858)	2,470	1,335	6,658
Contract Transactions:
Purchase payments received from Contract owners	—	—	—	—	—	—
Net transfers (including fixed account)	607	641	1,846	239	—	—
Contract charges	(6)	(13)	(10)	(13)	—	—
Transfers for Contract benefits and terminations	(16,977)	(50,867)	(8,754)	(13,490)	(28,048)	(4)
Net increase (decrease) in net assets resulting from Contract transactions	(16,376)	(50,239)	(6,918)	(13,264)	(28,048)	(4)
Net increase (decrease) in net assets	(16,268)	(48,510)	(8,776)	(10,794)	(26,713)	6,654
Net Assets:
Beginning of year	36,833	85,343	49,384	60,178	37,136	30,482
End of year	$20,565	$36,833	$40,608	$49,384	$10,423	$37,136

(a) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Metropolitan Life Separate Account E (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Company's Board of Directors on September 27, 1983 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission, as well as the New York State Department of Financial Services.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding fund, series or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series® ("American Funds")

BlackRock Variable Series Funds, Inc. ("BlackRock")

Brighthouse Funds Trust I ("BHFTI")

Brighthouse Funds Trust II ("BHFTII")

Calvert Variable Series, Inc. ("Calvert")

Delaware Management Company ("Delaware")

Delaware VIP Trust ("Delaware VIP")

Fidelity® Variable Insurance Products ("Fidelity VIP")

Franklin Templeton Variable Insurance Products Trust ("FTVIPT")

Janus Aspen Series ("Janus Aspen")

Legg Mason Partners Variable Equity Trust ("LMPVET")

Legg Mason Partners Variable Income Trust ("LMPVIT")

Morgan Stanley Variable Insurance Fund, Inc. ("Morgan Stanley VIF")

PIMCO Variable Insurance Trust ("PIMCO VIT")

Trust for Advised Portfolios ("TAP")

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts cannot be used for liabilities arising out of any other business conducted by the Company.

2.  LIST OF DIVISIONS

A. Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the Contract owner. The following Divisions had net assets as of or during the year ended December 31, 2021:

American Funds® Global Growth Division

American Funds® Global Small Capitalization Division (a)

American Funds® Growth Division

American Funds® Growth-Income Division

American Funds® The Bond Fund of America Division

BHFTI AB Global Dynamic Allocation Division

BHFTI Allspring Mid Cap Value Division

BHFTI American Funds® Balanced Allocation Division (a)

BHFTI American Funds® Growth Allocation Division (a)

BHFTI American Funds® Growth Division

BHFTI American Funds® Moderate Allocation Division (a)

BHFTI BlackRock Global Tactical Strategies Division

BHFTI BlackRock High Yield Division (a)

BHFTI Brighthouse Asset Allocation 100 Division (a)

BHFTI Brighthouse Balanced Plus Division

BHFTI Brighthouse Small Cap Value Division

BHFTI Brighthouse/Aberdeen Emerging Markets Equity Division (a)

BHFTI Brighthouse/Eaton Vance Floating Rate Division

BHFTI Brighthouse/Franklin Low Duration Total Return Division

BHFTI Brighthouse/Templeton International Bond Division

BHFTI Brighthouse/Wellington Large Cap Research Division (a)

BHFTI CBRE Global Real Estate Division (a)

BHFTI Harris Oakmark International Division (a)

BHFTI Invesco Balanced-Risk Allocation Division

BHFTI Invesco Comstock Division

BHFTI Invesco Global Equity Division (a)

BHFTI Invesco Small Cap Growth Division (a)

BHFTI JPMorgan Core Bond Division

BHFTI JPMorgan Global Active Allocation Division

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF DIVISIONS — (Continued)

BHFTI JPMorgan Small Cap Value Division (a)

BHFTI Loomis Sayles Global Allocation Division

BHFTI Loomis Sayles Growth Division (a)

BHFTI MetLife Multi-Index Targeted Risk Division

BHFTI MFS® Research International Division (a)

BHFTI Morgan Stanley Discovery Division (a)

BHFTI PanAgora Global Diversified Risk Division

BHFTI PanAgora Global Diversified Risk II Division

BHFTI PIMCO Inflation Protected Bond Division (a)

BHFTI PIMCO Total Return Division (a)

BHFTI Schroders Global Multi-Asset Division

BHFTI SSGA Growth and Income ETF Division (a)

BHFTI SSGA Growth ETF Division (a)

BHFTI T. Rowe Price Large Cap Value Division

BHFTI T. Rowe Price Mid Cap Growth Division (a)

BHFTI TCW Core Fixed Income Division

BHFTI Victory Sycamore Mid Cap Value Division (a)

BHFTI Western Asset Management Government Income Division

BHFTII Baillie Gifford International Stock Division (a)

BHFTII BlackRock Bond Income Division (a)

BHFTII BlackRock Capital Appreciation Division (a)

BHFTII BlackRock Ultra-Short Term Bond Division (a)

BHFTII Brighthouse Asset Allocation 20 Division (a)

BHFTII Brighthouse Asset Allocation 40 Division (a)

BHFTII Brighthouse Asset Allocation 60 Division (a)

BHFTII Brighthouse Asset Allocation 80 Division (a)

BHFTII Brighthouse/Artisan Mid Cap Value Division (a)

BHFTII Brighthouse/Dimensional International Small Company Division

BHFTII Brighthouse/Wellington Balanced Division (a)

BHFTII Brighthouse/Wellington Core Equity Opportunities Division (a)

BHFTII Frontier Mid Cap Growth Division (a)

BHFTII Jennison Growth Division (a)

BHFTII Loomis Sayles Small Cap Core Division (a)

BHFTII Loomis Sayles Small Cap Growth Division (a)

BHFTII MetLife Aggregate Bond Index Division (a)

BHFTII MetLife Mid Cap Stock Index Division (a)

BHFTII MetLife MSCI EAFE® Index Division (a)

BHFTII MetLife Russell 2000® Index Division (a)

BHFTII MetLife Stock Index Division (a)

BHFTII MFS® Total Return Division (a)

BHFTII MFS® Value Division (a)

BHFTII Neuberger Berman Genesis Division (a)

BHFTII T. Rowe Price Large Cap Growth Division (a)

BHFTII T. Rowe Price Small Cap Growth Division (a)

BHFTII Van Eck Global Natural Resources Division

BHFTII Western Asset Management Strategic Bond Opportunities Division (a)

BHFTII Western Asset Management U.S. Government Division (a)

BlackRock Global Allocation V.I. Division

Calvert VP SRI Balanced Division

Calvert VP SRI Mid Cap Division

Delaware VIP® Small Cap Value Division

Fidelity® VIP Contrafund® Division

Fidelity® VIP Equity-Income Division

Fidelity® VIP Freedom 2020 Division

Fidelity® VIP Freedom 2025 Division

Fidelity® VIP Freedom 2030 Division

Fidelity® VIP Freedom 2035 Division

Fidelity® VIP Freedom 2040 Division

Fidelity® VIP Freedom 2045 Division

Fidelity® VIP Freedom 2050 Division

Fidelity® VIP FundsManager 50% Division

Fidelity® VIP FundsManager 60% Division

Fidelity® VIP Government Money Market Division

Fidelity® VIP Growth Division

Fidelity® VIP Investment Grade Bond Division

Fidelity® VIP Mid Cap Division

FTVIPT Templeton Developing Markets VIP Division

FTVIPT Templeton Foreign VIP Division

Janus Henderson Enterprise Division

LMPVET ClearBridge Variable Appreciation Division

LMPVET ClearBridge Variable Dividend Strategy Division

LMPVET ClearBridge Variable Large Cap Growth Division

LMPVET ClearBridge Variable Small Cap Growth Division

LMPVIT Western Asset Core Plus Division

Morgan Stanley VIF Global Infrastructure Division

PIMCO VIT CommodityRealReturn® Strategy Division

PIMCO VIT Dynamic Bond Division

PIMCO VIT Emerging Markets Bond Division

TAP 1919 Variable Socially Responsive Balanced Division

(a)  This Division invests in two or more share classes within the underlying fund, series or portfolio of the Trusts.

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF DIVISIONS — (Concluded)

B. The following Divisions had no net assets during the year ended December 31, 2021:

BHFTI Brighthouse/Artisan International Division

Delaware Ivy Asset Strategy Division

3.  PORTFOLIO CHANGES

The operations of the Divisions were affected by the following changes that occurred during the year ended December 31, 2021:

Name Changes:

Former Name

American Funds® Bond Fund

BHFTI AQR Global Risk Balanced Portfolio

BHFTI Clarion Global Real Estate Portfolio

BHFTI Wells Capital Management Mid Cap Value Portfolio

Ivy VIP Asset Strategy Portfolio

New Name

American Funds® The Bond Fund of America

BHFTI PanAgora Global Diversified Risk II Portfolio

BHFTI CBRE Global Real Estate Portfolio

BHFTI Allspring Mid Cap Value Portfolio

Delaware Ivy Asset Strategy Portfolio

Trust Name Change:

Former Name

Ivy Variable Insurance Portfolios

New Name

Delaware Management Company

4.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Division's investment in shares of a fund, series or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV"). All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Security Valuation — (Concluded)

ASC Topic 820, Fair Value Measurement ("ASC 820") provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The Separate Account's investments in shares of a fund, series or portfolio of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Annuity Payouts

Net assets allocated to Contracts in the annuity payout period are computed according to industry standard mortality tables and, if any, are shown in net assets from Contracts in payout on the statements of assets and liabilities. The assumed investment return is between 3.0 and 6.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Annuity payouts, if any, are included in transfers for Contract benefits and terminations on the statements of changes in net assets of the applicable Divisions.

Purchase Payments

Purchase payments received from Contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus for the Contracts, and are reported as Contract transactions on the statements of changes in net assets of the applicable Divisions.

Net Transfers

Assets transferred by the Contract owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

COVID

The COVID-19 pandemic has caused volatility within the global economy and financial markets. This pandemic may last for an extended period of time and may continue to impact the economy for the foreseeable future. These events may negatively affect the Separate Account's operations or financial results.

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES & CONTRACT CHARGES

The following annual Separate Account charge paid to the Company is an asset-based charge and assessed through a daily reduction in unit values, which are recorded as administrative charges in the accompanying statements of operations of the applicable Divisions:

Administrative — The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each Contract and the Separate Account.

The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Divisions:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the insured (the annuitant) may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

Optional Death Benefit Rider — For an additional charge, the total death benefit payable may be increased based on increases in account value of the Contracts.

Earnings Preservation Benefit — For an additional charge, the Company will provide additional amounts at death to pay expenses that may be due upon the death of the Contract owner, unless the Contract owner is a non-natural person and then the benefit is payable upon the death of the annuitant. This amount may not be sufficient to cover expenses that the Contract owner's heirs may have to pay.

Enhanced Stepped-Up Benefit Rider — For an additional charge, the total death benefit payable may be increased based on the greater of the account balance or highest annual Contract anniversary value in the Contract or the greater of the account balance, annual increase amount or highest annual Contract anniversary value in the Contract.

Preservation and Growth Rider — For an additional charge, the Company will guarantee at a future date the Account Value (adjusted for withdrawals) will not be less than the initial Purchase Payment.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2021.

Administrative	0.10	% - 0.50%
Mortality and Expense Risk	0.00	% - 2.05%
Optional Death Benefit Rider	0.25%
Earnings Preservation Benefit	0.25%
Enhanced Stepped-Up Benefit Rider	0.10	% - 0.35%
Preservation and Growth Rider	1.15	% - 1.80%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Contract. The range of the effective rates disclosed above excludes any waivers granted to certain Divisions.

The following optional rider charges paid to the Company are charged at each Contract anniversary date through the redemption of units, which are recorded as Contract charges in the accompanying statements of changes in net assets of the applicable Divisions:

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the Contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES & CONTRACT CHARGES — (Concluded)

Lifetime Withdrawal Guarantee — For an additional charge, the Company will guarantee the periodic return on the investment for life.

Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee the periodic return on the investment.

Guaranteed Minimum Income Benefit — For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

Enhanced Death Benefit — For an additional charge, the amount of the death benefit will be the greater of the account value or the death benefit base.

Enhanced Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2021:

Guaranteed Minimum Accumulation Benefit	0.75%
Lifetime Withdrawal Guarantee	0.50	% - 1.50%
Guaranteed Withdrawal Benefit	0.90%
Guaranteed Minimum Income Benefit	0.50	% - 1.00%
Enhanced Death Benefit	0.60	% - 1.15%
Enhanced Guaranteed Withdrawal Benefit	0.50	% - .55%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Contract.

A Contract administrative charge which ranges from $0 to $30 is assessed on an annual basis for Contracts with a value of less than $50,000, which may be waived if the Contract reaches a certain asset size or under certain circumstances. The Company reserves the right to charge a transfer fee ranging from $0 to $25 after twelve transfers are made in a Contract year or, for certain Contracts. Currently, the Company is not charging a transfer fee. These charges are paid to the Company, assessed through redemption of units, and recorded as Contract charges in the accompanying statements of changes in net assets.

In addition, certain Contracts impose a surrender charge of 0% to 10% if the Contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through redemption of units, and recorded as Contract charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2021 and 2020.

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENT OF INVESTMENTS

	As of December 31, 2021		For the year ended December 31, 2021
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
American Funds® Global Growth Division	6,079	163,660	19,433	56,644
American Funds® Global Small Capitalization Division	13,453,127	292,453,830	19,067,802	73,195,636
American Funds® Growth Division	10,765,568	753,647,820	186,446,539	215,732,094
American Funds® Growth-Income Division	12,175,017	505,900,018	22,288,362	134,479,695
American Funds® The Bond Fund of America Division	7,557,987	84,063,520	15,411,909	14,653,807
BHFTI AB Global Dynamic Allocation Division	89,608,927	954,342,442	70,690,745	192,875,896
BHFTI Allspring Mid Cap Value Division	15,777	182,550	6,385	46,976
BHFTI American Funds® Balanced Allocation Division	67,288,371	641,807,010	47,319,628	124,739,893
BHFTI American Funds® Growth Allocation Division	42,621,372	388,137,157	41,360,435	64,983,116
BHFTI American Funds® Growth Division	21,652,039	212,323,499	26,552,343	101,246,558
BHFTI American Funds® Moderate Allocation Division	67,388,487	637,270,970	41,793,111	114,717,592
BHFTI BlackRock Global Tactical Strategies Division	134,998,264	1,333,974,473	78,748,882	247,611,521
BHFTI BlackRock High Yield Division	46,850	356,889	71,725	151,881
BHFTI Brighthouse Asset Allocation 100 Division	19,311,648	226,139,320	33,705,034	31,807,793
BHFTI Brighthouse Balanced Plus Division	274,311,694	2,920,766,311	199,838,595	531,853,611
BHFTI Brighthouse Small Cap Value Division	1,069,181	15,400,770	1,994,645	3,799,784
BHFTI Brighthouse/Aberdeen Emerging Markets Equity Division	3,050,352	30,409,398	3,005,921	7,910,682
BHFTI Brighthouse/Eaton Vance Floating Rate Division	1,988,517	20,163,108	4,099,365	4,423,451
BHFTI Brighthouse/Franklin Low Duration Total Return Division	7,316,491	70,445,187	15,009,197	14,631,490
BHFTI Brighthouse/Templeton International Bond Division	587,387	5,970,734	497,498	625,879
BHFTI Brighthouse/Wellington Large Cap Research Division	46,904,885	593,636,991	97,023,394	107,670,659
BHFTI CBRE Global Real Estate Division	12,266,341	148,240,079	8,207,326	38,378,267
BHFTI Harris Oakmark International Division	26,827,032	351,125,008	18,089,424	89,741,875
BHFTI Invesco Balanced-Risk Allocation Division	41,147,946	411,388,791	32,871,159	62,725,568
BHFTI Invesco Comstock Division	1,077	15,166	1,116	50,294
BHFTI Invesco Global Equity Division	8,817,484	165,508,867	19,520,902	44,483,201
BHFTI Invesco Small Cap Growth Division	4,835,949	68,958,698	26,792,408	15,418,896
BHFTI JPMorgan Core Bond Division	6,867,334	71,698,358	7,934,522	9,327,125
BHFTI JPMorgan Global Active Allocation Division	53,880,681	604,420,341	45,223,566	113,697,117
BHFTI JPMorgan Small Cap Value Division	975,531	14,546,691	3,136,445	7,670,480
BHFTI Loomis Sayles Global Allocation Division	5,413,899	81,432,620	14,611,064	17,141,710
BHFTI Loomis Sayles Growth Division	30,182,551	387,584,093	18,842,031	91,958,786
BHFTI MetLife Multi-Index Targeted Risk Division	58,527,351	685,504,735	44,666,096	132,022,133
BHFTI MFS® Research International Division	11,497,427	131,183,373	11,750,023	26,993,618
BHFTI Morgan Stanley Discovery Division	34,074,859	726,972,749	477,645,189	161,984,854
BHFTI PanAgora Global Diversified Risk Division	8,026,638	86,388,317	13,366,697	15,833,259
BHFTI PanAgora Global Diversified Risk II Division	99,133,206	978,722,557	36,871,311	152,000,966
BHFTI PIMCO Inflation Protected Bond Division	29,950,180	321,968,500	28,950,265	37,919,168
BHFTI PIMCO Total Return Division	58,437,753	687,023,488	71,796,262	67,629,469
BHFTI Schroders Global Multi-Asset Division	47,129,259	549,938,251	3,651,820	127,110,876
BHFTI SSGA Growth and Income ETF Division	46,844,197	520,539,498	42,840,329	111,817,802
BHFTI SSGA Growth ETF Division	9,694,525	109,633,250	12,213,516	22,581,009
BHFTI T. Rowe Price Large Cap Value Division	20,799	575,307	22,806	129,858
BHFTI T. Rowe Price Mid Cap Growth Division	42,271,046	411,598,370	56,198,991	87,613,253
BHFTI TCW Core Fixed Income Division	4,421	44,912	2,717	6,414
BHFTI Victory Sycamore Mid Cap Value Division	16,614,918	289,278,642	27,013,716	75,156,877
BHFTI Western Asset Management Government Income Division	30,168,858	326,333,588	23,986,999	80,583,022
BHFTII Baillie Gifford International Stock Division	9,059,552	105,479,960	21,680,932	21,176,653
BHFTII BlackRock Bond Income Division	3,392,332	362,288,584	35,950,865	43,857,975

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENT OF INVESTMENTS — (Continued)

	As of December 31, 2021		For the year ended December 31, 2021
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
BHFTII BlackRock Capital Appreciation Division	4,438,117	162,439,895	40,897,850	48,467,781
BHFTII BlackRock Ultra-Short Term Bond Division	374,997	37,681,034	17,763,712	27,617,656
BHFTII Brighthouse Asset Allocation 20 Division	24,624,731	268,696,633	18,408,184	47,968,925
BHFTII Brighthouse Asset Allocation 40 Division	68,526,323	755,343,543	60,325,583	125,359,914
BHFTII Brighthouse Asset Allocation 60 Division	234,057,290	2,620,939,556	238,914,931	463,384,730
BHFTII Brighthouse Asset Allocation 80 Division	120,034,564	1,430,478,444	154,957,903	224,783,407
BHFTII Brighthouse/Artisan Mid Cap Value Division	690,843	149,548,515	16,728,018	38,573,473
BHFTII Brighthouse/Dimensional International Small Company Division	518,296	6,658,971	771,961	1,553,367
BHFTII Brighthouse/Wellington Balanced Division	27,931,016	500,737,117	69,710,343	67,269,751
BHFTII Brighthouse/Wellington Core Equity Opportunities Division	13,476,662	404,107,789	38,256,800	89,950,794
BHFTII Frontier Mid Cap Growth Division	13,729,734	415,487,981	83,045,015	70,895,111
BHFTII Jennison Growth Division	14,122,523	227,052,739	83,632,915	70,159,684
BHFTII Loomis Sayles Small Cap Core Division	562,106	132,079,559	16,233,167	30,991,388
BHFTII Loomis Sayles Small Cap Growth Division	4,304,776	54,835,629	10,253,555	11,166,066
BHFTII MetLife Aggregate Bond Index Division	84,086,502	912,404,172	84,383,005	80,709,048
BHFTII MetLife Mid Cap Stock Index Division	24,323,503	376,647,000	40,674,729	96,940,115
BHFTII MetLife MSCI EAFE® Index Division	29,242,287	351,728,813	18,951,124	60,244,563
BHFTII MetLife Russell 2000® Index Division	14,891,127	250,059,765	41,881,672	61,822,248
BHFTII MetLife Stock Index Division	49,695,297	1,953,745,514	277,664,480	511,297,413
BHFTII MFS® Total Return Division	658,240	99,893,720	12,428,613	15,681,864
BHFTII MFS® Value Division	35,163,104	523,867,842	28,513,587	124,532,061
BHFTII Neuberger Berman Genesis Division	12,254,029	213,524,275	25,888,443	49,533,205
BHFTII T. Rowe Price Large Cap Growth Division	25,545,643	543,306,097	103,005,229	127,924,826
BHFTII T. Rowe Price Small Cap Growth Division	18,732,048	359,977,593	60,691,106	75,450,647
BHFTII Van Eck Global Natural Resources Division	2,022,004	20,705,607	1,648,769	9,769,311
BHFTII Western Asset Management Strategic Bond Opportunities Division	27,991,150	360,984,483	24,186,429	47,348,397
BHFTII Western Asset Management U.S. Government Division	10,743,706	128,046,029	15,665,680	25,461,431
BlackRock Global Allocation V.I. Division	1,395	20,503	6,308	104,786
Calvert VP SRI Balanced Division	21,306,310	43,798,200	4,771,673	6,924,234
Calvert VP SRI Mid Cap Division	209,781	6,404,832	458,172	902,579
Delaware VIP® Small Cap Value Division	20	694	7	9
Fidelity® VIP Contrafund® Division	18,696	636,931	131,354	122,978
Fidelity® VIP Equity-Income Division	2,777,838	61,965,811	9,706,571	6,856,076
Fidelity® VIP Freedom 2020 Division	285,319	3,976,980	1,776,595	1,808,824
Fidelity® VIP Freedom 2025 Division	469,022	7,303,377	3,454,371	2,737,146
Fidelity® VIP Freedom 2030 Division	496,161	7,625,410	4,068,177	2,091,219
Fidelity® VIP Freedom 2035 Division	158,432	4,180,955	3,033,699	653,490
Fidelity® VIP Freedom 2040 Division	105,404	2,615,976	1,814,101	894,856
Fidelity® VIP Freedom 2045 Division	105,443	2,487,149	1,078,010	142,222
Fidelity® VIP Freedom 2050 Division	257,709	5,647,673	3,109,176	1,015,362
Fidelity® VIP FundsManager 50% Division	16,596,693	197,841,737	6,928,538	29,886,898
Fidelity® VIP FundsManager 60% Division	19,509,346	199,855,204	6,774,803	29,647,669
Fidelity® VIP Government Money Market Division	4,949,044	4,949,044	594,844	1,610,245
Fidelity® VIP Growth Division	1,376,109	84,654,422	28,608,558	12,963,425
Fidelity® VIP Investment Grade Bond Division	668,911	8,732,580	1,011,959	1,133,359
Fidelity® VIP Mid Cap Division	13,855	447,108	86,921	53,303
FTVIPT Templeton Developing Markets VIP Division	4,663	36,624	1,579	2,285
FTVIPT Templeton Foreign VIP Division	36	503	504	1

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENT OF INVESTMENTS — (Concluded)

	As of December 31, 2021		For the year ended December 31, 2021
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
Janus Henderson Enterprise Division	1,657	111,006	19,366	32,938
LMPVET ClearBridge Variable Appreciation Division	984	38,922	3,748	5,875
LMPVET ClearBridge Variable Dividend Strategy Division	4,046	71,820	11,280	7,916
LMPVET ClearBridge Variable Large Cap Growth Division	12,863	332,451	53,564	76,934
LMPVET ClearBridge Variable Small Cap Growth Division	1,694	48,082	14,701	15,248
LMPVIT Western Asset Core Plus Division	71	416	11	36,990
Morgan Stanley VIF Global Infrastructure Division	7,951	61,522	11,546	11,533
PIMCO VIT CommodityRealReturn® Strategy Division	5,071	37,374	1,612	6,221
PIMCO VIT Dynamic Bond Division	1,994	20,438	1,470	17,330
PIMCO VIT Emerging Markets Bond Division	3,245	41,505	3,620	9,256
TAP 1919 Variable Socially Responsive Balanced Division	280	8,061	981	28,176

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS
For the years ended December 31, 2021 and 2020:

	American Funds® Global Growth Division		American Funds® Global Small Capitalization Division		American Funds® Growth Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	31,184	34,762	7,379,440	8,707,173	2,243,998	2,560,095
Units issued and transferred from other funding options	550	594	472,971	630,914	162,237	220,178
Units redeemed and transferred to other funding options	(5,531)	(4,172)	(1,309,041)	(1,958,647)	(422,692)	(536,275)
Units end of year	26,203	31,184	6,543,370	7,379,440	1,983,543	2,243,998
	BHFTI Allspring Mid Cap Value Division		BHFTI American Funds® Balanced Allocation Division		BHFTI American Funds® Growth Allocation Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	7,353	11,942	40,375,709	45,337,707	21,672,182	23,820,328
Units issued and transferred from other funding options	148	765	1,886,409	2,636,455	1,705,617	1,882,072
Units redeemed and transferred to other funding options	(1,237)	(5,354)	(6,738,895)	(7,598,453)	(3,262,262)	(4,030,218)
Units end of year	6,264	7,353	35,523,223	40,375,709	20,115,537	21,672,182
	BHFTI BlackRock High Yield Division		BHFTI Brighthouse Asset Allocation 100 Division		BHFTI Brighthouse Balanced Plus Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	48,501	45,780	8,453,543	9,271,704	189,208,847	212,617,604
Units issued and transferred from other funding options	5,457	6,032	584,898	799,905	6,206,404	9,802,112
Units redeemed and transferred to other funding options	(16,194)	(3,311)	(1,135,923)	(1,618,066)	(31,234,097)	(33,210,869)
Units end of year	37,764	48,501	7,902,518	8,453,543	164,181,154	189,208,847
	BHFTI Brighthouse/Franklin Low Duration Total Return Division		BHFTI Brighthouse/Templeton International Bond Division		BHFTI Brighthouse/Wellington Large Cap Research Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	6,584,220	7,151,707	421,632	432,512	7,965,776	8,991,065
Units issued and transferred from other funding options	2,039,162	1,702,347	76,933	99,996	262,336	385,958
Units redeemed and transferred to other funding options	(2,043,994)	(2,269,834)	(83,710)	(110,876)	(1,175,650)	(1,411,247)
Units end of year	6,579,388	6,584,220	414,855	421,632	7,052,462	7,965,776

(a) Had no net assets at December 31, 2020.

	American Funds® Growth-Income Division		American Funds® The Bond Fund of America Division		BHFTI AB Global Dynamic Allocation Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	2,655,428	2,980,149	4,240,005	4,042,100	78,219,417	89,425,360
Units issued and transferred from other funding options	109,254	208,521	848,196	1,289,885	1,480,030	1,862,183
Units redeemed and transferred to other funding options	(488,560)	(533,242)	(981,927)	(1,091,980)	(12,367,682)	(13,068,126)
Units end of year	2,276,122	2,655,428	4,106,274	4,240,005	67,331,765	78,219,417
	BHFTI American Funds® Growth Division		BHFTI American Funds® Moderate Allocation Division		BHFTI BlackRock Global Tactical Strategies Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	10,039,904	13,396,429	42,632,501	48,048,192	103,549,645	117,923,351
Units issued and transferred from other funding options	520,600	892,813	841,957	1,303,118	1,928,272	3,128,847
Units redeemed and transferred to other funding options	(2,857,319)	(4,249,338)	(6,135,572)	(6,718,809)	(16,519,282)	(17,502,553)
Units end of year	7,703,185	10,039,904	37,338,886	42,632,501	88,958,635	103,549,645
	BHFTI Brighthouse Small Cap Value Division		BHFTI Brighthouse/Aberdeen Emerging Markets Equity Division		BHFTI Brighthouse/ Eaton Vance Floating Rate Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	492,592	507,130	3,047,927	3,782,564	1,594,088	2,151,505
Units issued and transferred from other funding options	74,177	88,010	490,819	561,725	384,224	197,365
Units redeemed and transferred to other funding options	(116,805)	(102,548)	(750,778)	(1,296,362)	(438,278)	(754,782)
Units end of year	449,964	492,592	2,787,968	3,047,927	1,540,034	1,594,088
	BHFTI CBRE Global Real Estate Division		BHFTI Harris Oakmark International Division		BHFTI Invesco Balanced-Risk Allocation Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	7,956,916	8,161,374	13,069,949	13,819,826	305,812,256	351,901,497
Units issued and transferred from other funding options	525,215	1,478,193	1,251,327	3,134,776	24,142,699	13,478,804
Units redeemed and transferred to other funding options	(1,870,013)	(1,682,651)	(3,286,875)	(3,884,653)	(58,072,016)	(59,568,045)
Units end of year	6,612,118	7,956,916	11,034,401	13,069,949	271,882,939	305,812,256

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2021 and 2020:

	BHFTI Invesco Comstock Division		BHFTI Invesco Global Equity Division		BHFTI Invesco Small Cap Growth Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	6,488	6,188	13,483,627	15,182,482	1,205,933	1,335,510
Units issued and transferred from other funding options	33	626	1,727,400	1,981,053	312,705	406,831
Units redeemed and transferred to other funding options	(2,127)	(326)	(2,312,469)	(3,679,908)	(358,532)	(536,408)
Units end of year	4,394	6,488	12,898,558	13,483,627	1,160,106	1,205,933
	BHFTI Loomis Sayles Global Allocation Division		BHFTI Loomis Sayles Growth Division		BHFTI MetLife Multi-Index Targeted Risk Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	3,759,111	4,334,728	16,516,881	21,007,586	511,620,263	572,965,706
Units issued and transferred from other funding options	320,888	438,446	639,264	1,004,760	15,609,152	29,801,011
Units redeemed and transferred to other funding options	(730,697)	(1,014,063)	(3,401,449)	(5,495,465)	(87,505,781)	(91,146,454)
Units end of year	3,349,302	3,759,111	13,754,696	16,516,881	439,723,634	511,620,263
	BHFTI PanAgora Global Diversified Risk II Division		BHFTI PIMCO Inflation Protected Bond Division		BHFTI PIMCO Total Return Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	70,369,642	79,861,505	19,226,114	20,971,534	34,236,760	36,674,056
Units issued and transferred from other funding options	1,632,610	2,310,214	3,785,991	3,855,134	5,009,745	6,814,561
Units redeemed and transferred to other funding options	(11,738,743)	(11,802,077)	(4,175,576)	(5,600,554)	(6,626,987)	(9,251,857)
Units end of year	60,263,509	70,369,642	18,836,529	19,226,114	32,619,518	34,236,760
	BHFTI T. Rowe Price Large Cap Value Division		BHFTI T. Rowe Price Mid Cap Growth Division		BHFTI TCW Core Fixed Income Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	28,681	33,084	13,981,484	16,418,378	4,573	22,517
Units issued and transferred from other funding options	460	35,014	907,184	1,895,616	—	—
Units redeemed and transferred to other funding options	(3,178)	(39,417)	(2,826,999)	(4,332,510)	(517)	(17,944)
Units end of year	25,963	28,681	12,061,669	13,981,484	4,056	4,573

(a) Had no net assets at December 31, 2020.

	BHFTI JPMorgan Core Bond Division		BHFTI JPMorgan Global Active Allocation Division		BHFTI JPMorgan Small Cap Value Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	5,908,327	6,207,730	462,254,239	534,476,737	768,068	808,325
Units issued and transferred from other funding options	1,281,136	1,653,001	21,135,588	12,674,579	140,144	236,827
Units redeemed and transferred to other funding options	(1,461,929)	(1,952,404)	(80,392,125)	(84,897,077)	(307,892)	(277,084)
Units end of year	5,727,534	5,908,327	402,997,702	462,254,239	600,320	768,068
	BHFTI MFS® Research International Division		BHFTI Morgan Stanley Discovery Division		BHFTI PanAgora Global Diversified Risk Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	8,036,159	8,765,910	9,587,827	11,049,927	67,636,602	64,915,547
Units issued and transferred from other funding options	488,639	756,847	1,204,971	1,812,636	8,055,309	15,577,244
Units redeemed and transferred to other funding options	(1,362,071)	(1,486,598)	(2,223,096)	(3,274,736)	(14,085,640)	(12,856,189)
Units end of year	7,162,727	8,036,159	8,569,702	9,587,827	61,606,271	67,636,602
	BHFTI Schroders Global Multi-Asset Division		BHFTI SSGA Growth and Income ETF Division		BHFTI SSGA Growth ETF Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	455,182,622	524,050,033	30,781,265	35,242,960	6,011,201	6,956,479
Units issued and transferred from other funding options	11,365,724	17,333,512	457,013	861,871	298,637	377,341
Units redeemed and transferred to other funding options	(84,800,958)	(86,200,923)	(4,977,124)	(5,323,566)	(1,042,516)	(1,322,619)
Units end of year	381,747,388	455,182,622	26,261,154	30,781,265	5,267,322	6,011,201
	BHFTI Victory Sycamore Mid Cap Value Division		BHFTI Western Asset Management Government Income Division		BHFTII Baillie Gifford International Stock Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	7,196,575	7,872,022	32,375,503	32,564,019	5,562,590	6,117,346
Units issued and transferred from other funding options	597,009	781,986	5,176,247	10,415,587	614,048	603,330
Units redeemed and transferred to other funding options	(1,617,709)	(1,457,433)	(10,206,580)	(10,604,103)	(1,126,219)	(1,158,086)
Units end of year	6,175,875	7,196,575	27,345,170	32,375,503	5,050,419	5,562,590

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2021 and 2020:

	BHFTII BlackRock Bond Income Division		BHFTII BlackRock Capital Appreciation Division		BHFTII BlackRock Ultra-Short Term Bond Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	7,023,787	7,472,189	3,762,727	4,262,514	3,242,202	3,255,640
Units issued and transferred from other funding options	846,823	1,222,384	253,853	571,791	1,151,808	1,209,912
Units redeemed and transferred to other funding options	(1,320,014)	(1,670,786)	(710,427)	(1,071,578)	(1,648,208)	(1,223,350)
Units end of year	6,550,596	7,023,787	3,306,153	3,762,727	2,745,802	3,242,202
	BHFTII Brighthouse Asset Allocation 80 Division		BHFTII Brighthouse/Artisan Mid Cap Value Division		BHFTII Brighthouse/ Dimensional International Small Company Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	68,356,199	76,334,895	3,488,897	3,807,667	256,198	299,239
Units issued and transferred from other funding options	1,868,468	2,283,827	292,322	372,989	20,349	51,604
Units redeemed and transferred to other funding options	(9,021,098)	(10,262,523)	(706,682)	(691,759)	(58,791)	(94,645)
Units end of year	61,203,569	68,356,199	3,074,537	3,488,897	217,756	256,198
	BHFTII Jennison Growth Division		BHFTII Loomis Sayles Small Cap Core Division		BHFTII Loomis Sayles Small Cap Growth Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	10,579,883	11,874,095	2,707,781	3,029,622	1,855,495	2,127,099
Units issued and transferred from other funding options	1,654,102	3,790,995	141,843	233,914	155,026	261,748
Units redeemed and transferred to other funding options	(3,160,568)	(5,085,207)	(478,635)	(555,755)	(315,113)	(533,352)
Units end of year	9,073,417	10,579,883	2,370,989	2,707,781	1,695,408	1,855,495
	BHFTII MetLife Russell 2000® Index Division		BHFTII MetLife Stock Index Division		BHFTII MFS® Total Return Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	7,531,805	8,484,812	25,861,616	29,028,565	2,535,226	2,894,622
Units issued and transferred from other funding options	945,637	1,413,138	1,199,953	2,507,005	159,563	180,941
Units redeemed and transferred to other funding options	(1,685,404)	(2,366,145)	(4,456,051)	(5,673,954)	(388,069)	(540,337)
Units end of year	6,792,038	7,531,805	22,605,518	25,861,616	2,306,720	2,535,226

(a) Had no net assets at December 31, 2020.

	BHFTII Brighthouse Asset Allocation 20 Division		BHFTII Brighthouse Asset Allocation 40 Division		BHFTII Brighthouse Asset Allocation 60 Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	17,601,429	19,652,658	43,790,060	49,796,769	138,788,939	157,596,785
Units issued and transferred from other funding options	863,948	1,950,902	1,072,092	1,628,804	2,732,076	3,761,127
Units redeemed and transferred to other funding options	(3,061,799)	(4,002,131)	(6,348,733)	(7,635,513)	(20,694,316)	(22,568,973)
Units end of year	15,403,578	17,601,429	38,513,419	43,790,060	120,826,699	138,788,939
	BHFTII Brighthouse/ Wellington Balanced Division		BHFTII Brighthouse/ Wellington Core Equity Opportunities Division		BHFTII Frontier Mid Cap Growth Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	7,735,328	8,451,244	7,259,472	8,239,874	4,933,281	5,529,994
Units issued and transferred from other funding options	243,006	300,489	336,245	491,188	138,681	188,139
Units redeemed and transferred to other funding options	(872,159)	(1,016,405)	(1,304,515)	(1,471,590)	(604,108)	(784,852)
Units end of year	7,106,175	7,735,328	6,291,202	7,259,472	4,467,854	4,933,281
	BHFTII MetLife Aggregate Bond Index Division		BHFTII MetLife Mid Cap Stock Index Division		BHFTII MetLife MSCI EAFE® Index Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	48,820,793	51,794,175	11,467,060	12,674,256	24,590,517	25,852,531
Units issued and transferred from other funding options	8,057,405	11,098,031	802,132	1,865,654	1,806,217	3,677,350
Units redeemed and transferred to other funding options	(8,492,950)	(14,071,413)	(2,410,093)	(3,072,850)	(3,985,219)	(4,939,364)
Units end of year	48,385,248	48,820,793	9,859,099	11,467,060	22,411,515	24,590,517
	BHFTII MFS® Value Division		BHFTII Neuberger Berman Genesis Division		BHFTII T. Rowe Price Large Cap Growth Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	45,919,271	47,345,124	6,733,229	7,645,037	13,310,314	15,477,657
Units issued and transferred from other funding options	5,242,917	8,106,642	361,689	466,818	1,193,212	2,187,373
Units redeemed and transferred to other funding options	(10,305,762)	(9,532,495)	(1,182,625)	(1,378,626)	(2,856,275)	(4,354,716)
Units end of year	40,856,426	45,919,271	5,912,293	6,733,229	11,647,251	13,310,314

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2021 and 2020:

	BHFTII T. Rowe Price Small Cap Growth Division		BHFTII Van Eck Global Natural Resources Division		BHFTII Western Asset Management Strategic Bond Opportunities Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	7,569,000	8,620,361	2,324,890	2,701,656	11,354,141	12,363,002
Units issued and transferred from other funding options	511,407	980,571	206,105	721,981	1,068,553	1,453,040
Units redeemed and transferred to other funding options	(1,427,438)	(2,031,932)	(796,585)	(1,098,747)	(1,967,245)	(2,461,901)
Units end of year	6,652,969	7,569,000	1,734,410	2,324,890	10,455,449	11,354,141
	Calvert VP SRI Mid Cap Division		Delaware VIP® Small Cap Value Division		Fidelity® VIP Contrafund® Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	92,109	109,291	448	448	61,965	66,654
Units issued and transferred from other funding options	6,535	3,333	—	—	1,124	1,104
Units redeemed and transferred to other funding options	(14,637)	(20,515)	—	—	(7,238)	(5,793)
Units end of year	84,007	92,109	448	448	55,851	61,965
	Fidelity® VIP Freedom 2030 Division		Fidelity® VIP Freedom 2035 Division		Fidelity® VIP Freedom 2040 Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	232,863	178,878	56,150	15,788	49,758	39,636
Units issued and transferred from other funding options	131,509	111,619	73,525	45,487	41,655	29,397
Units redeemed and transferred to other funding options	(74,192)	(57,634)	(17,436)	(5,125)	(22,919)	(19,275)
Units end of year	290,180	232,863	112,239	56,150	68,494	49,758
	Fidelity® VIP FundsManager 60% Division		Fidelity® VIP Government Money Market Division		Fidelity® VIP Growth Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	13,649,023	15,189,665	366,357	330,518	663,454	744,359
Units issued and transferred from other funding options	126,055	39,161	46,085	205,387	15,548	25,138
Units redeemed and transferred to other funding options	(1,438,439)	(1,579,803)	(105,597)	(169,548)	(67,009)	(106,043)
Units end of year	12,336,639	13,649,023	306,845	366,357	611,993	663,454

(a) Had no net assets at December 31, 2020.

	BHFTII Western Asset Management U.S. Government Division		BlackRock Global Allocation V.I. Division		Calvert VP SRI Balanced Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	7,382,234	7,078,457	4,081	4,191	954,567	1,030,290
Units issued and transferred from other funding options	1,270,752	2,751,545	61	14	77,181	88,215
Units redeemed and transferred to other funding options	(1,982,207)	(2,447,768)	(3,490)	(124)	(137,048)	(163,938)
Units end of year	6,670,779	7,382,234	652	4,081	894,700	954,567
	Fidelity® VIP Equity-Income Division		Fidelity® VIP Freedom 2020 Division		Fidelity® VIP Freedom 2025 Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	1,351,903	1,544,624	175,053	135,554	270,297	158,625
Units issued and transferred from other funding options	22,948	26,275	58,928	78,246	116,998	187,895
Units redeemed and transferred to other funding options	(126,815)	(218,996)	(70,601)	(38,747)	(99,323)	(76,223)
Units end of year	1,248,036	1,351,903	163,380	175,053	287,972	270,297
	Fidelity® VIP Freedom 2045 Division		Fidelity® VIP Freedom 2050 Division		Fidelity® VIP FundsManager 50% Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	48,514	26,012	104,593	41,247	13,833,224	15,805,863
Units issued and transferred from other funding options	23,796	27,393	75,196	70,240	32,176	44,436
Units redeemed and transferred to other funding options	(3,814)	(4,891)	(30,333)	(6,894)	(1,383,410)	(2,017,075)
Units end of year	68,496	48,514	149,456	104,593	12,481,990	13,833,224
	Fidelity® VIP Investment Grade Bond Division		Fidelity® VIP Mid Cap Division		FTVIPT Templeton Developing Markets VIP Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	235,580	240,865	47,935	51,631	24,767	24,767
Units issued and transferred from other funding options	24,406	64,829	43	523	—	—
Units redeemed and transferred to other funding options	(36,145)	(70,114)	(4,246)	(4,219)	(760)	—
Units end of year	223,841	235,580	43,732	47,935	24,007	24,767

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2021 and 2020:

	FTVIPT Templeton Foreign VIP Division	Janus Henderson Enterprise Division		LMPVET ClearBridge Variable Appreciation Division
	2021 (a)	2021	2020	2021	2020
Units beginning of year	—	10,328	10,195	4,985	5,773
Units issued and transferred from other funding options	112	329	1,204	118	64
Units redeemed and transferred to other funding options	—	(1,950)	(1,071)	(493)	(852)
Units end of year	112	8,707	10,328	4,610	4,985
	LMPVIT Western Asset Core Plus Division		Morgan Stanley VIF Global Infrastructure Division		PIMCO VIT CommodityRealReturn® Strategy Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	9,712	10,910	4,056	4,476	5,152	5,237
Units issued and transferred from other funding options	—	—	493	220	18	255
Units redeemed and transferred to other funding options	(9,604)	(1,198)	(698)	(640)	(719)	(340)
Units end of year	108	9,712	3,851	4,056	4,451	5,152

(a) Had no net assets at December 31, 2020.

	LMPVET ClearBridge Variable Dividend Strategy Division		LMPVET ClearBridge Variable Large Cap Growth Division		LMPVET ClearBridge Variable Small Cap Growth Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	43,961	41,412	78,691	92,711	8,447	8,421
Units issued and transferred from other funding options	1,340	3,544	3,308	4,012	997	1,620
Units redeemed and transferred to other funding options	(3,140)	(995)	(10,512)	(18,032)	(1,872)	(1,594)
Units end of year	42,161	43,961	71,487	78,691	7,572	8,447
	PIMCO VIT Dynamic Bond Division		PIMCO VIT Emerging Markets Bond Division		TAP 1919 Variable Socially Responsive Balanced Division
	2021	2020	2021	2020	2021	2020
Units beginning of year	3,381	8,103	4,012	5,135	4,540	4,540
Units issued and transferred from other funding options	62	117	156	211	—	—
Units redeemed and transferred to other funding options	(1,563)	(4,839)	(738)	(1,334)	(3,455)	—
Units end of year	1,880	3,381	3,430	4,012	1,085	4,540

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund, series, or portfolio, and total return ratios for the respective stated periods in the five years ended December 31, 2021:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
American Funds® Global	2021	26,203	10.43	273,167	0.33	0.90	15.38
Growth Division	2020	31,184	9.04	281,770	0.35	0.90	29.29
	2019	34,762	6.99	242,935	1.14	0.90	34.06
	2018	48,260	5.21	251,565	0.60	0.90	(9.86)
	2017	64,628	5.78	373,749	0.53	0.90	30.30
American Funds® Global	2021	6,543,370	6.68 - 81.70	443,145,956	—	0.50 - 2.50	4.10 - 6.05
Small Capitalization Division	2020	7,379,440	6.36 - 77.12	474,942,195	0.17	0.50 - 2.50	26.51 - 28.88
	2019	8,707,173	4.98 - 59.90	437,123,606	0.15	0.50 - 2.50	28.27 - 30.67
	2018	10,120,809	3.85 - 45.89	391,323,313	0.08	0.50 - 2.50	(12.77) - (11.13)
	2017	11,417,354	4.37 - 51.69	501,546,451	0.43	0.50 - 2.50	22.80 - 25.08
American Funds® Growth	2021	1,983,543	4.12 - 996.38	1,359,475,833	0.21	0.50 - 2.35	19.16 - 21.08
Division	2020	2,243,998	3.43 - 822.93	1,297,004,971	0.32	0.50 - 2.35	48.54 - 50.94
	2019	2,560,095	2.30 - 545.20	1,023,148,092	0.73	0.50 - 2.35	27.74 - 29.80
	2018	2,922,123	1.79 - 420.04	911,540,508	0.42	0.50 - 2.35	(2.58) - (1.00)
	2017	3,364,829	1.82 - 424.27	1,071,645,690	0.49	0.50 - 2.35	25.32 - 27.34
American Funds®	2021	2,276,122	34.22 - 472.35	808,908,049	1.10	0.50 - 2.35	21.21 - 23.17
Growth-Income Division	2020	2,655,428	28.02 - 383.50	766,106,526	1.35	0.50 - 2.35	10.90 - 12.69
	2019	2,980,149	25.08 - 340.30	767,275,578	1.62	0.50 - 2.35	23.21 - 25.19
	2018	3,405,907	20.20 - 271.82	704,784,793	1.35	0.50 - 2.35	(4.08) - (2.52)
	2017	3,958,831	20.90 - 278.86	845,856,636	1.36	0.50 - 2.35	19.55 - 21.47
American Funds® The Bond	2021	4,106,274	1.17 - 24.96	83,591,263	1.40	0.50 - 2.10	(2.38) - (0.95)
Fund of America Division	2020	4,240,005	1.19 - 25.20	87,818,399	2.17	0.50 - 2.10	7.45 - 9.02
	2019	4,042,100	1.09 - 23.11	77,224,066	2.59	0.50 - 2.10	7.09 - 8.65
	2018	4,211,306	1.01 - 21.27	74,861,593	2.31	0.50 - 2.15	(2.84) - (1.36)
	2017	4,884,182	1.03 - 21.56	88,742,232	1.88	0.50 - 2.15	1.31 - 3.00
BHFTI AB Global Dynamic	2021	67,331,765	15.55 - 17.30	1,149,682,505	0.22	1.10 - 2.10	7.01 - 8.08
Allocation Division	2020	78,219,417	14.53 - 16.01	1,236,443,892	1.77	1.10 - 2.10	3.88 - 4.92
	2019	89,425,360	13.99 - 15.26	1,348,392,149	3.46	1.10 - 2.10	15.62 - 16.78
	2018	102,653,570	12.10 - 13.07	1,327,086,693	1.66	1.10 - 2.10	(8.91) - (7.99)
	2017	116,190,138	13.28 - 14.20	1,634,691,183	1.48	1.10 - 2.10	11.26 - 12.38
BHFTI Allspring Mid Cap	2021	6,264	37.87 - 41.38	248,627	0.63	1.10 - 1.60	26.90 - 27.54
Value Division	2020	7,353	29.85 - 32.44	229,968	0.89	1.10 - 1.60	1.08 - 1.59
	2019	11,942	29.53 - 31.93	368,958	0.66	1.10 - 1.60	33.38 - 34.05
	2018	12,534	22.14 - 23.82	289,513	0.97	1.10 - 1.60	(14.68) - (14.24)
	2017	12,681	25.94 - 27.78	342,503	1.05	1.10 - 1.60	9.04 - 9.58
BHFTI American Funds®	2021	35,523,223	2.24 - 25.36	792,659,669	1.18	0.50 - 2.10	9.81 - 11.82
Balanced Allocation Division	2020	40,375,709	2.03 - 22.68	813,811,656	1.72	0.50 - 2.10	13.16 - 15.09
	2019	45,337,707	1.77 - 19.71	800,925,855	1.80	0.50 - 2.10	17.04 - 19.11
	2018	51,701,013	1.50 - 16.55	773,156,170	1.46	0.50 - 2.10	(6.31) - (4.58)
	2017	58,085,561	1.59 - 17.34	919,484,643	1.49	0.50 - 2.10	14.44 - 16.44

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI American Funds®	2021	20,115,537	2.51 - 27.85	502,935,505	0.81	0.50 - 2.15	13.44 - 15.33
Growth Allocation Division	2020	21,672,182	2.20 - 24.15	473,694,389	1.56	0.50 - 2.15	14.43 - 16.34
	2019	23,820,328	1.90 - 20.76	451,501,018	1.68	0.50 - 2.15	21.01 - 23.02
	2018	25,965,628	1.56 - 16.87	403,169,471	1.21	0.50 - 2.15	(7.78) - (6.24)
	2017	28,757,029	1.67 - 17.99	479,556,343	1.24	0.50 - 2.15	18.77 - 20.74
BHFTI American Funds®	2021	7,703,185	4.59 - 46.90	344,916,945	—	0.95 - 2.25	18.92 - 20.47
Growth Division	2020	10,039,904	3.82 - 38.93	374,416,489	0.84	0.95 - 2.25	48.25 - 50.20
	2019	13,396,429	2.55 - 25.92	333,656,449	0.44	0.95 - 2.25	27.44 - 29.11
	2018	16,299,179	1.98 - 20.08	315,250,770	0.39	0.95 - 2.25	(2.73) - (1.44)
	2017	20,103,266	2.01 - 20.37	395,973,373	0.40	0.95 - 2.25	25.06 - 26.70
BHFTI American Funds®	2021	37,338,886	2.08 - 21.93	738,578,220	1.54	0.50 - 2.10	7.36 - 9.09
Moderate Allocation Division	2020	42,632,501	1.91 - 20.11	778,574,010	1.89	0.50 - 2.10	10.64 - 12.43
	2019	48,048,192	1.71 - 17.88	786,219,704	1.98	0.50 - 2.10	13.74 - 15.58
	2018	54,921,254	1.48 - 15.47	782,649,526	1.73	0.50 - 2.10	(5.43) - (3.90)
	2017	63,563,450	1.55 - 16.10	949,575,557	1.77	0.50 - 2.10	10.62 - 12.40
BHFTI BlackRock Global	2021	88,958,635	14.92 - 16.60	1,456,631,240	1.36	1.10 - 2.10	7.51 - 8.59
Tactical Strategies Division	2020	103,549,645	13.87 - 15.28	1,562,480,869	1.58	1.10 - 2.10	2.14 - 3.17
	2019	117,923,351	13.58 - 14.82	1,726,223,549	0.19	1.10 - 2.10	18.12 - 19.31
	2018	135,196,017	11.50 - 12.42	1,660,961,194	1.42	1.10 - 2.10	(9.12) - (8.20)
	2017	151,440,679	12.70 - 13.53	2,029,561,004	0.67	1.10 - 2.05	11.02 - 12.07
BHFTI BlackRock High Yield	2021	37,764	4.05 - 38.46	374,224	4.04	0.90 - 1.60	3.51 - 4.59
Division	2020	48,501	3.89 - 36.97	449,845	5.34	0.90 - 1.60	5.80 - 6.79
	2019	45,780	3.65 - 34.77	449,626	5.89	0.90 - 1.60	13.03 - 14.02
	2018	36,446	3.21 - 30.61	389,657	4.97	0.90 - 1.60	(4.42) - (3.46)
	2017	33,615	3.33 - 31.86	413,602	5.40	0.90 - 1.60	6.05 - 7.10
BHFTI Brighthouse Asset	2021	7,902,518	3.43 - 62.92	278,055,934	1.20	0.50 - 2.00	15.79 - 17.54
Allocation 100 Division	2020	8,453,543	2.93 - 53.89	254,598,524	1.26	0.50 - 2.00	16.55 - 18.32
	2019	9,271,704	2.49 - 45.81	237,520,246	1.63	0.50 - 2.05	24.90 - 26.85
	2018	10,018,424	1.97 - 36.34	204,491,233	1.12	0.50 - 2.05	(11.90) - (10.52)
	2017	10,787,709	2.14 - 40.84	248,628,040	1.34	0.50 - 2.05	20.45 - 22.32
BHFTI Brighthouse Balanced	2021	164,181,154	18.19 - 20.35	3,294,483,428	2.32	1.10 - 2.15	5.26 - 6.37
Plus Division	2020	189,208,847	17.28 - 19.13	3,572,331,763	2.35	1.10 - 2.15	10.12 - 11.29
	2019	212,617,604	15.69 - 17.19	3,610,425,443	2.03	1.10 - 2.15	20.94 - 22.21
	2018	237,803,627	12.98 - 14.07	3,308,331,916	1.67	1.10 - 2.15	(9.34) - (8.38)
	2017	254,482,460	14.31 - 15.35	3,869,437,236	1.55	1.10 - 2.15	15.82 - 17.04
BHFTI Brighthouse Small Cap	2021	449,964	4.82 - 52.11	20,325,098	0.83	0.50 - 1.55	29.74 - 31.11
Value Division	2020	492,592	3.69 - 39.75	17,064,278	1.34	0.50 - 1.55	(2.11) - (1.07)
	2019	507,130	3.74 - 40.18	17,894,741	0.89	0.50 - 1.60	26.73 - 28.13
	2018	568,395	2.93 - 31.36	15,380,952	1.04	0.50 - 1.60	(16.59) - (15.66)
	2017	611,465	3.49 - 37.18	19,791,285	0.91	0.50 - 1.55	9.99 - 11.14
BHFTI Brighthouse/Aberdeen	2021	2,787,968	1.61 - 15.34	40,417,620	0.17	0.90 - 2.25	(7.18) - (5.66)
Emerging Markets Equity	2020	3,047,927	1.70 - 16.31	47,234,562	2.07	0.90 - 2.25	24.46 - 26.53
Division	2019	3,782,564	1.35 - 12.93	46,669,817	1.65	0.90 - 2.25	18.06 - 19.90
	2018	4,595,166	1.12 - 10.81	47,553,441	2.60	0.90 - 2.25	(16.10) - (14.69)
	2017	4,781,863	1.32 - 12.72	58,423,937	1.09	0.90 - 2.25	25.48 - 27.44

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Brighthouse/Eaton	2021	1,540,034	11.92 - 13.24	19,666,389	3.17	1.10 - 2.00	1.45 - 2.37
Vance Floating Rate Division	2020	1,594,088	11.75 - 12.94	19,938,279	4.67	1.10 - 2.00	0.04 - 0.94
	2019	2,151,505	11.69 - 12.81	26,783,935	4.58	1.10 - 2.05	4.86 - 5.86
	2018	2,481,218	11.15 - 12.11	29,267,597	3.53	1.10 - 2.05	(1.74) - (0.79)
	2017	2,489,148	11.34 - 12.20	29,625,659	3.78	1.10 - 2.05	1.58 - 2.55
BHFTI Brighthouse/Franklin	2021	6,579,388	9.50 - 11.15	67,677,469	1.86	0.50 - 2.00	(1.70) - (0.22)
Low Duration Total Return	2020	6,584,220	9.66 - 11.17	68,394,975	3.39	0.50 - 2.00	0.10 - 1.61
Division	2019	7,151,707	9.65 - 11.00	73,642,877	3.32	0.50 - 2.00	2.56 - 4.11
	2018	7,585,943	9.23 - 10.56	75,568,731	1.77	0.50 - 2.25	(1.81) - (0.07)
	2017	8,361,024	9.56 - 10.57	83,966,094	1.43	0.50 - 2.00	(0.67) - 0.83
BHFTI Brighthouse/Templeton	2021	414,855	10.36 - 11.40	4,563,951	—	0.95 - 1.70	(6.61) - (5.91)
International Bond Division	2020	421,632	10.71 - 12.11	4,944,012	6.25	0.95 - 2.00	(7.78) - (6.80)
	2019	432,512	11.62 - 13.00	5,449,838	8.38	0.95 - 2.00	(0.84) - 0.21
	2018	489,079	11.71 - 12.97	6,165,086	—	0.95 - 2.00	(1.01) - 0.04
	2017	589,796	11.83 - 12.96	7,449,814	—	0.95 - 2.00	(1.84) - (0.80)
BHFTI	2021	7,052,462	4.12 - 861.21	889,105,237	0.84	0.00 - 2.50	21.13 - 24.48
Brighthouse/Wellington Large	2020	7,965,776	3.34 - 691.83	805,727,887	1.11	0.00 - 2.50	19.31 - 22.37
Cap Research Division	2019	8,991,065	2.76 - 565.38	741,294,779	1.12	0.00 - 2.50	28.77 - 32.17
	2018	10,177,126	2.12 - 427.76	636,225,847	1.00	0.00 - 2.50	(8.49) - (6.08)
	2017	11,512,938	2.28 - 455.44	764,291,187	1.05	0.00 - 2.50	19.14 - 22.18
BHFTI CBRE Global Real	2021	6,612,118	2.99 - 32.07	183,528,774	2.89	0.50 - 2.25	31.43 - 33.83
Estate Division	2020	7,956,916	2.24 - 23.97	166,520,792	4.52	0.50 - 2.25	(7.14) - (5.40)
	2019	8,161,374	2.38 - 25.37	182,528,745	3.08	0.50 - 2.25	22.03 - 24.29
	2018	9,504,197	1.93 - 20.43	172,053,744	5.96	0.50 - 2.25	(10.69) - (8.95)
	2017	10,875,352	2.13 - 22.47	218,280,039	3.47	0.50 - 2.25	8.29 - 10.26
BHFTI Harris Oakmark	2021	11,034,401	3.43 - 40.64	379,548,585	0.65	0.50 - 2.25	6.03 - 7.96
International Division	2020	13,069,949	3.19 - 37.66	418,249,872	3.30	0.50 - 2.25	2.77 - 4.68
	2019	13,819,826	3.06 - 36.01	425,579,613	2.21	0.50 - 2.25	21.75 - 24.03
	2018	15,932,818	2.48 - 29.06	398,451,152	1.72	0.50 - 2.25	(25.67) - (24.23)
	2017	16,803,885	3.29 - 38.42	554,231,973	1.64	0.50 - 2.25	27.54 - 29.94
BHFTI Invesco Balanced-Risk	2021	271,882,939	1.44 - 1.56	420,943,457	3.04	1.15 - 2.00	7.52 - 8.44
Allocation Division	2020	305,812,256	1.34 - 1.44	436,657,575	5.45	1.15 - 2.00	7.95 - 8.87
	2019	351,901,497	1.24 - 13.34	461,843,455	—	1.10 - 2.00	13.00 - 14.02
	2018	401,048,107	1.10 - 11.70	462,317,377	1.17	1.10 - 2.00	(8.30) - (7.46)
	2017	445,688,739	1.19 - 1.25	556,009,732	3.73	1.15 - 2.10	7.72 - 8.75
BHFTI Invesco Comstock	2021	4,394	2.04 - 30.34	17,943	1.03	0.90 - 1.35	31.40 - 31.99
Division	2020	6,488	1.54 - 23.03	54,656	2.16	0.90 - 1.35	(1.84) - (1.40)
	2019	6,188	1.56 - 23.40	57,870	2.13	0.90 - 1.35	23.28 - 23.84
	2018	6,957	1.26 - 18.94	49,587	0.65	0.90 - 1.35	(13.34) - (12.95)
	2017	10,379	1.45 - 21.80	47,958	2.63	0.90 - 1.35	16.44 - 16.97
BHFTI Invesco Global Equity	2021	12,898,558	2.36 - 66.07	286,660,569	0.06	0.50 - 2.25	12.90 - 15.01
Division	2020	13,483,627	2.07 - 57.62	281,517,566	0.77	0.50 - 2.15	24.93 - 27.09
	2019	15,182,482	1.63 - 45.47	261,214,721	0.91	0.50 - 2.15	28.83 - 31.06
	2018	16,358,866	1.25 - 34.80	226,269,164	1.10	0.50 - 2.15	(14.96) - (13.53)
	2017	15,776,074	1.44 - 40.36	282,853,081	0.99	0.50 - 2.15	33.90 - 36.24

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Invesco Small Cap	2021	1,160,106	6.34 - 75.35	73,101,402	—	0.50 - 2.25	4.55 - 6.40
Growth Division	2020	1,205,933	6.01 - 70.81	71,253,289	—	0.50 - 2.15	53.58 - 55.98
	2019	1,335,510	3.89 - 45.40	51,053,864	—	0.50 - 2.15	21.80 - 23.79
	2018	1,509,587	3.17 - 36.68	47,102,731	—	0.50 - 2.25	(11.08) - (9.50)
	2017	1,615,884	3.53 - 40.53	56,474,486	—	0.50 - 2.15	22.78 - 24.71
BHFTI JPMorgan Core Bond	2021	5,727,534	11.05 - 12.69	71,214,221	2.31	1.10 - 2.00	(3.41) - (2.54)
Division	2020	5,908,327	11.14 - 13.02	75,426,695	3.23	1.10 - 2.00	5.75 - 6.71
	2019	6,207,730	10.49 - 12.21	74,354,984	4.54	1.10 - 2.05	6.02 - 7.03
	2018	7,254,348	9.85 - 11.41	81,327,656	2.73	1.10 - 2.05	(2.02) - (1.08)
	2017	8,421,961	10.01 - 11.54	95,678,197	2.47	1.10 - 2.05	1.22 - 2.18
BHFTI JPMorgan Global	2021	402,997,702	1.67 - 18.29	727,927,972	0.49	1.10 - 2.05	7.41 - 8.44
Active Allocation Division	2020	462,254,239	1.55 - 16.87	770,639,003	2.30	1.10 - 2.05	9.94 - 11.00
	2019	534,476,737	1.41 - 15.20	803,699,960	2.74	1.10 - 2.05	14.54 - 15.63
	2018	605,342,000	1.23 - 13.14	788,207,295	1.62	1.10 - 2.05	(9.08) - (8.21)
	2017	606,636,328	1.35 - 14.32	861,680,922	2.54	1.10 - 2.10	14.24 - 15.38
BHFTI JPMorgan Small Cap	2021	600,320	3.69 - 34.26	19,297,008	0.96	0.90 - 2.05	30.05 - 31.82
Value Division	2020	768,068	2.80 - 26.10	18,968,277	1.20	0.90 - 2.00	4.01 - 5.39
	2019	808,325	2.65 - 24.86	18,936,921	1.09	0.90 - 2.05	16.73 - 18.46
	2018	876,517	2.24 - 21.10	17,643,222	1.08	0.90 - 2.05	(15.67) - (14.54)
	2017	1,036,634	2.62 - 24.78	24,628,939	1.13	0.90 - 2.05	1.22 - 2.70
BHFTI Loomis Sayles Global	2021	3,349,302	2.79 - 33.77	105,733,405	0.83	0.50 - 2.00	12.00 - 13.69
Allocation Division	2020	3,759,111	2.47 - 29.88	105,220,386	0.69	0.50 - 2.00	12.51 - 14.21
	2019	4,334,728	2.18 - 26.32	107,109,800	1.49	0.50 - 2.05	24.94 - 26.89
	2018	4,983,673	1.73 - 20.87	98,196,428	1.86	0.50 - 2.25	(7.50) - (5.86)
	2017	5,880,789	1.85 - 22.30	124,432,486	1.39	0.50 - 2.25	20.24 - 22.36
BHFTI Loomis Sayles Growth	2021	13,754,696	3.01 - 690.34	480,887,272	0.03	0.50 - 2.25	15.64 - 17.89
Division	2020	16,516,881	2.57 - 586.63	486,587,823	0.65	0.50 - 2.25	29.28 - 31.68
	2019	21,007,586	1.97 - 445.88	467,060,137	0.84	0.50 - 2.25	20.82 - 23.03
	2018	24,657,864	1.61 - 362.64	444,649,592	0.61	0.50 - 2.25	(9.14) - (7.41)
	2017	29,749,965	1.75 - 392.14	575,606,365	0.75	0.50 - 2.25	15.78 - 17.93
BHFTI MetLife Multi-Index	2021	439,723,634	1.63 - 17.83	774,902,087	1.76	0.90 - 2.10	7.44 - 8.73
Targeted Risk Division	2020	511,620,263	1.51 - 16.43	831,657,042	2.19	0.90 - 2.10	4.34 - 5.60
	2019	572,965,706	1.45 - 15.59	884,702,376	2.14	0.90 - 2.10	19.18 - 20.62
	2018	638,887,551	1.22 - 12.95	820,528,591	1.75	0.90 - 2.10	(9.12) - (8.02)
	2017	689,687,735	1.34 - 14.11	966,194,514	1.47	0.90 - 2.10	13.15 - 14.51
BHFTI MFS® Research	2021	7,162,727	2.56 - 30.18	168,979,566	1.01	0.50 - 2.15	9.42 - 11.16
International Division	2020	8,036,159	2.32 - 27.15	172,621,221	2.31	0.50 - 2.15	10.65 - 12.45
	2019	8,765,910	2.08 - 24.14	168,375,370	1.41	0.50 - 2.15	25.74 - 27.67
	2018	10,106,842	1.64 - 18.92	153,947,912	2.02	0.50 - 2.25	(15.92) - (14.43)
	2017	11,333,543	1.94 - 22.16	202,267,389	1.80	0.50 - 2.15	25.62 - 27.52
BHFTI Morgan Stanley	2021	8,569,702	7.86 - 97.09	729,134,205	—	0.50 - 2.25	(12.77) - (11.22)
Discovery Division	2020	9,587,827	8.93 - 109.37	920,192,712	—	0.50 - 2.25	147.48 - 151.85
	2019	11,049,927	3.58 - 43.43	423,750,247	—	0.50 - 2.25	37.01 - 39.43
	2018	12,304,050	2.59 - 31.15	340,007,433	—	0.50 - 2.25	7.69 - 9.60
	2017	13,380,312	2.38 - 28.42	339,623,699	0.30	0.50 - 2.25	36.81 - 39.22

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI PanAgora Global	2021	61,606,271	1.42 - 1.52	92,948,445	—	1.15 - 2.00	4.29 - 5.18
Diversified Risk Division	2020	67,636,602	1.36 - 1.44	97,068,610	3.14	1.15 - 2.00	9.63 - 10.57
	2019	64,915,547	1.24 - 1.31	84,293,104	3.24	1.15 - 2.00	19.58 - 20.60
	2018	67,228,731	1.04 - 1.08	72,446,308	—	1.15 - 2.00	(9.43) - (8.65)
	2017	80,775,666	1.15 - 1.19	95,392,815	—	1.15 - 2.00	10.37 - 11.31
BHFTI PanAgora Global	2021	60,263,509	13.19 - 14.91	886,250,834	—	1.10 - 2.05	10.36 - 11.41
Diversified Risk II Division	2020	70,369,642	11.86 - 13.38	929,413,643	2.35	1.10 - 2.05	0.93 - 1.89
	2019	79,861,505	11.66 - 13.13	1,036,049,545	2.95	1.10 - 2.05	17.48 - 18.61
	2018	91,641,725	9.84 - 11.07	1,003,736,398	0.38	1.10 - 2.05	(8.26) - (7.38)
	2017	104,234,505	10.64 - 11.96	1,234,346,275	1.71	1.10 - 2.10	7.53 - 8.60
BHFTI PIMCO Inflation	2021	18,836,529	1.24 - 21.07	337,008,189	0.73	0.50 - 2.15	3.18 - 4.93
Protected Bond Division	2020	19,226,114	1.18 - 20.08	330,502,638	2.68	0.50 - 2.15	9.16 - 11.13
	2019	20,971,534	1.07 - 18.07	327,258,585	3.41	0.50 - 2.15	5.97 - 7.79
	2018	23,939,621	0.99 - 16.77	349,179,155	1.60	0.50 - 2.25	(4.59) - (2.76)
	2017	28,145,710	1.02 - 17.24	425,983,675	1.56	0.50 - 2.25	1.17 - 3.14
BHFTI PIMCO Total Return	2021	32,619,518	2.03 - 24.24	667,326,755	1.84	0.50 - 2.25	(3.59) - (1.77)
Division	2020	34,236,760	2.09 - 24.71	715,365,209	3.69	0.50 - 2.25	6.09 - 8.12
	2019	36,674,056	1.95 - 22.89	715,395,370	2.93	0.50 - 2.25	6.05 - 7.98
	2018	41,842,651	1.82 - 21.21	757,914,158	1.39	0.50 - 2.25	(2.46) - (0.62)
	2017	49,441,770	1.85 - 21.36	908,315,454	1.78	0.50 - 2.25	2.18 - 4.10
BHFTI Schroders Global	2021	381,747,388	1.56 - 17.27	649,441,142	0.32	0.90 - 2.10	9.11 - 10.42
Multi-Asset Division	2020	455,182,622	1.43 - 15.67	703,341,582	1.77	0.90 - 2.10	(0.02) - 1.19
	2019	524,050,033	1.43 - 15.51	802,843,446	1.47	0.90 - 2.10	18.97 - 20.40
	2018	601,844,418	1.21 - 12.91	768,330,201	1.66	0.90 - 2.10	(11.32) - (6.23)
	2017	395,258,412	1.36 - 14.41	564,139,933	0.79	1.10 - 2.10	11.93 - 13.05
BHFTI SSGA Growth and	2021	26,261,154	20.37 - 26.00	616,034,159	1.77	0.60 - 2.10	11.02 - 12.70
Income ETF Division	2020	30,781,265	18.35 - 23.43	644,690,157	2.68	0.50 - 2.10	7.54 - 9.28
	2019	35,242,960	17.06 - 21.44	680,226,971	2.33	0.50 - 2.10	17.12 - 19.01
	2018	41,641,734	14.57 - 18.01	680,006,923	2.33	0.50 - 2.10	(8.47) - (6.99)
	2017	49,193,853	15.92 - 19.37	869,542,351	2.43	0.50 - 2.10	13.46 - 15.28
BHFTI SSGA Growth ETF	2021	5,267,322	21.93 - 28.45	133,226,796	1.45	0.50 - 2.10	15.16 - 17.02
Division	2020	6,011,201	19.05 - 24.32	130,804,692	2.42	0.50 - 2.10	8.44 - 10.20
	2019	6,956,479	17.56 - 22.07	138,322,296	1.97	0.50 - 2.10	19.90 - 21.83
	2018	7,753,198	14.65 - 18.11	127,430,864	2.02	0.50 - 2.10	(10.65) - (9.20)
	2017	8,624,728	16.40 - 19.95	157,056,020	2.10	0.50 - 2.10	17.16 - 19.04
BHFTI T. Rowe Price Large	2021	25,963	15.99 - 150.00	731,476	1.81	0.90 - 1.60	23.98 - 24.85
Cap Value Division	2020	28,681	12.81 - 120.39	685,939	3.00	0.90 - 1.60	1.23 - 1.95
	2019	33,084	12.57 - 118.33	725,942	1.95	0.90 - 1.60	24.51 - 25.38
	2018	20,996	10.02 - 94.56	409,218	1.80	0.90 - 1.60	(10.61) - (9.98)
	2017	23,096	11.13 - 105.25	578,718	2.07	0.90 - 1.60	15.10 - 15.90
BHFTI T. Rowe Price Mid Cap	2021	12,061,669	4.04 - 72.79	496,061,829	—	0.50 - 2.25	12.42 - 14.41
Growth Division	2020	13,981,484	3.56 - 63.81	505,414,544	0.08	0.50 - 2.25	21.15 - 23.30
	2019	16,418,378	2.91 - 51.83	484,527,095	0.08	0.50 - 2.25	28.15 - 30.41
	2018	19,059,742	2.25 - 39.81	430,092,959	—	0.50 - 2.25	(4.38) - (2.68)
	2017	21,768,491	2.33 - 41.02	506,160,540	—	0.50 - 2.25	21.98 - 24.12

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI TCW Core Fixed Income	2021	4,056	11.16 - 11.27	45,391	1.34	1.20 - 1.35	(2.66) - (2.52)
Division	2020	4,573	11.46 - 11.56	52,557	3.20	1.20 - 1.35	7.67 - 7.83
	2019	22,517	10.64 - 10.77	240,520	3.06	1.10 - 1.35	6.94 - 7.20
	2018	23,865	9.95 - 10.01	238,242	2.32	1.20 - 1.35	(1.28) - (1.13)
	2017	25,274	10.02 - 10.12	255,408	1.60	1.20 - 1.60	1.19 - 1.59
BHFTI Victory Sycamore Mid	2021	6,175,875	6.28 - 76.43	394,481,911	1.17	0.50 - 2.25	28.87 - 31.14
Cap Value Division	2020	7,196,575	4.83 - 58.28	351,800,764	1.51	0.50 - 2.25	5.24 - 7.10
	2019	7,872,022	4.55 - 54.42	361,807,709	1.16	0.50 - 2.25	26.12 - 28.34
	2018	9,098,703	3.57 - 42.40	327,214,056	0.64	0.50 - 2.25	(12.16) - (10.60)
	2017	10,507,414	4.03 - 47.43	424,806,982	0.99	0.50 - 2.25	7.05 - 8.93
BHFTI Western Asset	2021	27,345,170	10.88 - 12.04	326,125,318	2.14	1.15 - 2.10	(4.01) - (3.09)
Management Government	2020	32,375,503	11.33 - 12.42	398,349,977	2.38	1.15 - 2.10	5.43 - 6.44
Income Division	2019	32,564,019	10.75 - 11.67	376,497,264	2.73	1.15 - 2.10	5.26 - 6.26
	2018	36,441,983	10.21 - 10.98	396,922,182	2.79	1.15 - 2.10	(2.15) - (1.21)
	2017	41,565,748	10.44 - 11.12	458,735,090	2.20	1.15 - 2.10	0.47 - 1.43
BHFTII Baillie Gifford	2021	5,050,419	2.57 - 31.57	126,145,494	0.86	0.95 - 2.10	(2.97) - (1.69)
International Stock Division	2020	5,562,590	2.62 - 32.11	140,886,997	1.90	0.95 - 2.10	23.73 - 25.38
	2019	6,117,346	2.10 - 25.61	123,603,248	1.23	0.95 - 2.15	29.75 - 31.57
	2018	6,925,281	1.60 - 19.47	106,646,276	1.06	0.95 - 2.25	(19.05) - (17.80)
	2017	7,456,089	1.96 - 23.68	139,877,341	1.13	0.95 - 2.25	31.90 - 33.88
BHFTII BlackRock Bond	2021	6,550,596	7.69 - 96.92	361,431,935	2.62	0.50 - 2.25	(2.90) - (1.08)
Income Division	2020	7,023,787	7.83 - 98.08	389,186,999	3.39	0.50 - 2.25	5.92 - 7.89
	2019	7,472,189	7.31 - 90.99	384,830,691	3.61	0.50 - 2.25	7.12 - 9.12
	2018	8,252,602	6.74 - 83.47	391,693,026	3.25	0.50 - 2.25	(2.84) - (1.00)
	2017	9,495,090	6.86 - 84.41	455,410,535	2.99	0.50 - 2.25	1.54 - 3.43
BHFTII BlackRock Capital	2021	3,306,153	14.38 - 169.80	234,988,229	—	0.50 - 2.25	18.19 - 20.42
Appreciation Division	2020	3,762,727	12.02 - 141.17	230,129,341	—	0.50 - 2.25	37.18 - 39.75
	2019	4,262,514	8.66 - 101.12	192,688,204	0.02	0.50 - 2.25	29.57 - 31.99
	2018	4,857,860	6.61 - 76.69	170,334,155	0.01	0.50 - 2.25	(0.11) - 1.76
	2017	5,314,588	6.54 - 75.43	187,945,552	0.01	0.50 - 2.25	30.61 - 33.07
BHFTII BlackRock	2021	2,745,802	2.29 - 24.56	37,400,746	0.10	0.90 - 2.00	(2.42) - (1.09)
Ultra-Short Term Bond	2020	3,242,202	2.33 - 24.90	47,474,049	1.72	0.90 - 2.00	(1.80) - (0.47)
Division	2019	3,255,640	2.35 - 25.09	44,981,636	1.60	0.90 - 2.00	(0.14) - 1.21
	2018	3,622,610	2.33 - 24.87	50,362,897	0.78	0.90 - 2.15	(0.52) - 0.89
	2017	4,077,356	2.32 - 24.72	56,416,026	0.11	0.90 - 2.15	(1.40) - (0.01)
BHFTII Brighthouse Asset	2021	15,403,578	1.93 - 20.67	280,143,828	2.99	0.50 - 2.15	1.48 - 3.17
Allocation 20 Division	2020	17,601,429	1.88 - 20.04	311,462,767	2.81	0.50 - 2.15	7.18 - 8.97
	2019	19,652,658	1.73 - 18.39	321,894,499	2.18	0.50 - 2.25	9.25 - 11.18
	2018	22,770,094	1.57 - 16.54	335,855,273	2.19	0.50 - 2.25	(4.79) - (3.10)
	2017	26,632,640	1.62 - 17.07	409,028,440	2.08	0.50 - 2.25	4.56 - 6.40
BHFTII Brighthouse Asset	2021	38,513,419	2.27 - 24.31	818,808,370	2.68	0.50 - 2.15	5.14 - 6.89
Allocation 40 Division	2020	43,790,060	2.14 - 22.74	875,065,802	2.69	0.50 - 2.15	8.67 - 10.48
	2019	49,796,769	1.94 - 20.58	908,735,683	2.19	0.50 - 2.15	13.14 - 15.02
	2018	57,833,464	1.69 - 17.89	925,660,947	2.01	0.50 - 2.25	(6.54) - (4.88)
	2017	68,087,417	1.73 - 18.81	1,155,673,990	1.98	0.50 - 2.25	8.19 - 10.09

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII Brighthouse Asset	2021	120,826,699	2.65 - 28.30	3,004,188,035	2.12	0.50 - 2.15	8.55 - 10.35
Allocation 60 Division	2020	138,788,939	2.41 - 25.65	3,132,220,695	2.21	0.50 - 2.15	11.42 - 13.28
	2019	157,596,785	2.13 - 22.64	3,165,966,352	1.96	0.50 - 2.15	16.88 - 18.83
	2018	183,867,868	1.80 - 19.05	3,131,421,270	1.66	0.50 - 2.15	(8.13) - (6.60)
	2017	213,872,364	1.88 - 20.40	3,928,953,268	1.74	0.50 - 2.15	12.30 - 14.16
BHFTII Brighthouse Asset	2021	61,203,569	3.04 - 32.49	1,751,110,118	1.69	0.50 - 2.15	12.27 - 14.14
Allocation 80 Division	2020	68,356,199	2.67 - 28.47	1,722,419,271	1.84	0.50 - 2.15	14.11 - 16.01
	2019	76,334,895	2.31 - 24.54	1,670,394,964	1.77	0.50 - 2.15	21.10 - 23.11
	2018	85,633,821	1.89 - 19.93	1,533,821,665	1.33	0.50 - 2.25	(10.17) - (8.57)
	2017	98,239,149	2.01 - 21.80	1,933,591,736	1.56	0.50 - 2.25	16.52 - 18.57
BHFTII Brighthouse/Artisan	2021	3,074,537	8.33 - 98.15	195,847,200	0.83	0.50 - 2.15	24.02 - 25.96
Mid Cap Value Division	2020	3,488,897	6.65 - 77.92	178,298,975	0.84	0.50 - 2.05	3.82 - 5.45
	2019	3,807,667	6.35 - 73.90	186,211,530	0.62	0.50 - 2.25	20.69 - 22.82
	2018	4,305,631	5.20 - 60.16	171,734,105	0.49	0.50 - 2.25	(15.36) - (13.85)
	2017	4,884,190	6.07 - 69.84	226,673,877	0.58	0.50 - 2.25	10.04 - 11.98
BHFTII	2021	217,756	28.19 - 31.95	6,805,165	1.53	1.10 - 2.05	11.55 - 12.61
Brighthouse/Dimensional	2020	256,198	25.27 - 28.37	7,124,915	2.53	1.10 - 2.05	6.58 - 7.60
International Small Company	2019	299,239	23.71 - 26.37	7,739,398	1.03	1.10 - 2.05	20.54 - 21.69
Division	2018	342,338	19.67 - 21.67	7,285,386	2.54	1.10 - 2.05	(22.18) - (21.44)
	2017	353,646	25.40 - 27.58	9,595,917	1.96	1.10 - 2.00	27.87 - 29.02
BHFTII	2021	7,106,175	2.20 - 135.22	629,816,680	1.81	0.90 - 2.15	11.44 - 13.00
Brighthouse/Wellington	2020	7,735,328	1.96 - 119.71	610,629,506	2.19	0.90 - 2.15	15.03 - 16.67
Balanced Division	2019	8,451,244	1.69 - 102.66	574,717,552	2.18	0.90 - 2.15	20.24 - 21.89
	2018	9,307,629	1.40 - 84.26	521,756,898	1.73	0.90 - 2.15	(5.93) - (4.63)
	2017	10,336,562	1.47 - 88.39	610,158,972	1.88	0.90 - 2.15	12.52 - 14.11
BHFTII	2021	6,291,202	11.33 - 133.49	531,319,660	1.25	0.50 - 2.25	21.35 - 23.62
Brighthouse/Wellington	2020	7,259,472	9.23 - 108.10	503,780,671	1.44	0.50 - 2.25	8.50 - 10.55
Core Equity Opportunities	2019	8,239,874	8.40 - 97.90	520,632,824	1.45	0.50 - 2.25	27.74 - 30.09
Division	2018	9,569,314	6.51 - 75.31	471,467,558	1.58	0.50 - 2.25	(2.58) - (0.74)
	2017	11,256,241	6.60 - 75.96	570,742,746	1.39	0.50 - 2.25	16.17 - 18.30
BHFTII Frontier Mid Cap	2021	4,467,854	19.09 - 199.82	586,525,681	—	0.90 - 2.25	11.84 - 13.60
Growth Division	2020	4,933,281	16.82 - 175.90	572,542,548	—	0.90 - 2.25	28.45 - 30.46
	2019	5,529,994	12.90 - 134.83	494,555,658	—	0.90 - 2.25	29.88 - 31.88
	2018	6,195,073	9.78 - 102.24	422,776,437	—	0.90 - 2.25	(8.01) - (6.54)
	2017	6,921,843	10.48 - 109.39	508,449,789	—	0.90 - 2.25	22.16 - 24.09
BHFTII Jennison Growth	2021	9,073,417	2.95 - 77.89	287,427,814	—	0.50 - 2.25	14.31 - 16.33
Division	2020	10,579,883	2.55 - 67.11	289,505,068	0.06	0.50 - 2.25	52.89 - 55.59
	2019	11,874,095	1.65 - 43.21	211,338,418	0.26	0.50 - 2.25	29.55 - 31.83
	2018	13,877,939	1.26 - 32.84	185,385,848	0.17	0.50 - 2.25	(2.13) - (0.39)
	2017	14,946,828	1.27 - 33.03	203,130,928	0.13	0.50 - 2.25	33.95 - 36.31
BHFTII Loomis Sayles Small	2021	2,370,989	11.23 - 133.19	163,685,620	0.03	0.50 - 2.25	18.94 - 21.04
Cap Core Division	2020	2,707,781	9.33 - 110.04	156,522,639	0.04	0.50 - 2.25	9.29 - 11.23
	2019	3,029,622	8.44 - 98.93	157,396,600	0.01	0.50 - 2.25	22.44 - 24.60
	2018	3,400,873	6.81 - 79.40	144,075,649	0.01	0.50 - 2.25	(13.28) - (11.74)
	2017	3,862,700	7.77 - 89.96	185,343,480	0.14	0.50 - 2.25	12.41 - 14.39

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII Loomis Sayles Small	2021	1,695,408	4.03 - 51.50	64,952,389	—	0.50 - 2.15	7.46 - 9.19
Cap Growth Division	2020	1,855,495	3.72 - 47.26	66,012,877	—	0.50 - 2.15	31.25 - 33.37
	2019	2,127,099	2.81 - 35.51	57,340,292	—	0.50 - 2.10	23.88 - 25.88
	2018	2,501,161	2.25 - 28.26	54,202,419	—	0.50 - 2.15	(1.82) - (0.22)
	2017	2,468,467	2.28 - 28.37	54,566,730	—	0.50 - 2.15	24.05 - 26.05
BHFTII MetLife Aggregate	2021	48,385,248	1.83 - 22.26	910,569,466	2.40	0.50 - 2.25	(4.39) - (2.56)
Bond Index Division	2020	48,820,793	1.89 - 22.87	949,536,445	2.67	0.50 - 2.25	4.63 - 6.52
	2019	51,794,175	1.79 - 21.48	952,097,631	3.03	0.50 - 2.25	5.93 - 7.93
	2018	56,750,323	1.68 - 19.93	974,062,147	2.86	0.50 - 2.25	(2.68) - (0.82)
	2017	64,574,871	1.71 - 20.12	1,126,629,342	2.75	0.50 - 2.25	0.68 - 2.60
BHFTII MetLife Mid Cap	2021	9,859,099	5.30 - 63.60	534,359,988	0.94	0.50 - 2.25	21.31 - 23.45
Stock Index Division	2020	11,467,060	4.33 - 51.52	506,052,707	1.31	0.50 - 2.25	10.63 - 12.59
	2019	12,674,256	3.88 - 45.76	500,876,128	1.21	0.50 - 2.25	22.77 - 24.94
	2018	14,264,640	3.13 - 36.63	453,810,251	1.09	0.50 - 2.25	(13.49) - (11.95)
	2017	16,065,965	3.58 - 41.60	580,186,948	1.22	0.50 - 2.25	13.06 - 15.05
BHFTII MetLife MSCI EAFE®	2021	22,411,515	2.01 - 28.11	465,174,812	1.63	0.50 - 2.25	8.02 - 9.93
Index Division	2020	24,590,517	1.85 - 25.63	466,904,304	3.06	0.50 - 2.25	5.18 - 7.04
	2019	25,852,531	1.74 - 23.99	460,668,541	2.54	0.50 - 2.25	18.85 - 20.94
	2018	28,690,901	1.45 - 19.86	424,811,670	2.83	0.50 - 2.25	(16.00) - (14.51)
	2017	30,129,062	1.71 - 23.29	524,736,160	2.57	0.50 - 2.25	21.84 - 23.99
BHFTII MetLife Russell	2021	6,792,038	5.04 - 61.40	353,923,752	0.88	0.50 - 2.25	11.69 - 13.66
2000® Index Division	2020	7,531,805	4.47 - 54.02	346,715,527	1.25	0.50 - 2.25	16.69 - 18.75
	2019	8,484,812	3.80 - 45.49	330,807,385	1.03	0.50 - 2.25	22.52 - 24.68
	2018	9,453,823	3.07 - 36.49	297,512,830	0.98	0.50 - 2.25	(13.17) - (11.63)
	2017	10,459,851	3.51 - 41.29	373,905,362	1.09	0.50 - 2.25	11.85 - 13.82
BHFTII MetLife Stock Index	2021	22,605,518	15.02 - 196.61	3,495,089,897	1.45	0.50 - 2.25	25.19 - 27.53
Division	2020	25,861,616	11.89 - 154.32	3,154,806,376	1.82	0.50 - 2.25	15.20 - 17.34
	2019	29,028,565	10.23 - 131.63	3,037,442,351	2.05	0.50 - 2.25	27.89 - 30.30
	2018	33,091,820	7.93 - 101.14	2,669,705,723	1.71	0.50 - 2.25	(6.96) - (5.22)
	2017	37,306,057	8.44 - 106.81	3,191,113,485	1.68	0.50 - 2.25	18.54 - 20.76
BHFTII MFS® Total Return	2021	2,306,720	1.79 - 130.69	120,981,417	1.73	0.50 - 1.85	11.85 - 13.37
Division	2020	2,535,226	1.58 - 115.28	117,745,426	2.30	0.50 - 2.00	7.31 - 8.94
	2019	2,894,622	1.46 - 105.82	123,762,477	2.23	0.50 - 2.15	17.52 - 19.47
	2018	3,322,036	1.22 - 88.58	117,516,215	2.17	0.50 - 2.15	(7.82) - (6.28)
	2017	3,778,366	1.31 - 94.51	145,097,990	2.39	0.50 - 2.15	9.79 - 11.61
BHFTII MFS® Value Division	2021	40,856,426	2.41 - 47.38	663,945,304	1.41	0.50 - 2.15	22.73 - 24.73
	2020	45,919,271	1.95 - 38.23	627,751,137	1.81	0.50 - 2.25	1.43 - 3.29
	2019	47,345,124	1.90 - 37.29	665,585,348	1.75	0.50 - 2.25	26.96 - 29.29
	2018	52,559,197	1.48 - 29.04	598,234,094	1.47	0.50 - 2.25	(12.25) - (7.60)
	2017	20,677,338	1.67 - 32.71	523,781,737	1.89	0.50 - 2.15	15.20 - 17.24
BHFTII Neuberger Berman	2021	5,912,293	5.79 - 66.00	320,936,546	0.04	0.50 - 2.15	15.69 - 17.53
Genesis Division	2020	6,733,229	4.95 - 56.16	311,591,184	0.08	0.50 - 2.15	22.28 - 24.14
	2019	7,645,037	4.01 - 45.24	287,729,651	0.12	0.50 - 2.15	26.73 - 28.76
	2018	8,679,175	3.14 - 35.14	255,498,599	0.23	0.50 - 2.25	(9.07) - (7.45)
	2017	9,828,019	1.67 - 37.96	314,115,956	0.29	0.50 - 2.15	13.16 - 14.91

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII T. Rowe Price Large	2021	11,647,251	4.00 - 83.51	769,206,460	—	0.50 - 2.25	17.28 - 19.35
Cap Growth Division	2020	13,310,314	3.38 - 69.97	738,162,692	0.09	0.50 - 2.25	33.59 - 35.96
	2019	15,477,657	2.50 - 51.46	629,369,388	0.26	0.50 - 2.25	27.68 - 29.94
	2018	17,216,055	1.94 - 39.60	539,361,977	0.27	0.50 - 2.25	(3.37) - (1.65)
	2017	18,998,068	1.98 - 40.27	609,640,874	0.15	0.50 - 2.25	30.52 - 32.81
BHFTII T. Rowe Price Small	2021	6,652,969	7.16 - 84.14	476,701,925	0.02	0.50 - 2.25	8.88 - 10.80
Cap Growth Division	2020	7,569,000	6.50 - 75.93	491,278,222	0.10	0.50 - 2.25	21.28 - 23.42
	2019	8,620,361	5.30 - 61.52	455,812,251	0.02	0.50 - 2.25	29.88 - 32.17
	2018	9,657,475	4.04 - 46.55	388,577,931	0.05	0.50 - 2.25	(8.87) - (7.25)
	2017	10,715,353	4.38 - 50.18	467,200,326	0.19	0.50 - 2.25	19.82 - 21.92
BHFTII Van Eck Global	2021	1,734,410	13.12 - 14.20	24,223,570	0.98	1.10 - 1.70	16.51 - 17.21
Natural Resources Division	2020	2,324,890	10.86 - 12.11	27,733,915	1.24	1.10 - 2.00	18.77 - 19.85
	2019	2,701,656	9.09 - 10.11	26,913,827	0.34	1.10 - 2.05	10.07 - 11.12
	2018	2,687,622	8.26 - 9.10	24,101,859	—	1.10 - 2.05	(30.31) - (29.64)
	2017	2,921,930	11.85 - 12.93	37,269,860	—	1.10 - 2.05	(2.75) - (1.82)
BHFTII Western Asset	2021	10,455,449	1.28 - 47.95	381,592,675	3.61	0.50 - 2.25	0.33 - 2.10
Management Strategic Bond	2020	11,354,141	1.26 - 46.96	408,706,045	5.77	0.50 - 2.15	4.39 - 6.08
Opportunities Division	2019	12,363,002	1.20 - 44.27	422,719,703	4.75	0.50 - 2.15	11.86 - 13.66
	2018	13,731,347	1.09 - 38.95	422,543,762	5.21	0.50 - 2.25	(6.17) - (4.51)
	2017	15,854,082	1.15 - 40.79	514,265,588	3.80	0.50 - 2.25	5.54 - 7.40
BHFTII Western Asset	2021	6,670,779	2.01 - 23.72	123,805,731	2.50	0.50 - 2.15	(3.71) - (2.26)
Management U.S.	2020	7,382,234	2.07 - 24.27	139,252,019	2.82	0.50 - 2.15	2.77 - 4.39
Government Division	2019	7,078,457	2.00 - 23.25	130,271,257	2.56	0.50 - 2.15	3.63 - 5.25
	2018	7,773,582	1.91 - 22.09	137,000,881	2.11	0.50 - 2.25	(1.56) - 0.19
	2017	9,021,983	1.92 - 22.04	159,678,213	2.46	0.50 - 2.25	(0.58) - 1.17
BlackRock Global Allocation	2021	652	29.43 - 32.22	20,050	0.67	1.10 - 1.60	4.73 - 5.25
V.I. Division	2020	4,081	28.10 - 30.61	118,145	1.31	1.10 - 1.60	18.79 - 19.38
	2019	4,191	23.66 - 25.64	102,023	1.30	1.10 - 1.60	15.89 - 16.47
	2018	4,210	20.41 - 22.02	88,248	0.81	1.10 - 1.60	(9.05) - (8.60)
	2017	4,188	22.44 - 24.09	96,276	0.30	1.10 - 1.60	11.91 - 12.47
Calvert VP SRI Balanced	2021	894,700	53.48 - 70.93	59,231,523	1.15	0.50 - 1.45	13.46 - 14.54
Division	2020	954,567	47.13 - 62.39	55,610,315	1.51	0.50 - 1.45	13.60 - 14.68
	2019	1,030,290	40.38 - 54.81	52,926,119	1.57	0.50 - 1.55	22.49 - 23.78
	2018	1,063,592	32.97 - 44.61	44,653,283	1.74	0.50 - 1.55	(4.17) - (3.16)
	2017	1,186,460	34.40 - 46.41	51,869,403	1.97	0.50 - 1.55	10.28 - 11.44
Calvert VP SRI Mid Cap	2021	84,007	93.57	7,860,497	0.19	0.95	13.95
Division	2020	92,109	82.12	7,563,766	0.42	0.95	11.19
	2019	109,291	73.85	8,071,600	0.45	0.95	30.13
	2018	126,305	56.76	7,168,514	0.52	0.95	(5.33)
	2017	145,874	59.95	8,745,518	0.64	0.95	10.61
Delaware VIP® Small Cap	2021	448	2.01	902	0.83	0.90	33.21
Value Division	2020	448	1.51	677	1.35	0.90	(2.78)
	2019	448	1.55	697	2.01	0.90	26.99
	2018	5,992	1.22	7,333	0.61	0.90	(17.47)
	2017	14,842	1.48	22,010	0.95	0.90	11.05

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Fidelity® VIP Contrafund®	2021	55,851	16.53 - 17.69	981,724	0.03	0.90 - 1.15	26.05 - 26.37
Division	2020	61,965	13.12 - 14.00	860,110	0.08	0.90 - 1.15	28.74 - 29.06
	2019	66,654	10.19 - 10.84	717,804	0.22	0.90 - 1.15	29.77 - 30.10
	2018	72,718	7.85 - 8.34	603,131	0.41	0.90 - 1.15	(7.71) - (7.48)
	2017	89,664	8.51 - 9.01	805,722	0.68	0.90 - 1.15	20.20 - 20.50
Fidelity® VIP	2021	1,248,036	15.59 - 130.86	72,640,456	1.88	0.95 - 1.35	23.22 - 23.72
Equity-Income Division	2020	1,351,903	12.65 - 105.77	63,502,205	1.78	0.95 - 1.35	5.26 - 13.76
	2019	1,544,624	12.02 - 100.08	67,252,015	1.89	0.95 - 1.35	25.73 - 26.24
	2018	1,815,376	9.56 - 79.28	63,735,707	2.20	0.95 - 1.35	(9.53) - (9.16)
	2017	2,048,365	10.56 - 87.27	78,340,010	1.66	0.95 - 1.35	11.38 - 11.83
Fidelity® VIP Freedom 2020	2021	163,380	25.62 - 27.12	4,368,234	0.83	0.90 - 1.25	7.91 - 8.28
Division	2020	175,053	23.74 - 25.05	4,340,434	1.25	0.90 - 1.25	13.30 - 13.69
	2019	135,554	20.95 - 22.03	2,956,078	2.17	0.90 - 1.25	18.40 - 18.80
	2018	56,275	17.69 - 18.54	1,037,991	1.25	0.90 - 1.25	(6.92) - (5.28)
	2017	63,006	19.92	1,255,251	1.16	0.90	15.22
Fidelity® VIP Freedom 2025	2021	287,972	27.75 - 29.66	8,278,233	0.89	0.90 - 1.30	9.12 - 9.56
Division	2020	270,297	25.43 - 27.08	7,124,363	1.39	0.90 - 1.30	14.18 - 14.64
	2019	158,625	22.46 - 23.62	3,657,061	2.24	0.90 - 1.25	8.00 - 20.42
	2018	58,278	18.71 - 19.61	1,132,045	1.34	0.90 - 1.25	(7.62) - (6.00)
	2017	38,578	20.57 - 21.23	819,000	0.87	0.90 - 1.15	16.23 - 16.52
Fidelity® VIP Freedom 2030	2021	290,180	29.12 - 33.28	8,836,620	0.97	0.50 - 1.30	10.62 - 11.51
Division	2020	232,863	26.32 - 29.84	6,430,259	1.11	0.50 - 1.30	15.13 - 16.06
	2019	178,878	23.03 - 24.25	4,308,863	1.87	0.90 - 1.25	8.63 - 23.00
	2018	149,868	18.81 - 19.71	2,953,022	1.19	0.90 - 1.25	(8.88) - (7.27)
	2017	139,649	20.96 - 21.63	3,021,173	0.96	0.90 - 1.15	19.32 - 19.62
Fidelity® VIP Freedom 2035	2021	112,239	40.28 - 42.96	4,718,083	1.08	0.95 - 1.45	13.52 - 14.09
Division	2020	56,150	35.49 - 37.65	2,068,090	1.18	0.95 - 1.45	16.25 - 16.84
(Commenced 4/30/2018)	2019	15,788	31.21 - 32.22	499,141	2.87	0.95 - 1.25	8.77 - 25.93
	2018	4,218	24.86 - 25.59	105,591	1.79	0.95 - 1.25	(9.85) - (9.67)
Fidelity® VIP Freedom 2040	2021	68,494	42.86 - 47.46	3,038,775	0.89	0.50 - 1.30	15.98 - 16.91
Division	2020	49,758	36.96 - 40.60	1,912,754	0.83	0.50 - 1.30	17.45 - 18.40
	2019	39,636	31.47 - 34.29	1,297,820	2.04	0.50 - 1.30	9.54 - 27.08
	2018	19,309	25.00 - 25.85	498,777	0.96	0.90 - 1.25	(11.16) - (9.46)
	2017	18,419	28.39 - 29.02	534,464	1.03	0.90 - 1.15	21.89 - 22.19
Fidelity® VIP Freedom 2045	2021	68,496	43.38 - 45.38	3,065,206	0.79	0.95 - 1.30	16.01 - 16.43
Division	2020	48,514	37.39 - 38.98	1,866,574	0.98	0.95 - 1.30	17.42 - 17.84
(Commenced 4/30/2018)	2019	26,012	32.04 - 33.08	851,015	2.46	0.95 - 1.25	9.66 - 27.05
	2018	4,811	25.30 - 26.04	124,900	2.32	0.95 - 1.25	(10.45) - (10.27)
Fidelity® VIP Freedom 2050	2021	149,456	42.97 - 48.50	6,746,794	0.83	0.50 - 1.45	15.82 - 16.93
Division	2020	104,593	37.10 - 41.48	4,073,510	1.06	0.50 - 1.45	17.28 - 18.40
	2019	41,247	31.63 - 33.56	1,369,729	2.34	0.90 - 1.45	9.43 - 27.07
	2018	13,729	25.54 - 26.41	362,109	1.18	0.90 - 1.25	(10.94) - (9.48)
	2017	8,553	29.65	253,618	1.09	0.90	22.20

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Fidelity® VIP FundsManager	2021	12,481,990	19.00 - 19.46	240,652,047	1.12	1.90 - 2.05	7.79 - 7.95
50% Division	2020	13,833,224	17.63 - 18.03	247,253,463	1.13	1.90 - 2.05	11.66 - 11.83
	2019	15,805,863	15.79 - 16.12	252,823,113	1.61	1.90 - 2.05	15.50 - 15.67
	2018	18,690,885	13.67 - 13.93	258,652,350	1.35	1.90 - 2.05	(7.14) - (7.00)
	2017	21,200,158	14.72 - 14.98	315,705,343	1.15	1.90 - 2.05	12.14 - 12.31
Fidelity® VIP FundsManager	2021	12,336,639	19.20 - 23.48	241,915,885	1.09	0.70 - 2.10	10.01 - 11.56
60% Division	2020	13,649,023	17.45 - 21.04	242,924,543	1.05	0.70 - 2.10	12.73 - 14.32
	2019	15,189,665	15.48 - 15.97	239,540,942	1.49	1.85 - 2.10	17.98 - 18.28
	2018	17,207,125	13.12 - 13.50	229,662,248	1.18	1.85 - 2.10	(8.39) - (8.16)
	2017	19,728,179	14.32 - 14.70	286,973,777	1.05	1.85 - 2.10	14.56 - 14.85
Fidelity® VIP Government	2021	306,845	16.13	4,949,044	0.01	0.95	(0.93)
Money Market Division	2020	366,357	16.28	5,964,444	0.33	0.95	(0.63)
	2019	330,518	16.38	5,414,916	1.99	0.95	1.06
	2018	330,351	16.21	5,355,641	1.64	0.95	0.69
	2017	311,112	16.10	5,009,176	0.66	0.95	(0.27)
Fidelity® VIP Growth	2021	611,993	230.32	140,954,875	—	0.95	22.06
Division	2020	663,454	188.70	125,194,940	0.08	0.95	42.54
	2019	744,359	132.39	98,544,772	0.25	0.95	33.05
	2018	879,956	99.50	87,558,490	0.24	0.95	(1.11)
	2017	980,268	100.62	98,637,848	0.22	0.95	33.87
Fidelity® VIP Investment	2021	223,841	39.89	8,929,968	2.02	0.95	(1.54)
Grade Bond Division	2020	235,580	40.52	9,545,422	1.76	0.95	8.36
	2019	240,865	37.39	9,006,440	2.66	0.95	8.63
	2018	255,936	34.42	8,809,328	2.40	0.95	(1.47)
	2017	293,120	34.93	10,239,907	2.28	0.95	3.24
Fidelity® VIP Mid Cap	2021	43,732	12.48	545,739	0.36	0.90	24.18
Division	2020	47,935	10.05	481,692	0.40	0.90	16.81
	2019	51,631	8.60	444,178	0.66	0.90	22.07
	2018	59,331	7.05	418,140	0.36	0.90	(15.54)
	2017	81,118	7.96 - 8.34	676,874	0.49	0.90 - 1.15	19.16 - 19.46
FTVIPT Templeton Developing	2021	24,007	2.07	49,747	0.88	0.90	(6.58)
Markets VIP Division	2020	24,767	2.22	54,938	4.12	0.90	16.13
	2019	24,767	1.91	47,307	1.06	0.90	25.56
	2018	88,922	1.52	135,271	0.84	0.90	(16.55)
	2017	83,878	1.82	152,910	1.07	0.90	39.15
FTVIPT Templeton Foreign	2021	112	4.31	482	1.59	0.90	3.23
VIP Division (Had no net	2020	—	4.17	—	—	0.90	(2.05)
assets at December 31,	2019	—	4.26	—	—	0.90	11.52
2020 and 2019)	2018	159	3.82	609	2.67	0.90	(16.20)
	2017	159	4.27 - 4.56	726	2.30	0.90 - 1.15	15.36 - 15.65
Janus Henderson Enterprise	2021	8,707	17.60	153,237	0.24	0.90	15.50
Division	2020	10,328	15.24	157,391	—	0.90	18.11
	2019	10,195	12.90	131,537	0.04	0.90	33.95
	2018	10,917	9.63	105,150	0.10	0.90	(1.56)
	2017	15,309	9.78	149,792	0.11	0.90	25.95

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
LMPVET ClearBridge Variable	2021	4,610	13.04	60,139	0.63	0.90	22.55
Appreciation Division	2020	4,985	10.64	53,060	1.00	0.90	13.74
	2019	5,773	9.36	54,018	1.43	0.90	28.70
	2018	5,873	7.27	42,700	1.24	0.90	(2.63)
	2017	6,486	7.47	48,429	1.27	0.90	18.48
LMPVET ClearBridge Variable	2021	42,161	2.46	103,656	1.51	0.90	25.66
Dividend Strategy Division	2020	43,961	1.96	86,009	1.53	0.90	6.70
	2019	41,412	1.83	75,932	1.45	0.90	30.41
	2018	45,798	1.41	64,392	1.56	0.90	(5.71)
	2017	46,671	1.49	69,596	1.52	0.90	18.11
LMPVET ClearBridge Variable	2021	71,487	7.39 - 7.84	555,917	—	0.90 - 1.15	20.55 - 20.85
Large Cap Growth Division	2020	78,691	6.13 - 6.49	507,611	0.02	0.90 - 1.15	29.24 - 29.56
	2019	92,711	4.74 - 5.01	462,772	0.31	0.90 - 1.15	30.65 - 30.98
	2018	128,203	3.63 - 3.82	489,481	0.30	0.90 - 1.15	(1.13) - (0.88)
	2017	132,067	3.67 - 3.86	508,988	0.20	0.90 - 1.15	24.33 - 24.64
LMPVET ClearBridge Variable	2021	7,572	7.77 - 8.21	61,501	—	0.90 - 1.15	11.32 - 11.60
Small Cap Growth Division	2020	8,447	6.98 - 7.36	61,746	—	0.90 - 1.15	41.62 - 41.98
	2019	8,421	4.93 - 5.18	43,535	—	0.90 - 1.15	25.42 - 25.74
	2018	3,651	4.12	15,046	—	0.90	2.50
	2017	6,825	4.02	27,439	—	0.90	23.16
LMPVIT Western Asset Core	2021	108	3.82	414	0.04	0.90	(2.85)
Plus Division	2020	9,712	3.93	38,145	2.08	0.90	8.33
	2019	10,910	3.63	39,557	3.02	0.90	11.17
	2018	25,469	3.26	83,068	3.42	0.90	(3.11)
	2017	31,136	3.37	104,815	3.41	0.90	4.80
Morgan Stanley VIF Global	2021	3,851	15.87 - 17.68	65,736	2.29	1.10 - 1.60	12.19 - 12.76
Infrastructure Division	2020	4,056	14.15 - 15.68	60,741	1.45	1.10 - 1.60	(3.00) - (2.52)
	2019	4,476	14.59 - 16.09	68,714	2.55	1.10 - 1.60	25.84 - 26.47
	2018	5,120	11.59 - 12.72	62,114	2.72	1.10 - 1.60	(9.36) - (8.90)
	2017	4,622	12.79 - 13.96	61,644	2.27	1.10 - 1.60	10.76 - 11.32
PIMCO VIT	2021	4,451	8.58 - 8.89	38,881	3.94	1.10 - 1.60	30.64 - 31.29
CommodityRealReturn®	2020	5,152	6.57 - 6.77	34,311	6.18	1.10 - 1.60	(0.53) - (0.03)
Strategy Division	2019	5,237	6.60 - 6.77	34,970	4.21	1.10 - 1.60	9.22 - 9.77
	2018	5,859	6.04 - 6.17	35,709	1.86	1.10 - 1.60	(15.70) - (15.27)
	2017	6,917	7.17 - 7.28	49,885	10.82	1.10 - 1.60	0.32 - 0.82
PIMCO VIT Dynamic Bond	2021	1,880	10.61 - 10.99	20,565	1.76	1.10 - 1.60	(0.62) - (0.12)
Division	2020	3,381	10.67 - 11.01	36,833	1.80	1.10 - 1.60	2.83 - 3.35
	2019	8,103	10.38 - 10.65	85,343	2.49	1.10 - 1.60	2.96 - 3.48
	2018	8,338	10.08 - 10.29	85,042	2.39	1.10 - 1.60	(0.88) - (0.38)
	2017	11,816	10.17 - 10.33	121,046	1.41	1.10 - 1.60	3.04 - 3.55
PIMCO VIT Emerging Markets	2021	3,430	11.56 - 11.98	40,608	3.91	1.10 - 1.60	(4.40) - (3.92)
Bond Division	2020	4,012	12.09 - 12.47	49,384	3.91	1.10 - 1.60	4.69 - 5.22
	2019	5,135	11.55 - 11.85	60,178	4.12	1.10 - 1.60	12.61 - 13.17
	2018	6,000	10.26 - 10.47	62,180	3.83	1.10 - 1.60	(6.53) - (6.06)
	2017	6,421	10.98 - 11.15	71,038	4.78	1.10 - 1.60	7.81 - 8.35

METROPOLITAN LIFE SEPARATE ACCOUNT E

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.  FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
TAP 1919 Variable Socially	2021	1,085	9.61	10,423	0.25	0.90	17.47
Responsive Balanced Division	2020	4,540	8.18	37,136	0.79	0.90	21.83
	2019	4,540	6.71	30,482	0.94	0.90	25.57
	2018	4,988	5.35	26,671	1.09	0.90	(1.83)
	2017	4,430	5.11 - 5.45	24,126	1.34	0.90 - 1.15	15.41 - 15.70

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying fund, series, or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund, series, or portfolio in which the Division invests. The investment income ratio is calculated as a weighted average ratio since the Division may invest in two or more share classes, within the underlying fund, series, or portfolio of the Trusts which may have unique investment income ratios.

2  These amounts represent annualized Contract expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract owner accounts through the redemption of units and expenses of the underlying fund, series, or portfolio have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, series, or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

Module
                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

              Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                           Page
                                                                          ------
Report of Independent Registered Public Accounting Firm (PCAOB ID 34)....      2
Financial Statements at December 31, 2021 and 2020 and for the Years
  Ended December 31, 2021, 2020 and 2019:

     Note 1 -- Business, Basis of Presentation and Summary of

     Note 4 -- Deferred Policy Acquisition Costs, Value of Business

Financial Statement Schedules at December 31, 2021 and 2020 and for
  the Years Ended December 31, 2021, 2020 and 2019:
  Schedule I -- Consolidated Summary of Investments -- Other Than

                                    MLIC-1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholder and the Board of Directors of Metropolitan Life Insurance
Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Metropolitan
Life Insurance Company and subsidiaries (the "Company") as of December 31, 2021 and 2020, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2021, and the related notes and the schedules listed in the
Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31,
2021, in conformity with accounting principles generally accepted in the United
States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management.
Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are
required to be independent with respect to the Company in accordance with the
U.S. federal securities laws and the applicable rules and regulations of the
Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and
(2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Fixed Maturity Securities Available-for-Sale -- Fair Value of Level 3 Fixed
Maturity Securities -- Refer to Notes 1, 7, and 9 to the financial statements

Critical Audit Matter Description

The Company has investments in certain fixed maturity securities classified as available-for-sale whose fair values are based on unobservable inputs that are supported by little or no market activity. When a price is not available in the active market, from an independent pricing service, or from independent broker quotations, management values the security using internal matrix pricing or discounted cash flow techniques. These investments are categorized as Level 3 and had an estimated fair value of $4.3 billion as of December 31, 2021.

                                    MLIC-2

Given management uses considerable judgment when estimating the fair value of
Level 3 fixed maturity securities determined using internal matrix pricing or discounted cash flow techniques, performing audit procedures to evaluate the estimate of fair value required a high degree of auditor judgment and an increased extent of effort. This audit effort included the use of professionals with specialized skills and knowledge, including our fair value specialists, to assist in performing procedures and evaluating the audit evidence obtained.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of Level 3 fixed maturity securities determined using internal matrix pricing or discounted cash flow techniques included, among others, the following:

    .  We tested the effectiveness of controls over the determination of fair value.

    .  We tested the accuracy and completeness of relevant security attributes, including credit ratings, maturity dates and coupon rates, used in the determination of Level 3 fair values.

    .  With the involvement of our fair value specialists, we developed independent fair value estimates for a sample of securities and compared our estimates to the Company's estimates and evaluated differences. We developed our estimate by evaluating the observable and unobservable inputs used by management or developing independent inputs.

    .  We evaluated management's ability to accurately estimate fair value by comparing management's historical estimates to subsequent transactions, taking into account changes in market conditions subsequent to
       December 31, 2021.

Insurance Liabilities -- Valuation of Future Policy Benefits for Long-Term Care
Insurance -- Refer to Notes 1 and 3 to the financial statements

Critical Audit Matter Description

The Company's products include long-term care insurance. Liabilities for amounts payable under long-term care insurance are recorded in future policy benefits in the Company's consolidated balance sheets. Such liabilities are established based on actuarial assumptions at the time policies are issued, which are intended to estimate the experience for the period the policy benefits are payable. Significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves, which are based on current assumptions. Management's estimate of future policy benefits for long-term care insurance was $14.4 billion as of December 31, 2021.

Management applies considerable judgment in evaluating actual experience to determine whether a change in assumptions for long-term care insurance is warranted. Principal assumptions used in the valuation of future policy benefits for long-term care insurance include morbidity, policy lapse, investment returns and mortality.

Given the inherent uncertainty in selecting assumptions, we have determined that management's evaluation of actual experience when estimating future policy benefits for long-term care insurance policies is a critical audit matter, which required a high degree of auditor judgment and an increased extent of effort when performing audit procedures to evaluate the judgments made and the reasonableness of the assumptions used in the valuation. The audit effort included the use of professionals with specialized skill and knowledge, including our actuarial specialists, to assist in performing these procedures and evaluating the audit evidence obtained from these procedures.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the assumptions used to determine the estimate of future policy benefits for long-term care insurance, included, among others, the following:

    .  We tested the effectiveness of the control over the assumptions used in the valuation of future policy benefits and the effectiveness of the controls over the underlying data.

    .  With the involvement of our actuarial specialists, we:

       .  evaluated judgments applied by management in setting principal assumptions, including evaluating the results of experience studies used as the basis for setting those assumptions.

                                    MLIC-3

       .  evaluated management's estimate of, or developed an independent estimate of future policy benefits, on a sample basis, and evaluated differences. This included confirming that assumptions were applied as intended.

       .  evaluated the results of the Company's annual premium deficiency tests.

Derivatives -- Valuation of Embedded Derivative Liabilities -- Refer to Notes
1, 3, 8, and 9 to the financial statements

Critical Audit Matter Description

The Company's products include variable annuity contracts with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit adjusted for withdrawals. The guarantees on variable annuity contracts are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Guarantees accounted for as embedded derivatives include the non-life contingent portion of guaranteed minimum withdrawal benefits and certain non-life contingent portions of guaranteed minimum income benefits, and are recorded in policyholder account balances on the Company's consolidated balance sheet. Embedded derivatives are measured at estimated fair value separately from the host variable annuity contract using actuarial and capital market assumptions that are updated annually. Management's estimate of embedded derivative liabilities was $1.5 billion as of December 31, 2021.

Management applies considerable judgment in selecting assumptions used to estimate embedded derivative liabilities and changes in market conditions or variations in certain assumptions could result in significant fluctuations in the estimate. Principal assumptions include mortality, lapse, dynamic lapse, withdrawal, utilization, and risk-free rates and implied volatilities. The valuation of the embedded derivative liabilities is also based on complex calculations which are data intensive.

Given the inherent uncertainty in selecting assumptions and the complexity of the calculations, we have determined that management's valuation of the embedded derivative liabilities is a critical audit matter which required a high degree of auditor judgment and an increased extent of effort when performing audit procedures to evaluate the judgments made and the reasonableness of the models and assumptions used in the valuation. The audit effort included the use of professionals with specialized skill and knowledge, including our valuation, modeling and actuarial specialists, to assist in performing these procedures and evaluating the audit evidence obtained from these procedures.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of embedded derivative liabilities included, among others, the following:

    .  We tested the effectiveness of controls over the assumptions, including controls over the underlying data used in the valuation of embedded derivative liabilities.

    .  We tested the effectiveness of controls over the methodologies and models used for determining the embedded derivative liabilities.

    .  With the involvement of our valuation, modeling and actuarial specialists, we:

       .  evaluated the methods, models, and judgments applied by management in the determination of principal assumptions and the calculation of the embedded derivative liabilities

       .  evaluated the results of underlying experience studies, capital market projections, and judgments applied by management in setting the assumptions

       .  developed an independent estimate of the embedded derivative liabilities, on a sample basis, and evaluated differences.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 7, 2022

We have served as the Company's auditor since at least 1968; however, an earlier year could not be reliably determined.

                                    MLIC-4

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2021 and 2020

                (In millions, except share and per share data)

                                                        2021          2020
                                                    ------------- -------------
 Assets
 Investments:
 Fixed maturity securities available-for-sale, at
  estimated fair value (amortized cost: $158,354
  and $156,423, respectively; allowance for credit
  loss of $53 and $51, respectively)...............  $    175,885  $    181,340
 Mortgage loans (net of allowance for credit loss
  of $536 and $517, respectively; includes $224
  and $199, respectively, relating to variable
  interest entities and $127 and $165,
  respectively, under the fair value option).......        60,219        66,405
 Policy loans......................................         5,816         5,973
 Real estate and real estate joint ventures
  (includes $1,094 and $1,435, respectively,
  relating to variable interest entities, $240 and
  $169, respectively, under the fair value option
  and $175 and $128, respectively, of real estate
  held-for-sale)...................................         7,873         7,478
 Other limited partnership interests...............         8,754         5,775
 Short-term investments, at estimated fair value...         4,866         2,623
 Other invested assets (includes $924 and $992,
  respectively, of leveraged and direct financing
  leases; $171 and $79, respectively, relating to
  variable interest entities and allowance for
  credit loss of $32 and $38, respectively)........        19,860        17,723
                                                    ------------- -------------
   Total investments...............................       283,273       287,317
 Cash and cash equivalents, principally at
  estimated fair value.............................         9,957        11,337
 Accrued investment income.........................         1,767         1,904
 Premiums, reinsurance and other receivables.......        20,505        21,478
 Deferred policy acquisition costs and value of
  business acquired................................         2,598         2,649
 Current income tax recoverable....................            80            --
 Other assets......................................         4,526         4,276
 Separate account assets...........................       123,851       128,646
                                                    ------------- -------------
   Total assets....................................  $    446,557  $    457,607
                                                    ============= =============
 Liabilities and Equity
 Liabilities
 Future policy benefits............................  $    132,274  $    133,921
 Policyholder account balances.....................        94,459        96,635
 Other policy-related balances.....................         8,094         7,430
 Policyholder dividends payable....................           312           397
 Policyholder dividend obligation..................         1,682         2,969
 Payables for collateral under securities loaned
  and other transactions...........................        24,866        23,122
 Short-term debt...................................           100           120
 Long-term debt....................................         1,659         1,619
 Current income tax payable........................            --           486
 Deferred income tax liability.....................         2,036         1,980
 Other liabilities.................................        23,796        25,424
 Separate account liabilities......................       123,851       128,646
                                                    ------------- -------------
   Total liabilities...............................       413,129       422,749
                                                    ------------- -------------
 Contingencies, Commitments and Guarantees (Note
  16)
 Equity
 Metropolitan Life Insurance Company stockholder's
  equity:
 Common stock, par value $0.01 per share;
  1,000,000,000 shares authorized; 494,466,664
  shares issued and outstanding....................             5             5
 Additional paid-in capital........................        12,464        12,460
 Retained earnings.................................        10,868        10,548
 Accumulated other comprehensive income (loss).....         9,917        11,662
                                                    ------------- -------------
   Total Metropolitan Life Insurance Company
    stockholder's equity...........................        33,254        34,675
 Noncontrolling interests..........................           174           183
                                                    ------------- -------------
   Total equity....................................        33,428        34,858
                                                    ------------- -------------
   Total liabilities and equity....................  $    446,557  $    457,607
                                                    ============= =============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-5

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                       2021          2020          2019
                                                   ------------  ------------  ------------
Revenues
Premiums..........................................  $    26,191   $    20,741   $    21,608
Universal life and investment-type product policy
 fees.............................................        2,062         1,996         2,037
Net investment income.............................       12,486        10,250        10,973
Other revenues....................................        1,616         1,661         1,573
Net investment gains (losses).....................          652           (73)          346
Net derivative gains (losses).....................         (964)          738          (288)
                                                   ------------  ------------  ------------
 Total revenues...................................       42,043        35,313        36,249
                                                   ------------  ------------  ------------
Expenses
Policyholder benefits and claims..................       29,423        23,074        24,051
Interest credited to policyholder account balances        2,027         2,247         2,624
Policyholder dividends............................          728           901         1,038
Other expenses....................................        5,617         5,013         4,976
                                                   ------------  ------------  ------------
 Total expenses...................................       37,795        31,235        32,689
                                                   ------------  ------------  ------------
 Income (loss) before provision for income tax....        4,248         4,078         3,560
Provision for income tax expense (benefit)........          530           534           148
                                                   ------------  ------------  ------------
 Net income (loss)................................        3,718         3,544         3,412
Less: Net income (loss) attributable to
 noncontrolling interests.........................            5            (6)           (6)
                                                   ------------  ------------  ------------
 Net income (loss) attributable to Metropolitan
   Life Insurance Company.........................  $     3,713   $     3,550   $     3,418
                                                   ============  ============  ============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-6

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                       2021         2020         2019
                                                   -----------  -----------  -----------
Net income (loss).................................  $    3,718   $    3,544   $    3,412
Other comprehensive income (loss):
Unrealized investment gains (losses), net of
 related offsets..................................      (2,462)       1,911        8,053
Unrealized gains (losses) on derivatives..........         111          216          279
Foreign currency translation adjustments..........           9           54          (32)
Defined benefit plans adjustment..................          82         (108)        (143)
                                                   -----------  -----------  -----------
 Other comprehensive income (loss), before income
   tax............................................      (2,260)       2,073        8,157
Income tax (expense) benefit related to items of
 other comprehensive income (loss)................         515         (436)      (1,711)
                                                   -----------  -----------  -----------
 Other comprehensive income (loss), net of income
   tax............................................      (1,745)       1,637        6,446
                                                   -----------  -----------  -----------
Comprehensive income (loss).......................       1,973        5,181        9,858
Less: Comprehensive income (loss) attributable to
 noncontrolling interest, net of income tax.......           5           (6)          (6)
                                                   -----------  -----------  -----------
 Comprehensive income (loss) attributable to
   Metropolitan Life Insurance Company............  $    1,968   $    5,187   $    9,864
                                                   ===========  ===========  ===========

       See accompanying notes to the consolidated financial statements.

                                    MLIC-7

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                                  Accumulated           Total
                                         Additional                  Other        Metropolitan Life
                                Common    Paid-in     Retained    Comprehensive   Insurance Company    Noncontrolling   Total
                                Stock     Capital     Earnings   Income (Loss)   Stockholder's Equity    Interests      Equity
                               -------- ----------- -----------  -------------- --------------------- --------------- ---------
Balance at December 31, 2018.. $      5 $    12,450 $     9,512    $    3,562      $       25,529        $     198    $  25,727
Cumulative effects of changes
 in accounting principles,
 net of income tax............                               78            17                  95                            95
Capital contributions from
 MetLife, Inc.................                    5                                             5                             5
Dividends to MetLife, Inc.....                           (3,065)                           (3,065)                       (3,065)
Change in equity of
 noncontrolling interests.....                                                                 --               (8)          (8)
Net income (loss).............                            3,418                             3,418               (6)       3,412
Other comprehensive income
 (loss), net of income tax....                                          6,446               6,446                         6,446
                               -------- ----------- -----------    ----------      --------------        ---------    ---------
Balance at December 31, 2019..        5      12,455       9,943        10,025              32,428              184       32,612
Cumulative effects of changes
 in accounting principles,
 net of income tax............                             (113)                             (113)                         (113)
Capital contributions from
 MetLife, Inc.................                    5                                             5                             5
Dividends to MetLife, Inc.....                           (2,832)                           (2,832)                       (2,832)
Change in equity of
 noncontrolling interests.....                                                                 --                5            5
Net income (loss).............                            3,550                             3,550               (6)       3,544
Other comprehensive income
 (loss), net of income tax....                                          1,637               1,637                         1,637
                               -------- ----------- -----------    ----------      --------------        ---------    ---------
Balance at December 31, 2020..        5      12,460      10,548        11,662              34,675              183       34,858
Capital contributions from
 MetLife, Inc.................                    4                                             4                             4
Dividends to MetLife, Inc.....                           (3,393)                           (3,393)                       (3,393)
Change in equity of
 noncontrolling interests.....                                                                 --              (14)         (14)
Net income (loss).............                            3,713                             3,713                5        3,718
Other comprehensive income
 (loss), net of income tax....                                         (1,745)             (1,745)                       (1,745)
                               -------- ----------- -----------    ----------      --------------        ---------    ---------
Balance at December 31, 2021.. $      5 $    12,464 $    10,868    $    9,917      $       33,254        $     174    $  33,428
                               ======== =========== ===========    ==========      ==============        =========    =========

       See accompanying notes to the consolidated financial statements.

                                    MLIC-8

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                       2021           2020           2019
                                                  -------------  -------------  -------------
Cash flows from operating activities
Net income (loss)................................ $       3,718  $       3,544  $       3,412
Adjustments to reconcile net income (loss) to
 net cash provided by (used in) operating
 activities:
 Depreciation and amortization expenses..........           136            125             99
 Amortization of premiums and accretion of
  discounts associated with investments, net.....          (656)          (651)          (823)
 (Gains) losses on investments and from sales of
  businesses, net................................          (652)            73           (346)
 (Gains) losses on derivatives, net..............         2,480           (299)           499
 (Income) loss from equity method investments,
  net of dividends or distributions..............        (1,873)           238            366
 Interest credited to policyholder account
  balances.......................................         1,988          2,213          2,624
 Universal life and investment-type product
  policy fees....................................        (1,070)        (1,130)        (2,037)
 Change in fair value option and trading
  securities.....................................          (125)          (171)          (151)
 Change in accrued investment income.............            69             72             45
 Change in premiums, reinsurance and other
  receivables....................................           752            826           (200)
 Change in deferred policy acquisition costs and
  value of business acquired, net................           194            355            197
 Change in income tax............................             5            104           (351)
 Change in other assets..........................          (308)            90            961
 Change in insurance-related liabilities and
  policy-related balances........................          (957)        (1,256)         1,571
 Change in other liabilities.....................          (370)        (1,372)           277
 Other, net......................................           (74)           176             (1)
                                                  -------------  -------------  -------------
  Net cash provided by (used in) operating
    activities...................................         3,257          2,937          6,142
                                                  -------------  -------------  -------------
Cash flows from investing activities
Sales, maturities and repayments of:
 Fixed maturity securities available-for-sale....        51,010         46,700         49,464
 Equity securities...............................           565            310            183
 Mortgage loans..................................        16,790          9,963         11,482
 Real estate and real estate joint ventures......         1,329             81          1,101
 Other limited partnership interests.............           541            464            494
Purchases and originations of:
 Fixed maturity securities available-for-sale....       (52,513)       (48,561)       (48,421)
 Equity securities...............................           (48)          (106)           (49)
 Mortgage loans..................................       (10,502)       (10,931)       (13,458)
 Real estate and real estate joint ventures......        (1,042)          (768)        (1,443)
 Other limited partnership interests.............        (1,896)        (1,071)          (971)
Cash received in connection with freestanding
 derivatives.....................................         1,720          3,823          1,759
Cash paid in connection with freestanding
 derivatives.....................................        (5,181)        (2,886)        (1,957)
Cash received from the redemption of an
 investment in affiliated preferred stock........           315             --             --
Receipts on loans to affiliates..................            87            251             --
Purchases of loans to affiliates.................           (15)            --             --
Net change in policy loans.......................           157            127            (39)
Net change in short-term investments.............        (2,295)          (714)          (377)
Net change in other invested assets..............            74             44             (8)
Net change in property, equipment and leasehold
 improvements....................................            15             18             60
Other, net.......................................            14             21             (4)
                                                  -------------  -------------  -------------
 Net cash provided by (used in) investing
  activities..................................... $        (875) $      (3,235) $      (2,184)
                                                  -------------  -------------  -------------

       See accompanying notes to the consolidated financial statements.

                                    MLIC-9

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (continued)
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                       2021          2020           2019
                                                  -------------  ------------  -------------
Cash flows from financing activities
Policyholder account balances:
  Deposits....................................... $      78,129  $     77,446  $      74,049
  Withdrawals....................................       (80,378)      (74,655)       (74,571)
Net change in payables for collateral under
 securities loaned and other transactions........         1,744         2,757          1,893
Long-term debt issued............................            35           128             --
Long-term debt repaid............................           (26)          (97)           (28)
Financing element on certain derivative
 instruments and other derivative related
 transactions, net...............................           173           (40)          (175)
Dividends paid to MetLife, Inc...................        (3,393)       (2,832)        (3,065)
Other, net.......................................           (42)           (3)           (19)
                                                  -------------  ------------  -------------
  Net cash provided by (used in) financing
   activities....................................        (3,758)        2,704         (1,916)
                                                  -------------  ------------  -------------
Effect of change in foreign currency exchange
 rates on cash and cash equivalents balances.....            (4)            4              3
                                                  -------------  ------------  -------------
  Change in cash and cash equivalents............        (1,380)        2,410          2,045
Cash and cash equivalents, beginning of year.....        11,337         8,927          6,882
                                                  -------------  ------------  -------------
  Cash and cash equivalents, end of year......... $       9,957  $     11,337  $       8,927
                                                  =============  ============  =============
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest......................................... $          95  $         99  $         104
                                                  =============  ============  =============
Income tax....................................... $         388  $         45  $         552
                                                  =============  ============  =============
Non-cash transactions:
Capital contributions from MetLife, Inc.......... $           4  $          5  $           5
                                                  =============  ============  =============
Real estate and real estate joint ventures
 acquired in satisfaction of debt................ $         174  $         10  $          32
                                                  =============  ============  =============
Increase in equity securities due to in-kind
 distributions received from other limited
 partnership interests........................... $         337  $        100  $          41
                                                  =============  ============  =============
Increase in other invested assets in connection
 with affiliated reinsurance transactions........ $       3,140  $         --  $          --
                                                  =============  ============  =============
Operating lease liability associated with the
 recognition of right-of-use assets.............. $           4  $         --  $         152
                                                  =============  ============  =============
Transfer of fixed maturity securities
 available-for-sale to an affiliate.............. $          --  $        296  $          --
                                                  =============  ============  =============
Transfer of mortgage loans to an affiliate....... $          --  $         84  $          --
                                                  =============  ============  =============
Transfer of real estate from an affiliate........ $          --  $        380  $          --
                                                  =============  ============  =============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-10

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively,
"MLIC" or the "Company") is a provider of insurance, annuities, employee benefits and asset management and is organized into two segments: U.S. and
MetLife Holdings. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, "MetLife").

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain, including uncertainties associated with the COVID-19 pandemic. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Consolidation

    The accompanying consolidated financial statements include the accounts of
  Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has a controlling financial interest, and variable interest entities ("VIEs") for which the
  Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

    Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  Separate Accounts

    Separate accounts are established in conformity with insurance laws.
  Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

  .   such separate accounts are legally recognized;

  .   assets supporting the contract liabilities are legally insulated from the
      Company's general account liabilities;

  .   investment objectives are directed by the contractholder; and

  .   all investment performance, net of contract fees and assessments, is passed through to the contractholder.

    The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

    The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

                                    MLIC-11

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

---------------------------------------------------------------------------------------------
Accounting Policy                                                                        Note
---------------------------------------------------------------------------------------------
Insurance                                                                               3
---------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles     4
---------------------------------------------------------------------------------------------
Reinsurance                                                                             5
---------------------------------------------------------------------------------------------
Investments                                                                             7
---------------------------------------------------------------------------------------------
Derivatives                                                                             8
---------------------------------------------------------------------------------------------
Fair Value                                                                              9
---------------------------------------------------------------------------------------------
Employee Benefit Plans                                                                  14
---------------------------------------------------------------------------------------------
Income Tax                                                                              15
---------------------------------------------------------------------------------------------
Litigation Contingencies                                                                16
---------------------------------------------------------------------------------------------

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards.
   Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are
   "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

     Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.

     Liabilities for universal and variable life policies with secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the S&P Global Ratings ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

                                    MLIC-12

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

     The Company issues directly and assumes through reinsurance variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit adjusted for withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid.
   Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of a specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or
   (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

     Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs"), elective annuitizations of guaranteed minimum income benefits ("GMIBs"), and the life contingent portion of GMIBs that require annuitization when the account balance goes to zero.

     Guarantees accounted for as embedded derivatives in policyholder account balances include guaranteed minimum accumulation benefits ("GMABs"), the non-life contingent portion of GMWBs and certain non-life contingent portions of GMIBs. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

   Other Policy-Related Balances

     Other policy-related balances include policy and contract claims, premiums received in advance, unearned revenue liabilities, obligations assumed under structured settlement assignments, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported ("IBNR") death, disability, and dental claims. In addition, included in other policy-related balances are claims which have been reported but not yet settled for death, disability and dental. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of
   IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance. These amounts are then recognized in premiums when due.

     The unearned revenue liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

   Recognition of Insurance Revenues and Deposits

     Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders.
   Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

                                    MLIC-13

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Premiums related to short-duration non-medical health, disability and accident & health contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

     All revenues and expenses are presented net of reinsurance, as applicable.

  Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles

    The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

  .   incremental direct costs of contract acquisition, such as commissions;

  .   the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

  .   other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

    All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

    Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections.

    DAC and VOBA are amortized as follows:

 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 ------------------------------------------------------------------------------
 . Nonparticipating and                   Actual and expected future gross
   non-dividend-paying traditional        premiums
   contracts:
  .  Term insurance
  .  Nonparticipating whole life
     insurance
  .  Traditional group life insurance
  .  Non-medical health insurance
 ------------------------------------------------------------------------------
 . Participating, dividend-paying         Actual and expected future gross
   traditional contracts                  margins
 ------------------------------------------------------------------------------
 . Fixed and variable universal life      Actual and expected future gross
   contracts                              profits
 . Fixed and variable deferred annuity
   contracts
 ------------------------------------------------------------------------------

    See Note 4 for additional information on DAC and VOBA amortization.
  Amortization of DAC and VOBA is included in other expenses.

    The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.

    The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company

                                    MLIC-14

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements ("DSI") to determine the recoverability of the asset.

    Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over the assets' useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the
  Company reviews VODA and VOCRA to determine whether the asset is impaired.

  Reinsurance

    For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

    For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

    For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Ceded
  (assumed) unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

    Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated
  net of allowances for uncollectible reinsurance, consistent with credit loss guidance which requires recording an allowance for credit loss ("ACL").

    The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The
  Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.
  See "-- Investments -- Other Invested Assets" for information on funds withheld assets.

                                    MLIC-15

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

    Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses). Certain assumed GMWBs, GMABs and GMIBs are also accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains
  (losses).

    If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Investments

   Net Investment Income

     Net investment income includes primarily interest income, including amortization of premium and accretion of discount, prepayment fees, dividend income, rental income and equity method income and is net of related investment expenses. Net investment income also includes, to a lesser extent, (i) realized gains (losses) on investments sold or disposed and
   (ii) unrealized gains (losses) recognized in earnings, representing changes in estimated fair value, primarily for fair value option ("FVO") securities
   ("FVO Securities").

   Net Investment Gains (Losses)

     Net investment gains (losses) include primarily (i) realized gains
   (losses) from sales and disposals of investments, which are determined by specific identification, (ii) intent-to-sell impairment losses on fixed maturity securities available-for-sale ("AFS") and impairment losses on all other asset classes, and to a lesser extent, (iii) recognized gains
   (losses). Recognized gains (losses) are primarily comprised of the change in the ACL and unrealized gains (losses) for certain investments for which changes in estimated fair value are recognized in earnings. Changes in the
   ACL includes both (i) provisions for credit loss on fixed maturity securities AFS, mortgage loans and leveraged and direct financing leases and
   (ii) subsequent changes in the ACL. Unrealized gains (losses), representing changes in estimated fair value recognized in earnings, primarily relate to equity securities and certain other limited partnership interests and real estate joint ventures.

     Net investment gains (losses) also include non-investment portfolio gains
   (losses) which do not relate to the performance of the investment portfolio, including gains (losses) from sales and divestitures of businesses and impairment of property, equipment, leasehold improvements and right-of-use
   ("ROU") lease assets.

   Accrued Investment Income

     Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities and mortgage loans.

   Fixed Maturity Securities

     The majority of the Company's fixed maturity securities are classified as
   AFS and are reported at their estimated fair value. Changes in the estimated fair value of these securities not recognized in earnings representing unrecognized unrealized investment gains (losses) are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.

                                    MLIC-16

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 7 "-- Fixed Maturity
   Securities AFS -- Methodology for Amortization of Premium and Accretion of
   Discount on Structured Products." The amortization of premium and accretion of discount also take into consideration call and maturity dates. Generally, the accrual of income is ceased and accrued investment income that is considered uncollectible is recognized as a charge within net investment gains (losses) when securities are impaired.

     The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 7 "-- Fixed Maturity Securities
   AFS -- Evaluation of Fixed Maturity Securities AFS for Credit Loss."

     After adoption of credit loss guidance on January 1, 2020, for securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost, excluding accrued investment income, will not be recovered.
   When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized in earnings as a credit loss by establishing an ACL with a corresponding charge recorded in net investment gains (losses). However, the
   ACL is limited by the amount that the fair value is less than the amortized cost. This limitation is known as the "fair value floor." If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors ("noncredit loss") is recorded in OCI as an unrecognized loss.

     During the year ended December 31, 2019, prior to the adoption of credit loss guidance on January 1, 2020, the Company applied other than temporary impairment ("OTTI") guidance for securities in an unrealized loss position.
   An OTTI was recognized in earnings within net investment gains (losses) when it was anticipated that the amortized cost would not be recovered. When either: (i) the Company had the intent to sell the security, or (ii) it was more likely than not that the Company would be required to sell the security before recovery, the reduction of amortized cost and the OTTI recognized in earnings was the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions existed, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected was recognized as a reduction of amortized cost and an OTTI in earnings. If the estimated fair value was less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to noncredit loss was recorded in OCI as an unrecognized loss.

     The credit loss guidance adopted on January 1, 2020, replaced the model for purchased credit impaired ("PCI") fixed maturity securities AFS and financing receivables and requires the establishment of an ACL at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment and is not recognized in earnings.

   Mortgage Loans

     After adoption of credit loss guidance on January 1, 2020, the Company recognizes an ACL in earnings within net investment gains (losses) at time of purchase based on expected lifetime credit loss on financing receivables carried at amortized cost, including, but not limited to, mortgage loans and leveraged and direct financing leases, in an amount that represents the portion of the amortized cost basis of such financing receivables that the
   Company does not expect to collect, resulting in financing receivables being presented at the net amount expected to be collected.

     During the year ended December 31, 2019, prior to the adoption of credit loss guidance on January 1, 2020, the Company applied incurred loss guidance where credit loss was recognized in earnings within net investment gains
   (losses) when incurred (when it was probable, based on current information and events, that all amounts due under the loan agreement would not be collected).

                                    MLIC-17

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 7.

     Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of
   ACL. Interest income and prepayment fees are recognized when earned.
   Interest income is recognized using an effective yield method giving effect to amortization of premium and deferred expenses and accretion of discount and deferred fees.

     The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs of mortgage loan balances not considered collectible upon the realization of a credit loss, for commercial and agricultural mortgage loans typically through foreclosure or after a decision is made to sell a loan, and for residential mortgage loans, typically after considering the individual consumer's financial status. The charge-off is recorded in net investment gains (losses), net of amounts recognized in ACL. Cash recoveries on principal amounts previously charged-off are generally reported in net investment gains (losses).

     Also included in mortgage loans are residential mortgage loans for which the FVO was elected, and which are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.

     Mortgage loans that are designated as held-for-sale, are carried at the lower of amortized cost or estimated fair value.

   Policy Loans

     Policy loans are stated at unpaid principal balances. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

   Real Estate

     Real estate is stated at cost less accumulated depreciation. Depreciation is recognized on a straight-line basis, without any provision for salvage value, over the estimated useful life of the asset (typically up to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their estimated undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

     Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale and is not depreciated. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs.

   Real Estate Joint Ventures and Other Limited Partnership Interests

     The Company uses the equity method of accounting or the FVO for real estate joint ventures and other limited partnership interests ("investee")
   when it has more than a minor ownership interest or more than a minor influence over the investee's operations but does not hold a controlling financial interest, including when the Company is not deemed the primary beneficiary of a VIE. Under the equity method, the Company recognizes in earnings within net investment

                                    MLIC-18

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   income its share of the investee's earnings. Contributions paid by the
   Company increase carrying value and distributions received by the Company reduce carrying value. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

     The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee's operations at estimated fair value. Unrealized gains
   (losses), representing changes in estimated fair value of these investments, are recognized in earnings within net investment gains (losses). Due to the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting guidance.

     The Company consolidates real estate joint ventures and other limited partnership interests of which it holds a controlling financial interest, or it is deemed the primary beneficiary of a VIE. Assets of certain of these consolidated other limited partnership interests and real estate joint ventures are recorded at estimated fair value. Unrealized gains (losses)
   representing changes in estimated fair value are recognized in net investment income.

     The Company routinely evaluates its equity method investments for impairment. When it is determined an equity method investment has had a loss in value that is other than temporary, it is impaired. Such an impairment is charged to net investment gains (losses).

   Short-term Investments

     Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less
   ACL, which approximates estimated fair value.

   Other Invested Assets

      Other invested assets consist principally of the following:

   .  Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

   .  Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The
      Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.

   .  Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method.
      Otherwise, the investment is accounted for under the equity method. See
      Note 15.

   .  Affiliated investments include affiliated loans and affiliated preferred stock. Affiliated loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount. Affiliated preferred stock is stated at cost.
      Dividends are recognized in net investment income when declared.

   .  Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 3.

   .  FVO Securities are primarily investments in fixed maturity securities held-for-investment that are managed on a total return basis where the
      FVO has been elected, with changes in estimated fair value included in net investment income.

   .  Leveraged leases net investment is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL and is reported net of non-recourse debt. Income is recognized by applying

                                    MLIC-19

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

      the leveraged lease's estimated rate of return to the net investment in the lease in those periods in which the net investment at the beginning of the period is positive. Leveraged leases derive investment returns in part from their income tax benefit. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.

   .  Investments in Federal Home Loan Bank ("FHLB") common stock are carried at redemption value and are considered restricted investments until redeemed by the respective regional FHLBs. Dividends are recognized in net investment income when declared.

   .  Investment in an operating joint venture that engages in insurance underwriting activities is accounted for under the equity method.

   .  Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains
      (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.

   .  Direct financing leases net investment is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL. Income is determined by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.

   Securities Lending Transactions and Repurchase Agreements

     The Company accounts for securities lending transactions and repurchase agreements as financing arrangements and the associated liability is recorded at the amount of cash received. The securities loaned or sold under these agreements are included in invested assets. Income and expenses associated with securities lending transactions and repurchase agreements are recognized as investment income and investment expense, respectively, within net investment income.

   Securities Lending Transactions

     The Company enters into securities lending transactions, whereby securities are loaned to unaffiliated financial institutions. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.

   Repurchase Agreements

     The Company participates in short-term repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company sells securities and receives cash in an amount generally equal to 85% to
   100% of the estimated fair value of the securities sold at the inception of the transaction, with a simultaneous agreement to repurchase such securities at a future date or on demand in an amount equal to the cash initially received plus interest. The Company monitors the ratio of the cash held to the estimated fair value of the securities sold throughout the duration of the transaction and additional cash or securities are obtained as necessary.
   Securities sold under such transactions may be sold or re-pledged by the transferee.

  Derivatives

   Freestanding Derivatives

     Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

                                    MLIC-20

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative's carrying value in other invested assets or other liabilities.

      If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

Statement of Operations Presentation:  Derivative:
--------------------------------------------------------------------------------------------------------
Policyholder benefits and claims       Economic hedges of variable annuity guarantees included in future policy benefits
--------------------------------------------------------------------------------------------------------
Net investment income                  Economic hedges of equity method investments in joint ventures
                                       Economic hedges of FVO Securities which are linked to equity indices
--------------------------------------------------------------------------------------------------------

   Hedge Accounting

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

  .   Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability - in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.

  .   Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

     In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item.
   Provided the hedged forecasted transaction is still probable of occurring, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

                                    MLIC-21

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains
   (losses).

      In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   Embedded Derivatives

      The Company issues certain products, which include variable annuities, and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated.
   The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   .  the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

   .  the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

   .  a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

      Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent
   "excess" fees and are reported in universal life and investment-type product policy fees.

  Fair Value

    Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

    Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring significant management judgment are used to determine the estimated fair value of assets and liabilities.
  These unobservable inputs can be based on management's judgment, assumptions or estimation and may not be observable in market activity. Unobservable inputs are based on management's assumptions about the inputs market participants would use in pricing the assets.

  Employee Benefit Plans

    The Company sponsors a U.S. nonqualified defined benefit pension plan covering MetLife employees who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for the Company's defined benefit pension plan.

                                    MLIC-22

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

    The Company recognizes the funded status of its defined benefit pension plan, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation ("PBO") for pension benefits.

    Actuarial gains and losses result from differences between the plan's actual experience and the assumed experience on PBO during a particular period and are recorded in accumulated OCI ("AOCI"). To the extent such gains and losses exceed 10% of the PBO, the excess is amortized into net periodic benefit costs, generally over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees.

    Net periodic benefit costs are determined using management's estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, amortization of net actuarial (gains)
  losses, and amortization of prior service costs (credit).

    The Company sponsors a nonqualified defined contribution plan for all
  MetLife employees who qualify. This nonqualified defined contribution plan provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.

  Income Tax

    Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated
  U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses)
  are allocated to Metropolitan Life Insurance Company and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100%
  of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If Metropolitan Life
  Insurance Company or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by
  Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

    The Company's accounting for income taxes represents management's best estimate of various events and transactions.

    Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

    The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

  .   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

  .   the jurisdiction in which the deferred tax asset was generated;

  .   the length of time that carryforward can be utilized in the various taxing jurisdictions;

  .   future taxable income exclusive of reversing temporary differences and carryforwards;

                                    MLIC-23

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  .   future reversals of existing taxable temporary differences;

  .   taxable income in prior carryback years; and

  .   tax planning strategies.

    The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

    The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

    The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

    In December 2017, H.R. 1, commonly referred to as the Tax Cuts and Jobs Act of 2017 ("U.S. Tax Reform") was signed into law. See Note 15 for additional information on U.S. Tax Reform.

  Litigation Contingencies

    The Company is a defendant in a large number of litigation matters and is involved in a number of regulatory investigations. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in
  Note 16, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's consolidated financial statements.

  Other Accounting Policies

   Stock-Based Compensation

     The Company does not issue any awards payable in its common stock or options to purchase its common stock. MetLife, Inc. grants certain employees stock-based compensation awards under various plans subject to vesting conditions. In accordance with a services agreement with an affiliate, the
   Company bears a proportionate share of stock-based compensation expense. The
   Company's expense related to stock-based compensation included in other expenses was $59 million, $44 million and $57 million for the years ended
   December 31, 2021, 2020 and 2019, respectively.

   Cash and Cash Equivalents

     The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Property, Equipment and Leasehold Improvements

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to
   25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $852 million and $856 million at December 31,
   2021 and 2020, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $695 million and
   $657 million at December 31, 2021 and 2020, respectively.

                                    MLIC-24

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Leases

     The Company, as lessee, has entered into various lease and sublease agreements for office space and equipment. At contract inception, the
   Company determines that an arrangement contains a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. For contracts that contain a lease, the
   Company recognizes the ROU asset in other assets and the lease liability in other liabilities. The Company evaluates whether a ROU asset is impaired when events or changes in circumstances indicate that its carrying amount may not be recoverable. Leases with an initial term of 12 months or less are not recorded on the balance sheet and the associated lease costs are recorded as an expense on a straight-line basis over the lease term.

     ROU assets represent the Company's right to use an underlying asset for the lease term and lease liabilities represent the Company's obligation to make lease payments arising from the lease. ROU assets and lease liabilities are determined using the Company's incremental borrowing rate based upon information available at commencement date to recognize the present value of lease payments over the lease term. ROU assets also include lease payments and excludes lease incentives. Lease terms may include options to extend or terminate the lease and are included in the lease measurement when it is reasonably certain that the Company will exercise that option.

     The Company has lease agreements with lease and non-lease components. The
   Company does not separate lease and non-lease components and accounts for these items as a single lease component for all asset classes.

     The majority of the Company's leases and subleases are operating leases related to office space. The Company recognizes lease expense for operating leases on a straight-line basis over the lease term.

   Other Revenues

     Other revenues primarily include fees related to service contracts from customers for prepaid legal plans, administrative services-only contracts, and recordkeeping and related services. Substantially all of the revenue from the services is recognized over time as the applicable services are provided or are made available to the customers. The revenue recognized includes variable consideration to the extent it is probable that a significant reversal will not occur. In addition to the service fees, other revenues also include certain stable value fees and reinsurance ceded. These fees are recognized as earned.

   Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life
   Insurance Company's Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life
   Insurance Company.

   Foreign Currency

     Assets, liabilities and operations of foreign affiliates and subsidiaries are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to
   U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year.
   The resulting translation adjustments are charged or credited directly to
   OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

   Goodwill

     Goodwill represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually, or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The

                                    MLIC-25

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Company performs its annual goodwill impairment testing during the third quarter based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

     The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, an impairment charge would be recognized for the amount by which the carrying value exceeds the reporting unit's fair value; however, the loss recognized would not exceed the total amount of goodwill allocated to that reporting unit. Additionally, the Company will consider income tax effects from any tax deductible goodwill on the carrying value of the reporting unit when measuring the goodwill impairment loss, if applicable.

     On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

     For the 2021 annual goodwill impairment tests, the Company concluded that goodwill was not impaired. The goodwill balance was $86 million in the U.S.
   segment at both December 31, 2021 and 2020. The goodwill balance was $31 million in the MetLife Holdings segment at both December 31, 2021 and 2020.

Recent Accounting Pronouncements

  Changes to GAAP are established by the Financial Accounting Standards Board
("FASB") in the form of accounting standards update ("ASUs") to the FASB
Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of ASUs recently issued by the FASB and the impact of their adoption on the Company's consolidated financial statements.

  Adopted Accounting Pronouncements

    The table below describes the impacts of the ASUs adopted by the Company, effective January 1, 2021.

      Standard                      Description                  Effective Date and       Impact on Financial Statements
                                                                 Method of Adoption
-----------------------------------------------------------------------------------------------------------------------------
ASU 2020-04,          The guidance provides optional           Effective for contract  The guidance has reduced the
Reference Rate        expedients and exceptions for applying   modifications made      operational and financial impacts of
Reform (Topic 848):   GAAP to contracts, hedging               between March 12,       contract modifications that replace a
Facilitation of the   relationships and other transactions     2020 and                reference rate, such as London
Effects of Reference  affected by reference rate reform if     December 31, 2022.      Interbank Offered Rate ("LIBOR"),
Rate Reform on        certain criteria are met. The                                    affected by reference rate reform.
Financial Reporting;  expedients and exceptions provided by                            Contract modifications for invested
as clarified and      the amendments do not apply to contract                          assets and derivative instruments
amended by ASU        modifications made and hedging                                   have occurred during 2021 and are
2021-01, Reference    relationships entered into or evaluated                          expected to continue into 2022.
Rate Reform (Topic    after December 31, 2022, with certain                            Based on actions taken to date, the
848): Scope           exceptions. ASU 2021-01 amends the                               adoption of the guidance has not had
                      scope of the recent reference rate                               a material impact on the Company's
                      reform guidance. New optional                                    consolidated financial statements.
                      expedients allow derivative instruments                          The Company does not expect the
                      impacted by changes in the interest                              adoption of this guidance to have a
                      rate used for margining, discounting,                            material ongoing impact and will
                      or contract price alignment to qualify                           continue to evaluate the impacts of
                      for certain optional relief.                                     reference rate reform on contract
                                                                                       modifications and hedging
                                                                                       relationships through December 31,
                                                                                       2022.

                                    MLIC-26

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

      Standard                       Description                 Effective Date and      Impact on Financial Statements
                                                                 Method of Adoption
---------------------------------------------------------------------------------------------------------------------------
ASU 2019-12,           The guidance simplifies the accounting   January 1, 2021. The  The adoption of the guidance did not
Income Taxes (Topic    for income taxes by removing certain     Company adopted,      have a material impact on the
740): Simplifying the  exceptions to the tax accounting         using a prospective   Company's consolidated financial
Accounting for         guidance and providing clarification to  approach.             statements.
Income Taxes           other specific tax accounting guidance
                       to eliminate variations in practice.
                       Specifically, it removes the exceptions
                       related to the a) incremental approach
                       for intraperiod tax allocation when
                       there is a loss from continuing
                       operations and income or a gain from
                       other items, b) recognition of a
                       deferred tax liability when foreign
                       investment ownership changes from
                       equity method investment to
                       consolidated subsidiary and vice versa
                       and c) use of interim period tax
                       accounting for year-to-date losses that
                       exceed anticipated losses. The guidance
                       also simplifies the application of the
                       income tax guidance for franchise taxes
                       that are partially based on income and
                       the accounting for tax law changes
                       during interim periods, clarifies the
                       accounting for transactions that result
                       in a step-up in tax basis of goodwill,
                       provides for the option to elect
                       allocation of consolidated income taxes
                       to entities disregarded by taxing
                       authorities for their stand-alone
                       reporting, and requires that an entity
                       reflect the effect of an enacted change
                       in tax laws or rates in the annual
                       effective tax rate computation in the
                       interim period that includes the
                       enactment date.
---------------------------------------------------------------------------------------------------------------------------

Future Adoption of Accounting Pronouncements

  ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company's consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2021 that are currently being assessed and may or may not have a material impact on the Company's consolidated financial statements or disclosures are summarized in the table below.

     Standard                      Description                  Effective Date and        Impact on Financial Statements
                                                                Method of Adoption
-----------------------------------------------------------------------------------------------------------------------------
ASU 2018-12,         The guidance (i) prescribes the          January 1, 2023, to be   The Company's implementation
Financial Services-- discount rate to be used in measuring    applied retrospectively  efforts and the evaluation of the
Insurance (Topic     the liability for future policy          to January 1, 2021       impacts of the guidance continue to
944): Targeted       benefits for traditional and limited     (with early adoption     progress. Given the nature and extent
Improvements to the  payment long-duration contracts, and     permitted).              of the required changes to a
Accounting for Long- requires assumptions for those                                    significant portion of the Company's
Duration Contracts,  liability valuations to be updated                                operations, the adoption of this
as amended by ASU    after contract inception, (ii) requires                           guidance is expected to have a
2019-09, Financial   more market-based product guarantees on                           material impact on its financial
Services--Insurance  certain separate account and other                                position, results of operations, and
(Topic 944):         account balance long-duration contracts                           disclosures, as well as systems,
Effective Date, as   to be accounted for at fair value,                                processes, and controls.
amended by ASU       (iii) simplifies the amortization of                              The Company expects to adopt the
2020-11, Financial   DAC for virtually all long-duration                               guidance effective January 1, 2023.
Services--Insurance  contracts, and (iv) introduces certain                            The modified retrospective approach
(Topic 944):         financial statement presentation                                  will be used, except in regard to
Effective Date and   requirements, as well as significant                              market risk benefits where the
Early Application    additional quantitative and qualitative                           Company will use the full
                     disclosures. The amendments in ASU                                retrospective approach.
                     2019-09 defer the effective date of ASU                           The Company has created a
                     2018-12 to January 1, 2022 for all                                governance framework and is
                     entities, and the amendments in ASU                               managing a detailed implementation
                     2020-11 further defer the effective                               plan to support timely application of
                     date of ASU 2018-12 for an additional                             the guidance. The Company has
                     year to January 1, 2023 for all                                   made progress and continues to
                     entities.                                                         refine key accounting policy
                                                                                       decisions, technology solutions and
                                                                                       internal controls. These activities
                                                                                       include, but are not limited to,
                                                                                       modifications of actuarial valuation,
                                                                                       accounting and financial reporting
                                                                                       processes and systems including
                                                                                       internal controls.

                                    MLIC-27

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

      Standard                     Description                  Effective Date and          Impact on Financial Statements
                                                                Method of Adoption
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      The most significant transition impacts
                                                                                      are expected to be from: (i) the
                                                                                      requirement to account for variable
                                                                                      annuity guarantees as market risk
                                                                                      benefits measured at fair value, (except
                                                                                      for the changes in fair value already
                                                                                      recognized under an existing accounting
                                                                                      model) and (ii) adjustments to AOCI for
                                                                                      the change in the current discount rate
                                                                                      to be used in measuring the liability for
                                                                                      future policy benefits for traditional and
                                                                                      limited payment contracts and the
                                                                                      removal of shadow account balances
                                                                                      associated with long-duration products.
                                                                                      Based on factors such as: (i) the
                                                                                      measurement of market risk benefits at
                                                                                      fair value; and (ii) the difference
                                                                                      between the discount rate currently used
                                                                                      for measuring the liability for future
                                                                                      policy benefits for traditional and
                                                                                      limited payment contracts compared to
                                                                                      the observed upper medium grade
                                                                                      investment yield at the date of transition
                                                                                      for this guidance, the Company's
                                                                                      expected impact of adopting this
                                                                                      guidance is anticipated to result in a
                                                                                      reduction of total equity. The Company
                                                                                      continues to evaluate the impact of the
                                                                                      guidance on its consolidated financial
                                                                                      statements.
---------------------------------------------------------------------------------------------------------------------------------
ASU 2021-10,          The guidance requires entities to       Annual periods          The Company is currently evaluating the
Government            provide annual disclosures about        beginning January 1,    impact of the guidance on its annual
Assistance (Topic     transactions with a government that     2022, to be applied     disclosures to be included in its 2022
832): Disclosures by  are accounted for by applying a grant   prospectively (with     consolidated financial statements.
Business Entities     or contribution accounting model by     early adoption
about Government      analogy and can include tax credits     permitted).
Assistance            and other forms of government
                      assistance. Entities are required to
                      disclose information about (i) the
                      nature of the transactions and the
                      related accounting policy used to
                      account for the transactions; (ii) the
                      line items on the balance sheet and
                      income statement that are affected by
                      the transactions, including the
                      associated amounts; and (iii) the
                      significant terms and conditions of
                      the transactions, including
                      commitments and contingencies.
---------------------------------------------------------------------------------------------------------------------------------
ASU 2021-08,          The guidance indicates how to           January 1, 2023, to be  The Company is currently evaluating
Business              determine whether a contract liability  applied prospectively   the impact of the guidance on its
Combinations (Topic   is recognized by the acquirer in a      (with early adoption    consolidated financial statements.
805): Accounting for  business combination and provides       permitted).
Contract Assets and   specific guidance on how to recognize
Contract Liabilities  and measure acquired contract assets
from Contracts with   and contract liabilities from revenue
Customers             contracts in a business combination.

                                    MLIC-28

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information

  The Company is organized into two segments: U.S. and MetLife Holdings. In addition, the Company reports certain of its results of operations in
Corporate & Other.

U.S.

  The U.S. segment offers a broad range of protection products and services aimed at serving the financial needs of customers throughout their lives. These products are sold to corporations and their respective employees, other institutions and their respective members, as well as individuals. The U.S.
segment is organized into two businesses: Group Benefits and Retirement and
Income Solutions ("RIS").

 .   The Group Benefits business offers products such as term, variable and universal life insurance, dental, group and individual disability and accident & health insurance.

 .   The RIS business offers a broad range of life and annuity-based insurance and investment products, including stable value and pension risk transfer products, institutional income annuities, structured settlements, benefit funding solutions and capital markets investment products.

MetLife Holdings

  The MetLife Holdings segment consists of operations relating to products and businesses that the Company no longer actively markets. These include variable, universal, term and whole life insurance, variable, fixed and index-linked annuities, and long-term care insurance.

Corporate & Other

  Corporate & Other contains various start-up, developing and run-off businesses, including the Company's ancillary non-U.S. operations. Also included in Corporate & Other are: the excess capital, as well as certain charges and activities, not allocated to the segments (including enterprise-wide strategic initiative restructuring charges), interest expense related to the majority of the Company's outstanding debt, expenses associated with certain legal proceedings and income tax audit issues, and the elimination of intersegment amounts (which generally relate to affiliated reinsurance and intersegment loans, bearing interest rates commensurate with related borrowings).

Financial Measures and Segment Accounting Policies

  Adjusted earnings is used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also the Company's GAAP measure of segment performance and is reported below. Adjusted earnings should not be viewed as a substitute for net income (loss). The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax.

  The financial measures of adjusted revenues and adjusted expenses focus on the Company's primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP.
Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MLIC but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MLIC that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes net investment gains (losses) and net derivative gains (losses).

  The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:

 .   Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses)
     and net derivative gains (losses) and certain variable annuity GMIB fees
     ("GMIB fees"); and

 .   Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge

                                    MLIC-29

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

     accounting treatment, (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP and (iv) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in net investment gains (losses) under GAAP.

  The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:

 .   Policyholder benefits and claims and policyholder dividends excludes:
     (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses), (iii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments,
     (iv) benefits and hedging costs related to GMIBs ("GMIB costs") and
     (v) market value adjustments associated with surrenders or terminations of contracts ("Market value adjustments");

 .   Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment;

 .   Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB fees and GMIB costs and (iii) Market value adjustments;

 .   Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

 .   Other expenses excludes: (i) noncontrolling interests, (ii) acquisition, integration and other costs, and (iii) goodwill impairments.

  The tax impact of the adjustments mentioned above are calculated net of the
U.S. or foreign statutory tax rate, which could differ from the Company's effective tax rate. Additionally, the provision for income tax (expense)
benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

  Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended
December 31, 2021, 2020 and 2019 and at December 31, 2021 and 2020. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for adjusted earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

  Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife's and the Company's businesses.

  MetLife's economic capital model, coupled with considerations of local capital requirements, aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed.
These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon while applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife's management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards.

  Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the
Company's consolidated net investment income, net income (loss) or adjusted earnings.

  Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity.
Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

                                    MLIC-30

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                         MetLife      Corporate                                  Total
Year Ended December 31, 2021                 U.S.        Holdings      & Other        Total      Adjustments  Consolidated
---------------------------------------  ------------  ------------ ------------  ------------  ------------  ------------
                                                                           (In millions)
Revenues
Premiums................................  $    23,466   $     2,725  $        --   $    26,191   $        --   $    26,191
Universal life and investment-type
 product policy fees....................        1,101           881           --         1,982            80         2,062
Net investment income (1)...............        7,249         5,833          (17)       13,065          (579)       12,486
Other revenues..........................          861           243          512         1,616            --         1,616
Net investment gains (losses)...........           --            --           --            --           652           652
Net derivative gains (losses)...........           --            --           --            --          (964)         (964)
                                         ------------  ------------ ------------  ------------  ------------  ------------
 Total revenues.........................       32,677         9,682          495        42,854          (811)       42,043
                                         ------------  ------------ ------------  ------------  ------------  ------------
Expenses
Policyholder benefits and claims and
 policyholder dividends.................       24,504         5,281           --        29,785           366        30,151
Interest credited to policyholder
 account balances.......................        1,362           666            1         2,029            (2)        2,027
Capitalization of DAC...................          (59)            1           (6)          (64)           --           (64)
Amortization of DAC and VOBA............           56           171           --           227            32           259
Interest expense on debt................            6             5           85            96            --            96
Other expenses..........................        3,266           839        1,230         5,335            (9)        5,326
                                         ------------  ------------ ------------  ------------  ------------  ------------
 Total expenses.........................       29,135         6,963        1,310        37,408           387        37,795
                                         ------------  ------------ ------------  ------------  ------------  ------------
Provision for income tax expense
 (benefit)..............................          738           551         (518)          771          (241)          530
                                         ------------  ------------ ------------  ------------                ------------
 Adjusted earnings......................  $     2,804   $     2,168  $      (297)        4,675
                                         ============  ============ ============
Adjustments to:
Total revenues..........................                                                  (811)
Total expenses..........................                                                  (387)
Provision for income tax (expense)
 benefit................................                                                   241
                                                                                  ------------
 Net income (loss)......................                                           $     3,718                 $     3,718
                                                                                  ============                ============

                                                         MetLife      Corporate
At December 31, 2021                         U.S.        Holdings      & Other        Total
---------------------------------------  ------------- ------------- ------------ -------------
                                                             (In millions)
Total assets............................  $    256,381  $    161,614  $    28,562  $    446,557
Separate account assets.................  $     77,130  $     46,721  $        --  $    123,851
Separate account liabilities............  $     77,130  $     46,721  $        --  $    123,851

--------
(1) Net investment income from equity method investments represents 22% and 27%
    of segment net investment income for the U.S. and MetLife Holdings segments, respectively.

                                    MLIC-31

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                            MetLife       Corporate                                  Total
For the Year Ended December 31, 2020            U.S.        Holdings       & Other        Total      Adjustments  Consolidated
------------------------------------------- ------------  ------------  ------------  ------------  ------------  ------------
                                                                               (In millions)
Revenues
Premiums...................................  $    17,778   $     2,962   $         1   $    20,741   $        --   $    20,741
Universal life and investment-type product
 policy fees...............................        1,044           868            --         1,912            84         1,996
Net investment income (1)..................        6,348         4,616          (136)       10,828          (578)       10,250
Other revenues.............................          857           224           580         1,661            --         1,661
Net investment gains (losses)..............           --            --            --            --           (73)          (73)
Net derivative gains (losses)..............           --            --            --            --           738           738
                                            ------------  ------------  ------------  ------------  ------------  ------------
  Total revenues...........................       26,027         8,670           445        35,142           171        35,313
                                            ------------  ------------  ------------  ------------  ------------  ------------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................       17,821         5,669            --        23,490           485        23,975
Interest credited to policyholder account
 balances..................................        1,569           687            --         2,256            (9)        2,247
Capitalization of DAC......................          (49)           (2)           --           (51)           --           (51)
Amortization of DAC and VOBA...............           56           290            --           346            60           406
Interest expense on debt...................            7             6            86            99            --            99
Other expenses.............................        3,085           801           666         4,552             7         4,559
                                            ------------  ------------  ------------  ------------  ------------  ------------
  Total expenses...........................       22,489         7,451           752        30,692           543        31,235
                                            ------------  ------------  ------------  ------------  ------------  ------------
Provision for income tax expense
 (benefit).................................          752           236          (376)          612           (78)          534
                                            ------------  ------------  ------------  ------------                ------------
  Adjusted earnings........................  $     2,786   $       983   $        69         3,838
                                            ============  ============  ============
Adjustments to:
Total revenues.............................                                                    171
Total expenses.............................                                                   (543)
Provision for income tax (expense)
 benefit...................................                                                     78
                                                                                      ------------
  Net income (loss)........................                                            $     3,544                 $     3,544
                                                                                      ============                ============

                                                         MetLife      Corporate
At December 31, 2020                         U.S.        Holdings      & Other        Total
---------------------------------------  ------------- ------------- ------------ -------------
                                                             (In millions)
Total assets............................  $    262,478  $    164,956  $    30,173  $    457,607
Separate account assets.................  $     81,866  $     46,780  $        --  $    128,646
Separate account liabilities............  $     81,866  $     46,780  $        --  $    128,646

--------
(1) Net investment income from equity method investments represents 5% and 6%
    of segment net investment income for the U.S. and MetLife Holdings segments, respectively.

                                    MLIC-32

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                            MetLife      Corporate                                  Total
For the Year Ended December 31, 2019            U.S.        Holdings      & Other        Total      Adjustments  Consolidated
------------------------------------------- ------------  ------------ ------------  ------------  ------------  ------------
                                                                              (In millions)
Revenues
Premiums...................................  $    18,510   $     3,098  $        --   $    21,608   $        --   $    21,608
Universal life and investment-type product
 policy fees...............................        1,037           912           --         1,949            88         2,037
Net investment income (1)..................        6,647         4,688          (73)       11,262          (289)       10,973
Other revenues.............................          815           220          538         1,573            --         1,573
Net investment gains (losses)..............           --            --           --            --           346           346
Net derivative gains (losses)..............           --            --           --            --          (288)         (288)
                                            ------------  ------------ ------------  ------------  ------------  ------------
  Total revenues...........................       27,009         8,918          465        36,392          (143)       36,249
                                            ------------  ------------ ------------  ------------  ------------  ------------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................       18,963         5,920           --        24,883           206        25,089
Interest credited to policyholder account
 balances..................................        1,925           718           --         2,643           (19)        2,624
Capitalization of DAC......................          (53)           10           --           (43)           --           (43)
Amortization of DAC and VOBA...............           55           220           --           275           (36)          239
Interest expense on debt...................           10             8           87           105            --           105
Other expenses.............................        2,947           844          877         4,668             7         4,675
                                            ------------  ------------ ------------  ------------  ------------  ------------
  Total expenses...........................       23,847         7,720          964        32,531           158        32,689
                                            ------------  ------------ ------------  ------------  ------------  ------------
Provision for income tax expense
 (benefit).................................          656           232         (677)          211           (63)          148
                                            ------------  ------------ ------------  ------------                ------------
  Adjusted earnings........................  $     2,506   $       966  $       178         3,650
                                            ============  ============ ============
Adjustments to:
Total revenues.............................                                                  (143)
Total expenses.............................                                                  (158)
Provision for income tax (expense)
 benefit...................................                                                    63
                                                                                     ------------
  Net income (loss)........................                                           $     3,412                 $     3,412
                                                                                     ============                ============

--------
(1) Net investment income from equity method investments represents 5% of segment net investment income for both the U.S. and MetLife Holdings segments.

   The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                                     Years Ended December 31,
                                              --------------------------------------
                                                  2021         2020         2019
                                              ------------ ------------ ------------
                                                          (In millions)
Life insurance...............................  $    15,432  $    14,018  $    13,413
Accident & health insurance..................        9,493        8,650        8,556
Annuities....................................        4,541        1,352        2,917
Other........................................          403          378          332
                                              ------------ ------------ ------------
 Total.......................................  $    29,869  $    24,398  $    25,218
                                              ============ ============ ============

  Substantially all of the Company's consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

  Revenues derived from one U.S. segment customer were $3.9 billion, $3.3 billion and $3.0 billion for the years ended December 31, 2021, 2020 and 2019, respectively, which represented 13%, 14% and 12% of the consolidated premiums, universal life and investment-type product policy fees and other revenues, respectively. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2021, 2020 and 2019.

                                    MLIC-33

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance

Insurance Liabilities

   Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, policyholder account balances and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                           December 31,
                                         -----------------
                                           2021     2020
                                         -------- --------
                                           (In millions)
                      U.S............... $145,463 $147,557
                      MetLife Holdings..   88,991   90,259
                      Corporate & Other.      373      170
                                         -------- --------
                        Total........... $234,827 $237,986
                                         ======== ========

  See Note 5 for discussion of affiliated reinsurance liabilities included in the table above.

  Future policy benefits are measured as follows:

      --------------------------------------------------------------------
      Product Type:                 Measurement Assumptions:
      --------------------------------------------------------------------
      Participating life            Aggregate of (i) net level premium
                                    reserves for death and endowment
                                    policy benefits (calculated based
                                    upon the non-forfeiture interest
                                    rate, ranging from 3% to 7%, and
                                    mortality rates guaranteed in
                                    calculating the cash surrender values
                                    described in such contracts); and
                                    (ii) the liability for terminal
                                    dividends.
      --------------------------------------------------------------------
      Nonparticipating life         Aggregate of the present value of
                                    future expected benefit payments and
                                    related expenses less the present
                                    value of future expected net
                                    premiums. Assumptions as to mortality
                                    and persistency are based upon the
                                    Company's experience when the basis
                                    of the liability is established.
                                    Interest rate assumptions for the
                                    aggregate future policy benefit
                                    liabilities range from 2% to 11%.
      --------------------------------------------------------------------
      Individual and group          Present value of future expected
      traditional fixed annuities   payments. Interest rate assumptions
      after annuitization           used in establishing such liabilities
                                    range from 1% to 11%.
      --------------------------------------------------------------------
      Non-medical health insurance  The net level premium method and assumptions as to future morbidity,
                                    withdrawals and interest, which
                                    provide a margin for adverse
                                    deviation. Interest rate assumptions
                                    used in establishing such liabilities
                                    range from 1% to 7%.
      --------------------------------------------------------------------
      Disabled lives                Present value of benefits method and
                                    experience assumptions as to claim
                                    terminations, expenses and interest.
                                    Interest rate assumptions used in
                                    establishing such liabilities range
                                    from 2% to 8%.
      --------------------------------------------------------------------

  Participating business represented 3% of the Company's life insurance in-force at both December 31, 2021 and 2020. Participating policies represented
14%, 17% and 19% of gross traditional life insurance premiums for the years ended December 31, 2021, 2020 and 2019, respectively.

  Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from less than 1% to 8%, less expenses, mortality charges and withdrawals.

                                    MLIC-34

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

Guarantees

   The Company issues directly and assumes through reinsurance variable annuity products with guaranteed minimum benefits. GMABs, the non-life contingent portion of GMWBs and certain non-life contingent portions of GMIBs are accounted for as embedded derivatives in policyholder account balances and are further discussed in Note 8. Guarantees accounted for as insurance liabilities include:

----------------------------------------------------------------------------------------------------
Guarantee:                                      Measurement Assumptions:
----------------------------------------------------------------------------------------------------
GMDBs  . A return of purchase payment upon    . Present value of expected death benefits in excess
          death even if the account value is     of the projected account balance recognizing the
          reduced to zero.                       excess ratably over the accumulation period
                                                 based on the present value of total expected
                                                 assessments.

       . An enhanced death benefit may be     . Assumptions are consistent with those used for
          available for an additional fee.       amortizing DAC, and are thus subject to the
                                                 same variability and risk.

                                              .  Investment performance and volatility assumptions
                                                 are consistent with the historical experience of
                                                 the appropriate underlying equity index, such as
                                                 the S&P 500 Index.

                                              . Benefit assumptions are based on the average
                                                 benefits payable over a range of scenarios.
----------------------------------------------------------------------------------------------------
GMIBs  . After a specified period of time     . Present value of expected income benefits in excess
          determined at the time of issuance     of the projected account balance at any future
          of the variable annuity contract,      date of annuitization and recognizing the excess
          a minimum accumulation of purchase     ratably over the accumulation period based on
          payments, even if the account          present value of total expected assessments.
          value is reduced to zero, that can
          be annuitized to receive a monthly
          income stream that is not less
          than a specified amount.

       . Certain contracts also provide for   . Assumptions are consistent with those used for
          a guaranteed lump sum return of        estimating GMDB liabilities.
          purchase premium in lieu of the
          annuitization benefit.

                                              . Calculation incorporates an assumption for the
                                                 percentage of the potential annuitizations that
                                                 may be elected by the contractholder.
----------------------------------------------------------------------------------------------------
GMWBs. . A return of purchase payment via     . Expected value of the life contingent payments and
          partial withdrawals, even if the       expected assessments using assumptions
          account value is reduced to zero,      consistent with those used for estimating the
          provided that cumulative               GMDB liabilities.
          withdrawals in a contract year do
          not exceed a certain limit.

       . Certain contracts include
          guaranteed withdrawals that are
          life contingent.
----------------------------------------------------------------------------------------------------

  The Company also issues other annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                                    MLIC-35

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                               Universal and Variable
                                    Annuity Contracts              Life Contracts
                              ----------------------------  ----------------------------
                                GMDBs and                     Secondary       Paid-Up
                                  GMWBs          GMIBs        Guarantees     Guarantees       Total
                              -------------  -------------  -------------  -------------  -------------
                                                            (In millions)
Direct:
Balance at January 1, 2019...  $        317   $        738   $        820   $        114   $      1,989
Incurred guaranteed benefits.            57             19            255             52            383
Paid guaranteed benefits.....           (13)            --             --             --            (13)
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2019.           361            757          1,075            166          2,359
Incurred guaranteed benefits.           144            206            320            (12)           658
Paid guaranteed benefits.....           (12)            (4)           (44)           (14)           (74)
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2020.           493            959          1,351            140          2,943
Incurred guaranteed benefits.           123             82            164             16            385
Paid guaranteed benefits.....           (14)            (7)           (52)           (15)           (88)
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2021.  $        602   $      1,034   $      1,463   $        141   $      3,240
                              =============  =============  =============  =============  =============
Ceded:
Balance at January 1, 2019...  $         --   $         --   $        301   $         80   $        381
Incurred guaranteed benefits.            --             --             95             15            110
Paid guaranteed benefits.....            --             --             --             --             --
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2019.            --             --            396             95            491
Incurred guaranteed benefits.            --             --             93             13            106
Paid guaranteed benefits.....            --             --            (20)            (9)           (29)
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2020.            --             --            469             99            568
Incurred guaranteed benefits.            --             --             63             10             73
Paid guaranteed benefits.....            --             --            (32)           (10)           (42)
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2021.  $         --   $         --   $        500   $         99   $        599
                              =============  =============  =============  =============  =============
Net:
Balance at January 1, 2019...  $        317   $        738   $        519   $         34   $      1,608
Incurred guaranteed benefits.            57             19            160             37            273
Paid guaranteed benefits.....           (13)            --             --             --            (13)
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2019.           361            757            679             71          1,868
Incurred guaranteed benefits.           144            206            227            (25)           552
Paid guaranteed benefits.....           (12)            (4)           (24)            (5)           (45)
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2020.           493            959            882             41          2,375
Incurred guaranteed benefits.           123             82            101              6            312
Paid guaranteed benefits.....           (14)            (7)           (20)            (5)           (46)
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2021.  $        602   $      1,034   $        963   $         42   $      2,641
                              =============  =============  =============  =============  =============

                                    MLIC-36

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                                        December 31,
                                         -----------------------------------------------------------------------
                                                         2021                                  2020
                                         ---------------------------------     ---------------------------------
                                              In the               At               In the               At
                                           Event of Death      Annuitization     Event of Death      Annuitization
                                         ----------------   ---------------    ----------------   ---------------
                                                                    (Dollars in millions)
Annuity Contracts:
Variable Annuity Guarantees:
  Total account value (1), (2)..........  $      48,868      $      20,140      $      50,047      $      21,229
  Separate account value (1)............  $      39,882      $      19,347      $      40,583      $      20,368
  Net amount at risk....................  $       1,160 (3)  $         461 (4)  $       1,178 (3)  $         552 (4)
Average attained age of contractholders.       69 years           66 years           68 years           67 years
Other Annuity Guarantees:
  Total account value (1), (2)..........            N/A      $         135                N/A      $         142
  Net amount at risk....................            N/A      $          70 (5)            N/A      $          74 (5)
Average attained age of contractholders.            N/A           55 years                N/A           55 years

                                                                        December 31,
                                         -----------------------------------------------------------------------
                                                         2021                                  2020
                                         ---------------------------------     ---------------------------------
                                            Secondary            Paid-Up          Secondary            Paid-Up
                                             Guarantees         Guarantees         Guarantees        Guarantees
                                         ----------------   ---------------    ----------------   ---------------
                                                                    (Dollars in millions)
Universal and Variable Life Contracts:
  Total account value (1), (2)..........  $       5,935      $         826      $       5,607      $         861
  Net amount at risk (6)................  $      37,482      $       5,181      $      39,134      $       5,525
Average attained age of policyholders...       59 years           65 years           58 years           65 years

--------
(1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2) Includes the contractholder's investments in the general account and separate account, if applicable.

(3) Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(4) Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

(5) Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

(6) Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

                                    MLIC-37

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

Guarantees -- Separate Accounts

  Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                  -----------------------------
                                       2021           2020
                                  -------------- --------------
                                          (In millions)
                 Fund Groupings:
                 Equity..........  $      24,519  $      23,891
                 Balanced........         16,228         16,992
                 Bond............          2,874          3,052
                 Money Market....             41             52
                                  -------------- --------------
                   Total.........  $      43,662  $      43,987
                                  ============== ==============

Obligations Assumed Under Structured Settlement Assignments

  The Company assumed structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the future periodic claims to be provided and reported as other policy-related balances.
The Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchased annuities to fund these future periodic payment claim obligations and designates payments to be made directly to the claimant by the annuity writer. These annuities funding structured settlement claims are recorded as an investment. The Company has recorded unpaid claim obligations and annuity contracts of equal amounts of $1.3 billion at both December 31, 2021 and 2020. See Note 1.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain unconsolidated special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. For the years ended December 31, 2021, 2020 and 2019, the Company issued $39.5 billion, $39.3 billion and $37.3 billion, respectively, and repaid $41.2 billion, $36.7 billion and $36.4 billion, respectively, of such funding agreements. At December 31, 2021 and 2020, liabilities for funding agreements outstanding, which are included in policyholder account balances, were $37.2 billion and $38.8 billion, respectively.

  Metropolitan Life Insurance Company is a member of the FHLB of New York.
Holdings of common stock of the FHLB of New York, included in other invested assets, were $718 million and $765 million at December 31, 2021 and 2020, respectively.

   The Company has also entered into funding agreements with the FHLB of New
York and a subsidiary of the Federal Agricultural Mortgage Corporation, a
federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in policyholder account balances.
Information related to such funding agreements was as follows at:

                              Liability                    Collateral
                      ------------------------- -----------------------------
                                             December 31,
                      -------------------------------------------------------
                          2021         2020           2021             2020
                      ------------ ------------ ------------     ------------
                                             (In millions)
FHLB of New York (1). $     14,745 $     15,245 $     16,645 (2) $     17,258 (2)
Farmer Mac (3)....... $      2,050 $      2,375 $      2,159     $      2,450
--------
(1) Represents funding agreements issued to the FHLB of New York in exchange for cash and for which the FHLB of New York has been granted a lien on certain assets, some of which are in the custody of the FHLB of New York, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under such funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB of
    New York as long as

                                    MLIC-38

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

    there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB of New York's recovery on the collateral is limited to the amount of the Company's liability to the FHLB of New York.

(2) Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3) Represents funding agreements issued to a subsidiary of Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

Liabilities for Unpaid Claims and Claim Expenses

  The following is information about incurred and paid claims development by segment at December 31, 2021. Such amounts are presented net of reinsurance, and are not discounted. The tables present claims development and cumulative claim payments by incurral year. The development tables are only presented for significant short-duration product liabilities within each segment. The information about incurred and paid claims development prior to 2021 is presented as supplementary information.

  U.S.

   Group Life - Term

                 Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance             At December 31, 2021
         ------------------------------------------------------------------------------------------  ---------------------------
                                      For the Years Ended December 31,
         ------------------------------------------------------------------------------------------     Total IBNR
                                           (Unaudited)                                               Liabilities Plus
         --------------------------------------------------------------------------------                Expected     Cumulative
                                                                                                      Development on  Number of
Incurral                                                                                                 Reported      Reported
  Year     2012     2013     2014     2015     2016     2017     2018     2019     2020      2021         Claims        Claims
-------- -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------  ---------------- ----------
                                                          (Dollars in millions)
  2012.. $  6,503 $  6,579 $  6,569 $  6,546 $  6,568 $  6,569 $  6,569 $  6,572 $  6,574  $  6,575       $    1       210,236
  2013..             6,637    6,713    6,719    6,720    6,730    6,720    6,723    6,724     6,726            2       212,892
  2014..                      6,986    6,919    6,913    6,910    6,914    6,919    6,920     6,918            1       215,694
  2015..                               7,040    7,015    7,014    7,021    7,024    7,025     7,026            2       218,188
  2016..                                        7,125    7,085    7,095    7,104    7,105     7,104            3       219,581
  2017..                                                 7,432    7,418    7,425    7,427     7,428            6       260,807
  2018..                                                          7,757    7,655    7,646     7,650           10       246,519
  2019..                                                                   7,935    7,900     7,907           13       246,245
  2020..                                                                            8,913     9,367           27       281,696
  2021..                                                                                     10,555        1,029       221,955
                                                                                          ---------
 Total..................................................................................     77,256
Cumulative paid claims and paid allocated claim adjustment expenses, net of
 reinsurance.............................................................................   (74,255)
All outstanding liabilities for incurral years prior to 2012, net of reinsurance.........        21
                                                                                          ---------
 Total unpaid claims and claim adjustment expenses, net of reinsurance..................   $  3,022
                                                                                          =========

                 Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
               -------------------------------------------------------------------------------------------
                                            For the Years Ended December 31,
               -------------------------------------------------------------------------------------------
                                                 (Unaudited)
               --------------------------------------------------------------------------------
Incurral Year    2012     2013     2014     2015     2016     2017     2018     2019     2020      2021
-------------  -------- -------- -------- -------- -------- -------- -------- -------- -------- ----------
                                                      (In millions)
    2012...... $  5,132 $  6,472 $  6,518 $  6,532 $  6,558 $  6,565 $  6,566 $  6,569 $  6,572  $   6,572
    2013......             5,216    6,614    6,664    6,678    6,711    6,715    6,720    6,721      6,723
    2014......                      5,428    6,809    6,858    6,869    6,902    6,912    6,915      6,916
    2015......                               5,524    6,913    6,958    6,974    7,008    7,018      7,022
    2016......                                        5,582    6,980    7,034    7,053    7,086      7,096
    2017......                                                 5,761    7,292    7,355    7,374      7,400
    2018......                                                          6,008    7,521    7,578      7,595
    2019......                                                                   6,178    7,756      7,820
    2020......                                                                            6,862      9,103
    2021......                                                                                       8,008
                                                                                                ----------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance   $  74,255
                                                                                                ==========

                                    MLIC-39

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration at December 31, 2021:

                          Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                          -----------------------------------------------------------------------------
       Years.............   1         2       3       4       5       6       7      8      9     10
       Group Life - Term. 77.5%     20.5%    0.7%    0.2%    0.4%    0.1%    --%    --%    --%    --%

   Group Long-Term Disability

                    Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance        At December 31, 2021
                ---------------------------------------------------------------------------------  ---------------------------
                                         For the Years Ended December 31,                             Total IBNR
                ---------------------------------------------------------------------------------  Liabilities Plus
                                              (Unaudited)                                              Expected     Cumulative
                -----------------------------------------------------------------------             Development on  Number of
Incurral                                                                                               Reported      Reported
 Year            2012    2013    2014    2015    2016    2017    2018    2019    2020      2021         Claims        Claims
--------        ------- ------- ------- ------- ------- ------- ------- ------- ------- ---------  ---------------- ----------
                                                            (Dollars in millions)
  2012......... $   966 $   979 $   980 $ 1,014 $ 1,034 $ 1,037 $ 1,021 $ 1,015 $ 1,011  $  1,007        $ --         20,086
  2013.........           1,008   1,027   1,032   1,049   1,070   1,069   1,044   1,032     1,025          --         21,139
  2014.........                   1,076   1,077   1,079   1,101   1,109   1,098   1,097     1,081          --         22,853
  2015.........                           1,082   1,105   1,093   1,100   1,087   1,081     1,067          --         21,213
  2016.........                                   1,131   1,139   1,159   1,162   1,139     1,124          --         17,971
  2017.........                                           1,244   1,202   1,203   1,195     1,165          --         16,324
  2018.........                                                   1,240   1,175   1,163     1,147          --         15,172
  2019.........                                                           1,277   1,212     1,169           7         15,318
  2020.........                                                                   1,253     1,223          30         15,381
  2021.........                                                                             1,552         687         10,503
                                                                                        ---------
 Total................................................................................     11,560
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance    (5,943)
All outstanding liabilities for incurral years prior to 2012, net of reinsurance.......     1,559
                                                                                        ---------
 Total unpaid claims and claim adjustment expenses, net of reinsurance................   $  7,176
                                                                                        =========

                 Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
               --------------------------------------------------------------------------------------------
                                             For the Years Ended December 31,
               --------------------------------------------------------------------------------------------
                                                 (Unaudited)
               --------------------------------------------------------------------------------
Incurral Year    2012     2013     2014     2015     2016     2017     2018     2019     2020      2021
-------------  -------- -------- -------- -------- -------- -------- -------- -------- -------- -----------
                                                      (In millions)
    2012...... $     43 $    229 $    365 $    453 $    524 $    591 $    648 $    694 $    730  $      766
    2013......                43      234      382      475      551      622      676      722         764
    2014......                         51      266      428      526      609      677      732         778
    2015......                                  50      264      427      524      601      665         718
    2016......                                           49      267      433      548      628         696
    2017......                                                    56      290      476      579         655
    2018......                                                             54      314      497         594
    2019......                                                                      57      342         522
    2020......                                                                               59         355
    2021......                                                                                           95
                                                                                                -----------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance   $    5,943
                                                                                                ===========

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration at December 31, 2021:

                            Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                            -----------------------------------------------------------------------------
Years......................  1        2        3       4       5       6       7       8      9      10
Group Long-Term Disability. 4.8%    20.9%    15.0%    9.1%    7.2%    6.4%    5.2%    4.4%   3.8%   3.6%

  Significant Methodologies and Assumptions

     Group Life - Term and Group Long-Term Disability incurred but not paid
   ("IBNP") liabilities are developed using a combination of loss ratio and development methods. Claims in the course of settlement are then subtracted from the IBNP

                                    MLIC-40

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   liabilities, resulting in the IBNR liabilities. The loss ratio method is used in the period in which the claims are neither sufficient nor credible.
   In developing the loss ratios, any material rate increases that could change the underlying premium without affecting the estimated incurred losses are taken into account. For periods where sufficient and credible claim data exists, the development method is used based on the claim triangles which categorize claims according to both the period in which they were incurred and the period in which they were paid, adjudicated or reported. The end result is a triangle of known data that is used to develop known completion ratios and factors. Claims paid are then subtracted from the estimated ultimate incurred claims to calculate the IBNP liability.

     An expense liability is held for the future expenses associated with the payment of incurred but not yet paid claims (IBNR and pending). This is expressed as a percentage of the underlying claims liability and is based on past experience and the anticipated future expense structure.

     For Group Life - Term and Group Long-Term Disability, first year incurred claims and allocated loss adjustment expenses increased in 2021 compared to the 2020 incurral year due to the growth in the size of the business.

     The assumptions used in calculating the unpaid claims and claim adjustment expenses for Group Life - Term and Group Long-Term Disability are updated annually to reflect emerging trends in claim experience.

     Certain of our Group Life - Term customers have experience-rated contracts, whereby the group sponsor participates in the favorable and/or adverse claim experience, including favorable and/or adverse prior year development. Claim experience adjustments on these contracts are not reflected in the foregoing incurred and paid claim development tables, but are instead reflected as an increase (adverse experience) or decrease
   (favorable experience) to premiums on the consolidated statements of operations.

     Liabilities for Group Life - Term unpaid claims and claim adjustment expenses are not discounted.

     The liabilities for Group Long-Term Disability unpaid claims and claim adjustment expenses were $6.2 billion and $6.0 billion at December 31, 2021 and 2020, respectively. Using interest rates ranging from 2% to 8%, based on the incurral year, the total discount applied to these liabilities was
   $1.1 billion and $1.2 billion at December 31, 2021 and 2020, respectively.
   The amount of interest accretion recognized was $518 million, $452 million and $470 million for the years ended December 31, 2021, 2020 and 2019, respectively. These amounts were reflected in policyholder benefits and claims.

     For Group Life - Term, claims were based upon individual death claims. For
   Group Long-Term Disability, claim frequency was determined by the number of reported claims as identified by a unique claim number assigned to individual claimants. Claim counts initially include claims that do not ultimately result in a liability. These claims are omitted from the claim counts once it is determined that there is no liability.

     The incurred and paid claims disclosed for the Group Life - Term product includes activity related to the product's continued protection feature;
   however, the associated actuarial reserve for future benefit obligations under this feature is excluded from the liability for unpaid claims.

     The Group Long-Term Disability IBNR, included in the development tables above, was developed using discounted cash flows, and is presented on a discounted basis.

                                    MLIC-41

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  Reconciliation of the Disclosure of Incurred and Paid Claims Development to
  the Liability for Unpaid Claims and Claim Adjustment Expenses

    The reconciliation of the net incurred and paid claims development tables to the liability for unpaid claims and claims adjustment expenses on the consolidated balance sheet was as follows at:

                                                                                                      December 31, 2021
                                                                                              --------------------------------
                                                                                                        (In millions)
Short-Duration:
Unpaid claims and allocated claims adjustment expenses, net of reinsurance:
U.S.:
Group Life - Term............................................................................  $        3,022
Group Long-Term Disability...................................................................           7,176
                                                                                              ---------------
  Total......................................................................................                  $        10,198
Other insurance lines - all segments combined................................................                              864
                                                                                                              ----------------
  Total unpaid claims and allocated claims adjustment expenses, net of reinsurance...........                           11,062
                                                                                                              ----------------
Reinsurance recoverables on unpaid claims:
U.S.:
Group Life - Term............................................................................              14
Group Long-Term Disability...................................................................             166
                                                                                              ---------------
  Total......................................................................................                              180
Other insurance lines - all segments combined................................................                               29
                                                                                                              ----------------
  Total reinsurance recoverable on unpaid claims.............................................                              209
                                                                                                              ----------------
  Total unpaid claims and allocated claims adjustment expense................................                           11,271
Discounting..................................................................................                           (1,133)
                                                                                                              ----------------
Liability for unpaid claims and claim adjustment liabilities - short-duration................                           10,138
Liability for unpaid claims and claim adjustment liabilities - all long-duration lines.......                            4,921
                                                                                                              ----------------
  Total liability for unpaid claims and claim adjustment expense (included in future policy
   benefits and other policy-related balances)...............................................                  $        15,059
                                                                                                              ================

                                    MLIC-42

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  Rollforward of Claims and Claim Adjustment Expenses

      Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

                                                Years Ended December 31,
                                  ----------------------------------------------------
                                        2021              2020              2019
                                  ----------------  ----------------  ----------------
                                                      (In millions)
Balance at January 1,............  $        13,523   $        13,140   $        12,590
  Less: Reinsurance recoverables.            1,639             1,525             1,497
                                  ----------------  ----------------  ----------------
Net balance at January 1,........           11,884            11,615            11,093
Incurred related to:
  Current year...................           21,201            18,620            17,711
  Prior years (1)................              582               (19)               44
                                  ----------------  ----------------  ----------------
    Total incurred...............           21,783            18,601            17,755
Paid related to:
  Current year...................          (15,405)          (13,854)          (12,934)
  Prior years....................           (5,466)           (4,478)           (4,299)
                                  ----------------  ----------------  ----------------
    Total paid...................          (20,871)          (18,332)          (17,233)
                                  ----------------  ----------------  ----------------
Net balance at December 31,......           12,796            11,884            11,615
  Add: Reinsurance recoverables..            2,263             1,639             1,525
                                  ----------------  ----------------  ----------------
Balance at December 31,..........  $        15,059   $        13,523   $        13,140
                                  ================  ================  ================
--------
(1) For the year ended December 31, 2021, the increase in incurred claim activity and claim adjustment expenses associated with prior years increased primarily due to the impacts from the COVID-19 pandemic, which are partially offset by additional premiums recorded for experience-rated contracts and are not reflected in the table above. For the year ended
    December 31, 2020, claims and claim adjustment expenses associated with prior years decreased due to favorable claims experience in the current year. For the years ended December 31, 2019, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $78.8 billion and $78.0 billion at December 31, 2021 and 2020, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $45.0 billion and $50.6 billion at December 31, 2021 and 2020, respectively. The latter category consisted primarily of guaranteed interest contracts ("GICs"). The average interest rate credited on these contracts was
2.16% and 2.54% at December 31, 2021 and 2020, respectively.

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, nonparticipating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition
(as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

                                    MLIC-43

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 6. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the
DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins.
Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred
Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and
VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative
DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings.
The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the
Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

                                    MLIC-44

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses)
and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC and VOBA was as follows:

                                                                              Years Ended December 31,
                                                                 -------------------------------------------------
                                                                       2021             2020             2019
                                                                 ---------------  ---------------  ---------------
                                                                                   (In millions)
DAC:
Balance at January 1,...........................................  $        2,626   $        3,427   $        4,089
Capitalizations.................................................              64               51               43
Amortization related to:
Net investment gains (losses) and net derivative gains (losses).             (38)             (56)              25
Other expenses..................................................            (215)            (348)            (263)
                                                                 ---------------  ---------------  ---------------
  Total amortization............................................            (253)            (404)            (238)
                                                                 ---------------  ---------------  ---------------
Unrealized investment gains (losses)............................             142             (448)            (467)
                                                                 ---------------  ---------------  ---------------
Balance at December 31,.........................................           2,579            2,626            3,427
                                                                 ---------------  ---------------  ---------------
VOBA:
Balance at January 1,...........................................              23               26               28
Amortization related to other expenses..........................              (6)              (2)              (1)
Unrealized investment gains (losses)............................               2               (1)              (1)
                                                                 ---------------  ---------------  ---------------
Balance at December 31,.........................................              19               23               26
                                                                 ---------------  ---------------  ---------------
Total DAC and VOBA:
Balance at December 31,.........................................  $        2,598   $        2,649   $        3,453
                                                                 ===============  ===============  ===============

  Information regarding total DAC and VOBA by segment, as well as Corporate &
Other, was as follows:

                                           December 31,
                                    ---------------------------
                                        2021          2020
                                    ------------- -------------
                                           (In millions)
                 U.S...............  $        401  $        398
                 MetLife Holdings..         2,191         2,251
                 Corporate & Other.             6            --
                                    ------------- -------------
                   Total...........  $      2,598  $      2,649
                                    ============= =============

                                    MLIC-45

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

  Information regarding other intangibles was as follows:

                                              Years Ended December 31,
                                         ----------------------------------
                                            2021        2020        2019
                                         ----------  ----------  ----------
                                                    (In millions)
   DSI:
   Balance at January 1,................ $       30  $       62  $       93
   Capitalization.......................         --          --           1
   Amortization.........................          2         (21)        (20)
   Unrealized investment gains (losses).         10         (11)        (12)
                                         ----------  ----------  ----------
   Balance at December 31,.............. $       42  $       30  $       62
                                         ==========  ==========  ==========
   VODA and VOCRA:
   Balance at January 1,................ $      135  $      157  $      181
   Amortization.........................        (19)        (22)        (24)
                                         ----------  ----------  ----------
   Balance at December 31,.............. $      116  $      135  $      157
                                         ==========  ==========  ==========
   Accumulated amortization............. $      341  $      322  $      300
                                         ==========  ==========  ==========

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                                                   VODA and
                                                        VOBA        VOCRA
                                                    ------------ -------------
                                                          (In millions)
 2022.............................................. $          1 $          17
 2023.............................................. $          2 $          15
 2024.............................................. $          2 $          13
 2025.............................................. $          2 $          12
 2026.............................................. $          2 $          11

5. Reinsurance

  The Company enters into reinsurance agreements that transfer risk from its various insurance products to affiliated and unaffiliated companies. These cessions limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company also provides reinsurance by accepting risk from affiliates and nonaffiliates.

  Under the terms of the reinsurance agreements, the reinsurer agrees to reimburse the Company for the ceded amount in the event a claim is paid.
Cessions under reinsurance agreements do not discharge the Company's obligation as the primary insurer. In the event that reinsurers do not meet their obligations under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 7.

U.S.

  For its Group Benefits business, the Company generally retains most of the risk, with the exception of its Group Term Life business and certain client arrangements.

  The Company reinsures an 80% quota share of its Group Term Life business for capital management purposes. The majority of the Company's other reinsurance activity within this business relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling.
The risks ceded under these agreements are generally quota shares of group life and disability policies. The cessions vary and the Company may cede up to 100%
of all the risks of these policies.

                                    MLIC-46

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

  The Company's RIS business has engaged in reinsurance activities on an opportunistic basis. Also, the Company assumes certain group annuity contracts from an affiliate.

MetLife Holdings

  For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics.

Catastrophe Coverage

  The Company has exposure to catastrophes which could contribute to significant fluctuations in its results of operations. For its U.S. segment, the Company purchases catastrophe coverage to reinsure risks issued within territories that it believes are subject to the greatest catastrophic risks.
For its MetLife Holdings segment, the Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.

Reinsurance Recoverables

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2021 and 2020 were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.5 billion and $1.7 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2021 and 2020, respectively.

  At December 31, 2021, the Company had $2.3 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $1.8 billion, or 78%, were with the
Company's five largest unaffiliated ceded reinsurers, including $1.2 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At
December 31, 2020, the Company had $2.5 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $1.8 billion, or 72%, were with the
Company's five largest unaffiliated ceded reinsurers, including $1.2 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The Company has reinsured with an unaffiliated third-party reinsurer, 59% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                                    MLIC-47

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                          Years Ended December 31,
                                                               ----------------------------------------------
                                                                    2021            2020            2019
                                                               --------------  --------------  --------------
                                                                                (In millions)
Premiums
Direct premiums...............................................  $      23,008   $      20,821   $      21,804
Reinsurance assumed...........................................          4,121             909             811
Reinsurance ceded.............................................           (938)           (989)         (1,007)
                                                               --------------  --------------  --------------
  Net premiums................................................  $      26,191   $      20,741   $      21,608
                                                               ==============  ==============  ==============
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees.  $       2,371   $       2,290   $       2,331
Reinsurance assumed...........................................            (16)            (16)            (15)
Reinsurance ceded.............................................           (293)           (278)           (279)
                                                               --------------  --------------  --------------
  Net universal life and investment-type product policy fees..  $       2,062   $       1,996   $       2,037
                                                               ==============  ==============  ==============
Other revenues
Direct other revenues.........................................  $       1,066   $       1,043   $       1,007
Reinsurance assumed...........................................             13              10              (5)
Reinsurance ceded.............................................            537             608             571
                                                               --------------  --------------  --------------
  Net other revenues..........................................  $       1,616   $       1,661   $       1,573
                                                               ==============  ==============  ==============
Policyholder benefits and claims
Direct policyholder benefits and claims.......................  $      26,672   $      23,488   $      24,469
Reinsurance assumed...........................................          3,964             811             728
Reinsurance ceded.............................................         (1,213)         (1,225)         (1,146)
                                                               --------------  --------------  --------------
  Net policyholder benefits and claims........................  $      29,423   $      23,074   $      24,051
                                                               ==============  ==============  ==============
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances.....  $       1,996   $       2,218   $       2,592
Reinsurance assumed...........................................             43              42              44
Reinsurance ceded.............................................            (12)            (13)            (12)
                                                               --------------  --------------  --------------
  Net interest credited to policyholder account balances......  $       2,027   $       2,247   $       2,624
                                                               ==============  ==============  ==============
Other expenses
Direct other expenses.........................................  $       4,459   $       4,469   $       4,464
Reinsurance assumed...........................................            163              71              50
Reinsurance ceded.............................................            995             473             462
                                                               --------------  --------------  --------------
  Net other expenses..........................................  $       5,617   $       5,013   $       4,976
                                                               ==============  ==============  ==============

                                    MLIC-48

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                            December 31,
                                             ---------------------------------------------------------------------------
                                                             2021                                  2020
                                             ------------------------------------- -------------------------------------
                                                                           Total                                 Total
                                                                          Balance                               Balance
                                              Direct   Assumed   Ceded     Sheet    Direct   Assumed   Ceded     Sheet
                                             --------- ------- --------  --------- --------- ------- --------  ---------
                                                                            (In millions)
Assets
Premiums, reinsurance and other
 receivables................................  $  2,778  $  636  $17,091   $ 20,505  $  2,509  $  831  $18,138   $ 21,478
Deferred policy acquisition costs and value
 of business acquired.......................     2,805      18     (225)     2,598     2,864      13     (228)     2,649
                                             --------- ------- --------  --------- --------- ------- --------  ---------
  Total assets..............................  $  5,583  $  654  $16,866   $ 23,103  $  5,373  $  844  $17,910   $ 24,127
                                             ========= ======= ========  ========= ========= ======= ========  =========
Liabilities
Future policy benefits......................  $128,086  $4,198  $   (10)  $132,274  $132,776  $1,159  $   (14)  $133,921
Policyholder account balances...............    94,059     400       --     94,459    96,479     156       --     96,635
Other policy-related balances...............     7,757     337       --      8,094     7,103     322        5      7,430
Other liabilities...........................     6,259   2,213   15,324     23,796     7,027   2,406   15,991     25,424
                                             --------- ------- --------  --------- --------- ------- --------  ---------
  Total liabilities.........................  $236,161  $7,148  $15,314   $258,623  $243,385  $4,043  $15,982   $263,410
                                             ========= ======= ========  ========= ========= ======= ========  =========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were
$11.9 billion and $12.8 billion at December 31, 2021 and 2020, respectively.
The deposit liabilities on reinsurance were $1.7 billion and $1.8 billion at
December 31, 2021 and 2020, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including MetLife Reinsurance Company of Charleston ("MRC"),
MetLife Reinsurance Company of Vermont, Metropolitan Tower Life Insurance
Company ("MTL"), and MetLife Insurance K.K., all of which are related parties.

                                    MLIC-49

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                                     Years Ended December 31,
                                                              -------------------------------------
                                                                  2021         2020         2019
                                                              -----------  -----------  -----------
                                                                          (In millions)
Premiums
Reinsurance assumed..........................................  $    3,237   $        8   $        9
Reinsurance ceded............................................        (114)        (113)        (115)
                                                              -----------  -----------  -----------
  Net premiums...............................................  $    3,123   $     (105)  $     (106)
                                                              ===========  ===========  ===========
Universal life and investment-type product policy fees
Reinsurance assumed..........................................  $        1   $        1   $        1
Reinsurance ceded............................................         (19)          (7)         (17)
                                                              -----------  -----------  -----------
  Net universal life and investment-type product policy fees.  $      (18)  $       (6)  $      (16)
                                                              ===========  ===========  ===========
Other revenues
Reinsurance assumed..........................................  $      (11)  $      (12)  $      (19)
Reinsurance ceded............................................         505          572          533
                                                              -----------  -----------  -----------
  Net other revenues.........................................  $      494   $      560   $      514
                                                              ===========  ===========  ===========
Policyholder benefits and claims
Reinsurance assumed..........................................  $    3,138   $        1   $        4
Reinsurance ceded............................................        (152)        (145)        (153)
                                                              -----------  -----------  -----------
  Net policyholder benefits and claims.......................  $    2,986   $     (144)  $     (149)
                                                              ===========  ===========  ===========
Interest credited to policyholder account balances
Reinsurance assumed..........................................  $       31   $       29   $       30
Reinsurance ceded............................................         (12)         (13)         (12)
                                                              -----------  -----------  -----------
  Net interest credited to policyholder account balances.....  $       19   $       16   $       18
                                                              ===========  ===========  ===========
Other expenses
Reinsurance assumed..........................................  $       89   $       --   $       --
Reinsurance ceded............................................       1,055          516          533
                                                              -----------  -----------  -----------
  Net other expenses.........................................  $    1,144   $      516   $      533
                                                              ===========  ===========  ===========

   Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                             December 31,
                                                         ---------------------------------------------------
                                                                    2021                      2020
                                                         -------------------------  ------------------------
                                                           Assumed        Ceded       Assumed       Ceded
                                                         ------------ ------------  ----------- ------------
                                                                            (In millions)
Assets
Premiums, reinsurance and other receivables.............   $       25  $    11,710   $        1  $    12,453
Deferred policy acquisition costs and value of business
 acquired...............................................            6         (139)          --         (145)
                                                         ------------ ------------  ----------- ------------
  Total assets..........................................   $       31  $    11,571   $        1  $    12,308
                                                         ============ ============  =========== ============
Liabilities
Future policy benefits..................................   $    3,139  $       (10)  $       48  $       (14)
Policyholder account balances...........................          366           --          123           --
Other policy-related balances...........................           14           --            1            5
Other liabilities.......................................          894       12,190          864       12,816
                                                         ------------ ------------  ----------- ------------
  Total liabilities.....................................   $    4,413  $    12,180   $    1,036  $    12,807
                                                         ============ ============  =========== ============

                                    MLIC-50

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

  Effective April 1, 2021, the Company, through its wholly-owned subsidiary
Missouri Reinsurance, Inc., entered into an agreement to assume certain group annuity contracts issued in connection with a qualifying pension risk transfer on a modified coinsurance basis from MTL. The significant reinsurance effects to the Company were primarily increases in future policy benefits of
$3.1 billion at December 31, 2021, as well as premiums of $3.2 billion and policyholder benefits and claims of $3.1 billion for the year ended
December 31, 2021. Also, as a result of this agreement, other invested assets increased by $3.2 billion at December 31, 2021.

  The Company ceded two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and were $31 million and
$45 million at December 31, 2021 and 2020, respectively. Net derivative gains
(losses) associated with these embedded derivatives were $15 million,
($24) million and ($17) million for the years ended December 31, 2021, 2020 and
2019, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and was $1.0 billion and $1.4 billion at December 31,
2021 and 2020, respectively. Net derivative gains (losses) associated with the embedded derivative were $341 million, ($387) million and ($535) million for the years ended December 31, 2021, 2020 and 2019, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $677 million and $606 million of unsecured affiliated reinsurance recoverable balances at December 31, 2021 and
2020, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $10.1 billion and $11.0 billion at December 31, 2021 and 2020, respectively. The deposit liabilities on affiliated reinsurance were
$892 million and $863 million at December 31, 2021 and 2020, respectively.

6. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance
Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan of Reorganization"). On the Demutualization Date,
Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life
Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years from the Demutualization Date.

                                    MLIC-51

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block (continued)

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the
Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations, attributed net of income tax, to the closed block. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the
Company will pay the excess to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the
Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

                                    MLIC-52

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block (continued)

   Information regarding the closed block liabilities and assets designated to the closed block was as follows at:

                                                                                             December 31,
                                                                                     ----------------------------
                                                                                          2021           2020
                                                                                     -------------  -------------
                                                                                             (In millions)
Closed Block Liabilities
Future policy benefits.............................................................. $      38,046  $      38,758
Other policy-related balances.......................................................           290            321
Policyholder dividends payable......................................................           253            337
Policyholder dividend obligation....................................................         1,682          2,969
Deferred income tax liability.......................................................           210            130
Other liabilities...................................................................           263            172
                                                                                     -------------  -------------
  Total closed block liabilities....................................................        40,744         42,687
                                                                                     -------------  -------------
Assets Designated to the Closed Block
Investments:
Fixed maturity securities available-for-sale, at estimated fair value...............        25,669         27,186
Mortgage loans......................................................................         6,417          6,807
Policy loans........................................................................         4,191          4,355
Real estate and real estate joint ventures..........................................           565            559
Other invested assets...............................................................           556            492
                                                                                     -------------  -------------
  Total investments.................................................................        37,398         39,399
Cash and cash equivalents...........................................................           126             --
Accrued investment income...........................................................           384            402
Premiums, reinsurance and other receivables.........................................            50             50
Current income tax recoverable......................................................            81             28
                                                                                     -------------  -------------
  Total assets designated to the closed block.......................................        38,039         39,879
                                                                                     -------------  -------------
  Excess of closed block liabilities over assets designated to the closed block.....         2,705          2,808
                                                                                     -------------  -------------
AOCI:
Unrealized investment gains (losses), net of income tax.............................         2,562          3,524
Unrealized gains (losses) on derivatives, net of income tax.........................           107             23
Allocated to policyholder dividend obligation, net of income tax....................        (1,329)        (2,346)
                                                                                     -------------  -------------
  Total amounts included in AOCI....................................................         1,340          1,201
                                                                                     -------------  -------------
  Maximum future earnings to be recognized from closed block assets and liabilities. $       4,045  $       4,009
                                                                                     =============  =============

   Information regarding the closed block policyholder dividend obligation was as follows:

                                                       Years Ended December 31,
                                              ------------------------------------------
                                                   2021          2020          2019
                                              -------------  ------------- -------------
                                                            (In millions)
Balance at January 1,........................  $      2,969   $      2,020  $        428
Change in unrealized investment and
 derivative gains (losses)...................        (1,287)           949         1,592
                                              -------------  ------------- -------------
Balance at December 31,......................  $      1,682   $      2,969  $      2,020
                                              =============  ============= =============

                                    MLIC-53

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block (continued)

   Information regarding the closed block revenues and expenses was as follows:

                                                      Years Ended December 31,
                                              ----------------------------------------
                                                  2021          2020          2019
                                              ------------  ------------  ------------
                                                            (In millions)
Revenues
Premiums..................................... $      1,298  $      1,498  $      1,580
Net investment income........................        1,541         1,596         1,740
Net investment gains (losses)................          (36)          (25)           (7)
Net derivative gains (losses)................           18           (17)           12
                                              ------------  ------------  ------------
 Total revenues..............................        2,821         3,052         3,325
                                              ------------  ------------  ------------
Expenses
Policyholder benefits and claims.............        2,150         2,330         2,291
Policyholder dividends.......................          621           791           924
Other expenses...............................           96           104           111
                                              ------------  ------------  ------------
 Total expenses..............................        2,867         3,225         3,326
                                              ------------  ------------  ------------
 Revenues, net of expenses before provision
   for income tax expense (benefit)..........          (46)         (173)           (1)
Provision for income tax expense (benefit)...          (10)          (36)           (2)
                                              ------------  ------------  ------------
 Revenues, net of expenses and provision for
   income tax expense (benefit).............. $        (36) $       (137) $          1
                                              ============  ============  ============

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

7. Investments

  See Note 9 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of ACL and impairments is highly subjective and is based upon quarterly evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and FVO Securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity Securities AFS

  Fixed Maturity Securities AFS by Sector

    The following table presents fixed maturity securities AFS by sector. U.S.
  corporate and foreign corporate sectors include redeemable preferred stock.
  RMBS includes agency, prime, alternative and sub-prime mortgage-backed securities.

                                    MLIC-54

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  ABS includes securities collateralized by corporate loans and consumer loans.
  Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities ("CMBS") primarily includes securities collateralized by multiple commercial mortgage loans.
  RMBS, ABS and CMBS are, collectively, "Structured Products."

                                                               December 31,
                      ----------------------------------------------------------------------------------------------
                                           2021                                            2020
                      ----------------------------------------------- ----------------------------------------------
                                     Gross Unrealized                                Gross Unrealized
                                ---------------------------                     --------------------------
                                Allowance                   Estimated           Allowance                  Estimated
                      Amortized for Credit                    Fair    Amortized for Credit                   Fair
Sector                  Cost       Loss     Gains   Losses    Value     Cost       Loss     Gains   Losses   Value
------                --------- ---------- -------- ------- --------- --------- ---------- -------- ------ ---------
                                                              (In millions)
U.S. corporate....... $  51,328  $   (30)  $  7,257 $   153 $  58,402 $  50,989   $  (43)  $  9,618 $  155 $  60,409
U.S. government and
 agency..............    26,782       --      4,568     128    31,222    24,620       --      6,178     27    30,771
Foreign corporate....    27,475      (10)     2,651     431    29,685    28,093       (8)     4,478    284    32,279
RMBS.................    22,082       --      1,198     135    23,145    22,552       --      1,706     32    24,226
ABS..................    12,787       --        127      35    12,879    12,456       --        169     50    12,575
Municipals...........     6,884       --      1,849       5     8,728     6,888       --      2,096      1     8,983
CMBS.................     6,686      (13)       237      32     6,878     6,503       --        381     55     6,829
Foreign government...     4,330       --        698      82     4,946     4,322       --        978     32     5,268
                      ---------  -------   -------- ------- --------- ---------   ------   -------- ------ ---------
 Total fixed
   maturity
   securities AFS.... $ 158,354  $  (53)   $ 18,585 $ 1,001 $ 175,885 $ 156,423    $ (51)  $ 25,604 $  636 $ 181,340
                      =========  =======   ======== ======= ========= =========   ======   ======== ====== =========

  Methodology for Amortization of Premium and Accretion of Discount on
  Structured Products

    Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated.
  Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive and certain prepayment-sensitive
  Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.

  Maturities of Fixed Maturity Securities AFS

    The amortized cost, net of ACL, and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31,
  2021:

                                                       Due After Five
                                         Due After One     Years                                 Total Fixed
                             Due in One  Year Through   Through Ten   Due After Ten Structured     Maturity
                            Year or Less  Five Years       Years          Years      Products   Securities AFS
                            ------------ ------------- -------------- ------------- ----------- --------------
                                                              (In millions)
Amortized cost, net of ACL.  $    2,967   $    29,155   $    27,945    $    56,692  $    41,542  $    158,301
Estimated fair value.......  $    2,938   $    29,975   $    30,739    $    69,331  $    42,902  $    175,885

    Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.

                                    MLIC-55

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector

    The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position without an ACL by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position.

                                                                        December 31,
                                    -------------------------------------------------------------------------------------
                                                       2021                                       2020
                                    ------------------------------------------ ------------------------------------------
                                                          Equal to or Greater                        Equal to or Greater
                                     Less than 12 Months     than 12 Months     Less than 12 Months     than 12 Months
                                    --------------------- -------------------- --------------------- --------------------
                                    Estimated    Gross    Estimated   Gross    Estimated    Gross    Estimated   Gross
                                      Fair     Unrealized   Fair    Unrealized   Fair     Unrealized   Fair    Unrealized
Sector & Credit Quality               Value      Losses     Value     Losses     Value      Losses     Value     Losses
-----------------------             ---------- ---------- --------- ---------- ---------- ---------- --------- ----------
                                                                    (Dollars in millions)
U.S. Corporate..................... $    4,503  $    83   $     784  $    70   $    2,351  $   112   $     230  $    36
U.S. government and agency.........     10,063       78         523       49        1,686       27          --       --
Foreign Corporate..................      4,079      199       1,348      232        2,431      225          34       59
RMBS...............................      7,481      111         314       24        1,119       20         128       12
ABS................................      5,643       25         593       10        2,561       18       2,233       32
Municipals.........................        154        4          17        1           51        1          --       --
CMBS...............................      1,613       20         355       12        1,110       41         306       14
Foreign Government.................        497       37         148       45          110        6         115       27
                                    ----------  -------   ---------  -------   ----------  -------   ---------  -------
  Total fixed maturity securities
   AFS............................. $   34,033  $   557   $   4,082  $   443   $   11,419  $   450   $   3,046  $   180
                                    ==========  =======   =========  =======   ==========  =======   =========  =======
Investment grade................... $   31,419  $   454   $   3,273  $   353   $    9,012  $   297   $   2,841  $   158
Below investment grade.............      2,614      103         809       90        2,407      153         205       22
                                    ----------  -------   ---------  -------   ----------  -------   ---------  -------
  Total fixed maturity securities
   AFS............................. $   34,033  $   557   $   4,082  $   443   $   11,419  $   450   $   3,046  $   180
                                    ==========  =======   =========  =======   ==========  =======   =========  =======
Total number of securities in an
 unrealized loss position..........      2,549                  427                   984                  385
                                    ==========            =========            ==========            =========

  Evaluation of Fixed Maturity Securities AFS for Credit Loss

   Evaluation and Measurement Methodologies

     Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to:(i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments,
   (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic loss or has exhausted natural resources,
   (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured
   Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, (viii) changes in the rating of the security by a rating agency, and (ix) other subjective factors, including concentrations and information obtained from regulators.

                                    MLIC-56

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

     The methodology and significant inputs used to determine the amount of credit loss are as follows:

  .   The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.

  .   When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; any private and public sector programs to restructure foreign government securities and municipals; and changes to the rating of the security or the issuer by rating agencies.

  .   Additional considerations are made when assessing the unique features that apply to certain Structured Products including, but not limited to:
      the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.

     With respect to securities that have attributes of debt and equity
   ("perpetual hybrid securities"), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.

     After the adoption of credit loss guidance on January 1, 2020, in periods subsequent to the recognition of an initial ACL on a security, the Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recognized in earnings and reported within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted from the ACL in the period the security, or a portion thereof, is considered uncollectible. Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.

     Methodologies used during the year ended December 31, 2019 to evaluate the recoverability of a security in an unrealized loss position using OTTI guidance were similar to those used after the adoption of credit loss guidance on January 1, 2020, except: (i) the length of time estimated fair value had been below amortized cost was considered for securities, and
   (ii) for non-functional currency denominated securities, the impact from weakening non-functional currencies on securities that were near maturity was considered in the evaluation. In addition, measurement methodologies were similar, except: (i) a fair value floor was not utilized to limit the credit loss recognized in earnings, (ii) the amortized cost of securities was adjusted for the OTTI to the expected recoverable amount and an ACL was not utilized, (iii) subsequent to a credit loss being recognized, increases in expected cash flows from the security did not result in an immediate increase in valuation recognized in earnings through net investment gains
   (losses) from reduction of the ACL instead such increases in value were recorded as unrecognized unrealized gains in OCI, and (iv) in periods subsequent to the recognition of OTTI on a security, the Company accounted for the impaired security as if it had been purchased on the measurement date of the impairment; accordingly, the discount (or reduced premium) based on the new cost basis was accreted over the remaining term of the security in a prospective manner based on the amount and timing of estimated future cash flows.

                                    MLIC-57

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position

     Gross unrealized losses on securities without an ACL increased
   $370 million for the year ended December 31, 2021 to $1.0 billion primarily due to increases in interest rates and widening of credit spreads.

     Gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater were
   $443 million at December 31, 2021, or 44% of the total gross unrealized losses on securities without an ACL.

   Investment Grade Fixed Maturity Securities AFS

     Of the $443 million of gross unrealized losses on securities without an
   ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $353 million, or 80%, were related to 328 investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.

   Below Investment Grade Fixed Maturity Securities AFS

     Of the $443 million of gross unrealized losses on securities without an
   ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $90 million, or 20%, were related to 99 below investment grade securities. Unrealized losses on below investment grade securities are principally related to U.S. and foreign corporate securities (primarily industrial and consumer) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty, as well as with respect to fixed-rate securities, rising interest rates since purchase. Management evaluates U.S.
   and foreign corporate securities based on several factors such as expected cash flows, financial condition and near-term and long-term prospects of the issuers.

   Current Period Evaluation

     At December 31, 2021, with respect to securities in an unrealized loss position without an ACL, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Based on the Company's current evaluation of its securities in an unrealized loss position without an ACL, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2021.

     Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings and collateral valuation.

Mortgage Loans

  Mortgage Loans by Portfolio Segment

    Mortgage loans are summarized as follows at:

                                                 December 31,
                               ------------------------------------------------
                                         2021                    2020
                               ------------------------ -----------------------
                                 Carrying      % of       Carrying      % of
 Portfolio Segment                Value        Total       Value        Total
 -----------------             ------------  ---------- ------------  ---------
                                            (Dollars in millions)
 Commercial...................  $    35,772       59.4%  $    38,528      58.0%
 Agricultural.................       15,450        25.7       16,426       24.7
 Residential..................        9,406        15.6       11,803       17.8
                               ------------  ---------- ------------  ---------
   Total amortized cost.......       60,628       100.7       66,757      100.5
 Allowance for credit loss....         (536)      (0.9)         (517)     (0.8)
                               ------------  ---------- ------------  ---------
 Subtotal mortgage loans, net.       60,092        99.8       66,240       99.7
 Residential -- FVO...........          127         0.2          165        0.3
                               ------------  ---------- ------------  ---------
   Total mortgage loans, net..  $    60,219      100.0%  $    66,405     100.0%
                               ============  ========== ============  =========

                                    MLIC-58

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis, with changes in estimated fair value included in net investment income. See Note 9 for further information.

    The amount of net (discounts) premiums and deferred (fees) expenses, included within total amortized cost, primarily attributable to residential mortgage loans was ($736) million and ($925) million at December 31, 2021 and
  2020, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at
  December 31, 2021 was $140 million, $136 million and $77 million, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at
  December 31, 2020 was $164 million, $158 million, $101 million, respectively.

    Purchases of unaffiliated mortgage loans, consisting primarily of residential mortgage loans, were $1.4 billion, $2.8 billion and $4.0 billion for the years ended December 31, 2021, 2020 and 2019, respectively.

    The Company originates and acquires unaffiliated mortgage loans and simultaneously sells a portion to affiliates under master participation agreements. The aggregate amount of mortgage loan participation interests in unaffiliated mortgage loans sold by the Company to affiliates for the years ended December 31, 2021, 2020 and 2019 was $277 million, $59 million and
  $100 million, respectively. In connection with the mortgage loan participations, the Company collected mortgage loan principal and interest payments from unaffiliated borrowers on behalf of affiliates and remitted such receipts to the affiliates in the amount of $1.0 billion, $540 million and $951 million for the years ended December 31, 2021, 2020 and 2019, respectively.

    The Company originates mortgage loans through an affiliate. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a master participation agreement. The aggregate amount of mortgage loan participation interests purchased by the
  Company from such affiliate for the years ended December 31, 2021, 2020 and
  2019 was $4.7 billion and $3.8 billion and $4.1 billion, respectively. In connection with the mortgage loan participations, the affiliate collected mortgage loan principal and interest payments on the Company's behalf and the affiliate remitted such payments to the Company in the amount of
  $1.9 billion, $696 million and $403 million for the years ended December 31,
  2021, 2020 and 2019, respectively.

  Rollforward of Allowance for Credit Loss for Mortgage Loans by Portfolio
  Segment

    The rollforward of ACL for mortgage loans, by portfolio segment, is as follows:

                                                                                     For the Years Ended December 31,
                                    ---------------------------------------------------------------------------------------
                                                       2021                                        2020
                                    ------------------------------------------  ------------------------------------------
                                    Commercial Agricultural Residential  Total  Commercial Agricultural Residential  Total
                                    ---------- ------------ ----------- ------  ---------- ------------ ----------- ------
                                                                                               (In millions)
Balance at January 1,..............   $  199      $  97       $  221    $  517    $  186      $  49       $   54    $  289
Adoption of credit loss guidance...       --         --           --        --       (87)        32          154        99
Provision (release)................       61          6          (25)       42       100         18           27       145
Initial credit losses on PCD
 loans (1).........................       --         --            3         3        --         --           18        18
Charge-offs, net of recoveries.....       --        (24)          (2)      (26)       --         (2)         (32)      (34)
                                      ------      -----       ------    ------    ------      -----       ------    ------
Balance at December 31,............   $  260      $  79       $  197    $  536    $  199      $  97       $  221    $  517
                                      ======      =====       ======    ======    ======      =====       ======    ======

                                    -------------------------------------------
                                                       2019
                                    ------------------------------------------
                                    Commercial Agricultural Residential  Total
                                    ---------- ------------ ----------- ------

Balance at January 1,..............   $  190      $  44        $  57    $  291
Adoption of credit loss guidance...       --         --           --        --
Provision (release)................       (4)        10            7        13
Initial credit losses on PCD
 loans (1).........................       --         --           --        --
Charge-offs, net of recoveries.....       --         (5)         (10)      (15)
                                      ------      -----        -----    ------
Balance at December 31,............   $  186      $  49        $  54    $  289
                                      ======      =====        =====    ======
--------
(1) Represents the initial credit losses accounted for as purchased financial assets with credit deterioration ("PCD").

                                    MLIC-59

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   Allowance for Credit Loss Methodology

     After the adoption of credit loss guidance on January 1, 2020, the Company records an allowance for expected lifetime credit loss in earnings within net investment gains (losses) in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company's ACL, management applies significant judgment to estimate expected lifetime credit loss, including: (i) pooling mortgage loans that share similar risk characteristics, (ii) considering expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considering past events and current and forecasted economic conditions. Each of the Company's commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The
   ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable) and reasonably expected troubled debt restructurings ("TDRs")
   (i.e., the Company grants concessions to borrower that is experiencing financial difficulties) are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan's underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).

     During the year ended December 31, 2019, prior to the adoption of credit loss guidance on January 1, 2020, evaluation and measurement methodologies in determining the ACL were similar, except: (i) credit loss was recognized in earnings within net investment gains (losses) when incurred (when it was probable, based on current information and events, that all amounts due under the loan agreement would not be collected), (ii) pooling of loans with similar risk characteristics was permitted, but not required,
   (iii) forecasts of economic conditions were not considered in the evaluation, (iv) measurement of the expected lifetime credit loss over the contractual term, or expected term, was not considered in the measurement, and (v) the credit loss for loans evaluated individually could also be determined using either discounted cash flows using the loans' original effective interest rate or observable market prices.

   Commercial and Agricultural Mortgage Loan Portfolio Segments

     Commercial and agricultural mortgage loan ACL are calculated in a similar manner. Within each loan portfolio segment, commercial and agricultural, loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan's credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company's experience with defaults and loss severity,
   (ii) expected default and loss severity over the forecast period,
   (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value ("LTV") ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for loans originated in certain markets.
   After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios ("DSCR"). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical prepayment and extension experience

                                    MLIC-60

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   considering the expected position in the economic cycle and the loan profile
   (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate)
   and after the forecast period using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company's experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the
   Company's agricultural mortgage loans.

     Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.

     For commercial mortgage loans, the primary credit quality indicator is the
   DSCR, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

     For agricultural mortgage loans, the Company's primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

     Commitments to lend: After loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments that are not unconditionally cancellable is recognized in earnings and is reported within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding commitments, which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.

   Residential Mortgage Loan Portfolio Segment

     The Company's residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type
   (i.e., new origination and reperforming) and pooled by similar risk profiles
   (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are based on several factors, including (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity,
   (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and
   (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company immediately reverts to industry historical loss experience.

                                    MLIC-61

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

     For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are
   60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

  Mortgage Loan Concessions

     In response to the adverse economic impact of the COVID-19 pandemic, in
   2021 and 2020, the Company granted concessions to certain of its commercial, agricultural and residential mortgage loan borrowers, including payment deferrals and other loan modifications. The Company has elected the option under the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act"),
   the Consolidated Appropriations Act, 2021 and the Interagency Statement on
   Loan Modifications and Reporting for Financial Institutions Working with
   Customers Affected by the Coronavirus (Revised) ("Interagency Statement")
   issued by bank regulatory agencies, not to account for or report qualifying concessions as TDRs and not to classify such loans as either past due or nonaccrual during the payment deferral period. Additionally, in accordance with the FASB's published response to a COVID-19 pandemic technical inquiry, the Company continues to accrue interest income on such loans that have deferred payment. The Company records an ACL on this accrued interest income through earnings, which is reported within net investment gains (losses).

   Commercial

     For some commercial mortgage loan borrowers (principally in the retail and hotel sectors), the Company granted concessions which were primarily interest and principal payment deferrals generally ranging from three to four months and, to a much lesser extent, maturity date extensions. Deferred commercial mortgage loan interest and principal payments were $23 million at
   December 31, 2021.

   Agricultural

     For some agricultural mortgage loan borrowers (principally in the annual crops and agribusiness sectors), the Company granted concessions which were primarily principal payment deferrals generally ranging from three to twelve months, and covenant changes and, to a much lesser extent, maturity date extensions. Deferred agricultural mortgage loan interest and principal payments were $4 million at December 31, 2021.

   Residential

     For some residential mortgage loan borrowers, the Company granted concessions which were primarily three-month interest and principal payment deferrals. Deferred residential mortgage loan interest and principal payments were $15 million at December 31, 2021.

   Troubled Debt Restructurings

     The Company assesses loan concessions prior to the issuance of, or outside the scope of, the CARES Act, the Consolidated Appropriations Act, 2021 and
   the Interagency Statement on a case-by-case basis to evaluate whether a TDR has occurred. The Company may grant concessions to borrowers experiencing financial difficulties, which, if not significant, are not classified as
   TDRs, while more significant concessions are classified as TDRs. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any ACL recorded.

     For both years ended December 31, 2021 and 2020, the Company did not have any commercial mortgage loans modified in a TDR; and did not have a significant amount of agricultural and residential mortgage loans modified in a TDR.

     For both years ended December 31, 2021 and 2020, the Company did not have a significant amount of mortgage loans modified in a TDR with subsequent payment default.

                                    MLIC-62

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Credit Quality of Mortgage Loans by Portfolio Segment

    The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2021:

                                                                                             Revolving                % of
Credit Quality Indicator     2021       2020       2019       2018       2017       Prior      Loans       Total      Total
------------------------  ---------- ---------- ---------- ---------- ---------- ----------- ---------- ----------- ---------
                                                                 (Dollars in millions)
   LTV ratios:
   Less than 65%.........  $   3,402  $   3,128  $   2,938  $   3,730  $   2,760  $    8,859  $   2,443  $   27,260     76.2%
   65% to 75%............      1,017        551      2,021        933        337       1,611         --       6,470      18.1
   76% to 80%............         --         18        138        198        149         180         --         683       1.9
   Greater than 80%......         --         --         --         49        284       1,026         --       1,359       3.8
                          ---------- ---------- ---------- ---------- ---------- ----------- ---------- ----------- ---------
     Total...............  $   4,419  $   3,697  $   5,097  $   4,910  $   3,530  $   11,676  $   2,443  $   35,772    100.0%
                          ========== ========== ========== ========== ========== =========== ========== =========== =========
   DSCR:
    1.20x...............  $   4,018  $   3,306  $   4,698  $   4,500  $   3,190  $    9,101  $   2,164  $   30,977     86.6%
   1.00x - 1.20x.........        156         69          9        134         27         882         --       1,277       3.6
   <1.00x................        245        322        390        276        313       1,693        279       3,518       9.8
                          ---------- ---------- ---------- ---------- ---------- ----------- ---------- ----------- ---------
     Total...............  $   4,419  $   3,697  $   5,097  $   4,910  $   3,530  $   11,676  $   2,443  $   35,772    100.0%
                          ========== ========== ========== ========== ========== =========== ========== =========== =========

    The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2021:

                                                                                          Revolving                % of
Credit Quality Indicator     2021       2020       2019       2018      2017     Prior      Loans       Total      Total
------------------------  ---------- ---------- ---------- ---------- -------- ---------- ---------- ----------- ---------
                                                               (Dollars in millions)
   LTV ratios:
   Less than 65%.........  $   1,399  $   2,221  $   1,685  $   2,264  $   878  $   4,286  $     947  $   13,680     88.5%
   65% to 75%............        237        335        198        150       37        571        112       1,640      10.6
   76% to 80%............         --         --         --         --       --         11         --          11       0.1
   Greater than 80%......         --         --         76         --       --         43         --         119       0.8
                          ---------- ---------- ---------- ---------- -------- ---------- ---------- ----------- ---------
     Total...............  $   1,636  $   2,556  $   1,959  $   2,414  $   915  $   4,911  $   1,059  $   15,450    100.0%
                          ========== ========== ========== ========== ======== ========== ========== =========== =========

    The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2021:

                                                                                  Revolving             % of
Credit Quality Indicator    2021     2020     2019     2018     2017     Prior      Loans     Total     Total
------------------------  -------- -------- -------- -------- -------- ---------- --------- ---------- --------
                                                          (Dollars in millions)
Performance indicators:
Performing...............  $   277  $   200  $   811  $   470  $   194  $   7,036   $   --   $   8,988    95.6%
Nonperforming (1)........       --        3       46       15        1        353       --         418      4.4
                          -------- -------- -------- -------- -------- ----------  -------  ---------- --------
  Total..................  $   277  $   203  $   857  $   485  $   195  $   7,389   $   --   $   9,406   100.0%
                          ======== ======== ======== ======== ======== ==========  =======  ========== ========
--------
(1)Includes residential mortgage loans in process of foreclosure of $69 million and $102 million at December 31, 2021 and 2020, respectively.

    LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. The amortized cost of commercial and agricultural mortgage loans with an LTV ratio in excess of
  100% was $680 million, or 1% of total commercial and agricultural mortgage loans at December 31, 2021.

                                    MLIC-63

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Past Due and Nonaccrual Mortgage Loans

    The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31,
  2021 and 2020. The Company defines delinquency consistent with industry practice, when mortgage loans are past due more than two or more months, as applicable, by portfolio segment. The past due and nonaccrual mortgage loans at amortized cost, prior to ACL, by portfolio segment, were as follows:

                                                        Greater than 90 Days Past Due and
                                Past Due                     Still Accruing Interest                   Nonaccrual
                   ----------------------------------- ----------------------------------- -----------------------------------
Portfolio Segment  December 31, 2021 December 31, 2020 December 31, 2021 December 31, 2020 December 31, 2021 December 31, 2020
-----------------  ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                  (In millions)
  Commercial......              $ --              $ --               $--               $--              $146            $  293
  Agricultural....               124               251                16                20               225               261
  Residential.....               418               516                --                54               418               503
                   ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total.........              $542              $767               $16               $74              $789            $1,057
                   ================= ================= ================= ================= ================= =================

     The amortized cost for nonaccrual commercial, agricultural and residential mortgage loans at beginning of year 2020 was $167 million, $137 million and
   $377 million, respectively. The amortized cost for nonaccrual commercial mortgage loans with no ACL was $0 and $156 million at December 31, 2021 and
   2020, respectively. The amortized cost for nonaccrual agricultural mortgage loans with no ACL was $134 million and $173 million at December 31, 2021 and
   2020, respectively. There were no nonaccrual residential mortgage loans without an ACL at either December 31, 2021 or 2020.

  Purchased Investments with Credit Deterioration

     Investments that, as of the date of acquisition, have experienced a more-than-insignificant deterioration in credit quality since origination are classified as PCD. The amortized cost for PCD investments is the purchase price plus an ACL for the initial estimate of expected lifetime credit losses established upon purchase. Subsequent changes in the ACL on
   PCD investments are recognized in earnings and are reported in net investment gains (losses). The non-credit discount or premium is accreted or amortized to net investment income on an effective yield basis.

    The following table reconciles the contractual principal to the purchase price of PCD investments:

                                     For the Year Ended December 31, 2021
                                 ---------------------------------------------
                                                         Non-Credit
                                 Contractual   ACL at    (Discount)  Purchase
                                  Principal  Acquisition  Premium     Price
                                 ----------- ----------- ---------- ----------
                                                 (In millions)
 PCD residential mortgage loans.  $    514   $      (3)  $      32  $      543

    Prior to the adoption of credit loss guidance for the recognition of credit losses on financial instruments, the Company applied applicable guidance for investments acquired with evidence of credit quality deterioration since origination, known as PCI investments. The Company's PCI investments had an outstanding principal balance of $3.2 billion at December 31, 2019, which represents the contractually required principal and accrued interest payments whether or not currently due and a carrying value (estimated fair value of the investments plus accrued interest) of $2.7 billion at December 31, 2019.
  Accretion of accretable yield on PCI investments recognized in net investment income was $170 million for the year ended December 31, 2019.

                                    MLIC-64

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Real Estate and Real Estate Joint Ventures

     The Company's real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method real estate joint ventures. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

                                                           December 31,           For the Years Ended December 31,
                                                    --------------------------- ------------------------------------
                                                        2021          2020         2021         2020        2019
                                                    ------------- ------------- ----------- -----------  -----------
Income Type                                               Carrying Value                       Income
-----------                                         --------------------------- ------------------------------------
                                                                             (In millions)
Leased real estate investments.....................  $      1,934  $      1,965  $      209  $      188   $      165
Other real estate investments......................           473           418         186         127          174
Real estate joint ventures.........................         5,466         5,095         180         (59)          62
                                                    ------------- ------------- ----------- -----------  -----------
  Total real estate and real estate joint ventures.  $      7,873  $      7,478  $      575  $      256   $      401
                                                    ============= ============= =========== ===========  ===========

   The carrying value of real estate investments acquired through foreclosure was $180 million and $18 million at December 31, 2021 and 2020, respectively.
 Depreciation expense on real estate investments was $86 million, $73 million and $62 million for the years ended December 31, 2021, 2020 and 2019, respectively. Real estate investments were net of accumulated depreciation of
 $581 million and $789 million at December 31, 2021 and 2020, respectively.

Leases

 Leased Real Estate Investments -- Operating Leases

   The Company, as lessor, leases investment real estate, principally commercial real estate for office and retail use, through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. In some circumstances, leases may include an option for the lessee to purchase the property. In addition, certain leases of retail space may stipulate that a portion of the income earned is contingent upon the level of the tenants'
 revenues. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Risk is managed through lessee credit analysis, property type diversification, and geographic diversification. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:

                                                   December 31,          For the Years Ended December 31,
                                            --------------------------- -----------------------------------
                                                2021          2020         2021        2020        2019
                                            ------------- ------------- ----------- ----------- -----------
Property Type                                     Carrying Value                      Income
-------------                               --------------------------- -----------------------------------
                                                                     (In millions)
Leased real estate investments:
  Office...................................  $        782  $        661  $       73  $       31  $       49
  Apartment................................           506           516          40          40           3
  Retail...................................           363           498          44          66          70
  Industrial...............................           260           258          52          50          42
  Land.....................................            23            23          --           1          --
  Other....................................            --             9          --          --           1
                                            ------------- ------------- ----------- ----------- -----------
    Total leased real estate investments...  $      1,934  $      1,965  $      209  $      188  $      165
                                            ============= ============= =========== =========== ===========

    Future contractual receipts under operating leases at December 31, 2021 were $141 million in 2022, $140 million in 2023, $122 million in 2024, $109 million in 2025, $93 million in 2026, $243 million thereafter and, in total, were $848 million.

                                    MLIC-65

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Leveraged and Direct Financing Leases

    The Company has diversified leveraged and direct financing lease portfolios. Its leveraged leases principally include renewable energy generation facilities, rail cars, commercial real estate and commercial aircraft, and its direct financing leases principally include renewable energy generation facilities. These assets are leased through a variety of lease arrangements, which may include options to renew or extend the lease and options for the lessee to purchase the property. Residual values are estimated using available third-party data at inception of the lease. Risk is managed through lessee credit analysis, asset allocation, geographic diversification, and ongoing reviews of estimated residual values, using available third-party data. Generally, estimated residual values are not guaranteed by the lessee or a third party.

    Investment in leveraged and direct financing leases consisted of the following at:

                                        December 31, 2021         December 31, 2020
                                    ------------------------  ------------------------
                                                   Direct                    Direct
                                     Leveraged    Financing    Leveraged    Financing
                                      Leases       Leases       Leases       Leases
                                    -----------  -----------  -----------  -----------
                                                       (In millions)
Lease receivables, net (1).........  $      542   $      141   $      597   $      210
Estimated residual values..........         560           39          573           42
                                    -----------  -----------  -----------  -----------
  Subtotal.........................       1,102          180        1,170          252
Unearned income....................        (284)         (42)        (318)         (74)
                                    -----------  -----------  -----------  -----------
  Investment in leases, before ACL.         818          138          852          178
ACL................................         (31)          (1)         (36)          (2)
                                    -----------  -----------  -----------  -----------
  Investment in leases, net of ACL.  $      787   $      137   $      816   $      176
                                    ===========  ===========  ===========  ===========
--------
(1) Future contractual receipts under direct financing leases at December 31,
    2021 were $18 million in 2022, $18 million in 2023, $18 million in 2024,
    $18 million in 2025, $16 million in 2026, $53 million thereafter and, in total, were $141 million.

    Lease receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to 10 years, but in certain circumstances can be over 10 years, while the payment periods for direct financing leases generally range from one to 12 years. For lease receivables, the primary credit quality indicator is whether the lease receivable is performing or nonperforming, which is assessed monthly. The
  Company generally defines nonperforming lease receivables as those that are
  90 days or more past due. At both December 31, 2021 and 2020, all lease receivables were performing.

    The deferred income tax liability related to leveraged leases was
  $272 million and $287 million at December 31, 2021 and 2020, respectively.

    The components of income from investment in leveraged and direct financing leases, excluding net investment gains (losses), were as follows:

                                                             For the Years Ended December 31,
                                              --------------------------------------------------------------
                                                      2021                 2020                 2019
                                              -------------------- -------------------- --------------------
                                                          Direct               Direct               Direct
                                              Leveraged  Financing Leveraged  Financing Leveraged  Financing
                                               Leases     Leases    Leases     Leases    Leases     Leases
                                              ---------- --------- ---------- --------- ---------- ---------
                                                                      (In millions)
Lease investment income......................  $      34  $     11  $      36  $     11  $      37  $     12
Less: Income tax expense.....................          7         2          8         2          8         3
                                              ---------- --------- ---------- --------- ---------- ---------
  Lease investment income, net of income tax.  $      27  $      9  $      28  $      9  $      29  $      9
                                              ========== ========= ========== ========= ========== =========

                                    MLIC-66

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    After the adoption of credit loss guidance on January 1, 2020, the Company records an allowance for expected lifetime credit loss in earnings within investment gains (losses) in an amount that represents the portion of the investment in leases that the Company does not expect to collect, resulting in the investment in leases being presented at the net amount expected to be collected. In determining the ACL, management applies significant judgment to estimate expected lifetime credit loss, including: (i) pooling leases that share similar risk characteristics, (ii) considering expected lifetime credit loss over the contractual term of the lease, and (iii) considering past events and current and forecasted economic conditions. Leases with dissimilar risk characteristics are evaluated individually for credit loss. Expected lifetime credit loss on leveraged and direct financing lease receivables is estimated using a probability of default and loss given default model, where the probability of default incorporates third party credit ratings of the lessee and the related historical default data. The Company also assesses the non-guaranteed residual values for recoverability by comparison to the current estimated fair value of the leased asset and considers other relevant market information such as independent third-party forecasts, consulting, asset brokerage and investment banking reports and data, comparable market transactions, and factors such as the competitive dynamics impacting specific industries, technological change and obsolescence, government and regulatory rules, tax policy, potential environmental liabilities and litigation.

    During the year ended December 31, 2019, prior to the adoption of credit loss guidance on January 1, 2020, lease impairment losses were recognized in earnings within investment gains (losses) as incurred. Under the incurred loss model, if all amounts due under the lease agreement would not be collected based on current information and events, an impairment loss was recognized in earnings. The impairment loss was recorded as a reduction of the investment in lease and within net investment gains (losses).

 Other Invested Assets

   Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 8), affiliated investments (see
 "-- Related Party Investment Transactions"), tax credit and renewable energy partnerships, annuities funding structured settlement claims (see Note 1), leveraged and direct financing leases (see "-- Leases -- Leveraged and Direct
 Financing Leases"), operating joint ventures (see Note 1) and FHLB common stock (see "-- Invested Assets on Deposit and Pledged as Collateral") FVO
 Securities and equity securities. See "-- Related Party Investment
 Transactions" for information regarding affiliated investments.

  Tax Credit Partnerships

   The carrying value of tax credit partnerships was $937 million and
 $1.1 billion at December 31, 2021 and 2020, respectively. Losses from tax credit partnerships included within net investment income were $197 million,
 $225 million and $240 million for the years ended December 31, 2021, 2020 and
 2019, respectively.

  FVO Securities and Equity Securities

   The following table presents FVO Securities and equity securities by security type. Common stock includes common stock and mutual funds.

                                                                   December 31,
                                  -------------------------------------------------------------------------------
                                                   2021                                    2020
                                  --------------------------------------- ---------------------------------------
                                              Net Unrealized   Estimated              Net Unrealized   Estimated
Security Type                       Cost    Gains (Losses) (1) Fair Value   Cost    Gains (Losses) (1) Fair Value
-------------                     --------- ------------------ ---------- --------- ------------------ ----------
                                                                   (In millions)
FVO Securities...................  $    598       $   250       $    848   $    544      $    144       $    688
                                  =========      ========      =========  =========     =========      =========
Equity securities
  Common stock...................  $     88       $    32       $    120   $    291      $    (73)      $    218
  Non-redeemable preferred stock.       107            (1)           106        189             2            191
                                  ---------      --------      ---------  ---------     ---------      ---------
    Total equity securities......  $    195       $    31       $    226   $    480      $    (71)      $    409
                                  =========      ========      =========  =========     =========      =========
--------
(1)Represents cumulative changes in estimated fair value, recognized in earnings, and not in OCI.

                                    MLIC-67

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Cash Equivalents

  Cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $4.7 billion and $6.8 billion, principally at estimated fair value, at
December 31, 2021 and 2020, respectively.

Net Unrealized Investment Gains (Losses)

  Unrealized investment gains (losses) on fixed maturity securities AFS and derivatives and the effect on policyholder liabilities, DAC, VOBA and DSI that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                       December 31,
                                         ----------------------------------------
                                             2021          2020          2019
                                         ------------  ------------  ------------
                                                       (In millions)
Fixed maturity securities AFS...........  $    17,586   $    24,954   $    15,177
Derivatives.............................        2,370         2,259         2,043
Other...................................          377           235           210
                                         ------------  ------------  ------------
 Subtotal...............................       20,333        27,448        17,430
                                         ------------  ------------  ------------
Amounts allocated from:
Policyholder liabilities................       (5,962)      (10,572)       (3,141)
DAC, VOBA and DSI.......................       (1,357)       (1,511)       (1,051)
                                         ------------  ------------  ------------
 Subtotal...............................       (7,319)      (12,083)       (4,192)
Deferred income tax benefit (expense)...       (2,657)       (3,190)       (2,742)
                                         ------------  ------------  ------------
Net unrealized investment gains (losses)  $    10,357   $    12,175   $    10,496
                                         ============  ============  ============

  The changes in net unrealized investment gains (losses) were as follows:

                                                                                   Years Ended December 31,
                                                                           ---------------------------------------
                                                                               2021          2020          2019
                                                                           ------------  ------------  -----------
                                                                                        (In millions)
Balance at January 1,.....................................................  $    12,175   $    10,496   $    3,897
Cumulative effects of changes in accounting principles, net of income tax.           --            --           17
Unrealized investment gains (losses) during the year......................       (7,115)       10,018       11,520
Unrealized investment gains (losses) relating to:
Policyholder liabilities..................................................        4,610        (7,431)      (2,708)
DAC, VOBA and DSI.........................................................          154          (460)        (480)
Deferred income tax benefit (expense).....................................          533          (448)      (1,750)
                                                                           ------------  ------------  -----------
Balance at December 31,...................................................  $    10,357   $    12,175   $   10,496
                                                                           ============  ============  ===========
Change in net unrealized investment gains (losses)........................  $    (1,818)  $     1,679   $    6,599
                                                                           ============  ============  ===========

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both
December 31, 2021 and 2020.

                                    MLIC-68

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Securities Lending Transactions and Repurchase Agreements

  Securities, Collateral and Reinvestment Portfolio

  A summary of these transactions and agreements accounted for as secured borrowings were as follows:

                                                                December 31,
                       ----------------------------------------------------------------------------------------------
                                            2021                                            2020
                       ----------------------------------------------- ----------------------------------------------
                           Securities (1)                                  Securities (1)
                       ------------------                              ------------------
                                               Cash                                            Cash
                                            Collateral   Reinvestment                       Collateral   Reinvestment
                                          Received from  Portfolio at                     Received from  Portfolio at
                         Estimated Fair   Counterparties   Estimated       Estimated      Counterparties  Estimated
Agreement Type               Value             (2)        Fair Value       Fair Value          (2)        Fair Value
--------------         ------------------ -------------- ------------- ------------------ -------------- ------------
                                                         (In millions)
Securities lending....    $    14,689      $    14,977    $    15,116     $    13,289      $    13,566   $    13,739
Repurchase agreements.    $     3,416      $     3,325    $     3,357     $     3,276      $     3,210   $     3,251

--------
(1)These securities are included within fixed maturity securities AFS and short-term investments.

(2)The liability for cash collateral is included within payables for collateral under securities loaned and other transactions.

Contractual Maturities

      Contractual maturities of these transactions and agreements accounted for as secured borrowings were as follows:

                                                                         December 31,
                                       ---------------------------------------------------------------------------------
                                                         2021                                     2020
                                       ---------------------------------------- ----------------------------------------
                                                 Remaining Maturities                     Remaining Maturities
                                       ---------------------------------------- ----------------------------------------
                                                        Over 1  Over 6                           Over 1  Over 6
                                                        Month   Months                           Month   Months
                                                1 Month  to 6    to 1                    1 Month  to 6    to 1
Security Type                          Open (1) or Less Months   Year   Total   Open (1) or Less Months   Year   Total
-------------                          -------- ------- ------- ------ -------- -------- ------- ------- ------ --------
                                                                         (In millions)
Cash collateral liability by security
 type:
  Securities lending:
    U.S. government and agency........ $ 3,996  $ 5,279 $ 5,702  $ --  $ 14,977 $ 1,705  $ 8,768 $ 3,093  $ --  $ 13,566

  Repurchase agreements:
    U.S. government and agency........ $    --  $ 3,325 $    --  $ --  $  3,325 $    --  $ 3,210 $    --  $ --  $  3,210

--------
(1)The related security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.

  If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell investments to meet the return obligation, it may have difficulty selling such collateral that is invested in a timely manner, be forced to sell investments in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.

  The securities lending and repurchase agreements reinvestment portfolios consist principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short-term investments, cash equivalents or cash. If the securities or the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities are put back by the counterparty.

                                    MLIC-69

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Invested Assets on Deposit and Pledged as Collateral

   Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value and were as follows at:

                                                                   December 31,
                                                              -----------------------
                                                                 2021        2020
                                                              ----------- -----------
                                                                   (In millions)
Invested assets on deposit (regulatory deposits)............. $       118 $       123
Invested assets pledged as collateral (1)....................      20,390      22,405
                                                              ----------- -----------
  Total invested assets on deposit and pledged as collateral. $    20,508 $    22,528
                                                              =========== ===========
--------
(1) The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3), derivative transactions (see Note 8) and secured debt (see Note 11).

  See "-- Securities Lending Transactions and Repurchase Agreements" for
information regarding securities supporting securities lending transactions and repurchase agreements and Note 6 for information regarding investments designated to the closed block. In addition, the Company's investment in FHLB common stock, included within other invested assets, which is considered restricted until redeemed by the issuers, was $718 million and $765 million, at redemption value, at December 31, 2021 and 2020, respectively.

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of private equity funds, hedge funds, real estate joint ventures and real estate funds. The portion of these investments accounted for under the equity method had a carrying value of $16.1 billion at December 31, 2021. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $3.3 billion at December 31, 2021. Except for certain real estate joint ventures and certain funds, the Company's investments in its remaining real estate funds and other limited partnership interests are generally of a passive nature in that the
Company does not participate in the management of the entities.

  As described in Note 1, the Company generally recognizes its share of earnings in its equity method investments within net investment income using a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the
Company's reporting period. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income
(loss) for the three most recent annual periods.

  The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  Aggregate total assets of these entities totaled $1.0 trillion and
$593.9 billion at December 31, 2021 and 2020, respectively. Aggregate total liabilities of these entities totaled $126.4 billion and $80.5 billion at
December 31, 2021 and 2020, respectively. Aggregate net income (loss) of these entities totaled $218.6 billion, $34.4 billion and $40.9 billion for the years ended December 31, 2021, 2020 and 2019, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.
The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity.

                                    MLIC-70

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Consolidated VIEs

    Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

    The following table presents the total assets and total liabilities relating to investment related VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at:

                                                                                       December 31,
                                                                       ---------------------------------------------
                                                                                2021                   2020
                                                                       ---------------------- ----------------------
                                                                         Total       Total      Total       Total
Asset Type                                                               Assets   Liabilities   Assets   Liabilities
----------                                                             ---------- ----------- ---------- -----------
                                                                                       (In millions)
Real estate joint ventures (1)........................................ $    1,094   $    --   $    1,435   $   --
Investment funds (primarily mortgage loans) (2).......................        226        --          201       --
Other (primarily other invested assets and cash and cash equivalents).        101        --            4        5
Renewable energy partnership (primarily other invested assets)........         79        --           87       --
                                                                       ---------- ----------- ---------- -----------
  Total............................................................... $    1,500   $    --   $    1,727   $    5
                                                                       ========== =========== ========== ===========
--------
(1) The Company's investment in affiliated real estate joint ventures was $1.0 billion and $1.3 billion at December 31, 2021 and 2020, respectively. Other affiliates' investments in these affiliated real estate joint ventures were
    $112 million and $130 million at December 31, 2021 and 2020, respectively.

(2) The Company's investment in affiliated investment funds was $187 million and $164 million, at December 31, 2021 and 2020, respectively. Other affiliates' investments in these affiliated investment funds were $39 million and $37 million at December 31, 2021 and 2020, respectively.

  Unconsolidated VIEs

    The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                          December 31,
                                     -------------------------------------------------------
                                                2021                        2020
                                     --------------------------- ---------------------------
                                                      Maximum                     Maximum
                                        Carrying     Exposure       Carrying     Exposure
Asset Type                              Amount       to Loss (1)    Amount       to Loss (1)
----------                           ------------- ------------- ------------- -------------
                                                          (In millions)
Fixed maturity securities AFS (2)... $      43,653 $      43,653 $      43,708 $      43,708
Other limited partnership interests.         8,005        11,057         5,247         8,589
Other invested assets...............         1,605         1,815         1,436         1,517
Real estate joint ventures..........            97           100            18            21
                                     ------------- ------------- ------------- -------------
  Total............................. $      53,360 $      56,625 $      50,409 $      53,835
                                     ============= ============= ============= =============
--------
(1) The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties.
    For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $5 million and $3 million at December 31,
    2021 and 2020, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

                                    MLIC-71

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

(2) For variable interests in Structured Products included within fixed maturity securities AFS, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

    As described in Note 16, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2021, 2020 and
  2019.

    The Company securitizes certain residential mortgage loans and acquires an interest in the related RMBS issued. While the Company has a variable interest in the issuer of the securities, it is not the primary beneficiary of the issuer of the securities since it does not have any rights to remove the servicer or veto rights over the servicer's actions. The resulting gains
  (losses) from the securitizations are included within net investment gains
  (losses). The estimated fair value of the related RMBS acquired in connection with the securitizations is included in the carrying amount and maximum exposure to loss for Structured Products presented in the table above.

    The Company did not securitize any loans during 2021. The carrying value and the estimated fair value of residential mortgage loans securitized during the year ended December 31, 2020 were $308 million and $313 million, respectively. Gains on securitizations were $5 million and $24 million for the years ended December 31, 2020 and 2019, respectively, which are included within net investment gains (losses). The estimated fair value of RMBS acquired in connection with these securitizations was $0 and $43 million at
  December 31, 2021 and 2020, respectively.

    See Note 9 for information on how the estimated fair value of mortgage loans and RMBS is determined, the valuation approaches and key inputs, their placement in the fair value hierarchy, and for certain RMBS, quantitative information about the significant unobservable inputs and the sensitivity of their estimated fair value to changes in those inputs.

Net Investment Income

   The composition of net investment income by asset type was as follows:

                                                       For the Years Ended December 31,
                                                   -----------------------------------------
Asset Type                                             2021          2020          2019
----------                                         ------------- ------------- -------------
                                                                 (In millions)
Fixed maturity securities AFS.....................   $     6,101   $     6,535   $     7,015
Equity securities.................................            16            25            35
Mortgage loans....................................         2,661         2,836         3,147
Policy loans......................................           292           305           307
Real estate and real estate joint ventures........           575           256           401
Other limited partnership interests...............         3,161           633           545
Cash, cash equivalents and short-term investments.            11            77           183
FVO Securities....................................           102            48            74
Operating joint venture...........................            65            80            69
Other.............................................           142           154           221
                                                   ------------- ------------- -------------
  Subtotal investment income......................        13,126        10,949        11,997
Less: Investment expenses.........................           640           699         1,024
                                                   ------------- ------------- -------------
  Net investment income...........................   $    12,486   $    10,250   $    10,973
                                                   ============= ============= =============

    Net investment income included realized and unrealized gains (losses), recognized in earnings, of $190 million,$96 million, and $108 million for the years ended December 31, 2021, 2020 and 2019, respectively. The amount includes realized gains (losses) on sales and disposals, primarily related to
  FVO Securities, of $22 million, $2 million and $20 million for the years ended December 31, 2021, 2020 and 2019, respectively. The amount also includes unrealized gains (losses), representing changes in estimated fair value, recognized in earnings, primarily related to FVO Securities, of
  $168 million, $94 million, and $88 million for the years ended December 31,
  2021, 2020 and 2019, respectively.

                                    MLIC-72

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    Changes in estimated fair value subsequent to purchase of equity-linked notes included within FVO Securities, still held at the end of the respective periods and included in net investment income were $77 million, $46 million and $74 million for the years ended December 31, 2021, 2020 and 2019, respectively.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

    Net investment income from equity method investments, comprised primarily of real estate joint ventures, other limited partnership interests, tax credit and renewable energy partnerships and an operating joint venture, was
  $3.2 billion, $427 million and $458 million for the years ended December 31,
  2021, 2020 and 2019, respectively.

Net Investment Gains (Losses)

  Net Investment Gains (Losses) by Asset Type and Transaction Type

    The composition of net investment gains (losses) by asset type and transaction type was as follows:

                                                                                                 Years Ended December 31,
                                                                                             --------------------------
Asset Type                                                                                      2021      2020     2019
----------                                                                                   --------   ------  --------
                                                                                                    (In millions)
Fixed maturity securities AFS...............................................................  $   (49)   $ (58)  $    12
Equity securities...........................................................................       40      (76)       50
Mortgage loans..............................................................................      (34)    (188)      (13)
Real estate and real estate joint ventures (excluding changes in estimated fair value)......      568        7       396
Other limited partnership interests (excluding changes in estimated fair value).............      (15)     (12)        3
Other gains (losses)........................................................................      109      293       (46)
                                                                                             --------   ------  --------
  Subtotal..................................................................................      619      (34)      402
Change in estimated fair value of other limited partnership interests and real estate joint
 ventures...................................................................................       45       (5)      (15)
Non-investment portfolio gains (losses).....................................................      (12)     (34)      (41)
                                                                                             --------   ------  --------
  Subtotal..................................................................................       33      (39)      (56)
                                                                                             --------   ------  --------
    Net investment gains (losses)...........................................................  $   652    $ (73)  $   346
                                                                                             ========   ======  ========

Transaction Type
----------------
Realized gains (losses) on investments sold or disposed.....................................  $   579    $ 306   $   517
Impairment (losses).........................................................................      (24)     (50)     (142)
Recognized gains (losses):
  Change in allowance for credit loss recognized in earnings................................      (41)    (204)      (10)
  Unrealized net gains (losses) recognized in earnings......................................      150      (91)       22
                                                                                             --------   ------  --------
    Total recognized gains (losses).........................................................      664      (39)      387
                                                                                             --------   ------  --------
Non-investment portfolio gains (losses).....................................................      (12)     (34)      (41)
                                                                                             --------   ------  --------
    Net investment gains (losses)...........................................................  $   652    $ (73)  $   346
                                                                                             ========   ======  ========

   Net realized investment gains (losses) of $601 million, $308 million and
$537 million for the years ended December 31, 2021, 2020 and 2019, respectively, represent realized gains (losses) on sales and disposals from all invested asset classes, including realized gains (losses) on sales and disposals recognized in net investment income, primarily related to FVO
Securities.

  Changes in estimated fair value subsequent to purchase of equity securities still held as of the end of the period included in net investment gains
(losses) were $10 million, ($80) million and $31 million for the years ended
December 31, 2021, 2020 and 2019, respectively.

  Other gains (losses) included $91 million and $128 million reclassified from
AOCI to earnings due to the sale of certain investments that were hedged in qualifying cash flow hedges for the years ended December 31, 2021 and 2020, respectively.

                                    MLIC-73

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Other gains (losses) also included a leveraged lease gain of $87 million for the year ended December 31, 2020; and tax credit partnership impairment
(losses) of ($92) million, and a renewable energy partnership disposal gain of
$46 million for the year ended December 31, 2019.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

    Net investment gains (losses) includes gains (losses) from foreign currency transactions of $62 million, ($19) million and ($57) million for the years ended December 31, 2021, 2020 and 2019, respectively.

  Fixed Maturity Securities AFS and Equity Securities -- Composition of Net
  Investment Gains (Losses)

    The composition of net investment gains (losses) for these securities is as follows:

                                                                               For the Years Ended December 31,
                                                                            -------------------------------------
Fixed Maturity Securities AFS                                                   2021         2020         2019
-----------------------------                                               -----------  -----------  -----------
                                                                                        (In millions)
Proceeds...................................................................  $   27,587   $   20,453   $   32,175
                                                                            ===========  ===========  ===========
Gross investment gains.....................................................  $      232   $      419   $      392
Gross investment (losses)..................................................        (256)        (376)        (341)
                                                                            -----------  -----------  -----------
  Realized gains (losses) on sales and disposals...........................         (24)          43           51
Net credit loss (provision) release (change in ACL recognized in earnings).          (1)         (51)          --
Impairment (loss) (1), (2).................................................         (24)         (50)         (39)
                                                                            -----------  -----------  -----------
  Net credit loss (provision) release and impairment (loss)................         (25)        (101)         (39)
                                                                            -----------  -----------  -----------
    Net investment gains (losses)..........................................  $      (49)  $      (58)  $       12
                                                                            ===========  ===========  ===========

Equity Securities
-----------------
Realized gains (losses) on sales and disposals.............................  $      (61)  $       10   $       12
Unrealized net gains (losses) recognized in earnings.......................         101          (86)          38
                                                                            -----------  -----------  -----------
Net investment gains (losses)..............................................  $       40   $      (76)  $       50
                                                                            ===========  ===========  ===========
--------
(1) Impairment (loss) by sector for industrial corporate, consumer corporate, foreign government securities and RMBS for the year ended December 31, 2019 were ($19) million, ($16) million, ($2) million, and ($2) million, respectively. Due to the adoption of credit loss guidance on January 1,
    2020, prior period OTTI (loss) is presented as impairment (loss).

(2) After adoption of new guidance on January 1, 2020, impairment (loss) was comprised of intent-to-sell and direct write down losses; prior to
    January 1, 2020, it was comprised of OTTI losses and intent-to-sell losses.

  Related Party Investment Transactions

   The Company transfers invested assets primarily consisting of fixed maturity securities AFS, mortgage loans and real estate and real estate joint ventures to and from affiliates. Invested assets transferred were as follows:

                                                                         Years Ended December 31,
                                                                     ----------------------------
                                                                      2021      2020     2019
                                                                      -------    -----    -----
                                                                        (In millions)
Estimated fair value of invested assets transferred to affiliates...  $  795     $393     $ --
Amortized cost of invested assets transferred to affiliates.........  $  776     $379     $ --
Net investment gains (losses) recognized on transfers...............  $   19     $ 14     $ --
Estimated fair value of invested assets transferred from affiliates.  $1,346     $381     $ 46

                                    MLIC-74

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Recurring related party investments and related net investment income were as follows at and for the periods ended:

                                                                     December 31,    Years Ended December 31,
                                                                   ----------------- ------------------------
                                                                     2021     2020    2021     2020    2019
                                                                   -------- -------- -----    -----   -----
Investment Type/Balance Sheet
Category                                 Related Party              Carrying Value   Net Investment Income
-----------------------------  ----------------------------------- ----------------- ------------------------
                                                                              (In millions)
 Affiliated investments (1)... MetLife, Inc.                       $  1,399 $  1,643 $  31    $  35   $  34
 Affiliated investments (2)... American Life Insurance Company          100      100     2        3       3
                               Metropolitan Property and Casualty
 Affiliated investments (3)... Insurance Company                         --      315     1        6      11
                                                                   -------- --------  -----    -----   -----
 Other invested assets........                                     $  1,499 $  2,058 $  34    $  44   $  48
                                                                   ======== ========  =====    =====   =====
--------
(1) Represents an investment in affiliated senior unsecured notes which have maturity dates from July 2023 to December 2031 and bear interest, payable semi-annually, at rates per annum ranging from 1.60% to 1.85%. In July
    2021, (Yen)38.4 billion (the equivalent of $351 million) of 2.97%
    affiliated senior unsecured notes matured and were refinanced with the following senior unsecured notes: (i) (Yen)7.8 billion 1.61% due July 2026,
    (ii) (Yen)11.5 billion 1.76% due July 2028 and (iii) (Yen)19.1 billion
    1.85% due July 2031. In December 2021, (Yen)51.0 billion (the equivalent of
    $467 million) of 3.14% affiliated senior unsecured notes matured of which
    (Yen)40.9 billion (the equivalent of $372 million) were refinanced with the following senior unsecured notes: (i) (Yen)19.1 billion 1.72% due December
    2028, (ii) (Yen)21.8 billion 1.85% due December 2031, and, of which
    (Yen)10.1 billion (the equivalent of $95 million) were paid off at maturity.

(2) Represents an affiliated surplus note which matures in June 2025 and bears interest, payable semi-annually, at a rate per annum of 1.88%.

(3) Represents an investment in affiliated preferred stock which was redeemed at par plus accrued dividends in April 2021.

  The Company incurred investment advisory charges from an affiliate of
$292 million, $280 million and $299 million for the years ended December 31,
2021, 2020, and 2019, respectively.

    See "-- Variable Interest Entities" for information on investments in affiliated real estate joint ventures and affiliated investment funds.

    See Note 5 "-- Related Party Reinsurance Transactions" for information about affiliated funds withheld.

8. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 9 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two
counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the
Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

                                    MLIC-75

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, interest rate total return swaps, caps, floors, swaptions, futures and forwards.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.

  The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. government and agency, or other fixed maturity securities AFS. Structured interest rate swaps are included in interest rate swaps and are not designated as hedging instruments.

  Interest rate total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. Interest rate total return swaps are used by the Company to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate total return swaps in nonqualifying hedging relationships.

  The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.

  In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap)
futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance, and to hedge minimum guarantees embedded in certain variable annuity products issued by the
Company. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.

  Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions.
The Company utilizes swaptions in nonqualifying hedging relationships.
Swaptions are included in interest rate options.

  The Company enters into interest rate forwards to buy and sell securities.
The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and nonqualifying hedging relationships.

  A synthetic GIC is a contract that simulates the performance of a traditional
GIC through the use of financial instruments. The contractholder owns the underlying assets, and the Company provides a guarantee (or "wrap") on the participant funds for an annual risk charge. The Company's maximum exposure to loss on synthetic GICs is the notional amount, in the event the

                                    MLIC-76

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

values of all of the underlying assets were reduced to zero. The Company's risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contractholder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.

Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

  In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

Credit Derivatives

  The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors.
In each case, payout on a credit default swap is triggered only after the relevant third party, Credit Derivatives Determinations Committee determines that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.

  The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.

  The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these transactions as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

Equity Derivatives

  The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and equity total return swaps.

  Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company.
To hedge against adverse changes in equity indices, the Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price.
Certain of these contracts may also contain

                                    MLIC-77

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

settlement provisions linked to interest rates. In certain instances, the
Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.

  Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company.
In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.

  In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.
Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The
Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.

  In an equity total return swap, the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses equity total return swaps to hedge its equity market guarantees in certain of its insurance products. Equity total return swaps can be used as hedges or to synthetically create investments. The
Company utilizes equity total return swaps in nonqualifying hedging relationships.

                                    MLIC-78

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

Primary Risks Managed by Derivatives

   The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                       December 31,
                                                            -------------------------------------------------------------------
                                                                          2021                              2020
                                                            --------------------------------- ---------------------------------
                                                                        Estimated Fair Value              Estimated Fair Value
                                                                       ----------------------            ----------------------
                                                              Gross                             Gross
                                                             Notional                          Notional
                          Primary Underlying Risk Exposure    Amount    Assets    Liabilities   Amount    Assets    Liabilities
                          --------------------------------  ---------- --------- ------------ ---------- --------- ------------
                                                                                       (In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps...... Interest rate                      $   3,540  $  2,163   $      6    $   3,175  $  3,224   $      4
Foreign currency swaps... Foreign currency exchange rate           764         8         22        1,049         5         76
                                                            ---------- ---------  ---------   ---------- ---------  ---------
 Subtotal................                                        4,304     2,171         28        4,224     3,229         80
                                                            ---------- ---------  ---------   ---------- ---------  ---------
Cash flow hedges:
Interest rate swaps...... Interest rate                          4,079         4          1        4,400        14         --
Interest rate forwards... Interest rate                          3,058        69          1        5,081       489         --
Foreign currency swaps... Foreign currency exchange rate        28,772     1,317        966       28,017     1,102      1,353
                                                            ---------- ---------  ---------   ---------- ---------  ---------
 Subtotal................                                       35,909     1,390        968       37,498     1,605      1,353
                                                            ---------- ---------  ---------   ---------- ---------  ---------
 Total qualifying hedges.                                       40,213     3,561        996       41,722     4,834      1,433
                                                            ---------- ---------  ---------   ---------- ---------  ---------
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps...... Interest rate                         21,565     3,206         59       30,512     3,041          7
Interest rate floors..... Interest rate                          7,701       145         --       12,701       350         --
Interest rate caps....... Interest rate                         64,309       117         --       40,104        13         --
Interest rate futures.... Interest rate                            515        --         --          406        --         --
Interest rate options.... Interest rate                          9,703       364         --       15,337       174         --
Interest rate forwards... Interest rate                            265        --         20          265        --          9
Interest rate total
 return swaps............ Interest rate                          1,048         9          4        1,048        --         59
Synthetic GICs........... Interest rate                         11,307        --         --       11,739        --         --
Foreign currency swaps... Foreign currency exchange rate         4,800       340         75        5,596       292        238
Foreign currency forwards Foreign currency exchange rate         1,902        11         13        1,236         9         18
Credit default swaps --
 purchased............... Credit                                   956        12          8          886         8          9
Credit default swaps --
 written................. Credit                                 6,074       111         12        6,961       126         --
Equity futures........... Equity market                          1,751         5         --        2,591        --         16
Equity index options..... Equity market                         26,800       714        166       19,601       459        189
Equity variance swaps.... Equity market                            425        12         10          425        11          9
Equity total return swaps Equity market                          2,148        11         46        2,542         1        274
                                                            ---------- ---------  ---------   ---------- ---------  ---------
 Total non-designated or nonqualifying derivatives........     161,269     5,057        413      151,950     4,484        828
                                                            ---------- ---------  ---------   ---------- ---------  ---------
 Total....................................................   $ 201,482  $  8,618   $  1,409    $ 193,672  $  9,318   $  2,261
                                                            ========== =========  =========   ========== =========  =========

  Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2021 and 2020. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the
Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps and interest rate swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

                                    MLIC-79

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

The Effects of Derivatives on the Consolidated Statements of Operations and
Comprehensive Income (Loss)

  The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

                                                                           Year Ended December 31, 2021
                                                       -------------------------------------------------------------------
                                                                                                       Interest
                                                                     Net        Net                  Credited to
                                                          Net     Investment Derivative Policyholder Policyholder
                                                       Investment   Gains      Gains    Benefits and   Account
                                                         Income    (Losses)   (Losses)     Claims      Balances      OCI
                                                       ---------- ---------- ---------- ------------ ------------ --------
                                                                                  (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1).....  $      6   $    --    $     --    $   (455)   $      --        N/A
Hedged items..........................................        (6)       --          --         405           --        N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1).....        49        --          --          --           --        N/A
Hedged items..........................................       (43)       --          --          --           --        N/A
                                                       ---------- ---------- ---------- ------------ ------------ --------
  Subtotal............................................         6        --          --         (50)          --        N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.............       N/A       N/A         N/A         N/A          N/A   $   (570)
Amount of gains (losses) reclassified from AOCI into
 income...............................................        57        87          --          --           --       (144)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.............       N/A       N/A         N/A         N/A          N/A        600
Amount of gains (losses) reclassified from AOCI into
 income...............................................         4      (229)         --          --           --        225
Foreign currency transaction gains (losses) on hedged
 items................................................        --       227          --          --           --         --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI.............       N/A       N/A         N/A         N/A          N/A         --
Amount of gains (losses) reclassified from AOCI into
 income...............................................        --        --          --          --           --         --
                                                        --------   -------    --------    --------    ---------   --------
  Subtotal............................................        61        85          --          --           --        111
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1).........................         2        --      (1,523)         --           --        N/A
Foreign currency exchange rate derivatives (1)........        --        --         264          --           --        N/A
Credit derivatives -- purchased (1)...................        --        --           2          --           --        N/A
Credit derivatives -- written (1).....................        --        --          23          --           --        N/A
Equity derivatives (1)................................        (1)       --      (1,043)       (265)          --        N/A
Foreign currency transaction gains (losses) on hedged
 items................................................        --        --         (65)         --           --        N/A
                                                        --------   -------    --------    --------    ---------   --------
  Subtotal............................................         1        --      (2,342)       (265)          --        N/A
Earned income on derivatives..........................       167        --         645         206         (159)        --
Embedded derivatives (2)..............................       N/A       N/A         733          --          N/A        N/A
                                                       ---------- ---------- ---------- ------------ ------------ --------
  Total...............................................  $    235   $    85    $   (964)   $   (109)   $    (159)  $    111
                                                       ========== ========== ========== ============ ============ ========

                                    MLIC-80

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

                                                                       Year Ended December 31, 2020
                                                   -------------------------------------------------------------------
                                                                                                   Interest
                                                                 Net        Net                  Credited to
                                                      Net     Investment Derivative Policyholder Policyholder
                                                   Investment   Gains      Gains    Benefits and   Account
                                                     Income    (Losses)   (Losses)     Claims      Balances      OCI
                                                   ---------- ---------- ---------- ------------ ------------ --------
                                                                              (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1).  $    (10)  $     --   $     --    $    360     $     --        N/A
Hedged items......................................        12         --         --        (399)          --        N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1).       (45)        --         --          --           --        N/A
Hedged items......................................        43         --         --          --           --        N/A
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................        --         --         --         (39)          --        N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A   $  1,268
Amount of gains (losses) reclassified from AOCI
 into income......................................        36        121         --          --           --       (157)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A       (124)
Amount of gains (losses) reclassified from AOCI
 into income......................................         3        768         --          --           --       (771)
Foreign currency transaction gains (losses) on
 hedged items.....................................        --       (680)        --          --           --         --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A         --
Amount of gains (losses) reclassified from AOCI
 into income......................................        --         --         --          --           --         --
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................        39        209         --          --           --        216
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1).....................        (6)        --      1,999          --           --        N/A
Foreign currency exchange rate derivatives (1)....        --         --       (371)         --           --        N/A
Credit derivatives -- purchased (1)...............        --         --         (6)         --           --        N/A
Credit derivatives -- written (1).................        --         --        (78)         --           --        N/A
Equity derivatives (1)............................        (2)        --       (973)       (238)          --        N/A
Foreign currency transaction gains (losses) on
 hedged items.....................................        --         --         91          --           --        N/A
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................        (8)        --        662        (238)          --        N/A
Earned income on derivatives......................       239         --        633         186         (152)        --
Embedded derivatives (2)..........................       N/A        N/A       (557)         --          N/A        N/A
                                                    --------   --------   --------    --------     --------   --------
  Total...........................................  $    270   $    209   $    738    $    (91)    $   (152)  $    216
                                                    ========   ========   ========    ========     ========   ========

                                    MLIC-81

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

                                                                       Year Ended December 31, 2019
                                                   -------------------------------------------------------------------
                                                                                                   Interest
                                                                 Net        Net                  Credited to
                                                      Net     Investment Derivative Policyholder Policyholder
                                                   Investment   Gains      Gains    Benefits and   Account
                                                     Income    (Losses)   (Losses)     Claims      Balances      OCI
                                                   ---------- ---------- ---------- ------------ ------------ --------
                                                                              (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1).  $     (2)  $     --   $     --    $    339     $      1        N/A
Hedged items......................................         4         --         --        (369)          --        N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1).       (54)        --         --          --           --        N/A
Hedged items......................................        54         --         --          --           --        N/A
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................         2         --         --         (30)           1        N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A   $    605
Amount of gains (losses) reclassified from AOCI
 into income......................................        23          4         --          --           --        (27)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A        (67)
Amount of gains (losses) reclassified from AOCI
 into income......................................        (3)       212         --          --           --       (209)
Foreign currency transaction gains (losses) on
 hedged items.....................................        --       (211)        --          --           --         --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A         --
Amount of gains (losses) reclassified from AOCI
 into income......................................         1         --         --          --           --         (1)
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................        21          5         --          --           --        301
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1).....................        (3)        --        720          --           --        N/A
Foreign currency exchange rate derivatives (1)....        --         --        (49)         --           --        N/A
Credit derivatives -- purchased (1)...............        --         --        (25)         --           --        N/A
Credit derivatives -- written (1).................        --         --        172          --           --        N/A
Equity derivatives (1)............................        --         --       (944)       (150)          --        N/A
Foreign currency transaction gains (losses) on
 hedged items.....................................        --         --         (4)         --           --        N/A
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................        (3)        --       (130)       (150)          --        N/A
Earned income on derivatives......................       270         --        272         135         (147)        --
Embedded derivatives (2)..........................       N/A        N/A       (430)         --          N/A        N/A
                                                    --------   --------   --------    --------     --------   --------
  Total...........................................  $    290   $      5   $   (288)   $    (45)    $   (146)  $    301
                                                    ========   ========   ========    ========     ========   ========

--------
(1)Excludes earned income on derivatives.

(2)The valuation of guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $27 million, $7 million and ($16)
   million for the years ended December 31, 2021, 2020 and 2019, respectively.

                                    MLIC-82

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

Fair Value Hedges

  The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

  The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

                                                                            Cumulative Amount
                                                                    of Fair Value Hedging Adjustments
                                     Carrying Amount of the        Included in the Carrying Amount of
                                             Hedged                              Hedged
Balance Sheet Line Item               Assets/(Liabilities)              Assets/(Liabilities) (1)
------------------------------ ----------------------------------  ----------------------------------
                               December 31, 2021 December 31, 2020 December 31, 2021 December 31, 2020
                               ----------------- ----------------- ----------------- -----------------
                                                            (In millions)
Fixed maturity securities AFS.     $    366          $    461           $    (1)         $     (1)
Mortgage loans................     $    617          $    925           $     3          $     20
Future policy benefits........     $ (4,735)         $ (5,512)          $  (877)         $ (1,307)
-------------
(1)Includes ($161) million and ($1) million of hedging adjustments on discontinued hedging relationships at December 31, 2021 and 2020, respectively.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring.
Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $6 million, $45 million, and
$51 million for the years ended December 31, 2021, 2020 and 2019, respectively.

  At December 31, 2021 and 2020, the maximum length of time over which the
Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed seven years and eight years, respectively.

  At December 31, 2021 and 2020, the balance in AOCI associated with cash flow hedges was $2.4 billion and $2.3 billion, respectively.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2021, the Company expected to reclassify ($21) million of deferred net gains (losses) on derivatives in AOCI, to earnings within the next
12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions, the
Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps.

                                    MLIC-83

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                          December 31,
                                          -----------------------------------------------------------------------------
                                                           2021                                   2020
                                          -------------------------------------- --------------------------------------
                                                        Maximum                                Maximum
                                          Estimated      Amount                  Estimated      Amount
                                          Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                          of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced    Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                      Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
----------------------------------------- ---------- -------------- ------------ ---------- -------------- ------------
                                                                      (Dollars in millions)
Aaa/Aa/A
Single name credit default swaps (3).....  $     --   $         10         2.5    $     --   $         54         0.6
Credit default swaps referencing indices.        17          1,191         2.5          27          1,779         2.5
                                          ---------  -------------               ---------  -------------
  Subtotal...............................        17          1,201         2.5          27          1,833         2.4
                                          ---------  -------------               ---------  -------------
Baa
Single name credit default swaps (3).....         1             60         3.3           2            174         2.1
Credit default swaps referencing indices.        90          4,698         5.1          97          4,954         5.3
                                          ---------  -------------               ---------  -------------
  Subtotal...............................        91          4,758         5.1          99          5,128         5.2
                                          ---------  -------------               ---------  -------------
Ba
Single name credit default swaps (3).....         1             65         0.5          --             --          --
Credit default swaps referencing indices.       (1)             20         5.0          --             --          --
                                          ---------  -------------               ---------  -------------
  Subtotal...............................        --             85         1.5          --             --          --
                                          ---------  -------------               ---------  -------------
Caa3
Credit default swaps referencing indices.       (9)             30         4.5          --             --          --
                                          ---------  -------------               ---------  -------------
  Subtotal...............................       (9)             30         4.5          --             --          --
                                          ---------  -------------               ---------  -------------
  Total..................................  $     99   $      6,074         4.6    $    126   $      6,961         4.5
                                          =========  =============               =========  =============
-------------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and
   Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

(3)Single name credit default swaps may be referenced to the credit of corporations, foreign governments, or municipals.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties in jurisdictions in which it understands that close-out netting should be enforceable and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are governed by the International Swaps and Derivatives Association, Inc.
("ISDA") Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, close-out netting permits the Company (subject to financial regulations such as the Orderly
Liquidation Authority under Title II of Dodd-Frank) to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions and to apply collateral to the

                                    MLIC-84

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

obligations without application of the automatic stay, upon the counterparty's bankruptcy. All of the Company's ISDA Master Agreements also include Credit
Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives as required by applicable law. Additionally, effective September 1, 2021, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third party custodians.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by brokers and central clearinghouses to such derivatives.

  See Note 9 for a description of the impact of credit risk on the valuation of derivatives.

  The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                                  December 31,
                                                                               --------------------------------------------------
                                                                                         2021                      2020
                                                                               ------------------------  ------------------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement      Assets    Liabilities     Assets    Liabilities
----------------------------------------------------------------------------   -----------  -----------  -----------  -----------
                                                                                                 (In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1).............................................................  $    8,602   $    1,379   $    9,244   $    2,192
OTC-cleared (1)...............................................................         104            8          139            6
Exchange-traded...............................................................           5           --           --           16
                                                                               -----------  -----------  -----------  -----------
 Total gross estimated fair value of derivatives presented on the
   consolidated balance sheets (1)............................................       8,711        1,387        9,383        2,214
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral.................................................................      (1,364)      (1,364)      (1,996)     (1,996)
OTC-cleared...................................................................          (3)          (3)          (5)         (5)
Cash collateral: (3), (4)
OTC-bilateral.................................................................      (6,414)          --       (6,073)          --
OTC-cleared...................................................................         (91)          --          (98)          --
Securities collateral: (5)
OTC-bilateral.................................................................        (767)         (14)      (1,115)       (188)
OTC-cleared...................................................................          --           (5)          --          (1)
Exchange-traded...............................................................          --           --           --         (16)
                                                                               -----------  -----------  -----------  -----------
 Net amount after application of master netting agreements and collateral.....  $       72   $        1   $       96   $        8
                                                                               ===========  ===========  ===========  ===========
--------
(1)At December 31, 2021 and 2020, derivative assets included income (expense)
   accruals reported in accrued investment income or in other liabilities of
   $93 million and $65 million, respectively, and derivative liabilities included (income) expense accruals reported in accrued investment income or in other liabilities of ($22) million and ($47) million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the centralized clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.

                                    MLIC-85

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2021 and 2020, the Company received excess cash collateral of $60 million and $175 million, respectively, and provided no excess cash collateral for either period.

(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2021, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2021 and 2020, the Company received excess securities collateral with an estimated fair value of $47 million and $150 million, respectively, for its
   OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2021 and 2020, the Company provided excess securities collateral with an estimated fair value of $95 million and $185 million, respectively, for its OTC-bilateral derivatives,
   $584 million and $1.4 billion, respectively, for its OTC-cleared derivatives, and $106 million and $188 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount.
All of the Company's netting agreements for derivatives contain provisions that require both Metropolitan Life Insurance Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit rating were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

   The following table presents the estimated fair value of the Company's
OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

                                                                       December 31,
                                                                     --------------------------------
                                                                         2021             2020
                                                                     --------         --------
                                                                     Derivatives Subject to Financial
                                                                     Strength-Contingent Provisions
                                                                     --------------------------------
                                                                       (In millions)
Estimated fair value of derivatives in a net liability position (1). $    15          $    196
Estimated fair value of collateral provided:
Fixed maturity securities AFS....................................... $    17          $    239
-------------
(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.

                                    MLIC-86

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                          December 31,
                                                                                      ---------------------
                                                          Balance Sheet Location         2021       2020
                                                       ------------------------------ ---------- ----------
                                                                                          (In millions)
Embedded derivatives within liability host contracts:
Direct guaranteed minimum benefits.................... Policyholder account balances.  $     257  $     488
Assumed guaranteed minimum benefits................... Policyholder account balances.          5          5
Funds withheld on ceded reinsurance (including
 affiliated).......................................... Other liabilities.............      1,072      1,428
Fixed annuities with equity indexed returns........... Policyholder account balances.        165        139
Other guarantees...................................... Policyholder account balances.         --          1
                                                                                      ---------- ----------
  Embedded derivatives within liability host contracts.............................    $   1,499  $   2,061
                                                                                      ========== ==========

9. Fair Value

  When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The
Company's ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                                    MLIC-87

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

                                                                                    December 31, 2021
                                                          ---------------------------------------------------------------------
                                                                         Fair Value Hierarchy
                                                          ---------------------------------------------------
                                                                                                                   Total
                                                                                                                 Estimated
                                                              Level 1           Level 2          Level 3         Fair Value
                                                          ---------------- ----------------- ---------------- -----------------
                                                                                      (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate...........................................  $            --  $         51,290  $         7,112  $         58,402
U.S. government and agency...............................           15,041            16,181               --            31,222
Foreign corporate........................................               --            21,862            7,823            29,685
RMBS.....................................................                7            20,333            2,805            23,145
ABS......................................................               --            11,455            1,424            12,879
Municipals...............................................               --             8,728               --             8,728
CMBS.....................................................               --             6,507              371             6,878
Foreign government.......................................               --             4,934               12             4,946
                                                          ---------------- ----------------- ---------------- -----------------
  Total fixed maturity securities AFS....................           15,048           141,290           19,547           175,885
                                                          ---------------- ----------------- ---------------- -----------------
Short-term investments...................................            4,187               677                2             4,866
Residential mortgage loans -- FVO........................               --                --              127               127
Other investments........................................              328               192              894             1,414
Derivative assets: (1)
Interest rate............................................               --             5,982               95             6,077
Foreign currency exchange rate...........................               --             1,676               --             1,676
Credit...................................................               --               106               17               123
Equity market............................................                5               730                7               742
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative assets................................                5             8,494              119             8,618
                                                          ---------------- ----------------- ---------------- -----------------
Separate account assets (2)..............................           28,231            93,656            1,964           123,851
                                                          ---------------- ----------------- ---------------- -----------------
  Total assets (3).......................................  $        47,799  $        244,309  $        22,653  $        314,761
                                                          ================ ================= ================ =================
Liabilities
Derivative liabilities: (1)
Interest rate............................................               --                70               21                91
Foreign currency exchange rate...........................               --             1,076               --             1,076
Credit...................................................               --                 8               12                20
Equity market............................................               --               222               --               222
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative liabilities...........................               --             1,376               33             1,409
                                                          ---------------- ----------------- ---------------- -----------------
Embedded derivatives within liability host contracts (4).               --                --            1,499             1,499
Separate account liabilities (2).........................                7                12                6                25
                                                          ---------------- ----------------- ---------------- -----------------
  Total liabilities......................................  $             7  $          1,388  $         1,538  $          2,933
                                                          ================ ================= ================ =================

                                    MLIC-88

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

                                                                                    December 31, 2020
                                                          ---------------------------------------------------------------------
                                                                         Fair Value Hierarchy
                                                          ---------------------------------------------------
                                                                                                                   Total
                                                                                                                 Estimated
                                                              Level 1           Level 2          Level 3         Fair Value
                                                          ---------------- ----------------- ---------------- -----------------
                                                                                      (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate...........................................  $            --  $         53,717  $         6,692  $         60,409
U.S. government and agency...............................           12,697            18,074               --            30,771
Foreign corporate........................................               --            24,098            8,181            32,279
RMBS.....................................................               --            21,186            3,040            24,226
ABS......................................................               --            11,351            1,224            12,575
Municipals...............................................               --             8,983               --             8,983
CMBS.....................................................               --             6,628              201             6,829
Foreign government.......................................               --             5,263                5             5,268
                                                          ---------------- ----------------- ---------------- -----------------
  Total fixed maturity securities AFS....................           12,697           149,300           19,343           181,340
                                                          ---------------- ----------------- ---------------- -----------------
Short-term investments...................................            2,216               406                1             2,623
Residential mortgage loans -- FVO........................               --                --              165               165
Other investments........................................              431               270              565             1,266
Derivative assets: (1)
Interest rate............................................               --             6,816              489             7,305
Foreign currency exchange rate...........................               --             1,408               --             1,408
Credit...................................................               --               109               25               134
Equity market............................................               --               454               17               471
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative assets................................               --             8,787              531             9,318
                                                          ---------------- ----------------- ---------------- -----------------
Separate account assets (2)..............................           28,296            99,405              945           128,646
                                                          ---------------- ----------------- ---------------- -----------------
  Total assets (3).......................................  $        43,640  $        258,168  $        21,550  $        323,358
                                                          ================ ================= ================ =================
Liabilities
Derivative liabilities: (1)
Interest rate............................................  $            --  $             11  $            68  $             79
Foreign currency exchange rate...........................               --             1,683                2             1,685
Credit...................................................               --                 9               --                 9
Equity market............................................               16               463                9               488
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative liabilities...........................               16             2,166               79             2,261
                                                          ---------------- ----------------- ---------------- -----------------
Embedded derivatives within liability host contracts (4).               --                --            2,061             2,061
Separate account liabilities (2).........................               12                 8                6                26
                                                          ---------------- ----------------- ---------------- -----------------
  Total liabilities......................................  $            28  $          2,174  $         2,146  $          4,348
                                                          ================ ================= ================ =================
--------
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable
   Inputs (Level 3) tables.

(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.
   Separate account liabilities presented in the tables above represent derivative liabilities.

(3)Total assets included in the fair value hierarchy exclude other limited partnership interests that are measured at estimated fair value using the net asset value ("NAV") per share (or its equivalent) practical expedient.
   At December 31, 2021 and 2020, the estimated fair value of such investments was $95 million and $70 million, respectively.

                                    MLIC-89

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(4)Embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value.

  Investments

   Securities, Short-term Investments and Other Investments

     When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value of securities is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.
   These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Unobservable inputs are based on management's assumptions about the inputs market participants would use in pricing such investments.

     The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein.

     The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g. cash flows) to a single current, discounted amount. The valuation

                                    MLIC-90

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

   of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

----------------------------------------------------------------------------------------------------------------------------
                           Level 2                                                 Level 3
Instrument            Observable Inputs                                      Unobservable Inputs
----------------------------------------------------------------------------------------------------------------------------
 Fixed maturity securities AFS
----------------------------------------------------------------------------------------------------------------------------
  U.S. corporate and Foreign corporate securities
----------------------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the
            market and income approaches.          Valuation Approaches: Principally the market approach.
            Key Inputs:                            Key Inputs:
            . quoted prices in markets that are    .illiquidity premium
              not active
            . benchmark yields; spreads off        .delta spread adjustments to reflect specific credit-related issues benchmark yields; new issuances;
              issuer ratings
            . trades of identical or comparable    .credit spreads
              securities; duration
            . privately-placed securities are
              valued using the additional key
              inputs:
            . market yield curve; call provisions
             . observable prices and spreads for
               similar public or private           . quoted prices in markets that are not active for identical or similar
               securities that incorporate the       securities that are less liquid and based on lower levels of trading
               credit quality and industry sector    activity than securities classified in Level 2
               of the issuer                       .independent non-binding broker quotations
            . delta spread adjustments to reflect
              specific credit-related issues
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  U.S. government and agency securities, Municipals and Foreign government securities
----------------------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the
            market approach.                       Valuation Approaches: Principally the market approach.
            Key Inputs:                            Key Inputs:
            .quoted prices in markets that are     .independent non-binding broker quotations
             not active
            .benchmark U.S. Treasury yield or
             other yields
            .the spread off the U.S. Treasury      . quoted prices in markets that are not active for identical or similar
             yield curve for the identical           securities that are less liquid and based on lower levels of trading
             security                                activity than securities classified in Level 2
            .issuer ratings and issuer spreads;    .credit spreads
             broker-dealer quotations
            .comparable securities that are
             actively traded
----------------------------------------------------------------------------------------------------------------------------
  Structured Products
----------------------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the
            market and income approaches.          Valuation Approaches: Principally the market and income approaches.
            Key Inputs:                            Key Inputs:
            .quoted prices in markets that are     .credit spreads
             not active
            .spreads for actively traded
             securities; spreads off benchmark
             yields                                . quoted prices in markets that are not active for identical or similar
            .expected prepayment speeds and          securities that are less liquid and based on lower levels of trading
             volumes                                 activity than securities classified in Level 2
            .current and forecasted loss           .independent non-binding broker quotations
             severity; ratings; geographic region
            .weighted average coupon and weighted  .credit ratings
             average maturity
            .average delinquency rates; DSCR
            .credit ratings
            .issuance-specific information,
             including, but not limited to:
             .collateral type; structure of the
              security; vintage of the loans
             .payment terms of the underlying
              assets
             .payment priority within the
              tranche; deal performance
----------------------------------------------------------------------------------------------------------------------------
  Short-term investments and Other investments
----------------------------------------------------------------------------------------------------------------------------
            . Certain short-term investments and
               certain other investments are of a
               similar nature and class to the
               fixed maturity securities AFS        . Certain short-term investments and certain other investments are of a
               described above; while certain         similar nature and class to the fixed maturity securities AFS
               other investments are similar to       described above, while certain other investments are similar to
               equity securities. The valuation       equity securities. The valuation approaches and unobservable
               approaches and observable inputs       inputs used in their valuation are also similar to those described
               used in their valuation are also       above. Other investments contain equity securities that use key
               similar to those described above.      unobservable inputs such as credit ratings; issuance structures, in
               Other investments contain equity       addition to those described above for fixed maturities AFS. Other
               securities valued using quoted         investments also include certain real estate joint ventures and use
               prices in markets that are not         the valuation approach and key inputs as described for other
               considered active.                     limited partnership interests below.
----------------------------------------------------------------------------------------------------------------------------
  Residential mortgage loans -- FVO
----------------------------------------------------------------------------------------------------------------------------
            .N/A                                     Valuation Approaches: Principally the market approach.
                                                     Valuation Techniques and Key Inputs: These investments are based primarily on matrix pricing or other similar techniques that utilize inputs from mortgage servicers that are unobservable or cannot be derived principally from, or corroborated by, observable market data.
----------------------------------------------------------------------------------------------------------------------------

                                    MLIC-91

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

-----------------------------------------------------------------------------------------------------------------------
                           Level 2                                              Level 3
Instrument            Observable Inputs                                    Unobservable Inputs
-----------------------------------------------------------------------------------------------------------------------
Separate account assets and Separate account liabilities (1)
-----------------------------------------------------------------------------------------------------------------------
  Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
-----------------------------------------------------------------------------------------------------------------------
            Key Input:                             .N/A
            .quoted prices or reported NAV
             provided by the fund managers
-----------------------------------------------------------------------------------------------------------------------
  Other limited partnership interests
-----------------------------------------------------------------------------------------------------------------------
            .N/A                                     Valued giving consideration to the underlying holdings of the partnerships and adjusting, if appropriate.
                                                   Key Inputs:
                                                   .liquidity; bid/ask spreads; performance record of the fund manager
                                                   .other relevant variables that may impact the exit value of the particular partnership interest
-           -----------------------------------------------------------------------------------------------------------
--------
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents.
   The estimated fair value of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents is determined on a basis consistent with the assets described under "--
   Securities, Short-term Investments and Other Investments" and "--
   Derivatives -- Freestanding Derivatives."

  Derivatives

    The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

    The significant inputs to the pricing models for most OTC-bilateral and
  OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.
  Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Unobservable inputs are based on management's assumptions about the inputs market participants would use in pricing such derivatives.

    Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

    The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and
  OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The
  Company's ability to consistently execute at such pricing levels is, in part, due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the
  Company each reporting period.

                                    MLIC-92

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

  Freestanding Derivatives

   Level 2 Valuation Approaches and Key Inputs:

    This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.

   Level 3 Valuation Approaches and Key Inputs:

    These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

    Freestanding derivatives are principally valued using the income approach.
  Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models.
  Key inputs are as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                            Foreign Currency
              Instrument                         Interest Rate                Exchange Rate                Credit
-----------------------------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3 by  swap yield curves               swap yield curves        swap yield curves
 instrument type                         basis curves                    basis curves             credit curves
                                         interest rate volatility (1)    currency spot rates      recovery rates
                                                                         cross currency basis
                                                                          curves
------------------------------------------                               -                        -
Level 3                                  swap yield curves (2)           swap yield curves (2)    swap yield curves (2)
                                         basis curves (2)                basis curves (2)         credit curves (2)
                                         repurchase rates                cross currency basis     credit spreads
                                         interest rate                    curves (2)              repurchase rates
                                          volatility (1), (2)            currency correlation     independent non-binding
                                                                                                   broker quotations
-                                        -                               -                        -
----------------------------------------------------------------------

              Instrument                        Equity Market
----------------------------------------------------------------------
Inputs common to Level 2 and Level 3 by  swap yield curves
 instrument type                         spot equity index levels
                                         dividend yield curves
                                         equity volatility (1)

-----------------------------------------
Level 3                                  dividend yield curves (2)
                                         equity volatility (1), (2)
                                         correlation between
                                          model inputs (1)

-

--------

(1)Option-based only.

(2)Extrapolation beyond the observable limits of the curve(s).

  Embedded Derivatives

    Embedded derivatives principally include certain direct and assumed variable annuity guarantees, annuity contracts, and investment risk within funds withheld related to certain reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

    The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

    The Company calculates the fair value of these embedded derivatives, which is estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, projecting future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.

    Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable

                                    MLIC-93

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

  period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

    The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries as compared to MetLife, Inc.

    Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

    The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in "-- Investments
  -- Securities, Short-term Investments and Other Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses).
  Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

    The Company issues certain annuity contracts which allow the policyholder to participate in returns from equity indices. These equity indexed features are embedded derivatives which are measured at estimated fair value separately from the host fixed annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

    The estimated fair value of the embedded equity indexed derivatives, based on the present value of future equity returns to the policyholder using actuarial and present value assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department.
  The calculation is based on in-force business and uses standard capital market techniques, such as Black-Scholes, to calculate the value of the portion of the embedded derivative for which the terms are set. The portion of the embedded derivative covering the period beyond where terms are set is calculated as the present value of amounts expected to be spent to provide equity indexed returns in those periods. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.

  Embedded Derivatives Within Asset and Liability Host Contracts

   Level 3 Valuation Approaches and Key Inputs:

    Direct and assumed guaranteed minimum benefits

      These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curves, currency exchange rates and implied volatilities. These embedded derivatives result in
    Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curves and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

                                    MLIC-94

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

    Embedded derivatives within funds withheld related to certain ceded reinsurance

      These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

  Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.

  Transfers into or out of Level 3:

    Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data.
  This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable
  Inputs (Level 3)

    The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                                                      December 31, 2021
                                                                                                 ---------------------------
                                                                        Significant                                 Weighted
                                    Valuation Techniques             Unobservable Inputs              Range        Average (1)
                                ------------------------------ --------------------------------  ---------------   -----------
Fixed maturity securities AFS (3)
U.S. corporate and foreign
 corporate..................... Matrix pricing                 Offered quotes (4)                  1    -    165      110
                                Market pricing                 Quoted prices (4)                   --   -    117      101
                                -----------------------------------------------------------------------------------------------
RMBS........................... Market pricing                 Quoted prices (4)                   --   -    121       99
                                -----------------------------------------------------------------------------------------------
ABS............................ Market pricing                 Quoted prices (4)                   91   -    110      102
                                -----------------------------------------------------------------------------------------------
Derivatives
Interest rate.................. Present value techniques       Swap yield (6)                     151   -    200      188
                                                               Repurchase rates (8)                --   -     --       --
                                                               Volatility (9)                      1%   -     1%       1%

                                -----------------------------------------------------------------------------------------------
Foreign currency exchange rate. Present value techniques       Swap yield (6)                      --   -     --       --
                                -----------------------------------------------------------------------------------------------
Credit......................... Present value techniques       Credit spreads (10)                 96   -    133      109
                                Consensus pricing              Offered quotes (11)
                                -----------------------------------------------------------------------------------------------
Equity market.................. Present value techniques or    Volatility (12)                     --   -     --       --
                                  option pricing models
                                                               Correlation (13)                    --   -     --       --
                                -----------------------------------------------------------------------------------------------
Embedded derivatives
Direct and assumed guaranteed   Option pricing techniques      Mortality rates:
 minimum benefits..............
                                                                  Ages 0 - 40                    0.01%  -   0.12%    0.08%
                                                                  Ages 41 - 60                   0.05%  -   0.65%    0.27%
                                                                  Ages 61 - 115                  0.32%  -    100%    2.08%
                                                               Lapse rates:
                                                                  Durations 1 - 10               0.25%  -    100%    6.30%
                                                                  Durations 11 - 20              0.70%  -    100%    5.22%
                                                                  Durations 21 - 116             1.60%  -    100%    5.22%
                                                               Utilization rates                   0%   -    22%     0.22%
                                                               Withdrawal rates                  0.25%  -    10%     3.72%
                                                               Long-term equity volatilities     16.44% -   22.16%   18.60%
                                                               Nonperformance risk spread        0.04%  -   0.40%    0.35%
                                                                                                      December 31, 2020
                                                                                                 ---------------------------
                                                                        Significant                                 Weighted
                                    Valuation Techniques             Unobservable Inputs              Range        Average (1)
                                ------------------------------ --------------------------------  ---------------   -----------
Fixed maturity securities AFS (3)
U.S. corporate and foreign
 corporate..................... Matrix pricing                 Offered quotes (4)                  --   -    186      118
                                Market pricing                 Quoted prices (4)                   --   -    116       99
                                -----------------------------------------------------------------------------------------------
RMBS........................... Market pricing                 Quoted prices (4)                   --   -    159       98
                                -----------------------------------------------------------------------------------------------
ABS............................ Market pricing                 Quoted prices (4)                   1    -    107      100
                                -----------------------------------------------------------------------------------------------
Derivatives
Interest rate.................. Present value techniques       Swap yield (6)                      92   -    184      149
                                                               Repurchase rates (8)               (12)  -     1       (6)
                                                               Volatility (9)                      --   -     --       --

                                -----------------------------------------------------------------------------------------------
Foreign currency exchange rate. Present value techniques       Swap yield (6)                     (31)  -    (13)     (20)
                                -----------------------------------------------------------------------------------------------
Credit......................... Present value techniques       Credit spreads (10)                 96   -     99       98
                                Consensus pricing              Offered quotes (11)
                                -----------------------------------------------------------------------------------------------
Equity market.................. Present value techniques or    Volatility (12)                    21%   -    28%      28%
                                  option pricing models
                                                               Correlation (13)                   10%   -    30%      10%
                                -----------------------------------------------------------------------------------------------
Embedded derivatives
Direct and assumed guaranteed   Option pricing techniques      Mortality rates:
 minimum benefits..............
                                                                  Ages 0 - 40                    0.01%  -   0.12%    0.06%
                                                                  Ages 41 - 60                   0.05%  -   0.65%    0.30%
                                                                  Ages 61 - 115                  0.31%  -    100%    1.90%
                                                               Lapse rates:
                                                                  Durations 1 - 10               0.25%  -    100%    6.86%
                                                                  Durations 11 - 20              4.70%  -    100%    5.18%
                                                                  Durations 21 - 116               2%   -    100%    5.18%
                                                               Utilization rates                   0%   -    22%     0.17%
                                                               Withdrawal rates                  0.25%  -    10%     3.98%
                                                               Long-term equity volatilities     16.66% -   22.21%   18.70%
                                                               Nonperformance risk spread        0.04%  -   0.39%    0.40%
                                                                                                    Impact of
                                                                                                 Increase in Input
                                                                        Significant                on Estimated
                                    Valuation Techniques             Unobservable Inputs          Fair Value (2)
                                ------------------------------ --------------------------------  -----------------
Fixed maturity securities AFS (3)
U.S. corporate and foreign
 corporate..................... Matrix pricing                 Offered quotes (4)                   Increase
                                Market pricing                 Quoted prices (4)                    Increase
                                -----------------------------------------------------------------------------------
RMBS........................... Market pricing                 Quoted prices (4)                  Increase (5)
                                -----------------------------------------------------------------------------------
ABS............................ Market pricing                 Quoted prices (4)                  Increase (5)
                                -----------------------------------------------------------------------------------
Derivatives
Interest rate.................. Present value techniques       Swap yield (6)                     Increase (7)
                                                               Repurchase rates (8)               Decrease (7)
                                                               Volatility (9)                     Increase (7)
                                                                                                 ------------------
                                -----------------------------------------------------------------
Foreign currency exchange rate. Present value techniques       Swap yield (6)                     Increase (7)
                                -----------------------------------------------------------------------------------
Credit......................... Present value techniques       Credit spreads (10)                Decrease (7)
                                Consensus pricing              Offered quotes (11)
                                -----------------------------------------------------------------------------------
Equity market.................. Present value techniques or    Volatility (12)                    Increase (7)
                                  option pricing models
                                                               Correlation (13)
                                -----------------------------------------------------------------------------------
Embedded derivatives
Direct and assumed guaranteed   Option pricing techniques      Mortality rates:
 minimum benefits..............
                                                                  Ages 0 - 40                     Decrease (14)
                                                                  Ages 41 - 60                    Decrease (14)
                                                                  Ages 61 - 115                   Decrease (14)
                                                               Lapse rates:
                                                                  Durations 1 - 10                Decrease (15)
                                                                  Durations 11 - 20               Decrease (15)
                                                                  Durations 21 - 116              Decrease (15)
                                                               Utilization rates                  Increase (16)
                                                               Withdrawal rates                       (17)
                                                               Long-term equity volatilities      Increase (18)
                                                               Nonperformance risk spread         Decrease (19)

--------
(1) The weighted average for fixed maturity securities AFS and derivatives is determined based on the estimated fair value of the securities and derivatives. The weighted average for embedded derivatives is determined based on a combination of account values and experience data.

                                    MLIC-95

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(2) The impact of a decrease in input would have resulted in the opposite impact on estimated fair value. For embedded derivatives, changes to direct and assumed guaranteed minimum benefits are based on liability positions.

(3) Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.

(4) Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.

(5) Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(6) Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curves are utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(7) Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(8) Ranges represent different repurchase rates utilized as components within the valuation methodology and are presented in basis points.

(9) Ranges represent the underlying interest rate volatility quoted in percentage points. Since this valuation methodology uses an equivalent of
    LIBOR for secured overnight financing rate volatility, presenting a range is more representative of the unobservable input used in the valuation.

(10)Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(11)At both December 31, 2021 and 2020, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(12)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(13)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation.
    Increases (decreases) in correlation in isolation will increase (decrease)
    the significance of the change in valuations.

(14)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(16)The utilization rate assumption estimates the percentage of contractholders with GMIBs or a lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

                                    MLIC-96

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(17)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease)
    in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(18)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(19)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

  Generally, all other classes of assets and liabilities classified within
Level 3 that are not included in the preceding table use the same valuation techniques and significant unobservable inputs as previously described for
Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs
(Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

                                    MLIC-97

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

  The following tables summarize the change of all assets (liabilities)
measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                         Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ----------------------------------------------------------------------
                                                    Fixed Maturity Securities AFS
                                         --------------------------------------------------------
                                                           Structured                   Foreign     Short-term
                                          Corporate (6)     Products      Municipals   Government   Investments
                                         --------------   ------------   -----------  -----------  ------------
                                                                   (In millions)
Balance, January 1, 2020................ $       9,382    $      3,395    $       7    $      10     $     17
Total realized/unrealized gains
 (losses) included in net income (loss)
 (1), (2)...............................           (91)             46           --           --           --
Total realized/unrealized gains
 (losses) included in AOCI..............           979              22           --           --           --
Purchases (3)...........................         3,018           1,670           --           --            1
Sales (3)...............................          (960)           (740)          --           (2)          (2)
Issuances (3)...........................            --              --           --           --           --
Settlements (3).........................            --              --           --           --           --
Transfers into Level 3 (4)..............         2,968             108           --           --           --
Transfers out of Level 3 (4)............          (423)            (36)          (7)          (3)         (15)
                                         -------------    ------------    ---------    ---------     --------
Balance, December 31, 2020..............        14,873           4,465           --            5            1
Total realized/unrealized gains
 (losses) included in net income (loss)
 (1), (2)...............................           (40)             45           --           --           --
Total realized/unrealized gains
 (losses) included in AOCI..............          (745)              8           --           (1)          --
Purchases (3)...........................         2,369           1,247           --           --            2
Sales (3)...............................        (1,211)         (1,239)          --           (2)          --
Issuances (3)...........................            --              --           --           --           --
Settlements (3).........................            --              --           --           --           --
Transfers into Level 3 (4)..............           162             332           --           10           --
Transfers out of Level 3 (4)............          (473)           (258)          --           --           (1)
                                         -------------    ------------    ---------    ---------     --------
Balance, December 31, 2021.............. $      14,935    $      4,600    $      --    $      12     $      2
                                         =============    ============    =========    =========     ========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2019: (5).............................. $         (34)   $         42    $      --    $      --     $     --
                                         =============    ============    =========    =========     ========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2020: (5).............................. $         (53)   $         52    $      --    $      --     $     --
                                         =============    ============    =========    =========     ========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at
 December 31, 2021 (5).................. $          (7)   $         41    $      --    $      --     $     --
                                         =============    ============    =========    =========     ========
Changes in unrealized gains (losses)
 included in AOCI for the instruments
 still held at December 31, 2020: (5)... $         963    $         22    $      --    $      --     $     --
                                         =============    ============    =========    =========     ========
Changes in unrealized gains (losses)
 included in AOCI for the instruments
 still held at December 31, 2021: (5)... $        (731)   $         10    $      --    $      (1)    $     --
                                         =============    ============    =========    =========     ========
Gains (Losses) Data for the year ended
 December 31, 2019
Total realized/unrealized gains
 (losses) included in net income (loss)
 (1), (2)............................... $         (41)   $         43    $      --    $      --     $     --
Total realized/unrealized gains
 (losses) included in AOCI.............. $         564    $         30    $      --    $      --     $     --

                                    MLIC-98

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

                                                        Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                        --------------------------------------------------------------------
                                                        Residential
                                                         Mortgage        Other          Net        Net Embedded     Separate
                                                        Loans - FVO   Investments Derivatives (7) Derivatives (8) Accounts (9)
                                                        -----------   ----------- --------------- --------------- ------------
                                                                                    (In millions)
Balance, January 1, 2020............................... $      188    $      799     $     (72)    $      (1,325) $        915
Total realized/unrealized gains (losses) included in
 net income (loss) (1), (2)............................          9            73           176              (557)           --
Total realized/unrealized gains (losses) included in
 AOCI..................................................         --            --           772                --            --
Purchases (3)..........................................         --            33             4                --           184
Sales (3)..............................................        (13)         (147)           --                --          (153)
Issuances (3)..........................................         --            --            (2)               --            (4)
Settlements (3)........................................        (19)           --          (426)             (179)            1
Transfers into Level 3 (4).............................         --            --            --                --             1
Transfers out of Level 3 (4)...........................         --          (193)           --                --            (5)
                                                        ----------    ----------     ---------     -------------  ------------
Balance, December 31, 2020.............................        165           565           452            (2,061)          939
Total realized/unrealized gains (losses) included in
 net income (loss) (1), (2)............................         (5)          183           (69)              733             8
Total realized/unrealized gains (losses) included in
 AOCI..................................................         --            --          (352)               --            --
Purchases (3)..........................................         --           139            28                --         1,044
Sales (3)..............................................        (11)          (38)           --                --           (44)
Issuances (3)..........................................         --            --           (13)               --            (2)
Settlements (3)........................................        (22)           --            38              (171)            6
Transfers into Level 3 (4).............................         --            74             1                --            10
Transfers out of Level 3 (4)...........................         --           (29)            1                --            (3)
                                                        ----------    ----------     ---------     -------------  ------------
Balance, December 31, 2021............................. $      127    $      894     $      86     $      (1,499) $      1,958
                                                        ==========    ==========     =========     =============  ============
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2019: (5)................................ $      (14)   $       86     $     (44)    $        (422) $         --
                                                        ==========    ==========     =========     =============  ============
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2020: (5)................................ $        3    $       67     $     (76)    $        (565) $         --
                                                        ==========    ==========     =========     =============  ============
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2021: (5)................................ $      (10)   $      170     $      (7)    $         735  $         --
                                                        ==========    ==========     =========     =============  ============
Changes in unrealized gains (losses) included in AOCI
 for the instruments still held at December 31, 2020:
 (5)................................................... $       --    $       --     $     579     $          --  $         --
                                                        ==========    ==========     =========     =============  ============
Changes in unrealized gains (losses) included in AOCI
 for the instruments still held at December 31, 2021:
 (5)................................................... $       --    $       --     $    (128)    $          --  $         --
                                                        ==========    ==========     =========     =============  ============
Gains (Losses) Data for the year ended December 31,
 2019
Total realized/unrealized gains (losses) included in
 net income (loss) (1), (2)............................ $        7    $       94     $     (36)    $        (429) $          7
Total realized/unrealized gains (losses) included in
 AOCI.................................................. $       --    $       --     $     161     $          --  $         --
--------
(1) Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses), while changes in estimated fair value of residential mortgage loans -- FVO are included in net investment income. Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(2) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3) Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4) Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5) Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains
    (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

                                    MLIC-99

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(6) Comprised of U.S. and foreign corporate securities.

(7) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(8) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(9) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net income (loss). Separate account assets and liabilities are presented net for the purposes of the rollforward.

  Fair Value Option

    The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis. The following table presents information for residential mortgage loans which are accounted for under the FVO and were initially measured at fair value.

                                                                                                        December 31,
                                                                                                   ----------------------
                                                                                                      2021        2020
                                                                                                   ----------  ----------
                                                                                                        (In millions)
Unpaid principal balance.......................................................................... $      130  $      172
Difference between estimated fair value and unpaid principal balance..............................         (3)         (7)
                                                                                                   ----------  ----------
Carrying value at estimated fair value............................................................ $      127  $      165
                                                                                                   ==========  ==========
Loans in nonaccrual status........................................................................ $       32  $       45
Loans more than 90 days past due.................................................................. $       14  $       27
Loans in nonaccrual status or more than 90 days past due, or both -- difference between aggregate
 estimated fair value and unpaid principal balance................................................ $       (7) $      (13)

Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment), using significant unobservable inputs (Level 3).

                              At December 31,                 For the Years Ended December 31,
                             -------------------------------- --------------------------------
                               2021             2020            2021        2020       2019
                                 --------        --------     ---------  ----------  --------
                             Carrying Value After Measurement        Gains (Losses)
                             -------------------------------- --------------------------------
                                              (In millions)
    Mortgage loans, net (1). $    266         $    320        $    (91)  $    (110)  $    (2)
--------
(1)Estimated fair values for impaired mortgage loans are based on estimated fair value of the underlying collateral.

Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three-level hierarchy table disclosed in the "-- Recurring Fair Value
Measurements" section. The Company believes that due to the short-term nature of these excluded assets, which are primarily classified in Level 2, the estimated fair value approximates carrying value. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

                                   MLIC-100

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                            December 31, 2021
                                             ------------------------------------------------
                                                          Fair Value Hierarchy
                                                       ---------------------------
                                                                                     Total
                                             Carrying                              Estimated
                                              Value    Level 1  Level 2   Level 3  Fair Value
                                             --------- ------- --------- --------- ----------
                                                              (In millions)
Assets
Mortgage loans (1).......................... $  60,092 $    -- $      -- $  63,094 $  63,094
Policy loans................................ $   5,816 $    -- $      -- $   6,710 $   6,710
Other invested assets....................... $   2,230 $    -- $   1,932 $     356 $   2,288
Premiums, reinsurance and other receivables. $  12,101 $    -- $     156 $  12,375 $  12,531
Liabilities
Policyholder account balances............... $  76,387 $    -- $      -- $  79,182 $  79,182
Long-term debt.............................. $   1,659 $    -- $   2,000 $      -- $   2,000
Other liabilities........................... $  12,357 $    -- $     159 $  12,412 $  12,571
Separate account liabilities................ $  54,254 $    -- $  54,254 $      -- $  54,254

                                                            December 31, 2020
                                             ------------------------------------------------
                                                          Fair Value Hierarchy
                                                       ---------------------------
                                                                                     Total
                                             Carrying                              Estimated
                                              Value    Level 1  Level 2   Level 3  Fair Value
                                             --------- ------- --------- --------- ----------
                                                              (In millions)
Assets
Mortgage loans (1).......................... $  66,240 $    -- $      -- $  70,391 $  70,391
Policy loans................................ $   5,973 $    -- $      -- $   7,148 $   7,148
Other invested assets....................... $   2,849 $    -- $   2,586 $     167 $   2,753
Premiums, reinsurance and other receivables. $  13,173 $    -- $     363 $  13,274 $  13,637
Liabilities
Policyholder account balances............... $  78,059 $    -- $      -- $  82,982 $  82,982
Long-term debt.............................. $   1,615 $    -- $   2,018 $      -- $   2,018
Other liabilities........................... $  12,595 $    -- $     134 $  12,778 $  12,912
Separate account liabilities................ $  59,103 $    -- $  59,103 $      -- $  59,103
--------
(1) Includes mortgage loans measured at estimated fair value on a nonrecurring basis and excludes mortgage loans measured at estimated fair value on a recurring basis.

10. Leases

  The Company, as lessee, has entered into various lease and sublease agreements primarily for office space. The Company has operating leases with remaining lease terms of less than one year to 9 years. The remaining lease terms for the subleases are less than one year to 9 years.

ROU Assets and Lease Liabilities

   ROU assets and lease liabilities for operating leases were:

                                     December 31, December 31,
                                         2021         2020
                                     ------------ ------------
                                           (In millions)
                  ROU assets........    $  601       $  718
                  Lease liabilities.    $  701       $  795

                                   MLIC-101

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Leases (continued)

Lease Costs

   The components of operating lease costs were as follows:

                                       For the Years Ended December 31,
                                       -------------------------------
                                        2021       2020       2019
                                        ------     ------     ------
                                            (In millions)
                 Operating lease cost. $  120     $  117     $  109
                 Variable lease cost..     14         15         20
                 Sublease income......    (91)       (89)       (80)
                                        ------     ------     ------
                  Net lease cost...... $   43     $   43     $   49
                                        ======     ======     ======

Other Information

   Supplemental other information related to operating leases was as follows:

                                                                                       December 31, December 31,
                                                                                           2021         2020
                                                                                       ------------ ------------
                                                                                         (Dollars in millions)
Cash paid for amounts included in the measurement of lease liability - operating cash
  flows...............................................................................   $    122     $    125
ROU assets obtained in exchange for new lease liabilities.............................   $      4     $     --
Weighted-average remaining lease term.................................................    7 years      8 years
Weighted-average discount rate........................................................        4.0%         4.0%

Maturities of Lease Liabilities

   Maturities of operating lease liabilities were as follows:

                                                 December 31, 2021
                                                 -----------------
                                                   (In millions)
              2022..............................      $  126
              2023..............................         117
              2024..............................         108
              2025..............................         108
              2026..............................         103
              Thereafter........................         253
                                                      ------
               Total undiscounted cash flows....         815
              Less: interest....................         114
                                                      ------
               Present value of lease liability.      $  701
                                                      ======

  See Note 7 for information about the Company's investments in leased real estate and leveraged and direct financing leases.

                                   MLIC-102

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Long-term and Short-term Debt

   Long-term and short-term debt outstanding, excluding debt relating to consolidated securitization entities, was as follows:

                                                                                     December 31,
                                                           -----------------------------------------------------------------

                      Interest Rates (1)                                 2021                             2020
                    ---------------------                  -------------------------------- --------------------------------

                                                                     Unamortized                      Unamortized
                                    Weighted                Face     Discount and  Carrying  Face     Discount and  Carrying
                        Range       Average   Maturity      Value   Issuance Costs  Value    Value   Issuance Costs  Value
                    -------------   -------- -----------   -------- -------------- -------- -------- -------------- --------
                                                                                     (In millions)
Surplus
 notes--affiliated. 7.38% -   7.38%   7.38%     2037       $    700     $   (8)    $    692 $    700     $   (8)    $    692
Surplus notes...... 7.80% -   7.88%   7.83%  2024 -   2025      400         (1)         399      400         (2)         398
Other notes (2).... 0.08% -   3.75%   2.48%  2022 -   2058      571         (3)         568      527         (3)         524
                                                           --------     ------     -------- --------     ------     --------
 Total long-term
  debt.............                                           1,671        (12)       1,659    1,627        (13)       1,614
                                                           --------     ------     -------- --------     ------     --------
Total short-term
 debt..............                                             100         --          100      120         --          120
                                                           --------     ------     -------- --------     ------     --------
  Total............                                        $  1,771     $  (12)    $  1,759 $  1,747     $  (13)    $  1,734
                                                           ========     ======     ======== ========     ======     ========
--------
(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2021.

(2)During 2021, a subsidiary of Metropolitan Life Insurance Company issued
   $35 million of long-term debt to MetLife, Inc.

  The aggregate maturities of long-term debt at December 31, 2021 for the next five years and thereafter are $82 million in 2022, $0 in 2023, $184 million in
2024, $250 million in 2025, $347 million in 2026 and $796 million thereafter.

  Unsecured senior debt which consists of senior notes and other notes rank highest in priority. Payments of interest and principal on Metropolitan Life
Insurance Company's surplus notes are subordinate to all other obligations and may be made only with the prior approval of the New York State Department of
Financial Services ("NYDFS").

Other Notes

  At December 31, 2021, MetLife Private Equity Holdings, LLC ("MPEH"), a
wholly-owned indirect investment subsidiary of Metropolitan Life Insurance
Company, was party to a credit agreement providing for $350 million of term loans and $75 million of a revolving loan (the "Credit Agreement"), which matures in September 2026. In March 2020, MPEH borrowed $75 million on a revolving loan under the Credit Agreement and repaid this loan in July 2020.
Simultaneously, in July 2020, MPEH borrowed $50 million on the term loan under the Credit Agreement. MPEH has pledged invested assets to secure the loans;
however, these loans are non-recourse to Metropolitan Life Insurance Company.

Short-term Debt

  Short-term debt with maturities of one year or less was as follows:

                                               December 31,
                                           --------------------
                                              2021        2020
                                           -----------  --------
                                           (Dollars in millions)
                Commercial paper.......... $       100  $    100
                Short-term borrowings (1).          --        20
                                           -----------  --------
                Total short-term debt..... $       100  $    120
                                           ===========  ========
                Average daily balance..... $       105  $    125
                Average days outstanding..    104 days   73 days
--------
(1) Represents short-term debt related to repurchase agreements, secured by assets consolidated by the Company.

   For the years ended December 31, 2021, 2020 and 2019, the weighted average interest rate on short-term debt was 0.23%, 1.51% and 2.74%, respectively.

                                   MLIC-103

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Long-term and Short-term Debt (continued)

Interest Expense

     Interest expense included in other expenses was $96 million, $99 million and $105 million for the years ended December 31, 2021, 2020 and 2019, respectively. These amounts include $52 million of interest expense related to affiliated debt for each of the three years ended December 31, 2021, 2020 and 2019.

Credit Facility

     At December 31, 2021, MetLife, Inc. and MetLife Funding, Inc., a
  wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife
  Funding"), maintained a $3.0 billion unsecured revolving credit facility (the
  "Credit Facility"). When drawn upon, this facility bears interest at varying rates in accordance with the agreement.

     The Credit Facility is used for general corporate purposes, to support the borrowers' commercial paper programs and for the issuance of letters of credit. Total fees associated with the Credit Facility were $7 million for each of the years ended December 31, 2021, 2020 and 2019, respectively, and were included in other expenses.

     Information on the Credit Facility at December 31, 2021 was as follows:

                                            Letters of Credit
                                 Maximum       Used by the      Letters of Credit                Unused
Borrower(s)    Expiration        Capacity      Company (1)    Used by Affiliates (1) Drawdowns Commitments
----------- ------------------ ------------ ----------------- ---------------------- --------- -----------
                                                              (In millions)

  MetLife,
  Inc.
  and
  MetLife
  Funding,
  Inc...... February 2026 (2)  $      3,000    $      412           $      47         $    --  $    2,541
--------
(1) MetLife, Inc. and MetLife Funding are severally liable for their respective obligations under the Credit Facility. MetLife Funding was not an applicant under letters of credit outstanding as of December 31, 2021 and is not responsible for any reimbursement obligations under such letters of credit.

(2) In February 2021, the Credit Facility was amended and restated to, among other things, extend the maturity date. The Company incurred costs of
    $3 million related to the Credit Facility, which were capitalized and included in other assets. These costs are being amortized over the remaining term of the Credit Facility. All borrowings under the amended and restated Credit Facility must be repaid by February 26, 2026, except that letters of credit outstanding upon termination may remain outstanding until
    February 26, 2027.

Debt and Facility Covenants

  Certain of the Company's debt instruments and the Credit Facility contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all applicable financial covenants at
December 31, 2021.

12. Equity

Statutory Equity and Income

  Metropolitan Life Insurance Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the NYDFS. The National Association of Insurance Commissioners
("NAIC") has adopted the Codification of Statutory Accounting
Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments.
However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the NYDFS may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company.

  New York, the state of domicile of Metropolitan Life Insurance Company, imposes risk-based capital ("RBC") requirements that were developed by the
NAIC. Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC"), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL RBC ratios for Metropolitan Life Insurance Company were in excess of 360% and in excess of
350% at December 31, 2021 and 2020, respectively.

                                   MLIC-104

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

  Metropolitan Life Insurance Company's ancillary foreign insurance operations are regulated by applicable authorities of the jurisdictions in which each entity operates and are subject to minimum capital and solvency requirements in those jurisdictions before corrective action commences. The aggregate required capital and surplus of Metropolitan Life Insurance Company's foreign insurance operations was $430 million and the aggregate actual regulatory capital and surplus of such operations was $722 million as of the date of the most recent required capital adequacy calculation for each jurisdiction. The Company's foreign insurance operations exceeded the minimum capital and solvency requirements as of the date of the most recent fiscal year-end capital adequacy calculation for each jurisdiction.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by Metropolitan Life Insurance Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

  New York has adopted certain prescribed accounting practices, primarily consisting of the continuous Commissioners' Annuity Reserve Valuation Method, which impacts deferred annuities, and the New York Special Considerations
Letter, which mandates certain assumptions in asset adequacy testing. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of Metropolitan Life Insurance Company by
$1.2 billion and $1.6 billion at December 31, 2021 and 2020, respectively, compared to what capital and surplus would have been had it been measured under
NAIC guidance.

   Statutory net income (loss) of Metropolitan Life Insurance Company, a New
York domiciled insurer, was $3.5 billion, $3.4 billion and $3.9 billion at
December 31, 2021, 2020 and 2019, respectively. Statutory capital and surplus was $11.8 billion and $11.3 billion at December 31, 2021 and 2020, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the NYDFS.

Dividend Restrictions

  Under the New York State Insurance Law, Metropolitan Life Insurance Company
is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. in any calendar year based on either of two standards. Under one standard, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive unassigned funds (surplus), excluding
85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard,
Metropolitan Life Insurance Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, Metropolitan Life Insurance Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the
"Superintendent") and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing.
Under the New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholder.

  Metropolitan Life Insurance Company paid $3.4 billion and $2.8 billion in dividends to MetLife, Inc. for the years ended December 31, 2021 and 2020, respectively, including amounts where regulatory approval was obtained as required. Under New

                                   MLIC-105

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

York State Insurance Law, Metropolitan Life Insurance Company has calculated that it may pay approximately $3.5 billion to MetLife, Inc. without prior regulatory approval by the end of 2022.

Accumulated Other Comprehensive Income (Loss)

  Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company was as follows:

                           Unrealized                        Foreign     Defined
                        Investment Gains     Unrealized     Currency     Benefit
                        (Losses), Net of   Gains (Losses)  Translation    Plans
                       Related Offsets (1) on Derivatives   Adjustments Adjustment     Total
                      -------------------- -------------- ------------- ----------  -----------
                                                    (In millions)
Balance at
 December 31, 2018...      $    2,515        $    1,382     $     (74)   $    (261)  $    3,562
OCI before
 reclassifications...           7,993               516           (32)        (167)       8,310
Deferred income
 tax benefit
 (expense)...........          (1,678)             (109)            9           35       (1,743)
                          -----------       -----------    ----------   ----------  -----------
 AOCI before
   reclassifications,
   net of income
   tax...............           8,830             1,789           (97)        (393)      10,129
Amounts
 reclassified from
 AOCI................              60              (237)           --           24         (153)
Deferred income
 tax benefit
 (expense)...........             (13)               50            --           (5)          32
                          -----------       -----------    ----------   ----------  -----------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....              47              (187)           --           19         (121)
                          -----------       -----------    ----------   ----------  -----------
Cumulative effects
 of changes in
 accounting
 principles..........              (1)               22            --           --           21
Deferred income
 tax benefit
 (expense),
 cumulative
 effects of
 changes in
 accounting
 principles..........              --                (4)           --           --           (4)
                          -----------       -----------    ----------   ----------  -----------
 Cumulative
   effects of
   changes in
   accounting
   principles, net
   of income tax.....              (1)               18            --           --           17
                          -----------       -----------    ----------   ----------  -----------
Balance at
 December 31, 2019...           8,876             1,620           (97)        (374)      10,025
OCI before
 reclassifications...           1,852             1,144            54         (145)       2,905
Deferred income
 tax benefit
 (expense)...........            (391)             (240)          (10)          30         (611)
                          -----------       -----------    ----------   ----------  -----------
 AOCI before
   reclassifications,
   net of income
   tax...............          10,337             2,524           (53)        (489)      12,319
Amounts
 reclassified from
 AOCI................              59              (928)           --           37         (832)
Deferred income
 tax benefit
 (expense)...........             (12)              195            --           (8)         175
                          -----------       -----------    ----------   ----------  -----------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....              47              (733)           --           29         (657)
                          -----------       -----------    ----------   ----------  -----------
Balance at
 December 31, 2020...          10,384             1,791           (53)        (460)      11,662
OCI before
 reclassifications...          (2,564)               30             9           44       (2,481)
Deferred income
 tax benefit
 (expense)...........             586                (8)           (1)          (9)         568
                          -----------       -----------    ----------   ----------  -----------
 AOCI before
   reclassifications,
   net of income
   tax...............           8,406             1,813           (45)        (425)       9,749
Amounts
 reclassified from
 AOCI................             102                81            --           38          221
Deferred income
 tax benefit
 (expense)...........             (23)              (22)           --           (8)         (53)
                          -----------       -----------    ----------   ----------  -----------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....              79                59            --           30          168
                          -----------       -----------    ----------   ----------  -----------
Balance at
 December 31, 2021...      $    8,485        $    1,872     $    (45)    $    (395)  $    9,917
                          ===========       ===========    ==========   ==========  ===========
--------
(1)See Note 7 for information on offsets to investments related to policyholder liabilities, DAC, VOBA and DSI.

                                   MLIC-106

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                                                            Consolidated Statements of
                                                         Years Ended December 31,              Operations Locations
-                                                  -----------------------------------     ------------------------------
                                                       2021         2020         2019
                                                   -----------   ----------   ----------
AOCI Components                                       Amounts Reclassified from AOCI
---------------                                    -----------------------------------
                                                              (In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)..........  $      (67)   $     (30)   $      17   Net investment gains (losses)
Net unrealized investment gains (losses)..........         (13)         (18)         (16)  Net investment income
Net unrealized investment gains (losses)..........         (22)         (11)         (61)  Net derivative gains (losses)
                                                   -----------   ----------   ----------
 Net unrealized investment gains (losses), before
   income tax.....................................        (102)         (59)         (60)
Income tax (expense) benefit......................          23           12           13
                                                   -----------   ----------   ----------
 Net unrealized investment gains (losses), net of
   income tax.....................................         (79)         (47)         (47)
                                                   -----------   ----------   ----------
Unrealized gains (losses) on derivatives - cash
 flow hedges:
Interest rate derivatives.........................          57           36           23   Net investment income
Interest rate derivatives.........................          87          121            4   Net investment gains (losses)
Foreign currency exchange rate derivatives........           4            3           (3)  Net investment income
Foreign currency exchange rate derivatives........        (229)         768          212   Net investment gains (losses)
Credit derivatives................................          --           --            1   Net investment income
                                                   -----------   ----------   ----------
 Gains (losses) on cash flow hedges, before
   income tax.....................................         (81)         928          237
Income tax (expense) benefit......................          22         (195)         (50)
                                                   -----------   ----------   ----------
 Gains (losses) on cash flow hedges, net of
   income tax.....................................         (59)         733          187
                                                   -----------   ----------   ----------
Defined benefit plans adjustment: (1)
Amortization of net actuarial gains (losses)......         (43)         (39)         (27)
Amortization of prior service (costs) credit......           5            2            3
                                                   -----------   ----------   ----------
 Amortization of defined benefit plan items,
   before income tax..............................         (38)         (37)         (24)
Income tax (expense) benefit......................           8            8            5
                                                   -----------   ----------   ----------
 Amortization of defined benefit plan items, net
   of income tax..................................         (30)         (29)         (19)
                                                   -----------   ----------   ----------
 Total reclassifications, net of income tax.......  $     (168)   $     657    $     121
                                                   ===========   ==========   ==========
--------
(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 14.

                                   MLIC-107

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Other Revenues and Other Expenses

Other Revenues

   Information on other revenues, which primarily includes fees related to service contracts from customers, was as follows:

                                                       Years Ended December 31,
                                                      --------------------------
                                                        2021     2020     2019
                                                      -------- -------- --------
                                                            (In millions)
Prepaid legal plans.................................. $    395 $    371 $    329
Recordkeeping and administrative services (1)........      211      194      204
Administrative services-only contracts...............      219      218      210
Other revenue from service contracts from customers..       35       36       39
                                                      -------- -------- --------
Total revenues from service contracts from customers.      860      819      782
Other (2)............................................      756      842      791
                                                      -------- -------- --------
  Total other revenues............................... $  1,616 $  1,661 $  1,573
                                                      ======== ======== ========
--------
(1)Related to products and businesses no longer actively marketed by the
   Company.

(2)Primarily includes reinsurance ceded. See Note 5.

Other Expenses

  Information on other expenses was as follows:

                                                            Years Ended December 31,
                                                          ----------------------------
                                                            2021      2020      2019
                                                          --------  --------  --------
                                                                  (In millions)
General and administrative expenses (1).................. $  2,331  $  2,285  $  2,480
Pension, postretirement and postemployment benefit costs.      112        33       107
Premium taxes, other taxes, and licenses & fees..........      332       399       274
Commissions and other variable expenses..................    2,551     1,842     1,814
Capitalization of DAC....................................      (64)      (51)      (43)
Amortization of DAC and VOBA.............................      259       406       239
Interest expense on debt.................................       96        99       105
                                                          --------  --------  --------
  Total other expenses................................... $  5,617  $  5,013  $  4,976
                                                          ========  ========  ========
--------
(1)Includes ($113) million, ($104) million and ($165) million for the years ended December 31, 2021, 2020 and 2019, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.

Capitalization of DAC and Amortization of DAC and VOBA

  See Note 4 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 6 for a description of the DAC amortization impact associated with the closed block.

Expenses related to Debt

  See Note 11 for additional information on interest expense on debt, including affiliated interest expense.

Affiliated Expenses

  See Notes 5 and 17 for a discussion of affiliated expenses related to reinsurance and service agreement transactions, respectively, included in the table above.

                                   MLIC-108

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans

Pension Benefit Plans

   The Company sponsors a U.S. nonqualified defined benefit pension plan covering MetLife employees who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates are allocated a proportionate share of net expense related to the plan. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as interest credits, determined annually based upon the annual rate of interest on 30-year
U.S. Treasury securities, for each account balance. In September 2018, the nonqualified defined benefit pension plan was amended, effective January 1,
2023, to provide benefit accruals for all active participants under the cash balance formula and to cease future accruals under the traditional formula. The pension plan sponsored by the Company provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.

  Obligations and Funded Status

                                                                December 31,
                                                        ----------------------------
                                                             2021           2020
                                                        -------------  -------------
                                                                Pension Benefits
                                                        ----------------------------
                                                                (In millions)
Change in benefit obligations:
Benefit obligations at January 1,......................  $      1,343   $      1,210
Service costs..........................................            17             17
Interest costs.........................................            37             40
Net actuarial (gains) losses (1).......................           (42)           143
Settlements and curtailments...........................            (1)            --
Benefits paid..........................................           (80)           (67)
                                                        -------------  -------------
Benefit obligations at December 31,....................         1,274          1,343
                                                        -------------  -------------
Change in plan assets:
Estimated fair value of plan assets at January 1,......            --             --
Employer contributions.................................            80             67
Benefits paid..........................................           (80)           (67)
                                                        -------------  -------------
Estimated fair value of plan assets at December 31,....            --             --
                                                        -------------  -------------
Over (under) funded status at December 31,.............  $     (1,274)  $     (1,343)
                                                        =============  =============
Amounts recognized on the consolidated balance sheets:
Other liabilities......................................  $     (1,274)  $     (1,343)
AOCI:..................................................
Net actuarial (gains) losses...........................  $        510   $        598
Prior service costs (credit)...........................            (9)           (14)
                                                        -------------  -------------
  AOCI, before income tax..............................  $        501   $        584
                                                        =============  =============
  Accumulated benefit obligation.......................  $      1,220   $      1,275
                                                        =============  =============
--------
(1)For the year ended December 31, 2021, significant sources of actuarial
   (gains) losses for pension benefits included the impact of changes to financial assumptions of ($47) million, and plan experience of $5 million.
   For the year ended December 31, 2020, significant sources of actuarial
   (gains) losses for pension benefits included the impact of changes to financial assumptions of $106 million, demographic assumptions of
   $5 million, and plan experience of $32 million.

                                   MLIC-109

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

  Information on pension plans with PBOs and/or accumulated benefit obligations
("ABO") in excess of plan assets was as follows at:

                                                  December 31,
                                           ---------------------------
                                            2021    2020   2021    2020
                                           ------  ------ ------  ------
                                            PBO Exceeds    ABO Exceeds
                                             Estimated    Estimated Fair
                                            Fair Value        Value
                                           of Plan Assets of Plan Assets
                                           -------------  -------------
                                                  (In millions)
          Projected benefit obligations... $1,274  $1,343 $1,274  $1,343
          Accumulated benefit obligations. $1,220  $1,275 $1,220  $1,275

  Net Periodic Benefit Costs

      The components of net periodic benefit costs and benefit obligations recognized in OCI were as follows for pension benefits:

                                                                           Years Ended December 31,
                                                                         -------------------------
                                                                         2021     2020     2019
                                                                         ----     ----     ----
                                                                           (In millions)
Net periodic benefit costs:
Service costs........................................................... $ 17     $ 17     $ 17
Interest costs..........................................................   37       40       46
Settlement and curtailment (gains) losses...............................   (3)      --       --
Amortization of net actuarial (gains) losses............................   43       39       27
Amortization of prior service costs (credit)............................   (2)      (2)      (3)
                                                                          ----     ----     ----
  Total net periodic benefit costs (credit).............................   92       94       87
                                                                          ----     ----     ----
Other changes in plan assets and benefit obligations recognized in OCI:
Net actuarial (gains) losses............................................  (42)     143      161
Prior service costs (credit)............................................   --       --        3
Settlement and curtailment (gains) losses...............................    1       --       --
Amortization of net actuarial (gains) losses............................  (43)     (39)     (27)
Amortization of prior service (costs) credit............................    2        2        3
                                                                          ----     ----     ----
  Total recognized in OCI...............................................  (82)     106      140
                                                                          ----     ----     ----
  Total recognized in net periodic benefit costs and OCI................ $ 10     $200     $227
                                                                          ====     ====     ====

  Assumptions

     Assumptions used in determining the benefit obligation for the plan were as follows:

                                                     Pension Benefits
                                                     ----------------
           December 31, 2021
           Weighted average discount rate...........      2.95%
           Weighted average interest crediting rate.      3.18%
           Rate of compensation increase............ 2.50%  -  8.00%
           December 31, 2020
           Weighted average discount rate...........      2.65%
           Weighted average interest crediting rate.      3.46%
           Rate of compensation increase............ 2.50%  -  8.00%

                                   MLIC-110

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

     Assumptions used in determining the net periodic benefit cost for the plan were as follows:

                                                      Pension Benefits
                                                    ------------------
          Year Ended December 31, 2021
          Weighted average discount rate...........       3.01%
          Weighted average interest crediting rate.       3.24%
          Rate of compensation increase............  2.50%  -  8.00%
          Year Ended December 31, 2020
          Weighted average discount rate...........       3.30%
          Weighted average interest crediting rate.       3.38%
          Rate of compensation increase............  2.25%  -  8.50%
          Year Ended December 31, 2019
          Weighted average discount rate...........       4.35%
          Weighted average interest crediting rate.       4.01%
          Rate of compensation increase............  2.25%  -  8.50%

     The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the measurement date, which would provide the necessary future cash flows to pay the aggregate PBO when due.

     The weighted average interest crediting rate is determined annually based on the plan selected rate, long-term financial forecasts of that rate and the demographics of the plan participants.

  Expected Future Contributions and Benefit Payments

     Benefit payments due under the nonqualified pension plan are primarily funded from the Company's general assets as they become due under the provisions of the plan. The Company expects to make benefit payments of
  $80 million in 2022.

     Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                      Pension Benefits
                                    ------------------
                                      (In millions)
                         2022......       $   83
                         2023......       $   81
                         2024......       $   79
                         2025......       $   74
                         2026......       $   80
                         2027-2031.       $  407

Defined Contribution Plans

     The Company contributed to defined contribution plans $24 million,
  $23 million and $26 million for the years ended December 31, 2021, 2020 and
  2019, respectively.

                                   MLIC-111

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax

   The provision for income tax was as follows:

                                                  Years Ended December 31,
                                                  -----------------------
                                                    2021    2020     2019
                                                  ------  ------  -------
                                                       (In millions)
     Current:
     U.S. federal................................ $  (89) $  527  $   280
     U.S. state and local........................      5       3        1
     Non-U.S.....................................     43      (2)      26
                                                  ------  ------  -------
      Subtotal...................................    (41)    528      307
                                                  ------  ------  -------
     Deferred:
     U.S. federal................................    577     (18)    (148)
     Non-U.S.....................................     (6)     24      (11)
                                                  ------  ------  -------
      Subtotal...................................    571       6     (159)
                                                  ------  ------  -------
      Provision for income tax expense (benefit). $  530  $  534  $   148
                                                  ======  ======  =======

  The Company's income (loss) before income tax expense (benefit) was as follows:

                                    Years Ended December 31,
                                   --------------------------
                                      2021     2020     2019
                                   -------- -------- --------
                                         (In millions)
                   Income (loss):
                   U.S............ $  4,143 $  3,984 $  3,454
                   Non-U.S........      105       94      106
                                   -------- -------- --------
                    Total......... $  4,248 $  4,078 $  3,560
                                   ======== ======== ========

   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                   Years Ended December 31,
                                                   ----------------------
                                                    2021     2020    2019
                                                   ------   ------  ------
                                                        (In millions)
      Tax provision at U.S. statutory rate........  $ 892    $ 856   $ 748
      Tax effect of:
      Dividend received deduction.................    (39)     (32)    (36)
      Tax-exempt income...........................    (27)     (26)    (40)
      Prior year tax (1)..........................    (13)      22    (173)
      Low income housing tax credits..............   (178)    (202)   (254)
      Other tax credits...........................    (38)     (37)    (43)
      Foreign tax rate differential...............     (7)     (13)     (7)
      Change in valuation allowance...............     --       (1)     (7)
      U.S. Tax Reform impact (2)..................     --       --      (6)
      Other, net (3)..............................    (60)     (33)    (34)
                                                   ------   ------  ------
       Provision for income tax expense (benefit).  $ 530    $ 534   $ 148
                                                   ======   ======  ======
--------
(1)As discussed further below, prior year tax includes a non-cash benefit related to an uncertain tax position of $158 million for the year ended
   December 31, 2019.

                                   MLIC-112

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

(2)For the year ended December 31, 2019, U.S. Tax Reform impact includes a $6 million tax benefit related to the effect of sequestration on the alternative minimum tax credit.

(3)For the year ended December 31, 2021, other primarily includes a tax benefit of $53 million related to a non-cash transfer of assets from a wholly-owned
   United Kingdom ("U.K.") subsidiary to Metropolitan Life Insurance Company.

  Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        December 31,
                                                      ----------------
                                                        2021     2020
                                                      -------  -------
                                                        (In millions)
        Deferred income tax assets:
        Policyholder liabilities and receivables..... $ 1,622  $ 1,475
        Net operating loss carryforwards (1).........      75       80
        Employee benefits............................     535      540
        Tax credit carryforwards (2).................     741      876
        Litigation-related and government mandated...      84       96
        Other........................................     118      379
                                                      -------  -------
          Total gross deferred income tax assets.....   3,175    3,446
        Less: Valuation allowance....................      74       79
                                                      -------  -------
          Total net deferred income tax assets.......   3,101    3,367
                                                      -------  -------
        Deferred income tax liabilities:
        Investments, including derivatives...........   2,147    1,738
        Intangibles..................................      28       32
        DAC..........................................     317      400
        Net unrealized investment gains..............   2,645    3,177
                                                      -------  -------
          Total deferred income tax liabilities......   5,137    5,347
                                                      -------  -------
          Net deferred income tax asset (liability).. $(2,036) $(1,980)
                                                      =======  =======
--------
(1) The Company has recorded a deferred tax asset of $75 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2021. U.S. state net operating loss carryforwards will expire between 2022 and 2041, whereas others have an unlimited carryforward period.

(2) Tax credit carryforwards for the year ended December 31, 2021 primarily reflect general business credits expiring between 2038 and 2041 and are reduced by $43 million related to unrecognized tax benefits.

  The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to
(from) MetLife, Inc. included ($120) million and $183 million at
December 31, 2021 and 2020, respectively.

  The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions.
The Company is under continuous examination by the Internal Revenue Service
("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2014.

  In 2021, the Company filed amended Federal income tax returns with the IRS for MetLife, Inc. and subsidiaries for tax years 2010 through 2013. In 2021, the IRS reviewed and acknowledged acceptance of the 2010 through 2013 amended
Federal income tax returns and closed the years to further audit.

                                   MLIC-113

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

   The Company filed refund claims in 2017 with the IRS for 2000 through 2002 to recover tax and interest predominantly related to the disallowance of certain foreign tax credits for which the Company received a statutory notice of deficiency in 2015 and paid the tax thereon. The disallowed foreign tax credits relate to certain non-U.S. investments held by MLIC in support of its life insurance business through a U.K. investment subsidiary that was structured as a joint venture until early 2009. In 2020, the Company received refunds from these claims filed in 2017, and as a result, the Company recorded a $28 million interest benefit ($22 million, net of tax) included in other expenses.

   For tax years 2000 through 2002 and tax years 2007 through 2009, the Company entered into binding agreements with the IRS in 2019 under which all remaining issues regarding the foreign tax credit matter noted above were resolved.
Accordingly, in 2019, the Company recorded a non-cash benefit to net income of
$226 million, net of tax, comprised of a $158 million tax benefit recorded in provision for income tax expense (benefit) and a $86 million interest benefit
($68 million, net of tax) included in other expenses.

   The Company's overall liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, U.S. federal tax legislation and regulation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                                Years Ended December 31,
                                                                                -----------------------
                                                                                 2021    2020    2019
                                                                                -----    ----   ------
                                                                                   (In millions)
Balance at January 1,..........................................................  $ 35     $33    $ 442
Additions for tax positions of prior years.....................................    --       1       --
Reductions for tax positions of prior years (1)................................   (14)     --     (158)
Additions for tax positions of current year....................................     2       1        3
Settlements with tax authorities (2)...........................................    --      --     (254)
                                                                                -----    ----   ------
Balance at December 31,........................................................  $ 23     $35    $  33
                                                                                =====    ====   ======
Unrecognized tax benefits that, if recognized, would impact the effective rate.  $ 23     $35    $  33
                                                                                =====    ====   ======
--------
(1)The decreases in 2021 and 2019 are primarily related to non-cash benefits from tax audit settlements.

(2)The decrease in 2019 is primarily related to tax audit settlements, of which
   $251 million was reclassified to the current income tax payable account.

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses.

   Interest was as follows:

                                                                      Years Ended December 31,
                                                                      -----------------------
                                                                      2021    2020    2019
                                                                      ----    ----   ------
                                                                        (In millions)
Interest expense (benefit) recognized on the consolidated statements
  of operations (1).................................................. $(9)      $4    $(187)

                                   MLIC-114

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

                                                                           December 31,
                                                                           ------------
                                                                           2021    2020
                                                                           ----    ----
                                                                           (In millions)
Interest included in other liabilities on the consolidated balance sheets.   $4     $13
--------
(1)The decrease in 2019 is primarily related to tax audit settlements, of which
   $68 million was recorded in other expenses and $119 million was reclassified to the current income tax payable account.

16. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

    The Company is a defendant in a large number of litigation matters.
  Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed below and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, mortgage lending bank, employer, investor, investment advisor, broker-dealer, and taxpayer.

    The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange
  Commission; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority, as well as from local and national regulators and government authorities in jurisdictions outside the United States where the Company conducts business. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company's compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

    It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.
  Liabilities have been established for a number of the matters noted below. In certain circumstances where liabilities have been established there may be coverage under one or more corporate insurance policies, pursuant to which there may be an insurance recovery. Insurance recoveries are recognized as gains when any contingencies relating to the insurance claim have been resolved, which is the earlier of when the gains are realized or realizable.
  It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2021. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position. Given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the
  Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Matters as to Which an Estimate Can Be Made

    For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For matters where a loss is believed to be reasonably possible, but not probable, the Company has not made an accrual.
  As of December 31, 2021, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $100 million.

  Matters as to Which an Estimate Cannot Be Made

    For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters

                                   MLIC-115

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

  have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the
  Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

   Asbestos-Related Claims

     Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing or selling asbestos-containing products, nor has
   Metropolitan Life Insurance Company issued liability or workers'
   compensation insurance to companies in the business of manufacturing or selling asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920s through approximately the 1950s and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life
   Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company.

     Metropolitan Life Insurance Company's defenses include that:
   (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs;
   (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance
   Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; and (iv) plaintiffs' exposure occurred after the dangers of asbestos were known. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

      The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                          December 31,
                                             --------------------------------------
                                                 2021         2020         2019
                                             ------------ ------------ ------------
                                             (In millions, except number of claims)
Asbestos personal injury claims at year end.       58,785       60,618       61,134
Number of new claims during the year........        2,824        2,496        3,187
Settlement payments during the year (1)..... $       53.0 $       52.9 $       49.4
-------------

(1) Settlement payments represent payments made by Metropolitan Life Insurance
    Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance
    Company's attorneys' fees and expenses.

      The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

                                   MLIC-116

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

      The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

      The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary, but management does not believe any such charges are likely to have a material effect on the Company's financial position.

      The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability covers pending claims, claims not yet asserted, and legal defense costs and is based on estimates and includes significant assumptions underlying its analysis.

      Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan
   Life Insurance Company has updated its recorded liability for asbestos-related claims to $372 million at December 31, 2021. The recorded liability was $425 million at December 31, 2020.

   Julian & McKinney v. Metropolitan Life Insurance Company (S.D.N.Y., filed
   February 9, 2017)

      Plaintiffs filed this putative class and collective action on behalf of themselves and all current and former long-term disability ("LTD") claims specialists between February 2011 and the present for alleged wage and hour violations under the Fair Labor Standards Act ("FLSA"), the New York Labor
   Law, and the Connecticut Minimum Wage Act. The suit alleges that
   Metropolitan Life Insurance Company improperly reclassified the plaintiffs and similarly situated LTD claims specialists from non-exempt to exempt from overtime pay in November 2013. As a result, they and members of the putative class were no longer eligible for overtime pay even though they allege they continued to work more than 40 hours per week. Plaintiffs seek unspecified compensatory and punitive damages, as well as other relief. The court denied the plaintiffs' motion to certify the class and the United States Circuit
   Court for the Second Circuit denied plaintiffs leave to appeal this ruling.
   The court granted Metropolitan Life Insurance Company's motion for summary judgment as to the lead plaintiff's FLSA claims and its motion to de-certify the class as a collective action. Plaintiffs' motion for interlocutory review of the de-certification ruling is still pending. The Company intends to defend this action vigorously.

   Total Asset Recovery Services, LLC. v. MetLife, Inc., et al. (Supreme Court
   of the State of New York, County of New York, filed December 27, 2017)

      Total Asset Recovery Services (the "Relator") brought an action under the qui tam provision of the New York False Claims Act (the "Act") on behalf of itself and the State of New York. The Relator originally filed this action under seal in 2010, and the complaint was unsealed on December 19, 2017. The
   Relator alleges that MetLife, Inc., Metropolitan Life Insurance Company, and several other insurance companies violated the Act by filing false unclaimed property reports with the State of New York from 1986 to 2017, to avoid having to escheat the proceeds of more than 25,000 life insurance policies, including policies for which the defendants escheated funds as part of their demutualizations in the late 1990s. The Relator seeks treble damages and other relief. The Appellate Division of the New York State Supreme Court,
   First Department, reversed the court's order granting MetLife, Inc. and
   Metropolitan Life Insurance Company's motion to dismiss and remanded the case to the trial court where the Relator has filed an amended complaint.
   The Company intends to defend the action vigorously.

                                   MLIC-117

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

   Matters Related to Group Annuity Benefits

      In 2018, the Company announced that it identified a material weakness in its internal control over financial reporting related to the practices and procedures for estimating reserves for certain group annuity benefits.
   Several regulators have made inquiries into this issue and it is possible that other jurisdictions may pursue similar investigations or inquiries. The
   Company is also exposed to lawsuits and could be exposed to additional legal actions relating to this issue. These may result in payments, including damages, fines, penalties, interest and other amounts assessed or awarded by courts or regulatory authorities under applicable escheat, tax, securities,
   Employee Retirement Income Security Act of 1974, or other laws or regulations. The Company could incur significant costs in connection with these actions.

Commitments

  Mortgage Loan Commitments

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.1 billion and $2.4 billion at December 31, 2021 and 2020, respectively.

  Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge
  Loans and Private Corporate Bond Investments

     The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $4.5 billion and
  $4.3 billion at December 31, 2021 and 2020, respectively.

Guarantees

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $289 million, with a cumulative maximum of
$405 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.
Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   The Company's recorded liabilities were $2 million and $3 million at
December 31, 2021 and 2020, respectively, for indemnities, guarantees and commitments.

17. Related Party Transactions

Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably

                                   MLIC-118

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Related Party Transactions (continued)

the actual cost incurred by the Company and/or its affiliates. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.5 billion, $2.4 billion and $2.9 billion for the years ended
December 31, 2021, 2020 and 2019, respectively. Total revenues received from affiliates related to these agreements were $40 million, $40 million and
$29 million for the years ended December 31, 2021, 2020 and 2019, respectively.

   The Company had net payables to affiliates, related to the items discussed above, of $143 million and $198 million at December 31, 2021 and 2020, respectively.

   See Notes 1, 5, 7, 11 and 12 for additional information on related party transactions.

                                   MLIC-119

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule I

                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2021

                                 (In millions)

                                                                           Estimated         Amount at
                                                     Cost or               Fair              Which Shown on
Types of Investments                              Amortized Cost (1)       Value           Balance Sheet
--------------------                          ---------------------- ------------------ --------------------
Fixed maturity securities AFS:
Bonds:
U.S. government and agency...................  $             26,782  $           31,222 $             31,222
Public utilities.............................                 6,104               7,279                7,279
Municipals...................................                 6,884               8,728                8,728
Foreign government...........................                 4,330               4,946                4,946
All other corporate bonds....................                72,005              80,002               80,002
                                              ---------------------- ------------------ --------------------
  Total bonds................................               116,105             132,177              132,177
Mortgage-backed and asset-backed securities..                41,555              42,902               42,902
Redeemable preferred stock...................                   694                 806                  806
                                              ---------------------- ------------------ --------------------
  Total fixed maturity securities AFS........               158,354             175,885              175,885
Mortgage loans...............................                60,755                                   60,219
Policy loans.................................                 5,816                                    5,816
Real estate and real estate joint ventures...                 7,692                                    7,692
Real estate acquired in satisfaction of debt.                   181                                      181
Other limited partnership interests..........                 8,754                                    8,754
Short-term investments.......................                 4,889                                    4,866
Other invested assets........................                19,860                                   19,860
                                              ----------------------                    --------------------
  Total investments..........................  $            266,301                     $            283,273
                                              ======================                    ====================
--------
(1) Amortized cost for fixed maturity securities AFS, mortgage loans, policy loans and short-term investments represents original cost reduced by repayments and adjusted for amortization of premium or accretion of discount; for real estate, cost represents original cost reduced by impairments and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                                   MLIC-120

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
               Consolidated Supplementary Insurance Information
                          December 31, 2021 and 2020

                                 (In millions)

                            Future Policy Benefits,
                             Other Policy-Related
                     DAC         Balances and       Policyholder  Policyholder
                     and     Policyholder Dividend    Account      Dividends       Unearned        Unearned
Segment              VOBA         Obligation          Balances      Payable    Premiums (1), (2)  Revenue (1)
------------------ -------- ----------------------- ------------  ------------ ----------------- ------------
2021
U.S............... $    401        $         72,530    $  72,933      $     --      $        304         $ 21
MetLife Holdings..    2,191                  69,367       21,306           312               154          158
Corporate & Other.        6                     153          220            --                --           --
                   -------- ----------------------- ------------  ------------ ----------------- ------------
  Total........... $  2,598        $        142,050    $  94,459      $    312      $        458         $179
                   ======== ======================= ============  ============ ================= ============
2020
U.S............... $    398        $         73,274    $  74,283      $     --      $        171         $ 23
MetLife Holdings..    2,251                  70,845       22,383           397               150          157
Corporate & Other.       --                     201          (31)           --                --           --
                   -------- ----------------------- ------------  ------------ ----------------- ------------
  Total........... $  2,649        $        144,320    $  96,635      $    397      $        321         $180
                   ======== ======================= ============  ============ ================= ============
--------
(1) Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.

(2) Includes premiums received in advance.

                                   MLIC-121

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
        Consolidated Supplementary Insurance Information -- (continued)
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                      Policyholder    Amortization of
                                                      Benefits and        DAC and
                      Premiums and                     Claims and          VOBA
                     Universal Life        Net      Interest Credited   Charged to
                   and Investment-Type  Investment   to Policyholder       Other          Other
Segment            Product Policy Fees    Income     Account Balances    Expenses      Expenses (1)
------------------ ------------------- -----------  ----------------- --------------- -------------
2021
U.S...............     $        24,566 $     6,960     $       25,893    $         56    $    3,212
MetLife Holdings..               3,687       5,561              5,557             203         1,574
Corporate & Other.                  --         (35)                --              --         1,300
                   ------------------- -----------  ----------------- --------------- -------------
  Total...........     $        28,253 $    12,486     $       31,450    $        259    $    6,086
                   =================== ===========  ================= =============== =============
2020
U.S...............     $        18,822 $     6,053     $       19,424    $         56    $    3,042
MetLife Holdings..               3,914       4,355              5,897             350         1,707
Corporate & Other.                   1        (158)                --              --           759
                   ------------------- -----------  ----------------- --------------- -------------
  Total...........     $        22,737 $    10,250     $       25,321    $        406    $    5,508
                   =================== ===========  ================= =============== =============
2019
U.S...............     $        19,547 $     6,481     $       20,906    $         55    $    2,904
MetLife Holdings..               4,097       4,579              5,769             184         1,900
Corporate & Other.                   1         (87)                --              --           971
                   ------------------- -----------  ----------------- --------------- -------------
  Total...........     $        23,645 $    10,973     $       26,675    $        239    $    5,775
                   =================== ===========  ================= =============== =============
--------
(1) Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.

                                   MLIC-122

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV

                           Consolidated Reinsurance
                       December 31, 2021, 2020 and 2019

                             (Dollars in millions)

                                                                                   % Amount
                                                                                  Assumed
                              Gross Amount    Ceded       Assumed    Net Amount    to Net
                             ------------- ------------ ---------- ------------- ----------
2021
Life insurance in-force..... $   3,991,763 $    164,834 $  546,176 $   4,373,105      12.5%
                             ============= ============ ========== =============
Insurance premium
Life insurance (1).......... $      13,631 $        792 $    4,080 $      16,919      24.1%
Accident & health insurance.         9,377          146         41         9,272       0.4%
                             ------------- ------------ ---------- -------------
 Total insurance premium.... $      23,008 $        938 $    4,121 $      26,191      15.7%
                             ============= ============ ========== =============
2020
Life insurance in-force..... $   3,793,310 $    178,420 $  507,488 $   4,122,378      12.3%
                             ============= ============ ========== =============
Insurance premium
Life insurance (1).......... $      12,304 $        862 $      870 $      12,312       7.1%
Accident & health insurance.         8,517          127         39         8,429       0.5%
                             ------------- ------------ ---------- -------------
 Total insurance premium.... $      20,821 $        989 $      909 $      20,741       4.4%
                             ============= ============ ========== =============
2019
Life insurance in-force..... $   3,810,612 $    257,882 $  525,190 $   4,077,920      12.9%
                             ============= ============ ========== =============
Insurance premium
Life insurance (1).......... $      14,114 $        879 $      785 $      14,020       5.6%
Accident & health insurance.         7,690          128         26         7,588       0.3%
                             ------------- ------------ ---------- -------------
 Total insurance premium.... $      21,804 $      1,007 $      811 $      21,608       3.8%
                             ============= ============ ========== =============
--------
(1) Includes annuities with life contingencies.

   For the year ended December 31, 2021, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $13.7 billion and
$1.9 billion, respectively, and life insurance premiums of $114 million and
$3.2 billion, respectively. For the year ended December 31, 2020, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $14.0 billion and $1.1 billion, respectively, and life insurance premiums of
$113 million and $8 million, respectively. For the year ended December 31,
2019, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $14.2 billion and $1.3 billion, respectively, and life insurance premiums of $115 million and $9 million, respectively.

                                   MLIC-123

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

PART C
OTHER INFORMATION
Item 27. Exhibits
(a)		Resolution of the Board of Directors of Metropolitan Life establishing Separate Account E. (1)
(b)		Not applicable.
(c)	(1)	Principal Underwriting Agreement with MetLife Investors Distribution Company (May 1, 2007). (18)
(c)	(1)(i)	Amended and Restated Principal Underwriting Agreement with MetLife Investors Distribution Company (October 1, 2018). (31)
(c)	(2)	Form of Metropolitan Life Insurance Company Sales Agreement. (13)
(c)	(2)(i)	Form of Retail Sales Agreement (MLIDC Retail Sales Agreement 7-1-05)(LTC). (11)
(c)	(2)(ii)	Form of Enterprise Selling Agreement 02-10 (MetLife Investors Distribution Company Sales Agreement). (21)
(c)	(2)(iii)	Form of Enterprise Selling Agreement 09-12 (MetLife Investors Distribution Company Sales Agreement). (26)
(d)		Form of Deferred Annuity Contract. (2)
(d)	(1)	ROTH Individual Retirement Annuity Endorsement–Form ML-446.2 (9/02). (5)
(d)	(2)	401(a)/403(a) Plan Endorsement. Form ML-401.2(9/02). (5)
(d)	(3)	Individual Retirement Annuity Endorsement. Form ML-408.2(9/02). (5)
(d)	(4)	SIMPLE Individual Retirement Annuity Endorsement. Form: ML-439.1 (9/02). (5)
(d)	(5)	Tax Sheltered Annuity Endorsement. Form ML-398.2 (9/02). (5)
(d)	(6)	Guaranteed Minimum Income Benefit Rider–Living Benefit ML-560-1 (03/03). (7)
(d)	(7)	Guaranteed Withdrawal Benefit Rider. (9)
(d)	(8)	Guaranteed Minimum Income Benefit Form ML-560-2 (5/05). (6)
(d)	(9)	Enhanced Dollar Cost Averaging Rider Form ML-510-1 (5/05). (6)
(d)	(10)	Non-Qualified Annuity Endorsement Form ML-NQ (11/04)-I. (6)
(d)	(11)	Guaranteed Withdrawal Benefit Endorsement. Form ML-GWB(11/05) E. (10)
(d)	(12)	Designated Beneficiary Non-Qualified Annuity Endorsement. Form ML-NQ (11/05)-I. (10)
(d)	(13)	Guaranteed Minimum Accumulation Benefit Rider. Form ML-670-1(11/05). (10)
(d)	(14)	Guaranteed Withdrawal Benefit Rider. Form ML-670-2 (11/05) (Enhanced). (10)
(d)	(15)	Lifetime Withdrawal Guarantee Benefit Rider. Form MLI-690-1.24 (7/04). (12)
(d)	(15)(i)	Lifetime Withdrawal Guarantee Benefit Rider - Specifications Form 8028-4 (11/05). (12)
(d)	(16)	Lifetime Guaranteed Withdrawal Benefit Rider ML-690-4(4/08). (17)
(d)	(16)(i)	Lifetime Guaranteed Withdrawal Benefit - Contract Schedule (ML-ELGWB (4-08)). (14)
(d)	(17)	Guaranteed Minimum Income Benefit Rider - Living Benefit - ML-560-4 (4/08). (17)
(d)	(17)(i)	Guaranteed Minimum Income Benefit - Contract Schedule (ML-EGMIB (4-08)). (14)
(d)	(18)	Guaranteed Minimum Death Benefit (GMDB)Rider ML-640-1(4/08). (17)
(d)	(18)(i)	Guaranteed Minimum Death Benefit - Contract Schedule(ML-EDB(4-08)). (14)
(e)		Application Form for the Deferred Annuity. (2)
(e)	(1)	Variable Annuity Application Preference Plus Select(R) PPS APP (06/06)LWG (04/07) with Arizona Free Look. (15)
(e)	(2)	Variable Annuity Application Preference Plus Select(R) Form PPS APP (04/08) GMDB (04/08). (19)
(f)	(1)	Amended and Restated Charter of Metropolitan Life. (34)
(f)	(2)	Amended and Restated By-Laws of Metropolitan Life. (32)
(g)		Automatic Reinsurance Agreement between Metropolitian Life Insurance Company and Exeter Reassurance Company, LTD. effective December 1, 2004. Agreement No. 17258. (14)

(g)	(i)	Amendment No. 1 as of May 1, 2005. (14)
(g)	(ii)	Amendment No. 2 as of November 1, 2005 (14)
(g)	(iii)	Amendment No. 3 as of June 12, 2006 (14)
(g)	(iv)	Amendment No. 4 as of February 26, 2007 (14)
(g)	(v)	Amendment No. 5 as of June 30, 2007 (14)
(g)	(vi)	Amendment No. 6 as of July 16, 2007 (14)
(g)	(vii)	Amendment No. 7, as of April 28, 2008 (25)
(g)	(viii)	Amendment No. 8, as of July 1, 2008 (25)
(g)	(ix)	Amendment No. 9 as of July 14, 2008 (25)
(g)	(x)	Amendment No. 10 dated October 10, 2008, as of November 10, 2008 (25)
(g)	(xi)	Amendment No. 11 as of February 20, 2009 (25)
(g)	(xii)	Amendment No. 12 as of May 4, 2009 (25)
(g)	(xiii)	Amendment No. 13 as of July 10, 2009 (25)
(g)	(xiv)	Amendment No. 14 as of July 19, 2010 (25)
(g)	(xv)	Amendment No. 15 as of December 31, 2010 (25)
(g)	(xvi)	Amendment No. 16 as of April 29, 2011 (25)
(g)	(xvii)	Amendment No. 17 as of October 10, 2011 (25)
(g)	(xviii)	Amendment No. 18 as of April 1, 2012 (27)
(g)	(xix)	Amendment No. 19 as of September 30, 2012 (27)
(g)	(xx)	Amendment No. 20 as of July 1, 2012 (27)
(g)	(xxi)	Amendment No. 21 as of February 4, 2013 (28)
(g)	(xxii)	Amendment No. 22 as of April 29, 2013 (28)
(g)	(a)	Partial Commutation Agreement between Exeter Reassurance Company, Ltd. and Metropolitan Life Insurance Company (effective November 1, 2014). (20)
(h)	(1)	Participation Agreement–New England Zenith Fund. (3)
(h)	(2)	Participation Agreement–American Funds Insurance Series. (2)
(h)	(2)(i)	Participation Agreement–American Funds Insurance Series – Summary. (22)
(h)	(2)(ii)	Amendment No. 4 to Participation Agreement between Metropolitan Life Insurance Company, American Funds Insurance Series and Capital Research and Management Company dated November 19, 2014. (29)
(h)	(2)(iii)	Amendment dated as of June 7, 2021 to the Participation Agreement dated April 30, 2001 and May 16, 1989, as amended, by and among Metropolitan Life Insurance Company on behalf of itself and certain of its separate accounts; American Funds Insurance Series; and Capital Research and Management Company. (34)
(h)	(3)	Participation Agreement–Met Investors Series Trust. (4)
(h)	(3)(i)	First Amendment to the Participation Agreement. (23)
(h)	(3)(ii)	Second Amendment to the Participation Agreement. (23)
(h)	(3)(iii)	Amendment to each of the Participation Agreements currently in effect between Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, New England Life Insurance Company and General American Life Insurance Company effective April 30, 2010. (24)
(h)	(4)	Participation Agreement–Metropolitan Series Fund. (16)
(h)	(4)(i)	Amendment to each of the Participation Agreements currently in effect between Metropolitan Series Fund, MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company, Metropolitan Tower Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, New England Life Insurance Company and General American Life Insurance Company effective April 30, 2010. (24)

(h)	(5)(i)	Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. (32)
(h)	(5)(ii)	Amendment dated January 1, 2021 to the Participation Agreements with Brighthouse Funds Trust I. (33)
(h)	(6)(i)	Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust II, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. (32)
(h)	(6)(ii)	Amendment dated January 1, 2021 to the Participation Agreements with Brighthouse Funds Trust II. (33)
(i)		Not applicable
(j)		Not applicable
(k)		Opinion of Counsel. (2)
(l)		Consent of Independent Registered Public Accounting Firm. (34)
(m)		Not applicable.
(n)		Not applicable.
(o)		Not applicable.
(p)		Powers of Attorney for Metropolitan Life Insurance Company and its designated Separate Accounts. (30)

1.	Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 333-198314 on Form N-4 on October 31, 2014. As incorporated herein by reference.
2.	Filed with Pre-Effective Amendment No. 1 to this Registration Statement on August 3, 2001.
3.	Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on September 18, 2000. As incorporated herein by reference.
4.	Filed with Registration Statement No. 333-83716 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.
5.	Filed with Post-Effective Amendment No. 2 to this Registration Statement on April 10, 2003.
6.	Filed with Post-Effective Amendment No. 7 to this Registration Statement on April 8, 2005.
7.	Filed with Post-Effective Amendment No. 4 to this Registration Statement on April 20, 2004.
8.	[Reserved.]
9.	Filed with Post-Effective Amendment No. 6 to this Registration Statement on May 18, 2004.
10.	Filed with Post-Effective Amendment No. 8 to this Registration Statement on July 29, 2005.
11.	Filed with Post-Effective Amendment No. 5 to Registration Statement File No. 333-83716 for Metropolitan Life Separate Account E on Form N-4 on April 26, 2006. As incorporated herein by reference.
12.	Filed with Post-Effective Amendment No. 12 to this Registration Statement on April 5, 2006.
13.	Filed with Post-Effective Amendment No. 30 to Registration Statement Number 002-90380 on for Metropolitan Life Insurance Company on Form N-4 on October 22, 2003. As incorporated herein by reference.
14.	Filed with Post-Effective Amendment No. 18 to this Registration Statement on March 31, 2008.
15.	Filed with Post-Effective Amendment No. 15 to this Registration Statement on July 12, 2007.
16.	Filed with Post-Effective Amendment No. 9 to Registration Statement 333-83716 for Metropolitan Life Separate Account E on September 10, 2007. As incorporated herein by reference.
17.	Filed with Post-Effective Amendment No. 17 to this Registration Statement on January 17, 2008.
18.	Filed with Post-Effective Amendment No. 3 to Registration Statement No. 333-133675 for Paragon Separate Account B on Form N-6 on February 6, 2008. As incorporated herein by reference.
19.	Filed with Post-Effective Amendment No. 19 to this Registration Statement on April 17, 2008.
20.	Filed with Post-Effective Amendment No. 17 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on April 15, 2015. As incorporated herein by reference.
21.	Filed with Post-Effective Amendment No. 14 to Registration Statement File No. 333-83716 for Metropolitan Life Separate Account E on Form N-4 on April 13, 2010. As incorporated herein by reference.
22.	Filed with Post-Effective Amendment No. 15 to Registration Statement File No. 333-83716 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2011. As incorporated herein by reference.

23.	Filed with Post-Effective Amendment No. 2 to Registration Statement File No. 333-153109 for Metropolitan Life Separate Account E on Form N-4 on June 26, 2009. As incorporated herein by reference.
24.	Filed with Post-Effective Amendment No. 16 to Registration Statement File No. 333-83716 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2012. As incorporated herein by reference.
25.	Filed with Post-Effective Amendment No.44 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2012. As incorporated herein by reference.
26.	Filed with Post-Effective Amendment No. 17 to Registration Statement File No. 333-83716 for Metropolitan Life Separate Account E on Form N-4 on April 11, 2013. As incorporated herein by reference.
27.	Filed with Post-Effective Amendment No. 12 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on April 11, 2013. As incorporated herein by reference.
28.	Filed with Post-Effective Amendment No. 13 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on April 10, 2014. As incorporated herein by reference.
29.	Filed with Port-Effective Amendment No. 18 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on April 13, 2016. As incorporated herein by reference.
30.	Filed with Registration Statement for Metropolitan Life Insurance Company and its designated Separate Accounts. (File No. 333-234816) on Form S-3, filed November 22, 2019.
31.	Filed with Post-Effective Amendment No. 31 to this Registration Statement on April 23, 2019.
32.	Filed with Post-Effective Amendment No. 19 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2017.
33.	Filed with Post-Effective Amendment No. 27 to the Registration Statement for Metropolitan Life Separate Account E on Form N-4 (File No. 333-83716) filed April 28, 2021. As incorporated herein by reference.
34.	Filed herewith.

Item 28. Directors and Officers of Depositor
Name and Principal Business Address	Positions and Offices with Depositor
R. Glenn Hubbard
Chairman of the Board, MetLife, Inc.
Dean Emeritus and Russell L. Carson Professor
of Economics and Finance, Graduate School of
Business, and Professor of Economics, Faculty of
Arts and Sciences, Columbia University
200 Park Avenue
New York, NY 10166	Chairman of the Board and Director
Michel A. Khalaf President and Chief Executive Officer MetLife, Inc. 200 Park Avenue New York, NY 10166	President and Chief Executive Officer and Director
Cheryl W. Grisé Former Executive Vice President Northeast Utilities 200 Park Avenue New York, NY 10166	Director
Carlos M. Gutierrez Former U.S. Secretary of Commerce, Co-Founder, Chairman and Chief Executive Officer EmPath, Inc. 200 Park Avenue New York, NY 10166	Director

Name and Principal Business Address	Positions and Offices with Depositor
Gerald L. Hassell Former Chairman of the Board and Chief Executive Officer The Bank of New York Mellon Corporation 200 Park Avenue New York, NY 10166	Director
David L. Herzog Former Chief Financial Officer and Executive Vice President American International Group 200 Park Avenue New York, NY 10166	Director
Edward J. Kelly, III Former Chairman, Institutional Clients Group Citigroup, Inc. 200 Park Avenue New York, NY 10166	Director
William E. Kennard Former U.S. Ambassador to the European Union 200 Park Avenue New York, NY 10166	Director
Catherine R. Kinney Former President and Co-Chief Operating Officer New York Stock Exchange, Inc. 200 Park Avenue New York, NY 10166	Director
Diana L. McKenzie Former Chief Information Officer Workday, Inc. 200 Park Avenue New York, NY 10166	Director
Denise M. Morrison Former President and Chief Executive Officer Campbell Soup Company 1 Campbell Place Camden, NJ 08103	Director
Mark A. Weinberger Former Global Chairman and Chief Executive Officer EY 200 Park Avenue New York, NY 10166	Director
Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166 unless otherwise noted below.
NAME	POSITIONS WITH DEPOSITOR
Michel A. Khalaf	President and Chief Executive Officer
Marlene Debel	Executive Vice President and Chief Risk Officer
Stephen W. Gauster	Executive Vice President and General Counsel
John Dennis McCallion	Executive Vice President and Chief Financial Officer
Lyndon Oliver	Executive Vice President and Treasurer

NAME	POSITIONS WITH DEPOSITOR
Bill Pappas	Executive Vice President, Global Technology & Operations
Susan Podlogar	Executive Vice President and Chief Human Resources Officer
Tamara Schock	Executive Vice President and Chief Accounting Officer
Ramy Tadros	President, U.S. Business
Steven J. Goulart	Executive Vice President and Chief Investment Officer
Kishore Ponnavolu	President, Asia

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant.
The Registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law.  Under said law the assets allocated to the Separate Account are the property of Metropolitan Life Insurance Company.  Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company.  The following outline indicates those persons who are controlled by or under common control with MetLife, Inc.  No person is controlled by the Registrant.
ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
AS OF December 31, 2021
The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2021. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.
A.	MetLife Group, Inc. (NY)
	1.	MetLife Pet Insurance Solutions, LLC (KY)
	2.	Versant Health, Inc. (DE)
		a)	Versant Health Holdco, Inc . (DE)
			i)	Versant Health Consolidation Corp, (DE)
				1)	WDV Acquisition Corp, (DE)
					aa)	Davis Vision, Inc. (NY)
						aaa)	Versant Health Lab, LLC (DE)
						bbb)	DavisVision IPA, Inc. (NY)
				2)	Superior Vision Holdings, Inc. (DE)
					aa)	Superior Procurement, Inc. (DE)
					bb)	Superior Vision Services, Inc. (DE)
						aaa)	Superior Vision Insurance, Inc. (AZ)
				3)	Block Vision Holdings Corporation (DE)
					aa)	Vision Twenty-One Managed Eye Care IPA, Inc. (NY)
					bb)	Superior Vision Insurance Plan of Wisconsin, Inc. (WI)
					cc)	Vision 21 Physician Practice Management Company (FL)
					dd)	Superior Vision Benefit Management, Inc. (NJ)
						aaa)	Vision 21 Managed Eye Care of Tampa Bay, Inc. (FL)
						bbb)	Block Vision of Texas, Inc. (TX)

					ccc)	UVC Independent Practice Association, Inc. (NY)
					ddd)	MEC Health Care, Inc. (MD)
					eee)	Superior Vision of New Jersey, Inc. (NJ)
	3.	MetLife Services and Solutions, LLC (DE)
		a)	MetLife Solutions Pte. Ltd. (SGP)
			i)	MetLife Services East Private Limited (IND) - 99.99% is owned by MetLife Solutions Pte. Ltd. and .01% by Natiloportem Holdings, LLC
			ii)	MetLife Global Operations Support Center Private Limited (IND) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.
B.	MetLife Home Loans, LLC (DE)
C.	Metropolitan Tower Life Insurance Company (NE)
	1.	MTL Leasing, LLC (DE)
		a)	PREFCO XIV Holdings LLC (CT)
	2.	MetLife Assignment Company, Inc. (DE)
D.	MetLife Chile Inversiones Limitada (CHL) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance Company (“ALICO”), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by Natiloportem Holdings, LLC.
	1.	MetLife Chile Seguros de Vida S.A. (CHL) - 99.99% is held by MetLife Chile Inversiones Limitada and 0.01% by International Technical and Advisory Services Limited.
		a)	MetLife Chile Administradora de Mutuos Hipotecarios S.A. (CHL) - 99.9% is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.
	2.	Inversiones MetLife Holdco Tres Limitada (CHL) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.
		a)	AFP Provida S.A. (CHL) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones Limitada and the remainder is owned by the public.
			i)	Provida Internacional S.A. (CHL) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.
				1)	AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Administradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by MetLife Chile Inversiones Limitada
	3.	MetLife Chile Seguros Generales, S.A. (CHL) - 99.99% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by Inversiones MetLife Holdco Dos Limitada.
E.	MetLife Digital Ventures, Inc. (DE)
F.	Metropolitan Property and Casualty Insurance Company (RI)
	1.	Metropolitan General Insurance Company (RI)
	2.	Metropolitan Casualty Insurance Company (RI)
	3.	Metropolitan Direct Property and Casualty Insurance Company (RI)
	4.	MetLife Auto & Home Insurance Agency, Inc. (RI)
	5.	Metropolitan Group Property and Casualty Insurance Company (RI)
	6.	Metropolitan Lloyds, Inc. (TX)
		a)	Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.
	7.	Economy Fire & Casualty Company (IL)
		a)	Economy Preferred Insurance Company (IL)

		b)	Economy Premier Assurance Company (IL)
G.	Newbury Insurance Company, Limited (DE)
H.	MetLife Investors Group, LLC (DE)
	1.	MetLife Investors Distribution Company (MO)
	2.	MetLife Investments Securities, LLC (DE)
		(a)	MAXIS Services, LLC (DE) - MetLife, Inc. sold its interests in MAXIS Services, LLC to MAXIS GBN on December 14, 2021.
			i)	MAXIS Insurance Brokerage Services, Inc. (DE) - 100% of MAXIS Insurance Brokerage Services, Inc. is owned by MAXIS Insurance Brokerage Services, Inc. (DE)
I.	Metropolitan Life Insurance Company (“MLIC”) (NY)
	1.	MTU Hotel Owner, LLC (DE)
	2.	ML-AI MetLife Member 5, LLC (DE)
	3.	Pacific Logistics Industrial South, LLC (DE)
	4.	ML Clal Member, LLC (DE)
	5.	ML Third Army Industrial Member, LLC (DE)
	6.	MFA Financing Vehicle CTR1, LLC (DE)
	7.	ML One Bedminster, LLC (DE)
		a)	Pacific Logistics Industrial North, LLC (DE)
	8.	METLIFE ASHTON AUSTIN OWNER, LLC (DE)
	9.	METLIFE ACOMA OWNER, LLC (DE)
	10.	MET 1065 HOTEL, LLC (DE)
		a)	ML Spokane Industrial Member, LLC (DE)
	11.	ML MATSON MILLS MEMBER LLC (DE)
	12.	White Tract II, LLC (DE)
	13.	MetLife Japan US Equity Owners LLC (DE)
1.	ML Sloan’s Lake Member, LLC (DE) - Metropolitan Life Insurance Company owns 55% and 45% by Metropolitan Tower Life Insurance Company.
	2.	St. James Fleet Investments Two Limited (CYM)
		a)	OMI MLIC Investments Limited (CYM)
	3.	MLIC Asset Holdings II LLC (DE)
	4.	CC Holdco Manager, LLC (DE)
	5.	Transmountain Land & Livestock Company (MT)
	6.	Missouri Reinsurance, Inc. (CYM)
	7.	Metropolitan Tower Realty Company, Inc. (DE)
		a)	Midtown Heights, LLC (DE)
	8.	MetLife RC SF Member, LLC (DE)
		a)	MNQM TRUST 2020 (DE)
	9.	23rd Street Investments, Inc. (DE)
		a)	MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
		b)	MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
		c)	Long Island Solar Farm LLC (DE) - 90.39% membership interest is held by LISF Solar Trust in which MetLife Capital Limited Partnership has a 100% beneficial interest and the remaining 9.61% is owned by a third party.

		i)	Met Canada Solar ULC (CAN)
10.	MetLife Holdings, Inc. (DE)
	a)	MetLife Credit Corp. (DE)
	b)	MetLife Funding, Inc. (DE)
11.	ML Southlands Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.
ML PORT CHESTER SC MEMBER, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% is owned by Metropolitan Tower Life Insurance Company.
12.	Corporate Real Estate Holdings, LLC (DE)
13.	MetLife Tower Resources Group, Inc. (DE)
14.	ML Sentinel Square Member, LLC (DE)
15.	MetLife Securitization Depositor LLC (DE)
16.	WFP 1000 Holding Company GP, LLC (DE)
17.	MTU Hotel Owner, LLC (DE) 13-5581829
	a)	Plaza Drive Properties, LLC (DE)
18.	White Oak Royalty Company (OK)
19.	500 Grant Street GP LLC (DE)
20.	500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.
21.	MetLife Retirement Services LLC (NJ)
22.	Euro CL Investments, LLC (DE)
23.	MEX DF Properties, LLC (DE)
	a)	PREFCO Fourteen, LLC (DE)
24.	MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.
25.	MetLife Properties Ventures, LLC (DE)
26.	Housing Fund Manager, LLC (DE)
	a)	MTC Fund I, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third party member.
	b)	MTC Fund II, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third party member.
	c)	MTC Fund III, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third party member.
27.	MLIC Asset Holdings LLC (DE)
28.	The Building at 575 Fifth Avenue Mezzanine LLC (DE)
	a)	The Building at 575 Fifth Retail Holding LLC (DE)
		i)	The Building at 575 Fifth Retail Owner LLC (DE)
29.	MetLife Chino Member, LLC (DE)
30.	MLIC CB Holdings LLC (DE)
31.	MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.
32.	Oconee Hotel Company, LLC (DE)
	a)	ML Hudson Member, LLC (DE)
	b)	ML 300 THIRD MEMBER LLC (DE)

33.	Oconee Land Company, LLC (DE)
	a)	Oconee Land Development Company, LLC (DE)
	b)	Oconee Golf Company, LLC (DE)
	c)	Oconee Marina Company, LLC (DE)
34.	1201 TAB Manager, LLC (DE)
35.	MetLife 1201 TAB Member, LLC (DE)
36.	MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company and 1% is owned by Metropolitan Tower Life Insurance Company.
37.	1001 Properties, LLC (DE)
38.	6104 Hollywood, LLC (DE)
39.	Boulevard Residential, LLC (DE)
40.	ML-AI MetLife Member 3, LLC (DE)
41.	Marketplace Residences, LLC (DE)
42.	ML Swan Mezz, LLC (DE)
	a)	ML Swan GP, LLC (DE)
43.	ML Dolphin Mezz, LLC (DE)
	a)	ML Dolphin GP, LLC (DE)
44.	Haskell East Village, LLC (DE)
45.	150 North Riverside PE Member, LLC (DE) - MLIC owns an 81.45% membership interest and Metropolitan Tower Life Insurance Company owns a 18.55% membership interest
46.	ML Terraces, LLC (DE)
47.	Chestnut Flats Wind, LLC (DE)
48.	MetLife 425 MKT Member, LLC (DE) - 66.91% of MetLife 425 MKT Member, LLC is owned by Metropolitan Life Insurance Company and 33.09% is owned by MREF 425 MKT, LLC.
49.	MetLife OFC Member, LLC (DE)
50.	MetLife THR Investor, LLC (DE)
51.	ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.
52.	ML - AI MetLife Member 1, LLC (DE) - 100% of the membership interest is owned by Metropolitan Life Insurance Company.
53.	MetLife CB W/A, LLC (DE)
	a)	ML OMD Member, LLC (DE)
54.	MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.
MCRE BLOCK 40, LP.
55.	10700 Wilshire, LLC (DE)
56.	Viridian Miracle Mile, LLC (DE)
57.	MetLife 555 12th Member, LLC (DE) - 94.6% is owned by MLIC and 5.4% by Metropolitan Tower Life Insurance Company.
58.	MetLife OBS Member, LLC (DE)
59.	MetLife 1007 Stewart, LLC (DE)
60.	ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC’s ownership interest is owned by MLIC and 1.03% by Metropolitan Tower Life Insurance Company.
61.	MetLife Treat Towers, Member, LLC (DE)
62.	MetLife FM Hotel Member, LLC (DE)
	a)	LHCW Holdings (U.S.) LLC (DE)

		i)	LHC Holdings (U.S.) LLC (DE)
			1)	LHCW Hotel Holdings LLC (DE)
		aa)	LHCW Hotel Holdings (2002) LLC (DE)
		bb)	LHCW Hotel Operating Company (2002) LLC (DE)
63.	ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by Metropolitan Tower Life Insurance Company.
64.	MetLife SP Holdings, LLC (DE)
	a)	MetLife Private Equity Holdings, LLC (DE)
65.	Buford Logistics Center, LLC (DE)
66.	MetLife Park Tower Member, LLC (DE)
	a)	Park Tower REIT, Inc. (DE)
		i)	Park Tower JV Member, LLC (DE)
67.	MCPP Owners, LLC (DE) - 87.34% is owned by MLIC, 1.81% by Metropolitan Tower Life Insurance Company, and 10.85% by MTL Leasing, LLC.
68.	ML-AI MetLife Member 5, LLC (DE)
69.	MetLife HCMJV 1 GP, LLC (DE)
	a)	METLIFE HCMJV 1 LP, LLC (DE)
70.	MetLife ConSquare Member, LLC (DE)
71.	MetLife Ontario Street Member, LLC (DE)
72.	1925 WJC Owner, LLC (DE)
	a)	ML BELLEVUE MEMBER, LLC (DE)
	b)	MIM Spokane Industrial Manager, LLC (DE)
73.	MetLife Member Solaire, LLC (DE)
74.	Sino-US United MetLife Insurance Co., Ltd. - 50% of Sino-US United MetLife Insurance Company, Ltd. is owned by MLIC and 50% is owned by a third party.
	a)	METLIFE LEGAL PLANS, INC. (DE)
	b)	METLIFE LEGAL PLANS OF FLORIDA, INC. (FL)
	c)	1350 Eye Street Owner LLC (DE) - 95.616439% of 1350 Eye Street Owner LLC is owned by Metropolitan Life insurance Company and 4.383561% is owned by Metropolitan Tower Life Insurance Company.
75.	ML Cerritos TC Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.
76.	MetLife Boro Station Member, LLC (DE)
77.	MetLife 8280 Member, LLC (DE)
	a)	MetLife Campus at SGV Member LLC (DE)
78.	Southcreek Industrial Holdings, LLC (DE)
79.	MMP Owners, LLC (DE)
80.	ML Corner 63 Member, LLC (DE)
	a)	ML Armature Member, LLC (DE) - 87.34% of ML Armature Member, LLC is owned by Metropolitan Life Insurance Company and 12.66% is owned by Metropolitan Tower Life Insurance Company.
81.	ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company.
MMP OWNERS III, LLC (DE)
	a)	METLIFE MULTI-FAMILY PARTNERS III, LLC (DE)
	b)	MMP HOLDINGS III, LLC (DE)
		1.	MMP CEDAR STREET REIT, LLC (DE)

a. MMP CEDAR STREET OWNER, LLC (DE)
			2.	MMP SOUTH PARK REIT, LLC (DE)
a. MMP SOUTH PARK OWNER, LLC (DE)
			3.	MMP OLIVIAN REIT, LLC (DE)
a. MMP OLIVIAN OWNER, LLC (DE)
MC PORTFOLIO JV MEMBER, LLC (DE)
J.	MetLife Capital Trust IV (DE)
K.	MetLife Investments Management, LLC. (DE)
	1.	MetLife Senior Direct Lending GP, LLC (DE)
		a.	MetLife Senior Direct Lending Fund, LP (CYM)
			i.	MetLife Senior Direct Lending Finco, LLC (DE)
				aa)	MetLife Senior Direct Lending Holdings, LP (DE)
		b.	MLJ US Feeder LLC (DE) - MetLife Senior Direct Lending GP, LLC is the Manager of MLJ US Feeder LLC. MetLife Insurance K.K. is the sole member.
	2.	MIM MetWest International Manager, LLC (DE)
	3.	MIM ML-AI Venture 5 Manager, LLC (DE)
	4.	MIM Clal General Partner, LLC (DE)
	5.	MIM Third Army Industrial Manager, LLC (DE)
	6.	MetLife 425 MKT Manager, LLC (DE)
	7.	MetLife Alternatives GP, LLC (DE)
		a)	MetLife International PE Fund I, LP (CYM) - 95.88% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and 4.12% is owned by MetLife Mexico S.A.,
		b)	MetLife International PE Fund II, LP (CYM) - 97.90% of the limited partnership interests of MetLife International PE Fund II, LP is owned by MetLife Insurance K.K. (Japan) and 2.1% by MetLife Mexico, S.A.
		c)	MetLife International HF Partners, LP (CYM) - 90.30% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and 9.70% is owned by MetLife Insurance Company of Korea Limited,
		d)	MetLife International PE Fund III, LP (CYM) - 92.09% of the limited partnership interests of MetLife International PE Fund III, LP is owned by MetLife Insurance K.K. (Japan) and 7.91% is owned by MetLife Insurance Company of Korea Limited,
		e)	MetLife International PE Fund IV, LP (CYM) - 96.21% of the limited partnership interests of MetLife International PE Fund IV, LP is owned by MetLife Insurance K.K. (Japan) and 3.79% is owned by MetLife Insurance Company of Korea Limited,
		f)	MetLife International PE Fund V, LP (CYM) - 96.73% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.27% is owned by MetLife Insurance Company of Korea.
		g)	MetLife International PE Fund VI, LP (CYM) - 96.53% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.47% is owned by MetLife Insurance Company of Korea.
		h)	MetLife International PE Fund VII, LP (CYM) - MetLife Alternatives GP, LLC is the general partner of MetLife International PE Fund VII, LP. MetLife Insurance K.K. (Japan) is the sole limited partner.
	8.	MetLife Loan Asset Management LLC (DE)
		a)	MIM CM Syndicator LLC (DE)
		b)	1350 Eye Street Manager, LLC (DE)
	9.	MLIA SBAF COLONY MANAGER LLC (DE), METLIFE JAPAN US EQUITY FUND GP LLC (DE)
		a)	MetLife Japan US Equity Fund LP (DE) - MetLife Japan US Equity Fund GP, LLC is general partner of MetLife Japan US Equity Fund LP (“Fund”). The following affiliates hold a limited partnership interest in the Fund LP: 51% is owned by MetLife Japan US Equity Owners LLC and 49% by MetLife Japan US Equity Owners (Blocker).
		b)	MIM Campus at SGV Manager, LLC (DE)

	c)	MIM LS GP, LLC (DE)
		(i)	MetLife Long Short Credit Fund, LP (DE) - MIM LS GP, LLC is the general partner of MetLife Long Short Credit Fund, LP (the “Fund”). Metropolitan Life Insurance Company owns 100% of the Fund.
		(ii)	MetLife Long Short Credit Master Fund, LP (DE) - MIM LS GP, LLC is the general partner of MetLife Long Short Credit Master Fund, LP (the “Fund”). MetLife Long Short Credit Fund, LP is the sole limited partner in the Fund.
		(iii)	MetLife Long Short Credit Parallel Fund, LP (Cayman) - MIM LS GP, LLC is the general partner of MetLife Long Short Credit Parallel Fund, LP (the “Fund”) and is the sole partner in the Fund.
10.	MetLife Core Property Fund GP, LLC (DE)
	a)	MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the “Fund”). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 14.40%, Metropolitan Life Insurance Company (on behalf of Separate Account 746) owns 2.09%, MetLife Insurance Company of Korea Limited owns 1.52%, MetLife Insurance K.K. owns 8.1%, Metropolitan Tower Life Insurance Company owns 0.04% and Metropolitan Tower Life Insurance Company (on behalf of Separate Account 152) owns 3.85%.
		i)	MetLife Core Property REIT, LLC (DE)
		1)	MCP Dillon Residential, LLC (DE); MCP Shakopee, LLC (DE); MCP Bradford, LLC (DE); MCP Stateline, LLC (DE); MetLife Core Property Holdings, LLC also holds, directly or indirectly, the following limited liability companies (indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCPF Foxborough, LLC (100%); MCP Allen Creek Member, LLC (DE); MCP One Westside, LLC; MCP 7 Riverway, LLC; MCPF Acquisition, LLC; MCP SoCal Industrial - Springdale, LLC; MCP SoCal Industrial - Concourse, LLC; MCP SoCal Industrial - Kellwood, LLC; MCP SoCal Industrial - Redondo, LLC; MCP SoCal Industrial - Fullerton, LLC; MCP SoCal Industrial - Loker, LLC; MCP Paragon Point, LLC; MCP The Palms at Doral, LLC; MCP Waterford Atrium, LLC; MCP EnV Chicago, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC; MCP 3040 Post Oak, LLC; MCP Plaza at Legacy, LLC; MCP SoCal Industrial - LAX, LLC; MCP SoCal Industrial - Anaheim, LLC; MCP SoCal Industrial - Canyon, LLC; MCP SoCal Industrial - Bernardo, LLC; MCP Ashton South End, LLC; MCP Lodge At Lakecrest, LLC; MCP Main Street Village, LLC; MCP Trimble Campus, LLC; MCP Stateline, LLC; MCP Highland Park Lender, LLC; MCP Buford Logistics Center Bldg B, LLC; MCP 22745 & 22755 Relocation Drive, LLC; MCP 9020 Murphy Road, LLC; MCP Northyards Holdco, LLC; MCP Northyards Owner, LLC (100%); MCP Northyards Master Lessee, LLC (100%); MCP VOA Holdings, LLC; MCP VOA I & III, LLC (100%); MCP VOA II, LLC (100%); MCP West Broad Marketplace, LLC; MCP Grapevine, LLC; MCP Union Row, LLC; MCP Fife Enterprise Center, LLC; MCP 2 Ames, LLC; MCP 2 Ames Two, LLC (100%); MCP 2 Ames One, LLC (100%); MCP 2 Ames Owner, LLC (100%); MCP 350 Rohlwing, LLC; MCP - Wellington, LLC; MCP Onyx, LLC; MCP Valley Forge, LLC; MCP Valley Forge Two, LLC (100%); MCP Valley Forge One, LLC(100%); MCP Valley Forge Owner, LLC (100%); MCP MA Property REIT, LLC; MCPF - Needham, LLC (100%); MCP 60 11th Street Member, LLC; 60 11th Street, LLC (100%); MCP - English Village, LLC; MCP 100 Congress Member, LLC; Des Moines Creek Business Park Phase II, LLC; MCP Magnolia Park Member, LLC; MCP Denver Pavilions Member, LLC; MCP Buford Logistics Center 2 Member, LLC; MCP Seattle Gateway Industrial 1, LLC; MCP 249 Industrial Business Park Member, LLC; MCP Seattle Gateway Industrial II, LLC; MCP Seventh and Osborn Retail Member, LLC; MCP Astor at Osborn, LLC; MCP Block 23 Member, LLC; MCP Burnside Member, LLC; MCP Mountain Technology Center Member TRS, LLC; MCP Vineyard Avenue Member, LLC; MCP 93 Red River Member, LLC; MCP Frisco Office, LLC; MCP Center Avenue Industrial Member, LLC; MCP 220 York, LLC; MCP 1500 Michael, LLC; MCP Vance Jackson, LLC; MCP Sleepy Hollow Member, LLC; MCP Clawiter Innovation Member, LLC; MCP Hub I, LLC; MCP Hub 1 Property, LLC (100%); MCP Shakopee, LLC; MCP Bradford, LLC; MCP Dillon, LLC; MCP Dillon Residential, LLC; MCP Optimist Park Member, LLC; Mountain Technology Center Venture, LLC; Mountain Technology Center A, LLC (100%); Mountain Technology Center B, LLC (100%); Mountain Technology Center C, LLC; Mountain Technology Center D, LLC; Mountain Technology Center E, LLC; MCP Frisco Office Two, LLC; MCP 38th West Highland, LLC; MCP Gateway Commerce Center 5, LLC; MCP Allen Creek Member, LLC; Center Avenue Industrial Venture, LLC (73.26%), Center Avenue Industrial, LLC (73.26%); Vineyard Avenue Industrial Venture, LLC (71.16%), and Vineyard Avenue Industrial, LLC (71.16%).
			aa)	MCP Property Management, LLC (DE)
			bb)	MetLife Core Property TRS, LLC (DE)
(i) MCP ESG TRS, LLC (DE)
MCP COMMON DESK TRS, LLC (DE)
11.	MetLife Commercial Mortgage Income Fund GP, LLC (DE)

		a)	MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is the general partner of MetLife Commercial Mortgage Income Fund, LP (the “Fund”). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 27.35%, MetLife Insurance Company of Korea Limited owns 1.4%, and Metropolitan Tower Life Insurance Company owns 3.62%.
			i)		MetLife Commercial Mortgage REIT, LLC (DE)
				1)	MetLife Commercial Mortgage Originator, LLC (DE)
aa) MCMIF Holdco I, LLC (DE)
bb) MCMIF Holdco II, LLC (DE)
cc) MCMIF Holdco III, LLC (DE)
		b)	MetLife Strategic Hotel Debt Fund GP, LLC (DE)
			i)		MetLife Strategic Hotel Debt Fund, LP (DE) - MetLife Strategic Hotel Debt Fund GP, LLC is the general partner of MetLife Strategic Hotel Debt Fund, LP (the “Fund”). The following affiliates committed to hold limited partnership interests in the Fund: Metropolitan Life Insurance Company (46.88%) and Metropolitan Tower Life Insurance Company (26.04%). The remainder is held by a third party.
			ii)		MetLife Strategic Hotel Originator, LLC (DE)
		c)	MSHDF Holdco I, LLC (DE)
	12.	MLIA SBAF Manager, LLC (DE)
	13.	MLIA Manager I, LLC (DE)
	14.	ML - URS PORT CHESTER SC MANAGER, LLC (DE), ML BELLEVUE MANAGER, LLC (DE) and MLIA Park Tower Manager, LLC (DE)
	15.	MetLife Middle Market Private Debt GP, LLC (DE)
		a.	MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the general partner of MetLife Middle Market Private Debt Fund II L.P (the “Fund”). The following affiliates hold limited partnership interests in the Fund: MetLife Private Equity Holdings, LLC (30.53%), Metropolitan Life Insurance Company (30.53%), .99% is held by MetLife Middle Market Private Debt, GP, LLC. The remainder is held by a third party.
	16.	MetLife Middle Market Private Debt Parallel GP, LLC (DE)
a. MetLife Middle Market Private Debt Parallel Fund, LP (CYM) - MetLife Middle Market Private Debt Parallel GP, LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (Japan) (100%).
	17.	MIM OMD Manager LLC (DE)
	18.	MetLife-Enhanced Core Property Fund GP, LLC (DE)
		a)	MetLife Enhanced Core Property Fund, LP (DE) - MetLife Enhanced Core Property Fund GP is the general partner of MetLife Enhanced Core Property Fund LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 33.3328% is held by Metropolitan Life Insurance Company and 33.3328% is held by Metropolitan Tower Life Insurance Company. The remainder is held by third parties.
			i)		MetLife Enhanced Core Property REIT, LLC (DE) - MetLife Enhanced Core Property Fund, LP is the manager of MetLife Enhanced Core Property REIT, LLC (the “Fund”) and holds 99.9% of the membership interests in the Fund. The remainder is held by third parties.
		b)	MetLife Enhanced Core Property Holdings LLC (DE)
			i)		MEC Fillmore Cherry Creek, LLC
			ii)		MEC Patriot Park 5 LLC (DE)
L.	SafeGuard Health Enterprises, Inc. (DE)
	1.	MetLife Health Plans, Inc. (DE)
	2.	SafeGuard Health Plans, Inc. (CA)
	3.	SafeHealth Life Insurance Company (CA)
	4.	SafeGuard Health Plans, Inc. (FL)

	5.	SafeGuard Health Plans, Inc. (TX)
M.	Cova Life Management Company (DE)
N.	MetLife Reinsurance Company of Charleston (SC)
O.	MetLife Reinsurance Company of Vermont (VT)
P.	Delaware American Life Insurance Company (DE)
Q.	MetLife Global Benefits, Ltd. (CYM)
R.	Inversiones MetLife Holdco Dos Limitada (CHL) -99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.000535% is owned by MetLife International Holdings, LLC. and 0.0000054% is owned by Natiloportem Holdings, LLC.
S.	MetLife Consumer Services, Inc. (DE)
T.	MetLife Global, Inc. (DE)
U.	MetLife Insurance Brokerage, Inc. (NY)
V.	American Life Insurance Company (DE)
	1.	MetLife Insurance K.K. (Japan)
		a)	Communication One Kabushiki Kaisha (Japan)
		b)	FORTISSIMO CO., LTD (Japan)
		c)	METLIFE JAPAN US EQUITY OWNERS (BLOCKER) LLC (DE) - MetLife Japan US Equity Fund GP, LLC is the manager of MetLife Japan US Equity Owners (Blocker) LLC. MetLife Insurance K.K. (Japan) is the sole member.
	2.	MetLife Global Holding Company I GmbH (Swiss)
		a)	MetLife, Life Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company is owned by MetLife Global Holding Company I GmbH and the remainder by third parties.
		b)	MetLife Global Holding Company II GmbH (Swiss)
			i)	ALICO European Holdings Limited (Ireland)
				1)	Closed Joint-stock Company Master-D (Russia)
						aa)	Closed Joint-Stock Company MetLife Insurance Company (Russia)
			ii)	MetLife Asia Holding Company Pte. Ltd. (Singapore)
				1)	MetLife Innovation Centre Pte. Ltd. (Singapore)
				2)	LumenLab Malaysia Sdn. Bhd. (Malaysia)
			iii)	MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)
			iv)	MetLife Investment Management Limited (England/UK)
			v)	MM Global Operations Support Center, S.A. de C.V. (Mexico) - 99.999509% of MM Global Operations Support Center, S.A. de C.V. Mexico is held by MetLife Global Holding Company II GmbH (Swiss) and 0.000491% is held by MetLife Global Holding Company I GmbH (Swiss).
				1.	Fundacion MetLife Mexico, A.C. (Mexico)
			vi)	MetLife Colombia Seguros de Vida S.A. (Colombia) - 89.9999657134583% of MetLife Colombia Seguros de Vida S.A. is owned by MetLife Global Holding Company II GmbH, International Technical and Advisory Services Limited, Borderland Investments Limited and Natiloportem Holdings, LLC each own 10.0000315938813% is owned by MetLife Global Holding Company I GmbH, 0.000000897553447019009%.
			vii)	PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH, .0006% is owned by International Technical and Advisory Services and the remaining .0006% is owned by Borderland Investments Limited.
			viii)	MetLife Innovation Centre Limited (Ireland)
			ix)	MetLife EU Holding Company Limited (Ireland)
				1)	MetLife Europe d.a.c (Ireland)
					1.	MetLife Pension Trustees Limited (England/UK)
				2)	Agenvita S.r.l. (Italy)

			3)	MetLife Services EOOD (Bulgaria)
			4)	MetLife Europe Insurance d.a.c (Ireland)
			5)	MetLife Europe Services Limited (Ireland)
			6)	MetLife Services, Sociedad Limitada (Spain)
			7)	MetLife Slovakia S.r.o. (Slovakia) - 99.956% of MetLife Slovakia S.r.o. is owned by MetLife EU Holding Company Limited and 0.044% is owned by ITAS.
			8)	MetLife Solutions S.A.S. (France)
				aa)	Branch of MetLife Solutions S.A.S. Morocco
				bb)	MetLife Services Cyprus Ltd (Cyprus)
			9)	Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9903% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by MetLife EU Holding Company Limited and 0.0097% is owned by MetLife Services Sp z.o.o.
			10)	MetLife Towarzystwo Ubezpieczen na Zycie i Reasekuracji S.A. (Poland)
				aa)	MetLife Services Sp z.o.o. (Poland)
				bb)	MetLife Towarzystwo Funduszy Inwestycyjnych, S.A. (Poland)
				cc)	MetLife Powszechne Towarzystwo Emerytalne S.A. (Poland)
	c)	MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by MetLife Global Holding Company II GmbH (Swiss) and the remaining by third parties.
10)	MetLife Services Cyprus Ltd. (Cyprus)
11)	MetLife Services EOOD (Bulgaria)
12)	MetLife Life Insurance S.A. (Greece)
		aa)	MetLife Mutual Fund Company (Greece) - 90% of MetLife Mutual Fund Company is owned by MetLife Life Insurance S.A. and the remaining interest by a third party.
		x)	MetLife Investment Management Europe Limited (Ireland)
1)	MetLife Investments Asia Limited (Hong Kong)
2)	MetLife Syndicated Bank Loan Lux GP, S.a.r.l. (Luxembourg)
3)	MetLife Investments Limited (England/UK)
4)	MetLife Latin America Asesorias e Inversiones Limitada (CHL) - 99.99% of MetLife Latin American Asesorias e Inversiones Limitada is owned by MetLife Investment Management Holdings (Ireland) Limited and .01% is owned by MetLife Global Holding Company II GmbH (Swiss).
		xi)	MetLife Asia Services Sdn. Bhd (Malasya)
1)	ALICO OPERATIONS, LLC (DE)
2)	MetLife Asset Management Corp. (Japan)
3)	MetLife Seguros S.A. (Uruguay)
13)	MetLife International Holdings, LLC (DE)
1)	Natiloportem Holdings, LLC (DE)
aa) Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99.9% of Excelencia Operativa y Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and .1% by MetLife Mexico Servicios, S.A. de C.V.
2)	PNB MetLife India Insurance Company Limited - 32.41% is owned by MetLife International Holdings, LLC and the remainder is owned by third parties.
3)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.
4)	Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

5)	MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by Natiloportem Holdings, LLC.
6)	MetLife Seguros de Retiro S.A. (Argentina) - 96.8897% is owned by MetLife International Holdings, LLC, 3.1102% is owned by Natiloportem Holdings, LLC and 0.0001% by ITAS
7)	Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, LLC and 95% is owned by MetLife International Holdings, LLC.
8)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.
aa) MetLife Servicios S.A. (Argentina) - 19.12% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A. 80.88% are held by Natiloportem Holdings, LLC.
9)	MetLife Worldwide Holdings, LLC (DE)
aa) BIDV MetLife Life Insurance Limited Liability Company (Vietnam) – 60.61% of BIDV MetLife Life Insurance Limited Liability Company is held by American Life Insurance Company and the remainder by third parties.
10)	MetLife International Limited, LLC (DE)
11)	MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.
12)	MetLife Asia Limited (Hong Kong)
13)	AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder by a third party.
14)	AmMetLife Takaful Berhad (Malaysia) - 49.9999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder by a third party.
15)	MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.
16)	MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, S.A. de C.V. is owned by MetLife International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services Limited.
aa) MetLife Global Holdings Corporation S.A. de C.V. (Ireland) - 98.9% is owned by MetLife International Holdings, LLC and 1.1% is owned by MetLife International Limited, LLC.
			i)	MetLife Ireland Treasury d.a.c (Ireland)
		1)	MetLife General Insurance Limited (Australia)
		2)	MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c and 8.83532% by MetLife Global Holdings Corp. S.A. de C.V.
			aaa)	The Direct Call Centre PTY Limited (Australia)
			bbb)	MetLife Investments PTY Limited (Australia)
				i)	MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment Trust is a trust vehicle, the trustee of which is MetLife Investments PTY Limited (“MIPL”). MIPL is a wholly owned subsidiary of MetLife Insurance PTY Limited.
	ii)	Metropolitan Global Management, LLC (Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.
		1)	MetLife Mexico Holdings, S. de R.L. de C.V. (Mexico) - 99.99995% is owned by Metropolitan Global Management, LLC and .00005% is owned by MetLife International Holdings, LLC.
			aaa)	MetLife Pensiones Mexico S.A. (Mexico)- 97.5125% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2.4875% is owned by MetLife International Holdings, LLC.
			bbb)	MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
				i)	ML Capacitacion Comercial S.A. de C.V.(Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.
		2)	MetLife Insurance Company of Korea, Ltd.- 14.64% is owned by MetLife Mexico S.A. de C.V. and 85.36% is owned by Metropolitan Global Management, LLC.

			aaa)	MetLife Financial Services, Co., Ltd. (South Korea)
	3.	Borderland Investments Limited (DE)
		a)	ALICO Hellas Single Member Limited Liability Company (Greece)
	4.	International Technical and Advisory Services Limited (DE)
	5.	ALICO Properties, Inc. (DE) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.
		a)	Global Properties, Inc. (DE)
W.	MetLife European Holdings, LLC (DE)
X.	MetLife Investment Management Holdings, LLC (DE)
	1)	MIM I LLC (PA), MIM EMD GP, LLC (DE)
	2)	MIM Property Management, LLC (DE)
	3)	MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (DE) - MIM EMD GP, LLC is the general partner of MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (the “Fund”). Metropolitan Life Insurance Company owns 77.73% of the Fund. The remainder is held by a third party.
		a)	MIM Property Management of Georgia 1, LLC (DE)
		b)	MIM MetWest International Manager, LLC (DE)
		c)	MIM ML-AI Venture 5 Manager, LLC (DE)
		d)	MIM Clal General Partner, LLC (DE)
	4)	MetLife Real Estate Lending LLC (DE)
	5)	ML Venture 1 Manager, S. de R.L. de C.V. (MEX) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.
	6)	MetLife Investment Management, LLC (DE)
	7)	ML Venture 1 Servicer, LLC (DE)
		a)	MetLife Single Family Rental Fund GP, LLC (DE)
			i)	MetLife Single Family Rental Fund, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Fund, LP (the “Fund”). MetLife Investment Management, LLC is the sole limited partner in the Fund.
		b)	MetLife Enhanced Core Property Fund GP, LLC (DE) - MetLife Enhanced Core Property Fund GP is the general partner of MetLife Enhanced Core Property Fund LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 33.3328% is held by Metropolitan Life Insurance Company and 33.3328% is held by Metropolitan Tower Life Insurance Company. The remainder is held by third parties.
		c)	MetLife Enhanced Core Property REIT, LLC (DE) - MetLife Enhanced Core Property Fund, LP is the manager of MetLife Enhanced Core Property REIT, LLC (the “Fund”) and holds 99.9% of the membership interests in the Fund. The remainder is held by third parties.
			i)	MetLife Enhanced Core Property Holdings, LLC (DE)
			ii)	MEC FIllmore Cherry Creek, LLC (DE)
1) The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.
2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.
3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.
4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.
Item 30. Indemnification
As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant’s principal underwriter (the “Underwriter”)), which is incorporated in the state of Delaware, and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.
MetLife, Inc. also has adopted a policy to indemnify employees (“MetLife Employees”) of MetLife, Inc. or its affiliates (“MetLife”), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.
MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriter
MetLife Investors Distribution Company also serves as principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
Metropolitan Life Separate Account UL
Metropolitan Life Variable Annuity Separate Account II
Metropolitan Tower Life Separate Account One
Metropolitan Tower Life Separate Account Two
New England Life Retirement Investment Account
New England Variable Annuity Fund I
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D
Security Equity Separate Account Twenty-Six
Security Equity Separate Account Twenty-Seven
Separate Account No. 13S
(b)	MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.

Name and Principal Business Address	Positions and Offices With Underwriter
Derrick Kelson 200 Park Avenue New York, NY 10166	Director, Chairman of the Board, President and Chief Executive Officer
Kelli Buford 200 Park Avenue New York, NY 10166	Secretary

Name and Principal Business Address	Positions and Offices With Underwriter
Christy Chandler 200 Park Avenue New York, NY 10166	Director, Vice President
Jessica T. Good 200 Park Avenue New York, NY 10166	Director, Vice President
Bradd Chignoli 501 Route 22 Bridgewater, NJ 08807	Director, Senior Vice President
Michael Yick 1 MetLife Way Whippany, NJ 07981	Vice President and Treasurer
Patricia Fox 501 Route 22 Bridgewater, NJ 08807	Chief Compliance Officer
Geoffrey Fradkin 200 Park Avenue New York, NY 10166	Vice President
Lorene Elsie Guardado 200 Park Avenue New York, NY 10166	Assistant Vice President
Justin Saudo 200 Park Avenue New York, NY 10166	Vice President and Chief Information Security Officer
Thomas Schuster 200 Park Avenue New York, NY 10166	Director, Senior Vice President
Stuart Turetsky 200 Park Avenue New York, NY 10166	Chief Financial Officer
Robin Wagner 200 Park Avenue New York, NY 10166	Chief Legal Officer
(c)	Compensation to the Distributor. The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant, during their last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
MetLife Investors Distribution Company	$72,424,702	$0	$0	$0
Item 32. Location of Account and Records.
The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:
Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166
MetLife, 18210 Crane Nest Drive, Tampa, FL 33647
MetLife Investors Distribution Company, 200 Park Avenue, New York, NY 10166

Item 33. Management Services.
Not Applicable.
Item 34. Fee Representation.
Depositor hereby makes the following representation:
Metropolitan Life Insurance Company represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Contracts.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the in the City of New York, and State of New York, on this 21st day of April, 2022.
Metropolitan Life Separate Account E (Registrant)
BY:	Metropolitan Life Insurance Company (Depositor)
BY:	/s/ Howard Kurpit
Howard Kurpit
Senior Vice President

BY:	Metropolitan Life Insurance Company (Depositor)
BY:	/s/ Howard Kurpit
Howard Kurpit
Senior Vice President

Signatures
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on April 21, 2022
Signature	Title
*	Chairman of the Board and Director
R. Glenn Hubbard
*	President and Chief Executive Officer and Director
Michel A. Khalaf
*	Executive Vice President and Chief Financial Officer
John Dennis McCallion
*	Executive Vice President and Chief Accounting Officer
Tamara Schock
*	Director
Cheryl W.Grise
*	Director
Carlos M. Gutierrez
*	Director
Gerald L. Hassell
*	Director
David L. Herzog
*	Director
Edward J. Kelly, III
*	Director
William E. Kennard
*	Director
Catherine R. Kinney
*	Director
Diana McKenzie
*	Director
Denise M. Morrison

Signature	Title
*	Director
Mark A. Weinberger

By:	/s/ Robin Wagner
Robin Wagner Attorney-in-Fact April 21, 2022
*	Metropolitan Life Insurance Company. Executed by Robin Wagner, on behalf of those indicated pursuant to powers of attorney.

Exhibit Index
(f)(1)	Amended and Restated Charter of Metropolitan Life.
(h)(2)(iii)	Amendment dated as of June 7, 2021 to the Participation Agreement dated April 30, 2001 and May 16, 1989, as amended, by and among Metropolitan Life Insurance Company on behalf of itself and certain of its separate accounts; American Funds Insurance Series; and Capital Research and Management Company.
(l)	Consent of Independent Registered Public Accounting Firm.